UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 through June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Artio International Stock Portfolio returned 2.02%, 1.92%, and 2.00%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index1, which returned 3.80%.

MARKET ENVIRONMENT/CONDITIONS

The first quarter of 2011 was dominated by the natural and nuclear disasters in Japan, as well as tensions that spread through many Middle Eastern and North African countries. In the aftermath of Japan’s March 11, 2011, earthquake and tsunami, markets around the globe fell sharply. Within a relatively short time, most developed markets stabilized and by month-end, with the obvious exception of Japan, they rebounded to neutral or slightly negative territory.

During the first two months of the year, emerging market equities significantly underperformed their developed peers due to concerns about inflationary pressures and tightening monetary policies derailing economic activity. This underperformance reversed in March and most emerging markets outperformed their developed counterparts. Emerging Europe was the strongest region for the first quarter as inflationary pressure in many parts of the Central Eastern Europe (CEE) was not as pronounced as in other areas of the emerging world. For the month of March, investors became more confident that inflationary pressures and accompanying monetary tightening in the emerging markets may not derail the longer term growth story. Despite the rebound by emerging markets in March, emerging market equities underperformed developed markets for the first quarter.

Developed European markets’ quarterly results were particularly strong, helped by a strong euro which advanced approximately 5.8% versus the U.S. dollar. Near quarter end, Europe’s parliament approved the formation of a permanent European Stability Mechanism (“ESM”) which goes into effect in mid-2013. This was met with a second downgrade to Portugal by Standard & Poor’s who cited fears the country may have to restructure its debt and force bond holders to accept losses after 2013. Greece was also nudged lower into junk status by the rating agency. Ireland agreed to inject as much as €24 billion into four Irish banks with all of this news serving as a reminder that the sovereign debt crisis is far from over. Despite these ongoing dynamics, the peripheral countries of Greece, Italy, and Spain were some of the best performers in the first three months of this year. Overall, the markets kept investors on their toes.

The second quarter did not lack for headlines, most of which centered on the sovereign debt crisis in Europe and investor fears of a possible Greek default. Markets were pushed lower with European stocks completing their longest weekly losing streak since 1998 (eight weeks during the quarter).

Greece’s bailout package totals over €110 billion and was key to Standard & Poor’s cutting the country’s credit rating to the lowest of all the sovereigns they rate. At the end of June, the European Union, European Central Bank, and International Monetary Fund indicated they would not release $17 billion in aid that Greece needed to pay its expenses through the summer unless the country adopted greater austerity measures including wage cuts, tax increases, and the privatization of $70 billion in state assets. These measures caused large-scale strikes in Greece but in the end, the country’s Parliament rallied enough support and the measure passed.

Leaders of Germany, France, the Netherlands, Luxembourg, Austria, and Finland (the euro area countries with the highest bond ratings) have said that the key ingredient of this aid effort must be a pledge by banks and insurance companies to maintain their holdings of Greek bonds. This prompted some to call into question whether investors will ever wind up being paid on time and in full.

Fears of contagion re-emerged for the periphery countries such as Italy, Ireland, and Portugal due to their sizable debt with the latter two already recipients of emergency bailout funds. Italian markets were rattled in June when Moody’s Investor Services said it may downgrade thirteen Italian banks because they are vulnerable to a cut in the government’s credit rating. The ratings agency also said it may downgrade three large French banks because of their investments in Greece. Any drop in credit ratings would drive these institutions’ borrowing costs higher.

In an effort to stem inflation and deviating from the continued easy monetary policies of the U.S. and United Kingdom (U.K.), the European Central Bank raised interest rates in April for the first time in almost three years. Elsewhere in Europe, the Bank of England warned that the euro area debt crisis posed the biggest risk to stability of the U.K. financial system and suggested banks should build up reserves when earnings are strong. During the quarter, the central bank kept its main interest rate at record low levels amid concerns that the country’s economy is too weak to cope with higher borrowing costs. U.K. consumers’ confidence also slumped during the quarter as unemployment remained high and households became reluctant to spend given the government’s impending spending cuts and tax increases.

Tensions in the Middle East also shaped investor sentiment. In April, as events of the “Arab Spring” continued and the world’s supply of oil came into question, prices were sent higher and commodities such as silver and gold climbed to record levels. In May, investors saw a retreat in the prices of both oil and commodities. In June, crude oil prices tumbled after Saudi Arabia announced it would raise production on concern that the global economic recovery was slowing, making up for lost Libyan output and helping to cap oil prices. Near the end of June, the International Energy Agency also announced it would release oil into the market, sending energy stocks lower.

Emerging markets slightly outperformed the developed world (excluding the U.S.) in both May and June, but given poor returns in April still lag for both the second quarter and year-to-date periods. China suffered during June as concerns that the world’s fastest growing major economy was slowing. Despite rising after the country announced better than estimated industrial production figures, it was not enough to lift returns into positive territory. Russian returns were

MSF-1

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

hampered by the drop in oil prices but still posted gains for June. Through June 30, 2011, Russian equities were among the strongest performers in emerging markets. While the Indian market posted good results in June, they were not enough to offset April and May’s performance. Inflation in India continued to accelerate, which put additional pressure on the country’s central bank to increase interest rates again as part of its monetary policy.

Equity markets continued to build upon their gains in the first quarter, though more moderately. Emerging markets continued to lag the more developed regions, with poor performance in the four BRIC (Brazil, Russia, India, China) countries masking some better results from smaller emerging countries. Japan lagged most other developed markets in spite of a gain in the currency versus the U.S. dollar. The more defensive economic sectors performed better than the more cyclical sectors as investors worried about the sustainability of economic recovery in the developed world and whether growth would slow precipitously in the emerging markets.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six-month period, our overweight in China and India negatively impacted performance as investors grew concerned about tightening monetary policy, in response to rising inflation, derailing economic growth in those countries. While the Portfolio’s holdings in Russia and Brazil hurt performance, stock selections in Taiwan, Korea, India, and China contributed positively to performance. Additionally, our overweight in Materials and our underweight in Financials negatively impacted performance. Stock selection within the Materials sector also detracted from performance, largely due to positions in gold mining companies which lagged the upward movement of the underlying commodity. Furthermore, the top detractors to relative results included the position held in cash amid a strong backdrop for equities. Within developed markets, the Portfolio was also impacted by underperformance in developed market Financials (Hong Kong and the U.K.) as well as our underweight to Energy.

The largest contributors to performance included our stock selection within the Industrial sector and our underweight to the Japanese market.

We have maintained a long term overweight to commodities, particularly in the Materials sector due to the very easy monetary policies of many central banks and longer term demand from emerging markets. Additionally, we have been concerned about the effects of the sovereign debt crisis, anemic lending, and an uncertain regulatory environment on many financial institutions in Continental Europe. As a result, we had an underweight to the Financial sector in Europe at period end.

We remained constructive on the emerging markets, especially in China. The government’s attempts at slowing the economy have clearly shown effect, though overall inflation levels have not yet moderated and we will remain attentive to these factors. The Portfolio remained positioned, regionally and at the sector level, to attempt to benefit from the long-term secular growth in emerging market consumption.

Japan’s rebound from the March earthquake has been seen in some economic statistics, but we have found the bounce to this point to be lackluster and continue to avoid the Japanese equity market with the exception of certain globally-oriented industries and companies such as the auto industry. The country continues to have issues with sovereign debt and demographics.

At period end, European sovereign debt remains an issue. We continued to remain underweight the region’s Financial sector over sovereign debt/funding issues, opacity of many financial firms’ balance sheets/asset quality, and an uncertain regulatory environment. Elsewhere, we were also underweight Financials, including in Australia where a housing bubble and unbalanced economic growth has us worried over loan book quality.

In terms of our sector/industry themes, our focus at the end of the reporting period was, Industrials (airports), Consumer Discretionary (luxury goods, autos, and smart phones). Our specific tilts within sectors like Healthcare (diabetes and specialty equipment/supply companies) and Energy (E&P production growth and services) also remained in place.

Regionally, we have maintained a bias to emerging market equities given the structural impediments to growth in the developed world.

Richard Pell

Rudolph-Riad Younes

Portfolio Managers

Artio Global Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Artio International Stock Portfolio
Class A	2.02	24.62	-1.91	2.73	—
Class B	1.92	24.28	-2.15	—	3.54
Class E	2.00	24.42	-2.05	2.58	—
MSCI All Country World ex-U.S. Index	3.80	29.73	3.67	7.48	—

1 The Morgan Stanley Capital International All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/91, 5/1/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Sberbank	2.7
HTC Corp.	2.3
BHP Billiton plc	2.0
Hang Lung Properties, Ltd.	2.0
Fraport AG	1.9
VTB Bank OJSC (GDR)	1.8
BG Group plc	1.7
Rio Tinto plc	1.7
Potash Corp. of Saskatchewan, Inc.	1.6
Royal Dutch Shell plc (Class A)	1.5

Top Countries

% of Net Assets
United Kingdom	15.0
Japan	8.4
Hong Kong	8.0
Germany	7.2
France	6.9
Russia	6.8
Canada	6.5
India	5.5
China	5.3
Switzerland	3.6

MSF-3

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Artio International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.88%	$1,000.00	$1,020.20	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

Class B(a)	Actual	1.13%	$1,000.00	$1,019.20	$5.66
	Hypothetical*	1.13%	$1,000.00	$1,019.12	$5.66

Class E(a)	Actual	1.03%	$1,000.00	$1,020.00	$5.16
	Hypothetical*	1.03%	$1,000.00	$1,019.62	$5.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—93.5% of Net Assets

Security Description	Shares	Value*

Australia—2.4%
Asciano Group	1,012,835	$1,793,790
MAp Group	2,122,978	7,639,074
Newcrest Mining, Ltd.	267,219	10,852,632

		20,285,496

Austria—1.2%
Erste Group Bank AG	194,311	10,193,350

Brazil—1.2%
Diagnosticos da America S.A. (a)	205,388	2,765,459
Embraer S.A. (ADR) (b)	96,944	2,983,936
Hypermarcas S.A. (a)	467,909	4,410,132

		10,159,527

Canada—6.5%
Barrick Gold Corp.	231,815	10,527,538
Cenovus Energy, Inc.	106,296	4,012,626
Goldcorp, Inc.	94,931	4,592,721
Ivanhoe Mines, Ltd. (a) (b)	318,767	8,056,367
Pan American Silver Corp. (b)	54,213	1,679,380
Potash Corp. of Saskatchewan, Inc.	231,424	13,219,428
Silver Wheaton Corp. (a) (b)	32,239	1,064,213
Suncor Energy, Inc.	301,584	11,822,531

		54,974,804

China—5.3%
Anhui Conch Cement Co., Ltd. (b)	287,000	1,359,627
Baidu, Inc. (ADR) (a)	84,043	11,776,946
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd. (a) (b)	2,748,420	5,261,703
China National Building Material Co., Ltd. (b)	1,134,000	2,241,479
Ctrip.com International, Ltd. (ADR) (b)	244,066	10,514,363
Dongfeng Motor Group Co., Ltd.	1,894,000	3,620,148
Lianhua Supermarket Holdings Co., Ltd.	1,281,600	2,947,147
Wumart Stores, Inc.	1,630,000	4,068,757
Zhuzhou CSR Times Electric Co., Ltd.	802,000	2,704,963

		44,495,133

Czech Republic—0.7%
Komercni Banka A.S.	24,721	6,030,968

Denmark—2.2%
Carlsberg A/S (Class B)	75,589	8,237,771
Novo Nordisk A/S	85,461	10,731,006

		18,968,777

Finland—0.9%
Fortum Oyj	63,578	1,844,067
Stora Enso Oyj	240,664	2,528,872
UPM-Kymmene Oyj	166,750	3,053,901

		7,426,840

France—6.9%
Aeroports de Paris	5,807	547,043
BNP Paribas	97,633	7,541,419

Security Description	Shares	Value*

France—(Continued)
CFAO S.A.	65,613	$2,846,335
Cie Generale d’Optique Essilor International S.A.	128,477	10,436,579
Danone	87,021	6,502,872
Eutelsat Communications S.A.	53,218	2,397,297
lliad S.A. (b)	8,876	1,192,846
LVMH Moet Hennessy Louis Vuitton S.A.	50,624	9,125,014
PPR S.A.	26,952	4,807,156
Schneider Electric S.A. (b)	46,021	7,700,487
SES S.A.	83,239	2,338,668
Technip S.A.	29,392	3,153,210

		58,588,926

Germany—5.8%
Allianz SE	32,627	4,565,472
Bilfinger Berger AG	7,185	711,512
Brenntag AG (a)	17,914	2,085,472
Daimler AG	116,678	8,794,617
Fraport AG (b)	200,253	16,126,346
Fresenius SE	96,345	10,071,220
HeidelbergCement AG	60,654	3,872,410
Henkel AG & Co. KGaA	5,772	331,317
Siemens AG	16,338	2,246,692

		48,805,058

Greece—0.5%
Coca-Cola Hellenic Bottling Co. S.A.	148,699	3,990,893

Hong Kong—8.0%
Belle International Holdings, Ltd.	4,842,000	10,275,008
China Merchants Holdings International Co., Ltd.	670,468	2,607,402
China Resources Enterprise, Ltd.	1,877,000	7,686,848
Geely Automobile Holdings, Ltd. (b)	6,660,000	2,609,047
Golden Eagle Retail Group, Ltd. (b)	1,478,000	3,780,002
Hang Lung Properties, Ltd.	3,986,000	16,561,894
Intime Department Store Group Co., Ltd. (b)	2,477,000	4,206,438
L’Occitane International S.A. (a)	1,323,841	3,544,369
Li & Fung, Ltd.	1,860,000	3,740,927
Sands China, Ltd. (a) (b)	1,594,400	4,323,596
The United Laboratories International Holdings, Ltd. (b)	1,382,000	2,051,542
Tingyi Cayman Islands Holding Corp. (b)	750,000	2,327,105
Wynn Macau, Ltd. (a) (b)	1,220,400	4,028,749

		67,742,927

India—5.5%
Adani Enterprises, Ltd.	417,229	6,685,583
Axis Bank, Ltd.	104,895	3,016,818
HDFC Bank, Ltd.	72,098	4,040,334
Housing Development Finance Corp.	111,617	1,760,447
ITC, Ltd.	1,440,333	6,546,559
JSW Steel, Ltd.	176,275	3,501,946
Larsen & Toubro, Ltd.	185,382	7,622,031
Mahindra & Mahindra, Ltd.	309,835	4,871,647
Mundra Port & Special Economic Zone, Ltd.	668,297	2,425,518
Reliance Capital, Ltd.	127,134	1,653,204

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

India—(Continued)
State Bank of India	80,809	$4,335,430

		46,459,517

Ireland—1.5%
CRH plc	271,577	6,048,622
Dragon Oil plc (a)	811,950	6,823,921

		12,872,543

Israel—0.3%
Teva Pharmaceutical Industries, Ltd. (ADR)	56,285	2,714,063

Italy—1.6%
Buzzi Unicem S.p.A. (b)	128,462	1,792,143
Fiat Industrial S.p.A. (a)	417,651	5,407,485
Saipem S.p.A.	128,489	6,643,766

		13,843,394

Japan—8.4%
Aisin Seiki Co., Ltd.	40,601	1,569,433
Asahi Glass Co., Ltd. (b)	210,000	2,447,822
Canon, Inc. (b)	61,267	2,916,557
Daikin Industries, Ltd.	14,432	510,582
Denso Corp.	37,990	1,408,069
Fanuc, Ltd.	36,563	6,086,356
Honda Motor Co., Ltd. (b)	131,883	5,074,420
Isuzu Motors, Ltd.	795,000	3,760,830
Itochu Corp.	273,757	2,842,726
KDDI Corp.	362	2,600,105
Komatsu, Ltd.	247,525	7,687,933
Mitsubishi Corp.	122,719	3,069,380
Mitsubishi Electric Corp.	235,607	2,731,510
Mitsui & Co., Ltd.	46,300	799,280
Nissan Motor Co., Ltd.	278,100	2,914,222
Nitto Denko Corp.	13,500	684,553
SMC Corp.	12,900	2,320,124
Softbank Corp.	82,800	3,130,586
Suzuki Motor Corp.	192,495	4,330,409
Toyota Motor Corp.	152,370	6,404,067
Unicharm Corp. (b)	177,010	7,722,096

		71,011,060

Mexico—0.5%
Genomma Lab Internacional S.A.B. de C.V. (a)	575,907	1,464,349
Grupo Financiero Banorte S.A.B. de C.V.	518,402	2,351,407

		3,815,756

Netherlands—1.7%
ASML Holding NV	33,603	1,239,898
Heineken NV	62,437	3,761,096
ING Groep NV	651,287	8,046,012
X5 Retail Group NV (GDR) (a)	42,188	1,654,935

		14,701,941

Security Description	Shares	Value*

Norway—0.3%
Marine Harvest ASA (a) (b)	2,812,985	$2,264,587

Portugal—0.2%
Jeronimo Martins, SGPS, S.A.	80,885	1,556,183

Russia—6.8%
Magnit OAO (GDR)	82,750	2,597,634
NovaTek OAO (GDR)	27,161	3,751,200
O’Key Group S.A. (GDR) (a)	162,295	1,788,685
Pharmstandard (GDR) (a)	82,862	1,889,123
Rosneft Oil Co. (GDR)	1,139,110	9,592,179
Sberbank	6,136,273	22,635,969
VTB Bank OJSC (GDR)	2,429,427	14,964,221

		57,219,011

South Africa—0.5%
Shoprite Holdings, Ltd.	289,820	4,369,583

South Korea—2.0%
Celltrion, Inc.	235,380	9,761,531
Hyundai Motor Co.	30,170	6,737,279

		16,498,810

Sweden—1.7%
Atlas Copco AB (Series A) (b)	145,931	3,855,542
Elekta AB	99,009	4,705,948
Volvo AB (Series B)	350,292	6,142,052

		14,703,542

Switzerland—3.6%
Dufry AG	46,366	5,834,613
Flughafen Zuerich AG	3,825	1,743,795
Nobel Biocare Holding AG	147,673	3,007,405
Swatch Group AG (Class B)	11,884	5,991,618
SwissRe, Ltd. (a)	45,944	2,578,019
Syngenta AG	25,336	8,546,837
UBS AG	139,159	2,535,769

		30,238,056

Taiwan—2.3%
HTC Corp.	570,000	19,471,458

United Kingdom—15.0%
AMEC plc	130,540	2,283,903
ARM Holdings plc	338,713	3,207,093
Barclays plc	483,037	1,990,572
BG Group plc	646,942	14,699,619
BHP Billiton plc	422,907	16,595,136
Burberry Group plc	130,751	3,043,464
Cairn Energy plc (a)	532,127	3,546,856
Compass Group plc	411,185	3,970,973
Diageo plc	201,423	4,120,242
Hikma Pharmaceuticals plc (b)	332,421	4,059,561
HSBC Holdings plc	453,645	4,505,583
Lloyds Banking Group plc	2,771,041	2,179,890

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

United Kingdom—(Continued)
Premier Oil plc (a)	426,229	$3,058,777
Reckitt Benckiser Group plc	60,151	3,324,961
Rio Tinto plc	197,096	14,248,570
Rolls-Royce Holdings plc	196,677	2,038,455
Royal Dutch Shell plc (Class A) (b)	347,908	12,411,034
Shire plc	124,533	3,892,113
Smith & Nephew plc	225,816	2,411,933
Vodafone Group plc	2,326,272	6,189,497
WPP plc	275,235	3,449,759
Xstrata plc	536,134	11,837,409

		127,065,400

Total Common Stock (Identified Cost $728,034,783)		790,467,603

Preferred Stock—1.4%

Germany—1.4%
Henkel AG & Co. KGaA	31,724	2,202,772
Volkswagen AG	44,675	9,224,852

Total Preferred Stock (Identified Cost $8,390,269)		11,427,624

Exchange Traded Funds—0.3%

United States—0.3%
Market Vectors Gold Miners ETF (b)	49,266	2,689,431

Total Exchange Traded Funds (Identified Cost $2,637,997)		2,689,431

Short Term Investments—9.7%

United States—9.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $26,918,007 on 07/01/11, collateralized by $27,810,000 Federal Home Loan Bank due 02/26/29 with a value of $27,459,133.	$26,918,000	26,918,000
State Street Navigator Securities Lending Prime Portfolio (c)	55,250,712	55,250,712

Total Short Term Investments (Identified Cost $82,168,712)		82,168,712

Total Investments—104.9% (Identified Cost $821,231,761) (d)		886,753,370
Liabilities in excess of other assets		(41,261,311)

Net Assets—100.0%		$845,492,059

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $53,380,191 and the collateral received consisted of cash in the amount of $55,250,712. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $821,231,761. The aggregate unrealized appreciation and depreciation of investments was $89,330,851 and $(23,809,242), respectively, resulting in net unrealized appreciation of $65,521,609 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of June 30, 2011	% of Net Assets
Commercial Banks	9.9
Metals & Mining	9.8
Oil, Gas & Consumable Fuels	8.3
Automobiles	6.9
Pharmaceuticals	4.3
Machinery	3.7
Health Care Equipment & Supplies	3.6
Transportation Infrastructure	3.6
Hotels, Restaurants & Leisure	2.7
Chemicals	2.7

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Forward Contracts
Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2011	Unrealized Depreciation
Euro (sold)	Credit Suisse	9/21/2011	8,371,427	$12,013,206	$12,131,155	$(117,949)
Euro (sold)	Deutsche Bank AG	9/21/2011	10,210,796	14,655,811	14,796,612	(140,801)
Japanese Yen (bought)	JPMorgan Chase Bank N.A.	9/21/2011	672,688,835	8,385,550	8,344,935	(40,615)

Net Unrealized Depreciation						$(299,365)

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$20,285,496	$—	$20,285,496
Austria	—	10,193,350	—	10,193,350
Brazil	2,983,936	7,175,591	—	10,159,527
Canada	54,974,804	—	—	54,974,804
China	22,291,309	22,203,824	—	44,495,133
Czech Republic	—	6,030,968	—	6,030,968
Denmark	—	18,968,777	—	18,968,777
Finland	—	7,426,840	—	7,426,840
France	—	58,588,926	—	58,588,926
Germany	—	48,805,058	—	48,805,058
Greece	—	3,990,893	—	3,990,893
Hong Kong	—	67,742,927	—	67,742,927
India	—	46,459,517	—	46,459,517
Ireland	—	12,872,543	—	12,872,543
Israel	2,714,063	—	—	2,714,063
Italy	—	13,843,394	—	13,843,394
Japan	—	71,011,060	—	71,011,060
Mexico	3,815,756	—	—	3,815,756
Netherlands	1,654,935	13,047,006	—	14,701,941
Norway	—	2,264,587	—	2,264,587
Portugal	—	1,556,183	—	1,556,183
Russia	—	57,219,011	—	57,219,011
South Africa	—	4,369,583	—	4,369,583
South Korea	—	16,498,810	—	16,498,810
Sweden	—	14,703,542	—	14,703,542
Switzerland	—	30,238,056	—	30,238,056
Taiwan	—	19,471,458	—	19,471,458
United Kingdom	—	127,065,400	—	127,065,400
Total Common Stock	88,434,803	702,032,800	—	790,467,603
Preferred Stock
Germany	—	11,427,624	—	11,427,624
Exchange Traded Funds
United States	2,689,431	—	—	2,689,431
Short Term Investments
United States	55,250,712	26,918,000	—	82,168,712
Total Investments	$146,374,946	$740,378,424	$—	$886,753,370

Forward Contracts*
Forward Foreign Currency Contracts (Net Unrealized Depreciation)	$—	$(299,365)	$—	$(299,365)

*	Derivative instruments such as forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-9

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$886,753,370
Cash		322
Cash denominated in foreign currencies (c)		18,986,469
Receivable for:
Securities sold		5,775,125
Fund shares sold		450,648
Accrued interest and dividends		2,262,115
Foreign taxes		338,709

Total Assets		914,566,758
Liabilities
Unrealized depreciation on open forward currency contracts	$299,365
Payable for:
Securities purchased	12,254,164
Fund shares redeemed	365,453
Foreign taxes	202,964
Collateral for securities loaned	55,250,712
Accrued expenses:
Management fees	524,455
Distribution and service fees	26,514
Deferred directors’ fees	23,537
Other expenses	127,535

Total Liabilities		69,074,699

Net Assets		$845,492,059

Net assets consists of:
Paid in surplus		$1,123,953,646
Undistributed net investment income		309,538
Accumulated net realized losses		(344,151,910)
Unrealized appreciation on investments and foreign currency transactions		65,380,785

Net Assets		$845,492,059

Net Assets
Class A		$699,811,519
Class B		111,930,373
Class E		33,750,167

Capital Shares (Authorized) Outstanding
Class A (110,000,000)		69,812,988
Class B (20,000,000)		11,315,514
Class E (10,000,000)		3,399,169

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.02
Class B		9.89
Class E		9.93

(a)	Identified cost of investments was $821,231,761.
(b)	Includes securities on loan with a value of $53,380,191.
(c)	Identified cost of cash denominated in foreign currencies was $18,850,167.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$12,524,352
Interest (b)		525,950

		13,050,302
Expenses
Management fees	$4,756,203
Distribution and service fees—Class B	138,864
Distribution and service fees—Class E	26,213
Directors’ fees and expenses	24,547
Custodian and accounting	514,908
Audit and tax services	16,738
Legal	6,034
Shareholder reporting	59,273
Insurance	7,857
Miscellaneous	17,042

Total expenses	5,567,679
Less broker commission recapture	(24,869)
Management fee waivers	(282,390)	5,260,420

Net Investment Income		7,789,882

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	152,437,586
Futures contracts	3,261,764
Foreign currency transactions	(429,371)	155,269,979

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(112,803,034)
Foreign currency transactions	(319,880)	(113,122,914)

Net realized and unrealized gain		42,147,065

Net Increase in Net Assets From Operations		$49,936,947

(a)	Net of foreign taxes of $1,349,509.
(b)	Includes net income on securities loaned of $526,886.
(c)	Includes foreign capital gains tax of $141,078.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,789,882	$12,627,434
Net realized gain	155,269,979	40,593,507
Net change in unrealized appreciation (depreciation)	(113,122,914)	37,470,473

Increase in net assets from operations	49,936,947	90,691,414

From Distributions to Shareholders
Net investment income
Class A	(20,085,505)	(15,405,447)
Class B	(1,614,037)	(1,423,913)
Class E	(534,612)	(549,340)

Total distributions	(22,234,154)	(17,378,700)

Increase (decrease) in net assets from capital share transactions	(514,882,195)	137,076,370

Total increase (decrease) in net assets	(487,179,402)	210,389,084

Net Assets
Beginning of the period	1,332,671,461	1,122,282,377

End of the period	$845,492,059	$1,332,671,461

Undistributed Net Investment Income
End of the period	$309,538	$14,753,810

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	6,646,137	$66,240,915	21,659,768	$198,023,443
Reinvestments	1,951,944	20,085,505	1,633,664	15,405,447
Redemptions	(57,364,219)	(597,294,153)	(7,854,579)	(70,331,619)

Net increase (decrease)	(48,766,138)	$(510,967,733)	15,438,853	$143,097,271

Class B
Sales	656,437	$6,465,555	1,514,574	$13,525,232
Reinvestments	158,862	1,614,037	152,944	1,423,913
Redemptions	(928,966)	(9,138,540)	(1,645,521)	(14,964,490)

Net increase (decrease)	(113,667)	$(1,058,948)	21,997	$(15,345)

Class E
Sales	144,963	$1,436,641	332,586	$3,063,318
Reinvestments	52,413	534,612	58,816	549,340
Redemptions	(488,469)	(4,826,767)	(1,054,144)	(9,618,214)

Net decrease	(291,093)	$(2,855,514)	(662,742)	$(6,005,556)

Increase (decrease) derived from capital share transactions		$(514,882,195)		$137,076,370

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.98		$9.45	$7.80	$16.04	$15.49	$13.48

Income (Loss) from Investment Operations
Net investment income	0.07	(a)	0.10 (a)	0.14 (a)	0.22 (a)	0.20 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.14		0.57	1.57	(6.51)	1.38	2.09

Total from investment operations	0.21		0.67	1.71	(6.29)	1.58	2.22

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	(0.06)	(0.40)	(0.17)	(0.21)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.17)		(0.14)	(0.06)	(1.95)	(1.03)	(0.21)

Net Asset Value, End of Period	$10.02		$9.98	$9.45	$7.80	$16.04	$15.49

Total Return (%)	2.02	(b)	7.21	22.17	(44.13)	10.33	16.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(c)	0.94	0.96	0.95	0.96	1.05
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.91	0.93	0.92	N/A	N/A
Ratio of net investment income to average net assets (%)	1.35	(c)	1.10	1.74	1.96	1.22	1.00
Portfolio turnover rate (%)	91	(c)	140	147	195	100	86
Net assets, end of period (in millions)	$699.81		$1,183.70	$975.12	$736.56	$732.64	$547.34

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.84		$9.33	$7.69	$15.83	$15.30	$13.33

Income (Loss) from Investment Operations
Net investment income	0.06	(a)	0.07 (a)	0.12 (a)	0.17 (a)	0.15 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.13		0.56	1.55	(6.40)	1.37	2.03

Total from investment operations	0.19		0.63	1.67	(6.23)	1.52	2.15

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.03)	(0.36)	(0.13)	(0.18)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.14)		(0.12)	(0.03)	(1.91)	(0.99)	(0.18)

Net Asset Value, End of Period	$9.89		$9.84	$9.33	$7.69	$15.83	$15.30

Total Return (%)	1.92	(b)	6.86	21.89	(44.24)	10.07	16.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.18	(c)	1.19	1.21	1.20	1.21	1.30
Net ratio of expenses to average net assets (%) (d)	1.13	(c)	1.16	1.18	1.17	N/A	N/A
Ratio of net investment income to average net assets (%)	1.31	(c)	0.86	1.47	1.52	0.96	0.72
Portfolio turnover rate (%)	91	(c)	140	147	195	100	86
Net assets, end of period (in millions)	$111.93		$112.50	$106.40	$79.53	$119.07	$95.47

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.88		$9.36	$7.72	$15.89	$15.35	$13.37

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.09 (a)	0.13 (a)	0.19 (a)	0.18 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.13		0.56	1.55	(6.43)	1.37	2.05

Total from investment operations	0.20		0.65	1.68	(6.24)	1.55	2.17

Less Distributions
Distributions from net investment income	(0.15)		(0.13)	(0.04)	(0.38)	(0.15)	(0.19)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.55)	(0.86)	0.00

Total distributions	(0.15)		(0.13)	(0.04)	(1.93)	(1.01)	(0.19)

Net Asset Value, End of Period	$9.93		$9.88	$9.36	$7.72	$15.89	$15.35

Total Return (%)	2.00	(b)	7.04	21.96	(44.20)	10.20	16.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	(c)	1.09	1.11	1.10	1.11	1.20
Net ratio of expenses to average net assets (%) (d)	1.03	(c)	1.06	1.08	1.07	N/A	N/A
Ratio of net investment income to average net assets (%)	1.39	(c)	0.99	1.59	1.64	1.10	0.89
Portfolio turnover rate (%)	91	(c)	140	147	195	100	86
Net assets, end of period (in millions)	$33.75		$36.47	$40.76	$37.30	$70.91	$73.18

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Artio International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of

MSF-14

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-15

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-16

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Portfolio Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$4,756,203	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.080%	Of the first $500 million
0.020%	Of the next $400 million
0.050%	Of the next $100 million
0.025%	Of the next $500 million
0.050%	On amounts in excess of $1.5 billion

Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

MSF-17

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$500,961,494	$0	$1,031,894,621

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

MSF-18

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Forward Foreign Currency Exchange	Payables—Unrealized depreciation on open forward foreign currency contracts	$(299,365)

Transactions in derivative instruments during the six months ended June 30, 2011 were as follows:

Location	Foreign Exchange	Equity Index	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$3,261,764	$3,261,764
Foreign Currency Transactions	(735,675)	—	(735,675)

Total	$(735,675)	$3,261,764	$2,526,089

Statement of Operations—Net Change in Unrealized (Depreciation)
Foreign Currency Transactions	$(293,628)	$—	$(293,628)

Total	$(293,628)	$—	$(293,628)

Average Notional or Face Amount	Foreign Exchange	Equity Index
Futures Contracts Long	$—	$57,208,059
Foreign Currency Transactions	104,885,889	—

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume

MSF-19

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$17,378,700	$6,102,619	$—	$—	$—	$—	$17,378,700	6,102,619

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,117,410	$—	$164,268,821	$(492,533,492)	$(306,147,261)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$323,201,218	$492,533,492

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15,

MSF-20

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, E, and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 2.40%, 2.38%, 2.35%, and 2.24%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 2.72%.

MARKET ENVIRONMENT/CONDITIONS

The first half of 2011 was composed of two very different quarters. While the first quarter brought some signs of an economic upturn and investor optimism, that upward momentum dissolved in the second quarter as investors weighed lingering global socioeconomic factors.

The Federal Open Market Committee (the “Fed”) met four times during the six-month period and held the target range for the federal funds rate at zero to 0.25%, a range set originally in December 2008. The Fed noted that the economic recovery was continuing at a moderate pace that was slower than anticipated. The Fed confirmed that they expected the pace of the recovery to build momentum in the quarters ahead and that both the unemployment and inflation rates would gradually decline. The Fed announced it would complete its purchases of $600 billion of longer-term Treasury securities at the end of June, and that it would maintain its existing policy of reinvesting principal payments from its securities holdings. The Fed vowed to monitor economic developments and act when warranted to promote maximum employment and price stability.

Investor concerns surrounding the economic outlook and persistent European sovereign debt crisis pushed them to seek the safety of Treasuries during the period. By June 30, 2011, the yield curve had steepened, and with the exception of the 30-year Treasury Bond, interest rates were lower across the curve from where they began in January. The 2-year Treasury Note finished at 0.46% (down from 0.59% on December 31, 2010), and the 30-year Treasury Bond finished at 4.37% (up from 4.33% on December 31, 2010).

The price of crude oil fluctuated significantly during the half-year period, finishing at approximately $95 per barrel, after posting a high of $115 per barrel and a low of approximately $91 per barrel. Crude oil shortages, induced by the ongoing Libyan conflict and the failure of the Organization of Petroleum Exporting Countries (OPEC) to agree on production increases, propelled the International Energy Agency to release crude oil reserves to help bring prices down.

The Commercial Mortgage-Backed Securities (CMBS) sector was the strongest performing sector in the Index for the period on both a total and excess return basis. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the Index spread sectors were: 1.53% for CMBS, 1.01% for Government-related securities, 0.93% for Mortgage-Backed Securities (MBS), 0.78% for Asset-Backed Securities (ABS), and 0.72% for Corporates.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio was managed utilizing a Stratified Sampling approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error included sampling, transaction costs, and the impact from contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	2.40	3.33	6.31	5.46	—
Class B	2.38	3.13	6.06	5.20	—
Class E	2.35	3.18	6.15	5.31	—
Class G	2.24	2.99	—	—	5.72
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.52	5.74	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	24.8
Fannie Mae 30 Yr. Pool	12.4
U.S. Treasury Bonds	7.8
Feddie Mac 30 Yr. Gold Pool	7.7
Ginnie Mae I 30 Yr. Pool	5.2
Federal National Mortgage Association	2.5
Federal Home Loan Bank	2.4
Federal Home Loan Mortgage Corp.	2.4
Fannie Mae 15 Yr. Pool	2.3
Feddie Mac 15 Yr. Gold Pool	1.7

Top Sectors

% of Net Assets
Agency Sponsored Mortgages	33.2
U.S. Treasuries	32.6
Corporates	22.0
Federal Agencies	6.5
Commercial Mortgage-Backed	2.3
Foreign Government	1.5
Cash & Equivalents	0.9
Municipals	0.6
Asset Backed	0.4

MSF-2

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.27%	$1,000.00	$1,024.00	$1.35
	Hypothetical*	0.27%	$1,000.00	$1,023.43	$1.35

Class B(a)	Actual	0.52%	$1,000.00	$1,023.80	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.18	$2.61

Class E(a)	Actual	0.42%	$1,000.00	$1,023.50	$2.11
	Hypothetical*	0.42%	$1,000.00	$1,022.68	$2.11

Class G(a)	Actual	0.57%	$1,000.00	$1,022.40	$2.86
	Hypothetical*	0.57%	$1,000.00	$1,021.93	$2.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—72.3% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—33.2%
Fannie Mae 15 Yr. Pool 3.500%, 02/01/26	$3,913,843	$3,992,342
3.500%, 03/01/26	2,945,850	3,004,675
4.000%, 04/01/19	894,571	945,659
4.000%, 05/01/19	1,487,564	1,572,520
4.000%, 01/01/20	987,960	1,043,249
4.000%, 06/01/24	2,798,570	2,922,816
4.000%, 08/01/25	4,315,283	4,502,213
4.500%, 07/01/18	1,908,672	2,038,106
4.500%, 05/01/19	518,792	554,529
4.500%, 08/01/24	3,080,771	3,273,040
4.500%, 06/01/25	3,820,268	4,057,273
5.000%, 06/01/18	473,771	511,355
5.000%, 01/01/19	801,361	866,074
5.000%, 02/01/20	1,111,712	1,201,317
5.000%, 01/01/22	1,502,599	1,619,961
5.000%, 02/01/24	3,943,989	4,240,966
5.500%, 11/01/17	491,230	532,959
5.500%, 02/01/18	208,916	227,144
5.500%, 04/01/18	1,248,863	1,357,828
6.000%, 09/01/13	147,261	160,256
6.000%, 10/01/13	99,342	108,109
6.000%, 03/01/14	19,955	21,734
6.000%, 06/01/14	4,323	4,708
6.000%, 07/01/14	31,392	34,191
6.000%, 09/01/14	9,929	10,815
6.000%, 09/01/17	492,880	538,884
6.500%, 01/01/13	2,570	2,639
6.500%, 04/01/13	265	276
6.500%, 06/01/13	13,343	13,927
6.500%, 07/01/13	120	125
6.500%, 06/01/14	5,683	6,028
6.500%, 04/01/17	1,366,633	1,490,745
7.000%, 04/01/12	1,139	1,154
7.000%, 02/01/14	2,070	2,096
7.500%, 08/01/15	9,752	10,652
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	2,899,560	2,960,737
4.500%, 08/01/30	2,577,541	2,697,100
5.000%, 02/01/24	1,032,592	1,118,309
5.000%, 09/01/25	1,003,379	1,080,684
5.500%, 07/01/23	602,670	659,851
5.500%, 01/01/24	340,119	372,389
5.500%, 07/01/24	1,029,218	1,125,788
7.000%, 10/01/21	50,013	58,090
Fannie Mae 30 Yr. 5.000%, TBA	4,670,000	4,961,875
Fannie Mae 30 Yr. Pool 3.500%, 12/01/40	5,221,054	5,002,816
4.000%, 08/01/39	3,651,685	3,662,333
4.000%, 09/01/39	3,787,751	3,798,795
4.000%, 06/01/40	4,350,418	4,357,716
4.000%, 09/01/40	3,996,437	4,003,142
4.000%, 12/01/40	12,796,069	12,817,538
4.000%, 01/01/41	5,950,042	5,958,439
4.500%, 08/01/33	963,987	1,006,390

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 10/01/33	$1,642,885	$1,715,151
4.500%, 04/01/34	1,293,912	1,350,021
4.500%, 01/01/39	2,894,160	2,998,148
4.500%, 07/01/39	6,153,682	6,375,991
4.500%, 09/01/39	11,470,045	11,884,416
4.500%, 10/01/39	3,987,675	4,131,735
4.500%, 05/01/40	4,441,575	4,602,413
4.500%, 10/01/40	5,546,928	5,747,794
4.500%, 12/01/40	4,852,329	5,028,041
4.500%, 04/01/41	10,732,763	11,113,019
4.500%, 05/01/41	3,390,460	3,511,476
5.000%, 07/01/33	1,035,365	1,105,568
5.000%, 08/01/33	1,743,439	1,861,653
5.000%, 09/01/33	1,317,539	1,406,875
5.000%, 10/01/33	5,992,127	6,398,423
5.000%, 03/01/34	1,467,062	1,566,536
5.000%, 04/01/34	3,285,642	3,507,964
5.000%, 05/01/34	899,564	960,319
5.000%, 09/01/34	1,656,732	1,768,624
5.000%, 02/01/35	1,845,728	1,970,384
5.000%, 04/01/35	1,389,996	1,483,381
5.000%, 05/01/35	660,719	705,109
5.000%, 11/01/35	1,224,421	1,306,683
5.000%, 03/01/36	4,329,865	4,620,763
5.000%, 07/01/37	4,255,088	4,523,381
5.000%, 04/01/40	6,730,277	7,180,689
5.500%, 10/01/32	329,031	358,036
5.500%, 02/01/33	804,564	875,694
5.500%, 03/01/33	1,938,800	2,110,207
5.500%, 05/01/33	3,440,339	3,744,494
5.500%, 08/01/33	3,000,134	3,265,371
5.500%, 10/01/33	369,528	402,198
5.500%, 12/01/33	2,880,020	3,134,638
5.500%, 02/01/34	1,450,577	1,578,735
5.500%, 03/01/34	890,103	968,744
5.500%, 04/01/34	560,083	609,567
5.500%, 05/01/34	1,102,185	1,199,563
5.500%, 09/01/34	1,232,301	1,341,175
5.500%, 12/01/34	3,323,714	3,617,364
5.500%, 01/01/35	989,689	1,077,128
5.500%, 02/01/35	2,075,286	2,258,638
5.500%, 04/01/35	1,179,068	1,282,634
5.500%, 06/01/35	4,454,505	4,845,778
5.500%, 06/13/35 (a)	883,301	962,896
5.500%, 01/01/37	3,145,154	3,404,951
5.500%, 05/01/37	1,454,503	1,574,649
5.500%, 05/01/38	1,925,365	2,082,805
5.500%, 06/01/38	1,879,417	2,033,100
5.500%, 07/01/38	2,230,587	2,412,985
6.000%, 08/01/28	13,912	15,403
6.000%, 11/01/28	4,331	4,795
6.000%, 12/01/28	4,812	5,327
6.000%, 06/01/31	83,061	91,905
6.000%, 09/01/32	443,915	490,922
6.000%, 01/01/33	182,224	201,520

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 02/01/33	$409,804	$453,046
6.000%, 03/01/33	279,629	309,136
6.000%, 04/01/33	645,431	713,537
6.000%, 05/01/33	999,198	1,104,634
6.000%, 05/01/34	1,601,368	1,767,442
6.000%, 09/01/34	715,104	789,266
6.000%, 11/01/34	1,937,777	2,138,738
6.000%, 01/01/35	596,352	657,078
6.000%, 07/01/36	1,026,058	1,129,390
6.000%, 09/01/36	1,452,902	1,599,221
6.000%, 07/01/37	1,748,232	1,923,398
6.000%, 08/01/37	2,471,696	2,719,350
6.000%, 09/01/37	4,839,522	5,324,422
6.000%, 10/01/37	2,852,190	3,137,968
6.000%, 12/01/38	2,475,787	2,719,084
6.500%, 05/01/28	186,060	211,565
6.500%, 12/01/28	632,366	719,053
6.500%, 03/01/29	17,551	19,952
6.500%, 04/01/29	77,966	88,635
6.500%, 05/01/29	12,928	14,697
6.500%, 08/01/29	2,364	2,688
6.500%, 05/01/30	64,527	73,356
6.500%, 09/01/31	32,274	36,526
6.500%, 02/01/32	8,568	9,781
6.500%, 06/01/32	119,211	134,927
6.500%, 09/01/33	160,784	182,017
6.500%, 10/01/33	303,927	344,063
6.500%, 10/01/34	1,057,938	1,197,648
6.500%, 10/01/37	1,547,171	1,750,734
7.000%, 06/01/26	1,363	1,556
7.000%, 06/01/28	57,391	65,497
7.000%, 10/01/29	30,930	35,294
7.000%, 12/01/29	4,410	5,033
7.000%, 01/01/32	217,982	248,296
7.000%, 04/01/32	49,064	55,796
7.000%, 06/01/32	183,992	209,238
7.000%, 10/01/37	1,012,301	1,147,041
7.500%, 09/01/25	12,585	14,672
7.500%, 06/01/26	14,932	16,980
7.500%, 09/01/27	2,362	2,689
7.500%, 11/01/27	464	528
7.500%, 08/01/28	459	538
7.500%, 07/01/29	32,842	38,420
7.500%, 10/01/29	11,873	13,511
8.000%, 10/01/26	763	897
8.000%, 11/01/29	510	600
8.000%, 05/01/30	35,258	40,176
8.000%, 11/01/30	8,564	9,759
8.000%, 01/01/31	11,736	13,373
8.000%, 02/01/31	16,765	19,103
Fannie Mae ARM Pool 3.495%, 05/01/41 (a)	4,779,207	4,970,948
5.311%, 11/01/36 (a)	752,329	808,666
5.417%, 03/01/36 (a)	1,333,555	1,428,305

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 3.500%, 12/01/25	$4,759,531	$4,855,047
4.000%, 06/01/19	993,450	1,049,964
4.000%, 05/01/25	5,565,092	5,801,645
4.000%, 10/01/25	2,649,720	2,762,351
4.500%, 09/01/18	1,201,625	1,280,722
4.500%, 10/01/18	2,087,125	2,224,510
4.500%, 04/01/19	2,188,107	2,334,318
4.500%, 06/01/19	1,206,453	1,287,069
4.500%, 08/01/19	378,376	403,659
5.000%, 05/01/18	2,902,263	3,129,201
5.000%, 12/01/18	679,400	732,524
5.000%, 06/01/19	1,201,365	1,296,898
5.500%, 11/01/17	328,269	355,260
5.500%, 01/01/24	2,544,484	2,750,476
6.000%, 04/01/16	19,779	21,503
6.000%, 05/01/17	289,072	315,041
7.000%, 12/01/15	6,251	6,793
7.500%, 03/01/16	29,725	32,621
Freddie Mac 20 Yr. Gold Pool 4.000%, 01/01/31	2,949,079	3,010,335
4.500%, 05/01/29	2,042,140	2,137,780
5.000%, 03/01/27	903,805	957,138
Freddie Mac 30 Yr. Gold Pool 4.000%, 06/01/39	5,133,362	5,146,740
4.000%, 12/01/39	4,452,338	4,463,941
4.000%, 04/01/41	3,547,987	3,549,465
4.500%, 10/01/35	2,641,061	2,750,786
4.500%, 11/01/35 (a)	1,148,242	1,195,946
4.500%, 03/01/39	4,253,414	4,400,637
4.500%, 04/01/39	4,684,561	4,846,707
4.500%, 09/01/39	3,870,562	4,004,533
4.500%, 11/01/39	3,946,179	4,082,767
4.500%, 01/01/40	2,704,259	2,798,047
4.500%, 05/01/40	4,315,679	4,465,354
4.500%, 11/01/40	3,660,902	3,787,869
4.500%, 02/01/41	2,931,732	3,033,168
4.500%, 06/01/41	2,910,000	3,010,684
5.000%, 10/01/33	1,860,729	1,986,215
5.000%, 03/01/34	652,602	696,428
5.000%, 08/01/35	3,982,090	4,248,146
5.000%, 09/01/35	1,991,332	2,124,379
5.000%, 10/01/35	1,715,854	1,830,496
5.000%, 01/01/36	2,997,438	3,197,707
5.000%, 04/01/38	3,266,884	3,468,087
5.000%, 11/01/39	5,542,856	5,892,201
5.000%, 05/01/40	8,411,256	8,960,766
5.500%, 05/01/29	114,066	124,017
5.500%, 06/01/34	2,158,068	2,346,334
5.500%, 10/01/35	1,645,681	1,788,199
5.500%, 12/01/35	3,181,408	3,456,922
5.500%, 01/01/36	3,623,776	3,937,600
5.500%, 12/01/37	2,873,010	3,111,142
5.500%, 04/01/38	2,771,265	2,997,827
5.500%, 07/01/38	2,418,304	2,612,950

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 5.500%, 08/01/38	$4,482,896	$4,843,718
6.000%, 11/01/28	34,085	37,874
6.000%, 12/01/28	26,880	29,868
6.000%, 02/01/29	60,048	66,723
6.000%, 04/01/29	22,479	24,978
6.000%, 05/01/29	5,054	5,616
6.000%, 06/01/31	7,673	8,524
6.000%, 07/01/31	3,653	4,058
6.000%, 08/01/31	52,851	58,714
6.000%, 09/01/31	311,783	346,370
6.000%, 04/01/32	483,409	535,200
6.000%, 11/01/32	148,318	164,209
6.000%, 06/01/34	759,932	838,763
6.000%, 11/01/35	502,450	553,762
6.000%, 02/01/36	1,303,759	1,434,405
6.000%, 08/01/36	1,118,916	1,231,040
6.000%, 10/01/36	1,774,675	1,952,510
6.000%, 11/01/36	1,318,941	1,451,109
6.000%, 01/01/37	2,008,468	2,209,731
6.000%, 02/01/38	1,741,436	1,912,043
6.000%, 04/01/40	3,368,097	3,698,067
6.500%, 10/01/29	34,463	39,133
6.500%, 02/01/30	19,652	22,315
6.500%, 08/01/31	37,507	42,520
6.500%, 10/01/31	18,609	21,097
6.500%, 11/01/31	82,680	93,731
6.500%, 03/01/32	1,159,530	1,313,939
6.500%, 04/01/32	1,102,022	1,248,773
6.500%, 09/01/36	2,050,179	2,314,417
6.500%, 11/01/37	4,435,816	4,997,042
7.000%, 12/01/27	4,291	4,857
7.000%, 11/01/28	12,361	13,995
7.000%, 04/01/29	11,743	13,297
7.000%, 05/01/29	3,350	3,793
7.000%, 06/01/29	16,821	19,047
7.000%, 07/01/29	6,152	6,966
7.000%, 01/01/31	118,328	133,729
7.000%, 12/01/31	48,116	54,379
7.500%, 08/01/24	39,951	46,389
7.500%, 10/01/27	27,950	32,130
7.500%, 10/01/29	41,003	46,223
7.500%, 05/01/30	18,094	20,392
8.000%, 02/01/27	9,535	11,346
8.000%, 10/01/28	17,025	20,228
Freddie Mac ARM Non-Gold Pool 3.618%, 11/01/39 (a)	4,753,733	4,959,618
4.985%, 08/01/36 (a)	902,327	949,834
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/20	1,055,516	1,140,815
5.000%, 01/15/21	1,023,210	1,105,898
Ginnie Mae I 30 Yr. Pool 4.000%, 07/15/39	2,845,964	2,907,348
4.000%, 03/15/41	2,951,160	3,012,181
4.500%, 01/15/39	3,059,745	3,244,301

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.500%, 04/15/39	$2,347,873	$2,489,490
4.500%, 05/15/39	6,482,894	6,873,925
4.500%, 08/15/39	3,416,653	3,622,737
4.500%, 01/15/40	4,481,747	4,748,122
4.500%, 04/15/40	4,477,415	4,743,532
4.500%, 02/15/41	2,906,961	3,073,809
4.500%, 04/15/41	3,766,257	3,977,521
5.000%, 12/15/35	1,454,292	1,582,989
5.000%, 12/15/36	1,538,687	1,670,912
5.000%, 02/15/39	2,705,476	2,937,212
5.000%, 08/15/39	6,925,401	7,518,592
5.000%, 09/15/39	1,863,320	2,022,921
5.000%, 12/15/39	2,839,785	3,083,026
5.000%, 05/15/40	5,951,020	6,461,271
5.500%, 03/15/36	1,458,701	1,609,894
5.500%, 01/15/37	2,429,750	2,678,856
5.500%, 11/15/37	2,431,779	2,681,092
5.500%, 09/15/38	2,150,412	2,370,750
5.500%, 08/15/39	5,556,108	6,126,302
6.000%, 01/15/29	17,302	19,449
6.000%, 01/15/33	635,734	712,600
6.000%, 03/15/35	759,439	849,940
6.000%, 12/15/35	739,571	827,705
6.000%, 06/15/36	1,167,279	1,304,178
6.000%, 09/15/36	1,500,094	1,676,026
6.000%, 07/15/38	4,160,973	4,647,328
6.500%, 05/15/23	6,048	6,936
6.500%, 02/15/27	88,072	100,611
6.500%, 07/15/28	19,617	22,398
6.500%, 08/15/28	33,204	37,912
6.500%, 11/15/28	20,773	23,718
6.500%, 12/15/28	12,805	14,621
6.500%, 07/15/29	8,971	10,245
6.500%, 07/15/32	59,810	68,298
6.500%, 05/15/36	597,773	680,736
7.000%, 01/15/28	5,050	5,770
7.000%, 04/15/28	3,960	4,524
7.000%, 05/15/28	27,196	31,075
7.000%, 06/15/28	15,075	17,226
7.000%, 10/15/28	13,934	15,921
7.000%, 06/15/29	6,382	7,291
7.000%, 09/15/29	27,246	31,126
7.000%, 01/15/31	1,539	1,759
7.000%, 03/15/31	32,829	37,504
7.000%, 07/15/31	1,042,458	1,190,896
7.000%, 08/15/31	160,640	183,513
7.000%, 02/15/32	96,612	109,517
7.000%, 07/15/32	71,035	80,524
7.500%, 08/15/29	25,790	30,239
7.500%, 04/15/30	9,620	11,319
8.000%, 08/15/26	5,232	6,199
8.000%, 09/15/26	6,802	8,059
8.000%, 05/15/27	5,048	5,991
8.000%, 06/15/29	52,753	62,744
9.000%, 11/15/24	28,915	34,150

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 4.000%, 11/20/40	$4,797,705	$4,887,967
4.000%, 12/20/40	3,458,251	3,523,313
4.500%, 08/20/40	5,455,317	5,767,752
4.500%, 12/20/40	2,840,455	3,003,133
4.500%, 04/20/41	3,336,051	3,518,318
5.000%, 08/20/40	2,603,315	2,831,072
5.000%, 10/20/40	2,567,741	2,792,386
6.500%, 06/20/31	67,498	76,524
6.500%, 11/20/38	2,648,764	2,990,345
7.500%, 02/20/28	7,152	8,369

		584,564,514

Federal Agencies—6.5%
Federal Home Loan Bank 0.875%, 08/22/12	5,950,000	5,989,844
3.625%, 10/18/13	2,770,000	2,955,108
4.875%, 05/17/17 (b)	4,420,000	5,050,180
5.250%, 06/18/14 (b)	9,500,000	10,699,423
5.375%, 05/18/16	2,900,000	3,373,099
5.375%, 05/15/19	2,470,000	2,854,574
Federal Home Loan Mortgage Corp. 1.375%, 02/25/14	16,700,000	16,929,124
3.500%, 05/29/13 (b)	7,120,000	7,519,360
4.750%, 01/19/16 (b)	2,850,000	3,220,859
5.125%, 11/17/17	3,530,000	4,062,385
5.250%, 04/18/16	4,280,000	4,942,751
5.625%, 11/23/35	1,040,000	1,082,894
6.250%, 07/15/32 (b)	2,600,000	3,193,160
6.750%, 03/15/31	965,000	1,239,425
Federal National Mortgage Association 1.000%, 09/23/13 (b)	4,940,000	4,977,619
1.750%, 08/10/12 (b)	6,000,000	6,097,463
2.875%, 12/11/13 (b)	9,480,000	9,967,597
4.125%, 04/15/14	2,350,000	2,555,915
4.375%, 03/15/13 (b)	4,650,000	4,958,196
5.375%, 06/12/17	4,250,000	4,947,263
6.625%, 11/15/30 (b)	2,450,000	3,104,704
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	3,554,965
6.000%, 03/15/13	1,000,000	1,091,297

		114,367,205

U.S. Treasury—32.6%
U.S. Treasury Bonds 3.500%, 02/15/39 (b)	2,080,000	1,787,032
3.875%, 08/15/40 (b)	10,380,000	9,507,042
4.250%, 11/15/40	7,280,000	7,117,001
4.375%, 11/15/39	3,900,000	3,902,925
4.375%, 05/15/40 (b)	5,220,000	5,218,434
4.375%, 05/15/41	2,920,000	2,915,883
4.500%, 02/15/36	5,675,000	5,866,304
4.500%, 05/15/38 (b)	4,950,000	5,082,561
5.000%, 05/15/37	2,760,000	3,066,222

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Bonds 5.250%, 11/15/28 (b)	$2,700,000	$3,116,475
5.250%, 02/15/29	750,000	865,425
5.375%, 02/15/31 (b)	7,075,000	8,292,607
5.500%, 08/15/28 (b)	2,420,000	2,873,484
6.250%, 08/15/23 (b)	7,700,000	9,771,301
6.375%, 08/15/27	2,800,000	3,625,972
6.500%, 11/15/26	1,000,000	1,306,450
7.125%, 02/15/23 (b)	6,100,000	8,263,914
7.250%, 08/15/22 (b)	6,120,000	8,342,845
7.875%, 02/15/21 (b)	4,450,000	6,242,326
8.000%, 11/15/21 (b)	2,920,000	4,158,489
8.125%, 08/15/19 (b)	2,645,000	3,702,233
8.125%, 08/15/21 (b)	1,250,000	1,789,162
8.500%, 02/15/20 (b)	6,700,000	9,626,962
8.750%, 08/15/20 (b)	1,000,000	1,465,640
8.875%, 02/15/19 (b)	10,215,000	14,721,756
9.125%, 05/15/18 (b)	1,600,000	2,295,296
9.250%, 02/15/16 (b)	1,375,000	1,848,770
U.S. Treasury Notes 0.750%, 09/15/13 (b)	16,000,000	16,077,600
0.750%, 12/15/13 (b)	5,000,000	5,016,400
1.250%, 04/15/14 (b)	23,810,000	24,143,815
1.375%, 05/15/12 (b)	11,950,000	12,070,455
1.375%, 11/15/12 (b)	6,000,000	6,086,640
1.375%, 02/15/13 (b)	9,000,000	9,143,730
1.375%, 05/15/13	10,000,000	10,174,099
1.500%, 07/15/12 (b)	12,860,000	13,027,822
1.875%, 06/30/15	6,700,000	6,857,182
2.000%, 11/30/13 (b)	6,000,000	6,200,400
2.125%, 05/31/15 (b)	12,000,000	12,406,080
2.375%, 08/31/14 (b)	9,950,000	10,411,679
2.375%, 10/31/14 (b)	21,000,000	21,962,430
2.375%, 02/28/15	15,000,000	15,670,350
2.375%, 03/31/16 (b)	20,560,000	21,273,021
2.500%, 04/30/15 (b)	5,980,000	6,271,584
2.625%, 06/30/14	12,000,000	12,645,360
2.625%, 02/29/16 (b)	2,510,000	2,627,468
2.625%, 08/15/20	6,000,000	5,807,760
2.750%, 05/31/17	9,840,000	10,182,236
2.875%, 01/31/13 (b)	6,000,000	6,236,759
3.000%, 08/31/16 (b)	8,350,000	8,840,562
3.000%, 02/28/17 (b)	10,540,000	11,090,716
3.125%, 05/15/19	3,000,000	3,097,260
3.250%, 05/31/16 (b)	8,230,000	8,837,786
3.375%, 11/30/12	7,010,000	7,311,290
3.375%, 06/30/13 (b)	4,650,000	4,921,002
3.500%, 05/31/13 (b)	9,170,000	9,702,961
3.500%, 02/15/18	4,000,000	4,291,400
3.625%, 02/15/20 (b)	17,190,000	18,183,238
3.750%, 11/15/18 (b)	4,550,000	4,928,742
3.875%, 05/15/18 (b)	4,700,000	5,148,239
4.000%, 11/15/12 (b)	7,250,000	7,615,617
4.000%, 02/15/14 (b)	15,010,000	16,303,862
4.000%, 08/15/18 (b)	9,620,000	10,599,701
4.250%, 09/30/12 (b)	5,000,000	5,247,050

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 4.250%, 08/15/13	$14,980,000	$16,169,862
4.250%, 08/15/14 (b)	4,430,000	4,896,258
4.250%, 08/15/15	2,300,000	2,568,203
4.250%, 11/15/17 (b)	4,700,000	5,268,700
4.375%, 08/15/12	5,000,000	5,230,850
4.500%, 11/15/15 (b)	8,950,000	10,104,997
4.500%, 02/15/16 (b)	4,520,000	5,112,798
4.750%, 08/15/17	9,850,000	11,329,371
4.875%, 08/15/16 (b)	8,330,000	9,600,992
5.125%, 05/15/16 (b)	4,830,000	5,613,571

		573,080,409

Total U.S. Treasury & Government Agencies (Identified Cost $1,215,534,145)		1,272,012,128

Corporate Bonds & Notes—22.0%

Aerospace & Defense—0.5%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,205,006
Lockheed Martin Corp. 4.121%, 03/14/13	2,800,000	2,956,257
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	658,967
Raytheon Co. 3.125%, 10/15/20	1,000,000	930,557
The Boeing Co. 7.250%, 06/15/25	460,000	564,674
United Technologies Corp. 4.875%, 05/01/15	900,000	1,000,748
7.500%, 09/15/29	200,000	258,773

		8,574,982

Air Freight & Logistics—0.0%
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	853,681

Beverages—0.3%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	2,137,918
6.450%, 09/01/37	880,000	986,184
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	378,235
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	369,097
PepsiCo., Inc. 5.000%, 06/01/18	1,000,000	1,107,069

		4,978,503

Biotechnology—0.1%
Amgen, Inc. 5.700%, 02/01/19 (b)	850,000	958,011

Security Description	Par Amount	Value*

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	$900,000	$978,749

Capital Markets—2.9%
BlackRock, Inc. 3.500%, 12/10/14	1,500,000	1,587,735
Credit Suisse 5.000%, 05/15/13	1,300,000	1,384,575
Credit Suisse USA, Inc. 5.375%, 03/02/16	1,550,000	1,723,019
7.125%, 07/15/32	800,000	936,703
Deutsche Telekom International Finance BV 5.750%, 03/23/16	460,000	519,532
8.750%, 06/15/30 (a)	1,000,000	1,311,829
European Investment Bank 1.625%, 03/15/13	1,950,000	1,984,397
4.875%, 02/15/36	3,700,000	3,871,698
5.125%, 05/30/17 (b)	1,750,000	2,012,552
Merrill Lynch & Co., Inc. 6.050%, 05/16/16 (b)	2,000,000	2,106,796
6.500%, 07/15/18 (b)	200,000	216,281
Morgan Stanley 2.000%, 09/22/11	4,000,000	4,017,308
4.750%, 04/01/14 (b)	1,515,000	1,578,654
5.300%, 03/01/13	1,800,000	1,900,994
5.625%, 09/23/19	1,900,000	1,945,910
7.250%, 04/01/32	1,850,000	2,129,857
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,447,768
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	334,373
The Bank of New York Mellon Corp. 5.450%, 05/15/19	2,000,000	2,185,893
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	992,817
The Goldman Sachs Group, Inc. 3.250%, 06/15/12 (b)	4,760,000	4,893,707
5.700%, 09/01/12 (b)	1,000,000	1,052,997
6.000%, 06/15/20	2,000,000	2,152,169
6.125%, 02/15/33 (b)	2,075,000	2,064,242
6.250%, 09/01/17	760,000	841,353
6.450%, 05/01/36	2,000,000	1,889,447
UBS Preferred Funding Trust V 6.243%, 05/29/49 (a)	1,000,000	970,000
Verizon Global Funding Corp. 7.750%, 12/01/30	2,390,000	2,948,462

		51,001,068

Chemicals—0.4%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36 (b)	1,000,000	1,043,344
6.000%, 07/15/18	1,000,000	1,150,853
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20	970,000	1,030,003

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Chemicals—(Continued)
Praxair, Inc. 4.375%, 03/31/14	$810,000	$874,901
6.375%, 04/01/12	80,000	83,510
The Dow Chemical Co. 7.375%, 11/01/29	1,150,000	1,409,554
9.400%, 05/15/39	650,000	965,531

		6,557,696

Commercial Banks—2.3%
American Express Bank FSB 5.500%, 04/16/13	2,700,000	2,880,539
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,864,220
5.200%, 07/10/14	900,000	972,512
Deutsche Bank AG 3.875%, 08/18/14	620,000	649,483
6.000%, 09/01/17 (b)	1,500,000	1,673,115
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,404,905
HSBC Holdings plc 5.250%, 12/12/12	2,050,000	2,157,704
6.500%, 09/15/37	905,000	931,739
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	3,018,490
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13	3,000,000	3,159,332
4.875%, 01/17/17	2,900,000	3,290,425
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,550,517
PNC Bank N.A. 4.875%, 09/21/17	1,000,000	1,044,542
5.250%, 01/15/17	1,600,000	1,706,092
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,464,068
The Royal Bank of Scotland NV 7.750%, 05/15/23	230,000	238,872
U.S. Bancorp 4.200%, 05/15/14	1,900,000	2,035,810
Wachovia Corp. 5.750%, 06/15/17 (b)	700,000	781,736
Wells Fargo & Co. 4.950%, 10/16/13	1,450,000	1,551,593
5.000%, 11/15/14	2,000,000	2,157,888
5.125%, 09/01/12	500,000	523,475
Wells Fargo Bank N.A. 4.750%, 02/09/15	1,565,000	1,676,890
5.950%, 08/26/36	1,900,000	1,932,744
Westpac Banking Corp. 3.000%, 12/09/15 (b)	2,000,000	2,009,354

		40,676,045

Commercial Services & Supplies—0.2%
Waste Management, Inc. 6.100%, 03/15/18	2,000,000	2,268,885

Security Description	Par Amount	Value*

Commercial Services & Supplies—(Continued)
Waste Management, Inc. 7.000%, 07/15/28 (b)	$1,265,000	$1,455,072

		3,723,957

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,000,515

Computers & Peripherals—0.3%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	2,175,335
International Business Machines Corp. 4.750%, 11/29/12	1,000,000	1,058,023
7.500%, 06/15/13	1,000,000	1,127,361
8.375%, 11/01/19	425,000	563,163

		4,923,882

Consumer Finance—0.4%
American Express Centurion Bank 5.550%, 10/17/12	300,000	317,172
Capital One Financial Corp. 6.750%, 09/15/17 (b)	1,200,000	1,386,321
Daimler Finance North America, LLC 8.500%, 01/18/31	1,050,000	1,419,743
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	122,407
HSBC Finance Corp. 5.500%, 01/19/16	900,000	990,722
SLM Corp. 5.125%, 08/27/12	2,175,000	2,225,025

		6,461,390

Diversified Financial Services—3.6%
Anadarko Finance Co. 7.500%, 05/01/31	1,800,000	2,049,536
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,481,196
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,933,899
Bank of America Corp. 3.125%, 06/15/12	3,900,000	4,004,968
4.750%, 08/15/13	1,000,000	1,061,919
5.125%, 11/15/14 (b)	1,000,000	1,083,633
5.420%, 03/15/17	900,000	922,677
5.750%, 08/15/16 (b)	2,850,000	3,003,645
6.500%, 08/01/16	1,750,000	1,948,802
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14 (b)	1,500,000	1,671,711
Citigroup, Inc. 2.125%, 04/30/12 (a)	2,940,000	2,986,355
5.500%, 08/27/12	840,000	881,177
5.850%, 08/02/16 (b)	500,000	550,460
6.125%, 05/15/18	1,900,000	2,079,707
6.875%, 03/05/38	1,950,000	2,156,467
Diageo Finance BV 5.300%, 10/28/15 (b)	870,000	973,536

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 3.000%, 12/09/11	$5,000,000	$5,061,180
5.300%, 02/11/21 (b)	1,915,000	1,991,207
5.400%, 02/15/17	2,000,000	2,191,616
5.450%, 01/15/13 (b)	1,800,000	1,913,048
5.875%, 01/14/38	2,050,000	2,060,109
6.750%, 03/15/32 (b)	1,250,000	1,387,500
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	940,652
Inter-American Development Bank 2.375%, 08/15/17 (b)	2,000,000	1,995,581
JPMorgan Chase & Co. 2.125%, 12/26/12 (b)	1,950,000	1,998,487
4.750%, 05/01/13	1,500,000	1,591,635
5.125%, 09/15/14	850,000	917,160
6.300%, 04/23/19	1,900,000	2,141,914
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	391,092
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	947,799
Petrobras International Finance Co. 6.125%, 10/06/16	600,000	666,986
Shell International Finance BV 4.000%, 03/21/14 (b)	1,900,000	2,041,957
4.300%, 09/22/19	1,000,000	1,044,471
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,725,000	2,797,052

		63,869,134

Diversified Telecommunication Services—0.5%
AT&T, Inc. 5.100%, 09/15/14	1,750,000	1,928,990
5.800%, 02/15/19 (b)	1,700,000	1,919,723
6.300%, 01/15/38	1,300,000	1,357,087
British Telecommunications plc 9.875%, 12/15/30 (a)	1,000,000	1,365,720
Qwest Corp. 7.500%, 10/01/14	850,000	957,943
Telefonica Emisiones SAU 6.221%, 07/03/17 (b)	1,400,000	1,536,615
Verizon New York, Inc. 7.375%, 04/01/32	500,000	565,588

		9,631,666

Electric Utilities—1.2%
Consolidated Edison Co. of New York, Inc. 5.850%, 04/01/18	855,000	977,128
Duke Energy Carolinas, LLC 5.300%, 02/15/40	2,000,000	2,009,275
6.250%, 01/15/12	500,000	515,065
Exelon Corp. 4.900%, 06/15/15	1,060,000	1,139,631
5.625%, 06/15/35	1,500,000	1,416,592

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
FirstEnergy Solutions Corp. 4.800%, 02/15/15	$2,850,000	$3,054,443
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	1,864,747
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,590,757
Oncor Electric Delivery Co., LLC 7.000%, 05/01/32	950,000	1,103,470
Pacific Gas & Electric Co. 4.800%, 03/01/14	1,125,000	1,223,474
6.050%, 03/01/34	2,195,000	2,330,084
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,130,992
Southern California Edison Co. 5.000%, 01/15/16 (b)	1,500,000	1,662,891

		21,018,549

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,880,868

Food & Staples Retailing—0.5%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	537,747
CVS Caremark Corp. 4.875%, 09/15/14 (b)	1,800,000	1,969,165
Safeway, Inc. 7.250%, 02/01/31 (b)	813,000	912,151
The Kroger Co. 5.500%, 02/01/13	950,000	1,015,988
Wal-Mart Stores, Inc. 4.550%, 05/01/13 (b)	2,075,000	2,218,534
5.250%, 09/01/35	935,000	917,604
Walgreen Co. 4.875%, 08/01/13	445,000	480,811
5.250%, 01/15/19	900,000	1,003,050

		9,055,050

Food Products—0.4%
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (a)(b)	2,000,000	2,082,914
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,100,716
Kellogg Co. 7.450%, 04/01/31	1,500,000	1,887,889
Kraft Foods, Inc. 5.375%, 02/10/20 (b)	1,800,000	1,963,870
6.250%, 06/01/12	900,000	945,012

		7,980,401

Health Care Equipment & Supplies—0.2%
Baxter International, Inc. 4.625%, 03/15/15	2,700,000	2,954,208
5.375%, 06/01/18	1,400,000	1,565,623

		4,519,831

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.850%, 01/15/36	$1,800,000	$1,831,079

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. 5.350%, 03/01/18	885,000	1,001,893

Household Products—0.2%
Kimberly-Clark Corp. 6.125%, 08/01/17 (b)	500,000	590,645
The Procter & Gamble Co. 4.950%, 08/15/14 (b)	2,000,000	2,232,955
6.450%, 01/15/26 (b)	200,000	236,144

		3,059,744

Independent Power Producers & Energy Traders—0.1%
PSEG Power, LLC 8.625%, 04/15/31	1,000,000	1,285,268

Industrial Conglomerates—0.3%
General Electric Co. 5.000%, 02/01/13	930,000	986,560
5.250%, 12/06/17	1,800,000	1,979,207
Koninklijke Philips Electronics NV 5.750%, 03/11/18 (b)	900,000	1,005,183
Tyco International, Ltd. 6.875%, 01/15/21	1,275,000	1,490,667

		5,461,617

Insurance—0.8%
ACE INA Holdings, Inc. 5.875%, 06/15/14 (b)	850,000	950,781
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,365,809
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13	1,900,000	2,024,203
Chubb Corp. 6.000%, 05/11/37 (b)	865,000	903,653
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	740,019
Principal Life Income Funding Trusts 5.300%, 04/24/13	900,000	964,082
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,462,176
7.375%, 06/15/19 (b)	2,450,000	2,897,167
The Allstate Corp. 6.900%, 05/15/38 (b)	150,000	171,908
7.450%, 05/16/19	1,700,000	2,038,304

		13,518,102

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,239,459

Security Description	Par Amount	Value*

Machinery—(Continued)
Deere & Co. 6.950%, 04/25/14 (b)	$850,000	$986,452

		3,225,911

Media—1.0%
CBS Corp. 8.875%, 05/15/19 (b)	750,000	951,832
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	620,000	694,143
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,579,707
5.650%, 06/15/35	1,500,000	1,458,165
Discovery Communications, LLC 6.350%, 06/01/40	1,800,000	1,894,057
News America, Inc. 6.550%, 03/15/33 (b)	1,950,000	2,062,341
The Walt Disney Co. 6.375%, 03/01/12	200,000	207,879
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	931,324
Time Warner Cable, Inc. 5.000%, 02/01/20	1,900,000	1,969,954
5.850%, 05/01/17	1,800,000	2,008,607
6.550%, 05/01/37	100,000	105,293
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	479,070
Time Warner, Inc. 6.100%, 07/15/40	925,000	928,986
7.700%, 05/01/32	685,000	823,467
Turner Broadcasting System, Inc. 8.375%, 07/01/13 (b)	660,000	746,778
Viacom, Inc. 6.250%, 04/30/16 (b)	770,000	887,828

		17,729,431

Metals & Mining—0.4%
Alcoa, Inc. 5.720%, 02/23/19 (b)	523,000	544,349
5.870%, 02/23/22	101,000	101,802
ArcelorMittal 7.000%, 10/15/39 (b)	2,000,000	2,017,465
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,866,180
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,152,000
Teck Resources, Ltd. 9.750%, 05/15/14	290,000	350,900
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,187,136

		7,219,832

Multi-Utilities—0.3%
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,771,207

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Multi-Utilities—(Continued)
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	$2,690,000	$2,852,042
Sempra Energy 6.150%, 06/15/18	900,000	1,018,906

		5,642,155

Multiline Retail—0.1%
Target Corp. 6.350%, 11/01/32	1,000,000	1,106,146

Office Electronics—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,913,719

Oil, Gas & Consumable Fuels—0.9%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	1,935,289
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	834,796
Devon Energy Corp. 6.300%, 01/15/19	850,000	999,839
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	278,193
Enterprise Products Operating, LLC 5.000%, 03/01/15	2,000,000	2,169,928
6.300%, 09/15/17	1,900,000	2,170,787
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	2,045,736
Marathon Oil Corp. 6.600%, 10/01/37	2,000,000	2,208,924
Weatherford International, Ltd. 9.625%, 03/01/19	1,500,000	1,936,238
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,964,633

		16,544,363

Paper & Forest Products—0.1%
International Paper Co. 7.950%, 06/15/18	820,000	976,102

Pharmaceuticals—0.6%
Abbott Laboratories 5.125%, 04/01/19	1,350,000	1,477,747
AstraZeneca plc 5.400%, 06/01/14	639,000	714,880
Bristol-Myers Squibb Co. 5.875%, 11/15/36 (b)	2,000,000	2,204,518
Eli Lilly & Co. 4.200%, 03/06/14 (b)	900,000	970,469
Johnson & Johnson 5.950%, 08/15/37	910,000	1,011,317
6.950%, 09/01/29 (b)	250,000	312,272
Merck & Co., Inc. 5.950%, 12/01/28	300,000	340,856
6.550%, 09/15/37	1,000,000	1,176,178

Security Description	Par Amount	Value*

Pharmaceuticals—(Continued)
Wyeth 5.500%, 02/01/14	$1,000,000	$1,103,347
5.500%, 02/15/16	1,700,000	1,923,116

		11,234,700

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	960,893
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	189,000	195,288
ERP Operating, L.P. 5.750%, 06/15/17	900,000	1,000,018
Kimco Realty Corp. 6.875%, 10/01/19 (b)	550,000	628,628
Regency Centers, L.P. 5.250%, 08/01/15	850,000	895,963
Simon Property Group, L.P. 5.250%, 12/01/16	2,000,000	2,186,061

		5,866,851

Road & Rail—0.3%
Burlington Northern Santa Fe, LLC 5.900%, 07/01/12	1,000,000	1,051,588
7.000%, 02/01/14	1,850,000	2,105,256
CSX Corp. 7.900%, 05/01/17	500,000	613,458
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	153,043
7.250%, 02/15/31	156,000	190,257
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,377,652

		5,491,254

Software—0.2%
Microsoft Corp. 2.950%, 06/01/14	1,400,000	1,473,247
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,252,276

		3,725,523

Specialty Retail—0.2%
Home Depot, Inc. 4.400%, 04/01/21	1,450,000	1,456,992
5.400%, 03/01/16	900,000	1,001,385
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,170,330

		3,628,707

Tobacco—0.2%
Altria Group, Inc. 9.700%, 11/10/18	750,000	985,966
Philip Morris International, Inc. 4.500%, 03/26/20	925,000	958,209

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Tobacco—(Continued)
Philip Morris International, Inc. 6.875%, 03/17/14 (b)	$755,000	$865,845

		2,810,020

Wireless Telecommunication Services—0.3%
AT&T Mobility, LLC 7.125%, 12/15/31	100,000	121,228
Cellco Partnership, Inc. 5.550%, 02/01/14	850,000	936,410
8.500%, 11/15/18	750,000	970,370
New Cingular Wireless Services, Inc. 8.125%, 05/01/12	500,000	530,119
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	945,304
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,325,690

		5,829,121

Yankee—1.0%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	380,970
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,662,664
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,141,757
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,660,908
8.400%, 01/15/22	1,000,000	1,379,715
Inter-American Development Bank 6.800%, 10/15/25	500,000	642,924
7.000%, 06/15/25	200,000	263,996
International Bank for Reconstruction & Development 2.375%, 05/26/15	1,420,000	1,473,831
7.625%, 01/19/23	1,400,000	1,910,050
8.875%, 03/01/26	535,000	799,407
Statoil ASA 6.700%, 01/15/18	300,000	354,553
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,842,194
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,922,180

		17,435,149

Total Corporate Bonds & Notes (Identified Cost $374,168,525)		387,180,665

Mortgage-Backed Securities—2.3%

Commercial Mortgage-Backed Securities—2.3%
Banc of America Commerical Mortgage, Inc. 5.414%, 09/10/47	2,752,000	2,942,472
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	1,000,000	1,097,139
5.694%, 06/11/50 (a)	1,500,000	1,633,468

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	$1,000,000	$1,068,011
5.431%, 10/15/49	1,500,000	1,635,498
5.541%, 04/15/40 (a)	1,000,000	1,078,958
5.920%, 03/15/49 (a)	1,800,000	1,997,309
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.394%, 07/15/44 (a)	2,000,000	2,175,750
Commercial Mortgage Pass-Through Certificates 6.008%, 12/10/49 (a)	2,400,000	2,653,509
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38	500,000	517,138
4.691%, 10/15/39	500,000	532,435
5.100%, 08/15/15 (a)	3,000,000	3,228,353
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (a)	1,500,000	1,588,062
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	1,000,000	1,075,508
GS Mortgage Securities Corp. II 4.751%, 07/10/39	2,000,000	2,146,912
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	2,500,000	2,701,322
5.440%, 06/12/47	890,000	956,651
LB-UBS Commercial Mortgage Trust 4.367%, 03/15/36	3,000,000	3,146,617
5.156%, 02/15/31	2,500,000	2,713,555
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	500,000	528,093
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,075,971
5.789%, 06/11/42 (a)	2,000,000	2,222,192
6.034%, 06/11/49 (a)	1,430,000	1,559,848

Total Mortgage-Backed Securities (Identified Cost $36,993,518)		40,274,771

Foreign Government & Agency Obligations—1.5%

Regional Government—0.3%
Province of Nova Scotia Canada 5.125%, 01/26/17	900,000	1,021,766
Province of Ontario Canada 5.125%, 07/17/12 (b)	2,000,000	2,096,429
Province of Quebec Canada 4.875%, 05/05/14 (b)	1,925,000	2,123,970

		5,242,165

Sovereign—1.2%
Brazilian Government International Bond 6.000%, 01/17/17 (b)	3,755,000	4,383,963
Canada Government International Bond 2.375%, 09/10/14	1,900,000	1,977,457

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Government & Agency Obligations—(Continued)

Security Description	Par Amount	Value*

Sovereign—(Continued)
Colombia Government International Bond 8.125%, 05/21/24	$1,500,000	$1,976,250
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,220,625
8.000%, 09/24/22	2,200,000	3,025,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,496,725
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	1,972,000
Republic of Italy 4.500%, 01/21/15	2,975,000	3,156,228
Republic of Korea 7.125%, 04/16/19	1,600,000	1,916,583

		21,124,831

Yankee—0.0%
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	344,240
Province of Quebec Canada 7.500%, 07/15/23	350,000	465,788

		810,028

Total Foreign Government & Agency Obligations (Identified Cost $25,673,966)		27,177,024

Municipal Bonds & Notes—0.6%

Municipal Agency—0.6%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	2,517,389
Los Angeles California Unified School District 6.758%, 07/01/34	2,160,000	2,444,558
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	1,917,320
State of California 7.300%, 10/01/39	2,000,000	2,217,480
State of Illinois 5.100%, 06/01/33	1,230,000	1,046,386

Total Municipal Bonds & Notes (Identified Cost $9,893,965)		10,143,133

Asset-Backed Securities—0.4%

Asset Backed-Credit Card—0.4%
Capital One Multi-Asset Execution Trust 5.050%, 02/15/16	2,000,000	2,145,595
Citibank Credit Card Issuance Trust 4.850%, 04/22/15	1,472,000	1,578,705
4.850%, 03/10/17	2,500,000	2,769,475

		6,493,775

Security Description	Shares/Par Amount	Value*

Asset Backed-Home Equity—0.0%
Centex Home Equity 3.750%, 12/25/31 (a)	$58,001	$56,477

Total Asset-Backed Securities (Identified Cost $6,721,153)		6,550,252

Short Term Investments—17.8%

Discount Notes—1.0%
Federal Home Loan Bank 0.010%, 08/24/11	11,700,000	11,699,056
Federal National Mortgage Association 0.010%, 07/25/11	5,400,000	5,399,838
0.010%, 08/01/11	1,100,000	1,099,962

		18,198,856

Mutual Funds—16.7%
State Street Navigator Securities Lending Prime Portfolio (c)	292,788,813	292,788,813

U.S. Treasury—0.1%
U.S. Treasury Bills 0.010%, 11/03/11 (b)	$1,000,000	999,803
0.010%, 11/17/11	300,000	299,932

		1,299,735

Total Short Term Investments (Identified Cost $312,287,404)		312,287,404

Total Investments—116.9% (Identified Cost $1,981,272,676) (d)		2,055,625,377
Liabilities in excess of other assets		(296,858,238)

Net Assets—100.0%		$1,758,767,139

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $380,339,611 and the collateral received consisted of cash in the amount of $292,788,813 and non-cash collateral with a value of $96,202,341. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,981,063,711. The aggregate unrealized appreciation and depreciation of investments was $79,726,944 and $(5,165,278), respectively, resulting in net unrealized appreciation of $74,561,666 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,272,012,128	$—	$1,272,012,128
Total Corporate Bonds & Notes*	—	387,180,665	—	387,180,665
Total Mortgage-Backed Securities*	—	40,274,771	—	40,274,771
Total Foreign Government & Agency Obligations*	—	27,177,024	—	27,177,024
Total Municipal Bonds & Notes*	—	10,143,133	—	10,143,133
Total Asset-Backed Securities*	—	6,550,252	—	6,550,252
Short Term Investments
Discount Notes	—	18,198,856	—	18,198,856
Mutual Funds	292,788,813	—	—	292,788,813
U.S. Treasury	—	1,299,735	—	1,299,735
Total Short Term Investments	292,788,813	19,498,591	—	312,287,404
Total Investments	$292,788,813	$1,762,836,564	$—	$2,055,625,377

*	See Schedule of Investments for additional detailed categorizations.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$2,055,625,377
Cash		150,969
Receivable for:
Securities sold		22,631,511
Fund shares sold		535,556
Accrued interest and dividends		14,027,258
Foreign taxes		8,500

Total Assets		2,092,979,171
Liabilities
Payable for:
Securities purchased	$39,071,038
Fund shares redeemed	1,629,640
Collateral for securities loaned	292,788,813
Accrued expenses:
Management fees	355,650
Distribution and service fees	226,901
Deferred directors’ fees	23,537
Other expenses	116,453

Total Liabilities		334,212,032

Net Assets		$1,758,767,139

Net assets consists of:
Paid in surplus		$1,692,698,475
Undistributed net investment income		29,009,165
Accumulated net realized losses		(37,293,202)
Unrealized appreciation on investments		74,352,701

Net Assets		$1,758,767,139

Net Assets
Class A		$638,820,098
Class B		898,553,841
Class E		102,189,360
Class G		119,203,840

Capital Shares (Authorized) Outstanding
Class A (100,000,000)		57,903,508
Class B (100,000,000)		82,811,706
Class E (20,000,000)		9,303,538
Class G (17,500,000)		11,003,474

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.03
Class B		10.85
Class E		10.98
Class G		10.83

(a)	Identified cost of investments was $1,981,272,676.
(b)	Includes securities on loan with a value of $380,339,611.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)		$32,809,250

Expenses
Management fees	$2,140,882
Distribution and service fees—Class B	1,059,011
Distribution and service fees—Class E	79,933
Distribution and service fees—Class G	154,871
Directors’ fees and expenses	24,547
Custodian and accounting	95,182
Audit and tax services	18,126
Legal	9,560
Shareholder reporting	90,350
Insurance	9,994
Miscellaneous	10,622

Total expenses	3,693,078
Management fee waivers	(62,466)	3,630,612

Net Investment Income		29,178,638

Net Realized and Unrealized Gain
Net realized gain on:
Investments		1,666,044
Net change in unrealized appreciation on:
Investments		10,320,198

Net realized and unrealized gain		11,986,242

Net Increase in Net Assets From Operations		$41,164,880

(a)	Includes net income on securities loaned of $211,174.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,178,638	$53,146,121
Net realized gain	1,666,044	6,418,804
Net change in unrealized appreciation	10,320,198	23,382,069

Increase in net assets from operations	41,164,880	82,946,994

From Distributions to Shareholders
Net investment income
Class A	(23,003,276)	(24,391,092)
Class B	(29,463,735)	(24,725,962)
Class E	(3,655,123)	(4,378,545)
Class G	(3,655,985)	(1,300,662)

Total distributions	(59,778,119)	(54,796,261)

Increase in net assets from capital share transactions	112,146,143	299,235,775

Total increase in net assets	93,532,904	327,386,508
Net Assets
Beginning of the period	1,665,234,235	1,337,847,727

End of the period	$1,758,767,139	$1,665,234,235

Undistributed Net Investment Income
End of the period	$29,009,165	$59,608,646

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,090,215	$34,447,562	17,643,236	$196,522,643
Reinvestments	2,118,166	23,003,276	2,264,725	24,391,092
Redemptions	(6,654,967)	(74,176,149)	(11,136,897)	(123,634,221)

Net increase (decrease)	(1,446,586)	$(16,725,311)	8,771,064	$97,279,514

Class B
Sales	9,392,655	$102,707,871	18,091,118	$198,291,047
Reinvestments	2,756,196	29,463,735	2,332,638	24,725,962
Redemptions	(2,797,911)	(30,557,592)	(6,139,749)	(67,039,301)

Net increase	9,350,940	$101,614,014	14,284,007	$155,977,708

Class E
Sales	543,917	$6,013,361	942,358	$10,448,758
Reinvestments	337,812	3,655,123	408,066	4,378,545
Redemptions	(1,552,069)	(17,156,785)	(2,606,407)	(28,841,325)

Net decrease	(670,340)	$(7,488,301)	(1,255,983)	$(14,014,022)

Class G
Sales	3,496,409	$38,156,420	6,563,568	$71,868,021
Reinvestments	342,642	3,655,985	122,820	1,300,662
Redemptions	(648,198)	(7,066,664)	(1,203,098)	(13,176,108)

Net increase	3,190,853	$34,745,741	5,483,290	$59,992,575

Increase derived from capital share transactions		$112,146,143		$299,235,775

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.17		$10.94	$11.10	$10.97	$10.76	$10.81

Income (Loss) From Investment Operations
Net investment income (a)	0.20		0.40	0.47	0.54	0.52	0.49
Net realized and unrealized gain (loss) on investments	0.06		0.25	0.07	0.10	0.20	(0.07)

Total from investment operations	0.26		0.65	0.54	0.64	0.72	0.42

Less Distributions
Distributions from net investment income	(0.40)		(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Total distributions	(0.40)		(0.42)	(0.70)	(0.51)	(0.51)	(0.47)

Net Asset Value, End of Period	$11.03		$11.17	$10.94	$11.10	$10.97	$10.76

Total Return (%)	2.40	(b)	6.05	5.17	5.99	6.87	4.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(c)	0.28	0.30	0.29	0.30	0.32
Net ratio of expenses to average net assets (%) (d)	0.27	(c)	0.27	0.29	0.28	0.29	0.31
Ratio of net investment income to average net assets (%)	3.57	(c)	3.63	4.34	5.01	4.86	4.64
Portfolio turnover rate (%)	21	(c)	21	17	14	15	18
Net assets, end of period (in millions)	$638.82		$662.67	$553.57	$564.53	$678.19	$511.54

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.97		$10.76	$10.92	$10.81	$10.60	$10.66

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.37	0.43	0.51	0.48	0.46
Net realized and unrealized gain (loss) on investments	0.08		0.23	0.08	0.08	0.20	(0.08)

Total from investment operations	0.26		0.60	0.51	0.59	0.68	0.38

Less Distributions
Distributions from net investment income	(0.38)		(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Total distributions	(0.38)		(0.39)	(0.67)	(0.48)	(0.47)	(0.44)

Net Asset Value, End of Period	$10.85		$10.97	$10.76	$10.92	$10.81	$10.60

Total Return (%)	2.38	(b)	5.69	4.98	5.63	6.66	3.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(c)	0.53	0.55	0.54	0.55	0.57
Net ratio of expenses to average net assets (%) (d)	0.52	(c)	0.52	0.54	0.53	0.54	0.56
Ratio of net investment income to average net assets (%)	3.32	(c)	3.38	4.06	4.76	4.60	4.40
Portfolio turnover rate (%)	21	(c)	21	17	14	15	18
Net assets, end of period (in millions)	$898.55		$806.18	$636.95	$491.55	$568.79	$469.21

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.11		$10.89	$11.04	$10.92	$10.71	$10.77

Income (Loss) From Investment Operations
Net investment income (a)	0.19		0.39	0.45	0.52	0.50	0.47
Net realized and unrealized gain (loss) on investments	0.07		0.23	0.08	0.09	0.20	(0.07)

Total from investment operations	0.26		0.62	0.53	0.61	0.70	0.40

Less Distributions
Distributions from net investment income	(0.39)		(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Total distributions	(0.39)		(0.40)	(0.68)	(0.49)	(0.49)	(0.46)

Net Asset Value, End of Period	$10.98		$11.11	$10.89	$11.04	$10.92	$10.71

Total Return (%)	2.35	(b)	5.82	5.13	5.76	6.71	3.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(c)	0.43	0.45	0.44	0.45	0.47
Net ratio of expenses to average net assets (%) (d)	0.42	(c)	0.42	0.44	0.43	0.44	0.46
Ratio of net investment income to average net assets (%)	3.42	(c)	3.49	4.18	4.86	4.70	4.49
Portfolio turnover rate (%)	21	(c)	21	17	14	15	18
Net assets, end of period (in millions)	$102.19		$110.80	$122.30	$126.08	$172.93	$176.15

	Class G
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(e)
Net Asset Value, Beginning of Period	$10.96		$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.36	0.27
Net realized and unrealized gain on investments	0.06		0.23	0.19

Total from investment operations	0.24		0.59	0.46

Less Distributions
Distributions from net investment income	(0.37)		(0.38)	0.00

Total distributions	(0.37)		(0.38)	0.00

Net Asset Value, End of Period	$10.83		$10.96	$10.75

Total Return (%)	2.24	(b)	5.65	4.47	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(c)	0.58	0.60	(c)
Net ratio of expenses to average net assets (%) (d)	0.57	(c)	0.57	0.59	(c)
Ratio of net investment income to average net assets (%)	3.27	(c)	3.31	3.77	(c)
Portfolio turnover rate (%)	21	(c)	21	17
Net assets, end of period (in millions)	$119.20		$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards and post October loss deferral. These adjustments have no impact on net assets or the results of operations.

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2011 were $2,140,882.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2011 were $206,207.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1.0 billion
0.010%	Of the next $1.0 billion
0.015%	On amounts over $2.0 billion

MSF-23

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$219,943,305	$60,430,928	$152,719,442	$25,384,202

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-24

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$54,796,261	$69,231,061	$—	$—	$—	$—	$54,796,261	$69,231,061

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$59,625,764	$—	$53,276,558	$(28,049,643)	$84,852,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Total
$9,934,932	$6,670,752	$4,015,637	$4,808,149	$2,620,173	$28,049,643

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$153,658

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-26

Quarterly	Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy	Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned 8.80%, 8.63%, 8.71%, and 8.68%, respectively, compared to its benchmark, the Russell Midcap Growth Index1, which returned 9.59%.

MARKET ENVIRONMENT/CONDITIONS

Midway through the first quarter of 2011, economic expectations accelerated sharply, which helped produce a remarkable increase in equity prices. Those trends ended in the face of political uprisings throughout the Middle East and North Africa, the potential for nuclear catastrophe in Jap an, and the previously existing concerns over emerging markets. Markets loathe uncertainty, and when uncertainty increases, it is generally met with corrections and higher levels of volatility. Nonetheless, equity market gains during January and February were enough to leave most indices in positive territory for the first quarter.

The second quarter of 2011 began much the same way that the first quarter ended: confidence levels were improving, the economy was recovering, and investors were moving back into equity markets at a sustained pace. That backdrop changed markedly in May and June, however, as concerns grew about rising oil prices, escalating problems related to the European sovereign debt crisis and, above all, a weaker tone to economic growth. In our opinion, some of the weakness in U.S. economic data that occurred over the past couple of months can be attributed to temporary factors. The oil price spike has already receded somewhat and data was also depressed by such factors as flooding in the southern United States and the impact of the natural disasters in Japan that occurred in March. In any case, the soft patch in economic data is real and the pace of growth has slowed to less than it was last year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio posted a positive return for the six-month period, but it underperformed relative to its benchmark. The Portfolio’s underperformance versus the benchmark was attributable to negative stock selection within the Industrials and Financials sectors, which outweighed the positive effects of stock selection within the Healthcare sector.

During the six-month period, within the Industrials sector, military vehicle provider Oshkosh sold off more than 17% on concerns about higher costs and slowing demand due to a shrinking government defense budget. Engineering and construction firm Jacobs Engineering also sunk 18% on worries about slowing domestic growth. In addition, notable underperformance was seen in the Portfolio’s employment-related names, as both Manpower Group and Robert Half International finished the first six months of the year with double-digit negative returns.

Within the Financials sector, investment bank holding Greenhill finished the period down close to 15% as the mergers-and-acquisitions market developed slower than expected for the company. Also within capital markets, asset management firm Lazard finished down nearly 18% for the six-month period, even as the overall Financials sector rose by more than 5% within the Russell Midcap Growth Index.

During the six-month period, positive stock selection within Healthcare was the most significant provider of relative performance. Therapeutics holdings within the pharmaceuticals and biotechnology industries drove overall returns within the group. Within the pharmaceuticals space, drug manufacturer Elan jumped more than 98% on the strength of Tysabri, the company’s drug to fight multiple sclerosis. A new addition to the Portfolio, Jazz Pharmaceuticals, was another relative outperformer within the pharmaceuticals industry. Jazz finished up 12% on increasing prices and volumes for the company’s narcolepsy drug. Within the biotechnology industry, antibacterial drug provider Cubist spiked more than 68% during the period after announcing a settlement with a large generic drug provider, removing an overhang from the stock.

There were some slight changes to Portfolio positioning by period-end. In particular, we increased the Portfolio’s overall weighting within the Healthcare sector, initiating positions in AmerisourceBergen, Endo Pharmaceuticals and Jazz Pharmaceuticals, among others. At period-end, the Information Technology sector was the most significant overweight at approximately 500 basis points (5.0%), while the most significant underweight was the Consumer Staples sector. In general, sector allocations are a function of our bottom-up stock selection process, and therefore are a result of where we are finding individual opportunities in the mid-cap growth universe.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	8.80	39.77	5.16	3.90	—
Class B	8.63	39.42	4.89	—	6.12
Class D	8.71	39.60	5.05	—	3.67
Class E	8.68	39.53	5.00	3.77	—
Russell Midcap Growth Index	9.59	43.25	6.28	5.52	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Celanese Corp. (Series A)	2.3
Lincare Holdings, Inc.	2.2
Cubist Pharmaceuticals, Inc.	2.2
BE Aerospace, Inc.	1.9
AmerisourceBergen Corp.	1.9
Plains Exploration & Production Co.	1.8
Elan Corp. plc (ADR)	1.8
Alliance Data Systems Corp.	1.8
Netlogic Microsystems, Inc.	1.7
Endo Pharmaceuticals Holdings, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	24.2
Industrials	17.8
Consumer Discretionary	17.4
Healthcare	16.7
Energy	8.1
Materials	7.0
Financials	4.6
Consumer Staples	3.3
Cash & Equivalents	0.9

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during Period** January 1, 2011 to June 30, 2011
Class A	Actual	0.77%	$1,000.00	$1,088.00	$3.99
	Hypothetical*	0.77%	$1,000.00	$1,020.92	$3.86

Class B	Actual	1.02%	$1,000.00	$1,086.30	$5.28
	Hypothetical*	1.02%	$1,000.00	$1,019.67	$5.11

Class D	Actual	0.87%	$1,000.00	$1,087.10	$4.50
	Hypothetical*	0.87%	$1,000.00	$1,020.42	$4.36

Class E	Actual	0.92%	$1,000.00	$1,086.80	$4.76
	Hypothetical*	0.92%	$1,000.00	$1,020.17	$4.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—96.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.5%
BE Aerospace, Inc. (a)	429,300	$17,519,733
Precision Castparts Corp.	88,600	14,587,990
TransDigm Group, Inc. (a)	104,800	9,556,712

		41,664,435

Auto Components—3.2%
Lear Corp. (a)	242,500	12,968,900
Tenneco, Inc. (a) (b)	210,600	9,281,142
The Goodyear Tire & Rubber Co. (a)	423,200	7,097,064

		29,347,106

Biotechnology—2.2%
Cubist Pharmaceuticals, Inc. (a) (b)	561,800	20,219,182

Capital Markets—1.0%
Lazard, Ltd.	251,700	9,338,070

Chemicals—6.1%
Agrium, Inc.	77,600	6,810,176
Ashland, Inc.	213,000	13,764,060
Celanese Corp. (Series A)	396,200	21,121,423
Rockwood Holdings, Inc. (a)	184,300	10,189,947
Solutia, Inc. (a)	194,200	4,437,470

		56,323,076

Commercial Banks—0.5%
SVB Financial Group (a) (b)	82,300	4,914,133

Commercial Services & Supplies—1.6%
Copart, Inc. (a) (b)	111,100	5,177,260
Progressive Waste Solutions, Ltd. (b)	396,200	9,865,380

		15,042,640

Communications Equipment—2.7%
Aruba Networks, Inc. (a)	313,700	9,269,835
Ciena Corp. (a) (b)	555,700	10,213,766
Polycom, Inc. (a)	89,400	5,748,420

		25,232,021

Computers & Peripherals—0.8%
NetApp, Inc. (a)	134,000	7,072,520

Construction & Engineering—1.2%
Jacobs Engineering Group, Inc. (a)	246,400	10,656,800

Diversified Financial Services—0.5%
IntercontinentalExchange, Inc. (a)	36,300	4,526,973

Electrical Equipment—1.3%
AMETEK, Inc.	257,500	11,561,750

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp. (Class A)	167,000	9,016,330

Security Description	Shares	Value*

Energy Equipment & Services—3.0%
Dril-Quip, Inc. (a) (b)	93,000	$6,308,190
Patterson-UTI Energy, Inc.	379,800	12,005,478
Superior Energy Services, Inc. (a)	239,800	8,906,172

		27,219,840

Food & Staples Retailing—1.5%
Whole Foods Market, Inc.	212,300	13,470,435

Food Products—1.8%
Flowers Foods, Inc. (b)	362,400	7,987,296
Green Mountain Coffee Roasters, Inc. (a)	95,100	8,488,626

		16,475,922

Health Care Equipment & Supplies—2.8%
Boston Scientific Corp. (a)	1,669,100	11,533,481
CareFusion Corp. (a)	204,600	5,558,982
NxStage Medical, Inc. (a) (b)	410,478	8,546,152

		25,638,615

Health Care Providers & Services—6.6%
Amedisys, Inc. (a) (b)	240,900	6,415,167
AmerisourceBergen Corp.	414,400	17,156,160
Health Net, Inc. (a)	218,374	7,007,622
Healthspring, Inc. (a) (b)	208,300	9,604,713
Lincare Holdings, Inc. (b)	696,593	20,389,277

		60,572,939

Hotels, Restaurants & Leisure—3.9%
Darden Restaurants, Inc.	299,100	14,883,216
Scientific Games Corp. (a) (b)	904,409	9,351,589
Wynn Resorts, Ltd.	78,700	11,296,598

		35,531,403

Household Durables—1.3%
Stanley Black & Decker, Inc.	165,000	11,888,250

Insurance—1.9%
Brown & Brown, Inc.	353,000	9,057,980
RenaissanceRe Holdings, Ltd. (b)	124,300	8,694,785

		17,752,765

Internet & Catalog Retail—1.3%
priceline.com, Inc. (a)	23,900	12,235,127

IT Services—4.7%
Alliance Data Systems Corp. (a)	172,500	16,227,075
Gartner, Inc. (Class A) (a) (b)	212,100	8,545,509
Genpact, Ltd. (a)	380,500	6,559,820
Teradata Corp. (a)	170,400	10,258,080
VeriFone Systems, Inc. (a) (b)	37,100	1,645,385

		43,235,869

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—3.1%
CNH Global NV	143,100	$5,530,815
Flowserve Corp.	42,600	4,681,314
Oshkosh Corp. (a)	386,600	11,188,204
Trinity Industries, Inc.	218,200	7,610,816

		29,011,149

Media—0.8%
The Interpublic Group of Cos., Inc.	590,500	7,381,250

Metals & Mining—0.7%
Allegheny Technologies, Inc.	101,700	6,454,899

Multiline Retail—0.9%
Nordstrom, Inc.	185,500	8,707,370

Oil, Gas & Consumable Fuels—4.9%
Alpha Natural Resources, Inc. (a)	75,952	3,451,259
Consol Energy, Inc.	244,700	11,863,056
El Paso Corp.	455,000	9,191,000
Plains Exploration & Production Co. (a)	443,500	16,906,220
SandRidge Energy, Inc. (a) (b)	381,700	4,068,922

		45,480,457

Pharmaceuticals—4.7%
Elan Corp. plc (ADR) (a)	1,438,200	16,352,334
Endo Pharmaceuticals Holdings, Inc. (a)	373,200	14,991,444
Jazz Pharmaceuticals, Inc. (a)	347,600	11,592,460

		42,936,238

Professional Services—3.8%
IHS, Inc. (a)	146,500	12,221,030
Manpower, Inc.	138,000	7,403,700
Robert Half International, Inc. (b)	315,900	8,538,777
The Corporate Executive Board Co. (b)	166,500	7,267,725

		35,431,232

Real Estate Investment Trusts—0.5%
DuPont Fabros Technology, Inc. (b)	181,900	4,583,880

Road & Rail—0.5%
Con-way, Inc.	120,500	4,676,605

Semiconductors & Semiconductor Equipment—8.4%
Altera Corp.	153,600	7,119,360
Analog Devices, Inc.	353,500	13,835,990
Avago Technologies, Ltd.	311,400	11,833,200
Broadcom Corp.	272,400	9,163,536
Netlogic Microsystems, Inc. (a) (b)	395,863	16,000,782
NVIDIA Corp. (a)	184,800	2,944,788
Skyworks Solutions, Inc. (a)	185,000	4,251,300
Xilinx, Inc. (b)	334,200	12,188,274

		77,337,230

Security Description	Shares/Par Amount	Value*

Software—6.0%
Check Point Software Technologies, Ltd. (a)	247,000	$14,041,950
Intuit, Inc. (a)	211,900	10,989,134
MICROS Systems, Inc. (a)	92,200	4,583,262
Salesforce.com, Inc. (a) (b)	46,600	6,942,468
SuccessFactors, Inc. (a) (b)	113,400	3,333,960
TIBCO Software, Inc. (a)	159,700	4,634,494
TiVo, Inc. (a) (b)	1,047,900	10,782,891

		55,308,159

Specialty Retail—4.4%
Express, Inc. (a)	256,400	5,589,520
GameStop Corp. (Class A) (a) (b)	415,700	11,086,719
Limited Brands, Inc. (b)	304,800	11,719,560
PetSmart, Inc.	166,200	7,540,494
TJX Cos., Inc.	89,600	4,706,688

		40,642,981

Textiles, Apparel & Luxury Goods—2.4%
Coach, Inc.	154,300	9,864,399
Deckers Outdoor Corp. (a) (b)	84,100	7,412,574
Fossil, Inc. (a)	38,700	4,555,764

		21,832,737

Total Common Stock (Identified Cost $746,173,342)		888,720,388

Short Term Investments—22.9%

Mutual Funds—19.0%
State Street Navigator Securities Lending Prime Portfolio (c)	174,988,166	174,988,166

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $35,642,010 on 07/01/11, collateralized by $36,085,000 Federal Home Loan Mortgage Corp. due 08/18/20 with a value of $36,355,638.	$35,642,000	35,642,000

Total Short Term Investments (Identified Cost $210,630,166)		210,630,166

Total Investments—119.4% (Identified Cost $956,803,508) (d)		1,099,350,554
Liabilities in excess of other assets		(178,669,104)

Net Assets 100.0%		$920,681,450

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. June 30, 2011, the market value of securities loaned was $172,142,248 and the collateral received consisted of cash in the amount of $174,988,166. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $956,803,508. The aggregate unrealized appreciation and depreciation of investments was $172,181,527 and $(29,634,481), respectively, resulting in net unrealized appreciation of $142,547,046 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$888,720,388	$—	$—	$888,720,388
Short Term Investments
Mutual Funds	174,988,166	—	—	174,988,166
Repurchase Agreement	—	35,642,000	—	35,642,000
Total Short Term Investments	174,988,166	35,642,000	—	210,630,166
Total Investments	$1,063,708,554	$35,642,000	$—	$1,099,350,554

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,099,350,554
Cash		897
Receivable for:
Securities sold		38,655,801
Fund shares sold		51,759
Accrued interest and dividends		470,986

Total Assets		1,138,529,997
Liabilities
Payable for:
Securities purchased	$40,999,879
Fund shares redeemed	1,162,845
Foreign taxes	8,605
Collateral for securities loaned	174,988,166
Accrued expenses:
Management fees	531,482
Distribution and service fees	31,000
Deferred directors’ fees	23,537
Other expenses	103,033

Total Liabilities		217,848,547

Net Assets		$920,681,450

Net assets consists of:
Paid in surplus		$798,030,994
Undistributed net investment loss		(249,568)
Accumulated net realized losses		(19,647,813)
Unrealized appreciation on investments and foreign currency transactions		142,547,837

Net Assets		$920,681,450

Net Assets
Class A		$673,029,057
Class B		90,782,640
Class D		143,309,854
Class E		13,559,899

Capital Shares (Authorized) Outstanding
Class A (45,000,000)		23,028,551
Class B (7,500,000)		3,274,392
Class D (10,000,000)		4,945,345
Class E (5,000,000)		468,394

Net Asset Value, Offering and Redemption Price Per Share
Class A		$29.23
Class B		27.73
Class D		28.98
Class E		28.95

(a) Identified cost of investments was $956,803,508.
(b) Includes securities on loan with a value of $172,142,248.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$2,768,593
Interest (b)		143,076

		2,911,669
Expenses
Management fees	$3,292,815
Distribution and service fees—Class B	108,756
Distribution and service fees—Class D	73,060
Distribution and service fees—Class E	10,325
Directors’ fees and expenses	24,547
Custodian and accounting	39,244
Audit and tax services	16,625
Legal	4,185
Shareholder reporting	80,870
Insurance	4,825
Miscellaneous	6,764

Total expenses	3,662,016
Less broker commission recapture	(144,530)	3,517,486

Net Investment Loss		(605,817)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	64,580,485
Foreign currency transactions	647	64,581,132

Net change in unrealized appreciation on:
Investments	12,454,049
Foreign currency transactions	677	12,454,726

Net realized and unrealized gain		77,035,858

Net Increase in Net Assets From Operations		$76,430,041

(a)	Net of foreign taxes of $15,117.
(b)	Includes net income on securities loaned of $141,939.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(605,817)	$2,991,639
Net realized gain	64,581,132	62,364,457
Net change in unrealized appreciation	12,454,726	53,630,237

Increase in net assets from operations	76,430,041	118,986,333

From Distributions to Shareholders
Net investment income
Class A	(1,880,336)	(415,531)
Class B	(79,305)	0
Class D	(290,793)	0
Class E	(22,200)	0

Total distributions	(2,272,634)	(415,531)

Decrease in net assets from capital share transactions	(43,384,950)	(86,389,704)

Total increase in net assets	30,772,457	32,181,098

Net Assets
Beginning of the period	889,908,993	857,727,895

End of the period	$920,681,450	$889,908,993

Undistributed Net Investment Income (Loss)
End of the period	$(249,568)	$2,628,883

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	465,339	$13,041,286	442,653	$10,494,177
Reinvestments	64,616	1,880,336	16,068	415,531
Redemptions	(1,424,035)	(40,313,975)	(3,168,111)	(75,046,080)

Net decrease	(894,080)	$(25,392,353)	(2,709,390)	$(64,136,372)

Class B
Sales	304,935	$8,141,653	918,593	$20,615,281
Reinvestments	2,871	79,305	0	0
Redemptions	(298,892)	(7,973,550)	(698,668)	(15,552,554)

Net increase	8,914	$247,408	219,925	$5,062,727

Class D
Sales	124,443	$3,474,730	468,828	$11,069,567
Reinvestments	10,076	290,793	0	0
Redemptions	(734,038)	(20,589,831)	(1,493,022)	(35,393,372)

Net decrease	(599,519)	$(16,824,308)	(1,024,194)	$(24,323,805)

Class E
Sales	63,271	$1,766,184	87,453	$2,082,404
Reinvestments	770	22,200	0	0
Redemptions	(114,865)	(3,204,081)	(215,488)	(5,074,658)

Net decrease	(50,824)	$(1,415,697)	(128,035)	$(2,992,254)

Decrease derived from capital share transactions		$(43,384,950)		$(86,389,704)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.94		$23.38		$15.68		$28.89		$23.96		$22.45

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.10	(a)	0.02	(a)	0.04	(a)	(0.06	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	2.38		3.48		7.72		(13.25)		4.99		1.58

Total from investment operations	2.37		3.58		7.74		(13.21)		4.93		1.51

Less Distributions
Distributions from net investment income	(0.08)		(0.02)		(0.04)		0.00		0.00		0.00

Total distributions	(0.08)		(0.02)		(0.04)		0.00		0.00		0.00

Net Asset Value, End of Period	$29.23		$26.94		$23.38		$15.68		$28.89		$23.96

Total Return (%)	8.80	(b)	15.30		49.44		(45.73)		20.58		6.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(c)	0.77		0.79		0.77		0.76		0.79
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(c)	0.40		0.11		0.16		(0.24)		(0.29)
Portfolio turnover rate (%)	121	(c)	91		55		48		49		91
Net assets, end of period (in millions)	$673.03		$644.56		$622.76		$457.84		$937.66		$880.97

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$25.54		$22.21		$14.90		$27.51		$22.88		$21.49

Income (Loss) From Investment Operations
Net investment income (loss)	(0.04	)(a)	0.04	(a)	(0.02	)(a)	(0.02	)(a)	(0.12	)(a)	(0.09)
Net realized and unrealized gain (loss) on investments	2.25		3.29		7.33		(12.59)		4.75		1.48

Total from investment operations	2.21		3.33		7.31		(12.61)		4.63		1.39

Less Distributions
Distributions from net investment income	(0.02)		0.00		0.00		0.00		0.00		0.00

Total distributions	(0.02)		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$27.73		$25.54		$22.21		$14.90		$27.51		$22.88

Total Return (%)	8.63	(b)	14.99		49.06		(45.84)		20.24		6.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	(c)	1.02		1.04		1.02		1.01		1.04
Ratio of net investment income (loss) to average net assets (%)	(0.34	)(c)	0.18		(0.13)		(0.11)		(0.48)		(0.53)
Portfolio turnover rate (%)	121	(c)	91		55		48		49		91
Net assets, end of period (in millions)	$90.78		$83.41		$67.64		$32.05		$45.24		$21.63

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006(d)
Net Asset Value, Beginning of Period	$26.71		$23.19		$15.54		$28.66		$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	0.07	(a)	0.00	(a)(e)	0.01	(a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	2.36		3.45		7.66		(13.13)		4.95		(0.26)

Total from investment operations	2.33		3.52		7.66		(13.12)		4.86		(0.32)

Less Distributions
Distributions from net investment income	(0.06)		0.00		(0.01)		0.00		0.00		0.00

Total distributions	(0.06)		0.00		(0.01)		0.00		0.00		0.00

Net Asset Value, End of Period	$28.98		$26.71		$23.19		$15.54		$28.66		$23.80

Total Return (%)	8.71	(b)	15.18		49.24		(45.74)		20.42		(1.33	)(b)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	(c)	0.87		0.89		0.87		0.86		0.89	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(c)	0.29		0.01		0.06		(0.34)		(0.36	)(c)
Portfolio turnover rate (%)	121	(c)	91		55		48		49		91
Net assets, end of period (in millions)	$143.31		$148.09		$152.33		$117.94		$268.93		$270.16

	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.68		$23.16		$15.53		$28.64		$23.79		$22.33

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.05	(a)	(0.01	)(a)	0.00	(a)(e)	(0.10	)(a)	(0.12)
Net realized and unrealized gain (loss) on investments	2.33		3.47		7.64		(13.11)		4.95		1.58

Total from investment operations	2.32		3.52		7.63		(13.11)		4.85		1.46

Less Distributions
Distributions from net investment income	(0.05)		0.00		0.00		0.00		0.00		0.00

Total distributions	(0.05)		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$28.95		$26.68		$23.16		$15.53		$28.64		$23.79

Total Return (%)	8.68	(b)	15.20		49.17		(45.78)		20.39		6.54

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(c)	0.92		0.94		0.92		0.91		0.94
Ratio of net investment income (loss) to average net assets (%)	(0.24	)(c)	0.23		(0.03)		0.00	(f)	(0.39)		(0.44)
Portfolio turnover rate (%)	121	(c)	91		55		48		49		91
Net assets, end of period (in millions)	$13.56		$13.85		$14.99		$10.99		$20.17		$16.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was May 2, 2006.
(e)	Net investment income for the period was less than $0.01.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$3,292,815	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$543,924,160	$0	$606,371,239

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$415,531	$1,127,920	$—	$—	$—	$—	$415,531	$1,127,920

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$2,646,002	$—	$128,075,990	$(82,211,823)	$48,510,169

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$82,211,823	$82,211,823

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-16

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 2.33%, 2.22%, and 2.26%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 2.72%.

MARKET ENVIRONMENT/CONDITIONS

The period was marked by numerous structural and cyclical impediments to economic growth including unemployment, deleveraging of the U.S. consumer, housing market distress, and burgeoning inflation. The growth-inflation policy tension became a flashpoint as speculation grew as to whether the Federal Reserve (the Fed) would implement another round of stimulative quantitative easing (QE) or instead begin a tightening move to stanch the real rise in prices. We believe the hurdle to a “QE3” is exceptionally high, while at the same time an early tightening of policy by the Fed is extremely unlikely.

However, while energy price inflation was being transmitted to the consumer, as evidenced in the May core Consumer Price Index (CPI), that dynamic ultimately was deflationary, as observed in the dramatic falloff in recent consumer and business sentiment surveys. The impact of higher energy prices on the economy was tremendous and compressed economic conditions for corporations and consumers in numerous ways. Overall, it reduced disposable income and therefore potential consumption, while at the same time compressed corporate margins, dulled corporate confidence and hampered the potential for wage growth. Within that environment of modest Gross Domestic Product (GDP) growth and modest wage and wealth changes, commodity inflation, an aftershock to the economy from the historic liquidity from monetary and fiscal policy, crowded out other spending and consumption.

So while the market had begun to price in the longer term economic impact created by energy price inflation, it was also trying to make sense of the increasing range of risks to growth. Those risks included reduced liquidity from the conclusion of QE2, European peripheral country crises, U.S. debt ceiling political wrangling, emerging markets policy tightening, and hostilities in the Middle East/North Africa.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s underperformance relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the six-month period was primarily attributable to the Portfolio’s short duration bias and active yield curve management, as interest rates moved lower during the period.

The Portfolio’s performance benefited most from an allocation outside of the benchmark to high yield corporate credit, which experienced a broad sector rally on improving fundamentals and continued signs of a U.S. economic recovery. The Portfolio also benefited from overweights relative to the benchmark in non-government spread sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). During the second half of the period, the Portfolio benefited from an overweight allocation to agency mortgage-backed securities (MBS), which proved to be a safe haven for investors due to their government support and a prepayment environment that remained subdued.

In general, the Portfolio increased quality and liquidity ahead of the scheduled conclusion of the government’s monetary stimulus program at the end of June, but it remained underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors. Within government sectors, the Portfolio held underweights in U.S. Treasuries, agency debentures, and Federal Deposit Insurance Corporation (FDIC)-guaranteed debt, but was overweight in agency MBS. At June 30, 2011, in spread sectors, the Portfolio was overweight in CMBS and ABS, with a slight underweight to investment grade corporate debt. The Portfolio also held a reduced out-of-index allocation to non-agency MBS and high yield corporate credit. Despite the recent volatility, we believed spread sectors would continue to benefit from gradually improving economic conditions. The Portfolio ended the period with a slightly shorter duration versus the benchmark.

Rick Rieder

Matthew Marra

Eric Pellicciaro

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Bond Income Portfolio
Class A	2.33	4.31	5.46	5.27	—
Class B	2.22	4.05	5.20	5.02	—
Class E	2.26	4.15	5.31	—	4.90
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.52	5.74	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01, and 4/23/02, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers
% of Net Assets
Fannie Mae 30 Yr. Pool	19.7
Fannie Mae 30 Yr. TBA	13.6
U.S. Treasury Notes	12.9
U.S. Treasury Bonds	6.5
Fannie Mae 15 Yr. Pool	2.2
Freddie Mac 30 Yr. Gold Pool	2.1
Citigroup, Inc.	1.9
Freddie Mac 15 Yr. Gold Pool	1.8
SLM Student Loan Trust	1.3
The Goldman Sachs Group, Inc.	1.2

Top Sectors

% of Net Assets
Agency Sponsored Mortgages	42.1
Corporates	30.9
U.S. Treasuries	19.4
Commercial Mortgage-Backed	7.4
Asset Backed	6.0
Collateralized-Mortgage Obligation	3.8
Federal Agencies	0.7
Municipals	0.3
Foreign Government	0.3

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.37%	$1,000.00	$1,023.30	$1.86
	Hypothetical*	0.37%	$1,000.00	$1,022.93	$1.86

Class B(a)	Actual	0.62%	$1,000.00	$1,022.20	$3.11
	Hypothetical*	0.62%	$1,000.00	$1,021.68	$3.11

Class E(a)	Actual	0.52%	$1,000.00	$1,022.60	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.18	$2.61

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—62.1% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—42.0%
Fannie Mae 15 Yr. 3.500%, TBA	$4,000,000	$4,072,500
5.000%, TBA	13,400,000	14,375,681
5.500%, TBA	10,900,000	11,812,875
Fannie Mae 15 Yr. Pool 4.000%, 02/01/26	12,669,780	13,284,193
4.000%, 04/01/26	7,531,002	7,896,213
4.000%, 06/01/26	47,795,868	49,752,053
4.500%, 12/01/20	8,063,544	8,625,930
Fannie Mae 30 Yr. 3.500%, TBA	31,100,000	29,739,375
4.000%, TBA	144,700,000	144,700,000
5.000%, TBA	62,700,000	66,618,750
5.500%, TBA	98,800,000	106,827,500
6.000%, TBA	83,700,000	91,939,261
6.500%, TBA	43,900,000	49,703,053
Fannie Mae 30 Yr. Pool 4.000%, 09/01/40	3,500,675	3,505,615
4.000%, 11/01/40	10,817,286	10,832,552
4.000%, 12/01/40	20,354,208	20,382,932
4.000%, 01/01/41	37,895,755	37,949,236
4.000%, 02/01/41	15,102,003	15,123,317
4.500%, 09/01/40	7,139,383	7,405,923
4.500%, 10/01/40	6,427,713	6,687,738
4.500%, 11/01/40	11,225,470	11,644,559
4.500%, 12/01/40	5,305,807	5,510,116
4.500%, 01/01/41	29,133,811	30,192,617
4.500%, 02/01/41	18,363,030	19,039,330
4.500%, 03/01/41	58,650,242	60,851,803
4.500%, 04/01/41	87,685,118	90,958,815
4.500%, 05/01/41	78,186,026	81,185,116
4.500%, 06/01/41	82,325,218	85,566,133
5.000%, 03/01/40	6,501,236	6,949,244
5.000%, 05/01/40	4,454,288	4,761,239
5.000%, 09/01/40	14,777,441	15,795,773
5.000%, 11/01/40	12,445,712	13,303,362
5.000%, 03/01/41	10,184,774	10,854,792
5.000%, 04/01/41	20,574,455	21,927,972
5.000%, 06/01/41	46,568,108	49,688,055
5.500%, 11/01/32	9,166,638	9,981,932
5.500%, 12/01/32	1,560,453	1,699,242
5.500%, 01/01/33	7,492,636	8,159,043
5.500%, 05/01/33	14,087,535	15,340,502
5.500%, 06/01/33	25,824,314	28,121,168
5.500%, 07/01/33	8,468,353	9,221,541
5.500%, 12/01/33	2,179,691	2,373,556
6.000%, 02/01/34	1,409,174	1,563,174
6.000%, 08/01/34	1,128,568	1,251,903
6.000%, 04/01/35	17,330,249	19,224,173
6.000%, 06/01/36	3,410,255	3,773,351
9.000%, 04/01/16	2	2
Fannie Mae ARM Pool 3.042%, 03/01/41 (a)	2,503,553	2,589,799
3.148%, 03/01/41 (a)	3,779,263	3,904,853
3.321%, 12/01/40 (a)	5,433,164	5,634,925

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 5.012%, 07/01/38 (a)	$3,957,184	$4,241,377
Fannie Mae REMICS 5.000%, 04/25/35	1,008,142	1,080,935
5.500%, 06/25/28	181,811	182,773
FHLMC Multifamily Structured Pass-Through Certificate 3.974%, 01/25/21 (a)	17,980,000	18,103,532
Freddie Mac 15 Yr. 5.000%, TBA	2,300,000	2,463,875
5.500%, TBA	7,600,000	8,215,129
Freddie Mac 15 Yr. Gold Pool 4.000%, 05/01/26	51,214,147	53,545,698
4.000%, 06/01/26	10,223,000	10,710,770
Freddie Mac 30 Yr. 5.000%, TBA	5,000,000	5,304,690
5.500%, TBA	1,000,000	1,080,156
Freddie Mac 30 Yr. Gold Pool 4.500%, 02/01/41	11,573,986	11,988,002
4.500%, 03/01/41	3,690,259	3,822,264
4.500%, 04/01/41	24,209,976	25,052,283
5.000%, 06/01/41	32,175,000	34,268,971
Freddie Mac ARM Non-Gold Pool 3.061%, 02/01/41 (a)	4,234,016	4,381,409
Ginnie Mae 6.014%, 05/20/37 (a) (b)	11,043,222	1,498,540
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	87,476	94,252
Ginnie Mae I 30 Yr. Pool 5.500%, 04/15/33	175,998	194,863
6.500%, 04/15/33	108,948	124,201
8.000%, 11/15/29	22,330	26,559
8.500%, 01/15/17	7,853	9,031
8.500%, 02/15/17	2,847	2,877
8.500%, 03/15/17	2,139	2,160
8.500%, 05/15/17	7,409	8,520
8.500%, 10/15/21	127	128
8.500%, 11/15/21	3,642	4,330
8.500%, 05/15/22	2,532	3,024
9.000%, 10/15/16	2,896	2,918
Ginnie Mae II 30 Yr. Pool 5.000%, 10/20/33	4,766,274	5,209,885

		1,513,925,939

Federal Agencies—0.7%
Federal Home Loan Mortgage Corp. 3.525%, 09/30/19	4,980,000	4,999,297
Federal National Mortgage Association Zero Coupon, 10/09/19	7,275,000	5,092,718
5.125%, 01/02/14	7,095,000	7,786,046
5.250%, 08/01/12	3,100,000	3,261,135
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	4,859,938

		25,999,134

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—19.4%
U.S. Treasury Bonds 3.500%, 02/15/39	$14,615,000	$12,550,631
4.375%, 05/15/40	43,338,000	43,311,131
4.375%, 05/15/41 (a) (c)	110,360,000	110,187,838
4.750%, 02/15/41 (a)	16,315,000	17,340,843
6.250%, 08/15/23 (c)	17,480,000	22,175,023
8.125%, 05/15/21 (c)	17,705,000	25,282,191
8.125%, 08/15/21	975,000	1,395,469
U.S. Treasury Notes 0.500%, 05/31/13	840,000	840,886
0.625%, 01/31/13 (c)	1,500,000	1,505,918
0.750%, 06/15/14 (a)	15,450,000	15,432,498
1.500%, 06/30/16 (a)	90,105,000	89,006,620
1.750%, 05/31/16	68,520,000	68,626,891
2.375%, 05/31/18 (a)	112,260,000	111,654,918
2.625%, 08/15/20	6,410,000	6,204,681
3.125%, 05/15/21 (a)	171,790,000	171,307,270

		696,822,808

Total U.S. Treasury & Government Agencies (Identified Cost $2,238,018,247)		2,236,747,881

Corporate Bonds & Notes—30.9%

Aerospace & Defense—0.0%
AWAS Aviation Capital, Ltd. (144A) 7.000%, 10/15/16 (d)	1,428,000	1,465,485

Auto Components—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	1,605,000	1,635,734

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	8,755,000	9,644,490

Capital Markets—2.5%
ABN Amro North American Holding Preferred Capital Repackage Trust I (144A) 6.523%, 12/29/49 (a)	6,180,000	5,716,500
CDP Financial, Inc. (144A) 3.000%, 11/25/14	9,910,000	10,308,788
Credit Suisse 5.860%, 05/29/49 (a)	5,320,000	5,083,260
Credit Suisse AG 5.400%, 01/14/20	1,540,000	1,559,062
Credit Suisse USA, Inc. 6.125%, 11/15/11	1,600,000	1,631,845
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (e)	4,775,000	2,387
Morgan Stanley 2.761%, 05/14/13 (a) (d)	10,750,000	11,037,240
4.000%, 07/24/15 (d)	2,340,000	2,381,397
6.250%, 08/28/17	8,415,000	9,100,242

Security Description	Par Amount	Value*

Capital Markets—(Continued)
State Street Capital Trust IV 1.247%, 06/15/37 (a)	$420,000	$340,036
The Goldman Sachs Group, Inc. 3.625%, 02/07/16	37,799,000	38,209,422
3.700%, 08/01/15	4,650,000	4,734,946
UBS Preferred Funding Trust V 6.243%, 05/29/49 (a) (d)	355,000	347,900

		90,453,025

Chemicals—0.2%
CF Industries, Inc. 7.125%, 05/01/20	4,210,000	4,899,388
The Dow Chemical Co. 4.250%, 11/15/20 (d)	2,685,000	2,620,436

		7,519,824

Commercial Banks—4.1%
Barclays Bank plc (144A) 5.926%, 09/29/49 (a)	1,275,000	1,185,750
Canadian Imperial Bank of Commerce (144A) 2.750%, 01/27/16 (d)	9,060,000	9,269,739
CIT Group, Inc. 7.000%, 05/01/14 (d)	76,571	77,528
7.000%, 05/01/16 (d)	150,000	149,438
7.000%, 05/01/17 (d)	8,064,438	8,044,277
CIT Group, Inc. (144A) 6.625%, 04/01/18	2,479,000	2,584,358
Discover Bank 7.000%, 04/15/20	2,780,000	3,087,721
DnB NOR Boligkreditt (144A) 2.100%, 10/14/15	23,295,000	23,022,285
2.900%, 03/29/16	15,930,000	16,214,446
Fifth Third Capital Trust IV 6.500%, 04/15/37 (a)	1,820,000	1,788,150
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (a)	13,340,000	13,477,189
HSBC Bank plc (144A) 3.100%, 05/24/16 (d)	6,615,000	6,571,268
HSBC Holdings plc 5.100%, 04/05/21	5,740,000	5,922,015
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	8,225,000	9,094,350
6.000%, 10/01/17	10,295,000	11,440,545
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13 (d)	3,785,000	3,838,955
Royal Bank of Canada (144A) 3.125%, 04/14/15 (d)	22,805,000	23,707,120
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	9,160,000	9,149,070
SunTrust Capital VIII 6.100%, 12/01/66 (a)	350,000	343,000
Wachovia Capital Trust III 5.570%, 03/29/49 (a)	350,000	320,250

		149,287,454

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36 (d)	$1,015,000	$998,230

Consumer Finance—0.7%
Ally Financial, Inc. 8.000%, 03/15/20 (d)	4,680,000	5,054,400
8.000%, 11/01/31 (d)	3,200,000	3,464,000
Credit Acceptance Corp. 9.125%, 02/01/17	3,200,000	3,424,000
Ford Motor Credit Co., LLC 6.625%, 08/15/17 (d)	5,020,000	5,336,466
SLM Corp. 5.400%, 10/25/11	2,470,000	2,494,628
6.250%, 01/25/16	3,996,000	4,145,850

		23,919,344

Containers & Packaging—0.2%
Reynolds Group Issuer, Inc. (144A) 6.875%, 02/15/21 (d)	5,135,000	5,006,625
7.125%, 04/15/19	2,002,000	1,986,985

		6,993,610

Diversified Financial Services—6.3%
Bank of America Corp. 3.625%, 03/17/16 (d)	1,840,000	1,845,299
5.000%, 05/13/21 (d)	4,025,000	3,976,088
5.375%, 06/15/14 (d)	3,100,000	3,316,600
5.625%, 07/01/20	13,805,000	14,253,828
7.625%, 06/01/19 (d)	4,700,000	5,444,442
Barrick North America Finance, LLC (144A) 4.400%, 05/30/21	145,000	144,327
BP Capital Markets plc 3.125%, 03/10/12 (d)	5,445,000	5,539,433
3.125%, 10/01/15	2,000,000	2,053,390
Citigroup, Inc. 3.953%, 06/15/16 (d)	14,805,000	15,155,997
4.587%, 12/15/15 (d)	32,900,000	34,597,936
4.750%, 05/19/15	9,640,000	10,194,898
5.000%, 09/15/14	1,335,000	1,399,024
5.375%, 08/09/20 (d)	1,905,000	1,987,988
6.000%, 08/15/17	955,000	1,045,807
8.500%, 05/22/19	4,520,000	5,603,241
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	11,095,000	12,105,965
Eksportfinans ASA 2.000%, 09/15/15	13,980,000	13,942,408
5.500%, 05/25/16	5,970,000	6,822,152
General Electric Capital Corp. 0.410%, 04/10/12 (a)	4,740,000	4,744,877
2.125%, 12/21/12	3,560,000	3,644,853
5.500%, 01/08/20	9,530,000	10,205,658
JPMorgan Chase & Co. 0.905%, 02/26/13 (a) (d)	2,975,000	2,996,048
3.150%, 07/05/16 (d)	10,750,000	10,815,768
6.300%, 04/23/19	1,500,000	1,690,704

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Level 3 Financing, Inc. 8.750%, 02/15/17	$3,948,000	$4,026,960
10.000%, 02/01/18 (d)	1,100,000	1,181,125
Novus USA Trust Series 1.511%, 10/25/15 (a)	5,110,000	5,078,349
Petrobras International Finance Co. 3.875%, 01/27/16	8,145,000	8,294,200
5.750%, 01/20/20	8,660,000	9,238,098
5.875%, 03/01/18	2,050,000	2,205,739
Sprint Capital Corp. 6.875%, 11/15/28	4,893,000	4,636,117
8.375%, 03/15/12 (d)	200,000	208,000
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (d)	5,050,000	4,855,499
Telecom Italia Capital S.A. 5.250%, 11/15/13	850,000	892,307
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	2,850,000	2,932,670
Virgin Media Secured Finance plc 6.500%, 01/15/18 (d)	3,110,000	3,409,338
WEA Finance, LLC (144A) 4.625%, 05/10/21	2,910,000	2,824,030
Woodside Finance, Ltd. (144A) 4.600%, 05/10/21 (d)	1,940,000	1,904,062

		225,213,225

Diversified Telecommunication Services—1.9%
CCH II, LLC 13.500%, 11/30/16	11,930,000	14,047,575
GTE Corp. 6.840%, 04/15/18	725,000	843,371
Intelsat Jackson Holdings S.A. (144A) 7.250%, 04/01/19	2,216,000	2,199,380
7.250%, 10/15/20	3,300,000	3,283,500
Level 3 Escrow, Inc. (144A) 8.125%, 07/01/19 (d)	370,000	371,850
Qwest Communications International, Inc. 7.125%, 04/01/18	1,665,000	1,787,794
8.000%, 10/01/15	3,480,000	3,784,500

Qwest Corp. 6.500%, 06/01/17	633,000	686,805
7.625%, 06/15/15	1,176,000	1,328,880
8.375%, 05/01/16	1,257,000	1,483,260
Telefonica Emisiones SAU 4.949%, 01/15/15	9,815,000	10,444,534
Verizon Communications, Inc. 6.100%, 04/15/18	2,113,000	2,421,386
6.400%, 02/15/38	6,149,000	6,664,176
8.750%, 11/01/18	13,660,000	17,773,094

		67,120,105

Electric Utilities—1.4%
Alabama Power Co. 3.950%, 06/01/21	4,350,000	4,339,991

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
Duke Energy Carolinas, LLC 3.900%, 06/15/21	$3,505,000	$3,502,655
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	15,820,000	16,871,397
Florida Power & Light Co. 5.625%, 04/01/34	475,000	500,455
5.950%, 02/01/38	3,735,000	4,124,882
Florida Power Corp. 6.400%, 06/15/38	1,300,000	1,501,981
Georgia Power Co. 3.000%, 04/15/16	4,900,000	5,016,875
Jersey Central Power & Light Co. 7.350%, 02/01/19 (d)	2,335,000	2,834,965
Southern California Edison Co. 3.875%, 06/01/21	5,820,000	5,808,907
5.950%, 02/01/38	1,100,000	1,214,827
The Cleveland Electric Illuminating Co. 8.875%, 11/15/18	1,390,000	1,781,506
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	1,525,000	1,590,342

		49,088,783

Energy Equipment & Services—0.2%
Transocean, Ltd. 6.000%, 03/15/18	5,735,000	6,349,689

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 5.625%, 04/15/41	5,050,000	5,223,770

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	3,725,000	4,072,163
6.500%, 08/11/17 (a)	1,540,000	1,810,379

		5,882,542

Gas Utilities—0.1%
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	3,630,000	3,733,978

Health Care Equipment & Supplies—0.1%
CareFusion Corp. 6.375%, 08/01/19	4,535,000	5,118,627

Health Care Providers & Services—0.7%
HCA, Inc. 7.250%, 09/15/20	8,300,000	8,912,125
Tenet Healthcare Corp. 8.875%, 07/01/19	9,053,000	9,992,249
9.000%, 05/01/15	1,530,000	1,640,925
WellPoint, Inc. 5.250%, 01/15/16	3,240,000	3,613,371

		24,158,670

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—0.3%
Caesars Entertainment Operating Co., Inc. 10.000%, 12/15/18 (d)	$1,360,000	$1,227,400
11.250%, 06/01/17	3,100,000	3,421,625
Yum! Brands, Inc. 5.300%, 09/15/19	1,667,000	1,791,812
6.250%, 04/15/16	2,523,000	2,893,949

		9,334,786

Insurance—1.1%
American International Group, Inc. 5.450%, 05/18/17	3,540,000	3,697,226
8.175%, 05/15/58 (a)	695,000	759,357
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (d)	2,100,000	2,178,469
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	5,720,000	5,541,015
Genworth Financial, Inc. 6.150%, 11/15/66 (a)	550,000	400,125
Liberty Mutual Group, Inc. (144A) 10.750%, 06/15/88 (a)	550,000	730,125
Lincoln National Corp. 7.000%, 06/15/40 (d)	2,665,000	3,005,190
Manulife Financial Corp. 3.400%, 09/17/15	4,510,000	4,649,386
Prudential Financial, Inc. 4.500%, 11/15/20	2,500,000	2,488,550
4.750%, 09/17/15 (d)	8,550,000	9,198,731
5.375%, 06/21/20	3,000,000	3,168,930
XL Group plc 6.500%, 12/29/49 (a) (d)	3,755,000	3,445,212

		39,262,316

IT Services—0.2%
First Data Corp. (144A) 12.625%, 01/15/21 (d)	6,780,000	7,254,600

Life Sciences Tools & Services—0.1%
Life Technologies Corp. 5.000%, 01/15/21	624,000	633,058
6.000%, 03/01/20	2,250,000	2,441,176

		3,074,234

Machinery—0.1%
Navistar International Corp. 3.000%, 10/15/14	1,580,000	2,067,825

Media—2.5%
CBS Corp. 4.625%, 05/15/18 (d)	1,525,000	1,571,636
5.750%, 04/15/20 (d)	1,540,000	1,669,109
8.875%, 05/15/19 (d)	2,705,000	3,448,229
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	9,813,000	10,693,623
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,934,799

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
Comcast Corp. 5.875%, 02/15/18 (d)	$2,684,000	$3,010,313
6.950%, 08/15/37	958,000	1,081,461
COX Communications, Inc. (144A) 8.375%, 03/01/39	9,635,000	12,598,639
DIRECTV Holdings, LLC 3.125%, 02/15/16	4,780,000	4,849,329
Discovery Communications, LLC 3.700%, 06/01/15	2,750,000	2,893,528
NBC Universal, Inc. (144A) 4.375%, 04/01/21	1,990,000	1,969,207
5.150%, 04/30/20 (d)	21,753,000	22,969,036
News America, Inc. 6.650%, 11/15/37	3,800,000	4,072,456
News America, Inc. (144A) 6.150%, 02/15/41	7,790,000	7,717,054
Time Warner Cable, Inc. 5.875%, 11/15/40	4,655,000	4,594,322
Time Warner, Inc. 4.700%, 01/15/21	1,230,000	1,246,207
6.100%, 07/15/40	1,610,000	1,636,655

		88,955,603

Metals & Mining—1.1%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	1,975,000	1,944,609
Arch Coal, Inc. 7.250%, 10/01/20	5,220,000	5,311,350
Barrick Gold Corp. (144A) 2.900%, 05/30/16 (d)	21,730,000	21,712,898
Cliffs Natural Resources, Inc. 4.875%, 04/01/21	6,790,000	6,808,747
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	1,519,000	1,432,696
Novelis, Inc. 8.750%, 12/15/20 (d)	3,975,000	4,293,000

		41,503,300

Multi-Utilities—0.3%
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	5,890,000	6,195,108
6.500%, 09/15/37 (d)	4,650,000	5,242,438

		11,437,546

Multiline Retail—0.4%
Dollar General Corp. 11.875%, 07/15/17 (f)	4,285,000	4,884,900
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	9,360,000	10,507,190

		15,392,090

Oil, Gas & Consumable Fuels—2.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16 (d)	11,649,000	13,111,963

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Anadarko Petroleum Corp. 6.375%, 09/15/17	$7,844,000	$8,991,844
Chesapeake Energy Corp. 6.625%, 08/15/20 (d)	6,371,000	6,705,478
Consol Energy, Inc. 8.000%, 04/01/17	1,457,000	1,588,130
8.250%, 04/01/20	1,123,000	1,224,070
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	5,560,000	6,224,136
Ensco plc 3.250%, 03/15/16	1,020,000	1,035,662
4.700%, 03/15/21	3,547,000	3,583,119
Enterprise Products Operating, LLC 5.200%, 09/01/20 (d)	8,505,000	8,967,995
5.950%, 02/01/41	2,000,000	1,986,380
6.125%, 10/15/39	2,250,000	2,288,122
Kinder Morgan Energy Partners, L.P. 5.300%, 09/15/20	8,807,000	9,264,955
6.375%, 03/01/41	960,000	982,702
6.550%, 09/15/40	680,000	711,943
Marathon Petroleum Corp. (144A) 6.500%, 03/01/41 (d)	7,084,000	7,321,541
MEG Energy Corp. (144A) 6.500%, 03/15/21	3,455,000	3,472,275
Pride International, Inc. 6.875%, 08/15/20	1,450,000	1,686,315
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	4,319,000	4,382,256
6.850%, 07/15/18	1,251,000	1,402,665
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	500,000	575,647
Valero Energy Corp. 6.125%, 02/01/20 (d)	1,540,000	1,692,361
6.625%, 06/15/37	542,000	565,120
Western Gas Partners L.P. 5.375%, 06/01/21	6,860,000	7,064,085
Williams Partners, L.P. 4.125%, 11/15/20	3,275,000	3,159,229

		97,987,993

Paper & Forest Products—0.0%
International Paper Co. 5.300%, 04/01/15 (d)	257,000	281,061
Inversiones CMPC S.A. (144A) 4.750%, 01/19/18	1,385,000	1,383,665

		1,664,726

Real Estate Investment Trusts—0.2%
Hospitality Properties Trust 5.625%, 03/15/17	1,992,000	2,059,710
Mack-Cali Realty L.P. 7.750%, 08/15/19 (d)	1,610,000	1,936,837
Ventas Realty L.P. 4.750%, 06/01/21	2,635,000	2,572,168

		6,568,715

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Real Estate Management & Development—(Continued)
Realogy Corp. (144A) 7.875%, 02/15/19 (d)	$8,003,000	$7,922,970

Road & Rail—0.4%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	9,565,000	9,853,040
CSX Corp. 4.250%, 06/01/21 (d)	3,775,000	3,757,322

		13,610,362

Software—0.1%
First Data Corp. (144A) 7.375%, 06/15/19 (d)	3,720,000	3,747,900

Thrifts & Mortgage Finance—0.1%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	2,925,000	3,077,776

Tobacco—0.3%
Philip Morris International, Inc. 4.500%, 03/26/20 (d)	9,965,000	10,359,574

Wireless Telecommunication Services—0.5%
Cricket Communications, Inc. 7.750%, 05/15/16 (d)	2,420,000	2,565,200
Vodafone Group plc 4.150%, 06/10/14	15,605,000	16,743,213

		19,308,413

Yankee—1.3%
Hydro Quebec 8.050%, 07/07/24	18,590,000	25,618,451
8.400%, 01/15/22	4,455,000	6,144,920
9.400%, 02/01/21	3,835,000	5,495,310
Nexen, Inc. 7.500%, 07/30/39	9,090,000	10,167,674

		47,426,355

Total Corporate Bonds & Notes (Identified Cost $1,106,879,503)		1,113,763,669

Mortgage-Backed Securities—11.2%

Collateralized-Mortgage Obligation—3.8%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	5,018,535	4,960,713
Arkle Master Issuer plc (144A) 1.411%, 05/17/60 (a)	8,220,000	8,187,917
Banc of America Alternative Loan Trust 5.500%, 10/25/35	5,574,219	4,646,764
Bear Stearns Adjustable Rate Mortgage Trust 5.391%, 11/25/34 (a)	2,030,448	1,853,507
Countrywide Alternative Loan Trust 0.376%, 03/20/47 (a)	4,186,885	2,123,115
5.500%, 11/25/35	3,567,815	2,778,840

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Countrywide Alternative Loan Trust 5.500%, 04/25/37	$2,771,322	$1,887,933
Countrywide Home Loan Mortgage Pass-Through Trust 0.386%, 04/25/46 (a)	1,594,574	853,231
5.500%, 09/25/35	4,195,551	4,070,025
6.000%, 04/25/36	3,130,197	2,732,461
6.250%, 09/25/36	3,403,358	2,762,492
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	1,311,407	1,079,632
6.000%, 02/25/37	2,538,981	2,175,127
Credit Suisse Mortgage Capital Certificates (144A) 4.741%, 08/26/46 (a)	6,469,397	6,446,876
5.009%, 05/27/36 (a)	6,182,231	6,387,639
5.067%, 03/27/37 (a)	4,171,805	3,991,946
5.609%, 05/27/36 (a)	6,966,408	7,279,918
6.250%, 09/27/37 (a)	5,102,669	5,182,365
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.386%, 02/25/47 (a)	1,222,902	793,519
0.586%, 04/25/35 (a)	1,647,797	1,211,518
GMAC Mortgage Corp. Loan Trust 5.407%, 04/19/36 (a)	5,508,307	4,249,582
GSR Mortgage Loan Trust 5.163%, 11/25/35 (a)	7,697,045	7,290,117
6.000%, 07/25/37	3,922,301	3,688,041
Harborview Mortgage Loan Trust 0.356%, 12/19/36 (a)	7,819,154	4,778,293
0.496%, 11/19/35 (a)	2,503,211	1,629,978
0.516%, 09/19/35 (a)	414,595	275,768
Indymac INDA Mortgage Loan Trust 5.513%, 09/25/36 (a)	10,568,499	8,125,654
JPMorgan Mortgage Trust 5.500%, 03/25/22	489,839	478,673
5.875%, 07/25/36	596,514	579,864
6.500%, 08/25/36	2,542,275	2,407,315
Merrill Lynch Mortgage Investors, Inc. 2.788%, 05/25/36 (a)	4,882,410	3,341,688
Residential Funding Mortgage Securities I 5.500%, 11/25/35	3,531,513	3,403,933
6.000%, 04/25/37	4,222,021	3,410,992
Structured Adjustable Rate Mortgage Loan Trust 5.513%, 04/25/37 (a)	3,749,835	2,510,016
Thornburg Mortgage Securities Trust 0.306%, 10/25/46 (a)	7,377,580	7,332,651
WaMu Mortgage Pass-Through Certificates 2.748%, 08/25/35 (a)	2,180,755	1,852,191
Wells Fargo Mortgage Backed Securities Trust 2.761%, 07/25/36 (a)	4,279,458	3,897,037
5.500%, 03/25/36	1,888,901	1,892,613
5.620%, 04/25/36 (a)	2,903,000	2,710,194
6.000%, 08/25/36	2,425,588	2,391,583

		137,651,721

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—7.4%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	$5,225,000	$5,318,205
5.356%, 12/10/16	4,785,000	5,125,740
5.448%, 09/10/47	685,000	684,644
5.675%, 07/10/46	1,540,000	1,530,383
5.802%, 06/10/49 (a)	2,401,558	2,473,330
6.186%, 06/11/35	4,508,000	4,567,509
Bear Stearns Commercial Mortgage Securities 5.331%, 02/11/44	4,000,000	4,224,849
5.449%, 12/11/40 (a)	780,000	782,682
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	6,170,000	6,697,103
Commercial Mortgage Pass-Through Certificates 5.167%, 06/10/44 (a)	7,050,000	7,242,226
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	10,360,499
4.829%, 11/15/37	9,110,000	9,760,656
4.832%, 04/15/37	8,000,000	8,519,851
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49 (a)	2,085,545	2,108,156
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	3,465,000	3,671,123
DBUBS Mortgage Trust (144A) 4.537%, 07/10/44 (a)	7,590,000	7,530,437
Extended Stay America Trust (144A) 2.951%, 11/05/27	7,105,332	7,046,581
4.221%, 11/05/27 (a)	19,110,000	19,339,482
4.860%, 11/05/27	4,410,000	4,362,960
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,371,603
GMAC Commercial Mortgage Securities, Inc. 5.290%, 11/10/45 (a)	6,190,000	6,138,137
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (a)	10,480,000	11,196,072
5.444%, 03/10/39	4,140,000	4,440,961
6.078%, 07/10/38 (a)	3,760,000	3,649,157
GS Mortgage Securities Corp. II 5.622%, 04/10/38 (a)	610,000	606,846
5.992%, 08/10/45 (a)	9,000,000	9,662,403
JPMorgan Chase Commercial Mortgage Securities Corp. 5.447%, 06/12/47	5,440,000	5,713,876
5.481%, 12/12/44 (a)	4,000,000	4,333,686
5.623%, 12/12/44 (a)	2,010,000	1,977,800
5.857%, 10/12/35	1,811,989	1,814,857
5.990%, 06/15/49 (a)	5,500,000	5,652,278
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	3,799,515	3,935,799
5.951%, 06/15/43	8,060,000	8,600,863

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB Commercial Conduit Mortgage Trust 6.169%, 07/15/44 (a)	$4,000,000	$4,347,409
LB-UBS Commercial Mortgage Trust 4.559%, 07/17/12 (a)	4,075,000	4,100,878
5.156%, 02/15/31	4,580,000	4,955,402
5.347%, 11/15/38	7,141,255	7,687,475
5.378%, 11/15/38	850,000	829,248
5.858%, 07/15/40 (a)	1,825,000	1,980,026
5.866%, 09/15/45 (a)	6,725,000	7,312,462
6.087%, 06/15/38 (a)	860,000	900,183
Morgan Stanley Capital I 6.034%, 06/11/49 (a)	2,200,000	2,266,231
Morgan Stanley Capital I (144A) 6.340%, 01/15/13	3,050,000	3,230,870
Morgan Stanley Reremic Trust (144A) 2.500%, 03/23/51	3,750,000	3,738,867
RBSCF Trust (144A) 6.097%, 04/16/17 (a)	8,820,000	9,404,325
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	2,068,835	2,075,861
Wachovia Bank Commercial Mortgage Trust 5.416%, 01/15/45 (a)	5,000,000	5,480,494
5.572%, 10/15/48	17,000,000	18,382,336
6.097%, 02/15/51 (a)	3,870,000	4,210,335

		265,343,156

Total Mortgage-Backed Securities (Identified Cost $397,494,349)		402,994,877

Asset-Backed Securities—6.0%

Asset Backed-Automobile—2.0%
AmeriCredit Automobile Receivables Trust 3.190%, 10/08/16 (a)	5,570,000	5,716,373
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	5,830,000	5,853,441
Globaldrive BV 4.000%, 10/20/16(EUR)	2,007,112	2,934,681
Santander Consumer Acquired Receivables Trust (144A) 2.010%, 08/15/16	3,389,812	3,389,812
3.190%, 10/15/15	3,520,000	3,601,845
Santander Drive Auto Receivables Trust 3.070%, 05/16/16 (a)	5,000,000	5,030,462
3.890%, 07/17/17	5,780,000	5,889,849
4.070%, 02/15/17 (a)	10,000,000	9,929,941
Santander Drive Auto Receivables Trust (144A) 1.480%, 05/15/17	3,038,533	3,038,336
2.100%, 09/15/14 (a)	4,195,000	4,212,573
2.240%, 12/15/14	4,910,000	4,934,313
2.860%, 06/15/17	13,035,569	13,019,089
3.020%, 10/17/16 (a)	4,405,000	4,436,368

		71,987,083

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed - Credit Card—0.7%
Capital One Multi-Asset Execution Trust 0.247%, 01/15/16 (a)	$2,010,000	$2,004,073
Citibank Omni Master Trust (144A) 2.287%, 05/16/16 (a)	16,070,000	16,263,423
3.350%, 08/15/16	3,640,000	3,726,472
5.350%, 08/15/18	4,915,000	5,373,767

		27,367,735

Asset Backed - Home Equity—0.3%
ACE Securities Corp. 0.516%, 11/25/35 (a)	6,465,000	5,159,911
GSAA Trust 0.466%, 10/25/35 (a)	6,798,378	4,896,515
Option One Mortgage Loan Trust 1.311%, 01/25/33 (a)	255,361	180,460

		10,236,886

Asset Backed - Other—1.3%
321 Henderson Receivables I, LLC (144A) 4.070%, 01/15/28	2,362,421	2,394,857
5.560%, 07/15/59	6,232,443	6,676,434
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,045,578	1,058,754
Countrywide Asset-Backed Certificates 0.336%, 07/25/36 (a)	5,662,352	3,954,151
First Franklin Mortgage Loan Asset Backed Certificates 0.396%, 12/25/36 (a)	16,130,000	6,095,156
Knollwood CDO, Ltd. (144A) 3.493%, 02/08/39 (a) (g)	671,165	0
Merrill Lynch First Franklin Mortgage Loan Trust 0.346%, 06/25/37 (a)	23,625,000	9,584,048
0.426%, 05/25/37 (a)	16,380,000	6,218,061
Residential Asset Mortgage Products, Inc. 0.306%, 05/25/37 (a)	1,310,073	1,272,681
Wells Fargo Home Equity Trust 0.336%, 01/25/37 (a)	13,437,362	8,505,823

		45,759,965

Asset Backed - Student Loan—1.7%
Nelnet Student Loan Trust 0.369%, 08/23/27 (a)	6,490,000	6,142,745
Scholar Funding Trust (144A) 1.173%, 10/28/43 (a)	3,527,686	3,460,842
SLM Student Loan Trust 0.427%, 03/15/23 (a)	11,233,391	10,853,589
0.447%, 06/15/21 (a)	465,934	454,454
0.647%, 06/15/33 (a)	7,250,000	6,331,478
1.574%, 01/25/28 (a)	11,260,000	11,567,398
1.974%, 07/25/23 (a)	15,860,000	16,573,384

Security Description	Shares/Par Amount	Value*

Asset Backed - Student Loan—(Continued)
SLM Student Loan Trust (144A) 1.837%, 12/15/17 (a)	$4,380,767	$4,410,889

		59,794,779

Total Asset-Backed Securities (Identified Cost $217,171,501)		215,146,448

Municipal Bonds & Notes—0.3%

Municipal Agency—0.3%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	2,360,000	2,495,016
5.500%, 06/15/43	2,825,000	3,015,631
State of California 5.450%, 04/01/15	4,320,000	4,699,209

Total Municipal Bonds & Notes (Identified Cost $9,456,464)		10,209,856

Foreign Government & Agency Obligations—0.3%

Sovereign—0.3%
Hellenic Republic 4.600%, 09/20/40 (EUR)	820,000	492,687
Mexico Government International Bond 5.125%, 01/15/20 (d)	910,000	982,800
5.625%, 01/15/17	2,130,000	2,420,745
Poland Government International Bond 5.125%, 04/21/21 (d)	6,835,000	7,065,681

Total Foreign Government & Agency Obligations (Identified Cost $11,091,954)		10,961,913

Options Purchased—0.2%

Call Options—0.1%
USD Currency, Strike Price JPY 86	208,200,000	176,970
USD Currency, Strike Price SEK 7	31,150,000	197,678
U.S. Treasury Notes 10 Year Futures @ 121.50	531,000	1,003,922

		1,378,570

Put Options—0.1%
EUR Currency, Strike Price GBP 0.866	20,910,000	30
EUR Currency, Strike Price USD 1.44	154,070,000	2,857,462
EUR Currency, Strike Price USD 1.40	38,515,000	308,774
Euro Dollar Midcurve 1 Year Futures @ 98.25	2,732,500	20,494
U.S. Treasury Notes 10 Year Futures @ 121.50	531,000	564,187
U.S. Treasury Notes 5 Year Futures @ 117	972,000	311,344

		4,062,291

Total Options Purchased (Identified Cost $9,730,353)		5,440,861

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Preferred Stock—0.0%

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (h)	70,000	$206,500
Federal National Mortgage Association (Series S) (h)	70,000	150,500

Total Preferred Stock (Identified Cost $238,000)		357,000

Short Term Investments—5.9%

Mutual Funds—4.4%
State Street Navigator Securities Lending Prime Portfolio (i)	159,297,238	159,297,238

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $52,263,015 on 07/01/11, collateralized by $3,245,000 Federal Home Loan Bank due 10/18/13 with a value of $3,484,319; by $13,375,000 Federal Home Loan Bank due 08/22/12 with a value of $13,675,938; and by $35,245,000 Federal Home Loan Bank due 09/14/12 with a value of $36,150,572.	$52,263,000	52,263,000

Total Short Term Investments (Identified Cost $211,560,238)		211,560,238

Total Investments—116.9% (Identified Cost $4,201,640,609) (j)		4,207,182,743
Liabilities in excess of other assets		(607,067,886)

Net Assets—100.0%		$3,600,114,857

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $156,435,664 and the collateral received consisted of cash in the amount of $159,297,238. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(g)	Security was valued in good faith under procedures approved by the Board of Directors.
(h)	Non-Income Producing.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $4,201,640,609. The aggregate unrealized appreciation and depreciation of investments was $51,872,118 and $(46,329,984), respectively, resulting in net unrealized appreciation of $5,542,134 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $471,734,878, which is 13.1% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	U.S Dollar

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
Australian Dollar (bought)	BNP Paribas S.A.	8/17/2011	10,040,000	$10,508,717	$10,716,068	$207,351
Australian Dollar (sold)	BNP Paribas S.A.	8/17/2011	10,040,000	10,597,461	10,716,068	(118,607)
Euro (bought)	Deutsche Bank AG	8/9/2011	12,490,000	17,855,030	18,122,230	267,200
Euro (bought)	Deutsche Bank AG	8/9/2011	14,890,000	21,039,987	21,604,484	564,497
Euro (bought)	Goldman Sachs Capital Markets L.P.	8/9/2011	777,500	11,047,140	11,281,052	233,912
Euro (sold)	UBS AG	7/27/2011	2,348,500	3,413,921	3,408,778	5,143
Euro (sold)	UBS AG	8/9/2011	12,490,000	17,643,624	18,122,230	(478,606)
Euro (sold)	Royal Bank of Scotland plc	8/9/2011	7,450,000	10,504,619	10,809,497	(304,878)
Euro (sold)	Deutsche Bank AG	8/9/2011	7,440,000	10,507,460	10,794,987	(287,527)
Euro (sold)	Deutsche Bank AG	8/9/2011	775,000	11,023,138	11,281,052	(257,914)
Japanese Yen (sold)	Royal Bank of Scotland plc	9/27/2011	1,195,868,750	14,842,606	14,835,743	6,863
Swiss Franc (bought)	Royal Bank of Scotland plc	8/29/2011	7,315,761	8,750,000	8,698,134	(51,866)
Swiss Franc (sold)	Royal Bank of Scotland plc	8/29/2011	7,334,495	8,750,000	8,720,408	29,592

Net Unrealized Depreciation						($184,840)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	6/18/2012	50	$12,411,479	$12,423,125	$11,646
90 Day Euro Dollar Futures	9/17/2012	60	14,748,944	14,877,000	128,056
90 Day Euro Dollar Futures	12/17/2012	41	10,146,260	10,140,325	(5,935)
90 Day Euro Dollar Futures	3/18/2013	21	5,132,624	5,180,700	48,076
90 Day Euro Dollar Futures	6/17/2013	61	15,020,840	15,008,288	(12,552)
90 Day Euro Dollar Futures	9/16/2013	81	19,743,123	19,876,388	133,265
90 Day Euro Dollar Futures	12/16/2013	51	12,362,915	12,480,338	117,423
Euro Currency Futures	9/21/2011	1,123	141,100,891	138,164,094	(2,936,797)
German Euro Bund Futures	9/8/2011	23	4,196,032	4,191,542	(4,490)
U.S. Treasury Bond 30 Year Futures	9/19/2011	104	18,545,655	18,834,400	288,745

Futures Contracts-Short
90 Day Euro Dollar Futures	9/19/2011	(9)	(2,236,475)	(2,242,238)	(5,763)
90 Day Euro Dollar Futures	12/19/2011	(449)	(111,273,506)	(111,778,550)	(505,044)
90 Day Euro Dollar Futures	3/19/2012	(13)	(3,221,527)	(3,234,238)	(12,711)
U.K. Long Gilt Bond Futures	9/28/2011	(3)	(576,130)	(579,171)	(3,041)
U.S. Dollar Index Currency Futures	9/19/2011	(34)	(2,562,986)	(2,537,590)	25,396
U.S. Treasury Notes 2 Year Futures	9/30/2011	(1,573)	(344,786,314)	(345,027,719)	(241,405)
U.S. Treasury Notes 5 Year Futures	9/30/2011	(50)	(5,963,589)	(5,959,766)	3,823
U.S. Treasury Notes 10 Year Futures	9/21/2011	(1,783)	(220,230,904)	(218,111,047)	2,119,857
U.S. Treasury Bond Ultra Long Futures	9/21/2011	(982)	(125,794,120)	(123,977,500)	1,816,620

Net Unrealized Appreciation					$965,169

Options Written

Options Written-Call	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 10 Year Futures 124	8/26/2011	(318)	$(834,783)	$(526,688)	$308,095

Options Written-Puts
EUR Currency, Strike Price GBP 0.866	7/7/2011	(20,910,000)	(312,064)	(31)	312,033
EUR Currency, Strike Price USD 1.44	8/5/2011	(38,515,000)	(1,038,942)	(714,319)	324,623
EUR Currency, Strike Price USD 1.40	8/5/2011	(154,070,000)	(2,500,608)	(1,235,175)	1,265,433
U.S. Treasury Notes 30 Year Futures 124	8/26/2011	(318)	(727,955)	(834,750)	(106,795)
Eurodollar Mid Curve 1 Year Futures 97.75	9/16/2011	(1,093)	(421,732)	(6,831)	414,901

Totals			$(5,836,084)	$(3,317,794)	$2,518,290

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
4.000% (15 Year TBA)	$(45,700,000)	$(56,942,000)
4.500% (15 Year TBA)	(4,700,000)	(4,982,000)
4.500% (30 Year TBA)	(61,300,000)	(63,416,750)
Freddie Mac
4.000% (15 Year TBA)	(61,300,000)	(63,799,875)
4.500% (30 Year TBA)	(39,400,000)	(40,698,979)

Total TBA Sale Commitments (Proceeds $(220,875,852))		$(229,839,604)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,236,747,881	$—	$2,236,747,881
Total Corporate Bonds & Notes*	—	1,113,763,669	—	1,113,763,669
Total Mortgage-Backed Securities*	—	402,994,877	—	402,994,877
Total Asset-Backed Securities*	—	215,146,448	—	215,146,448
Total Municipal Bonds & Notes*	—	10,209,856	—	10,209,856
Total Foreign Government & Agency Obligations*	—	10,961,913	—	10,961,913
Total Options Purchased*	5,440,861	—	—	5,440,861
Total Preferred Stock*	357,000	—	—	357,000
Short Term Investments
Mutual Funds	159,297,238	—	—	159,297,238
Repurchase Agreement	—	52,263,000	—	52,263,000
Total Short Term Investments	159,297,238	52,263,000	—	211,560,238
Total Investments	$165,095,099	$4,042,087,644	$—	$4,207,182,743

Total TBA Sale Commitments	$—	$(229,839,604)	$—	$(229,839,604)

Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	$—	$1,314,558	$—	$1,314,558
Forward Foreign Currency Contracts (Depreciation)	—	(1,499,398)	—	(1,499,398)
Total Forward Contracts (Net Unrealized Depreciation)	—	(184,840)	—	(184,840)
Futures Contracts**
Futures Contracts (Appreciation)	4,692,907	—	—	4,692,907
Futures Contracts (Depreciation)	(3,727,738)	—	—	(3,727,738)
Total Futures Contracts (Net Unrealized Appreciation)	965,169	—	—	965,169
Written Options
Call Options Written	—	(526,688)	—	(526,688)
Put Options Written	—	(2,791,106)	—	(2,791,106)
Total Written Options	—	(3,317,794)	—	(3,317,794)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Asset-Backed Securities
Balance as of December 31, 2010	$0
Transfers into Level 3	0
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized gain (loss)	0
Change in unrealized depreciation	(11,708)
Security purchases	11,708
Security sales	0
Balance as of June 30, 2011	$0

The change in unrealized depreciation on investments held at June 30, 2011 was $(11,708) and is included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$4,207,182,743
Cash		5,879,398
Cash denominated in foreign currencies (c)		1,972,432
Unrealized appreciation on open forward currency contracts		1,314,558
Receivable for:
Securities sold		857,129,591
Fund shares sold		2,228,654
Accrued interest and dividends		25,174,428
Foreign taxes		47,660
Futures variation margin		382,561

Total Assets		5,101,312,025
Liabilities
TBA sale commitments at value (d)	$220,496,988
Unrealized depreciation on open forward currency contracts	1,499,398
Payable for:
Securities purchased	1,113,520,555
Fund shares redeemed	1,334,445
Foreign taxes	13,565
Collateral for securities loaned	159,297,238
Options written, at fair value (e)	3,317,794
Interest on TBA sales commitments	429,677
Accrued expenses:
Management fees	986,413
Distribution and service fees	125,772
Deferred directors’ fees	34,953
Other expenses	140,370

Total Liabilities		1,501,197,168

Net Assets		$3,600,114,857

Net assets consists of:
Paid in surplus		$3,578,187,910
Undistributed net investment income		49,306,086
Accumulated net realized losses		(36,601,633)
Unrealized appreciation on investments and foreign currency transactions		9,222,494

Net Assets		$3,600,114,857

Net Assets
Class A		$2,907,354,514
Class B		481,113,795
Class E		211,646,548

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		27,297,279
Class B (10,000,000)		4,577,054
Class E (6,500,000)		2,001,596

Net Asset Value, Offering and Redemption Price Per Share
Class A		$106.51
Class B		105.11
Class E		105.74

(a)	Identified cost of investments was $4,201,640,609.
(b)	Includes securities on loan with a value of $156,435,664.
(c)	Identified cost of cash denominated in foreign currencies was $1,971,537.
(d)	Proceeds of TBA sale commitments were $220,875,852.
(e)	Premiums received on written options were $5,836,083.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)(b)		$55,131,425

Expenses
Management fees	$4,675,256
Distribution and service fees—Class B	580,473
Distribution and service fees—Class E	164,142
Directors’ fees and expenses	24,807
Custodian and accounting	182,755
Audit and tax services	19,351
Legal	15,978
Shareholder reporting	175,988
Insurance	13,479
Miscellaneous	13,700

Total expenses	5,865,929
Management fee waivers	(162,976)	5,702,953

Net Investment Income		49,428,472

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	38,785,555
Futures contracts	(23,247,905)
Foreign currency transactions	(3,525,256)
Written options	2,773,333	14,785,727

Net change in unrealized appreciation (depreciation) on:
Investments	(11,382,805)
Futures contracts	2,028,074
Foreign currency transactions	(142,393)
Written options	2,673,697	(6,823,427)

Net realized and unrealized gain		7,962,300

Net Increase in Net Assets From Operations		$57,390,772

(a)	Includes net income on securities loaned of $181,320.
(b)	Net of interest paid on reverse repurchase agreements in the amount of $42,234.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$49,428,472	$76,637,131
Net realized gain	14,785,727	44,919,127
Net change in unrealized appreciation (depreciation)	(6,823,427)	34,288,752

Increase in net assets from operations	57,390,772	155,845,010

From Distributions to Shareholders
Net investment income
Class A	(61,350,276)	(49,286,252)
Class B	(17,733,678)	(14,593,925)
Class E	(8,391,309)	(9,248,115)

Total distributions	(87,475,263)	(73,128,292)

Increase in net assets from capital share transactions	1,427,666,841	345,042,738

Total increase in net assets	1,397,582,350	427,759,456

Net Assets
Beginning of the period	2,202,532,507	1,774,773,051

End of the period	$3,600,114,857	$2,202,532,507

Undistributed Net Investment Income
End of the period	$49,306,086	$87,352,877

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	13,624,190	$1,446,605,390	3,628,127	$383,178,265
Reinvestments	581,961	61,350,276	477,025	49,286,252
Redemptions	(964,696)	(103,749,903)	(1,392,927)	(149,359,443)

Net increase	13,241,455	$1,404,205,763	2,712,225	$283,105,074

Class B
Sales	500,530	$53,333,811	1,168,381	$123,892,679
Reinvestments	170,369	17,733,678	142,980	14,593,925
Redemptions	(338,578)	(36,048,729)	(536,547)	(56,876,815)

Net increase	332,321	$35,018,760	774,814	$81,609,789

Class E
Sales	117,779	$12,635,821	238,883	$25,382,029
Reinvestments	80,154	8,391,309	90,111	9,248,115
Redemptions	(304,331)	(32,584,812)	(510,683)	(54,302,269)

Net decrease	(106,398)	$(11,557,682)	(181,689)	$(19,672,125)

Increase derived from capital share transactions		$1,427,666,841		$345,042,738

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$108.32		$104.15	$102.51	$111.71	$108.62	$110.48

Income (Loss) From Investment Operations
Net investment income	1.98	(a)	4.08 (a)	4.38 (a)	5.82 (a)	5.36 (a)	4.55
Net realized and unrealized gain (loss) on investments	0.54		4.39	4.68	(9.42)	1.31	0.01

Total from investment operations	2.52		8.47	9.06	(3.60)	6.67	4.56

Less Distributions
Distributions from net investment income	(4.33)		(4.30)	(7.42)	(5.60)	(3.58)	(6.31)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.33)		(4.30)	(7.42)	(5.60)	(3.58)	(6.42)

Net Asset Value, End of Period	$106.51		$108.32	$104.15	$102.51	$111.71	$108.62

Total Return (%)	2.33	(b)	8.34	9.47	(3.43)	6.29	4.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(c)	0.40	0.43	0.43	0.43	0.46
Net ratio of expenses to average net assets (%) (d)	0.37	(c)	0.38	0.42	0.42	0.43	0.46
Ratio of net investment income to average net assets (%)	3.77	(c)	3.82	4.32	5.48	4.95	4.28
Portfolio turnover rate (%)	1,840	(c)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$2,907.35		$1,522.49	$1,181.43	$784.26	$983.69	$962.77

	Class B
	Six months ended June 30, 2011		Year ended December 31
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$106.83		$102.78	$101.23	$110.39	$107.36	$109.20

Income (Loss) From Investment Operations
Net investment income	1.89	(a)	3.77 (a)	4.16 (a)	5.49 (a)	5.03 (a)	4.54
Net realized and unrealized gain (loss) on investments	0.45		4.32	4.55	(9.32)	1.30	(0.32)

Total from investment operations	2.34		8.09	8.71	(3.83)	6.33	4.22

Less Distributions
Distributions from net investment income	(4.06)		(4.04)	(7.16)	(5.33)	(3.30)	(5.95)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.06)		(4.04)	(7.16)	(5.33)	(3.30)	(6.06)

Net Asset Value, End of Period	$105.11		$106.83	$102.78	$101.23	$110.39	$107.36

Total Return (%)	2.22	(b)	8.07	9.18	(3.66)	6.02	4.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.65	0.68	0.68	0.68	0.71
Net ratio of expenses to average net assets (%) (d)	0.62	(c)	0.63	0.67	0.67	0.68	0.71
Ratio of net investment income to average net assets (%)	3.59	(c)	3.57	4.14	5.24	4.70	4.04
Portfolio turnover rate (%)	1,840	(c)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$481.11		$453.45	$356.63	$279.25	$315.74	$292.38

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$107.49		$103.38	$101.79	$110.97	$107.89	$109.73

Income (Loss) From Investment Operations
Net investment income	1.97	(a)	3.91 (a)	4.36 (a)	5.63 (a)	5.16 (a)	7.07
Net realized and unrealized gain (loss) on investments	0.45		4.34	4.49	(9.37)	1.31	(2.71)

Total from investment operations	2.42		8.25	8.85	(3.74)	6.47	4.36

Less Distributions
Distributions from net investment income	(4.17)		(4.14)	(7.26)	(5.44)	(3.39)	(6.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.11)

Total distributions	(4.17)		(4.14)	(7.26)	(5.44)	(3.39)	(6.20)

Net Asset Value, End of Period	$105.74		$107.49	$103.38	$101.79	$110.97	$107.89

Total Return (%)	2.26	(b)	8.18	9.30	(3.57)	6.13	4.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(c)	0.55	0.58	0.58	0.58	0.61
Net ratio of expenses to average net assets (%) (d)	0.52	(c)	0.53	0.57	0.57	0.58	0.61
Ratio of net investment income to average net assets (%)	3.70	(c)	3.67	4.31	5.33	4.79	4.16
Portfolio turnover rate (%)	1,840	(c)	2,064	1,476	1,014	931	503
Net assets, end of period (in millions)	$211.65		$226.59	$236.71	$236.54	$306.04	$308.90

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the six months ended June 30, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 95 days. The average amount of borrowings was $91,011,544 and the weighted average interest rate was 0.14%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO,

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$4,675,256	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Amounts reduced under this waiver may be recovered at higher asset levels via advisory fee increases of 0.025% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion and 0.075% for amounts over $3 billion but less than $3.4 billion.

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$28,686,089,821	$1,201,501,417	$27,894,998,154	$678,082,618

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	345	$599,849
Options written	162,539,877	5,613,428
Options bought back	(2,489)	(1,900,020)
Options expired	(162,537,415)	(3,478,474)

Options outstanding June 30, 2011	318	$834,783

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	345	$538,494
Options written	249,859,041	6,387,845
Options bought back	(2,886)	(1,792,672)
Options expired	(36,360,089)	(132,366)

Options outstanding June 30, 2011	213,496,411	$5,001,301

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	$4,692,907	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	$(3,727,738)*
				Payables—Options written, at fair value	(3,317,794)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	1,314,558		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(1,499,398)

Total		$6,007,465			$(8,544,930)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(23,247,905)	$—	$(23,247,905)
Foreign Currency Transactions	—	(3,750,073)	(3,750,073)
Options (a)	(260,988)	(687,811)	(948,799)

Total	$(23,508,893)	$(4,437,884)	$(27,946,777)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$2,028,074	$—	$2,028,074
Foreign Currency Transactions	—	(120,776)	(120,776)
Options (a)	(213,378)	(1,402,417)	(1,615,795)

Total	$1,814,696	$(1,523,193)	$291,503

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(768,188,549)
Futures Contracts Long	—	255,578,250
Forward Foreign Currency Transactions	156,723,884	—
Options Purchased	310,602,650	—
Options Written	(155,883,507)	—

(a)	Includes options purchased which are part of realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$73,128,292	$89,517,051	$—	$—	$—	$—	$73,128,292	$89,517,051

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$87,320,806	$—	$2,078,317	$(18,610,099)	$70,789,024

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$18,610,099	$18,610,099

Pursuant to federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$18,745,593

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-30

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 7.58%, 7.50%, and 7.51%, respectively, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 4.93%. Individually, during the six-month period, the Russell 1000 Index and the Barclays Capital U.S. Aggregate Bond Index returned 6.37% and 2.72%, respectively.

MARKET ENVIRONMENT/CONDITIONS

Midway through the first quarter of 2011, economic expectations accelerated sharply, which helped produce a remarkable increase in equity prices. Those trends ended in the face of political uprisings throughout the Middle East and North Africa, the potential for nuclear catastrophe in Japan, and the previously existing concerns over emerging markets. Markets loathe uncertainty, and when uncertainty increases, it is generally met with corrections and higher levels of volatility, as observed in March. Nonetheless, equity market gains during January and February were enough to leave most indices in positive territory for the first quarter.

The second quarter of 2011 began much the same way that the first quarter ended: confidence levels were improving, the economy was recovering, and investors were moving back into equity markets at a sustained pace. That backdrop changed markedly in May and June, however, as concerns grew about rising oil prices, escalating problems related to the European sovereign debt crisis and, above all, a weaker tone to economic growth. In our opinion, some of the weakness in U.S. economic data that occurred over the past couple of months can be attributed to temporary factors. The oil price spike has already receded somewhat and data was also depressed by such factors as flooding in the southern United States and the impact of the natural disasters in Japan that occurred in March. In any case, the soft patch in economic data is real and the pace of growth has slowed to less than what it was last year.

Fixed income over the six-month period was marked by numerous structural and cyclical impediments to economic growth including unemployment, deleveraging of the U.S. consumer, housing market distress, and burgeoning inflation. The growth-inflation policy tension became a flashpoint as speculation grew as to whether the Federal Reserve (the Fed) would implement another round of stimulative quantitative easing (QE) or instead begin a tightening move to stanch the real rise in prices. We believe the hurdle to a “QE3” is exceptionally high, while at the same time an early tightening of policy by the Fed is extremely unlikely.

While the market began to price in the longer term economic impact created by energy price inflation, it also tried to make sense of the increasing range of risks to growth. Those risks included reduced liquidity from the conclusion of QE2, European peripheral country crises, U.S. debt ceiling political wrangling, emerging markets policy tightening, and hostilities in the Middle East/North Africa. In light of these risks, and with volatility and illiquidity having a larger impact on risk assets, investors should continue to evaluate trading up in quality within sectors to protect against volatility events. At the same time, however, the recent flight-to-quality trade into U.S. Treasuries exposed some fundamentally strong assets to be potential buying opportunities, some even at distressed levels. Indeed, while caution is required, select commercial mortgage-backed securities (CMBS), agency mortgage-backed securities (MBS), and high yield corporate bonds are attractive in maintaining portfolio liquidity while receiving yield.

PORTFOLIO REVIEW/CURRENT POSITIONING

As of June 30, 2011, the Portfolio had invested approximately 60% of its assets in equities and 40% in bonds. The Portfolio’s asset allocation reflects the fact that there are multiple headwinds to global growth, including a slowdown in U.S. economic growth, European debt concerns, and an inflation problem in many emerging markets. During the first half of 2011, the Portfolio outperformed its benchmark, primarily due to security selection within equities.

The equity portion of the Portfolio’s outperformance relative to its benchmark, the Russell 1000 Index, for the six-month period was primarily attributable to an overweight and stock selection in the Healthcare sector, stock selection in Consumer Discretionary, and an underweight and stock selection in Financials.

Within Healthcare, our long-standing allocation to the providers & services industry contributed to relative performance, as the industry benefited from a combination of benign utilization trends and controlled pricing. Stock selection in the biotechnology industry was also positive for the period. In Consumer Discretionary, the retail and media industries remained areas of strength. Sales and margin improvements continued in the retail space, driving solid results for the equity portion of the Portfolio’s holdings. Media industry outperformance was attributable to strong advertising trends, which were notable for the fact that they belied market fears of a pullback in spending from auto companies due to disruptions in Japan. Moreover, annual up-front negotiations—whereby broadcasters negotiate with advertisers and sell forward advertising space for the next TV season—were very strong, yielding another year of double-digit price increases. Finally, an underweight in the Financials sector, especially within the diversified financial services and banking industries, also benefited relative performance as the reemergence of macroeconomic risks/concerns heightened skepticism and uncertainty for the group.

On the negative side, the equity portion of the Portfolio’s underweight in the Energy sector and stock selection decisions within the Industrials sector detracted from relative performance over the period.

During the six-month period, the largest increases in the equity portion of the Portfolio’s weightings were in the Information Technology (IT), Energy, and Industrials sectors. Those increases were funded by decreasing the weightings in the Consumer Discretionary, Telecommunication Services, and Utilities sectors. The equity

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

portion of the Portfolio’s largest purchases during the period included Pfizer, Conoco Phillips, and Microsoft, while the largest sales included Johnson & Johnson, Comcast, and Abbott Laboratories.

We continued to maintain a balance in the equity portion of the Portfolio between domestic cyclicals on the one hand and more dependable growth on the other. At period-end, the largest sector overweights relative to its benchmark included IT, Healthcare, and Consumer Discretionary, while the largest underweight sectors were Financials, Energy, and Utilities.

The fixed income portion of the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the six-month period. This underperformance was primarily attributable to the fixed income portion of the Portfolio’s short duration bias and active yield curve management, as interest rates moved lower during the period.

The fixed income portion of the Portfolio’s performance benefited most from an allocation outside of the benchmark to high yield corporate credit, which experienced a broad sector rally on improving fundamentals and continued signs of a U.S. economic recovery. The fixed income portion of the Portfolio also benefited from overweights relative to the benchmark in non-government spread sectors such as CMBS and asset-backed securities (ABS). During the second half of the period, the fixed income portion of the Portfolio benefited from an overweight allocation to MBS, which proved to be a safe haven for investors due to their government support and a prepayment environment that remained subdued.

During the period, the fixed income portion of the Portfolio increased quality and liquidity ahead of the scheduled conclusion of the government’s monetary stimulus program at the end of June, but it remained underweight relative to the benchmark in government-owned/government-related sectors in favor of non-government spread sectors. Within government sectors, the fixed income portion of the Portfolio held underweights in U.S. Treasuries, agency debentures, and Federal Deposit Insurance Corporation (FDIC)-guaranteed debt, but was overweight in agency MBS. At period end, in spread sectors, the fixed income portion of the Portfolio was overweight in CMBS and ABS, with a slight underweight to investment grade corporate debt. The fixed income portion of the Portfolio also held a reduced out-of-index allocation to non-agency MBS and high yield corporate credit. The fixed income portion of the Portfolio ended the period with a slightly shorter duration versus the benchmark.

Bob Doll

Daniel Hanson

Peter Stournaras

Rick Rieder

Matthew Marra

Eric Pellicciaro

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	7.58	22.44	3.84	3.33	—
Class B	7.50	22.18	3.58	—	3.97
Class E	7.51	22.23	3.69	3.19	—
Russell 1000 Index	6.37	31.93	3.30	3.21	—
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.52	5.74	—

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	8.3
Fannie Mae 30 Yr. TBA	4.9
U.S. Treasury Notes	3.2
U.S. Treasury Bonds	2.9
General Electric Co.	1.5
Microsoft Corp.	1.4
Pfizer, Inc.	1.3
Philip Morris International, Inc.	1.2
Freddie Mac 30 Yr. Gold Pool	1.2
Fannie Mae 15 Yr. Pool	1.1

Top Equity Sectors

% of Net Assets
Information Technology	16.6
Health Care	12.6
Consumer Discretionary	7.5
Industrials	6.4
Energy	5.1

Top Fixed Income Sectors

% of Net Assets
Agency Sponsored Mortgages	17.1
Corporates	14.2
U.S. Treasuries	6.0
Commercial Mortgage-Backed	3.8
Asset Backed	2.5

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.51%	$1,000.00	$1,075.80	$2.62
	Hypothetical*	0.51%	$1,000.00	$1,022.23	$2.56

Class B	Actual	0.76%	$1,000.00	$1,075.00	$3.91
	Hypothetical*	0.76%	$1,000.00	$1,020.97	$3.81

Class E	Actual	0.66%	$1,000.00	$1,075.10	$3.40
	Hypothetical*	0.66%	$1,000.00	$1,021.48	$3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—59.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
General Dynamics Corp.	137,000	$10,209,240
Lockheed Martin Corp. (a)	123,000	9,959,310
Raytheon Co.	175,000	8,723,750
Textron, Inc. (a)	331,000	7,814,910

		36,707,210

Airlines—0.3%
Southwest Airlines Co.	352,000	4,019,840

Beverages—0.6%
Dr. Pepper Snapple Group, Inc. (a)	205,000	8,595,650

Biotechnology—1.5%
Amgen, Inc. (b)	191,000	11,144,850
Biogen Idec, Inc. (b)	90,000	9,622,800

		20,767,650

Capital Markets—1.2%
Ameriprise Financial, Inc.	149,000	8,594,320
SEI Investments Co.	2,000	45,020
TD Ameritrade Holding Corp. (a)	431,000	8,408,810

		17,048,150

Commercial Services & Supplies—0.7%
Avery Dennison Corp.	196,000	7,571,480
Waste Connections, Inc. (a)	61,500	1,951,395

		9,522,875

Communications Equipment—0.9%
Motorola Solutions, Inc. (b)	194,000	8,931,760
Tellabs, Inc.	665,000	3,065,650

		11,997,410

Computers & Peripherals—2.8%
Apple, Inc. (b)	31,000	10,405,770
Dell, Inc. (b)	626,000	10,435,420
QLogic Corp. (b)	65,000	1,034,800
Seagate Technology plc	508,000	8,209,280
Western Digital Corp. (b)	229,000	8,331,020

		38,416,290

Construction & Engineering—1.1%
Chicago Bridge & Iron Co., NV	32,000	1,244,800
Fluor Corp.	138,000	8,923,080
URS Corp. (b)	100,000	4,474,000

		14,641,880

Consumer Finance—1.1%
Capital One Financial Corp.	186,000	9,610,620
Discover Financial Services	215,000	5,751,250

		15,361,870

Security Description	Shares	Value*

Diversified Consumer Services—1.0%
Apollo Group, Inc. (Class A) (b)	129,000	$5,634,720
ITT Educational Services, Inc. (a) (b)	97,000	7,589,280

		13,224,000

Diversified Financial Services—0.6%
JPMorgan Chase & Co.	47,000	1,924,180
Moody’s Corp.	161,000	6,174,350

		8,098,530

Diversified Telecommunication Services—0.2%
AT&T, Inc.	98,000	3,078,180

Electronic Equipment, Instruments & Components—0.7%
Corning, Inc.	499,000	9,056,850

Energy Equipment & Services—0.1%
Nabors Industries, Ltd. (b)	53,000	1,305,920

Food & Staples Retailing—1.3%
Safeway, Inc. (a)	351,000	8,202,870
The Kroger Co.	374,000	9,275,200

		17,478,070

Food Products—0.7%
Smithfield Foods, Inc. (b)	67,000	1,465,290
Tyson Foods, Inc.	394,000	7,651,480

		9,116,770

Health Care Providers & Services—6.3%
Aetna, Inc.	202,000	8,906,180
AmerisourceBergen Corp.	207,000	8,569,800
CIGNA Corp.	175,000	9,000,250
Health Net, Inc. (b)	251,000	8,054,590
Humana, Inc.	114,000	9,181,560
Lincare Holdings, Inc. (a)	129,000	3,775,830
McKesson Corp.	109,000	9,117,850
Tenet Healthcare Corp. (b)	1,018,000	6,352,320
UnitedHealth Group, Inc.	233,000	12,018,140
WellPoint, Inc.	127,000	10,003,790

		84,980,310

Household Durables—0.0%
Newell Rubbermaid, Inc.	5,809	91,666

Household Products—0.2%
The Procter & Gamble Co.	51,000	3,242,070

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	140,000	3,441,200

Industrial Conglomerates—1.5%
General Electric Co.	1,053,000	19,859,580

Insurance—0.3%
American Financial Group, Inc.	46,600	1,663,154

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Brown & Brown, Inc. (a)	99,000	$2,540,340

		4,203,494

IT Services—1.1%
Amdocs, Ltd. (b)	42,000	1,276,380
International Business Machines Corp.	28,000	4,803,400
The Western Union Co. (a)	464,000	9,293,920

		15,373,700

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc. (b)	180,000	9,199,800
Illumina, Inc. (a) (b)	48,000	3,607,200

		12,807,000

Machinery—0.2%
Harsco Corp.	71,000	2,314,600

Media—3.3%
CBS Corp. (Class B)	340,000	9,686,600
DIRECTV (b)	209,000	10,621,380
DISH Network Corp. (b)	287,000	8,802,290
Gannett Co., Inc. (a)	493,000	7,059,760
The Interpublic Group of Cos., Inc.	709,000	8,862,500

		45,032,530

Metals & Mining—2.0%
Alcoa, Inc. (a)	564,000	8,945,040
Cliffs Natural Resources, Inc. (a)	103,000	9,522,350
Walter Energy, Inc.	71,000	8,221,800

		26,689,190

Multi-Utilities—0.1%
CMS Energy Corp. (a)	44,000	866,360

Oil, Gas & Consumable Fuels—5.0%
Arch Coal, Inc.	96,000	2,559,360
Chevron Corp.	51,000	5,244,840
ConocoPhillips	192,000	14,436,480
Exxon Mobil Corp.	188,000	15,299,440
Marathon Oil Corp.	199,000	10,483,320
Murphy Oil Corp.	21,000	1,378,860
Tesoro Corp. (a) (b)	383,000	8,774,530
Valero Energy Corp.	370,000	9,460,900

		67,637,730

Paper & Forest Products—0.4%
International Paper Co.	169,000	5,039,580

Pharmaceuticals—3.9%
Bristol-Myers Squibb Co.	370,000	10,715,200
Eli Lilly & Co.	279,000	10,470,870
Endo Pharmaceuticals Holdings, Inc. (a) (b)	50,000	2,008,500
Forest Laboratories, Inc. (a) (b)	223,000	8,772,820
Johnson & Johnson	46,000	3,059,920

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Pfizer, Inc.	854,000	$17,592,400

		52,619,710

Semiconductors & Semiconductor Equipment—7.5%
Altera Corp. (a)	204,000	9,455,400
Analog Devices, Inc.	216,000	8,454,240
Applied Materials, Inc.	707,000	9,198,070
Atmel Corp. (b)	583,000	8,202,810
Cypress Semiconductor Corp. (a) (b)	97,000	2,050,580
Intel Corp.	167,000	3,700,720
Lam Research Corp. (a) (b)	184,000	8,147,520
LSI Corp. (b)	1,169,000	8,323,280
Maxim Integrated Products, Inc.	297,000	7,591,320
National Semiconductor Corp.	331,000	8,145,910
NVIDIA Corp. (b)	525,000	8,365,875
ON Semiconductor Corp. (b)	164,000	1,717,080
Teradyne, Inc. (a) (b)	513,000	7,592,400
Texas Instruments, Inc.	311,000	10,210,130

		101,155,335

Software—3.6%
Autodesk, Inc. (b)	220,000	8,492,000
CA Technologies	366,000	8,359,440
Cadence Design Systems, Inc. (a) (b)	271,000	2,861,760
Microsoft Corp.	750,000	19,500,000
Symantec Corp. (b)	463,000	9,130,360

		48,343,560

Specialty Retail—2.8%
Advance Auto Parts, Inc. (a)	47,000	2,749,030
GameStop Corp. (Class A) (a) (b)	302,000	8,054,340
Limited Brands, Inc. (a)	216,000	8,305,200
PetSmart, Inc.	91,000	4,128,670
Ross Stores, Inc.	107,000	8,572,840
Williams-Sonoma, Inc. (a)	157,000	5,728,930

		37,539,010

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.	93,000	5,945,490

Tobacco—1.1%
Philip Morris International, Inc.	223,000	14,889,710

Wireless Telecommunication Services—1.3%
MetroPCS Communications, Inc. (b)	484,000	8,329,640
Sprint Nextel Corp. (a) (b)	1,736,000	9,357,040

		17,686,680

Total Common Stock (Identified Cost $709,039,632)		808,195,650

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—23.9%

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—17.2%
Fannie Mae 15 Yr. 3.500%, TBA	$900,000	$916,312
4.500%, TBA	1,100,000	1,166,000
5.000%, TBA	2,500,000	2,682,030
Fannie Mae 15 Yr. Pool 4.000%, 01/01/26	4,533,172	4,753,005
4.000%, 02/01/26	2,819,706	2,956,446
4.000%, 04/01/26	1,676,674	1,757,984
4.000%, 06/01/26	5,844,616	6,084,545
Fannie Mae 30 Yr. 3.500%, TBA	4,800,000	4,590,000
4.000%, TBA	14,200,000	14,200,000
5.000%, TBA	11,100,000	11,793,750
5.500%, TBA	17,500,000	18,921,875
6.000%, TBA	8,800,000	9,666,254
6.500%, TBA	6,700,000	7,585,660
Fannie Mae 30 Yr. Pool 4.000%, 09/01/40	777,928	779,026
4.000%, 11/01/40	2,577,668	2,581,305
4.000%, 12/01/40	4,550,082	4,556,504
4.000%, 01/01/41	8,509,152	8,521,162
4.000%, 02/01/41	3,278,750	3,283,377
4.500%, 10/01/40	867,247	902,877
4.500%, 12/01/40	292,869	304,901
4.500%, 01/01/41	238,127	247,017
4.500%, 02/01/41	1,600,589	1,658,772
4.500%, 03/01/41	17,423,131	18,066,507
4.500%, 04/01/41	20,191,613	20,952,733
4.500%, 05/01/41	2,792,439	2,905,103
4.500%, 06/01/41	10,870,175	11,298,349
5.000%, 03/01/40	966,400	1,032,996
5.000%, 05/01/40	2,600,000	2,779,169
5.000%, 09/01/40	2,261,029	2,416,840
5.000%, 03/01/41	1,565,364	1,668,343
5.000%, 04/01/41	3,165,301	3,373,534
5.000%, 06/01/41	7,121,275	7,598,523
5.500%, 08/01/28	48,347	52,813
5.500%, 04/01/33	378,286	411,931
5.500%, 05/01/33	2,125,754	2,314,821
5.500%, 06/01/33	5,776,049	6,289,780
6.000%, 03/01/28	31,306	34,727
6.000%, 05/01/28	37,157	41,218
6.000%, 06/01/28	2,875	3,190
6.000%, 02/01/34	1,195,662	1,326,330
6.000%, 08/01/34	680,724	755,116
6.000%, 04/01/35	5,601,697	6,213,874
Fannie Mae ARM Pool 3.042%, 03/01/41 (c)	556,345	575,511
3.148%, 03/01/41 (c)	871,763	900,733
3.320%, 12/01/40 (c)	1,122,595	1,164,282
Fannie Mae REMICS 4.000%, 08/25/19	1,991,605	2,094,297
FHLMC Multifamily Structured Pass-Through Certificate 3.974%, 01/25/21 (c)	2,810,000	2,843,474

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool 4.000%, 05/01/26	$7,780,611	$8,134,827
Freddie Mac 30 Yr. Gold Pool 4.500%, 02/01/41	2,571,997	2,664,000
4.500%, 03/01/41	825,583	855,116
4.500%, 04/01/41	5,479,663	5,670,311
5.000%, 06/01/41	5,045,000	5,373,345
5.500%, 07/01/33	1,124,407	1,223,886
Freddie Mac ARM Non-Gold Pool 3.061%, 02/01/41 (c)	984,655	1,018,932
Ginnie Mae 6.014%, 05/20/37 (c) (d)	2,290,881	310,867
Ginnie Mae I 15 Yr. Pool 6.500%, 07/15/14	8,153	8,966
7.500%, 12/15/14	155,972	168,055
Ginnie Mae I 30 Yr. Pool 9.000%, 11/15/19	8,963	9,079

		232,460,380

Federal Agencies—0.7%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	400,000	452,265
Federal Home Loan Bank 5.500%, 07/15/36	360,000	395,297
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	1,640,000	1,822,038
Federal Home Loan Mortgage Corp. 3.525%, 09/30/19	1,130,000	1,134,379
Federal National Mortgage Association Zero Coupon, 10/09/19	1,615,000	1,130,548
5.125%, 01/02/14	1,205,000	1,322,366
Tennessee Valley Authority 5.250%, 09/15/39	2,390,000	2,530,556
5.980%, 04/01/36	430,000	495,847

		9,283,296

U.S. Treasury—6.0%
U.S. Treasury Bonds 3.500%, 02/15/39	410,000	352,088
4.375%, 05/15/40	10,284,000	10,277,624
4.375%, 05/15/41 (c)	13,855,000	13,833,386
4.750%, 02/15/41 (c)	3,095,000	3,289,889
6.250%, 08/15/23 (e)	3,440,000	4,363,963
8.125%, 05/15/21 (e)	4,785,000	6,832,832
U.S. Treasury Notes 0.500%, 05/31/13	220,000	220,232
1.500%. 06/30/16	6,420,000	6,341,740
1.750%, 05/31/16	4,885,000	4,892,621
2.375%, 05/31/18 (c)	3,170,000	3,153,167
2.625%, 08/15/20 (e)	1,395,000	1,350,317

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 3.125%, 05/15/21 (c)	$26,855,000	$26,779,537

		81,687,396

Total U.S. Treasury & Government Agencies (Identified Cost $322,621,597)		323,431,072

Corporate Bonds & Notes—14.1%

Auto Components—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	335,000	341,415

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, 01/15/20	950,000	1,046,518

Capital Markets—1.2%
ABN Amro North American Holding Preferred Capital Repackage Trust I (144A) 6.523%, 12/29/49 (c)	880,000	814,000
CDP Financial, Inc. (144A) 3.000%, 11/25/14	2,665,000	2,772,242
Credit Suisse 5.860%, 05/29/49	1,020,000	974,610
Credit Suisse AG 5.400%, 01/14/20	340,000	344,209
Credit Suisse USA, Inc. 6.125%, 11/15/11	140,000	142,786
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (f)	325,000	33
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (f)	1,770,000	885
6.750%, 12/28/17 (f)	2,505,000	1,253
Morgan Stanley 2.761%, 05/14/13 (c)	1,275,000	1,309,068
5.625%, 09/23/19	775,000	795,265
6.250%, 08/28/17	1,230,000	1,330,160
State Street Capital Trust IV 1.247%, 06/15/37 (c)	90,000	72,865
The Goldman Sachs Group, Inc. 3.625%, 02/07/16	6,043,000	6,108,615
3.700%, 08/01/15	1,030,000	1,048,816
UBS Preferred Funding Trust V 6.243%, 05/29/49 (c)	85,000	83,300

		15,798,107

Chemicals—0.1%
CF Industries, Inc. 7.125%, 05/01/20	740,000	861,175
The Dow Chemical Co. 4.250%, 11/15/20	265,000	258,628

		1,119,803

Security Description	Par Amount	Value*

Commercial Banks—2.0%
Barclays Bank plc (144A) 5.926%, 09/29/49 (c)	$225,000	$209,250
Canadian Imperial Bank of Commerce (144A) 2.750%, 01/27/16	2,025,000	2,071,879
CIT Group, Inc. 7.000%, 05/01/14 (a)	16,730	16,939
7.000%, 05/01/16	30,000	29,888
7.000%, 05/01/17	835,409	833,320
CIT Group, Inc. (144A) 6.625%, 04/01/18 (a)	192,000	200,160
DnB NOR Boligkreditt (144A) 2.100%, 10/14/15	5,070,000	4,994,990
2.900%, 03/29/16	3,580,000	3,643,924
Fifth Third Capital Trust IV 6.500%, 04/15/37 (c)	405,000	397,912
Glitnir Banki Hf (144A) 6.693%, 06/15/16 (c) (f) (g)	230,000	0
6.330%, 07/28/11 (f)	100,000	27,750
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (c)	1,900,000	1,919,540
HSBC Bank plc (144A) 3.100%, 05/24/16	1,035,000	1,028,158
HSBC Holdings plc 5.100%, 04/05/21	870,000	897,588
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	1,720,000	1,901,797
6.000%, 10/01/17	1,035,000	1,150,167
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	845,000	857,045
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (f)	320,000	22,400
Royal Bank of Canada (144A) 3.125%, 04/14/15	4,835,000	5,026,263
Sparebanken 1 Boligkreditt (144A) 1.250%, 10/25/13	1,970,000	1,967,649
SunTrust Capital VIII 6.100%, 12/01/66 (c)	80,000	78,400
Wachovia Capital Trust III 5.570%, 03/29/49 (c)	80,000	73,200

		27,348,219

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36	225,000	221,283

Consumer Finance—0.3%
Ally Financial, Inc. 7.500%, 12/31/13	116,000	123,975
8.000%, 12/31/18	109,000	116,630
8.000%, 03/15/20	1,200,000	1,296,000
Ford Motor Credit Co., LLC 6.625%, 08/15/17	390,000	414,586
SLM Corp. 5.400%, 10/25/11	890,000	898,874

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Consumer Finance—(Continued)
SLM Corp. 6.250%, 01/25/16	$896,000	$929,600

		3,779,665

Diversified Financial Services—3.1%
Bank of America Corp. 3.625%, 03/17/16	415,000	416,195
5.000%, 05/13/21 (a)	630,000	622,344
5.625%, 07/01/20	1,580,000	1,631,369
7.625%, 06/01/19	950,000	1,100,472
Barrick North America Finance, LLC (144A) 4.400%, 05/30/21	25,000	24,884
BP Capital Markets plc 3.125%, 03/10/12	1,930,000	1,963,472
3.125%, 10/01/15	450,000	462,013
3.875%, 03/10/15	240,000	252,756
Citigroup, Inc. 3.953%, 06/15/16	2,280,000	2,334,054
4.587%, 12/15/15	4,965,000	5,221,239
4.750%, 05/19/15	1,640,000	1,734,402
5.000%, 09/15/14	190,000	199,112
5.375%, 08/09/20 (a)	270,000	281,762
6.000%, 08/15/17	135,000	147,837
8.500%, 05/22/19	950,000	1,177,672
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	2,045,000	2,231,338
Eksportfinans ASA 2.000%, 09/15/15	3,065,000	3,056,758
5.500%, 05/25/16	1,450,000	1,656,972
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	94,838
General Electric Capital Corp. 0.410%, 04/10/12 (c)	1,515,000	1,516,559
2.125%, 12/21/12	1,020,000	1,044,312
5.500%, 01/08/20	1,535,000	1,643,828
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	278,525
JPMorgan Chase & Co. 0.905%, 02/26/13 (a) (c)	855,000	861,049
3.150%, 07/05/16 (a)	1,640,000	1,650,034
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	240,614
Level 3 Financing, Inc. 8.750%, 02/15/17	123,000	125,460
10.000%, 02/01/18	250,000	268,438
Novus USA Trust Series 1.511%, 10/25/15 (c)	1,080,000	1,073,310
Petrobras International Finance Co. 3.875%, 01/27/16	1,835,000	1,868,614
5.750%, 01/20/20	1,855,000	1,978,831
5.875%, 03/01/18	500,000	537,985
6.125%, 10/06/16	180,000	200,397
Sprint Capital Corp. 6.875%, 11/15/28	270,000	255,825
8.375%, 03/15/12	560,000	582,400

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (c)	$740,000	$711,499
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	720,000	740,885
Virgin Media Secured Finance plc 6.500%, 01/15/18	690,000	756,412
WEA Finance, LLC (144A) 4.625%, 05/10/21	415,000	402,740
Woodside Finance, Ltd. (144A) 4.600%, 05/10/21	280,000	274,813

		41,622,019

Diversified Telecommunication Services—0.8%
CCH II, LLC 13.500%, 11/30/16	1,650,000	1,942,875
GTE Corp. 6.840%, 04/15/18	162,000	188,450
Intelsat Jackson Holdings S.A. (144A) 7.250%, 04/01/19	496,000	492,280
Level 3 Escrow, Inc. (144A) 8.125%, 07/01/19 (a)	80,000	80,400
Qwest Communications International, Inc. 7.125%, 04/01/18	375,000	402,656
8.000%, 10/01/15	780,000	848,250
Qwest Corp. 6.500%, 06/01/17	141,000	152,985
7.625%, 06/15/15	263,000	297,190
8.375%, 05/01/16	273,000	322,140
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,676,021
Verizon Communications, Inc. 6.100%, 04/15/18	474,000	543,179
6.400%, 02/15/38	980,000	1,062,106
8.750%, 11/01/18	1,894,000	2,464,293

		10,472,825

Electric Utilities—0.6%
Alabama Power Co. 3.950%, 06/01/21	680,000	678,435
Duke Energy Carolinas, LLC 3.900%, 06/15/21	545,000	544,635
Edison Mission Energy 7.625%, 05/15/27	65,000	47,775
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	2,265,000	2,415,532
Florida Power & Light Co. 5.625%, 04/01/34	300,000	316,077
5.950%, 02/01/38	525,000	579,803
Georgia Power Co. 3.000%, 04/15/16	1,095,000	1,121,118

Jersey Central Power & Light Co. 7.350%, 02/01/19 (a)	330,000	400,659
Southern California Edison Co. 3.875%, 06/01/21	910,000	907,500
5.950%, 02/01/38	475,000	524,584

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
The Cleveland Electric Illuminating Co. 8.875%, 11/15/18	$181,000	$231,980
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	345,000	359,782

		8,127,880

Energy Equipment & Services—0.1%
Transocean, Ltd. 6.000%, 03/15/18	790,000	874,674

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 5.625%, 04/15/41	770,000	796,496
6.200%, 04/15/38	80,000	88,645

		885,141

Food Products—0.1%
Kraft Foods, Inc. 5.375%, 02/10/20	875,000	956,548
6.500%, 08/11/17	960,000	1,128,548

		2,085,096

Gas Utilities—0.0%
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	565,000	581,184

Health Care Equipment & Supplies—0.1%
CareFusion Corp. 6.375%, 08/01/19	850,000	959,390

Health Care Providers & Services—0.2%
HCA, Inc. 5.750%, 03/15/14	358,000	362,923
7.250%, 09/15/20	1,100,000	1,181,125
Tenet Healthcare Corp. 8.875%, 07/01/19	450,000	496,687
9.000%, 05/01/15	390,000	418,275
WellPoint, Inc. 5.250%, 01/15/16	460,000	513,009

		2,972,019

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment Operating Co., Inc. 10.000%, 12/15/18 (a)	305,000	275,262
Yum! Brands, Inc. 5.300%, 09/15/19	237,000	254,745
6.250%, 04/15/16	358,000	410,636

		940,643

Insurance—0.6%
American International Group, Inc. 5.450%, 05/18/17	505,000	527,429
8.175%, 05/15/58 (c)	155,000	169,353

Security Description	Par Amount	Value*

Insurance—(Continued)
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (a)	$230,000	$238,594
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	815,000	789,498
Genworth Financial, Inc. 6.150%, 11/15/66 (c)	125,000	90,938
Liberty Mutual Group, Inc. (144A) 10.750%, 06/15/88 (c)	125,000	165,938
Lincoln National Corp. 6.050%, 04/20/67	675,000	649,687
7.000%, 06/15/40	450,000	507,443
Manulife Financial Corp. 3.400%, 09/17/15	1,570,000	1,618,522
Prudential Financial, Inc. 4.750%, 09/17/15	1,870,000	2,011,886
5.375%, 06/21/20	1,420,000	1,495,658
XL Group plc 6.500%, 12/29/49 (a) (c)	525,000	481,687

		8,746,633

IT Services—0.1%
First Data Corp. (144A) 12.625%, 01/15/21	1,670,000	1,786,900

Life Sciences Tools & Services—0.1%
Life Technologies Corp. 5.000%, 01/15/21	131,000	132,902
6.000%, 03/01/20	650,000	705,228

		838,130

Machinery—0.0%
Navistar International Corp. 3.000%, 10/15/14	280,000	366,450

Media—1.0%
CBS Corp. 4.625%, 05/15/18	215,000	221,575
5.750%, 04/15/20	340,000	368,505
8.875%, 05/15/19	380,000	484,409
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	1,752,000	1,908,977
Comcast Corp. 5.875%, 02/15/18	205,000	229,923
COX Communications, Inc. (144A) 8.375%, 03/01/39	1,510,000	1,974,462
DIRECTV Holdings, LLC 3.125%, 02/15/16	680,000	689,863
Discovery Communications, LLC 3.700%, 06/01/15	700,000	736,534
NBC Universal, Inc. (144A) 4.375%, 04/01/21	1,090,000	1,078,611
5.150%, 04/30/20	1,846,000	1,949,195
News America, Inc. 6.200%, 12/15/34	660,000	674,037
6.650%, 11/15/37	10,000	10,717

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
News America, Inc. (144A) 6.150%, 02/15/41	$1,300,000	$1,287,827
TCI Communications, Inc. 7.875%, 02/15/26	1,159,000	1,486,232
Time Warner Cable, Inc. 5.875%, 11/15/40	580,000	572,440
Time Warner, Inc. 4.700%, 01/15/21	270,000	273,558
6.100%, 07/15/40	180,000	182,980

		14,129,845

Metals & Mining—0.5%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	440,000	433,229
Arch Coal, Inc. 7.250%, 10/01/20	1,160,000	1,180,300
Barrick Gold Corp. (144A) 2.900%, 05/30/16	3,350,000	3,347,363
Cliffs Natural Resources, Inc. 4.875%, 04/01/21	670,000	671,850
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	325,000	306,535
Novelis, Inc. 8.750%, 12/15/20	895,000	966,600

Steel Dynamics, Inc. 6.750%, 04/01/15	45,000	45,900
7.375%, 11/01/12	15,000	15,825

		6,967,602

Multi-Utilities—0.2%
Dominion Resources, Inc. 8.875%, 01/15/19	290,000	375,432
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,183,276
6.500%, 09/15/37 (c)	725,000	817,369

		2,376,077

Multiline Retail—0.2%
Dollar General Corp. 11.875%, 07/15/17 (h)	685,000	780,900
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	1,420,000	1,594,039

		2,374,939

Oil, Gas & Consumable Fuels—1.2%
Anadarko Petroleum Corp. 5.950%, 09/15/16	1,773,000	1,995,666
6.375%, 09/15/17	1,047,000	1,200,212
Chesapeake Energy Corp. 6.625%, 08/15/20	524,000	551,510
Consol Energy, Inc. 8.000%, 04/01/17	392,000	427,280
8.250%, 04/01/20	273,000	297,570

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	$840,000	$940,337
Ensco plc 3.250%, 03/15/16	230,000	233,532
4.700%, 03/15/21	479,000	483,878
Enterprise Products Operating, LLC 5.200%, 09/01/20	2,135,000	2,251,225
Kinder Morgan Energy Partners, L.P. 5.300%, 09/15/20	715,000	752,179
6.375%, 03/01/41	220,000	225,203
6.550%, 09/15/40	150,000	157,046
Marathon Petroleum Corp. (144A) 6.500%, 03/01/41	1,048,000	1,083,142
MEG Energy Corp. (144A) 6.500%, 03/15/21	780,000	783,900
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	321,477
Pride International, Inc. 6.875%, 08/15/20	320,000	372,152
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	1,189,000	1,206,414
6.850%, 07/15/18	281,000	315,067
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	190,000	218,746
Valero Energy Corp. 6.125%, 02/01/20 (a)	340,000	373,638
6.625%, 06/15/37	105,000	109,479
Western Gas Partners L.P. 5.375%, 06/01/21	995,000	1,024,601
Williams Partners, L.P. 4.125%, 11/15/20	500,000	482,325

		15,806,579

Paper & Forest Products—0.0%
International Paper Co. 5.300%, 04/01/15	58,000	63,430
Inversiones CMPC S.A. (144A) 4.750%, 01/19/18	310,000	309,701

		373,131

Pharmaceuticals—0.0%
Wyeth 5.950%, 04/01/37	390,000	418,525

Real Estate Investment Trusts—0.1%
Hospitality Properties Trust 5.625%, 03/15/17	429,000	443,582
Mack-Cali Realty L.P. 7.750%, 08/15/19	335,000	403,007
Ventas Realty L.P. 4.750%, 06/01/21	415,000	405,104

		1,251,693

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (a)	1,607,000	1,590,930

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Road & Rail—0.1%
Burlington Northern Santa Fe, LLC 5.750%, 05/01/40	$1,405,000	$1,447,310
CSX Corp. 4.250%, 06/01/21	585,000	582,256

		2,029,566

Semiconductors & Semiconductor Equipment—0.0%
Amkor Technology, Inc. 6.000%, 04/15/14	50,000	109,260

Software—0.1%
First Data Corp. (144A) 7.375%, 06/15/19	835,000	841,263

Thrifts & Mortgage Finance—0.0%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	440,000	462,982

Tobacco—0.1%
Philip Morris International, Inc. 4.500%, 03/26/20	1,301,000	1,352,514

Wireless Telecommunication Services—0.2%
Cricket Communications, Inc. 7.750%, 05/15/16	621,000	658,260
Nextel Communications, Inc. 6.875%, 10/31/13	50,000	50,313
Vodafone Group plc 4.150%, 06/10/14	2,369,000	2,541,792

		3,250,365

Yankee—0.6%
Hydro Quebec 8.050%, 07/07/24	2,850,000	3,927,520
8.400%, 01/15/22	1,010,000	1,393,124
9.400%, 02/01/21	590,000	845,432
Nexen, Inc. 7.500%, 07/30/39	1,265,000	1,414,973

		7,581,049

Total Corporate Bonds & Notes (Identified Cost $192,968,220)		191,830,314

Mortgage-Backed Securities—5.9%

Collateralized-Mortgage Obligation—2.1%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	1,072,995	1,060,632
Arkle Master Issuer plc (144A) 1.411%, 05/17/60 (c)	2,120,000	2,111,726
Bear Stearns Adjustable Rate Mortgage Trust 5.762%, 06/25/47 (c)	3,386,481	2,696,722
Countrywide Alternative Loan Trust 5.500%, 11/25/35	2,440,638	1,974,762
5.500%, 04/25/37	1,256,121	855,719

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Countrywide Home Loan Mortgage Pass-Through Trust 0.386%, 04/25/46 (c)	$674,628	$360,982
0.526%, 02/25/35 (c)	394,347	282,150
Credit Suisse Mortgage Capital Certificates (144A) 4.736%, 08/26/46 (c)	1,461,903	1,456,814
5.009%, 05/27/36 (c)	1,369,976	1,415,494
5.609%, 05/27/36 (c)	1,540,561	1,609,891
6.250%, 05/27/36 (c)	1,129,810	1,147,456
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	1,792,005	1,293,993
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.386%, 02/25/47 (c)	527,397	342,219
Deutsche Mortgage Securities, Inc. (144A) 5.103%, 06/26/35 (c)	280,000	268,240
GSR Mortgage Loan Trust 5.163%, 11/25/35 (c)	1,228,745	1,163,784
6.000%, 07/25/37	1,442,022	1,355,897
Harborview Mortgage Loan Trust 0.496%, 11/19/35 (c)	1,410,621	918,533
1.186%, 11/25/47 (c)	208,839	143,722
Indymac INDA Mortgage Loan Trust 5.513%, 09/25/36 (c)	881,579	677,807
Indymac Index Mortgage Loan Trust 0.806%, 06/25/34 (c)	70,254	53,891
5.134%, 10/25/35 (c)	234,919	181,721
JPMorgan Mortgage Trust 5.500%, 03/25/22	209,931	205,145
6.500%, 08/25/36	675,794	639,919
MASTR Adjustable Rate Mortgages Trust 2.441%, 09/25/33 (c)	284,796	248,847
MASTR Reperforming Loan Trust (144A) 5.371%, 05/25/36 (c)	374,812	332,998
Thornburg Mortgage Securities Trust 0.306%, 10/25/46 (c)	2,084,968	2,072,271
WaMu Mortgage Pass-Through Certificates 2.748%, 08/25/35 (c)	934,609	793,796
5.405%, 02/25/37 (c)	1,492,218	978,506
5.561%, 11/25/36 (c)	550,000	394,564
5.705%, 08/25/36 (c)	270,000	224,614
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	774,140	775,661

		28,038,476

Commercial Mortgage-Backed Securities—3.8%
Banc of America Commercial Mortgage, Inc. 5.233%, 11/10/42 (c)	3,630,000	3,808,374
5.448%, 09/10/47	150,000	149,922
5.451%, 01/15/49	820,000	886,814
5.675%, 07/10/46	350,000	347,814
Bayview Commercial Asset Trust (144A) 0.416%, 07/25/36 (c)	577,269	459,030

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bayview Commercial Asset Trust (144A) 0.456%, 04/25/36 (c)	$254,621	$243,583
Bear Stearns Commercial Mortgage Securities 5.405%, 12/11/40 (c)	600,000	654,097
5.449%, 12/11/40 (c)	170,000	170,585
5.694%, 06/11/50 (c)	1,180,000	1,281,568
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617%, 10/15/48	200,000	217,086
5.886%, 11/15/44 (c)	448,929	489,696
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	4,144,200
4.832%, 04/15/37	1,423,000	1,515,469
5.603%, 07/15/35	3,850,000	3,970,955
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	4,284,100
5.467%, 09/15/39 (c)	370,000	399,029
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	790,000	836,995
DB-UBS Mortgage Trust (144A) 4.537%, 07/24/44 (c)	1,170,000	1,160,818
Extended Stay America Trust (144A) 2.951%, 11/05/27	1,951,667	1,935,529
4.221%, 11/05/27	510,000	516,124
4.860%, 11/05/27	940,000	929,973
5.498%, 11/05/27 (c)	1,300,000	1,297,817
GE Business Loan Trust (144A) 1.486%, 04/15/31 (c)	306,029	270,907
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,594,842
6.269%, 12/10/35	3,039,140	3,103,104
GMAC Commercial Mortgage Securities, Inc. 5.290%, 11/10/45 (c)	260,000	257,822
Greenwich Capital Commercial Funding Corp. 6.078%, 07/10/38 (c)	810,000	784,794
GS Mortgage Securities Corp. II 5.622%, 04/10/38 (c)	310,000	308,397
JPMorgan Chase Commercial Mortgage Securities Corp. 5.447%, 06/12/47	1,135,000	1,192,141
5.623%, 12/12/44 (c)	450,000	442,791
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 5.951%, 06/15/43	1,150,000	1,227,170
LB-UBS Commercial Mortgage Trust 5.372%, 09/15/39	1,570,000	1,707,631
5.378%, 11/15/38	190,000	185,361
5.858%, 07/15/40 (c)	575,000	623,844
6.087%, 06/15/38 (c)	190,000	198,878
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	1,630,000	1,755,310
Morgan Stanley Capital I (144A) 5.423%, 09/15/47 (c)	1,190,000	1,221,394
6.340%, 01/15/13	680,000	720,325
Morgan Stanley Reremic Trust (144A) 2.500%, 02/23/51	570,000	568,308

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
RBSCF Trust (144A) 6.097%, 04/16/17 (c)	$2,250,000	$2,399,063
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	1,383,930	1,388,631

		51,650,291

Total Mortgage-Backed Securities (Identified Cost $78,397,334)		79,688,767

Asset-Backed Securities—2.5%

Asset Backed-Automobile—0.8%
AmeriCredit Automobile Receivables Trust 3.190%, 10/08/16 (c)	1,245,000	1,277,717
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	1,250,000	1,255,026
Globaldrive BV 4.000%, 10/20/16 (EUR)	547,394	800,368
Santander Consumer Acquired Receivables Trust (144A) 2.010%, 08/15/16	765,442	765,442
3.190%, 10/15/15	785,000	803,252
Santander Drive Auto Receivables Trust 3.890%, 07/17/17	1,265,000	1,289,041
4.070%, 02/15/17 (c)	1,185,000	1,191,292
Santander Drive Auto Receivables Trust (144A) 1.480%, 05/15/17	674,441	674,397
2.100%, 09/15/14 (c)	875,000	878,665
2.240%, 12/15/14	1,075,000	1,080,323
3.020%, 10/17/16 (c)	925,000	931,587

		10,947,110

Asset Backed-Credit Card—0.5%
Capital One Multi-Asset Execution Trust 0.247%, 01/15/16 (c)	440,000	438,703
Citibank Omni Master Trust (144A) 2.287%, 05/16/16 (c)	3,455,000	3,496,585
3.350%, 08/15/16	785,000	803,649
5.350%, 08/15/18	1,100,000	1,202,674

		5,941,611

Asset Backed-Home Equity—0.1%
GSAA Trust 0.286%, 03/25/47 (c)	985,340	508,222
Home Equity Asset Trust 0.296%, 07/25/37 (c)	367,062	358,521
Morgan Stanley Home Equity Loan Trust 0.506%, 09/25/35 (c)	428,610	344,684
Residential Asset Securities Corp. 6.349%, 03/25/32	146,680	134,483
Structured Asset Securities Corp. 0.436%, 11/25/37 (c)	103,980	99,041

		1,444,951

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed-Other—0.4%
321 Henderson Receivables I, LLC (144A) 4.070%, 01/15/28	$472,484	$478,971
5.560%, 07/15/59	1,760,344	1,885,748
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (c)	201,073	203,607
Countrywide Asset-Backed Certificates 0.336%, 07/25/36 (c)	2,410,997	1,683,654
0.856%, 07/25/34 (c)	212,542	145,434
5.071%, 12/25/34 (c)	546,757	232,914
Countrywide Asset-Backed Certificates (144A) 0.636%, 03/25/47 (c)	483,862	232,189
Finance America Mortgage Loan Trust 1.236%, 09/25/33 (c)	201,522	167,823
Fremont Home Loan Trust 1.236%, 12/25/33 (c)	189,778	144,792
GMAC Mortgage Corp. Loan Trust 0.426%, 10/25/34 (c)	367,705	270,395
Greenpoint Mortgage Funding Trust 0.586%, 09/25/34 (c)	160,717	142,323
Knollwood CDO, Ltd. (144A) 3.493%, 02/08/39 (c) (g)	492,510	0
Long Beach Mortgage Loan Trust 1.836%, 03/25/34 (c)	229,164	157,765

		5,745,615

Asset Backed-Student Loan—0.7%
Nelnet Student Loan Trust 0.369%, 08/23/27 (c)	1,455,000	1,377,148
1.754%, 04/25/24 (c)	150,000	153,946
Scholar Funding Trust (144A) 1.173%, 10/28/43 (c)	794,479	779,425
SLM Student Loan Trust 0.447%, 06/15/21 (c)	307,607	300,028
0.647%, 06/15/33 (c)	260,000	227,060
1.574%, 01/25/28 (c)	1,520,000	1,561,496
1.974%, 07/25/23 (c)	4,100,000	4,284,418
SLM Student Loan Trust (144A) 1.837%, 12/15/17 (c)	977,527	984,248

		9,667,769

Total Asset-Backed Securities (Identified Cost $35,009,435)		33,747,056

Municipal Bonds & Notes—0.2%

Municipal Agency—0.2%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	530,000	560,321
5.500%, 06/15/43	630,000	672,512
State of California 5.450%, 04/01/15	1,425,000	1,550,087

Total Municipal Bonds & Notes (Identified Cost $2,576,938)		2,782,920

Foreign Government & Agency Obligations—0.2%
Security Description	Shares/Par Amount	Value*

Sovereign—0.2%
Hellenic Republic 4.600%, 09/20/40 (EUR)	$230,000	$138,193
Mexico Government International Bond 5.125%, 01/15/20 (a)	385,000	415,800
5.625%, 01/15/17	475,000	539,837
6.750%, 09/27/34	215,000	249,938
Poland Government International Bond 5.125%, 04/21/21	1,050,000	1,085,437

Total Foreign Government & Agency Obligations (Identified Cost $2,440,345)		2,429,205

Preferred Stock—0.0%

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (b)	20,000	59,000
Federal National Mortgage Association (Series S) (b)	20,000	43,000

Total Preferred Stock (Identified Cost $68,000)		102,000

Convertible Bonds & Notes—0.0%

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	$25,000	24,625

Semiconductors & Semiconductor Equipment—0.0%
Jazz Technologies, Inc. 8.000%, 12/31/11	75,000	75,000
Jazz Technologies, Inc. (144A) 8.000%, 12/31/11	100,000	100,000

		175,000

Total Convertible Bonds & Notes (Identified Cost $192,320)		199,625

Options Purchased—0.0%

Call Options—0.0%
USD Currency, Strike Price JPY 86	32,300,000	27,455
USD Currency, Strike Price SEK 7	4,850,000	30,778

		58,233

Put Options—0.0%
EUR Currency, Strike Price GBP 0.866	2,970,000	4
EUR Currency, Strike Price USD 1.44	21,900,000	406,169
EUR Currency, Strike Price USD 1.40	5,475,000	43,893
U.S. Treasury Notes 5 Year Futures @ 117	152,000	48,688

		498,754

Total Options Purchased (Identified Cost $1,081,910)		556,987

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short Term Investments—8.0%

Security Description	Shares/Par Amount	Value*

Mutual Funds—7.7%
State Street Navigator Securities Lending Prime Portfolio (i)	104,442,680	$104,442,680

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $3,365,001 on 07/01/11, collateralized by $3,525,000 Federal National Mortgage Association due 02/21/13 with a value of $3,710,063.	$3,635,000	3,635,000

Total Short Term Investments (Identified Cost $108,077,680)		108,077,680

Total Investments—114.4% (Identified Cost $1,452,473,411) (j)		1,551,041,276
Liabilities in excess of other assets		(195,268,645)

Net Assets—100.0%		$1,355,772,631

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $103,956,125 and the collateral received consisted of cash in the amount of $104,442,680 and non-cash collateral with a value of $811,911. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	All or a portion of the security was pledged as collateral against open futures contracts.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Security was valued in good faith under procedures approved by the Board of Directors.
(h)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,452,473,411. The aggregate unrealized appreciation and depreciation of investments was $125,451,684 and $(26,883,819), respectively, resulting in net unrealized appreciation of $98,567,865 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $88,813,730, which is 6.6% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	U.S. Dollar

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
Australian Dollar (bought)	BNP Paribas S.A.	8/17/2011	1,570,000	$1,643,295	$1,675,719	$32,424
Australian Dollar (sold)	BNP Paribas S.A.	8/17/2011	1,570,000	1,657,173	1,675,720	(18,547)
Euro (bought)	Deutsche Bank AG	8/9/2011	1,770,000	2,530,296	2,568,162	37,866
Euro (bought)	Deutsche Bank AG	8/9/2011	2,325,000	3,285,290	3,373,433	88,143
Euro (bought)	Goldman Sachs Capital Markets L.P.	8/9/2011	1,210,000	1,719,233	1,755,636	36,403
Euro (sold)	UBS AG	7/27/2011	639,500	929,616	928,215	1,401
Euro (sold)	UBS AG	8/9/2011	1,770,000	2,500,337	2,568,163	(67,826)
Euro (sold)	Royal Bank of Scotland plc	8/9/2011	1,165,000	1,642,669	1,690,344	(47,675)
Euro (sold)	Deutsche Bank AG	8/9/2011	1,160,000	1,638,260	1,683,090	(44,830)
Euro (sold)	Deutsche Bank AG	8/9/2011	1,210,000	1,715,498	1,755,636	(40,138)
Japanese Yen (sold)	Royal Bank of Scotland plc	9/27/2011	268,260,475	3,329,533	3,327,994	1,539
Swiss Franc (bought)	Royal Bank of Scotland plc	8/29/2011	1,128,717	1,350,000	1,341,999	(8,001)
Swiss Franc (sold)	Royal Bank of Scotland plc	8/29/2011	1,131,608	1,350,000	1,345,434	4,566

Net Unrealized Depreciation						$(24,675)

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	6/18/2012	11	$2,730,525	$2,733,088	$2,563
90 Day Euro Dollar Futures	9/17/2012	14	3,441,251	3,471,300	30,049
90 Day Euro Dollar Futures	12/17/2012	11	2,722,167	2,720,575	(1,592)
90 Day Euro Dollar Futures	3/18/2013	7	1,709,874	1,726,900	17,026
90 Day Euro Dollar Futures	6/17/2013	18	4,432,379	4,428,675	(3,704)
90 Day Euro Dollar Futures	9/16/2013	20	4,875,705	4,907,750	32,045
90 Day Euro Dollar Futures	12/16/2013	12	2,909,008	2,936,550	27,542
Euro Currency Futures	9/19/2011	14	2,498,821	2,535,400	36,579
German Euro Bund Futures	9/8/2011	4	730,015	728,964	(1,051)
U.S. Treasury Notes 5 Year Futures	9/30/2011	27	3,230,367	3,218,273	(12,094)
U.S. Treasury Bond 30 Year Futures	9/21/2011	87	10,954,227	10,703,719	(250,508)

Futures Contracts-Short
90 Day Euro Dollar Futures	9/19/2011	(7)	(1,738,831)	(1,743,963)	(5,132)
90 Day Euro Dollar Futures	12/19/2011	(132)	(32,682,669)	(32,861,400)	(178,731)
90 Day Euro Dollar Futures	3/19/2012	(6)	(1,485,696)	(1,492,725)	(7,029)
U.S. Dollar Index Currency Futures	9/19/2011	(6)	(452,292)	(447,810)	4,482
U.S. Treasury Notes 2 Year Futures	9/30/2011	(248)	(54,419,840)	(54,397,250)	22,590
U.S. Treasury Notes 10 Year Futures	9/21/2011	(219)	(27,070,661)	(26,789,859)	280,802
U.S. Treasury Bond Ultra Long Futures	9/21/2011	(124)	(15,884,757)	(15,655,000)	229,757

Net Unrealized Appreciation					$223,594

Options Written

Options Written-Put	Expiration Date	Number of Contracts	Premiums Received	Valuation as of June 30, 2011	Unrealized Appreciation
EUR Currency, Strike Price GBP 0.866	7/7/2011	(2,970,000)	$(44,325)	$(4)	$44,321
EUR Currency, Strike Price USD 1.44	8/5/2011	(5,475,000)	(147,688)	(101,542)	46,146
EUR Currency, Strike Price USD 1.40	8/5/2011	(21,900,000)	(355,444)	(175,572)	179,872

Totals			$(547,457)	$(277,118)	$270,339

TBA Sale Commitments
Security Description	Face Amount	Value
Fannie Mae
4.000% (15 Year TBA)	$(11,000,000)	$(11,457,182)
4.500% (30 Year TBA)	(5,000,000)	(5,172,655)
Freddie Mac
4.000% (15 Year TBA)	(7,700,000)	(8,014,014)
4.500% (30 Year TBA)	(8,800,000)	(9,090,127)
5.500% (30 Year TBA)	(1,100,000)	(1,188,172)

Total TBA Sale Commitments (Proceeds $(34,911,938))		$(34,922,150)

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$808,195,650	$—	$—	$808,195,650
Total U.S. Treasury & Government Agencies*	—	323,431,072	—	323,431,072
Total Corporate Bonds & Notes*	—	191,830,314	—	191,830,314
Total Mortgage-Backed Securities*	—	79,688,767	—	79,688,767
Total Asset-Backed Securities*	—	33,747,056	—	33,747,056
Total Municipal Bonds & Notes*	—	2,782,920	—	2,782,920
Total Foreign Government & Agency Obligations*	—	2,429,205	—	2,429,205
Total Preferred Stock*	102,000	—	—	102,000
Total Convertible Bonds & Notes*	—	199,625	—	199,625
Total Options Purchased*	556,987	—	—	556,987
Short Term Investments
Mutual Funds	104,442,680	—	—	104,442,680
Repurchase Agreement	—	3,635,000	—	3,635,000
Total Short Term Investments	104,442,680	3,635,000	—	108,077,680
Total Investments	$913,297,317	$637,743,959	$—	$1,551,041,276

Total TBA Sale Commitments	$—	$(34,922,150)	$—	$(34,922,150)

Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	$—	$202,342	$—	$202,342
Forward Foreign Currency Contracts (Depreciation)	—	(227,017)	—	(227,017)
Total Forward Contracts (Net Unrealized Depreciation)	—	(24,675)	—	(24,675)
Futures Contracts**
Futures Contracts (Appreciation)	683,435	—	—	683,435
Futures Contracts (Depreciation)	(459,841)	—	—	(459,841)
Total Futures Contracts (Net Unrealized Appreciation)	223,594	—	—	223,594
Written Options
Put Options Written	—	(277,118)	—	(277,118)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Asset-Backed Securities	Total
Balance as of December 31, 2010	$0	$0	$0
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Accrued discounts/premiums	35	0	35
Realized gain (loss)	0	0	0
Change in unrealized depreciation	(35)	(8,591)	(8,626)
Security purchases	0	8,591	8,591
Security sales	0	0	0
Balance as of June 30, 2011	$0	$0	$0

The change in unrealized depreciation on investments held at June 30, 2011 was $(8,626) and is included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,551,041,276
Cash		27,841
Cash denominated in foreign currencies (c)		413,632
Unrealized appreciation on open forward currency contracts		202,342
Receivable for:
Securities sold		203,516,715
Fund shares sold		68,247
Accrued interest and dividends		5,204,432
Foreign taxes		7,604
Futures variation margin		36,869

Total Assets		1,760,518,958
Liabilities
TBA sale commitments at value (d)	$34,922,150
Unrealized depreciation on open forward currency contracts	227,017
Payable for:
Securities purchased	263,259,120
Fund shares redeemed	786,598
Foreign taxes	2,031
Collateral for securities loaned	104,442,680
Options written, at fair value (e)	277,118
Interest on TBA sales commitments	90,772
Accrued expenses:
Management fees	503,435
Distribution and service fees	19,971
Deferred directors’ fees	25,203
Other expenses	190,232

Total Liabilities		404,746,327

Net Assets		$1,355,772,631

Net assets consists of:
Paid in surplus		$1,398,557,585
Undistributed net investment income		14,257,620
Accumulated net realized losses		(156,071,810)
Unrealized appreciation on investments and foreign currency transactions		99,029,236

Net Assets		$1,355,772,631

Net Assets
Class A		$1,241,784,863
Class B		73,960,298
Class E		40,027,470

Capital Shares (Authorized) Outstanding
Class A (120,000,000)		75,111,646
Class B (10,000,000)		4,490,446
Class E (7,500,000)		2,424,362

Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.53
Class B		16.47
Class E		16.51

(a)	Identified cost of investments was $1,452,473,411.
(b)	Includes securities on loan with a value of $103,956,125.
(c)	Identified cost of cash denominated in foreign currencies was $411,862.
(d)	Proceeds of TBA sale commitments were $34,911,938.
(e)	Premiums received on written options were $547,457.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$6,224,577
Interest (b)(c)		11,583,104

		17,807,681
Expenses
Management fees	$3,071,403
Distribution and service fees—Class B	92,224
Distribution and service fees—Class E	30,538
Directors’ fees and expenses	24,547
Custodian and accounting	114,526
Audit and tax services	18,351
Legal	7,547
Shareholder reporting	205,997
Insurance	8,059
Miscellaneous	9,967

Total expenses		3,583,159

Net Investment Income		14,224,522

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	100,598,152
Futures contracts	(5,037,736)
Foreign currency transactions	(781,782)
Written options	641,575	95,420,209

Net change in unrealized appreciation (depreciation) on:
Investments	(10,776,194)
Futures contracts	441,697
Foreign currency transactions	(27,661)
Written options	270,339	(10,091,819)

Net realized and unrealized gain		85,328,390

Net Increase in Net Assets From Operations		$99,552,912

(a)	Net of foreign taxes of $480.
(b)	Includes net income on securities loaned of $80,430.
(c)	Net of interest paid on reverse repurchase agreements in the amount of $20,728.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,224,522	$29,175,560
Net realized gain	95,420,209	62,928,795
Net change in unrealized appreciation (depreciation)	(10,091,819)	27,737,750

Increase in net assets from operations	99,552,912	119,842,105

From Distributions to Shareholders
Net investment income
Class A	(29,209,121)	(23,428,353)
Class B	(1,592,108)	(1,174,150)
Class E	(902,615)	(761,997)

Total distributions	(31,703,844)	(25,364,500)

Decrease in net assets from capital share transactions	(41,537,462)	(136,766,117)

Total increase (decrease) in net assets	26,311,606	(42,288,512)

Net Assets
Beginning of the period	1,329,461,025	1,371,749,537

End of the period	$1,355,772,631	$1,329,461,025

Undistributed Net Investment Income
End of the period	$14,257,620	$31,736,942

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	663,243	$10,907,808	901,533	$13,390,706
Reinvestments	1,775,630	29,209,121	1,535,279	23,428,353
Redemptions	(4,669,742)	(76,527,611)	(11,109,297)	(164,014,359)

Net decrease	(2,230,869)	$(36,410,682)	(8,672,485)	$(127,195,300)

Class B
Sales	144,072	$2,352,000	273,109	$4,040,559
Reinvestments	97,080	1,592,108	77,196	1,174,150
Redemptions	(377,231)	(6,156,683)	(562,376)	(8,297,163)

Net decrease	(136,079)	$(2,212,575)	(212,071)	$(3,082,454)

Class E
Sales	111,319	$1,814,449	246,826	$3,670,869
Reinvestments	54,937	902,615	49,967	761,997
Redemptions	(344,760)	(5,631,269)	(740,216)	(10,921,229)

Net decrease	(178,504)	$(2,914,205)	(443,423)	$(6,488,363)

Decrease derived from capital share transactions		$(41,537,462)		$(136,766,117)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.72		$14.61	$13.18	$18.18	$17.61	$16.33

Income (Loss) From Investment Operations
Net investment income	0.17	(a)	0.33 (a)	0.35 (a)	0.49 (a)	0.41 (a)	0.46
Net realized and unrealized gain (loss) on investments	1.03		1.06	1.78	(4.87)	0.62	1.23

Total from investment operations	1.20		1.39	2.13	(4.38)	1.03	1.69

Less Distributions
Distributions from net investment income	(0.39)		(0.28)	(0.70)	(0.45)	(0.46)	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.39)		(0.28)	(0.70)	(0.62)	(0.46)	(0.41)

Net Asset Value, End of Period	$16.53		$15.72	$14.61	$13.18	$18.18	$17.61

Total Return (%)	7.58	(b)	9.65	17.30	(24.79)	5.90	10.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	(c)	0.50	0.52	0.49	0.50	0.52
Ratio of net investment income to average net assets (%)	2.13	(c)	2.21	2.67	3.15	2.32	2.46
Portfolio turnover rate (%)	985	(c)	1,014	611	501	372	265
Net assets, end of period (in millions)	$1,241.78		$1,216.19	$1,256.90	$1,058.18	$1,688.04	$1,622.05

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.65		$14.55	$13.11	$18.08	$17.52	$16.25

Income (Loss) From Investment Operations
Net investment income	0.15	(a)	0.29 (a)	0.32 (a)	0.45 (a)	0.37 (a)	0.34
Net realized and unrealized gain (loss) on investments	1.02		1.06	1.77	(4.85)	0.61	1.30

Total from investment operations	1.17		1.35	2.09	(4.40)	0.98	1.64

Less Distributions
Distributions from net investment income	(0.35)		(0.25)	(0.65)	(0.40)	(0.42)	(0.37)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.35)		(0.25)	(0.65)	(0.57)	(0.42)	(0.37)

Net Asset Value, End of Period	$16.47		$15.65	$14.55	$13.11	$18.08	$17.52

Total Return (%)	7.50	(b)	9.31	17.00	(24.96)	5.62	10.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(c)	0.75	0.77	0.74	0.75	0.77
Ratio of net investment income to average net assets (%)	1.88	(c)	1.97	2.42	2.94	2.07	2.22
Portfolio turnover rate (%)	985	(c)	1,014	611	501	372	265
Net assets, end of period (in millions)	$73.96		$72.41	$70.41	$59.98	$75.11	$57.97

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.70		$14.59	$13.15	$18.13	$17.57	$16.30

Income (Loss) from Investment Operations
Net investment income	0.16	(a)	0.31 (a)	0.34 (a)	0.47 (a)	0.39 (a)	0.40
Net realized and unrealized gain (loss) on investments	1.02		1.06	1.77	(4.86)	0.61	1.25

Total from investment operations	1.18		1.37	2.11	(4.39)	1.00	1.65

Less Distributions
Distributions from net investment income	(0.37)		(0.26)	(0.67)	(0.42)	(0.44)	(0.38)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.37)		(0.26)	(0.67)	(0.59)	(0.44)	(0.38)

Net Asset Value, End of Period	$16.51		$15.70	$14.59	$13.15	$18.13	$17.57

Total Return (%)	7.51	(b)	9.45	17.14	(24.87)	5.71	10.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(c)	0.65	0.67	0.64	0.65	0.67
Ratio of net investment income to average net assets (%)	1.97	(c)	2.06	2.54	2.99	2.16	2.31
Portfolio turnover rate (%)	985	(c)	1,014	611	501	372	265
Net assets, end of period (in millions)	$40.03		$40.85	$44.44	$43.57	$71.83	$76.12

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown reclasses, capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements:

The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. During the six months ended June 30, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 153 days. The average amount of borrowings was $37,731,397 and the weighted average interest rate was 0.16%.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$3,071,403	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$6,485,956,190	$575,017,241	$6,476,589,773	$704,053,912

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	36,350,863	992,340
Options bought back	(480)	(291,206)
Options expired	(36,350,383)	(701,134)

Options outstanding June 30, 2011	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	38,485,000	567,800
Options bought back	(0)	(0)
Options expired	(8,140,000)	(20,343)

Options outstanding June 30, 2011	30,345,000	$547,457

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	$683,435	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	$(459,841)*
				Payables—Options written, at fair value	(277,118)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	202,342		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(227,017)

Total		$885,777			$(963,976)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(5,037,736)	$—	$(5,037,736)
Foreign Currency Transactions	—	(752,509)	(752,509)
Options (a)	4,419	(150,079)	(145,660)

Total	$(5,033,317)	$(902,588)	$(5,935,905)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$441,697	$—	$441,697
Foreign Currency Transactions	—	(23,902)	(23,902)
Options (a)	(37,688)	(216,896)	(254,584)

Total	$404,009	$(240,798)	$163,211

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(154,019,362)
Futures Contracts Long	—	50,837,700
Forward Foreign Currency Transactions	31,572,871	—
Options Written	(28,314,184)	—
Options Purchased	61,139,900	—

(a)	Includes options purchased which are part of realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$25,364,500	$58,255,377	$—	$—	$—	$—	$25,364,500	$58,255,377

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$31,754,953	$—	$91,730,620	$(234,100,808)	$(110,615,235)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$177,134,954	$56,965,854	$234,100,808

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-33

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 11.34%, 11.17%, and 11.33%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned 5.92%.

MARKET ENVIRONMENT/CONDITIONS

Midway through the first quarter of 2011, economic expectations accelerated sharply, which helped produce a remarkable increase in equity prices. Those trends ended in the face of political uprisings throughout the Middle East and North Africa, the potential for nuclear catastrophe in Japan, and the previously existing concerns over emerging markets. Markets loathe uncertainty, and when uncertainty increases, it is generally met with corrections and higher levels of volatility, as observed in March. Nonetheless, equity market gains during January and February were enough to leave most indices in positive territory for the first quarter.

The second quarter of 2011 began much the same way that the first quarter ended: confidence levels were improving, the economy was recovering, and investors were moving back into equity markets at a sustained pace. That backdrop changed markedly in May and June, however, as concerns grew about rising oil prices, escalating problems related to the European sovereign debt crisis and, above all, a weaker tone to economic growth. In our opinion, some of the weakness in U.S. economic data that occurred over the past couple of months can be attributed to temporary factors. The oil price spike has already receded somewhat and data was also depressed by such factors as flooding in the southern United States and the impact of the natural disasters in Japan that occurred in March. In any case, the soft patch in economic data is real and the pace of growth has slowed to less than what it was last year.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio’s outperformance relative to its benchmark for the six-month period was attributable to stock selection in the Healthcare sector, an underweight and stock selection in Financials and an overweight and stock selection in Consumer Discretionary.

Within Healthcare, our long-standing allocation to the providers & services industry contributed to relative performance, as the industry benefited from a combination of benign utilization trends and controlled pricing. Stock selection and an overweight in the biotechnology industry were also positive for the period. An underweight in the Financials sector, especially within the diversified financial services and banking industries, also benefited relative performance as the reemergence of macroeconomic risks/concerns heightened skepticism and uncertainty for the group. Additionally, the Portfolio’s capital markets and consumer finance industry allocations contributed to relative returns, as did selection decisions within those industries. In Consumer Discretionary, the retail and media industries remained areas of strength. Sales and margin improvements continued in the retail space, driving solid results for the Portfolio’s holdings. Media industry outperformance was attributable to strong advertising trends, which were notable for the fact that they belied market fears of a pullback in spending from auto companies due to disruptions in Japan. Moreover, annual up-front negotiations—whereby broadcasters negotiate with advertisers and sell forward advertising space for the next TV season—were very strong, yielding another year of double-digit price increases.

On the negative side, stock selection decisions within the Industrials sector detracted from relative performance over the period, as did the Portfolio’s underweight in the Energy sector.

During the six-month period, the largest increases in the Portfolio’s weightings were in the Healthcare, Materials, and Information Technology (IT) sectors. Those increases were funded by decreasing the Portfolio’s weightings in the Consumer Discretionary, Utilities, and Telecommunication Services sectors. The Portfolio’s largest purchases during the period included Pfizer, Conoco Phillips, and General Dynamics, while the largest sales included Comcast, Intel, and News Corp.

We continued to maintain a balance in the Portfolio between domestic cyclicals on the one hand and more dependable growth on the other. At period-end, the Portfolio’s largest sector overweights relative to its benchmark included Healthcare, IT, and Materials, while the largest underweight sectors were Financials, Utilities, and Consumer Discretionary.

Bob Doll

Daniel Hanson

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	11.34	32.90	0.60	3.88
Class B	11.17	32.67	0.35	5.89
Class E	11.33	32.82	0.46	3.74
Russell 1000 Value Index	5.92	28.94	1.15	4.81

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02, and 5/1/02, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Pfizer, Inc.	3.3
General Electric Co.	3.1
Verizon Communications, Inc.	2.2
ConocoPhillips	1.9
Amgen, Inc.	1.8
UnitedHealth Group, Inc.	1.8
Bristol-Myers Squibb Co.	1.7
Chevron Corp.	1.6
Marathon Oil Corp.	1.6
Prudential Financial, Inc.	1.4

Top Sectors

% of Net Assets
Healthcare	22.1
Financials	16.8
Information Technology	14.0
Industrials	10.7
Energy	10.4
Consumer Discretionary	6.8
Materials	6.3
Consumer Staples	5.9
Telecommunications	4.3
Utilities	2.7

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.62%	$1,000.00	$1,113.40	$3.25
	Hypothetical*	0.62%	$1,000.00	$1,021.68	$3.11

Class B(a)	Actual	0.87%	$1,000.00	$1,111.70	$4.56
	Hypothetical*	0.87%	$1,000.00	$1,020.42	$4.36

Class E(a)	Actual	0.77%	$1,000.00	$1,113.30	$4.03
	Hypothetical*	0.77%	$1,000.00	$1,020.92	$3.86

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.8%
General Dynamics Corp.	250,000	$18,630,000
Lockheed Martin Corp.	180,000	14,574,600
Raytheon Co.	330,000	16,450,500

		49,655,100

Airlines—1.0%
Southwest Airlines Co.	1,220,000	13,932,400

Auto Components—1.1%
TRW Automotive Holdings Corp. (a)	240,000	14,167,200

Beverages—1.6%
Coca-Cola Enterprises, Inc.	460,000	13,422,800
Constellation Brands, Inc. (a)	350,000	7,287,000

		20,709,800

Biotechnology—2.8%
Amgen, Inc. (a)	410,000	23,923,500
Biogen Idec, Inc. (a)	120,000	12,830,400

		36,753,900

Capital Markets—0.6%
Ameriprise Financial, Inc.	130,000	7,498,400

Chemicals—1.2%
Cabot Corp.	120,000	4,784,400
Huntsman Corp.	620,000	11,687,000

		16,471,400

Commercial Banks—2.5%
East West Bancorp, Inc.	190,000	3,839,900
KeyCorp	1,700,000	14,161,000
Regions Financial Corp.	2,370,000	14,694,000

		32,694,900

Commercial Services & Supplies—0.7%
Avery Dennison Corp.	200,000	7,726,000
Pitney Bowes, Inc. (b)	70,000	1,609,300

		9,335,300

Communications Equipment—1.2%
Motorola Solutions, Inc. (a)	350,000	16,114,000

Computers & Peripherals—2.3%
Dell, Inc. (a)	880,000	14,669,600

Lexmark International, Inc. (Class A) (a)	110,000	3,218,600
Seagate Technology plc	810,000	13,089,600

		30,977,800

Construction & Engineering—1.6%
Chicago Bridge & Iron Co., NV	190,000	7,391,000
Fluor Corp.	210,000	13,578,600

		20,969,600

Security Description	Shares	Value*

Consumer Finance—3.8%
Capital One Financial Corp.	350,000	$18,084,500
Discover Financial Services	650,000	17,387,500
SLM Corp. (a)	890,000	14,960,900

		50,432,900

Containers & Packaging—0.5%
Sealed Air Corp.	270,000	6,423,300

Diversified Consumer Services—0.5%
H&R Block, Inc. (b)	380,000	6,095,200
Service Corp. International	100,000	1,168,000

		7,263,200

Diversified Financial Services—1.7%
JPMorgan Chase & Co.	110,000	4,503,400
Leucadia National Corp.	150,000	5,115,000
The NASDAQ OMX Group, Inc. (a)	490,000	12,397,000

		22,015,400

Diversified Telecommunication Services—3.0%
AT&T, Inc.	320,000	10,051,200
Level 3 Communications, Inc. (a)	280,000	683,200
Verizon Communications, Inc.	770,000	28,667,100

		39,401,500

Electric Utilities—0.2%
Pepco Holdings, Inc. (b)	120,000	2,355,600

Electronic Equipment, Instruments & Components—1.5%
Corning, Inc.	880,000	15,972,000
Vishay Intertechnology, Inc. (a) (b)	220,000	3,308,800

		19,280,800

Energy Equipment & Services—0.8%
Helmerich & Payne, Inc.	140,000	9,256,800

Oceaneering International, Inc.	40,000	1,620,000

		10,876,800

Food & Staples Retailing—2.1%
Safeway, Inc. (b)	580,000	13,554,600
The Kroger Co.	550,000	13,640,000

		27,194,600

Food Products—0.6%
Tyson Foods, Inc.	420,000	8,156,400

Gas Utilities—1.0%
Atmos Energy Corp.	400,000	13,300,000

Health Care Providers & Services—11.0%
Aetna, Inc.	370,000	16,313,300
AmerisourceBergen Corp.	320,000	13,248,000
Cardinal Health, Inc.	320,000	14,534,400
CIGNA Corp.	320,000	16,457,600

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Coventry Health Care, Inc. (a)	400,000	$14,588,000
Health Net, Inc. (a) (b)	280,000	8,985,200
Humana, Inc.	70,000	5,637,800
McKesson Corp.	160,000	13,384,000
UnitedHealth Group, Inc.	460,000	23,726,800
WellPoint, Inc.	240,000	18,904,800

		145,779,900

Household Products—0.4%
The Procter & Gamble Co.	90,000	5,721,300

Independent Power Producers & Energy Traders—0.7%
The AES Corp. (a)	720,000	9,172,800

Industrial Conglomerates—3.1%
General Electric Co.	2,170,000	40,926,200

Insurance—8.2%
American Financial Group, Inc.	390,000	13,919,100
Arch Capital Group, Ltd. (a) (b)	120,000	3,830,400
Assurant, Inc.	360,000	13,057,200
Assured Guaranty, Ltd. (b)	270,000	4,403,700
Brown & Brown, Inc.	60,000	1,539,600
Genworth Financial, Inc. (a)	240,000	2,467,200
HCC Insurance Holdings, Inc.	390,000	12,285,000
MBIA, Inc. (a) (b)	400,000	3,476,000
Principal Financial Group, Inc.	500,000	15,210,000
Prudential Financial, Inc.	300,000	19,077,000
Torchmark Corp.	70,000	4,489,800
Unum Group	570,000	14,523,600

		108,278,600

Machinery—0.5%
AGCO Corp. (a)	80,000	3,948,800
Harsco Corp.	70,000	2,282,000

		6,230,800

Media—3.8%
CBS Corp. (Class B)	580,000	16,524,200
DISH Network Corp. (a)	490,000	15,028,300
Gannett Co., Inc.	880,000	12,601,600
Time Warner Cable, Inc.	80,000	6,243,200

		50,397,300

Metals & Mining—2.1%
Alcoa, Inc.	960,000	15,225,600
Walter Energy, Inc.	110,000	12,738,000

		27,963,600

Multi-Utilities—0.8%
Ameren Corp.	360,000	10,382,400

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—9.6%
Arch Coal, Inc.	130,000	$3,465,800
Chevron Corp.	210,000	21,596,400
ConocoPhillips	340,000	25,564,600
Frontier Oil Corp.	290,000	9,369,900
Marathon Oil Corp.	390,000	20,545,200
Murphy Oil Corp.	230,000	15,101,800
Tesoro Corp. (a) (b)	640,000	14,662,400
Valero Energy Corp.	650,000	16,620,500

		126,926,600

Paper & Forest Products—2.5%
Domtar Corp.	150,000	14,208,000
International Paper Co.	490,000	14,611,800
MeadWestvaco Corp.	120,000	3,997,200

		32,817,000

Pharmaceuticals—8.2%
Bristol-Myers Squibb Co.	760,000	22,009,600
Eli Lilly & Co.	470,000	17,639,100
Endo Pharmaceuticals Holdings, Inc. (a) (b)	140,000	5,623,800
Forest Laboratories, Inc. (a) (b)	390,000	15,342,600
Johnson & Johnson	70,000	4,656,400
Pfizer, Inc.	2,120,000	43,672,000

		108,943,500

Semiconductors & Semiconductor Equipment—7.3%
Applied Materials, Inc.	1,250,000	16,262,500
Atmel Corp. (a)	900,000	12,663,000
Fairchild Semiconductor International, Inc. (a)	650,000	10,861,500
KLA-Tencor Corp. (b)	130,000	5,262,400
LSI Corp. (a)	1,440,000	10,252,800
National Semiconductor Corp.	520,000	12,797,200
Novellus Systems, Inc. (a) (b)	330,000	11,926,200
Texas Instruments, Inc.	480,000	15,758,400

		95,784,000

Software—1.7%
Microsoft Corp.	360,000	9,360,000
Symantec Corp. (a)	680,000	13,409,600

		22,769,600

Specialty Retail—1.3%
Foot Locker, Inc.	190,000	4,514,400
Limited Brands, Inc. (b)	330,000	12,688,500

		17,202,900

Tobacco—1.2%
Philip Morris International, Inc.	230,000	15,357,100

Wireless Telecommunication Services—1.3%
Sprint Nextel Corp. (a)	3,100,000	16,709,000

Total Common Stock (Identified Cost $1,149,294,177)		1,317,342,900

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short Term Investments—5.3%

Security Description	Shares/Par Amount	Value*

Mutual Funds—5.2%
State Street Navigator Securities Lending Prime Portfolio (c)	68,866,179	$68,866,179

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $1,776,000 on 07/01/11, collateralized by $1,800,000 Federal Home Loan Mortgage Corp. due 08/18/20 with a value of $1,813,500.	$1,776,000	1,776,000

Total Short Term Investments (Identified Cost $70,642,179)		70,642,179

Total Investments—105.1% (Identified Cost $1,219,936,356) (d)		1,387,985,079
Liabilities in excess of other assets		(67,931,702)

Net Assets—100.0%		$1,320,053,377

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $75,987,197 and the collateral received consisted of cash in the amount of $68,866,179 and non-cash collateral with a value of $8,234,576. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,219,936,356. The aggregate unrealized appreciation and depreciation of investments was $183,305,298 and $(15,256,575), respectively, resulting in net unrealized appreciation of $168,048,723 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,317,342,900	$—	$—	$1,317,342,900
Short Term Investments
Mutual Funds	68,866,179	—	—	68,866,179
Repurchase Agreement	—	1,776,000	—	1,776,000
Total Short Term Investments	68,866,179	1,776,000	—	70,642,179
Total Investments	$1,386,209,079	$1,776,000	$—	$1,387,985,079

*	See Schedule of Investments for additional detailed categorizations.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,387,985,079
Cash		731
Receivable for:
Fund shares sold		391,416
Accrued interest and dividends		1,686,000

Total Assets		1,390,063,226
Liabilities
Payable for:
Fund shares redeemed	$366,521
Collateral for securities loaned	68,866,179
Accrued expenses:
Management fees	646,100
Distribution and service fees	51,833
Deferred directors’ fees	23,537
Other expenses	55,679

Total Liabilities		70,009,849

Net Assets		$1,320,053,377

Net assets consists of:
Paid in surplus		$907,165,829
Undistributed net investment income		10,512,097
Accumulated net realized gains		234,326,728
Unrealized appreciation on investments		168,048,723

Net Assets		$1,320,053,377

Net Assets
Class A		$1,037,066,737
Class B		226,917,189
Class E		56,069,451

Capital Shares (Authorized) Outstanding
Class A (170,000,000)		91,987,349
Class B (40,000,000)		20,218,347
Class E (15,000,000)		4,985,888

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.27
Class B		11.22
Class E		11.25

(a)	Identified cost of investments was $1,219,936,356.
(b)	Includes securities on loan with a value of $75,987,197.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$15,548,993
Interest (b)		258,787

		15,807,780
Expenses
Management fees	$5,568,831
Distribution and service fees—Class B	268,579
Distribution and service fees—Class E	41,398
Directors’ fees and expenses	24,547
Custodian and accounting	65,197
Audit and tax services	16,626
Legal	9,556
Shareholder reporting	48,641
Insurance	9,669
Miscellaneous	12,852

Total expenses	6,065,896
Management fee waivers	(274,001)	5,791,895

Net Investment Income		10,015,885

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	303,570,772
Futures contracts	9,289,103	312,859,875

Net change in unrealized appreciation on:
Investments		(89,718,133)

Net realized and unrealized gain		223,141,742

Net Increase in Net Assets From Operations		$233,157,627

(a)	Net of foreign taxes of $2,250.
(b)	Includes net income on securities loaned of $258,312.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,015,885	$22,921,353
Net realized gain	312,859,875	137,971,261
Net change in unrealized appreciation (depreciation)	(89,718,133)	26,269,218

Increase in net assets from operations	233,157,627	187,161,832

From Distributions to Shareholders
Net investment income
Class A	(19,717,161)	(18,158,360)
Class B	(1,913,233)	(1,486,975)
Class E	(525,464)	(514,413)

Total distributions	(22,155,858)	(20,159,748)

Decrease in net assets from capital share transactions	(788,696,753)	(171,139,382)

Total (decrease) in net assets	(577,694,984)	(4,137,298)

Net Assets
Beginning of the period	1,897,748,361	1,901,885,659

End of the period	$1,320,053,377	$1,897,748,361

Undistributed Net Investment Income
End of the period	$10,512,097	$22,652,070

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	8,510,986	$92,468,525	31,887,649	$305,187,424
Reinvestments	1,760,461	19,717,161	1,792,533	18,158,360
Redemptions	(78,874,436)	(903,640,108)	(49,717,503)	(498,836,812)

Net decrease	(68,602,989)	$(791,454,422)	(16,037,321)	$(175,491,028)

Class B
Sales	1,627,534	$17,802,029	3,301,576	$30,824,957
Reinvestments	171,590	1,913,233	147,371	1,486,975
Redemptions	(1,308,392)	(14,225,398)	(2,115,044)	(19,931,115)

Net increase	490,732	$5,489,864	1,333,903	$12,380,817

Class E
Sales	380,002	$4,161,845	585,412	$5,418,657
Reinvestments	47,042	525,464	50,882	514,413
Redemptions	(680,948)	(7,419,504)	(1,484,317)	(13,962,241)

Net decrease	(253,904)	$(2,732,195)	(848,023)	$(8,029,171)

Decrease derived from capital share transactions		$(788,696,753)		$(171,139,382)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.23		$9.46	$8.66	$13.61	$13.81	$12.56

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.13 (a)	0.14 (a)	0.16 (a)	0.15 (a)	0.20
Net realized and unrealized gain (loss) on investments	1.10		0.74	0.80	(4.82)	0.33	2.10

Total from investment operations	1.16		0.87	0.94	(4.66)	0.48	2.30

Less Distributions
Distributions from net investment income	(0.12)		(0.10)	(0.14)	(0.10)	(0.14)	(0.18)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.12)		(0.10)	(0.14)	(0.29)	(0.68)	(1.05)

Net Asset Value, End of Period	$11.27		$10.23	$9.46	$8.66	$13.61	$13.81

Total Return (%)	11.34	(b)	9.22	11.21	(34.90)	3.39	19.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(c)	0.65	0.67	0.72	0.74	0.84
Net ratio of expenses to average net assets (%) (d)	0.62	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.15	(c)	1.34	1.61	1.42	1.10	1.69
Portfolio turnover rate (%)	116	(c)	135	113	85	66	96
Net assets, end of period (in millions)	$1,037.07		$1,643.45	$1,671.22	$345.23	$370.87	$48.18

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.18		$9.42	$8.61	$13.55	$13.75	$12.50

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.10 (a)	0.12 (a)	0.13 (a)	0.11 (a)	0.14
Net realized and unrealized gain (loss) on investments	1.09		0.74	0.80	(4.81)	0.34	2.13

Total from investment operations	1.14		0.84	0.92	(4.68)	0.45	2.27

Less Distributions
Distributions from net investment income	(0.10)		(0.08)	(0.11)	(0.07)	(0.11)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.10)		(0.08)	(0.11)	(0.26)	(0.65)	(1.02)

Net Asset Value, End of Period	$11.22		$10.18	$9.42	$8.61	$13.55	$13.75

Total Return (%)	11.17	(b)	8.92	11.05	(35.11)	3.13	19.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(c)	0.90	0.92	0.97	0.99	1.09
Net ratio of expenses to average net assets (%) (d)	0.87	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	(c)	1.08	1.41	1.15	0.78	1.46
Portfolio turnover rate (%)	116	(c)	135	113	85	66	96
Net assets, end of period (in millions)	$226.92		$200.84	$173.22	$134.47	$164.38	$111.01

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.20		$9.44	$8.63	$13.58	$13.77	$12.52

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.11 (a)	0.13 (a)	0.14 (a)	0.12 (a)	0.14
Net realized and unrealized gain (loss) on investments	1.10		0.74	0.80	(4.82)	0.35	2.14

Total from investment operations	1.16		0.85	0.93	(4.68)	0.47	2.28

Less Distributions
Distributions from net investment income	(0.11)		(0.09)	(0.12)	(0.08)	(0.12)	(0.16)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.19)	(0.54)	(0.87)

Total distributions	(0.11)		(0.09)	(0.12)	(0.27)	(0.66)	(1.03)

Net Asset Value, End of Period	$11.25		$10.20	$9.44	$8.63	$13.58	$13.77

Total Return (%)	11.33	(b)	9.00	11.18	(35.04)	3.27	19.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(c)	0.80	0.82	0.87	0.89	0.99
Net ratio of expenses to average net assets (%) (d)	0.77	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.09	(c)	1.18	1.55	1.20	0.87	1.55
Portfolio turnover rate (%)	116	(c)	135	113	85	66	96
Net assets, end of period (in millions)	$56.07		$53.46	$57.45	$60.23	$111.40	$109.92

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$5,568,831	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1.0 billion

Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$985,292,363	$0	$1,771,631,072

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio bought and sold $669,077,366 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $9,289,103 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$20,159,748	$8,287,608	$—	$—	$—	$—	$20,159,748	$8,287,608

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$22,669,188	$—	$244,765,874	$(65,532,165)	$201,902,897

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$45,289,854	$20,242,311	$65,532,165

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 2.26%, 2.15%, and 2.19%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.83%.

MARKET ENVIRONMENT/CONDITIONS

Midway through the first quarter of 2011, economic expectations accelerated sharply, which helped produce a remarkable increase in equity prices. Those trends ended in the face of political uprisings throughout the Middle East and North Africa, the potential for nuclear catastrophe in Japan, and the previously existing concerns over emerging markets. Markets loathe uncertainty, and when uncertainty increases, it is generally met with corrections and higher levels of volatility. Nonetheless, equity market gains during January and February were enough to leave most indices in positive territory for the first quarter.

The second quarter of 2011 began much the same way that the first quarter ended: confidence levels were improving, the economy was recovering, and investors were moving back into equity markets at a sustained pace. That backdrop changed markedly in May and June, however, as concerns grew about rising oil prices, escalating problems related to the European sovereign debt crisis and, above all, a weaker tone to economic growth. In our opinion, some of the weakness in U.S. economic data that occurred over the past couple of months can be attributed to temporary factors. The oil price spike has already receded somewhat and data was also depressed by such factors as flooding in the southern United States and the impact of the natural disasters in Japan that occurred in March. In any case, the soft patch in economic data is real and the pace of growth has slowed to less than what it was last year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the six-month period. The Portfolio’s underperformance relative to the benchmark was attributable to stock selection in the Industrials, Consumer Discretionary, and Information Technology (IT) sectors, which overpowered positive results in the Healthcare and Financials sectors.

Within the Industrials sector, the Portfolio’s investments in the airline industry negatively impacted its performance. Shares of both Delta Air Lines and United Continental Holdings came under pressure as investors began to anticipate the effects of elevated future oil prices on airline profitability. Also within Industrials, employment services firm Manpower Group declined significantly as employment growth struggled to gain positive momentum.

The Consumer Discretionary sector also produced underperformance for the Portfolio during the period, despite positive stock selection in the internet retail industry. General Motors was the most notable detractor, as the company declined 17% during the six-month period. As with the airlines, higher fuel prices presented a challenge for the company. Within the IT sector, the Portfolio’s semiconductor holdings caused underperformance. Cree, a pioneer in energy-efficient LED lighting, fell sharply in January after delivering a disappointing quarterly earnings report due to an inventory buildup in Asia. We have since removed both General Motors and Cree from the Portfolio.

On the positive side, stock selection in the Healthcare and Financials sectors aided relative return comparisons during the period. Cerner, a provider of information technology solutions for the healthcare industry, was among the key individual contributors. The company reported earnings ahead of expectations and raised both their revenue and earnings forecasts for the year. Biotechnology holdings Vertex Pharmaceuticals and Dendreon also contributed positively. In the Financials sector, bond rating agency Moody’s delivered excellent performance during the period, as the company reported financial results for both the fourth quarter of 2010 and the first quarter of 2011 that were much better than expected. The firm has also seen little impact from financial reform legislation.

Due to both relative performance and trading activity, the Portfolio’s weighting in the Healthcare sector increased significantly during the period, at the expense of the Materials and Consumer Discretionary sectors. As of June 30, 2011, the Portfolio held its largest overweights relative to the benchmark in the IT, Healthcare, and Industrials sectors, while holding significant underweights in the Consumer Staples, Materials, and Energy sectors.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	2.26	33.16	6.07	2.51	—
Class B	2.15	32.88	5.80	—	7.44
Class E	2.19	32.98	5.90	2.36	—
Russell 1000 Growth Index	6.83	35.01	5.33	2.24	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	6.1
QUALCOMM, Inc.	4.5
The Boeing Co.	3.3
The Procter & Gamble Co.	3.0
Schlumberger, Ltd.	3.0
Danaher Corp.	2.9
Oracle Corp.	2.8
Amazon.com, Inc.	2.8
The Coca-Cola Co.	2.4
Freeport-McMoRan Copper & Gold, Inc.	2.1

Top Sectors

% of Net Assets
Information Technology	32.9
Consumer Discretionary	16.1
Industrials	16.1
Healthcare	13.7
Energy	8.1
Consumer Staples	6.3
Financials	2.6
Materials	2.1
Telecommunications	2.1

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.73%	$1,000.00	$1,022.60	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.13	$3.66

Class B(a)	Actual	0.98%	$1,000.00	$1,021.50	$4.91
	Hypothetical*	0.98%	$1,000.00	$1,019.87	$4.91

Class E(a)	Actual	0.88%	$1,000.00	$1,021.90	$4.41
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.1%
General Dynamics Corp.	366,200	$27,289,224
Precision Castparts Corp. (a)	126,700	20,861,155
The Boeing Co.	767,500	56,741,274

		104,891,653

Air Freight & Logistics—1.7%
United Parcel Service, Inc. (Class B)	403,800	29,449,134

Airlines—1.2%
Delta Air Lines, Inc. (b)	633,697	5,811,002
United Continental Holdings, Inc. (a) (b)	686,800	15,542,284

		21,353,286

Auto Components—2.0%
BorgWarner, Inc. (a) (b)	195,800	15,818,682
Johnson Controls, Inc.	428,400	17,847,144

		33,665,826

Automobiles—1.5%
Ford Motor Co. (a) (b)	1,256,300	17,324,377
Tesla Motors, Inc. (a) (b)	284,100	8,275,833

		25,600,210

Beverages—2.4%
The Coca-Cola Co.	611,497	41,147,633

Biotechnology—3.2%
Biogen Idec, Inc. (b)	176,156	18,834,600
Dendreon Corp. (a) (b)	710,400	28,018,176
Vertex Pharmaceuticals, Inc. (b)	171,354	8,908,694

		55,761,470

Capital Markets—1.1%
Jefferies Group, Inc. (a)	901,300	18,386,520

Communications Equipment—6.8%
Acme Packet, Inc. (a) (b)	83,600	5,862,868
Alcatel-Lucent (ADR) (a) (b)	3,459,400	19,960,738
Juniper Networks, Inc. (b)	473,200	14,905,800
QUALCOMM, Inc.	1,348,000	76,552,920

		117,282,326

Computers & Peripherals—8.1%
Apple, Inc. (b)	314,417	105,540,354
NetApp, Inc. (a) (b)	642,800	33,926,984

		139,467,338

Diversified Consumer Services—0.5%
Apollo Group, Inc. (Class A) (b)	184,700	8,067,696

Diversified Financial Services—1.5%
Moody’s Corp. (a)	671,800	25,763,530

Security Description	Shares	Value*

Diversified Telecommunication Services—1.3%
Verizon Communications, Inc.	603,800	$22,479,474

Energy Equipment & Services—4.4%
Halliburton Co.	470,800	24,010,800
Schlumberger, Ltd.	589,593	50,940,835

		74,951,635

Food & Staples Retailing—0.8%
Whole Foods Market, Inc. (a)	222,400	14,111,280

Health Care Providers & Services—4.1%
AmerisourceBergen Corp.	485,200	20,087,280
Express Scripts, Inc. (b)	533,800	28,814,524
Lincare Holdings, Inc. (a)	709,799	20,775,817

		69,677,621

Health Care Technology—1.5%
Cerner Corp. (a) (b)	432,200	26,411,742

Hotels, Restaurants & Leisure—3.9%
Las Vegas Sands Corp. (a) (b)	621,180	26,220,008
Starbucks Corp.	658,700	26,012,063
Starwood Hotels & Resorts Worldwide, Inc.	265,710	14,890,388

		67,122,459

Household Durables—1.1%
Stanley Black & Decker, Inc.	271,300	19,547,165

Household Products—3.0%
The Procter & Gamble Co.	804,900	51,167,493

Internet & Catalog Retail—2.8%
Amazon.com, Inc. (b)	232,778	47,600,773

Internet Software & Services—1.6%
Google, Inc. (Class A) (b)	54,055	27,372,371

IT Services—4.0%
Accenture plc	349,100	21,092,622
Cognizant Technology Solutions Corp. (Class A) (b)	287,000	21,048,580
International Business Machines Corp.	77,200	13,243,660
VeriFone Systems, Inc. (b)	300,000	13,305,000

		68,689,862

Life Sciences Tools & Services—2.3%
Covance, Inc. (b)	373,289	22,162,168
Thermo Fisher Scientific, Inc. (b)	269,700	17,365,983

		39,528,151

Machinery—4.6%
Caterpillar, Inc. (a)	164,700	17,533,962
Danaher Corp.	930,200	49,291,298

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Terex Corp. (a)	435,700	$12,395,665

		79,220,925

Media—2.5%
The Walt Disney Co.	336,355	13,131,299
Viacom, Inc. (Class B)	573,200	29,233,200

		42,364,499

Metals & Mining—2.1%
Freeport-McMoRan Copper & Gold, Inc.	694,250	36,725,825

Oil, Gas & Consumable Fuels—3.7%
Alpha Natural Resources, Inc. (b)	422,790	19,211,578
Anadarko Petroleum Corp.	467,100	35,854,596
Exxon Mobil Corp.	104,000	8,463,520

		63,529,694

Pharmaceuticals—2.4%
Allergan, Inc. (a)	276,400	23,010,300
Johnson & Johnson	269,500	17,927,140

		40,937,440

Professional Services—1.1%
Manpower, Inc. (a)	351,600	18,863,340

Semiconductors & Semiconductor Equipment—2.3%
Altera Corp. (a)	280,200	12,987,270
Broadcom Corp.	336,931	11,334,359
Micron Technology, Inc. (a) (b)	2,110,800	15,788,784

		40,110,413

Software—9.6%
Check Point Software Technologies, Ltd. (a) (b)	610,920	34,730,802
Oracle Corp.	1,446,800	47,614,188
Red Hat, Inc. (b)	565,300	25,947,270
Salesforce.com, Inc. (a) (b)	234,958	35,004,043
VMware, Inc. (b)	222,700	22,321,221

		165,617,524

Specialty Retail—2.6%
Home Depot, Inc. (a)	713,200	25,832,104
Tiffany & Co. (a)	234,500	18,412,940

		44,245,044

Security Description	Shares/Par Amount	Value*

Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc.	66,600	$4,257,738

Wireless Telecommunication Services—0.8%
MetroPCS Communications, Inc. (b)	751,800	12,938,478

Total Common Stock (Identified Cost $1,568,736,256)		1,698,307,568

Short Term Investments—8.5%

Mutual Funds—7.5%
State Street Navigator Securities Lending Prime Portfolio (c)	128,925,882	128,925,882

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $17,890,005 on 07/01/11, collateralized by $18,840,000 Federal Home Loan Mortgage Corp. due 11/10/20 with a value of $18,251,250.	$17,890,000	17,890,000

Total Short Term Investments (Identified Cost $146,815,882)		146,815,882

Total Investments—107.4% (Identified Cost $1,715,552,138) (d)		1,845,123,450
Liabilities in excess of other assets		(127,766,668)

Net Assets—100.0%		$1,717,356,782

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $126,685,980 and the collateral received consisted of cash in the amount of $128,925,882. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,715,552,138. The aggregate unrealized appreciation and depreciation of investments was $160,735,639 and $(31,164,327), respectively, resulting in net unrealized appreciation of $129,571,312 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,698,307,568	$—	$—	$1,698,307,568
Short Term Investments
Mutual Funds	128,925,882	—	—	128,925,882
Repurchase Agreement	—	17,890,000	—	17,890,000
Total Short Term Investments	128,925,882	17,890,000	—	146,815,882
Total Investments	$1,827,233,450	$17,890,000	$—	$1,845,123,450

*	See Schedule of Investments for additional detailed categorizations.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,845,123,450
Cash		360
Receivable for:
Securities sold		22,140,564
Fund shares sold		798,472
Accrued interest and dividends		912,061
Foreign taxes		3,036

Total Assets		1,868,977,943
Liabilities
Payable for:
Securities purchased	$20,501,835
Fund shares redeemed	956,193
Collateral for securities loaned	128,925,882
Accrued expenses:
Management fees	945,245
Distribution and service fees	40,922
Deferred directors’ fees	38,943
Other expenses	212,141

Total Liabilities		151,621,161

Net Assets		$1,717,356,782

Net assets consists of:
Paid in surplus		$1,821,944,974
Undistributed net investment income		1,337,660
Accumulated net realized losses		(235,497,164)
Unrealized appreciation on investments		129,571,312

Net Assets		$1,717,356,782

Net Assets
Class A		$1,491,264,246
Class B		175,102,596
Class E		50,989,940

Capital Shares (Authorized) Outstanding
Class A (75,000,000)		53,221,713
Class B (10,000,000)		6,353,556
Class E (5,000,000)		1,834,801

Net Asset Value, Offering and Redemption Price Per Share
Class A		$28.02
Class B		27.56
Class E		27.79

(a)	Identified cost of investments was $1,715,552,138.
(b)	Includes securities on loan with a value of $126,685,980.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends		$5,657,181
Interest (a)		51,674

		5,708,855
Expenses
Management fees	$4,090,481
Distribution and service fees—Class B	205,162
Distribution and service fees—Class E	39,280
Directors’ fees and expenses	24,820
Custodian and accounting	48,599
Audit and tax services	16,626
Legal	8,536
Shareholder reporting	58,771
Insurance	4,513
Miscellaneous	6,329

Total expenses	4,503,117
Less broker commission recapture	(100,470)
Management fee waivers	(76,082)	4,326,565

Net Investment Income		1,382,290

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	66,126,177
Futures contracts	3,820	66,129,997

Net change in unrealized depreciation on:
Investments		(85,095,166)

Net realized and unrealized loss		(18,965,169)

Net Decrease in Net Assets From Operations		$(17,582,879)

(a)	Includes net income on securities loaned of $50,750.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,382,290	$1,375,171
Net realized gain	66,129,997	65,142,524
Net change in unrealized appreciation (depreciation)	(85,095,166)	73,963,330

Increase (decrease) in net assets from operations	(17,582,879)	140,481,025

From Distributions to Shareholders
Net investment income
Class A	(1,156,892)	(1,429,773)
Class B	0	(35,058)
Class E	(30,253)	(52,095)

Total distributions	(1,187,145)	(1,516,926)

Increase (decrease) in net assets from capital share transactions	889,153,243	(85,910,451)

Total increase in net assets	870,383,219	53,053,648

Net Assets
Beginning of the period	846,973,563	793,919,915

End of the period	$1,717,356,782	$846,973,563

Undistributed Net Investment Income
End of the period	$1,337,660	$1,142,515

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	32,665,292	$951,286,557	1,369,870	$32,384,867
Reinvestments	40,366	1,156,892	58,263	1,429,773
Redemptions	(3,150,861)	(88,386,488)	(5,335,721)	(125,732,313)

Net increase (decrease)	29,554,797	$864,056,961	(3,907,588)	$(91,917,673)

Class B
Sales	1,379,324	$38,100,630	1,479,587	$35,180,941
Reinvestments	0	0	1,451	35,058
Redemptions	(413,727)	(11,380,806)	(1,047,180)	(23,699,200)

Net increase	965,597	$26,719,824	433,858	$11,516,799

Class E
Sales	175,505	$5,272,788	242,763	$5,796,948
Reinvestments	1,064	30,253	2,139	52,095
Redemptions	(248,914)	(6,926,583)	(480,820)	(11,358,620)

Net decrease	(72,345)	$(1,623,542)	(235,918)	$(5,509,577)

Increase (decrease) derived from capital share transactions		$889,153,243		$(85,910,451)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$27.45		$22.96		$16.91	$26.74	$22.57		$21.70

Income (Loss) from Investment Operations
Net investment income	0.04	(a)	0.05	(a)	0.08 (a)	0.10 (a)	0.09	(a)	0.06
Net realized and unrealized gain (loss) on investments	0.58		4.49		6.10	(9.83)	4.13		0.84

Total from investment operations	0.62		4.54		6.18	(9.73)	4.22		0.90

Less Distributions
Distributions from net investment income	(0.05)		(0.05)		(0.13)	(0.10)	(0.05)		(0.03)

Total distributions	(0.05)		(0.05)		(0.13)	(0.10)	(0.05)		(0.03)

Net Asset Value, End of Period	$28.02		$27.45		$22.96	$16.91	$26.74		$22.57

Total Return (%)	2.26	(b)	19.82		36.79	(36.51)	18.72		4.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(c)	0.77		0.83	0.78	0.79		0.81
Net ratio of expenses to average net assets (%) (d)	0.73	(c)	0.75		0.82	N/A	N/A		N/A
Ratio of net investment income to average net assets (%)	0.29	(c)	0.23		0.42	0.44	0.37		0.24
Portfolio turnover rate (%)	73	(c)	72		84	74	99		104
Net assets, end of period (in millions)	$1,491.26		$649.68		$633.21	$209.25	$390.69		$401.40

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$26.99		$22.59		$16.61	$26.28	$22.19		$21.36

Income (Loss) from Investment Operations
Net investment income (loss)	0.00	(a)(e)	(0.01	) (a)	0.03 (a)	0.05 (a)	0.03	(a)	0.00
Net realized and unrealized gain (loss) on investments	0.57		4.42		6.01	(9.68)	4.06		0.83

Total from investment operations	0.57		4.41		6.04	(9.63)	4.09		0.83

Less Distributions
Distributions from net investment income	0.00		(0.01)		(0.06)	(0.04)	0.00		0.00

Total distributions	0.00		(0.01)		(0.06)	(0.04)	0.00		0.00

Net Asset Value, End of Period	$27.56		$26.99		$22.59	$16.61	$26.28		$22.19

Total Return (%)	2.15	(b)	19.47		36.50	(36.69)	18.43		3.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(c)	1.02		1.08	1.03	1.04		1.06
Net ratio of expenses to average net assets (%) (d)	0.98	(c)	1.00		1.07	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets (%)	0.01	(c)	(0.03)		0.18	0.22	0.12		0.00
Portfolio turnover rate (%)	73	(c)	72		84	74	99		104
Net assets, end of period (in millions)	$175.10		$145.40		$111.90	$63.61	$71.84		$43.33

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.21		$22.77	$16.75	$26.50	$22.37	$21.51

Income (Loss) from Investment Operations
Net investment income	0.01	(a)	0.02 (a)	0.05 (a)	0.07 (a)	0.05 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.59		4.45	6.06	(9.75)	4.10	0.84

Total from investment operations	0.60		4.47	6.11	(9.68)	4.15	0.86

Less Distributions
Distributions from net investment income	(0.02)		(0.03)	(0.09)	(0.07)	(0.02)	0.00

Total distributions	(0.02)		(0.03)	(0.09)	(0.07)	(0.02)	0.00

Net Asset Value, End of Period	$27.79		$27.21	$22.77	$16.75	$26.50	$22.37

Total Return (%)	2.19	(b)	19.62	36.62	(36.63)	18.54	4.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(c)	0.92	0.98	0.93	0.94	0.96
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.90	0.97	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.10	(c)	0.07	0.28	0.30	0.22	0.09
Portfolio turnover rate (%)	73	(c)	72	84	74	99	104
Net assets, end of period (in millions)	$50.99		$51.90	$48.80	$30.60	$50.05	$43.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$4,090,481	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.025%	Over $300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,324,556,286	$0	$448,911,572

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and sold $435,361,988 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $3,820 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$1,516,926	$1,910,077	$—	$—	$—	$—	$1,516,926	$1,910,077

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$1,178,806	$—	$212,002,972	$(298,963,655)	$(85,781,877)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$96,840,232	$155,558,760	$46,564,663	$298,963,655

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements

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Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%; respectively, compared to its benchmark, the Bank of America/Merrill Lynch U.S. 3-Month Treasury Bill Index1, which returned 0.08%. Each class continues to waive its applicable 12b-1 fees along with a portion of the advisory fees and had no measurable performance during the period.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the Federal Funds Rate between 0.00% and 0.25% during the first half of 2011, and continued to use language stating that economic conditions are likely to warrant “exceptionally low levels of the federal funds rate for an extended period.” In the release accompanying the last meeting of the period on June 22, the FOMC indicated that the “economic recovery is continuing at a moderate pace, though somewhat more slowly than anticipated.” The FOMC attributed this unexpected weakness to temporary factors, including the “damping effect of higher food and energy prices on consumer purchasing power and spending as well as supply chain disruptions associated with the tragic events in Japan.” The FOMC also noted that while they had completed the purchase of $600 billion in securities under the Large Scale Asset Purchase Program, they would continue the existing policy of reinvesting principal payments from the Federal Reserve’s security holdings, thereby maintaining its balance sheet at its current size.

In early June, concern about sovereign risk in certain peripheral countries within Europe contributed to an increase in financial market volatility. In response, the European Central Bank (ECB) extended the expiration of its longer-term refinancing operations to September 2011. This facility acts as source of contingent, full-allotment three-month refinancing for banks. Later in the month, the Federal Reserve extended the expiration of its U.S. dollar liquidity swap facilities with the ECB, the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012, to maintain liquidity conditions.

Over the six-month period, London Interbank Offered Rate (LIBOR) settings tightened by 5 to 8 basis points across the curve while the LIBOR curve steepened to 55 basis points from 52 basis points at the beginning of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the six-month period, with a bias toward the shorter end of that range given the possibility of increased market volatility and wider credit spreads. Available assets were primarily deployed in commercial paper and certificates of deposit due in approximately 30 to 180 days. Yields on investments made during the year ranged widely from 0.12% to 0.54%. Given periodic market volatility, the Portfolio continued to add U.S. Treasury securities and agency discount notes across various tenors to attempt to augment the quality, liquidity, and diversity of the Portfolio. Such obligations were purchased with maturities of about 50 to 280 days at yields of 0.12% to 0.26%, and comprised about 15% of the Portfolio as of June 30, 2011.

The average weighted maturity of the Portfolio stood at 37 days on June 30, 2011.

BlackRock Liquidity Team

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A (a)	Actual	0.27%	$1,000.00	$1,000.00	$1.34
	Hypothetical*	0.27%	$1,000.00	$1,023.43	$1.35

Class B (a)	Actual	0.27%	$1,000.00	$1,000.00	$1.34
	Hypothetical*	0.27%	$1,000.00	$1,023.43	$1.35

Class E (a)	Actual	0.27%	$1,000.00	$1,000.00	$1.34
	Hypothetical*	0.27%	$1,000.00	$1,023.43	$1.35

*   Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 3 to the Financial Statements.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Commercial Paper—51.0% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—24.3%
Antalis U.S. Funding Corp. 0.253%, 08/05/11	$30,000,000	$29,992,709
0.264%, 09/07/11	11,000,000	10,994,598
Atlantic Assets Securitization, LLC 0.203%, 08/09/11	25,000,000	24,994,583
Bryant Park Funding, LLC 0.132%, 07/05/11	16,000,000	15,999,769
Chariot Funding, LLC 0.132%, 07/21/11	16,523,000	16,521,807
Jupiter Securitization Co., LLC 0.172%, 09/27/11	10,000,000	9,995,845
LMA Americas, LLC 0.223%, 08/24/11	12,000,000	11,996,040
0.253%, 08/30/11	25,000,000	24,989,583
Manhattan Asset Funding Co., LLC 0.243%, 07/18/11	15,000,000	14,998,300
Mont Blanc Capital Corp. 0.122%, 07/05/11	50,000,000	49,999,333
0.122%, 07/07/11	25,000,000	24,999,500
Nieuw Amsterdam Receivables Corp. 0.122%, 07/06/11	25,000,000	24,999,583
0.193%, 09/01/11	8,000,000	7,997,382
0.203%, 09/02/11	20,000,000	19,993,000
Regency Markets No. 1, LLC 0.132%, 07/01/11	51,999,000	51,999,000
Thames Asset Global Securitization 0.223%, 07/18/11	20,000,000	19,997,922
Thunder Bay Funding, LLC 0.132%, 07/25/11	35,000,000	34,996,967
Variable Funding Capital Co., LLC 0.253%, 07/05/11	27,000,000	26,999,250
0.172%, 09/15/11	15,000,000	14,994,617
Victory Receivables Corp. 0.203%, 08/09/11	10,019,000	10,016,829
Windmill Funding Corp. 0.193%, 08/29/11	10,000,000	9,996,886

		457,473,503

Asset Backed - Other—11.2%
Argento Variable Funding Co., LLC 0.223%, 08/25/11	9,000,000	8,996,975
Atlantis One Funding Corp. 0.146%, 07/07/11	18,000,000	17,999,569
Cancara Asset Securitization, LLC 0.233%, 09/14/11	20,000,000	19,990,417
Fairway Finance Co., LLC 0.142%, 08/12/11	18,451,000	18,447,986
Kells Funding, LLC 0.361%, 02/10/12 (a)	17,000,000	17,000,000
Scaldis Capital, LLC 0.253%, 07/13/11	16,789,000	16,787,601
0.253%, 08/05/11	33,000,000	32,991,979
Solitaire Funding, Ltd. 0.122%, 07/07/11	62,994,000	62,992,740
0.223%, 08/25/11	12,000,000	11,995,967
0.264%, 09/06/11	4,000,000	3,998,064

		211,201,298

Security Description	Par Amount	Value*

Commercial Banks—7.6%
Bank of Nova Scotia 0.041%, 07/06/11	$42,000,000	$41,999,766
Barclays Bank plc 0.274%, 07/15/11	8,000,000	7,999,160
Credit Agricole North America, Inc. 0.243%, 08/04/11	8,000,000	7,998,187
Mizuho Funding, LLC 0.142%, 07/05/11	15,000,000	14,999,767
0.253%, 09/16/11	30,000,000	29,983,958
NRW Bank 0.213%, 09/27/11	7,000,000	6,996,407
Sumitomo Mitsui Banking Corp. 0.152%, 07/05/11	15,000,000	14,999,750
0.284%, 08/19/11	7,000,000	6,997,332
Westpac Securities NZ, Ltd. 0.213%, 08/19/11	10,000,000	9,997,142

		141,971,469

Diversified Financial Services—5.2%
BNP Paribas Finance, Inc. 0.324%, 08/18/11	10,000,000	9,995,733
Deutsche Bank Financial, LLC 0.203%, 10/03/11	15,000,000	14,992,167
ING U.S. Funding, LLC 0.304%, 11/10/11	13,000,000	12,985,700
JPMorgan Chase & Co. 0.219%, 03/16/12 (a)	11,000,000	11,000,000
Natexis Banques Populaires Group 0.294%, 07/15/11	12,000,000	11,998,647
Novartis Finance Corp. 0.264%, 08/12/11	21,000,000	20,993,630
Societe Generale North America, Inc. 0.264%, 09/01/11	15,000,000	14,993,283

		96,959,160

Yankee—2.7%
BPCE S.A. 0.304%, 07/13/11	10,000,000	9,999,000
0.253%, 08/16/11	26,606,000	26,597,501
0.294%, 08/29/11	6,000,000	5,997,148
0.264%, 09/15/11	8,000,000	7,995,609

		50,589,258

Total Commercial Paper (Identified Cost $958,194,688)		958,194,688

Certificate of Deposit—33.6%

Commercial Banks—18.7%
Bank of Montreal 0.239%, 08/29/11 (a)	8,000,000	8,000,000
0.269%, 01/25/12 (a)	15,000,000	15,000,000
Bank of Nova Scotia 0.203%, 09/30/11	15,000,000	15,000,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Certificate of Deposit—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Canadian Imperial Bank 0.239%, 07/18/11 (a)	$8,000,000	$8,000,000
Commonwealth Bank of Australia 0.329%, 10/06/11 (a)	10,000,000	9,999,695
Credit Agricole CIB 0.264%, 09/02/11	20,000,000	20,000,000
JPMorgan Chase Bank N.A. 0.308%, 07/17/12 (a)	21,190,000	21,190,000
Mizuho Corporate Bank, Ltd. 0.284%, 08/04/11	10,000,000	10,000,000
0.279%, 08/12/11	15,000,000	15,000,088
Rabobank Nederland NV 0.281%, 09/15/11 (a)	15,000,000	15,000,000
0.345%, 10/05/11	26,000,000	26,000,000
RBC Royal Bank 0.253%, 10/14/11 (a)	17,000,000	17,000,000
0.253%, 11/10/11 (a)	10,000,000	10,000,000
0.258%, 02/29/12 (a)	19,000,000	19,000,000
Royal Bank of Scotland plc 0.527%, 09/19/11	33,500,000	33,500,000
Sumitomo Mitsui Banking Corp. 0.172%, 07/05/11	20,000,000	20,000,000
0.142%, 07/07/11	10,000,000	10,000,000
0.304%, 08/04/11	15,000,000	15,000,000
TD Bank Financial Group 0.335%, 09/06/11	11,900,000	11,900,000
Westpac Banking Corp. 0.269%, 11/04/11 (a)	10,000,000	10,000,000
0.274%, 01/06/12 (a)	20,000,000	20,000,000
0.324%, 01/13/12 (a)	21,500,000	21,500,000

		351,089,783

Diversified Financial Services—10.9%
BNP Paribas S.A. 0.365%, 08/05/11	11,000,000	11,000,000
0.335%, 09/01/11	18,000,000	18,000,000
0.319%, 09/02/11	8,000,000	8,000,000
Deutsche Bank AG 0.274%, 07/01/11	15,000,000	15,000,000
0.264%, 08/04/11 (a)	17,500,000	17,500,000
0.314%, 10/03/11	14,000,000	14,000,000
Lloyds TSB Bank plc 0.324%, 08/08/11	8,000,000	8,000,000
0.304%, 09/12/11	8,000,000	8,000,000
0.366%, 02/14/12 (a)	20,530,000	20,530,000
Natixis Global Asset Management 0.345%, 07/08/11	14,905,000	14,905,000
Societe Generale 0.243%, 08/24/11	7,000,000	7,000,000
0.272%, 05/08/12 (a)	4,000,000	4,000,000
0.262%, 05/23/12 (a)	5,000,000	5,000,000
UBS Finance, LLC 0.359%, 10/04/11 (a)	18,395,000	18,395,000
0.359%, 10/11/11 (a)	20,755,000	20,755,000
0.234%, 11/10/11 (a)	15,000,000	15,000,000

		205,085,000

Security Description	Par Amount	Value*

Yankee—4.0%
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.101%, 07/07/11	$40,000,000	$40,000,000
0.284%, 08/18/11	15,000,000	15,000,000
0.284%, 08/26/11	15,000,000	15,000,000

National Australia Bank, Ltd. 0.283%, 02/10/12 (a)	6,000,000	6,000,000

		76,000,000

Total Certificate of Deposit (Identified Cost $632,174,783)		632,174,783

U.S. Treasury & Government Agencies—15.7%

Federal Agencies—8.2%
Federal Home Loan Bank 0.281%, 10/06/11 (a)	20,000,000	19,997,840
Federal Home Loan Mortgage Corp. 0.193%, 08/30/11	10,000,000	9,996,833
0.188%, 12/29/11 (a)	19,000,000	18,995,242
0.188%, 02/16/12 (a)	15,000,000	14,996,191
0.203%, 04/03/12 (a)	20,000,000	19,993,841
0.193%, 11/02/12 (a)	15,000,000	14,987,804
0.284%, 01/24/13 (a)	10,500,000	10,493,360
Federal National Mortgage Association 0.198%, 07/26/12 (a)	20,000,000	19,995,721
0.239%, 08/23/12 (a)	15,000,000	14,994,774
0.239%, 12/20/12 (a)	10,000,000	9,997,016

		154,448,622

U.S. Treasury—7.5%
U.S. Treasury Bills 0.203%, 07/07/11	15,000,000	14,999,500
0.207%, 07/28/11	20,000,000	19,996,933
0.269%, 09/22/11	15,000,000	14,990,835
0.175%, 09/29/11	25,000,000	24,989,206
U.S. Treasury Notes 0.283%, 09/30/11	20,000,000	20,209,662
0.229%, 10/31/11	15,000,000	15,038,248
0.240%, 10/31/11	15,000,000	15,217,952
0.124%, 02/29/12	15,000,000	15,445,768

		140,888,104

Total U.S. Treasury & Government Agencies (Identified Cost $295,336,726)		295,336,726

Total Investments—100.3% (Identified Cost $1,885,706,197) (b)		1,885,706,197
Liabilities in excess of other assets		(4,739,426)

Net Assets 100.0%		$1,880,966,771

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(b)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,885,706,197.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Commercial Paper*	$—	$958,194,688	$—	$958,194,688
Total Certificate of Deposit*	—	632,174,783	—	632,174,783
Total U.S. Treasury & Government Agencies*	—	295,336,726	—	295,336,726
Total Investments	$—	$1,885,706,197	$—	$1,885,706,197

*	See Schedule of Investments for additional detailed categorizations.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at amortized cost		$1,885,706,197
Cash		302
Receivable for:
Fund shares sold		2,738,519
Accrued interest and dividends		934,825

Total Assets		1,889,379,843
Liabilities
Payable for:
Fund shares redeemed	$7,962,542
Accrued expenses:
Management fees	338,277
Deferred directors’ fees	36,651
Other expenses	75,602

Total Liabilities		8,413,072

Net Assets		$1,880,966,771

Net assets consists of:
Paid in surplus		$1,880,966,771

Net Assets		$1,880,966,771

Net Assets
Class A		$686,085,682
Class B		814,466,426
Class E		380,414,663

Capital Shares (Authorized) Outstanding
Class A (21,500,000)		6,860,834
Class B (17,500,000)		8,144,692
Class E (10,000,000)		3,804,147

Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Interest		$2,556,576

Expenses
Management fees	$3,068,666
Distribution and service fees—Class B	989,064
Distribution and service fees—Class E	294,536
Directors’ fees and expenses	24,547
Custodian and accounting	68,432
Audit and tax services	16,626
Legal	9,840
Shareholder reporting	56,587
Insurance	13,632
Miscellaneous	14,721

Total expenses	4,556,651
Distribution and service fee waivers	(1,283,600)
Management fee waivers	(716,475)	2,556,576

Net Investment Income		$0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$0	$81,636

Increase in net assets from operations	0	81,636

From Distributions to Shareholders
Net investment income
Class A	0	(81,636)

Total distributions	0	(81,636)

Decrease in net assets from capital share transactions	(34,526,826)	(111,193,294)

Total decrease in net assets	(34,526,826)	(111,193,294)

Net Assets
Beginning of the period	1,915,493,597	2,026,686,891

End of the period	$1,880,966,771	$1,915,493,597

Undistributed Net Investment Income
End of the period	$0	$(32,342)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,009,687	$200,968,649	3,968,915	$396,892,254
Reinvestments	0	0	801	81,636
Redemptions	(2,277,991)	(227,799,068)	(7,078,811)	(707,881,040)

Net decrease	(268,304)	$(26,830,419)	(3,109,095)	$(310,907,150)

Class B
Sales	3,684,535	$368,453,518	6,192,986	$619,295,883
Redemptions	(3,476,159)	(347,615,875)	(8,185,722)	(818,572,237)

Net increase (decrease)	208,376	$20,837,643	(1,992,736)	$(199,276,354)

Class E
Sales	1,413,954	$141,395,389	5,948,394	$594,839,360
Redemptions	(1,699,294)	(169,929,439)	(1,958,492)	(195,849,150)

Net increase (decrease)	(285,340)	$(28,534,050)	3,989,902	$398,990,210

Decrease derived from capital share transactions		$(34,526,826)		$(111,193,294)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.01	0.42	2.82	4.95	4.70

Total from investment operations	0.00		0.01	0.42	2.82	4.95	4.70

Less Distributions
Distributions from net investment income	0.00		(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Total distributions	0.00		(0.01)	(0.42)	(2.82)	(4.95)	(4.70)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(a)	0.01	0.42	2.85	5.07	4.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	(b)	0.34	0.37	0.34	0.40	0.38
Net ratio of expenses to average net assets (%) (c)	0.27	(b)	0.30	0.36	0.34	0.40	N/A
Ratio of net investment income to average net assets (%)	0.00	(b)	0.01	0.45	2.79	4.97	4.79
Net assets, end of period (in millions)	$686.09		$712.92	$1,023.82	$1,228.99	$1,128.41	$875.43

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.00	0.25	2.57	4.70	4.45

Total from investment operations	0.00		0.00	0.25	2.57	4.70	4.45

Less Distributions
Distributions from net investment income	0.00		0.00	(0.25)	(2.57)	(4.70)	(4.45)

Total distributions	0.00		0.00	(0.25)	(2.57)	(4.70)	(4.45)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(a)	0.00	0.25	2.60	4.80	4.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(b)	0.59	0.62	0.59	0.65	0.63
Net ratio of expenses to average net assets (%) (c)	0.27	(b)	0.31	0.54	0.59	0.65	N/A
Ratio of net investment income to average net assets (%)	0.00	(b)	0.00	0.26	2.45	4.71	4.50
Net assets, end of period (in millions)	$814.47		$793.63	$992.91	$1,097.18	$496.23	$394.26

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.00	0.31	2.67	4.80	4.55

Total from investment operations	0.00		0.00	0.31	2.67	4.80	4.55

Less Distributions
Distributions from net investment income	0.00		0.00	(0.31)	(2.67)	(4.80)	(4.55)

Total distributions	0.00		0.00	(0.31)	(2.67)	(4.80)	(4.55)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.00	(a)	0.00	0.30	2.70	4.91	4.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(b)	0.51	0.52	0.49	0.55	0.53
Net ratio of expenses to average net assets (%) (c)	0.27	(b)	0.34	0.48	0.49	0.55	N/A
Ratio of net investment income to average net assets (%)	0.00	(b)	0.00	0.35	2.64	4.81	4.57
Net assets, end of period (in millions)	$380.41		$408.95	$9.96	$12.39	$11.20	$10.14

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution & service fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“the Adviser” or “MetLife Advisers”) of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$3,068,666	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average daily net assets
0.025%	Of the first $1.0 billion

For the period May 1, 2010 through April 30, 2011, an identical expense agreement was in place. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to Distribution and Service (“12b-1”) expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2011, $1,283,600 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $989,064 and Class E shares waived $294,536.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$81,636	$8,245,003	$—	$45,665	$—	$—	$81,636	$8,290,668

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,555	$—	$—	$—	$17,555

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryovers.

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

6.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

7.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-13

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-14

Metropolitan Series Portfolio, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 2.53%, 2.46%, and 2.48%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

MARKET ENVIRONMENT/CONDITIONS

Every sector within the S&P 500 Index, except for Financials, delivered positive returns over the six-month period. The sectors within the Index that turned in the strongest performance over the six-month period were Health Care and Energy. The sectors within the Index that turned in the weakest performance were Financials and Information Technology.

PORTFOLIO REVIEW/CURRENT POSITIONING

Materials companies were the most significant detractors from absolute and relative performance during the period. The Portfolio’s holdings in the Materials sector underperformed the corresponding sector within the Index (down 15% versus up 4% for the Index) and had a higher relative average weighting (8% versus 4% for the Index). Sino-Forest (Canada) was the single most important detractor from performance. Listed in Toronto but operating predominantly in mainland China, Sino-Forest is a commercial timber plantation manager that enters into long-term leases with Chinese provincial cooperatives and obtains the rights to harvest, sell, and replant trees. Sino-Forest became the target of a short seller that accused Sino-Forest of fraud. The Portfolio continued to own Sino-Forest at period end and Davis Advisers’ portfolio managers continued to monitor and evaluate the situation.

Energy companies were also significant detractors from performance relative to the Index. The Portfolio’s holdings in the Energy sector underperformed the corresponding sector within the Index (up 2% versus up 11% for the Index) but had a higher relative average weighting (15% versus 13% for the Index) in this stronger performing sector. EOG Resources and Occidental Petroleum were among the largest contributors to performance. OGX Petroleo e Gas Participacoes (Brazil) and Canadian National Resources (Canada) were among the most important detractors from performance.

Consumer Staples companies were the most important contributor to performance, both on an absolute basis and relative to the Index. The Portfolio’s holdings in the Consumer Staples sector outperformed the corresponding sector within the Index (up 10% versus up 8% for the Index) and had a higher relative average weighting (15% versus 10% for the Index). Costco Wholesale and CVS Caremark were among the most important contributors to performance.

Health Care companies were the second most important contributor to absolute performance but lagged relative to the Index. The Portfolio’s holdings in Health Care companies underperformed the corresponding sector within the Index (up 10% versus up 14% for the Index) but had a higher relative average weighting (13% versus 11% for the Index) in this stronger performing sector. Roche Holding (Switzerland) and Pfizer were among the most important contributors to performance.

Other important contributors to performance included American Express and Iron Mountain. Other important detractors from performance included Bank of New York Mellon and Wells Fargo.

The Portfolio ended the six-month period with approximately 17% of its net assets invested in foreign companies (including American Depositary Receipts). As a whole, these companies underperformed the domestic companies held by the Portfolio.

As of June 30, 2011, one company had dropped out of the Portfolio’s top 10 holdings from December 31, 2010. Canadian Natural Resources was replaced by Merck.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	2.53	23.81	1.37	3.65	—
Class B	2.46	23.51	1.12	—	6.29
Class E	2.48	23.63	1.22	3.49	—
S&P 500 Index	6.02	30.69	2.94	2.72	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B and Class E shares are 10/31/94, 7/30/02 and 2/20/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
American Express Co.	4.6
Costco Wholesale Corp.	4.4
The Bank of New York Mellon Corp.	4.3
Occidental Petroleum Corp.	3.9
Wells Fargo & Co.	3.9
CVS Caremark Corp.	3.8
EOG Resources, Inc.	3.4
Loews Corp.	3.2
Devon Energy Corp.	3.1
Merck & Co., Inc.	2.9

Top Sectors

% of Net Assets
Financials	26.5
Consumer Staples	15.9
Energy	14.6
Health Care	12.4
Materials	7.8
Information Technology	6.5
Industrials	5.6
Consumer Discretionary	5.5
Cash & Equivalents	4.6
Telecommunications	0.5

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.68%	$1,000.00	$1,025.30	$3.41
	Hypothetical*	0.68%	$1,000.00	$1,021.38	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,024.60	$4.67
	Hypothetical*	0.93%	$1,000.00	$1,020.12	$4.66

Class E(a)	Actual	0.83%	$1,000.00	$1,024.80	$4.17
	Hypothetical*	0.83%	$1,000.00	$1,020.62	$4.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—95.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
Lockheed Martin Corp. (a)	358,571	$29,033,494

Automobiles—0.8%
Harley-Davidson, Inc.	795,770	32,602,697

Beverages—4.4%
Diageo plc (ADR)	532,988	43,635,728
Heineken Holding NV(EUR)	965,866	49,501,418
The Coca-Cola Co.	1,200,410	80,775,589

		173,912,735

Capital Markets—6.8%
Ameriprise Financial, Inc.	613,896	35,409,521
GAM Holding, Ltd.(CHF)	105,329	1,727,072
Julius Baer Group, Ltd.(CHF)	1,036,544	42,754,361
The Bank of New York Mellon Corp.	6,649,394	170,357,473
The Charles Schwab Corp.	124,000	2,039,800
The Goldman Sachs Group, Inc.	128,130	17,052,822

		269,341,049

Chemicals—3.2%
Air Products & Chemicals, Inc.	216,055	20,650,537
Monsanto Co.	815,418	59,150,422
Potash Corp. of Saskatchewan, Inc.	524,088	29,867,775
Praxair, Inc. (a)	160,875	17,437,241

		127,105,975

Commercial Banks—3.9%
Wells Fargo & Co.	5,466,786	153,398,015

Commercial Services & Supplies—2.0%
Iron Mountain, Inc.	2,294,530	78,220,528

Computers & Peripherals—0.7%
Hewlett-Packard Co.	798,770	29,075,228

Construction Materials—0.9%
Martin Marietta Materials, Inc. (a)	384,700	30,764,459
Vulcan Materials Co. (a)	140,788	5,424,562

		36,189,021

Consumer Finance—4.6%
American Express Co.	3,536,524	182,838,291

Containers & Packaging—1.6%
Sealed Air Corp.	2,600,741	61,871,628

Diversified Financial Services—0.2%
Bank of America Corp.	283,391	3,105,965
JPMorgan Chase & Co.	124,482	5,096,293

		8,202,258

Energy Equipment & Services—0.8%
Schlumberger, Ltd.	98,060	8,472,384
Transocean, Ltd.	364,464	23,529,796

		32,002,180

Security Description	Shares	Value*

Food & Staples Retailing—8.2%
Costco Wholesale Corp. (a)	2,149,060	$174,589,635
CVS Caremark Corp.	4,037,011	151,710,873

		326,300,508

Food Products—1.4%
Kraft Foods, Inc. (Class A)	673,330	23,721,416
Nestle S.A.(CHF)	196,617	12,210,885
Unilever NV	605,920	19,904,472

		55,836,773

Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	656,480	39,185,291
Becton, Dickinson & Co. (a)	400,719	34,529,956

		73,715,247

Health Care Providers & Services—2.1%
Express Scripts, Inc. (a) (b)	1,538,400	83,042,832

Household Durables—0.2%
Hunter Douglas NV(EUR)	126,751	6,214,852

Household Products—0.7%
The Procter & Gamble Co.	415,800	26,432,406

Industrial Conglomerates—0.2%
Tyco International, Ltd.	181,376	8,965,416

Insurance—10.0%
ACE, Ltd.	312,930	20,597,053
AON Corp.	82,810	4,248,153
Berkshire Hathaway, Inc. (Class A) (a) (b)	624	72,449,520
Everest Re Group, Ltd.	131,360	10,738,680
Fairfax Financial Holdings, Ltd.	36,440	14,617,542
Fairfax Financial Holdings, Ltd. (144A)(CAD)	17,220	6,893,357
Loews Corp.	3,040,437	127,971,993
Markel Corp. (a) (b)	9,970	3,956,196
The Progressive Corp.	4,613,771	98,642,424
Transatlantic Holdings, Inc.	720,746	35,323,761

		395,438,679

Internet & Catalog Retail—0.7%
Expedia, Inc. (a)	558,440	16,189,176
Liberty Media Interactive (Series A) (b)	712,550	11,949,463

		28,138,639

Internet Software & Services—1.9%
Google, Inc. (Class A) (b)	152,438	77,191,555

IT Services—0.3%
Visa, Inc. (Class A)	135,640	11,429,026

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (b)	414,010	21,160,051

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—1.0%
China Shipping Development Co., Ltd.(HKD) (a)	8,218,000	$7,567,312
Kuehne & Nagel International AG(CHF)	210,099	31,865,358

		39,432,670

Media—0.8%
Grupo Televisa S.A.B. (ADR)	367,520	9,040,992
Liberty Media Starz Group (Series A) (b)	57,907	4,356,923
The Walt Disney Co.	499,340	19,494,233

		32,892,148

Metals & Mining—1.2%
BHP Billiton plc(GBP)	556,422	21,834,349
Rio Tinto plc(GBP)	358,132	25,890,270

		47,724,619

Oil, Gas & Consumable Fuels—14.3%
Canadian Natural Resources, Ltd.	2,677,200	112,067,592
China Coal Energy Co. (H Shares)(HKD)	17,609,000	23,871,641
Devon Energy Corp.	1,566,776	123,477,616
EOG Resources, Inc.	1,284,300	134,273,565
Occidental Petroleum Corp.	1,501,240	156,189,010
OGX Petroleo e Gas Participacoes S.A.(BRL) (b)	2,054,600	19,220,090

		569,099,514

Paper & Forest Products—0.2%
Sino-Forest Corp.(CAD) (b)	2,572,780	8,538,135
Sino-Forest Corp. (144A)(CAD) (b)	66,100	219,362

		8,757,497

Personal Products—0.1%
Natura Cosmeticos S.A.(BRL)	219,600	5,491,232

Pharmaceuticals—7.9%
Johnson & Johnson	1,457,316	96,940,661
Merck & Co., Inc.	3,291,990	116,174,327
Pfizer, Inc.	1,059,790	21,831,674
Roche Holding AG(CHF)	462,540	77,327,311

		312,273,973

Professional Services—0.6%
Dun & Bradstreet Corp. (a)	294,300	22,231,422

Real Estate Management & Development—1.2%
Brookfield Asset Management, Inc.	517,961	17,180,766
Hang Lung Group, Ltd.(HKD) (a)	4,692,900	29,971,546

		47,152,312

Semiconductors & Semiconductor Equipment—1.9%
Intel Corp.	428,240	9,489,799
Texas Instruments, Inc.	2,045,833	67,164,697

		76,654,496

Security Description	Shares/Par Amount	Value*

Software—1.6%
Activision Blizzard, Inc.	1,722,400	$20,117,632
Microsoft Corp.	1,692,750	44,011,500

		64,129,132

Specialty Retail—3.0%
Bed Bath & Beyond, Inc. (b)	1,479,700	86,370,089
CarMax, Inc. (a) (b)	941,999	31,151,907

		117,521,996

Tobacco—1.1%
Philip Morris International, Inc.	629,463	42,029,245

Transportation Infrastructure—1.2%
China Merchants Holdings International Co., Ltd.(HKD)	10,683,111	41,545,858
LLX Logistica S.A.(BRL) (b)	763,700	2,350,373

PortX Operacoes Portuarias S.A.(BRL) (b)	1,011,700	2,224,942

		46,121,173

Wireless Telecommunication Services—0.5%
América Movil S.A.B. de C.V. (ADR)	367,340	19,792,279

Total Common Stock (Identified Cost $2,901,248,942)		3,778,962,791

Convertible Bonds & Notes—0.1%

Paper & Forest Products—0.1%
Sino-Forest Corp. (144A)
5.000%, 08/01/13 (a)	$5,844,000	2,746,680

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		2,746,680

Short Term Investments—8.5%

Commercial Paper—4.1%
Intesa Funding, LLC
0.200%, 07/08/11	38,310,000	38,308,510
0.210%, 07/06/11	35,501,000	35,499,964
0.220%, 07/01/11	48,817,000	48,817,000
0.230%, 07/05/11	42,000,000	41,998,927

		164,624,401

Mutual Funds – 4.4%
State Street Navigator Securities Lending Prime Portfolio (c)	173,671,390	173,671,390

Total Short Term Investments (Identified Cost $338,295,791)		338,295,791

Total Investments 103.9% (Identified Cost $3,245,388,733) (d)		4,120,005,262
Liabilities in excess of other assets		(153,581,037)

Net Assets 100.0%		$3,966,424,225

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $170,280,784 and the collateral received consisted of cash in the amount of $173,671,390. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,221,197,412. The aggregate unrealized appreciation and depreciation of investments was $1,012,535,431 and $(113,727,581), respectively, resulting in net unrealized appreciation of $898,807,850 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $9,859,399, which is 0.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$29,033,494	$—	$—	$29,033,494
Automobiles	32,602,697	—	—	32,602,697
Beverages	124,411,317	49,501,418	—	173,912,735
Capital Markets	224,859,616	44,481,433	—	269,341,049
Chemicals	127,105,975	—	—	127,105,975
Commercial Banks	153,398,015	—	—	153,398,015
Commercial Services & Supplies	78,220,528	—	—	78,220,528
Computers & Peripherals	29,075,228	—	—	29,075,228
Construction Materials	36,189,021	—	—	36,189,021
Consumer Finance	182,838,291	—	—	182,838,291
Containers & Packaging	61,871,628	—	—	61,871,628
Diversified Financial Services	8,202,258	—	—	8,202,258
Energy Equipment & Services	32,002,180	—	—	32,002,180
Food & Staples Retailing	326,300,508	—	—	326,300,508
Food Products	43,625,888	12,210,885	—	55,836,773
Health Care Equipment & Supplies	73,715,247	—	—	73,715,247
Health Care Providers & Services	83,042,832	—	—	83,042,832
Household Durables	—	6,214,852	—	6,214,852
Household Products	26,432,406	—	—	26,432,406

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Industrial Conglomerates	$8,965,416	$—	$—	$8,965,416
Insurance	395,438,679	—	—	395,438,679
Internet & Catalog Retail	28,138,639	—	—	28,138,639
Internet Software & Services	77,191,555	—	—	77,191,555
IT Services	11,429,026	—	—	11,429,026
Life Sciences Tools & Services	21,160,051	—	—	21,160,051
Marine	—	39,432,670	—	39,432,670
Media	32,892,148	—	—	32,892,148
Metals & Mining	—	47,724,619	—	47,724,619
Oil, Gas & Consumable Fuels	526,007,783	43,091,731	—	569,099,514
Paper & Forest Products	8,757,497	—	—	8,757,497
Personal Products	—	5,491,232	—	5,491,232
Pharmaceuticals	234,946,662	77,327,311	—	312,273,973
Professional Services	22,231,422	—	—	22,231,422
Real Estate Management & Development	17,180,766	29,971,546	—	47,152,312
Semiconductors & Semiconductor Equipment	76,654,496	—	—	76,654,496
Software	64,129,132	—	—	64,129,132
Specialty Retail	117,521,996	—	—	117,521,996
Tobacco	42,029,245	—	—	42,029,245
Transportation Infrastructure	2,224,942	43,896,231	—	46,121,173
Wireless Telecommunication Services	19,792,279	—	—	19,792,279
Total Common Stock	3,379,618,863	399,343,928	—	3,778,962,791
Convertible Bonds & Notes
Paper & Forest Products	—	2,746,680	—	2,746,680
Short Term Investments
Commercial Paper	—	164,624,401	—	164,624,401
Mutual Funds	173,671,390	—	—	173,671,390
Total Short Term Investments	173,671,390	164,624,401	—	338,295,791
Total Investments	$3,553,290,253	$566,715,009	$—	$4,120,005,262

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)		$4,120,005,262
Cash		229
Cash denominated in foreign currencies (c)		381,763
Receivable for:
Securities sold		21,491,538
Fund shares sold		1,191,267
Accrued interest and dividends		6,315,230
Foreign taxes		968,888

Total Assets		4,150,354,177
Liabilities
Payable for:
Securities purchased	$5,934,058
Fund shares redeemed	1,699,906
Foreign taxes	37,482
Collateral for securities loaned	173,671,390
Accrued expenses:
Management fees	2,105,761
Distribution and service fees	267,543
Deferred directors’ fees	37,760
Other expenses	176,052

Total Liabilities		183,929,952

Net Assets		$3,966,424,225

Net assets consists of:
Paid in surplus		$3,297,362,228
Undistributed net investment income		8,257,190
Accumulated net realized losses		(213,896,708)
Unrealized appreciation on investments and foreign currency transactions		874,701,515

Net Assets		$3,966,424,225

Net Assets
Class A		$2,229,567,371
Class B		704,524,159
Class E		1,032,332,695

Capital Shares (Authorized) Outstanding
Class A (100,000,000)		70,326,658
Class B (30,000,000)		22,347,562
Class E (50,000,000)		32,710,057

Net Asset Value, Offering and Redemption Price Per Share
Class A		$31.70
Class B		31.53
Class E		31.56

(a)	Identified cost of investments was $3,245,388,733.
(b)	Includes securities on loan with a value of $170,280,784.
(c)	Identified cost of cash denominated in foreign currencies was $381,609.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$38,317,342
Interest (b)		568,947

		38,886,289
Expenses
Management fees	$14,237,111
Distribution and service fees—Class B	800,727
Distribution and service fees—Class E	778,064
Directors’ fees and expenses	24,898
Custodian and accounting	298,485
Audit and tax services	16,738
Legal	23,340
Shareholder reporting	129,864
Insurance	26,077
Miscellaneous	24,836

Total expenses	16,360,140
Less broker commission recapture	(54,310)
Management fee waivers	(855,411)	15,450,419

Net Investment Income		23,435,870

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	109,135,145
Futures contracts	1,422,924
Foreign currency transactions	138,783	110,696,852

Net change in unrealized appreciation on:
Investments	(27,511,872)
Foreign currency transactions	42,752	(27,469,120)

Net realized and unrealized gain		83,227,732

Net Increase in Net Assets From Operations		$106,663,602

(a)	Net of foreign taxes of $1,022,359.
(b)	Includes net income on securities loaned of $265,664.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,435,870	$34,044,068
Net realized gain	110,696,852	174,302,198
Net change in unrealized appreciation (depreciation)	(27,469,120)	238,999,797

Increase in net assets from operations	106,663,602	447,346,063

From Distributions to Shareholders
Net investment income
Class A	(27,411,242)	(25,195,339)
Class B	(5,433,795)	(4,104,844)
Class E	(10,073,584)	(7,978,949)

Total distributions	(42,918,621)	(37,279,132)

Decrease in net assets from capital share transactions	(119,906,451)	(240,168,320)

Total increase (decrease) in net assets	(56,161,470)	169,898,611

Net Assets
Beginning of the period	4,022,585,695	3,852,687,084

End of the period	$3,966,424,225	$4,022,585,695

Undistributed Net Investment Income
End of the period	$8,257,190	$27,739,941

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,246,461	$137,034,202	8,797,090	$250,150,672
Reinvestments	843,163	27,411,242	843,217	25,195,339
Redemptions	(11,968,333)	(391,360,290)	(20,229,337)	(589,206,220)

Net decrease	(6,878,709)	$(226,914,846)	(10,589,030)	$(313,860,209)

Class B
Sales	3,954,339	$129,424,432	2,670,892	$75,060,683
Reinvestments	167,969	5,433,795	138,024	4,104,844
Redemptions	(894,921)	(28,437,603)	(1,280,033)	(36,102,393)

Net increase	3,227,387	$106,420,624	1,528,883	$43,063,134

Class E
Sales	2,132,412	$67,977,879	4,529,411	$128,218,983
Reinvestments	311,201	10,073,584	268,110	7,978,949
Redemptions	(2,432,338)	(77,463,692)	(3,746,372)	(105,569,177)

Net increase	11,275	$587,771	1,051,149	$30,628,755

Decrease derived from capital share transactions		$(119,906,451)		$(240,168,320)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$31.25		$28.17	$21.72	$36.44	$35.12	$30.91

Income (Loss) From Investment Operations
Net investment income (a)	0.20		0.28	0.25	0.39	0.46	0.32
Net realized and unrealized gain (loss) on investments	0.60		3.09	6.57	(14.52)	1.15	4.16

Total from investment operations	0.80		3.37	6.82	(14.13)	1.61	4.48

Less Distributions
Distributions from net investment income	(0.35)		(0.29)	(0.37)	(0.42)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.35)		(0.29)	(0.37)	(0.59)	(0.29)	(0.27)

Net Asset Value, End of Period	$31.70		$31.25	$28.17	$21.72	$36.44	$35.12

Total Return (%)	2.53	(b)	12.00	31.99	(39.35)	4.58	14.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(c)	0.73	0.74	0.73	0.73	0.76
Net ratio of expenses to average net assets (%) (d)	0.68	(c)	0.68	0.69	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.23	(c)	0.99	1.06	1.30	1.25	0.99
Portfolio turnover rate (%)	18	(c)	19	24	23	11	20
Net assets, end of period (in millions)	$2,229.57		$2,412.39	$2,472.84	$1,949.36	$3,183.43	$2,410.88

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$31.04		$28.00	$21.58	$36.20	$34.89	$30.71

Income (Loss) From Investment Operations
Net investment income (a)	0.15		0.21	0.18	0.32	0.36	0.24
Net realized and unrealized gain (loss) on investments	0.62		3.06	6.54	(14.44)	1.16	4.14

Total from investment operations	0.77		3.27	6.72	(14.12)	1.52	4.38

Less Distributions
Distributions from net investment income	(0.28)		(0.23)	(0.30)	(0.33)	(0.21)	(0.20)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.28)		(0.23)	(0.30)	(0.50)	(0.21)	(0.20)

Net Asset Value, End of Period	$31.53		$31.04	$28.00	$21.58	$36.20	$34.89

Total Return (%)	2.46	(b)	11.71	31.65	(39.52)	4.34	14.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(c)	0.98	0.99	0.98	0.98	1.01
Net ratio of expenses to average net assets (%) (d)	0.93	(c)	0.93	0.94	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.99	(c)	0.75	0.79	1.06	1.00	0.74
Portfolio turnover rate (%)	18	(c)	19	24	23	11	20
Net assets, end of period (in millions)	$704.52		$593.59	$492.59	$331.67	$491.27	$388.74

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$31.09		$28.04	$21.61	$36.25	$34.94	$30.76

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.24	0.21	0.34	0.40	0.27
Net realized and unrealized gain (loss) on investments	0.61		3.06	6.54	(14.45)	1.15	4.14

Total from investment operations	0.78		3.30	6.75	(14.11)	1.55	4.41

Less Distributions
Distributions from net investment income	(0.31)		(0.25)	(0.32)	(0.36)	(0.24)	(0.23)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.17)	0.00	0.00

Total distributions	(0.31)		(0.25)	(0.32)	(0.53)	(0.24)	(0.23)

Net Asset Value, End of Period	$31.56		$31.09	$28.04	$21.61	$36.25	$34.94

Total Return (%)	2.48	(b)	11.82	31.83	(39.46)	4.43	14.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(c)	0.88	0.89	0.88	0.88	0.91
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.83	0.84	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.08	(c)	0.85	0.90	1.14	1.11	0.84
Portfolio turnover rate (%)	18	(c)	19	24	23	11	20
Net assets, end of period (in millions)	$1,032.33		$1,016.61	$887.26	$662.05	$1,199.57	$1,297.48

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$14,237,111	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Over $50 million and less than $500 million
0.100%	On the next $500 million
0.050%	On the next $2.0 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$352,835,305	$0	$481,809,205

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio bought and sold $111,558,738 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $1,422,924 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$37,279,132	$49,763,620	$—	$—	$—	$—	$37,279,132	$49,763,620

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$42,522,686	$—	$909,765,559	$(346,935,613)	$605,352,632

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$322,419,042	$24,516,571	$346,935,613

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned 4.81%, 4.68%, 4.75%, and 4.72%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned 5.92%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity markets experienced a volatile first half that left investors struggling to find direction in the financial markets. Most major stock indexes finished the second quarter essentially flat, but those numbers obscure the whipsaw-trading pattern that occurred in the markets during the quarter. What has become a common descriptor of market behavior, “risk on, risk off”, was again applicable to the market’s trading pattern. The markets began the quarter with a small rally in April, treaded water in May, fell nearly 6% in the first two weeks of June, and then made a strong attempt to recover most of those losses into the end of the quarter. Investors continued to tussle over whether the global economy was in a mid-cycle slowdown or poised for a more sustained deterioration in growth. Several factors have added to this dilemma for investors, including the developing debt crisis in Greece and across Europe, the effects of the earthquake in Japan, and lackluster economic data in the United States.

In this environment, the major broad market indexes finished the first half positive. For the first half of the year, the broad market, as measured by the S&P 500 Index, returned approximately 6%, with most of the ten sectors posting positive returns. From a sector perspective, defense led the way with Health Care and Utilities seeing some of the strongest gains, while investors rotated away from Materials and Information Technology. However, it was Financials which posted the only negative return for the first half.

As noted, Health Care and Utilities were two of the best performing sectors during the first half of the year. Both sectors benefited from investors seeking more defensive, less economically sensitive investments in light of mixed economic data. Within Health Care, smaller pharmaceuticals Biogen Idec, Forrest Labs, and Watson Pharmaceuticals were among the top performers. In the Utilities area, investors were attracted to the safety of the healthy yields that utilities offer. This phenomenon was true across the market as well, as stocks in the highest quintile of yield outperformed by the widest margin.

Financials was the worst performing sector during the second quarter. Within Financials, the larger global banks, such as Bank of America, Goldman Sachs, and Morgan Stanley, suffered the largest losses. Continued fear of contagion from debt issues in Europe and faltering housing and mortgage data weighed on shares of these institutions.

In summary, macro influences from across the globe again seemed to dominate performance of the U.S. equity markets, despite the fact that fundamentals remained stable, as corporate earnings exhibited positive growth and valuations were well within historic norms.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the first half of 2011, the Telecommunication Services and Financials sectors detracted from performance. The Portfolio’s positions in Qwest Communications and NII Holdings are examples that weighed on performance. Shares in Qwest, which provides data, Internet, video, and voice services in the United States and internationally, fell after the firm reported a fourth-quarter loss on a series of one-time charges. Additionally, questions arose regarding the proposed merger with telephone operator CenturyLink after the latter forecast a disappointing profit target. NII Holdings, which provides wireless communication services under the Nextel brand, announced plans to raise capital through the sale of $750 million worth of senior unsecured notes. Exposure to Morgan Stanley hurt performance in Financials. The banking industry has been under pressure recently, primarily due to overhangs related to mortgage originations and securitizations. Additionally, regulatory issues have created concern as many of the key provisions of the Dodd-Frank Act remain unknown.

Several holdings in the Energy and Materials sectors contributed the most to relative performance. The Portfolio’s positions in Marathon Oil and Valero Energy lifted performance in the Energy sector. Both companies benefited from rising oil prices, which hovered over $100 a barrel at period end. Two factors combined to lift prices; political unrest in the oil-rich Middle East and a weakened dollar driven lower by expectations of interest rate increases in Europe. As a result, both stocks received analyst upgrades. Within Materials, the Portfolio benefited from a position in Ashland. The company provides adhesive and sealant products to a wide array of businesses. The company announced that it is buying International Specialty Products for $3.2 billion, expanding its personal care division. Ashland’s management hopes the deal will allow it to strengthen its position in the personal care and pharmaceutical markets.

New positions included Hasbro and Boston Properties. Hasbro manufactures and markets toys and games. Hasbro’s differentiated business model focuses on brand development to drive sales across multiple media platforms. Boston Properties is a real estate investment trust (“REIT”) that develops, acquires, manages, operates, and owns a diverse portfolio of office properties. We believe the REIT holds high quality assets, has solid management, and the ability to improve rent growth.

During the period we closed our positions in FirstEnergy and Expedia. FirstEnergy is a holding company, which holds directly or indirectly eight principal electric utility operating subsidiaries in the U.S. The stock had been particularly strong since its analyst day in early May where management introduced much better than expected guidance. We believed shares had become fairly valued, leaving no room for execution missteps. The online travel company Expedia is facing structural competitive issues as it supports many brands in a variety markets. While Expedia has made progress in Europe, it has had difficulty making inroads in India and China and essentially ceded both markets. We ultimately sold it because it had reached our assessment of its value.

MSF-1

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

At period end, in the Financials sector, the Portfolio was overweight select diversified financial services companies, which have benefited from increased pricing power and decreased competition in the wake of the financial crisis. These companies have seen higher profits in traditional banking services, along with improved balance sheet strength and a decline in risk-taking. The Portfolio was underweight REITs, which we believed more than reflected their intrinsic valuations. Among Industrials, the Portfolio was overweight select aerospace & defense companies with compelling valuations that we believe will benefit from new product introductions. The Portfolio was also overweight select machinery stocks. The Portfolio remained underweight industrial conglomerate General Electric as we believed the company’s GE Capital unit was undercapitalized and the ongoing mortgage and credit issues in that division offset any positive trends in the company’s other business units. Among Telecommunication Services stocks, the Portfolio was overweight select wireless and diversified services providers with compelling valuations and attractive growth prospects.

At period end, the Portfolio was invested in stocks trading at material discounts to our assessment of their worth. As the economic environment has improved, we continued to look to own companies with strong balance sheets trading at a discount to their earning power in the context of the recovery.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	4.81	29.87	0.16	2.13	—
Class B	4.68	29.54	-0.10	—	5.52
Class D	4.75	29.73	0.09	—	-0.77
Class E	4.72	29.67	0.01	1.98	—
Russell 1000 Value Index	5.92	28.94	1.15	3.99	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/30/93, 7/30/02, 5/2/06, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Chevron Corp.	4.4
Pfizer, Inc.	3.7
JPMorgan Chase & Co.	3.6
Wells Fargo & Co.	3.3
Berkshire Hathaway, Inc. (Class B)	3.0
The Procter & Gamble Co.	2.9
CenturyLink, Inc.	2.8
Citigroup, Inc.	2.2
The Walt Disney Co.	2.1
CVS Caremark Corp.	1.9

Top Sectors

% of Net Assets
Financials	25.1
Energy	13.9
Health Care	12.6
Consumer Discretionary	9.9
Industrials	9.4
Information Technology	9.4
Telecommunications	6.5
Consumer Staples	6.0
Utilities	5.0
Materials	2.2

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.73%	$1,000.00	$1,048.10	$3.71
	Hypothetical*	0.73%	$1,000.00	$1,021.13	$3.66

Class B	Actual	0.98%	$1,000.00	$1,046.80	$4.97
	Hypothetical*	0.98%	$1,000.00	$1,019.87	$4.91

Class D	Actual	0.83%	$1,000.00	$1,047.50	$4.21
	Hypothetical*	0.83%	$1,000.00	$1,020.62	$4.16

Class E	Actual	0.88%	$1,000.00	$1,047.20	$4.47
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—99.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.0%
Precision Castparts Corp.	26,170	$4,308,891
The Boeing Co.	68,050	5,030,936
United Technologies Corp.	56,480	4,999,045

		14,338,872

Auto Components—0.7%
Tenneco, Inc. (a) (b)	74,720	3,292,910

Automobiles—0.8%
Ford Motor Co. (b)	281,260	3,878,575

Beverages—0.6%
Dr. Pepper Snapple Group, Inc.	67,280	2,821,050

Biotechnology—1.6%
Biogen Idec, Inc. (b)	69,300	7,409,556

Capital Markets—5.5%
Invesco, Ltd.	212,700	4,977,180
MF Global Holdings, Ltd. (a) (b)	483,070	3,738,962
Morgan Stanley	231,950	5,337,169
TD Ameritrade Holding Corp. (a)	222,920	4,349,169
The Goldman Sachs Group, Inc.	59,020	7,854,972

		26,257,452

Chemicals—1.5%
Ashland, Inc.	108,290	6,997,700

Commercial Banks—4.8%
Comerica, Inc. (a)	101,620	3,513,003
Regions Financial Corp.	587,950	3,645,290
Wells Fargo & Co.	559,860	15,709,672

		22,867,965

Communications Equipment—1.0%
QUALCOMM, Inc.	84,690	4,809,545

Computers & Peripherals—4.9%
Apple, Inc. (b)	14,110	4,736,304
Dell, Inc. (b)	153,530	2,559,345
Hewlett-Packard Co.	231,840	8,438,976
SanDisk Corp. (b)	93,920	3,897,680
Western Digital Corp. (b)	93,780	3,411,716

		23,044,021

Construction & Engineering—1.1%
EMCOR Group, Inc. (a) (b)	43,610	1,278,209
Foster Wheeler AG (b)	122,640	3,725,803

		5,004,012

Diversified Financial Services—7.9%
Bank of America Corp.	245,260	2,688,050
Citigroup, Inc.	251,766	10,483,536
CME Group, Inc.	15,220	4,438,000
Interactive Brokers Group, Inc. (a) (b)	176,630	2,764,259

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
JPMorgan Chase & Co.	421,168	$17,242,618

		37,616,463

Diversified Telecommunication Services—3.8%
AT&T, Inc.	146,810	4,611,302
CenturyLink, Inc.	336,483	13,604,008

		18,215,310

Electric Utilities—2.6%
American Electric Power Co., Inc.	161,980	6,103,406
PPL Corp.	228,880	6,369,731

		12,473,137

Energy Equipment & Services—1.8%
Ensco plc (ADR)	49,400	2,633,020
Oil States International, Inc. (a) (b)	40,770	3,257,931
Rowan Cos., Inc. (b)	64,350	2,497,423

		8,388,374

Food & Staples Retailing—1.9%
CVS Caremark Corp.	240,120	9,023,710

Food Products—0.6%
Mead Johnson Nutrition Co.	41,590	2,809,405

Health Care Providers & Services—2.8%
Express Scripts, Inc. (b)	72,840	3,931,903
McKesson Corp.	54,550	4,563,108
WellPoint, Inc.	59,790	4,709,658

		13,204,669

Hotels, Restaurants & Leisure—1.0%
Wyndham Worldwide Corp.	143,930	4,843,245

Household Durables—0.4%
Garmin, Ltd. (a)	61,950	2,046,209

Household Products—2.9%
The Procter & Gamble Co.	217,570	13,830,925

Independent Power Producers & Energy Traders—1.4%
GenOn Energy, Inc. (a) (b)	674,634	2,604,087
NRG Energy, Inc. (b)	155,020	3,810,392

		6,414,479

Industrial Conglomerates—0.8%
General Electric Co.	208,610	3,934,385

Insurance—5.5%
Berkshire Hathaway, Inc. (Class B) (b)	183,460	14,197,970
Genworth Financial, Inc. (b)	211,880	2,178,126
Lincoln National Corp.	99,550	2,836,180
Prudential Financial, Inc.	106,660	6,782,509

		25,994,785

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—1.2%
Google, Inc. (Class A) (b)	11,000	$5,570,180

IT Services—0.7%
Visa, Inc. (Class A)	38,750	3,265,075

Leisure Equipment & Products—0.7%
Hasbro, Inc.	79,860	3,508,250

Life Sciences Tools & Services—1.3%
Thermo Fisher Scientific, Inc. (b)	97,010	6,246,474

Machinery—3.8%
Cummins, Inc.	60,990	6,311,855
Flowserve Corp.	49,470	5,436,258
Joy Global, Inc.	20,030	1,907,657
Navistar International Corp. (b)	78,430	4,428,158

		18,083,928

Media—3.3%
DreamWorks Animation SKG, Inc. (a) (b)	170,680	3,430,668
The Interpublic Group of Cos., Inc.	178,440	2,230,500
The Walt Disney Co.	253,590	9,900,154

		15,561,322

Metals & Mining—0.7%
Freeport-McMoRan Copper & Gold, Inc.	61,820	3,270,278

Multi-Utilities—1.0%
PG&E Corp.	110,940	4,662,808

Multiline Retail—0.9%
Target Corp.	88,410	4,147,313

Oil, Gas & Consumable Fuels—12.2%
Alpha Natural Resources, Inc. (b)	73,620	3,345,293
Chevron Corp.	203,750	20,953,650
Denbury Resources, Inc. (b)	201,790	4,035,800
Hess Corp.	78,560	5,873,145
Marathon Oil Corp.	168,610	8,882,375
Occidental Petroleum Corp.	78,570	8,174,423
Valero Energy Corp.	252,370	6,453,101

		57,717,787

Pharmaceuticals—7.0%
Hospira, Inc. (b)	60,460	3,425,664
Merck & Co., Inc.	127,840	4,511,473
Pfizer, Inc.	849,600	17,501,760
Roche Holding AG (ADR)	181,100	7,598,956

		33,037,853

Real Estate Investment Trusts—1.2%
Boston Properties, Inc.	32,900	3,492,664
Douglas Emmett, Inc. (a)	104,850	2,085,466

		5,578,130

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—0.6%
Broadcom Corp.	86,810	$2,920,288

Software—1.0%
Microsoft Corp.	188,750	4,907,500

Specialty Retail—2.0%
Best Buy Co., Inc. (a)	157,710	4,953,671
TJX Cos., Inc.	86,730	4,555,927

		9,509,598

Trading Companies & Distributors—0.7%
WESCO International, Inc. (a) (b)	59,890	3,239,450

Wireless Telecommunication Services—2.7%
American Tower Corp. (b)	89,280	4,672,022
NII Holdings, Inc. (b)	190,560	8,075,933

		12,747,955

Total Common Stock (Identified Cost $426,985,110)		473,490,943

Short Term Investments—6.7%

Mutual Funds—6.7%
State Street Navigator Securities Lending Prime Portfolio (c)	31,773,362	31,773,362

Total Short Term Investments (Identified Cost $31,773,362)		31,773,362

Total Investments 106.6% (Identified Cost $458,758,472) (d)		505,264,305
Liabilities in excess of other assets		(31,219,859)

Net Assets 100.0%		$474,044,446

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $31,458,689 and the collateral received consisted of cash in the amount of $31,773,362 and non-cash collateral with a value of $109,451. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $458,758,472. The aggregate unrealized appreciation and depreciation of investments was $56,827,013 and $(10,321,180), respectively, resulting in net unrealized appreciation of $46,505,833 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$473,490,943	$—	$—	$473,490,943
Total Short Term Investments*	31,773,362	—	—	31,773,362
Total Investments	$505,264,305	$—	$—	$505,264,305

*	See Schedule of Investments for additional detailed categorizations.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$505,264,305
Cash denominated in foreign currencies (c)		51
Receivable for:
Securities sold		1,684,036
Fund shares sold		26,516
Accrued interest and dividends		580,069
Foreign taxes		11,488

Total Assets		507,566,465
Liabilities
Payable for:
Fund shares redeemed	$733,026
Foreign taxes	7,661
Collateral for securities loaned	31,773,362
Due to custodian bank	613,252
Accrued expenses:
Management fees	257,396
Distribution and service fees	25,726
Deferred directors’ fees	31,486
Other expenses	80,110

Total Liabilities		33,522,019

Net Assets		$474,044,446

Net assets consists of:
Paid in surplus		$617,039,745
Undistributed net investment income		2,494,612
Accumulated net realized losses		(191,995,736)
Unrealized appreciation on investments and foreign currency transactions		46,505,825

Net Assets		$474,044,446

Net Assets
Class A		$260,785,482
Class B		61,661,869
Class D		126,482,842
Class E		25,114,253

Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,773,937
Class B (2,000,000)		420,719
Class D (3,000,000)		861,642
Class E (1,000,000)		171,262

Net Asset Value, Offering and Redemption Price Per Share
Class A		$147.01
Class B		146.56
Class D		146.79
Class E		146.64

(a)	Identified cost of investments was $458,758,472.
(b)	Includes securities on loan with a value of $31,458,689.
(c)	Identified cost of cash denominated in foreign currencies was $59.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$4,083,896
Interest (b)		67,012

		4,150,908
Expenses
Management fees	$1,618,982
Distribution and service fees—Class B	78,420
Distribution and service fees—Class D	66,390
Distribution and service fees—Class E	19,289
Directors’ fees and expenses	24,912
Custodian and accounting	28,845
Audit and tax services	16,626
Legal	3,278
Shareholder reporting	65,192
Insurance	2,691
Miscellaneous	4,548

Total expenses		1,929,173

Net Investment Income		2,221,735

Net Realized and Unrealized Gain
Net realized gain on:
Investments		47,692,067
Net change in unrealized appreciation
(depreciation) on:
Investments	(27,251,709)
Foreign currency transactions	3	(27,251,706)

Net realized and unrealized gain		20,440,361

Net Increase in Net Assets From Operations		$22,662,096

(a)	Net of foreign taxes of $7,661.
(b)	Includes net income on securities loaned of $66,973.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,221,735	$5,128,523
Net realized gain	47,692,067	37,111,350
Net change in unrealized appreciation (depreciation)	(27,251,706)	20,978,196

Increase in net assets from operations	22,662,096	63,218,069

From Distributions to Shareholders
Net investment income
Class A	(2,732,655)	(4,054,236)
Class B	(525,638)	(812,036)
Class D	(1,274,430)	(2,051,777)
Class E	(236,568)	(372,789)

Total distributions	(4,769,291)	(7,290,838)

Decrease in net assets from capital share transactions	(24,464,026)	(55,273,383)

Total increase (decrease) in net assets	(6,571,221)	653,848

Net Assets
Beginning of the period	480,615,667	479,961,819

End of the period	$474,044,446	$480,615,667

Undistributed Net Investment Income
End of the period	$2,494,612	$5,042,168

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	44,500	$6,704,130	32,721	$4,215,947
Reinvestments	18,470	2,732,655	29,222	4,054,236
Redemptions	(112,584)	(16,586,059)	(295,911)	(38,274,095)

Net decrease	(49,614)	$(7,149,274)	(233,968)	$(30,003,912)

Class B
Sales	22,069	$3,260,638	32,552	$4,179,321
Reinvestments	3,562	525,638	5,866	812,036
Redemptions	(42,060)	(6,204,282)	(63,648)	(8,216,053)

Net decrease	(16,429)	$(2,418,006)	(25,230)	$(3,224,696)

Class D
Sales	29,640	$4,371,408	80,243	$10,384,904
Reinvestments	8,625	1,274,430	14,806	2,051,777
Redemptions	(129,879)	(19,141,545)	(241,859)	(31,227,520)

Net decrease	(91,614)	$(13,495,707)	(146,810)	$(18,790,839)

Class E
Sales	11,787	$1,732,121	20,171	$2,601,861
Reinvestments	1,602	236,568	2,692	372,789
Redemptions	(22,930)	(3,369,728)	(48,166)	(6,228,586)

Net decrease	(9,541)	$(1,401,039)	(25,303)	$(3,253,936)

Decrease derived from capital share transactions		$(24,464,026)		$(55,273,383)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$141.74		$125.57	$106.51	$196.17	$208.36	$193.08

Income (Loss) From Investment Operations
Net investment income	0.72	(a)	1.51 (a)	1.90 (a)	2.88 (a)	2.81 (a)	2.58
Net realized and unrealized gain (loss) on investments	6.11		16.72	20.27	(72.50)	6.52	20.14

Total from investment operations	6.83		18.23	22.17	(69.62)	9.33	22.72

Less Distributions
Distributions from net investment income	(1.56)		(2.06)	(3.11)	(3.12)	(2.06)	(2.25)
Distributions from net realized capital gains	0.00		0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.56)		(2.06)	(3.11)	(20.04)	(21.52)	(7.44)

Net Asset Value, End of Period	$147.01		$141.74	$125.57	$106.51	$196.17	$208.36

Total Return (%)	4.81	(b)	14.56	21.85	(38.95)	4.20	11.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	(c)	0.73	0.77	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	0.99	(c)	1.17	1.76	1.94	1.38	1.18
Portfolio turnover rate (%)	112	(c)	74	133	191	145	213
Net assets, end of period (in millions)	$260.79		$258.48	$258.36	$233.64	$447.66	$504.49

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$141.19		$125.16	$106.08	$195.36	$207.58	$192.26

Income (Loss) From Investment Operations
Net investment income	0.54	(a)	1.19 (a)	1.61 (a)	2.51 (a)	2.30 (a)	2.10
Net realized and unrealized gain (loss) on investments	6.07		16.63	20.22	(72.26)	6.47	20.04

Total from investment operations	6.61		17.82	21.83	(69.75)	8.77	22.14

Less Distributions
Distributions from net investment income	(1.24)		(1.79)	(2.75)	(2.61)	(1.53)	(1.63)
Distributions from net realized capital gains	0.00		0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.24)		(1.79)	(2.75)	(19.53)	(20.99)	(6.82)

Net Asset Value, End of Period	$146.56		$141.19	$125.16	$106.08	$195.36	$207.58

Total Return (%)	4.68	(b)	14.28	21.49	(39.10)	3.94	11.66

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	(c)	0.98	1.02	0.96	0.96	0.97
Ratio of net investment income to average net assets (%)	0.74	(c)	0.93	1.50	1.72	1.14	1.00
Portfolio turnover rate (%)	112	(c)	74	133	191	145	213
Net assets, end of period (in millions)	$61.66		$61.72	$57.87	$48.63	$75.73	$66.88

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006(d)
Net Asset Value, Beginning of Period	$141.48		$125.37	$106.29	$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	0.65	(a)	1.38 (a)	1.78 (a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) on investments	6.09		16.68	20.26	(72.39)	6.49	5.60

Total from investment operations	6.74		18.06	22.04	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(1.43)		(1.95)	(2.96)	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(16.92)	(19.46)	0.00

Total distributions	(1.43)		(1.95)	(2.96)	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$146.79		$141.48	$125.37	$106.29	$195.78	$207.95

Total Return (%)	4.75	(b)	14.45	21.72	(39.01)	4.09	3.69	(b)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(c)	0.83	0.87	0.81	0.81	0.82	(c)
Ratio of net investment income to average net assets (%)	0.88	(c)	1.07	1.66	1.84	1.27	1.25	(c)
Portfolio turnover rate (%)	112	(c)	74	133	191	145	213
Net assets, end of period (in millions)	$126.48		$134.87	$137.92	$131.56	$272.19	$337.46

	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$141.31		$125.24	$106.15	$195.49	$207.69	$192.40

Income (Loss) From Investment Operations
Net investment income	0.61	(a)	1.31 (a)	1.73 (a)	2.65 (a)	2.49 (a)	2.17
Net realized and unrealized gain (loss) on investments	6.08		16.66	20.25	(72.26)	6.48	20.18

Total from investment operations	6.69		17.97	21.98	(69.61)	8.97	22.35

Less Distributions
Distributions from net investment income	(1.36)		(1.90)	(2.89)	(2.81)	(1.71)	(1.87)
Distributions from net realized capital gains	0.00		0.00	0.00	(16.92)	(19.46)	(5.19)

Total distributions	(1.36)		(1.90)	(2.89)	(19.73)	(21.17)	(7.06)

Net Asset Value, End of Period	$146.64		$141.31	$125.24	$106.15	$195.49	$207.69

Total Return (%)	4.72	(b)	14.40	21.66	(39.03)	4.04	11.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	(c)	0.88	0.92	0.86	0.86	0.87
Ratio of net investment income to average net assets (%)	0.84	(c)	1.02	1.62	1.78	1.22	1.05
Portfolio turnover rate (%)	112	(c)	74	133	191	145	213
Net assets, end of period (in millions)	$25.11		$25.55	$25.81	$24.80	$51.62	$60.84

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was May 2, 2006.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$1,618,982	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$274,171,754	$0	$301,743,653

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$7,290,838	$12,017,788	$—	$—	$—	$—	$7,290,838	$12,017,788

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,069,399	$—	$60,299,434	$(226,229,706)	$(160,860,873)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$102,232,396	$226,229,706

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss.

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Jennison Growth Portfolio returned 7.97%, 7.89%, and 7.86%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.83%.

MARKET ENVIRONMENT/CONDITIONS

Investors faced new challenges in the first half of 2011, as political turmoil across much of the Middle East and the devastating earthquake and tsunami in Japan worked to moderate global growth. Rising energy prices and the continuing European sovereign debt crisis, most evident in the distressed state of the Greek financial system, added to the challenges. In China, the government continued to apply the brakes on growth and attempted to ease resource constraints, which have spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

Despite these events, the U.S. equity market advanced on favorable economic tailwinds generated by strong corporate earnings gains, a slowly improving jobs market, and continued spending – both corporate and personal. A wave of high-profile, social-network-oriented initial public offerings (IPOs) in the U.S. produced outsized gains in early trading reminiscent of the early 2000 technology/internet frenzy. Away from the IPO hype, the U.S. corporate profit landscape remained strong. But unlike 2010, when forecasts steadily increased, estimates of Standard & Poor’s 500 profit growth remained constant with beginning-of-the-year projections.

PORTFOLIO REVIEW/CURRENT POSITIONING

Security selection and an overweight position were beneficial in the Consumer Discretionary sector, where Amazon.com’s revenues beat consensus expectations. We view Amazon as a prime beneficiary of the ongoing secular shift toward e-commerce and expect it to continue to gain e-commerce market share. Starbucks’ advance reflected strong domestic and international growth and enthusiasm about a new strategic relationship with Green Mountain Coffee that furthers Starbucks’ goal of expanding its presence in the premium single-cup coffee market. BMW Group’s (Germany) sales and earnings were strengthened by strong volume growth, improving margins, a weak euro, and China’s robust demand for luxury automobiles. With its strong market position and global brand, Tiffany continues to successfully expand overseas, particularly in Europe and Asia. Disciplined cost management and improving comparable-store sales may position the company to benefit as the global economy recovers.

Stock selection was also strong in Information Technology, where Baidu (China), the No.1 Internet search engine in China, advanced. We believe the Chinese search market is still in its early growth stage and like Baidu’s improving execution and exploration of long-term monetization opportunities. MasterCard’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve decided to limit debit-transaction fees charged by banks less onerously than had been feared (MasterCard collects fees from member retailers and banks each time consumers use MasterCard payment cards). International Business Machines climbed on better-than-expected revenue and earnings, growth across global geographies, and strong cash flow. However, internet protocol router company Juniper Networks, which reported generally in-line earnings and revenues, provided guidance that came in below expectations. Google’s revenue continued to grow at what we consider a strong pace, but significantly increased costs depressed margins and earnings. The early stages of a Federal Trade Commission inquiry into whether the way the company delivers search results and advertising constitutes anticompetitive behavior also weighed on Google shares.

In Health Care, an overweight position and security selection were positive contributors to return. Vertex Pharmaceuticals soared on data from a Phase III study that showed its developmental drug VX-770 notably improved lung function in patients with cystic fibrosis. Agilent Technologies, the world’s biggest maker of scientific-testing equipment, climbed on continued strong earnings, revenue, and operating margins. Specialty biopharmaceutical company Shire (Ireland) reported better-than-anticipated revenues. Allergan rose on strong financial results and guidance. Its leading products include Botox, chronic dry eye treatment Restasis, and glaucoma drug Lumigan.

In Consumer Staples, stock selection was solid but an underweight stance detracted from relative performance. Whole Foods Market reported better-than-projected earnings on strong sales, solid operating margins, and continued capital discipline. Estee Lauder’s strong revenue and earnings have been fueled by successful new product launches and increased market penetration, particularly in emerging markets.

In Energy, an underweight position and stock selection hurt relative return. In Financials, Goldman Sachs was a notable detractor from return. The stock’s decline largely reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions.

MSF-1

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

Over the course of 2011’s first six months, the Portfolio’s sector weights were largely unchanged. Relative to the Russell 1000 Growth benchmark, the Portfolio remained overweight Consumer Discretionary, Health Care, and Information Technology, and underweight Consumer Staples, Energy, Industrials, and Materials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	7.97	34.24	5.59	4.79
Class B	7.89	33.99	5.33	4.52
Class E	7.86	34.07	5.41	6.61
Russell 1000 Growth Index	6.83	35.01	5.33	4.55

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may flucuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	4.2
Amazon.com, Inc.	4.1
Schlumberger, Ltd.	3.2
International Business Machines Corp.	2.8
Oracle Corp.	2.7
Google, Inc. (Class A)	2.4
Occidental Petroleum Corp.	2.2
Precision Castparts Corp.	2.1
EMC Corp.	2.1
Agilent Technologies, Inc.	2.0

Top Sectors

% of Net Assets
Information Technology	31.8
Consumer Discretionary	24.3
Health Care	14.9
Industrials	8.4
Consumer Staples	6.4
Energy	6.1
Materials	3.5
Financials	3.1
Telecommunication	1.3
Cash & Equivalents	0.2

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.56%	$1,000.00	$1,079.70	$2.89
	Hypothetical*	0.56%	$1,000.00	$1,021.98	$2.81

Class B(a)	Actual	0.81%	$1,000.00	$1,078.90	$4.18
	Hypothetical*	0.81%	$1,000.00	$1,020.72	$4.06

Class E(a)	Actual	0.71%	$1,000.00	$1,078.60	$3.66
	Hypothetical*	0.71%	$1,000.00	$1,021.23	$3.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.9%
Precision Castparts Corp.	208,131	$34,268,769
The Boeing Co.	292,480	21,623,046
United Technologies Corp.	256,205	22,676,705

		78,568,520

Auto Components—1.2%
BorgWarner, Inc. (a) (b)	236,408	19,099,402

Automobiles—1.3%
Bayerische Motoren Werke AG (EUR)	206,878	20,645,934

Biotechnology—3.2%
Alexion Pharmaceuticals, Inc. (b)	150,490	7,077,545
Celgene Corp. (b)	436,172	26,309,895
Vertex Pharmaceuticals, Inc. (b)	346,431	18,010,947

		51,398,387

Capital Markets—1.4%
The Charles Schwab Corp.	661,009	10,873,598
The Goldman Sachs Group, Inc.	90,879	12,095,086

		22,968,684

Chemicals—3.5%
E. I. du Pont de Nemours & Co.	455,801	24,636,044
Monsanto Co.	424,386	30,784,961

		55,421,005

Communications Equipment—3.0%
Juniper Networks, Inc. (b)	755,534	23,799,321
QUALCOMM, Inc.	439,788	24,975,561

		48,774,882

Computers & Peripherals—7.6%
Apple, Inc. (b)	197,726	66,370,686
EMC Corp. (a) (b)	1,220,825	33,633,729
NetApp, Inc. (a) (b)	394,837	20,839,497

		120,843,912

Consumer Finance—1.7%
American Express Co.	513,531	26,549,553

Energy Equipment & Services—3.2%
Schlumberger, Ltd.	584,200	50,474,880

Food & Staples Retailing—3.4%
Costco Wholesale Corp. (a)	313,977	25,507,491
Whole Foods Market, Inc.	445,704	28,279,919

		53,787,410

Food Products—1.6%
Green Mountain Coffee Roasters, Inc. (b)	89,172	7,959,493
Mead Johnson Nutrition Co.	262,658	17,742,548

		25,702,041

Security Description	Shares	Value*

Health Care Providers & Services—1.7%
Express Scripts, Inc. (a) (b)	503,467	$27,177,149

Hotels, Restaurants & Leisure—5.7%
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	79,768	24,583,700
Marriott International, Inc. (a)	520,911	18,487,132
McDonald’s Corp.	186,651	15,738,412
Starbucks Corp.	820,933	32,418,644

		91,227,888

Internet & Catalog Retail—4.7%
Amazon.com, Inc. (b)	318,675	65,165,851
HomeAway, Inc. (b)	26,900	1,041,030
priceline.com, Inc. (a) (b)	18,436	9,437,941

		75,644,822

Internet Software & Services—5.1%
Baidu, Inc. (ADR) (b)	200,714	28,126,053
Google, Inc. (Class A) (b)	74,581	37,766,327
Mail.ru Group, Ltd. (GDR) (144A) (a) (b)	96,314	3,000,181
Tencent Holdings, Ltd.(HKD) (a)	376,373	10,332,235
Youku.com, Inc. (ADR) (a) (b)	64,865	2,228,113

		81,452,909

IT Services—5.8%
Cognizant Technology Solutions Corp. (Class A) (b)	202,091	14,821,354
International Business Machines Corp.	258,992	44,430,077
MasterCard, Inc.	108,655	32,742,098

		91,993,529

Life Sciences Tools & Services—3.3%
Agilent Technologies, Inc. (b)	641,464	32,785,225
Illumina, Inc. (a) (b)	275,961	20,738,469

		53,523,694

Machinery—2.4%
Deere & Co.	264,310	21,792,360
Ingersoll-Rand plc	360,101	16,352,186

		38,144,546

Media—2.0%
The Walt Disney Co.	825,654	32,233,532

Oil, Gas & Consumable Fuels—3.0%
Concho Resources, Inc. (b)	143,415	13,172,668
Occidental Petroleum Corp.	330,153	34,349,118

		47,521,786

Personal Products—1.4%
The Estee Lauder Cos., Inc.	217,038	22,830,227

Pharmaceuticals—6.6%
Allergan, Inc.	293,334	24,420,055
Novo Nordisk A/S (ADR)	153,734	19,259,796

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Pfizer, Inc.	1,016,172	$20,933,143
Shire plc (ADR) (a)	274,731	25,882,408
Teva Pharmaceutical Industries, Ltd. (ADR)	314,199	15,150,676

		105,646,078

Road & Rail—1.1%
Union Pacific Corp.	170,907	17,842,691

Semiconductors & Semiconductor Equipment—2.5%
ARM Holdings plc (ADR) (a)	221,488	6,296,904
Atmel Corp. (a) (b)	609,699	8,578,465
Avago Technologies, Ltd.	446,847	16,980,186
Broadcom Corp.	233,635	7,859,481

		39,715,036

Software—7.9%
Oracle Corp.	1,309,147	43,084,028
Red Hat, Inc. (b)	416,341	19,110,052
Salesforce.com, Inc. (a) (b)	193,962	28,896,459
SuccessFactors, Inc. (a) (b)	132,420	3,893,148
VMware, Inc. (a) (b)	310,690	31,140,458

		126,124,145

Specialty Retail—1.7%
Bed Bath & Beyond, Inc. (b)	123,513	7,209,454
Tiffany & Co. (a)	256,343	20,128,052

		27,337,506

Textiles, Apparel & Luxury Goods—7.6%
Burberry Group plc (ADR)	279,458	13,070,251
Coach, Inc.	335,907	21,474,534
Lululemon Athletica, Inc. (a) (b)	70,796	7,916,409
LVMH Moet Hennessy Louis Vuitton S.A. (ADR) (a)	482,181	17,426,021
Nike, Inc. (a)	359,749	32,370,215
Polo Ralph Lauren Corp. (a)	219,878	29,158,022

		121,415,452

Wireless Telecommunication Services—1.3%
American Tower Corp. (b)	388,391	20,324,501

Total Common Stock (Identified Cost $1,248,681,425)		1,594,390,101

Short Term Investments — 10.3%

Mutual Funds—10.1%
State Street Navigator Securities Lending Prime Portfolio (c)	160,949,399	160,949,399

Security Description	Par Amount	Value*

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $2,549,001 on 07/01/11, collateralized by $2,535,000 Federal Home Loan Bank due 09/14/12 with a value of $2,600,133.	$2,549,000	$2,549,000

Total Short Term Investments (Identified Cost $163,498,399)		163,498,399

Total Investments—110.1% (Identified Cost $1,412,179,824) (d)		1,757,888,500
Liabilities in excess of other assets		(160,706,677)

Net Assets—100.0%		$1,597,181,823

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $158,776,200 and the collateral received consisted of cash in the amount of $160,949,399. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,412,179,824. The aggregate unrealized appreciation and depreciation of investments was $353,873,342 and $(8,164,666), respectively, resulting in net unrealized appreciation of $345,708,676 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $3,000,181 which is 0.2% of net assets.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$78,568,520	$—	$—	$78,568,520
Auto Components	19,099,402	—	—	19,099,402
Automobiles	—	20,645,934	—	20,645,934
Biotechnology	51,398,387	—	—	51,398,387
Capital Markets	22,968,684	—	—	22,968,684
Chemicals	55,421,005	—	—	55,421,005
Communications Equipment	48,774,882	—	—	48,774,882
Computers & Peripherals	120,843,912	—	—	120,843,912
Consumer Finance	26,549,553	—	—	26,549,553
Energy Equipment & Services	50,474,880	—	—	50,474,880
Food & Staples Retailing	53,787,410	—	—	53,787,410
Food Products	25,702,041	—	—	25,702,041
Health Care Providers & Services	27,177,149	—	—	27,177,149
Hotels, Restaurants & Leisure	91,227,888	—	—	91,227,888
Internet & Catalog Retail	75,644,822	—	—	75,644,822
Internet Software & Services	68,120,493	13,332,416	—	81,452,909
IT Services	91,993,529	—	—	91,993,529
Life Sciences Tools & Services	53,523,694	—	—	53,523,694
Machinery	38,144,546	—	—	38,144,546
Media	32,233,532	—	—	32,233,532
Oil, Gas & Consumable Fuels	47,521,786	—	—	47,521,786
Personal Products	22,830,227	—	—	22,830,227
Pharmaceuticals	105,646,078	—	—	105,646,078
Road & Rail	17,842,691	—	—	17,842,691
Semiconductors & Semiconductor Equipment	39,715,036	—	—	39,715,036
Software	126,124,145	—	—	126,124,145
Specialty Retail	27,337,506	—	—	27,337,506
Textiles, Apparel & Luxury Goods	121,415,452	—	—	121,415,452
Wireless Telecommunication Services	20,324,501	—	—	20,324,501
Total Common Stock	1,560,411,751	33,978,350	—	1,594,390,101
Short Term Investments
Mutual Funds	160,949,399	—	—	160,949,399
Repurchase Agreement	—	2,549,000	—	2,549,000
Total Short Term Investments	160,949,399	2,549,000	—	163,498,399
Total Investments	$1,721,361,150	$36,527,350	$—	$1,757,888,500

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,757,888,500
Cash		601
Receivable for:
Securities sold		4,281,057
Fund shares sold		486,397
Accrued interest and dividends		1,004,427
Foreign taxes		17,990

Total Assets		1,763,678,972
Liabilities
Payable for:
Securities purchased	$4,102,485
Fund shares redeemed	526,531
Collateral for securities loaned	160,949,399
Accrued expenses:
Management fees	703,774
Distribution and service fees	90,525
Deferred directors’ fees	25,329
Other expenses	99,106

Total Liabilities		166,497,149

Net Assets		$1,597,181,823

Net assets consists of:
Paid in surplus		$995,247,759
Undistributed net investment income		1,831,479
Accumulated net realized gains		254,393,851
Unrealized appreciation on investments and foreign currency transactions		345,708,734

Net Assets		$1,597,181,823

Net Assets
Class A		$1,134,686,962
Class B		452,719,500
Class E		9,775,361

Capital Shares (Authorized) Outstanding
Class A (160,000,000)		86,995,022
Class B (60,000,000)		34,961,694
Class E (5,000,000)		751,656

Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.04
Class B		12.95
Class E		13.01

(a)	Identified cost of investments was $1,412,179,824.
(b)	Includes securities on loan with a value of $158,776,200.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$7,989,660
Interest (b)		118,070

		8,107,730
Expenses
Management fees	$6,346,080
Distribution and service fees—Class B	548,608
Distribution and service fees—Class E	7,390
Directors’ fees and expenses	24,679
Custodian and accounting	85,392
Audit and tax services	16,738
Legal	11,201
Shareholder reporting	88,919
Insurance	14,113
Miscellaneous	13,722

Total expenses	7,156,842
Less broker commission recapture	(159,903)
Management fee waivers	(706,425)	6,290,514

Net Investment Income		1,817,216

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	327,606,941
Futures contracts	4,932,699
Foreign currency transactions	(117,185)	332,422,455

Net change in unrealized appreciation (depreciation) on:
Investments	(153,698,281)
Foreign currency transactions	58	(153,698,223)

Net realized and unrealized gain		178,724,232

Net Increase in Net Assets From Operations		$180,541,448

(a)	Net of foreign taxes of $190,891.
(b)	Includes net income on securities loaned of $116,638.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,817,216	$6,112,879
Net realized gain	332,422,455	63,902,035
Net change in unrealized appreciation (depreciation)	(153,698,223)	170,293,194

Increase in net assets from operations	180,541,448	240,308,108

From Distributions to Shareholders
Net investment income
Class A	(5,304,064)	(9,830,423)
Class B	(247,817)	(1,431,963)
Class E	(13,913)	(42,546)

Total distributions	(5,565,794)	(11,304,932)

Increase (decrease) in net assets from capital share transactions	(865,854,016)	76,972,619

Total increase (decrease) in net assets	(690,878,362)	305,975,795

Net Assets
Beginning of the period	2,288,060,185	1,982,084,390

End of the period	$1,597,181,823	$2,288,060,185

Undistributed Net Investment Income
End of the period	$1,831,479	$5,580,057

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	6,151,740	$77,099,191	23,631,622	$259,834,993
Reinvestments	414,380	5,304,064	855,563	9,830,423
Redemptions	(72,564,119)	(942,299,562)	(20,099,844)	(224,532,861)

Net increase (decrease)	(65,997,999)	$(859,896,307)	4,387,341	$45,132,555

Class B
Sales	3,738,006	$46,538,753	8,103,250	$87,739,550
Reinvestments	19,498	247,817	125,391	1,431,963
Redemptions	(4,175,661)	(51,570,729)	(5,314,982)	(57,129,827)

Net increase (decrease)	(418,157)	$(4,784,159)	2,913,659	$32,041,686

Class E
Sales	53,281	$668,933	262,286	$2,987,878
Reinvestments	1,090	13,913	3,713	42,546
Redemptions	(148,455)	(1,856,396)	(294,902)	(3,232,046)

Net decrease	(94,084)	$(1,173,550)	(28,903)	$(201,622)

Increase (decrease) derived from capital share transactions		$(865,854,016)		$76,972,619

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.11		$10.91	$7.81	$13.62	$12.71	$12.38

Income (Loss) From Investment Operations
Net investment income	0.01	(a)	0.04 (a)	0.04 (a)	0.05 (a)	0.06 (a)	0.03
Net realized and unrealized gain (loss) on investments	0.95		1.23	3.08	(4.61)	1.39	0.31

Total from investment operations	0.96		1.27	3.12	(4.56)	1.45	0.34

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	(0.02)	(0.28)	(0.06)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.97)	(0.48)	(0.01)

Total distributions	(0.03)		(0.07)	(0.02)	(1.25)	(0.54)	(0.01)

Net Asset Value, End of Period	$13.04		$12.11	$10.91	$7.81	$13.62	$12.71

Total Return (%)	7.97	(b)	11.63	39.99	(36.43)	11.67	2.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(c)	0.64	0.66	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (d)	0.56	(c)	0.59	0.64	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.21	(c)	0.35	0.44	0.47	0.44	0.31
Portfolio turnover rate (%)	60	(c)	66	58	78	71	66
Net assets, end of period (in millions)	$1,134.69		$1,852.81	$1,621.03	$673.25	$1,016.21	$1,012.20

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$12.01		$10.83	$7.76		$13.53	$12.63	$12.33

Income (Loss) From Investment Operations
Net investment income	0.00	(a)(e)	0.01 (a)	0.02	(a)	0.02 (a)	0.02 (a)	0.01
Net realized and unrealized gain (loss) on investments	0.95		1.21	3.05		(4.57)	1.39	0.30

Total from investment operations	0.95		1.22	3.07		(4.55)	1.41	0.31

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	0.00		(0.25)	(0.03)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.01)		(0.04)	0.00		(1.22)	(0.51)	(0.01)

Net Asset Value, End of Period	$12.95		$12.01	$10.83		$7.76	$13.53	$12.63

Total Return (%)	7.89	(b)	11.31	39.56		(36.54)	11.39	2.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(c)	0.89	0.91		0.92	0.92	0.94
Net ratio of expenses to average net assets (%) (d)	0.81	(c)	0.84	0.89		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.03	(c)	0.10	0.20		0.22	0.18	0.06
Portfolio turnover rate (%)	60	(c)	66	58		78	71	66
Net assets, end of period (in millions)	$452.72		$425.04	$351.54		$224.10	$293.81	$300.05

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$12.07		$10.88	$7.78		$13.58	$12.67	$12.36

Income (Loss) From Investment Operations
Net investment income	0.01	(a)	0.02 (a)	0.03	(a)	0.03 (a)	0.04 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.95		1.22	3.07		(4.60)	1.39	0.30

Total from investment operations	0.96		1.24	3.10		(4.57)	1.43	0.32

Less Distributions
Distributions from net investment income	(0.02)		(0.05)	0.00		(0.26)	(0.04)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00		(0.97)	(0.48)	(0.01)

Total distributions	(0.02)		(0.05)	0.00		(1.23)	(0.52)	(0.01)

Net Asset Value, End of Period	$13.01		$12.07	$10.88		$7.78	$13.58	$12.67

Total Return (%)	7.86	(b)	11.44	39.88		(36.57)	11.54	2.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(c)	0.79	0.81		0.82	0.82	0.84
Net ratio of expenses to average net assets (%) (d)	0.71	(c)	0.74	0.79		N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.13	(c)	0.21	0.30		0.31	0.28	0.24
Portfolio turnover rate (%)	60	(c)	66	58		78	71	66
Net assets, end of period (in millions)	$9.78		$10.21	$9.51		$6.35	$12.31	$13.09

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$6,346,080	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1.0 billion
0.100%	On the next $1.0 billion
0.080%	On amounts in excess of $2.0 billion

Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$606,344,138	$0	$1,395,326,882

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio bought and sold $354,342,876 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $4,932,699 which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$11,304,932	$1,463,355	$—	$—	$—	$—	$11,304,932	$1,463,355

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,599,389	$—	$491,548,037	$(70,169,684)	$426,977,742

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$23,998,541	$46,171,143	$70,169,684

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 10.32%, 10.19%, and 10.24%, respectively, compared to its benchmark, the Russell 2000 Index1, which returned 6.21%.

MARKET ENVIRONMENT/CONDITIONS

After beginning the year strong, global equities were relatively unchanged in the second quarter, although volatility was elevated. For the six-months ended June 30, 2011, the S&P 500 Index was up 6.02%. This compares to the 6.37% return of the Russell 1000 Index, but is below the 8.08% return of the Russell Midcap Index. Small caps, as measured by the Russell 2000 Index, returned 6.21% for the same time period. Global indices posted slightly worse results with the MSCI All-Country World Index up 4.68%, while the MSCI Emerging Markets Index returned 0.88%.

Overall concerns regarding global economic trends prompted investors to adopt a more risk adverse posture during the second quarter. Specifically, the end of the Federal Reserve’s quantitative easing (QE2), weaker domestic economic statistics in May and June, and continued softness in housing all weighed on the market. Globally, European sovereign debt issues (Greece, Portugal, etc.) combined with slower growth in emerging markets, such as China and Brazil, all acted to diminish economic expectations.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six months ended June 30, 2011, the Portfolio outperformed the Russell 2000 Index primarily due to good stock selection in the Consumer Discretionary, Industrials, and Information Technology sectors. Marginally offsetting this was an underweight in the Telecommunications sector.

In the Consumer Discretionary sector, the top performing stocks were Tempur-Pedic International and Amerigon. Tempur-Pedic rose in the first half of the year as the company continued to deliver strong revenue growth, improving margins, and accelerating free cash flow, which was driven by their robust product line-up. Amerigon, an automotive supply company, produces climate controlled seat systems for cars. The big factor that affected the stock price was their announced acquisition of W.E.T. Automotive Systems.

In Industrials, the top stocks were Polypore International and Chart Industries. Polypore International, an industrial filtration company, earned the majority of its return in the first quarter after reporting accelerating demand across all of its business segments. Chart Industries, a maker of equipment to produce and store industrial gases, rose primarily in the first quarter after handily beating analysts’ earnings estimates. A recovery in the company’s energy and chemicals segment along with good results from its distribution and storage segment drove the stock higher.

Within the Information Technology sector, IPG Photonics and Varian Semiconductor Equipment were the top performers. IPG Photonics, a telecom equipment company, rose after reporting stellar results due to significant leverage in their business model. The company was able to utilize available capacity without a significant increase in costs. Varian Semiconductor Equipment soared after Applied Materials agreed to buy the company at a substantial premium.

The slight underperformance in Telecommunications was primarily due to the performance of Neutral Tandem, which we sold.

During the six-month period, we did not make any significant changes to the Portfolio, but we did make small adjustments by reducing the Information Technology and Financials weightings and increasing the Industrials and Healthcare weightings. As is always the case, these adjustments reflect current valuations and changes in fundamental prospects. Within Technology, we harvested gains in some of the Portfolio’s winners and sold Constant Contact and Ciena due to poor fundamental outlooks, in our opinion. Within Financials, we reduced the Portfolio’s weight evenly across industries, but the majority of the reduction was derived from capital markets and insurance. In Industrials, we added machinery and construction distribution companies as we believed they had an improving fundamental outlook. In the Healthcare sector, we added companies from a diversified group of industries.

John J. Slavik, CFA

Mark F. Burns, CFA

Joseph R. Gatz, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	10.32	45.27	6.99	6.85	—
Class B	10.19	44.92	6.72	—	10.53
Class E	10.24	45.06	6.83	6.70	—
Russell 2000 Index	6.21	37.41	4.08	6.27	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, and Class E shares are 5/2/94, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Oceaneering International, Inc.	1.0
Signature Bank	1.0
Waste Connections, Inc.	1.0
Atlas Air Worldwide Holdings, Inc.	0.9
Stifel Financial Corp.	0.9
Tenneco, Inc.	0.9
Ariba, Inc.	0.8
Genesee & Wyoming, Inc.	0.8
Comstock Resources, Inc.	0.7
Rosetta Resources, Inc.	0.7

Top Sectors

% of Net Assets
Industrials	19.2
Financials	18.3
Information Technology	18.0
Consumer Discretionary	14.4
Health Care	11.3
Energy	6.9
Materials	5.0
Consumer Staples	2.9
Utilities	2.3
Cash & Equivalents	1.7

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.90%	$1,000.00	$1,103.20	$4.69
	Hypothetical*	0.90%	$1,000.00	$1,020.27	$4.51

Class B(a)	Actual	1.15%	$1,000.00	$1,101.90	$5.99
	Hypothetical*	1.15%	$1,000.00	$1,019.02	$5.76

Class E(a)	Actual	1.05%	$1,000.00	$1,102.40	$5.47
	Hypothetical*	1.05%	$1,000.00	$1,019.52	$5.26

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
HEICO Corp. (Class B) (a)	40,654	$2,225,400
Hexcel Corp. (b)	110,679	2,422,763

		4,648,163

Air Freight & Logistics—1.4%
Atlas Air Worldwide Holdings, Inc. (a) (b)	70,517	4,196,466
HUB Group, Inc. (b)	55,824	2,102,332

		6,298,798

Auto Components—1.8%
Amerigon, Inc. (a) (b)	116,699	2,028,229
Dana Holding Corp. (b)	133,222	2,437,963
Tenneco, Inc. (b)	87,734	3,866,437

		8,332,629

Biotechnology—1.4%
Cepheid, Inc. (a) (b)	58,204	2,016,186
Genomic Health, Inc. (a) (b)	50,093	1,398,096
Incyte Corp., Ltd. (a) (b)	70,574	1,336,671
Pharmasset, Inc. (a) (b)	13,808	1,549,258

		6,300,211

Building Products—1.1%
Armstrong World Industries, Inc. (a) (b)	26,282	1,197,408
Griffon Corp. (a) (b)	87,810	885,125
NCI Building Systems, Inc. (a) (b)	120,431	1,371,709
Trex Co., Inc. (a) (b)	57,385	1,404,785

		4,859,027

Capital Markets—2.2%
Ares Capital Corp. (a)	127,520	2,049,246
Evercore Partners, Inc. (a)	60,096	2,002,399
Fifth Street Finance Corp. (a)	184,048	2,134,957
Stifel Financial Corp. (a) (b)	111,332	3,992,365

		10,178,967

Chemicals—3.0%
Chemtura Corp. (b)	114,685	2,087,267
Ferro Corp. (a) (b)	140,661	1,890,484
Koppers Holdings, Inc. (a)	54,232	2,057,020
Minerals Technologies, Inc. (a)	18,036	1,195,606
Olin Corp. (a)	56,123	1,271,747
Omnova Solutions, Inc. (a) (b)	99,453	692,193
W.R. Grace & Co. (b)	64,254	2,931,910
Zep, Inc. (a)	67,400	1,273,860

		13,400,087

Commercial Banks—5.3%
Cathay General Bancorp (a)	151,143	2,477,234
City National Corp. (a)	42,911	2,327,922
CVB Financial Corp. (a)	135,149	1,250,128
First Financial Bancorp (a)	131,427	2,193,516
Iberiabank Corp. (a)	34,714	2,000,915
Pinnacle Financial Partners, Inc. (a) (b)	89,562	1,393,585
Popular, Inc. (b)	539,913	1,490,160

Security Description	Shares	Value*

Commercial Banks—(Continued)
Prosperity Bancshares, Inc. (a)	44,806	$1,963,399
Signature Bank (a) (b)	76,904	4,398,909
SVB Financial Group (a) (b)	35,139	2,098,149
Wintrust Financial Corp. (a)	70,706	2,275,319

		23,869,236

Commercial Services & Supplies—3.2%
KAR Auction Services, Inc. (a) (b)	83,317	1,575,525
McGrath Rentcorp (a)	59,018	1,657,225
Mobile Mini, Inc. (a) (b)	76,622	1,623,620
Rollins, Inc. (a)	135,607	2,763,671
Standard Parking Corp. (a) (b)	113,328	1,809,848
Team, Inc. (a) (b)	27,286	658,411
Waste Connections, Inc. (a)	137,067	4,349,136

		14,437,436

Communications Equipment—1.9%
ADTRAN, Inc.	32,013	1,239,223
Aruba Networks, Inc. (a) (b)	51,353	1,517,481
Brocade Communications Systems, Inc. (b)	351,755	2,272,337
Harmonic, Inc. (a) (b)	201,950	1,460,099
Netgear, Inc. (a) (b)	48,407	2,116,354

		8,605,494

Construction & Engineering—0.6%
MasTec, Inc. (a) (b)	69,205	1,364,722
MYR Group, Inc. (a) (b)	53,079	1,242,049

		2,606,771

Consumer Finance—1.6%
Cash America International, Inc. (a)	48,122	2,784,820
Dollar Financial Corp. (b)	134,082	2,902,876
First Cash Financial Services, Inc. (b)	41,475	1,741,535

		7,429,231

Containers & Packaging—0.3%
Temple-Inland, Inc.	44,871	1,334,464

Distributors—0.2%
Core-Mark Holding Co., Inc. (a) (b)	26,618	950,263

Diversified Consumer Services—0.4%
K12, Inc. (a) (b)	60,427	2,002,551

Diversified Financial Services—1.3%
MarketAxess Holdings, Inc. (a)	90,583	2,270,010
MSCI, Inc. (b)	49,839	1,877,933
PHH Corp. (a) (b)	75,626	1,551,846

		5,699,789

Electric Utilities—1.3%
Allete, Inc. (a)	45,545	1,869,167
ITC Holdings Corp.	32,256	2,315,013
UIL Holdings Corp. (a)	58,660	1,897,651

		6,081,831

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electrical Equipment—2.6%
AZZ, Inc. (a)	45,212	$2,070,710
EnerSys (b)	56,158	1,932,958
GrafTech International, Ltd. (a) (b)	89,729	1,818,807
II-VI, Inc. (a) (b)	85,138	2,179,533
Polypore International, Inc. (b)	25,603	1,736,907
Thomas & Betts Corp. (b)	40,134	2,161,216

		11,900,131

Electronic Equipment, Instruments & Components—3.6%
Cognex Corp. (a)	55,466	1,965,160
GSI Group, Inc. (b)	84,911	1,023,178
IPG Photonics Corp. (b)	26,795	1,948,264
Littelfuse, Inc. (a) (b)	31,401	1,843,867
Maxwell Technologies, Inc. (a) (b)	88,218	1,428,249
Measurement Specialties, Inc. (a) (b)	36,035	1,286,450
Methode Electronics, Inc. (a)	130,520	1,515,337
Rofin-Sinar Technologies, Inc. (a) (b)	18,171	620,540
Rogers Corp. (a) (b)	30,024	1,387,109
Scansource, Inc. (a) (b)	67,983	2,548,003
TTM Technologies, Inc. (b)	62,818	1,006,344

		16,572,501

Energy Equipment & Services—2.7%
Dresser-Rand Group, Inc. (a) (b)	45,642	2,453,257
Helix Energy Solutions Group, Inc. (a) (b)	68,394	1,132,605
Lufkin Industries, Inc. (a)	32,194	2,770,294
Newpark Resources, Inc. (a) (b)	150,315	1,363,357
Oceaneering International, Inc.	111,106	4,499,793

		12,219,306

Food & Staples Retailing—0.8%
Spartan Stores, Inc. (a)	100,389	1,960,597
The Fresh Market, Inc. (a) (b)	44,022	1,702,771

		3,663,368

Food Products—2.1%
Corn Products International, Inc.	41,001	2,266,535
Darling International, Inc. (a) (b)	123,389	2,183,985
Diamond Foods, Inc. (a)	27,499	2,099,274
Fresh Del Monte Produce, Inc. (a) (b)	41,890	1,117,206
J&J Snack Foods Corp. (a)	38,615	1,924,958

		9,591,958

Gas Utilities—0.7%
UGI Corp.	95,189	3,035,577

Health Care Equipment & Supplies—3.6%
Accuray, Inc. (a) (b)	159,486	1,277,483
Alere, Inc. (a) (b)	48,615	1,780,281
Cyberonics, Inc. (a) (b)	34,180	955,331
DexCom, Inc. (a) (b)	65,367	947,168
Insulet Corp. (a) (b)	97,006	2,150,623
Natus Medical, Inc. (b)	117,673	1,782,746
SurModics, Inc. (b)	36,840	408,924
Teleflex, Inc. (a)	26,766	1,634,332

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Volcano Corp. (a) (b)	66,147	$2,135,886
West Pharmaceutical Services, Inc. (a)	20,263	886,709
Zoll Medical Corp. (a) (b)	40,603	2,300,566

		16,260,049

Health Care Providers & Services—4.2%
ExamWorks Group, Inc. (a) (b)	115,386	2,929,651
Hanger Orthopedic Group, Inc. (b)	83,771	2,049,876
HMS Holdings Corp. (b)	30,843	2,370,901
Mednax, Inc. (b)	27,071	1,954,255
MWI Veterinary Supply, Inc. (a) (b)	18,399	1,486,087
PSS World Medical, Inc. (a) (b)	81,210	2,274,692
Team Health Holdings, Inc. (b)	91,149	2,051,764
Vanguard Health Systems, Inc. (b)	64,156	1,101,559
WellCare Health Plans, Inc. (a) (b)	59,097	3,038,177

		19,256,962

Health Care Technology—0.6%
SXC Health Solutions Corp. (b)	44,640	2,630,189

Hotels, Restaurants & Leisure—1.9%
Bob Evans Farms, Inc. (a)	30,311	1,059,976
Isle of Capri Casinos, Inc. (a) (b)	111,558	987,288
Panera Bread Co. (a) (b)	14,893	1,871,454
Six Flags Entertainment Corp. (a)	22,846	855,583
Texas Roadhouse, Inc. (a) (b)	109,225	1,915,260
Wyndham Worldwide Corp.	54,455	1,832,411

		8,521,972

Household Durables—1.1%
Jarden Corp. (a) (b)	45,023	1,553,744
La-Z-Boy, Inc. (a) (b)	95,623	943,799
Leggett & Platt, Inc.	28,043	683,688
Tempur-Pedic International, Inc. (a) (b)	29,662	2,011,677

		5,192,908

Industrial Conglomerates—0.4%
Raven Industries, Inc. (a)	30,212	1,683,111

Insurance—2.1%
Employers Holdings, Inc. (a)	107,047	1,795,178
HCC Insurance Holdings, Inc.	66,562	2,096,703
Old Republic International Corp. (a)	114,406	1,344,271
ProAssurance Corp. (b)	28,369	1,985,830
Reinsurance Group of America, Inc.	37,022	2,253,159

		9,475,141

Internet & Catalog Retail—0.2%
HSN, Inc. (a) (b)	31,219	1,027,729

Internet Software & Services—3.2%
Ancestry.com, Inc. (a) (b)	42,839	1,773,106
comScore, Inc. (b)	62,474	1,618,077
DealerTrack Holdings, Inc. (b)	86,925	1,994,929
Dice Holdings, Inc. (a) (b)	112,280	1,518,026

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
IAC/InterActiveCorp. (b)	44,573	$1,701,351
Perficient, Inc. (a) (b)	62,766	643,979
Travelzoo, Inc. (a) (b)	18,150	1,173,216
Vocus, Inc. (b)	71,409	2,185,829
WebMD Health Corp. (b)	40,716	1,855,835

		14,464,348

IT Services—1.1%
InterXion Holding NV (b)	121,022	1,832,273
Wright Express Corp. (a) (b)	57,283	2,982,726

		4,814,999

Life Sciences Tools & Services—0.2%
Pharmaceutical Product Development, Inc.	36,832	988,571

Machinery—4.8%
Actuant Corp. (a)	77,221	2,071,840
Alamo Group, Inc. (a)	26,859	636,558
Albany International Corp. (a)	109,911	2,900,551
Altra Holdings, Inc. (a) (b)	97,614	2,341,760
Chart Industries, Inc. (a) (b)	34,184	1,845,252
Commercial Vehicle Group, Inc. (a) (b)	73,328	1,040,524
John Bean Technologies Corp. (a)	67,488	1,303,868
Middleby Corp. (a) (b)	9,541	897,236
RBC Bearings, Inc. (a) (b)	72,304	2,730,199
Robbins & Myers, Inc.	47,137	2,491,191
Wabash National Corp. (a) (b)	99,745	934,611
Wabtec Corp.	11,578	760,906
Westport Innovations, Inc. (a) (b)	83,466	2,004,853

		21,959,349

Marine—0.3%
Kirby Corp. (a) (b)	27,014	1,530,883

Media—2.5%
Arbitron, Inc. (a)	37,093	1,533,054
IMAX Corp. (a) (b)	61,766	2,003,071
John Wiley & Sons, Inc.	52,043	2,706,757
Liberty Media Starz Group (Series A) (b)	35,017	2,634,679
Madison Square Garden, Inc. (b)	34,304	944,389
MDC Partners, Inc.	81,281	1,467,935

		11,289,885

Metals & Mining—1.5%
Haynes International, Inc. (a)	24,355	1,508,305
Horsehead Holding Corp. (a) (b)	137,342	1,829,396
Reliance Steel & Aluminum Co.	42,736	2,121,842
Schnitzer Steel Industries, Inc. (a)	25,090	1,445,184

		6,904,727

Multiline Retail—0.4%
Fred’s, Inc. (a)	116,167	1,676,290

Oil, Gas & Consumable Fuels—4.2%
Approach Resources, Inc. (b)	55,127	1,249,729
Berry Petroleum Co. (a)	40,719	2,163,401

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Brigham Exploration Co. (a) (b)	46,238	$1,383,903
Cloud Peak Energy, Inc. (a) (b)	77,676	1,654,499
Comstock Resources, Inc. (a) (b)	110,937	3,193,876
Energy Partners, Ltd. (a) (b)	120,758	1,788,426
Magnum Hunter Resources Corp. (b)	101,659	687,215
Oasis Petroleum, Inc. (a) (b)	46,371	1,376,291
Rosetta Resources, Inc. (b)	61,922	3,191,460
SemGroup Corp. (b)	14,727	378,042
World Fuel Services Corp. (a)	53,199	1,911,440

		18,978,282

Paper & Forest Products—0.2%
Deltic Timber Corp. (a)	15,928	855,174

Pharmaceuticals—1.3%
Aegerion Pharmaceuticals, Inc. (b)	59,467	936,606
Auxilium Pharmaceuticals, Inc. (b)	62,600	1,226,960
Impax Laboratories, Inc. (b)	56,200	1,224,598
Obagi Medical Products, Inc. (a) (b)	70,477	664,598
Questcor Pharmaceuticals, Inc. (a) (b)	68,752	1,656,923

		5,709,685

Professional Services—1.5%
CoStar Group, Inc. (b)	27,691	1,641,522
The Advisory Board Co. (a) (b)	50,395	2,916,863
The Corporate Executive Board Co.	54,885	2,395,730

		6,954,115

Real Estate Investment Trusts—5.0%
American Campus Communities, Inc. (a)	72,317	2,568,700
BioMed Realty Trust, Inc. (a)	125,651	2,417,525
DuPont Fabros Technology, Inc. (a)	88,770	2,237,004
Hersha Hospitality Trust	355,881	1,982,257
Home Properties, Inc. (a)	29,420	1,791,090
Mid-America Apartment Communities, Inc. (a)	32,646	2,202,626
National Retail Properties, Inc.	68,839	1,687,244
Omega Healthcare Investors, Inc.	56,651	1,190,237
Potlatch Corp. (a)	43,620	1,538,477
Sovran Self Storage, Inc.	32,354	1,326,514
U-Store-It Trust	173,351	1,823,653
UDR, Inc. (a)	73,787	1,811,471

		22,576,798

Road & Rail—1.4%
Genesee & Wyoming, Inc. (a) (b)	56,473	3,311,577
Old Dominion Freight Line, Inc. (a) (b)	51,785	1,931,581
Vitran Corp., Inc. (b)	73,569	934,326

		6,177,484

Semiconductors & Semiconductor Equipment—4.3%
Cavium, Inc. (a) (b)	40,570	1,768,446
Ceva, Inc. (a) (b)	48,756	1,485,108
Cymer, Inc. (a) (b)	37,208	1,842,168
GT Solar International, Inc. (a) (b)	136,984	2,219,141
Hittite Microwave Corp. (a) (b)	31,092	1,924,906

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Inphi Corp. (b)	87,764	$1,527,094
Netlogic Microsystems, Inc. (a) (b)	41,401	1,673,428
PMC-Sierra, Inc. (b)	135,633	1,026,742
Power Integrations, Inc. (a)	34,856	1,339,516
Semtech Corp. (a) (b)	54,363	1,486,284
Silicon Laboratories, Inc. (b)	34,887	1,439,438
Teradyne, Inc. (a) (b)	87,970	1,301,956
TriQuint Semiconductor, Inc. (a) (b)	59,127	602,504

		19,636,731

Software—3.9%
Ariba, Inc. (a) (b)	97,192	3,350,208
Concur Technologies, Inc. (a) (b)	36,404	1,822,748
Monotype Imaging Holdings, Inc. (a) (b)	63,631	899,106
Progress Software Corp. (b)	75,930	1,832,191
QLIK Technologies, Inc. (b)	54,168	1,844,962
Radiant Systems, Inc. (b)	60,939	1,273,625
Sourcefire, Inc. (a) (b)	67,255	1,998,819
SS&C Technologies Holdings, Inc. (a) (b)	69,708	1,385,098
SuccessFactors, Inc. (a) (b)	48,085	1,413,699
Ultimate Software Group, Inc. (a) (b)	34,250	1,864,228

		17,684,684

Specialty Retail—4.0%
Asbury Automotive Group, Inc. (a) (b)	90,902	1,684,414
Destination Maternity Corp. (a)	30,165	602,697
DSW, Inc. (Class A) (a) (b)	43,387	2,195,816
Genesco, Inc. (a) (b)	43,591	2,271,091
Hibbett Sports, Inc. (a) (b)	53,620	2,182,870
HOT Topic, Inc. (a)	258,298	1,921,737
PEP Boys-Manny, Moe & Jack (a)	171,197	1,871,183
Sally Beauty Holdings, Inc. (a) (b)	121,860	2,083,806
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	27,894	1,801,395
Vitamin Shoppe, Inc. (a) (b)	36,733	1,680,902

		18,295,911

Textiles, Apparel & Luxury Goods—1.8%
Deckers Outdoor Corp. (a) (b)	22,254	1,961,468
G-III Apparel Group, Ltd. (a) (b)	51,096	1,761,790
Kenneth Cole Productions, Inc. (a) (b)	37,872	473,021
Movado Group, Inc. (a) (b)	102,252	1,749,532
Phillips-Van Heusen Corp.	28,169	1,844,224
Vera Bradley, Inc. (a) (b)	10,046	383,757

		8,173,792

Thrifts & Mortgage Finance—0.9%
BankUnited, Inc. (a)(b)	51,407	1,364,342
Capitol Federal Financial, Inc.	118,771	1,396,747
First Niagara Financial Group, Inc.	87,656	1,157,059

		3,918,148

Security Description	Shares/Par Amount	Value*

Trading Companies & Distributors—1.0%
H&E Equipment Services, Inc. (a) (b)	89,637	$1,254,021
Rush Enterprises, Inc. (a) (b)	70,728	1,345,954
Titan Machinery, Inc. (a) (b)	69,150	1,990,137

		4,590,112

Water Utilities—0.2%
Middlesex Water Co. (a)	61,079	1,134,848

Total Common Stock (Identified Cost $325,024,821)		446,380,666

Short Term Investments—29.4%

Mutual Funds—27.9%
State Street Navigator Securities Lending Prime Portfolio (c)	126,882,034	126,882,034

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $6,675,002 on 07/01/11, collateralized by $7,030,000 Federal Home Loan Mortgage Corp. due 11/10/20 with a value of $6,810,313	$6,675,000	6,675,000

Total Short Term Investments (Identified Cost $133,557,034)		133,557,034

Total Investments—127.7% (Identified Cost $458,581,855) (d)		579,937,700
Liabilities in excess of other assets		(125,937,412)

Net Assets—100.0%		$454,000,288

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $125,057,341 and the collateral received consisted of cash in the amount of $126,882,034. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $458,584,342. The aggregate unrealized appreciation and depreciation of investments was $126,163,930 and $(4,810,572), respectively, resulting in net unrealized appreciation of $121,353,358 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$446,380,666	$—	$—	$446,380,666
Short Term Investments
Mutual Funds	126,882,034	—	—	126,882,034
Repurchase Agreement	—	6,675,000	—	6,675,000
Total Short Term Investments	126,882,034	6,675,000	—	133,557,034
Total Investments	$573,262,700	$6,675,000	$—	$579,937,700

*	See Schedule of Investments for additional detailed categorizations.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$579,937,700
Cash		73
Receivable for:
Securities sold		4,589,172
Fund shares sold		197,809
Accrued interest and dividends		264,053

Total Assets		584,988,807
Liabilities
Payable for:
Securities purchased	$3,173,893
Fund shares redeemed	494,742
Collateral for securities loaned	126,882,034
Accrued expenses:
Management fees	306,237
Distribution and service fees	35,828
Deferred directors’ fees	36,309
Other expenses	59,476

Total Liabilities		130,988,519

Net Assets		$454,000,288

Net assets consists of:
Paid in surplus		$332,527,427
Undistributed net investment loss		(162,176)
Accumulated net realized gains		279,192
Unrealized appreciation on investments		121,355,845

Net Assets		$454,000,288

Net Assets
Class A		$256,621,219
Class B		156,684,529
Class E		40,694,540

Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,044,314
Class B (1,500,000)		651,711
Class E (1,000,000)		167,805

Net Asset Value, Offering and Redemption Price Per Share
Class A		$245.73
Class B		240.42
Class E		242.51

(a)	Identified cost of investments was $458,581,855.
(b)	Includes securities on loan with a value of $125,057,341.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$1,805,030
Interest (b)		121,138

		1,926,168
Expenses
Management fees	$1,993,315
Distribution and service fees—Class B	186,505
Distribution and service fees—Class E	31,160
Directors’ fees and expenses	25,742
Custodian and accounting	27,414
Audit and tax services	16,626
Legal	2,568
Shareholder reporting	42,564
Insurance	2,236
Miscellaneous	3,488

Total expenses	2,331,618
Less broker commission recapture	(27,283)
Management fee waivers	(110,740)	2,193,595

Net Investment Loss		(267,427)

Net Realized and Unrealized Gain
Net realized gain on:
Investments		33,762,134
Net change in unrealized appreciation on:
Investments		9,665,560

Net realized and unrealized gain		43,427,694

Net Increase in Net Assets From Operations		$43,160,267

(a)	Net of foreign taxes of $1,482.
(b)	Includes net income on securities loaned of $120,646.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(267,427)	$522,664
Net realized gain	33,762,134	48,417,221
Net change in unrealized appreciation	9,665,560	45,563,883

Increase in net assets from operations	43,160,267	94,503,768

From Distributions to Shareholders
Net investment income
Class A	(267,020)	(210,309)

Total distributions	(267,020)	(210,309)

Decrease in net assets from capital share transactions	(16,783,498)	(36,835,275)

Total increase in net assets	26,109,749	57,458,184

Net Assets
Beginning of the period	427,890,539	370,432,355

End of the period	$454,000,288	$427,890,539

Undistributed Net Investment Income (Loss)
End of the period	$(162,176)	$372,271

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	29,583	$7,027,641	48,371	$9,053,621
Reinvestments	1,092	267,020	1,074	210,309
Redemptions	(82,403)	(19,535,800)	(199,553)	(37,348,157)

Net decrease	(51,728)	$(12,241,139)	(150,108)	$(28,084,227)

Class B
Sales	55,119	$12,854,236	95,107	$17,421,384
Redemptions	(52,944)	(12,239,691)	(99,501)	(18,143,919)

Net increase (decrease)	2,175	$614,545	(4,394)	$(722,535)

Class E
Sales	8,583	$2,012,871	12,431	$2,314,461
Redemptions	(30,638)	(7,169,775)	(55,176)	(10,342,974)

Net decrease	(22,055)	$(5,156,904)	(42,745)	$(8,028,513)

Decrease derived from capital share transactions		$(16,783,498)		$(36,835,275)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$222.98		$175.00	$134.79	$247.66	$249.37		$232.80

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	0.43 (a)	0.31 (a)	0.56 (a)	(0.08	)(a)	0.45
Net realized and unrealized gain (loss) on investments	23.03		47.73	40.31	(79.58)	28.82		37.97

Total from investment operations	23.00		48.16	40.62	(79.02)	28.74		38.42

Less Distributions
Distributions from net investment income	(0.25)		(0.18)	(0.41)	0.00	(0.22)		0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(33.85)	(30.23)		(21.85)

Total distributions	(0.25)		(0.18)	(0.41)	(33.85)	(30.45)		(21.85)

Net Asset Value, End of Period	$245.73		$222.98	$175.00	$134.79	$247.66		$249.37

Total Return (%)	10.32	(b)	27.53	30.25	(35.89)	11.90		16.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(c)	0.96	0.99	0.96	0.95		0.98
Net ratio of expenses to average net assets (%) (d)	0.90	(c)	0.91	0.94	0.91	0.90		0.93
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(c)	0.23	0.22	0.31	(0.03)		0.18
Portfolio turnover rate (%)	49	(c)	61	68	76	64		76
Net assets, end of period (in millions)	$256.62		$244.39	$218.08	$192.12	$365.44		$371.96

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$218.20		$171.53		$132.03		$243.90	$246.37		$230.75

Income (Loss) From Investment Operations
Net investment income (loss)	(0.31	)(a)	(0.02	)(a)	(0.05	)(a)	0.12 (a)	(0.67	)(a)	0.12
Net realized and unrealized gain (loss) on investments	22.53		46.69		39.55		(78.14)	28.43		37.35

Total from investment operations	22.22		46.67		39.50		(78.02)	27.76		37.47

Less Distributions
Distributions from net realized capital gains	0.00		0.00		0.00		(33.85)	(30.23)		(21.85)

Total distributions	0.00		0.00		0.00		(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$240.42		$218.20		$171.53		$132.03	$243.90		$246.37

Total Return (%)	10.19	(b)	27.21		29.93		(36.06)	11.63		16.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(c)	1.21		1.24		1.21	1.20		1.23
Net ratio of expenses to average net assets (%) (d)	1.15	(c)	1.16		1.19		1.16	1.15		1.18
Ratio of net investment income (loss) to average net assets (%)	(0.27	)(c)	(0.01)		(0.03)		0.07	(0.27)		(0.02)
Portfolio turnover rate (%)	49	(c)	61		68		76	64		76
Net assets, end of period (in millions)	$156.68		$141.73		$112.17		$74.96	$108.14		$67.36

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$219.99		$172.77		$132.99	$245.18	$247.29		$231.34

Income (Loss) From Investment Operations
Net investment income (loss)	(0.20	)(a)	0.14	(a)	0.09 (a)	0.28 (a)	(0.45	)(a)	0.14
Net realized and unrealized gain (loss) on investments	22.72		47.08		39.83	(78.62)	28.57		37.66

Total from investment operations	22.52		47.22		39.92	(78.34)	28.12		37.80

Less Distributions
Distributions from net investment income	0.00		0.00		(0.14)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		0.00	(33.85)	(30.23)		(21.85)

Total distributions	0.00		0.00		(0.14)	(33.85)	(30.23)		(21.85)

Net Asset Value, End of Period	$242.51		$219.99		$172.77	$132.99	$245.18		$247.29

Total Return (%)	10.24	(b)	27.34		30.05	(35.99)	11.73		16.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(c)	1.11		1.14	1.11	1.10		1.13
Net ratio of expenses to average net assets (%) (d)	1.05	(c)	1.06		1.09	1.06	1.05		1.08
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(c)	0.08		0.07	0.15	(0.18)		0.03
Portfolio turnover rate (%)	49	(c)	61		68	76	64		76
Net assets, end of period (in millions)	$40.69		$41.77		$40.19	$35.05	$63.43		$59.82

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$1,993,315	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.050% of average daily net assets. An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$108,769,789	$0	$124,345,757

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$210,309	$593,779	$—	$—	$—	$—	$210,309	$593,779

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$404,825	$—	$110,823,645	$(32,616,302)	$78,612,168

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$32,616,302	$32,616,302

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 13.89%, 13.73%, and 13.88%, respectively, compared to its benchmark, the Russell 2000 Growth Index1, which returned 8.59%.

MARKET ENVIRONMENT/CONDITIONS

After beginning the year strong, global equities were relatively unchanged in the second quarter, although volatility was elevated. For the six months ended June 30, 2011 the S&P 500 Index was up 6.02%. This compares to the 6.37% return of the Russell 1000 Index, but is below the 8.08% return of the Russell Midcap Index. Small caps, as measured by the Russell 2000 Index, returned 6.21% for the same time period. Global indices posted slightly worse results with the MSCI All-Country World Index up 4.68%, while the MSCI Emerging Markets Index returned 0.88%.

Overall concerns regarding global economic trends prompted investors to adopt a more risk adverse posture during the second quarter. Specifically, the end of the Federal Reserve’s quantitative easing (QE2), weaker domestic economic statistics in May and June, and continued softness in housing all weighed on the market. Globally, European sovereign debt issues (Greece, Portugal, etc.) combined with slower growth in emerging markets, such as China and Brazil, all acted to diminish economic expectations.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, primarily due to strong stock selection in the Consumer Discretionary, Industrials, and Healthcare sectors. Partially offsetting this was stock selection in the Financials sector.

In the Consumer Discretionary sector, the top performing stocks were Tempur-Pedic International and Ulta Salon Cosmetics & Fragrance. Tempur-Pedic rose during the quarter as the company continued to deliver strong revenue growth, improving margins, and accelerating free cash flow, which was driven by their robust product line-up. Ulta Salon performed well over the past six months as the company continued to take market share gains from department store cosmetics departments.

In Industrials, the top stocks were Polypore International and Chart Industries. Polypore International, an industrial filtration company, earned most of its return in the first quarter of this year after reporting strong earnings resulting from accelerating demand across all of its business segments. Chart Industries, a maker of equipment to produce and store industrial gases, rose primarily in the first quarter after posting earnings that handily beat analysts’ estimates. The company is benefitting from the recovery in its energy and chemicals segment and strong demand for its distribution and storage segments products and services.

In Healthcare, Pharmasset and Questcor Pharmaceuticals were the top performing stocks. Pharmasset, a pharmaceutical company, rose sharply after presenting data further demonstrating increased confidence for the potential for their Hepatitis C drug to eliminate the disease. The company’s drug would be the first ever oral treatment for Hepatitis C. Questcor Pharmaceuticals, a pharmaceutical company that develops treatments for significant unmet medical needs, rose sharply in the second quarter after pre-announcing positive earnings results due to strong sales of its drug, Acthar, which is used for the treatment of multiple sclerosis, infantile spasms, and for nephrotic syndrome.

In Financials, Greenhill and NetSpend were the largest detractors during the six-month period. Greenhill fell due to weaker than expected results and concerns over the outlook for merger and acquisition (M&A) activity. NetSpend, a provider of pre-paid debit cards, fell primarily in the first quarter due to poor business fundamentals. New card account growth was light and potential regulatory changes made investors nervous about business going forward. We subsequently sold the Portfolio’s position.

Over the past six months we have made changes in the Portfolio by adding to the Healthcare and Industrials sectors and reducing its Information Technology, Financials, and Consumer Discretionary weights. Within Technology, we harvested gains in some of the Portfolio’s winners and sold Constant Contact and Ciena due to poor fundamental outlooks, in our opinion. The reduction in Financials was the result of selling Greenhill and NetSpend. In Healthcare, we added medical supply and healthcare services companies. In Industrials, we primarily added to business services and machinery companies due to what we believed was an improving fundamental outlook. Additional, but smaller, changes to the Portfolio were an increase in the Healthcare weighting and trimming its exposure to Consumer Discretionary companies.

John J. Slavik

Mark F. Burns

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	13.89	52.48	4.59	4.01
Class B	13.73	52.12	4.34	3.77
Class E	13.88	52.37	4.45	3.88
Russell 2000 Growth Index	8.59	43.50	5.79	4.63

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Ariba, Inc.	1.8
ExamWorks Group, Inc.	1.5
The Advisory Board Co.	1.5
SXC Health Solutions Corp.	1.3
Robbins & Myers, Inc.	1.3
Waste Connections, Inc.	1.3
The Corporate Executive Board Co.	1.2
Hexcel Corp.	1.2
HMS Holdings Corp.	1.2
Zoll Medical Corp.	1.2

Top Sectors

% of Net Assets

Information Technology	24.6
Industrials	20.4
Health Care	19.9
Consumer Discretionary	15.7
Energy	7.5
Financials	5.9
Cash & Equivalents	3.3
Consumer Staples	2.0
Materials	0.7

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.90%	$1,000.00	$1,138.90	$4.77
	Hypothetical*	0.90%	$1,000.00	$1,020.27	$4.51

Class B(a)	Actual	1.15%	$1,000.00	$1,137.30	$6.09
	Hypothetical*	1.15%	$1,000.00	$1,019.02	$5.76

Class E(a)	Actual	1.05%	$1,000.00	$1,138.80	$5.57
	Hypothetical*	1.05%	$1,000.00	$1,019.52	$5.26

*   Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—96.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
HEICO Corp. (Class B) (a)	89,165	$4,880,892
Hexcel Corp. (b)	242,214	5,302,065

		10,182,957

Air Freight & Logistics—2.1%
Atlas Air Worldwide Holdings, Inc. (a) (b)	74,094	4,409,334
HUB Group, Inc. (a)(b)	120,937	4,554,487

		8,963,821

Auto Components—2.1%
Amerigon, Inc. (a) (b)	252,141	4,382,210
Tenneco, Inc. (a) (b)	101,011	4,451,555

		8,833,765

Biotechnology—3.2%
Cepheid, Inc. (a) (b)	128,056	4,435,860
Genomic Health, Inc. (a) (b)	108,747	3,035,129
Incyte Corp., Ltd. (a) (b)	151,615	2,871,588
Pharmasset, Inc. (a) (b)	30,225	3,391,245

		13,733,822

Building Products—1.4%
NCI Building Systems, Inc. (a) (b)	262,439	2,989,180
Trex Co., Inc. (a) (b)	125,146	3,063,574

		6,052,754

Capital Markets—2.0%
Evercore Partners, Inc. (a)	129,428	4,312,541
Stifel Financial Corp. (a) (b)	114,540	4,107,404

		8,419,945

Commercial Banks—2.1%
Signature Bank (a) (b)	73,415	4,199,338
SVB Financial Group (a) (b)	76,152	4,547,036

		8,746,374

Commercial Services & Supplies—2.1%
Mobile Mini, Inc. (a) (b)	168,044	3,560,852
Waste Connections, Inc. (a)	171,720	5,448,676

		9,009,528

Communications Equipment—0.8%
Aruba Networks, Inc. (a) (b)	111,050	3,281,528

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	151,335	2,984,326

Consumer Finance—0.9%
First Cash Financial Services, Inc. (a) (b)	92,012	3,863,584

Diversified Consumer Services—1.0%
K12, Inc. (a) (b)	131,227	4,348,863

Security Description	Shares	Value*

Diversified Financial Services—1.0%
MSCI, Inc. (b)	108,000	$4,069,440

Electrical Equipment—1.8%
GrafTech International, Ltd. (a) (b)	195,551	3,963,819
Polypore International, Inc. (b)	55,070	3,735,949

		7,699,768

Electronic Equipment, Instruments & Components—2.4%
IPG Photonics Corp. (b)	58,210	4,232,449
Maxwell Technologies, Inc. (a) (b)	192,013	3,108,691
Measurement Specialties, Inc. (a) (b)	79,943	2,853,965

		10,195,105

Energy Equipment & Services—2.5%
Lufkin Industries, Inc. (a)	38,539	3,316,281
Newpark Resources, Inc. (a) (b)	333,471	3,024,582
Oceaneering International, Inc.	102,867	4,166,113

		10,506,976

Food & Staples Retailing—0.9%
The Fresh Market, Inc. (a) (b)	97,681	3,778,301

Food Products—1.1%
Diamond Foods, Inc. (a)	59,414	4,535,665

Health Care Equipment & Supplies—5.9%
Accuray, Inc. (a) (b)	346,226	2,773,270
Cyberonics, Inc. (a) (b)	74,962	2,095,188
DexCom, Inc. (a) (b)	143,994	2,086,473
Insulet Corp. (a) (b)	208,919	4,631,734
Natus Medical, Inc. (a) (b)	250,905	3,801,211
Volcano Corp. (a) (b)	142,987	4,617,050
Zoll Medical Corp. (a) (b)	90,095	5,104,783

		25,109,709

Health Care Providers & Services—6.8%
ExamWorks Group, Inc. (a) (b)	250,831	6,368,599
Hanger Orthopedic Group, Inc. (a) (b)	180,414	4,414,730
HMS Holdings Corp. (a) (b)	68,425	5,259,830
MWI Veterinary Supply, Inc. (a) (b)	40,818	3,296,870
PSS World Medical, Inc. (a) (b)	180,162	5,046,338
Team Health Holdings, Inc. (a) (b)	198,145	4,460,244

		28,846,611

Health Care Technology—1.3%
SXC Health Solutions Corp. (a) (b)	96,737	5,699,744

Hotels, Restaurants & Leisure—2.0%
Panera Bread Co. (a) (b)	33,046	4,152,561
Texas Roadhouse, Inc. (a) (b)	235,847	4,135,577

		8,288,138

Household Durables—1.0%
Tempur-Pedic International, Inc. (a) (b)	64,087	4,346,380

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—6.2%
Ancestry.com, Inc. (a) (b)	94,367	$3,905,850
comScore, Inc. (a) (b)	135,349	3,505,539
DealerTrack Holdings, Inc. (a) (b)	187,209	4,296,446
Dice Holdings, Inc. (a) (b)	245,258	3,315,888
Travelzoo, Inc. (a) (b)	40,265	2,602,730
Vocus, Inc. (b)	155,752	4,767,569
WebMD Health Corp. (b)	88,950	4,054,341

		26,448,363

IT Services—1.0%
InterXion Holding NV (b)	266,593	4,036,218

Machinery—4.2%
Chart Industries, Inc. (a) (b)	75,303	4,064,856
RBC Bearings, Inc. (a) (b)	98,147	3,706,031
Robbins & Myers, Inc.	103,836	5,487,733
Westport Innovations, Inc. (a) (b)	180,268	4,330,037

		17,588,657

Media—1.8%
IMAX Corp. (a) (b)	136,060	4,412,426
MDC Partners, Inc.	180,320	3,256,579

		7,669,005

Metals & Mining—0.7%
Schnitzer Steel Industries, Inc. (a)	54,507	3,139,603

Oil, Gas & Consumable Fuels—5.1%
Approach Resources, Inc. (a) (b)	122,298	2,772,496
Brigham Exploration Co. (b)	102,579	3,070,189
Comstock Resources, Inc. (a) (b)	139,436	4,014,362
Oasis Petroleum, Inc. (a) (b)	102,873	3,053,271
Rosetta Resources, Inc. (a) (b)	85,275	4,395,074
World Fuel Services Corp. (a)	113,731	4,086,355

		21,391,747

Pharmaceuticals—2.6%
Aegerion Pharmaceuticals, Inc. (b)	131,509	2,071,267
Auxilium Pharmaceuticals, Inc. (a) (b)	137,089	2,686,944
Impax Laboratories, Inc. (a) (b)	121,755	2,653,041
Questcor Pharmaceuticals, Inc. (a) (b)	151,265	3,645,487

		11,056,739

Professional Services—3.6%
CoStar Group, Inc. (b)	61,444	3,642,400
The Advisory Board Co. (a) (b)	108,112	6,257,523
The Corporate Executive Board Co. (a)	121,786	5,315,959

		15,215,882

Security Description	Shares	Value*

Road & Rail—1.0%
Genesee & Wyoming, Inc. (a) (b)	73,533	$4,311,975

Semiconductors & Semiconductor Equipment—7.9%
Cavium, Inc. (a) (b)	89,370	3,895,638
Ceva, Inc. (a) (b)	107,270	3,267,444
Cymer, Inc. (a) (b)	80,910	4,005,854
GT Solar International, Inc. (a) (b)	292,273	4,734,823
Hittite Microwave Corp. (a) (b)	68,490	4,240,216
Inphi Corp. (a) (b)	193,330	3,363,942
Netlogic Microsystems, Inc. (a) (b)	90,540	3,659,627
Power Integrations, Inc. (a)	77,328	2,971,715
Silicon Laboratories, Inc. (a) (b)	76,851	3,170,872

		33,310,131

Software—6.3%
Ariba, Inc. (b)	215,619	7,432,387
Concur Technologies, Inc. (a) (b)	77,781	3,894,495
QLIK Technologies, Inc. (a) (b)	117,185	3,991,321
Sourcefire, Inc. (a) (b)	148,151	4,403,048
SuccessFactors, Inc. (a) (b)	104,744	3,079,473
Ultimate Software Group, Inc. (a) (b)	74,436	4,051,551

		26,852,275

Specialty Retail—4.9%
Asbury Automotive Group, Inc. (a) (b)	200,705	3,719,063
DSW, Inc. (Class A) (a) (b)	94,347	4,774,902
Hibbett Sports, Inc. (a) (b)	115,380	4,697,120
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	61,370	3,963,274
Vitamin Shoppe, Inc. (a) (b)	80,818	3,698,232

		20,852,591

Textiles, Apparel & Luxury Goods—2.9%
Deckers Outdoor Corp. (a) (b)	49,022	4,320,799
G-III Apparel Group, Ltd. (a) (b)	111,967	3,860,622
Phillips-Van Heusen Corp.	59,835	3,917,398

		12,098,819

Trading Companies & Distributors—1.0%
Titan Machinery, Inc. (a) (b)	149,812	4,311,589

Total Common Stock (Identified Cost $383,593,133)		409,780,698

Short Term Investments—31.5%

Mutual Funds—28.3%
State Street Navigator Securities Lending Prime Portfolio (c)	120,111,746	120,111,746

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short Term Investments—(Continued)

Security Description	Par Amount	Value*

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $13,576,004 on 07/01/11, collateralized by $14,295,000 Federal Home Loan Mortgage Corp. due 11/10/20 with a value of $13,848,281.	$13,576,000	$13,576,000

Total Short Term Investments (Identified Cost $133,687,746)		133,687,746

Total Investments 128.2% (Identified Cost $517,280,879) (d)		543,468,444
Liabilities in excess of other assets		(119,462,198)

Net Assets 100.0%		$424,006,246

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $118,269,855 and the collateral received consisted of cash in the amount of $120,111,746. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $517,280,879. The aggregate unrealized appreciation and depreciation of investments was $ 36,660,187 and $(10,472,622), respectively, resulting in net unrealized appreciation of $26,187,565 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$409,780,698	$—	$—	$409,780,698
Short Term Investments
Mutual Funds	120,111,746	—	—	120,111,746
Repurchase Agreement	—	13,576,000	—	13,576,000
Total Short Term Investments	120,111,746	13,576,000	—	133,687,746
Total Investments	$529,892,444	$13,576,000	$—	$543,468,444

*	See Schedule of Investments for additional detailed categorizations.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)		$543,468,444
Cash		267
Receivable for:
Securities sold		9,150,301
Fund shares sold		403,043
Accrued interest and dividends		23,137

Total Assets		553,045,192
Liabilities
Payable for:
Securities purchased	$8,344,659
Fund shares redeemed	235,461
Collateral for securities loaned	120,111,746
Accrued expenses:
Management fees	268,360
Distribution and service fees	15,250
Deferred directors’ fees	23,537
Other expenses	39,933

Total Liabilities		129,038,946

Net Assets		$424,006,246

Net assets consists of:
Paid in surplus		$413,874,240
Undistributed net investment loss		(839,445)
Accumulated net realized losses		(15,216,114)
Unrealized appreciation on investments		26,187,565

Net Assets		$424,006,246

Net Assets
Class A		$343,255,353
Class B		72,235,517
Class E		8,515,376

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		30,994,045
Class B (13,000,000)		6,703,890
Class E (5,000,000)		780,425

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.07
Class B		10.78
Class E		10.91

(a)	Identified cost of investments was $517,280,879.
(b)	Includes securities on loan with a value of $118,269,855.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$151,649
Interest (b)		60,045

		211,694
Expenses
Management fees	$939,095
Distribution and service fees—Class B	87,327
Distribution and service fees—Class E	6,113
Directors’ fees and expenses	24,547
Custodian and accounting	17,997
Audit and tax services	16,626
Legal	1,609
Shareholder reporting	20,669
Insurance	1,324
Miscellaneous	1,997

Total expenses	1,117,304
Less broker commission recapture	(6,907)
Management fee waivers	(76,376)	1,034,021

Net Investment Loss		(822,327)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,652,744
Futures contracts	(282,007)	14,370,737

Net change in unrealized appreciation on:
Investments		(5,002,473)

Net realized and unrealized gain		9,368,264

Net Increase in Net Assets From Operations		$8,545,937

(a)	Net of foreign taxes of $3,253.
(b)	Includes net income on securities loaned of $59,469.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(822,327)	$(815,969)
Net realized gain	14,370,737	15,508,979
Net change in unrealized appreciation (depreciation)	(5,002,473)	10,332,185

Increase in net assets from operations	8,545,937	25,025,195

Increase (decrease) in net assets from capital share transactions	312,809,142	(8,327,802)

Total increase in net assets	321,355,079	16,697,393

Net Assets
Beginning of the period	102,651,167	85,953,774

End of the period	$424,006,246	$102,651,167

Net Investment Loss
End of the period	$(839,445)	$(17,118)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	28,806,802	$324,161,646	469,271	$3,895,528
Redemptions	(734,495)	(7,811,652)	(568,331)	(4,508,054)

Net increase (decrease)	28,072,307	$316,349,994	(99,060)	$(612,526)

Class B
Sales	525,383	$5,393,242	633,058	$4,993,967
Redemptions	(837,559)	(8,586,050)	(1,471,566)	(11,560,459)

Net decrease	(312,176)	$(3,192,808)	(838,508)	$(6,566,492)

Class E
Sales	105,203	$1,114,250	118,498	$938,982
Redemptions	(141,546)	(1,462,294)	(264,987)	(2,087,766)

Net decrease	(36,343)	$(348,044)	(146,489)	$(1,148,784)

Increase (decrease) derived from capital share transactions		$312,809,142		$(8,327,802)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$9.72		$7.38		$5.68		$10.68		$10.94		$10.43

Income (Loss) from Investment Operations
Net investment loss	(0.03	)(a)	(0.06	)(a)	(0.06	)(a)	(0.03	)(a)	(0.04	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	1.38		2.40		1.76		(4.08)		0.57		1.11

Total from investment operations	1.35		2.34		1.70		(4.11)		0.53		1.06

Less Distributions
Distributions from net realized capital gains	0.00		0.00		0.00		(0.89	)(e)	(0.79)		(0.55)

Total distributions	0.00		0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$11.07		$9.72		$7.38		$5.68		$10.68		$10.94

Total Return (%)	13.89	(b)	31.71		29.93		(41.17)		4.54		10.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(c)	1.07		1.33		1.03		1.01		1.09
Net ratio of expenses to average net assets (%) (d)	0.90	(c)	1.02		1.30		1.03		1.01		1.09
Ratio of net investment loss to average net assets (%)	(0.68	)(c)	(0.75)		(1.07)		(0.31)		(0.33)		(0.45)
Portfolio turnover rate (%)	68	(c)	73		170		68		60		68
Net assets, end of period (in millions)	$343.26		$28.40		$22.30		$17.47		$78.03		$53.52

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$9.47		$7.21		$5.56		$10.49		$10.79		$10.32

Income (Loss) from Investment Operations
Net investment loss	(0.05	)(a)	(0.08	)(a)	(0.08	)(a)	(0.05	)(a)	(0.07	)(a)	(0.08)
Net realized and unrealized gain (loss) on investments	1.36		2.34		1.73		(3.99)		0.56		1.10

Total from investment operations	1.31		2.26		1.65		(4.04)		0.49		1.02

Less Distributions
Distributions from net realized capital gains	0.00		0.00		0.00		(0.89	)(e)	(0.79)		(0.55)

Total distributions	0.00		0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$10.78		$9.47		$7.21		$5.56		$10.49		$10.79

Total Return (%)	13.73	(b)	31.35		29.68		(41.31)		4.32		9.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.23	(c)	1.32		1.58		1.28		1.26		1.34
Net ratio of expenses to average net assets (%) (d)	1.15	(c)	1.27		1.55		1.28		1.26		1.34
Ratio of net investment loss to average net assets (%)	(0.97	)(c)	(1.00)		(1.32)		(0.58)		(0.59)		(0.72)
Portfolio turnover rate (%)	68	(c)	73		170		68		60		68
Net assets, end of period (in millions)	$72.24		$66.42		$56.63		$41.04		$67.49		$73.26

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$9.58		$7.29		$5.61		$10.58		$10.86		$10.37

Income (Loss) From Investment Operations
Net investment loss	(0.04	)(a)	(0.07	)(a)	(0.07	)(a)	(0.04	)(a)	(0.05	)(a)	(0.07)
Net realized and unrealized gain (loss) on investments	1.37		2.36		1.75		(4.04)		0.56		1.11

Total from investment operations	1.33		2.29		1.68		(4.08)		0.51		1.04

Less Distributions
Distributions from net realized capital gains	0.00		0.00		0.00		(0.89	)(e)	(0.79)		(0.55)

Total distributions	0.00		0.00		0.00		(0.89)		(0.79)		(0.55)

Net Asset Value, End of Period	$10.91		$9.58		$7.29		$5.61		$10.58		$10.86

Total Return (%)	13.88	(b)	31.41		29.95		(41.34)		4.48		9.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(c)	1.22		1.48		1.18		1.16		1.24
Net ratio of expenses to average net assets (%) (d)	1.05	(c)	1.17		1.45		1.18		1.16		1.24
Ratio of net investment loss to average net assets (%)	(0.87	)(c)	(0.90)		(1.22)		(0.48)		(0.50)		(0.62)
Portfolio turnover rate (%)	68	(c)	73		170		68		60		68
Net assets, end of period (in millions)	$8.52		$7.83		$7.02		$5.90		$12.76		$13.64

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Includes a tax return of capital distribution that was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$939,095	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2010 to April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$374,573,745	$0	$74,936,401

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 4, 2011, the Portfolio bought and sold $265,701,890 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized losses in the amount of $(282,007) which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

There were no distributions paid for the years ending December 31, 2010 and 2009.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$31,096,682	$(29,493,495)	$1,603,187

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Total
$29,493,495	$29,493,495

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

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Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

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Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 10.71%, 10.57%, and 10.63%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 6.69%.

MARKET ENVIRONMENT/CONDITIONS

Equities around the world gained during the first six months of the year as measured by the MSCI All Country World IndexSM. The advance didn’t come easy, though, as equities had to overcome resurfaced European sovereign debt concerns, the rise in oil prices related to political turmoil in North Africa and the Middle East, as well as the natural disasters in Japan. Developed markets stocks outperformed those in emerging markets amid rising inflation in various parts of the developing world. In the U.S., mid-cap stocks edged their smaller and larger peers, while growth stocks beat value stocks across the market capitalization spectrum.

PORTFOLIO REVIEW/CURRENT POSITIONING

As indicated above the Portfolio outperformed the Russell Midcap Value Index. Absolute and relative gains were broadly distributed across a variety of sectors, although the greatest contribution to gains came from the Portfolio’s Information Technology (IT) holdings. The Portfolio also had strong absolute and relative performance in the Financials and Energy sectors. An underweight exposure to the Financials and Energy sectors also helped on a relative basis. National Semiconductor Corp. and Arrow Electronics, Inc. were key performers in the IT sector. The Portfolio’s results in the Financials sector benefitted from insurance names, including Fidelity National Financial, Inc., Alleghany Corp. and AON Corp. The Portfolio had several strong performers in the Energy sector, including Range Resources Corp., Nabors Industries, Ltd., and Pride International, Inc. On the downside, an overweight in the IT sector was a drag on relative performance, partially offsetting performance gains due to strong stock selection in the sector. The Portfolio’s Utilities and Consumer Staples stocks slightly underperformed, but the impact to overall results was fairly modest. Among the biggest individual detractors were Lexmark International, Inc. and Manpower, Inc.

Our biggest sector-level changes during the six-month period were a reduction in exposure to the Energy sector and an increase in the IT weight. In the Energy sector, we sold Nabors Industries, Ltd. as it reached our target selling range. In IT, we purchased Broadridge Financial Solutions, Inc. and added to the position in Open Text Corp. Other transactions included our purchases of utility Wisconsin Energy Corp., mortgage Real Estate Investment Trust Hatteras Financial Corp., and the sales of Acuity Brands, Inc. and Stryker Corp.

As of June 30, 2011, the Portfolio was notably overweight the IT and Industrials sectors, and underweight the Financials sector compared to the benchmark Index.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	10.71	34.51	0.32	4.70
Class B	10.57	34.18	0.07	4.44
Class E	10.63	34.31	0.17	4.55
Russell Midcap Value Index	6.69	34.28	4.01	8.42

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management,

distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Alleghany Corp.	2.8
Arrow Electronics, Inc.	2.8
CIGNA Corp.	2.6
Avnet, Inc.	2.6
AON Corp.	2.5
National Semiconductor Corp.	2.5
The Kroger Co.	2.5
Ingram Micro, Inc.	2.4
The Western Union Co.	2.3
Towers Watson & Co.	2.3

Top Sectors

% of Net Assets
Information Technology	26.1
Industrials	19.3
Financials	17.9
Utilities	9.7
Energy	7.5
Consumer Discretionary	6.6
Consumer Staples	5.5
Cash & Equivalents	4.2
Health Care	3.2

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.84%	$1,000.00	$1,107.10	$4.39
	Hypothetical*	0.84%	$1,000.00	$1,020.57	$4.21

Class B	Actual	1.09%	$1,000.00	$1,105.70	$5.69
	Hypothetical*	1.09%	$1,000.00	$1,019.32	$5.46

Class E	Actual	0.99%	$1,000.00	$1,106.30	$5.17
	Hypothetical*	0.99%	$1,000.00	$1,019.82	$4.96

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—95.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.8%
L-3 Communications Holdings, Inc. (a)	337,100	$29,479,395
Rockwell Collins, Inc. (a)	219,800	13,559,462
Spirit Aerosystems Holdings, Inc. (b)	897,800	19,751,600

		62,790,457

Commercial Services & Supplies—1.0%
Cintas Corp. (a)	378,100	12,488,643

Computers & Peripherals—1.7%
Lexmark International, Inc. (Class A) (b)	745,100	21,801,626

Construction & Engineering—1.9%
Jacobs Engineering Group, Inc. (b)	574,800	24,860,100

Diversified Consumer Services—1.8%
H&R Block, Inc. (a)	1,487,700	23,862,708

Electric Utilities—1.2%
Westar Energy, Inc. (a)	559,800	15,064,218

Electrical Equipment—2.0%
Hubbell, Inc. (Class B)	392,651	25,502,682

Electronic Equipment, Instruments & Components —7.8%
Arrow Electronics, Inc. (b)	871,036	36,147,995
Avnet, Inc. (b)	1,050,100	33,477,188
Ingram Micro, Inc. (b)	1,748,900	31,725,046

		101,350,229

Energy Equipment & Services—1.5%
Ensco plc (ADR)	367,954	19,611,948

Food & Staples Retailing—4.0%
Sysco Corp. (a)	620,900	19,359,662
The Kroger Co.	1,295,500	32,128,400

		51,488,062

Food Products—1.6%
Campbell Soup Co. (a)	564,800	19,513,840
H.J. Heinz Co. (a)	14,100	751,248

		20,265,088

Health Care Providers & Services—3.2%
CIGNA Corp.	664,900	34,195,807
Quest Diagnostics, Inc.	130,400	7,706,640

		41,902,447

Household Durables—1.1%
Mohawk Industries, Inc. (a) (b)	240,330	14,417,397

Insurance—15.8%
Alleghany Corp. (b)	108,855	36,260,689
Allied World Assurance Co. Holdings, Ltd.	218,477	12,579,906
AON Corp.	635,088	32,580,014
Arch Capital Group, Ltd. (a) (b)	750,300	23,949,576

Security Description	Shares	Value*

Insurance—(Continued)
Fidelity National Financial, Inc. (a)	1,812,200	$28,524,028
The Allstate Corp.	811,000	24,759,830
The Progressive Corp.	1,331,500	28,467,470
W.R. Berkley Corp. (a)	558,800	18,127,472

		205,248,985

Internet Software & Services— 1.2%
Open Text Corp. (a) (b)	255,100	16,331,502

IT Services—7.6%
Broadridge Financial Solutions, Inc.	656,000	15,789,920
SAIC, Inc. (a) (b)	1,597,700	26,873,314
The Western Union Co. (a)	1,491,600	29,876,748
Total System Services, Inc. (a)	1,393,600	25,893,088

		98,433,070

Leisure Equipment & Products—2.0%
Mattel, Inc.	927,100	25,485,979

Machinery—1.2%
Flowserve Corp.	139,000	15,274,710

Media—1.7%
Omnicom Group, Inc.	450,700	21,705,712

Multi-Utilities—6.6%
DTE Energy Co.	324,800	16,246,496
OGE Energy Corp.	452,700	22,779,864
SCANA Corp. (a)	510,800	20,110,196
Wisconsin Energy Corp.	134,200	4,207,170
Xcel Energy, Inc.	899,100	21,848,130

		85,191,856

Oil, Gas & Consumable Fuels—5.9%
Cimarex Energy Co.	305,500	27,470,560
Range Resources Corp. (a)	418,700	23,237,850
Southwestern Energy Co. (b)	618,900	26,538,432

		77,246,842

Professional Services—7.2%
Dun & Bradstreet Corp.	319,700	24,150,138
Equifax, Inc.	757,000	26,283,040
Manpower, Inc.	258,500	13,868,525
Towers Watson & Co.	450,700	29,615,497

		93,917,200

Real Estate Investment Trusts—2.0%
Annaly Capital Management, Inc. (a)	1,174,600	21,189,784
Hatteras Financial Corp. (a)	191,000	5,391,930

		26,581,714

Road & Rail—1.2%
Ryder System, Inc.	272,500	15,491,625

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—6.1%
Analog Devices, Inc.	626,000	$24,501,640
Applied Materials, Inc.	1,747,400	22,733,674
National Semiconductor Corp.	1,321,200	32,514,732

		79,750,046

Software—1.7%
Synopsys, Inc. (b)	868,400	22,326,564

Water Utilities—2.0%
American Water Works Co., Inc.	887,100	26,125,095

Total Common Stock (Identified Cost $986,518,181)		1,244,516,505

Short Term Investments—18.8%

Mutual Funds—14.8%
State Street Navigator Securities Lending Prime Portfolio (c)	191,884,040	191,884,040

Security Description	Par Amount	Value*

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $51,608,014 on 07/01/11, collateralized by $52,250,000 Federal Home Loan Mortgage Corp. due 08/18/20 with a value of $52,641,875	$51,608,000	$51,608,000

Total Short Term Investments (Identified Cost $243,492,040)		243,492,040

Total Investments 114.6% (Identified Cost $1,230,010,221) (d)		1,488,008,545
Liabilities in excess of other assets		(189,570,477)

Net Assets 100.0%		$1,298,438,068

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $188,949,221 and the collateral received consisted of cash in the amount of $191,884,040 and non-cash collateral with a value of $1,021,016. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,230,010,221. The aggregate unrealized appreciation and depreciation of investments was $266,733,816 and $(8,735,492), respectively, resulting in net unrealized appreciation of $257,998,324 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,244,516,505	$—	$—	$1,244,516,505
Short Term Investments
Mutual Funds	191,884,040	—	—	191,884,040
Repurchase Agreement	—	51,608,000	—	51,608,000
Total Short Term Investments	191,884,040	51,608,000	—	243,492,040
Total Investments	$1,436,400,545	$51,608,000	$—	$1,488,008,545

*	See Schedule of Investments for additional detailed categorizations.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,488,008,545
Cash		488
Receivable for:
Securities sold		3,215,296
Fund shares sold		371,404
Accrued interest and dividends		2,930,602

Total Assets		1,494,526,335
Liabilities
Payable for:
Securities purchased	$2,128,592
Fund shares redeemed	909,139
Collateral for securities loaned	191,884,040
Accrued expenses:
Management fees	847,782
Distribution and service fees	97,815
Deferred directors’ fees	32,992
Other expenses	187,907

Total Liabilities		196,088,267

Net Assets		$1,298,438,068

Net assets consists of:
Paid in surplus		$1,364,047,678
Undistributed net investment income		5,386,617
Accumulated net realized losses		(328,994,551)
Unrealized appreciation on investments		257,998,324

Net Assets		$1,298,438,068

Net Assets
Class A		$766,012,224
Class B		413,706,481
Class E		118,719,363

Capital Shares (Authorized) Outstanding
Class A (9,000,000)		4,126,033
Class B (5,000,000)		2,284,066
Class E (4,000,000)		647,738

Net Asset Value, Offering and Redemption Price Per Share
Class A		$185.65
Class B		181.13
Class E		183.28

(a)	Identified cost of investments was $1,230,010,221.
(b)	Includes securities on loan with a value of $188,949,221.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends		$11,662,760
Interest (a)		140,387

		11,803,147
Expenses
Management fees	$5,666,825
Distribution and service fees—Class B	509,552
Distribution and service fees—Class E	91,056
Directors’ fees and expenses	25,462
Custodian and accounting	52,490
Audit and tax services	16,626
Legal	7,903
Shareholder reporting	75,234
Insurance	8,990
Miscellaneous	9,592

Total expenses	6,463,730
Less broker commission recapture	(14,532)	6,449,198

Net Investment Income		5,353,949

Net Realized and Unrealized Gain
Net realized gain on:
Investments	135,746,028
Futures contracts	1,523,702	137,269,730

Net change in unrealized appreciation on:
Investments		9,410,390

Net realized and unrealized gain		146,680,120

Net Increase in Net Assets From Operations		$152,034,069

(a)	Includes net income on securities loaned of $137,145.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,353,949	$13,017,887
Net realized gain	137,269,730	156,863,615
Net change in unrealized appreciation	9,410,390	16,061,003

Increase in net assets from operations	152,034,069	185,942,505

From Distributions to Shareholders
Net investment income
Class A	(8,798,761)	(6,566,461)
Class B	(3,043,911)	(2,045,946)
Class E	(980,754)	(763,235)

Total distributions	(12,823,426)	(9,375,642)

Decrease in net assets from capital share transactions	(220,028,307)	(129,282,901)

Total increase (decrease) in net assets	(80,817,664)	47,283,962

Net Assets
Beginning of the period	1,379,255,732	1,331,971,770

End of the period	$1,298,438,068	$1,379,255,732

Undistributed Net Investment Income
End of the period	$5,386,617	$12,856,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	205,546	$37,437,384	683,127	$105,531,454
Reinvestments	46,787	8,798,761	41,489	6,566,461
Redemptions	(1,307,389)	(247,458,544)	(1,328,760)	(206,209,769)

Net decrease	(1,055,056)	$(201,222,399)	(604,144)	$(94,111,854)

Class B
Sales	123,087	$21,977,464	239,140	$35,593,214
Reinvestments	16,583	3,043,911	13,234	2,045,946
Redemptions	(182,656)	(32,546,722)	(371,825)	(54,914,474)

Net decrease	(42,986)	$(7,525,347)	(119,451)	$(17,275,314)

Class E
Sales	29,099	$5,281,264	28,442	$4,291,164
Reinvestments	5,281	980,754	4,881	763,235
Redemptions	(97,019)	(17,542,579)	(152,324)	(22,950,132)

Net decrease	(62,639)	$(11,280,561)	(119,001)	$(17,895,733)

Decrease derived from capital share transactions		$(220,028,307)		$(129,282,901)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$169.21		$148.14	$105.95	$219.43	$269.23	$265.37

Income (Loss) From Investment Operations
Net investment income	0.76	(a)	1.67 (a)	1.19 (a)	1.29 (a)	0.73 (a)	1.41
Net realized and unrealized gain (loss) on investments	17.38		20.55	42.37	(93.36)	(15.83)	28.89

Total from investment operations	18.14		22.22	43.56	(92.07)	(15.10)	30.30

Less Distributions
Distributions from net investment income	(1.70)		(1.15)	(1.37)	(0.67)	(1.51)	(0.83)
Distributions from net realized capital gains	0.00		0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(1.70)		(1.15)	(1.37)	(21.41)	(34.70)	(26.44)

Net Asset Value, End of Period	$185.65		$169.21	$148.14	$105.95	$219.43	$269.23

Total Return (%)	10.71	(b)	15.04	41.56	(46.00)	(6.84)	12.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(c)	0.84	0.85	0.78	0.76	0.78
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	0.78	0.75	0.78
Ratio of net investment income to average net assets (%)	0.84	(c)	1.09	0.97	0.77	0.30	0.60
Portfolio turnover rate (%)	26	(c)	39	143	58	68	50
Net assets, end of period (in millions)	$766.01		$876.69	$857.01	$493.39	$1,249.12	$1,230.43

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$164.99		$144.56	$103.30	$214.35	$263.76	$260.34

Income (Loss) From Investment Operations
Net investment income	0.55	(a)	1.27 (a)	0.84 (a)	0.92 (a)	0.10 (a)	0.91
Net realized and unrealized gain (loss) on investments	16.91		20.01	41.39	(91.16)	(15.46)	28.36

Total from investment operations	17.46		21.28	42.23	(90.24)	(15.36)	29.27

Less Distributions
Distributions from net investment income	(1.32)		(0.85)	(0.97)	(0.07)	(0.86)	(0.24)
Distributions from net realized capital gains	0.00		0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(1.32)		(0.85)	(0.97)	(20.81)	(34.05)	(25.85)

Net Asset Value, End of Period	$181.13		$164.99	$144.56	$103.30	$214.35	$263.76

Total Return (%)	10.57	(b)	14.76	41.20	(46.13)	(7.07)	12.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(c)	1.09	1.10	1.03	1.01	1.03
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	1.03	1.00	1.03
Ratio of net investment income to average net assets (%)	0.62	(c)	0.85	0.71	0.57	0.04	0.35
Portfolio turnover rate (%)	26	(c)	39	143	58	68	50
Net assets, end of period (in millions)	$413.71		$383.95	$353.66	$261.95	$549.78	$665.31

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$166.99		$146.26	$104.55	$216.73	$266.33	$262.59

Income (Loss) From Investment Operations
Net investment income	0.64	(a)	1.41 (a)	0.97 (a)	1.07 (a)	0.34 (a)	1.21
Net realized and unrealized gain (loss) on investments	17.12		20.29	41.87	(92.21)	(15.63)	28.59

Total from investment operations	17.76		21.70	42.84	(91.14)	(15.29)	29.80

Less Distributions
Distributions from net investment income	(1.47)		(0.97)	(1.13)	(0.30)	(1.12)	(0.45)
Distributions from net realized capital gains	0.00		0.00	0.00	(20.74)	(33.19)	(25.61)

Total distributions	(1.47)		(0.97)	(1.13)	(21.04)	(34.31)	(26.06)

Net Asset Value, End of Period	$183.28		$166.99	$146.26	$104.55	$216.73	$266.33

Total Return (%)	10.63	(b)	14.87	41.34	(46.08)	(6.98)	12.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(c)	0.99	1.00	0.93	0.91	0.93
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	0.93	0.90	0.93
Ratio of net investment income to average net assets (%)	0.71	(c)	0.94	0.81	0.66	0.14	0.44
Portfolio turnover rate (%)	26	(c)	39	143	58	68	50
Net assets, end of period (in millions)	$118.72		$118.63	$121.31	$99.38	$217.97	$274.83

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers which expired in 2008.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$5,666,825	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$176,427,209	$0	$404,162,291

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio bought and sold $165,835,324 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $1,523,702 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$9,375,642	$9,795,306	$—	$—	$—	$—	$9,375,642	$9,795,306

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,884,599	$—	$239,394,048	$(457,070,395)	$(204,791,748)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$409,932,957	$47,137,438	$457,070,395

Pursuant to federal income tax regulations applicable regulated to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 3.18% and 3.04%, respectively, compared to its benchmark, the MSCI World ex-U.S. Small Cap Index1, which returned 3.13%.

MARKET ENVIRONMENT/CONDITIONS

Developed non-U.S. equity markets as a whole had positive returns in line with the historical average in the first half of 2011, although that positive return was mostly due to the impact of currency fluctuations. The six-month return, as measured by the MSCI World ex-USA IMI Index (net dividends), was 4.52%.

As in the recent past, however, there was a lot of variation in performance at the country and asset class levels. For instance, the difference between the best-performing market, France, and the worst-performing one, Israel, was almost 24% (15.71% vs. -8.17%, MSCI Country IMI Indices). Developed market equity returns for U.S. investors were greatly aided by the weakness of the U.S. dollar against all major currencies. The U.S. dollar’s depreciation ranged from 1% against the yen to 11% against the Swiss franc. The overall impact of currency fluctuations between the U.S. dollar and developed-country currencies was to increase the dollar-denominated returns of developed market equities by 4.53% (MSCI World ex-USA IMI USD versus MSCI World ex-USA IMI Local).

Using the MSCI World ex-USA size indices as proxies, value stocks in developed (ex-U.S.) markets outperformed growth stocks across both size categories. Small cap value stocks outperformed small cap growth stocks by 0.31%, while large cap value stocks outperformed large cap growth stocks by 2.62%. Along the market capitalization spectrum, small caps underperformed large caps by 1.62%.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the six-months ended June 30, 2011, the Portfolio’s larger allocation than the benchmark to Continental Europe, the best-performing developed region during the period, had a positive impact on relative performance. However, the Portfolio’s composition of securities in Continental Europe had a stronger negative impact on relative performance.

Within market capitalization segments, the Portfolio’s greater allocation than the Index to the smallest stocks in the investable universe, which underperformed the larger small cap stocks during the period, had a negative impact on relative performance. Differences in Portfolio composition were mixed but positive overall thereby partially off- setting, the negative allocation impact.

The Portfolio’s lack of allocation to Real Estate Investment Trusts (“REITs”) securities detracted from relative performance, as REITs were one of the better-performing sectors for the period. Meanwhile, the Portfolio’s composition of stocks within certain sectors, mainly Consumer Discretionary and Materials, also detracted from relative performance. This was partially offset by the Portfolio’s composition of stocks in the Energy, Industrial, and Information Technology sectors.

As of June 30, 2011, the Portfolio held 3,895 securities with a weighted average total market capitalization of $1,738 million and a median total market capitalization of $402 million.

Karen Umland, CFA

Stephen Clark

Joseph Chi, CFA

Jed Fogdall

Portfolio Manager

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	3.18	36.16	25.83
Class B	3.04	35.80	25.50
MSCI World ex-U.S. Small Cap Index	3.13	37.05	28.97

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of investable smaller foreign stocks not included in the MSCI World Index. The market capitalization range of these stocks will vary by country. The Index includes 23 developed markets, excluding the United States. The Index returns reflect the reinvestment of dividends net of applicable non-U.S. withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Meggitt plc	0.4
Croda International	0.3
Bilfinger Berger AG	0.3
Spectris plc	0.3
MTU Aero Engines Holding AG	0.3
Babcock International Group plc	0.3
Rhodia S.A.	0.3
Aryzta AG	0.3
Catlin Group, Ltd.	0.3
Informa plc	0.2

Top Countries

% of Net Assets
Japan	20.0
United Kingdom	18.7
Canada	12.4
Australia	7.6
Switzerland	5.5
Germany	5.4
France	4.2
Italy	3.0
Sweden	2.8
Hong Kong	2.8

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	1.01%	$1,000.00	$1,031.80	$5.09
	Hypothetical*	1.01%	$1,000.00	$1,019.72	$5.06

Class B	Actual	1.26%	$1,000.00	$1,030.40	$6.34
	Hypothetical*	1.26%	$1,000.00	$1,018.46	$6.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—99.4% of Net Assets

Security Description	Shares	Value*

Australia—7.6%
A-Cap Resources, Ltd. (a)	5,318	$1,089
ABM Resources NL (a)	308,685	12,292
Acrux, Ltd. (a) (b)	47,161	171,938
Adamus Resources, Ltd. (a)	99,905	60,729
Adelaide Brighton, Ltd.	230,220	765,476
Aditya Birla Minerals, Ltd.	37,610	61,932
AED Oil, Ltd. (a) (b) (c)	93,946	10,586
African Iron, Ltd. (a)	23,415	6,049
AJ Lucas Group, Ltd. (b)	23,896	34,619
Alchemia, Ltd. (a)	56,649	37,067
Alesco Corp., Ltd.	49,473	145,035
Alkane Resources, Ltd. (a)	63,069	146,793
Alliance Resources, Ltd. (a)	81,385	16,608
Allied Gold Mining plc (a)	51,653	164,078
Altona Mining, Ltd. (a)	67,875	20,551
Amalgamated Holdings, Ltd.	32,994	205,420
Amcom Telecommunications, Ltd.	234,284	93,170
Ampella Mining, Ltd. (a) (b)	19,949	40,185
Ansell, Ltd.	57,951	882,869
Antares Energy, Ltd. (a)	26,721	13,371
APA Group (b)	256,880	1,123,224
Apex Minerals NL (a)	1,068,781	8,025
APN News & Media, Ltd. (b)	239,240	338,335
Arafura Resources, Ltd. (a) (b)	91,975	72,865
ARB Corp., Ltd.	20,473	166,579
Aristocrat Leisure, Ltd. (b)	116,343	303,491
ASG Group, Ltd.	51,299	54,587
Aspire Mining, Ltd. (a)	103,199	63,610
Atlantic, Ltd. (a)	22,059	43,588
Aurora Oil & Gas, Ltd. (a) (b)	132,281	500,083
Ausdrill, Ltd.	105,567	377,199
Ausenco., Ltd. (b)	18,502	56,785
Austal, Ltd.	32,988	98,599
Austar United Communications, Ltd. (a)	294,317	425,205
Austbrokers Holdings, Ltd.	11,722	79,936
Austin Engineering, Ltd.	12,481	64,940
Australian Agricultural Co., Ltd.	93,296	138,879
Australian Infrastructure Fund (b)	258,449	534,180
Australian Pharmaceutical Industries, Ltd.	75,200	22,623
Australian Worldwide Exploration, Ltd. (a)	235,907	323,715
Automotive Holdings Group	102,926	246,766
AV Jennings, Ltd.	7,380	3,725
Azumah Resources, Ltd. (a)	41,745	24,272
Bandanna Energy, Ltd. (a)	136,528	273,375
Bank of Queensland, Ltd. (b)	75,463	663,342
Bannerman Resources, Ltd. (a)	54,366	15,588
BC Iron, Ltd. (a)	17,844	58,402
Beach Petroleum, Ltd.	502,252	495,771
Beadell Resources, Ltd. (a)	141,572	129,795
Berkeley Resources, Ltd. (a)	25,720	11,510
Billabong International, Ltd. (b)	84,060	544,233
Bionomics, Ltd. (a)	51,919	31,062
Biota Holdings, Ltd. (a) (b)	70,678	72,410
Blackmores, Ltd.	4,906	140,903
Boart Longyear Group	197,674	848,974
Boom Logistics, Ltd.	57,490	18,602
Boulder Steel, Ltd. (a)	19,202	1,569

Security Description	Shares	Value*

Australia—(Continued)
Bow Energy, Ltd. (a) (b)	85,566	$83,443
Bradken, Ltd.	64,037	550,497
Breville Group, Ltd.	4,467	15,825
Brickworks, Ltd.	1,569	17,195
BT Investment Management, Ltd.	11,643	31,245
Cabcharge Australia, Ltd. (b)	35,831	198,413
Campbell Brothers, Ltd.	849	41,799
Cape Lambert Iron Ore, Ltd. (a)	97,229	46,592
Cardno, Ltd.	23,391	135,368
Carnarvon Petroleum, Ltd. (a) (b)	165,426	31,178
Carnegie Corp., Ltd. (a)	63,298	5,164
carsales.com.au, Ltd. (b)	31,530	159,403
Cash Converters International, Ltd.	89,886	70,181
Catalpa Resources, Ltd. (a)	43,540	63,548
Cellestis, Ltd. (a)	25,191	86,040
Central Petroleum, Ltd. (a)	122,859	6,876
Centrebet International, Ltd.	9,600	20,544
Centrex Metals, Ltd. (a)	25,334	8,715
Ceramic Fuel Cells, Ltd. (a)	335,470	43,407
Cerro Resources NL (a)	88,602	22,047
CGA Mining, Ltd. (a)	7,066	21,639
Chalice Gold Mines, Ltd. (a)	25,904	9,181
Challenger Financial Services Group, Ltd.	240,014	1,265,076
Chandler Macleod Group, Ltd.	16,111	7,415
Citigold Corp., Ltd. (a)	104,691	8,350
Clean Seas Tuna, Ltd. (a)	857	101
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	15,558
Clough, Ltd.	89,000	67,876
Coal of Africa, Ltd. (a) (b)	133,534	155,159
Coalspur Mines, Ltd. (a)	127,514	268,259
Cockatoo Coal, Ltd. (a)	262,920	104,840
Codan, Ltd.	44,453	57,333
Coffey International, Ltd.	35,649	22,771
Collection House, Ltd.	18,260	12,743
Comet Ridge, Ltd. (a)	17,561	1,977
ConnectEast Group (b)	1,832,262	906,465
Conquest Mining, Ltd. (a)	140,042	62,643
Consolidated Media Holdings, Ltd. (b)	220,029	616,818
Continental Coal, Ltd. (a)	382,843	15,768
Cooper Energy, Ltd. (a)	123,859	47,964
Count Financial, Ltd. (b)	50,167	53,301
Credit Corp. Group, Ltd.	13,415	68,620
Crescent Gold, Ltd. (a)	55,131	3,331
Crusader Resources, Ltd. (a)	7,806	9,900
CSG, Ltd.	35,179	37,713
CSR, Ltd.	228,131	712,591
Cudeco, Ltd. (a)	51,210	176,793
Cue Energy Resources, Ltd. (a)	171,183	48,707
Customers, Ltd. (a)	33,696	27,166
Data #3, Ltd.	2,071	29,468
Decmil Group, Ltd. (a)	20,761	61,714
Deep Yellow, Ltd. (a)	271,919	43,955
Devine, Ltd.	184,720	49,542
Discovery Metals, Ltd. (a)	106,890	139,022
Domino’s Pizza Enterprises, Ltd.	11,943	77,535
Downer EDI, Ltd. (b)	177,026	706,119
Dragon Mining, Ltd. (a)	5,660	7,332

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Drillsearch Energy, Ltd. (a)	35,640	$15,108
DUET Group (b)	397,221	725,832
DuluxGroup, Ltd. (b)	135,952	410,483
DWS Advanced Business Solutions, Ltd.	24,661	34,977
Dyesol, Ltd. (a)	37,128	19,196
Eastern Star Gas, Ltd. (a)	321,107	209,706
Elders, Ltd. (b)	150,466	60,066
Elemental Minerals, Ltd. (a)	26,469	48,053
Emeco Holdings, Ltd.	256,015	313,068
Energy Resources of Australia, Ltd. (b)	14,856	65,638
Energy World Corp., Ltd.	361,817	194,144
Envestra, Ltd.	437,466	324,451
Equatorial Resources, Ltd. (a)	18,658	47,211
eServGlobal, Ltd. (a)	43,068	33,487
Euroz, Ltd.	8,343	14,485
Exco Resources, Ltd. (a)	62,226	43,855
Extract Resources, Ltd. (a) (b)	28,270	240,153
Fantastic Holdings, Ltd.	250	534
FAR, Ltd. (a) (b)	173,117	21,441
Ferraus, Ltd. (a)	40,308	39,163
Finbar Group, Ltd.	3,897	4,122
FKP Property Group (b)	372,405	279,952
Fleetwood Corp., Ltd.	25,069	305,103
Fletcher Building, Ltd. (b)	43,314	309,003
FlexiGroup, Ltd.	48,988	109,155
Flight Centre, Ltd. (b)	17,628	409,865
Flinders Mines, Ltd. (a)	606,380	78,617
Focus Minerals, Ltd. (a)	1,134,730	85,338
Forge Group, Ltd.	13,647	80,038
Forte Energy NL (a)	61,924	3,765
Galaxy Resources, Ltd. (a)	75,661	60,726
Geodynamics, Ltd. (a)	82,317	18,142
Ginalbie Metals, Ltd. (a) (b)	230,542	207,907
Gloucester Coal, Ltd. (a)	35,323	322,657
Gold One International, Ltd. (a)	197,310	104,114
Golden Rim Resources, Ltd. (a)	11,079	1,849
Goodman Fielder, Ltd. (b)	604,465	688,596
GrainCorp., Ltd.	85,015	760,942
Grange Resources, Ltd. (a)	120,000	68,096
Greenland Minerals & Energy, Ltd. (a)	62,332	47,712
Gryphon Minerals, Ltd. (a) (b)	69,123	135,058
GUD Holdings, Ltd.	24,055	235,168
Gujarat NRE Coking Coal, Ltd. (a)	19,871	9,202
Gunns, Ltd. (b)	309,759	90,569
GWA International, Ltd. (b)	136,258	402,555
Hastie Group, Ltd.	57,395	8,656
Heron Resources, Ltd. (a)	35,984	6,576
HFA Holdings, Ltd.	45,623	60,210
Highlands Pacific, Ltd. (a)	173,904	45,084
Hillgrove Resources, Ltd.	69,463	19,201
Hills Industries, Ltd.	45,110	57,982
Horizon Oil, Ltd.	230,120	82,992
Icon Energy, Ltd. (a)	103,127	14,955
iiNET, Ltd.	22,853	64,120
Imdex, Ltd.	56,956	131,556
IMF Australia, Ltd.	25,755	42,671
IMX Resources, Ltd. (a)	7,034	3,190

Security Description	Shares	Value*

Australia—(Continued)
Independence Group NL	66,104	$400,726
Indo Mines, Ltd. (a)	5,858	3,597
Indophil Resources NL (a)	95,058	38,362
Industrea, Ltd.	96,900	140,474
Industrial Minerals Corp., Ltd. (a)	49,237	13,720
Infigen Energy (b)	209,905	79,182
Infomedia, Ltd.	67,545	15,608
Integra Mining, Ltd. (a)	226,101	107,346
Integrated Research, Ltd.	28,972	8,571
Intrepid Mines, Ltd. (a) (b)	177,715	271,971
Invocare, Ltd.	49,359	407,947
IOOF Holdings, Ltd.	105,838	752,822
Iress Market Technology, Ltd.	48,417	469,097
Iron Ore Holdings, Ltd. (a)	17,526	24,558
iSOFT Group, Ltd.	340,747	58,541
Ivanhoe Australia, Ltd. (a) (b)	27,511	71,080
JB Hi-Fi, Ltd. (b)	47,695	877,582
Jupiter Mines, Ltd. (a)	63,164	30,309
Kagara, Ltd.	62,712	38,684
Kangaroo Resources, Ltd. (a)	196,326	38,843
Karoon Gas Australia, Ltd. (a)	66,375	374,368
Kasbah Resources, Ltd. (a)	63,291	15,684
Kingsgate Consolidated, Ltd. (b)	50,553	435,480
Kingsrose Mining, Ltd. (a)	77,954	111,727
Linc Energy, Ltd. (a)	119,994	371,443
Liquefied Natural Gas, Ltd. (a)	11,253	4,241
Lycopodium, Ltd.	4,478	27,650
M2 Telecommunications Group, Ltd.	24,959	88,058
Macmahon Holdings, Ltd.	233,310	140,823
Macquarie Telecom Group, Ltd.	3,983	43,615
Magma Metals, Ltd. (a)	61,670	15,570
Marengo Mining, Ltd. (a)	157,276	44,090
Matrix Composites & Engineering, Ltd.	9,743	75,733
McMillan Shakespeare, Ltd.	15,824	162,739
McPherson’s Ltd.	24,148	78,659
Medusa Mining, Ltd.	46,407	329,587
Melbourne IT, Ltd.	32,435	59,944
MEO Australia, Ltd. (a)	220,030	42,578
Mermaid Marine Australia, Ltd.	90,016	309,205
Mesoblast, Ltd. (a) (b)	48,994	454,333
Metals X, Ltd. (a)	122,921	33,697
Metgasco, Ltd. (a)	117,719	29,771
Metminco, Ltd. (a)	116,326	34,683
MHM Metals, Ltd. (a)	19,739	21,291
Minara Resources, Ltd. (b)	155,794	124,961
Mincor Resources NL	55,742	54,480
Mineral Deposits, Ltd. (a)	27,225	166,109
Mineral Resources, Ltd.	42,639	526,829
Mirabela Nickel, Ltd. (a) (b)	59,990	113,198
Molopo Australia, Ltd.	70,758	57,867
Moly Mines, Ltd. (a) (b)	32,667	26,198
Monadelphous Group, Ltd. (b)	32,222	639,234
Morning Star Gold NL (a)	33,455	8,989
Mortgage Choice, Ltd.	27,374	36,513
Mount Gibson Iron, Ltd.	59,402	118,012
MSF Sugar, Ltd. (a)	14,314	53,614
Murchison Metals, Ltd. (a) (b)	110,450	96,940

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Myer Holdings, Ltd. (b)	260,693	$739,802
Nanosonics, Ltd. (a)	54,786	45,042
Navitas, Ltd. (b)	84,693	367,866
Neon Energy, Ltd. (a)	60,247	25,691
Neptune Marine Services, Ltd. (a)	74,800	3,131
Newland Resources, Ltd. (a)	91,217	8,970
Nexbis, Ltd. (a)	121,902	11,551
Nexus Energy, Ltd. (a)	305,480	108,476
NIB Holdings, Ltd.	97,384	151,166
Nido Petroleum, Ltd. (a)	522,236	26,946
Noble Mineral Resources, Ltd. (a)	83,737	52,811
Norfolk Group, Ltd.	25,916	32,479
North Australian Diamonds, Ltd. (a)	582	175
Northern Energy Corp., Ltd. (a)	29,448	47,423
Northern Iron, Ltd. (a)	49,413	93,735
Northern Star Resources, Ltd. (a)	65,700	32,568
Norton Gold Fields, Ltd. (a)	119,909	18,025
NRW Holdings, Ltd.	77,104	231,839
Nucoal Resources NL (a)	80,799	28,308
Nufarm, Ltd. (b)	75,460	365,060
Oakton, Ltd.	24,739	55,560
Oilex, Ltd. (a)	2,290	818
Orocobre, Ltd. (a)	20,107	44,701
OrotonGroup, Ltd.	4,654	38,566
Otto Energy, Ltd. (a)	308,140	29,173
Pacific Brands, Ltd.	621,651	465,848
Pacific Niugini, Ltd. (a)	26,694	11,172
Paladin Energy, Ltd. (a)	125,683	342,340
Pan Pacific Petroleum NL (a)	55,564	8,346
Panoramic Resources, Ltd.	42,089	79,384
PaperlinX, Ltd. (b)	340,846	58,538
Patties Foods, Ltd.	762	1,400
Peet, Ltd. (b)	48,359	76,002
Peninsula Energy, Ltd. (a)	454,116	36,330
Perilya, Ltd. (b)	53,814	36,984
Perpetual, Ltd. (b)	18,730	501,308
Perseus Mining, Ltd. (a)	160,823	453,705
Petsec Energy, Ltd. (a)	3,946	742
Pharmaxis, Ltd. (a)	99,632	90,141
Photon Group, Ltd.	319,019	13,698
Platinum Australia, Ltd. (a) (b)	116,796	49,089
Pluton Resources, Ltd. (a)	48,332	14,585
PMP, Ltd.	95,913	63,802
Premier Investments, Ltd.	44,992	294,243
Prima Biomed, Ltd. (a)	225,293	70,114
Primary Health Care, Ltd.	201,110	743,117
Prime Media Group, Ltd.	1,327	978
PrimeAg Australia, Ltd. (a)	7,839	10,771
Probiotec, Ltd.	12,121	4,616
Programmed Maintenance Services, Ltd.	41,023	97,137
QRxPharma, Ltd. (a)	4,613	8,265
Quickstep Holdings, Ltd. (a)	31,204	8,567
Ramelius Resources, Ltd. (a) (b)	84,830	117,106
RCR Tomlinson, Ltd.	20,235	35,380
REA Group, Ltd.	33,832	432,298
Reckon, Ltd.	24,309	59,670
Red Fork Energy, Ltd. (a)	49,971	20,223

Security Description	Shares	Value*

Australia—(Continued)
Red Hill Iron, Ltd. (a)	3,707	$8,672
Redflex Holdings, Ltd.	17,543	33,065
Reed Resources, Ltd. (a)	59,940	32,529
Regional Express Holdings, Ltd. (a)	9,952	8,889
Regis Resources, Ltd. (a) (b)	127,686	341,182
Resolute Mining, Ltd.	142,241	179,568
Resource & Investment NL (a)	20,753	28,800
Resource Generation, Ltd. (a)	58,515	47,314
Retail Food Group, Ltd.	14,217	36,768
Rex Minerals, Ltd. (a) (b)	36,473	90,845
Rialto Energy, Ltd. (a)	104,081	49,384
Ridley Corp., Ltd.	94,194	124,403
Robust Resources, Ltd. (a)	8,904	14,531
Roc Oil Co., Ltd. (a)	202,324	69,796
Rock Building Society, Ltd.	1,453	3,440
Runge, Ltd.	4,190	1,647
Ruralco Holdings, Ltd.	2,336	8,014
SAI Global, Ltd.	78,414	399,729
Salmat, Ltd.	35,609	141,294
Samson Oil & Gas, Ltd. (a)	195,113	28,983
Sandfire Resources NL (a) (b)	42,691	325,193
Saracen Mineral Holdings, Ltd. (b)	117,607	67,681
Sedgman, Ltd.	29,483	58,753
Select Harvests, Ltd.	8,048	15,867
Senex Energy, Ltd. (a)	99,714	38,530
Servcorp, Ltd.	18,320	56,028
Service Stream, Ltd.	34,463	18,142
Seven Group Holdings, Ltd.	34,311	355,840
Seven West Media, Ltd.	58,677	255,467
Sigma Pharmaceuticals, Ltd. (b)	621,692	354,351
Sihayo Gold, Ltd. (a)	40,036	5,813
Silex Systems, Ltd. (a)	32,584	102,460
Silver Lake Resources, Ltd. (a)	48,469	104,270
Sirtex Medical, Ltd. (a)	16,760	88,234
Skilled Group, Ltd. (b)	35,531	85,472
Slater & Gordon, Ltd.	6,531	16,162
SMS Management & Technology, Ltd.	17,520	118,766
Southern Cross Electrical Engineering, Ltd.	13,042	11,781
Southern Cross Media Group	328,410	550,021
Spark Infrastructure Group	640,636	888,034
Specialty Fashion Group, Ltd.	46,931	44,450
Spotless Group, Ltd.	73,151	183,679
St. Barbara, Ltd. (b)	126,668	266,925
Starpharma Holdings, Ltd. (a)	62,500	101,147
Straits Resources, Ltd. (a)	39,613	34,053
Strike Resources, Ltd. (a)	13,614	3,649
STW Communications Group, Ltd.	93,777	103,966
Sundance Energy Australia, Ltd. (a)	57,204	51,271
Sundance Resources, Ltd. (a)	819,104	300,592
Sunland Group, Ltd.	73,931	48,809
Super Cheap Auto Group, Ltd.	37,954	285,207
Swick Mining Services, Ltd. (a)	44,723	19,222
Talent2 International, Ltd.	14,642	23,379
Talisman Mining, Ltd. (a)	8,018	5,361
Tanami Gold NL (a)	32,329	31,057
Tap Oil, Ltd.	106,752	95,327
Tassal Group, Ltd.	58,903	88,846

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Technology One, Ltd.	38,530	$42,253
Ten Network Holdings, Ltd.	296,105	337,663
Teranga Gold Corp. (a) (b)	26,882	71,604
Terramin Australia, Ltd. (a)	34,330	9,758
Texon Petroleum, Ltd. (a)	31,334	20,462
TFS Corp., Ltd.	57,669	54,820
Thakral Holdings Group (REIT)	143,461	83,191
The Reject Shop, Ltd. (b)	5,951	74,724
ThinkSmart, Ltd.	18,125	13,575
Thorn Group, Ltd.	61,630	125,807
Thorn Group, Ltd. (New Shares) (a)	7,704	15,708
Tiger Resources, Ltd. (a)	157,181	76,193
Toro Energy, Ltd. (a)	75,052	5,649
Tox Free Solutions, Ltd. (a)	20,980	47,751
TPG Telecom, Ltd.	201,335	363,838
Transfield Services, Ltd. (b)	217,693	786,222
Transpacific Industries Group, Ltd. (a)	211,598	185,615
Troy Resources NL	25,003	93,731
Trust Co., Ltd.	3,656	21,660
Unity Mining, Ltd.	45,078	5,090
UXC, Ltd.	101,253	62,512
Village Roadshow, Ltd.	20,281	89,040
Virgin Blue Holdings, Ltd.	968,773	291,262
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	5,755	28,111
Watpac, Ltd.	37,999	56,813
WDS, Ltd.	55,558	44,843
Webjet, Ltd.	17,109	36,700
Western Areas NL (b)	55,986	356,225
White Energy Co., Ltd. (a) (b)	78,162	154,298
WHK Group, Ltd.	93,561	92,356
Wide Bay Australia, Ltd.	8,605	78,618
Wildhorse Energy, Ltd. (a)	8,738	2,693
Wotif.com Holdings, Ltd. (b)	46,269	233,445
WPG Resources, Ltd. (a)	42,581	37,009

		53,835,935

Austria—0.8%
A-TEC Industries AG	1,749	5,793
Agrana Beteiligungs AG	1,574	190,183
Atrium European Real Estate, Ltd.	37,446	247,003
Austria Technologie & Systemtechnik AG	4,883	93,958
BWT AG	1,972	52,580
CA Immobilien Anlagen AG (a)	18,137	329,664
EVN AG (b)	12,176	211,332
Flughafen Wien AG	5,071	258,308
Frauenthal Holding AG	775	12,663
Intercell AG (a) (b)	12,946	53,337
Kapsch TrafficCom AG	1,104	98,984
Lenzing AG	1,148	149,829
Mayr Melnhof Karton AG	3,431	405,432
Oberbank AG	174	11,650
Oesterreichische Post AG (b)	15,900	512,655
Palfinger AG	5,413	195,785
POLYTEC Holding AG	3,267	36,020
RHI AG (a)	8,611	260,091

Security Description	Shares	Value*

Austria—(Continued)
Rosenbauer International AG	555	$30,020
Schoeller-Bleckmann Oilfield Equipment AG	4,650	403,312
Semperit AG Holding	2,842	141,974
Strabag SE (b)	10,968	326,491
Uniqa Versicherungen AG (b)	4,427	95,607
Warimpex Finanz- und Beteiligungs AG	4,925	14,683
Wienerberger AG	50,921	938,274
Wolford AG	856	30,448
Zumtobel AG	19,568	514,398

		5,620,474

Belgium—1.0%
Ablynx NV (a)	5,538	68,436
Ackermans & van Haaren NV (b)	10,676	1,038,736
AGFA-Gevaert NV	57,851	259,415
AGFA-Gevaert NV (VVPR Strip) (a)	21,666	63
Arseus NV	4,424	72,927
Atenor Group	251	12,215
Banque Nationale de Belgique S.A.	88	400,886
Barco NV	3,079	228,255
Compagnie d’Entreprises CFE	3,390	246,123
Compagnie Immobiliere de Belgique S.A.	978	42,237
Compagnie Maritime Belge S.A.	2,195	59,695
D’ieteren S.A.	8,249	565,179
Deceuninck NV	22,460	60,660
Deceuninck NV (VVPR Strip)	17,412	25
Devgen NV (a)	3,173	29,495
Duvel Moortgat S.A.	136	14,716
Econocom Group	3,742	82,645
Elia System Operator S.A.	11,062	473,065
Euronav NV	9,477	128,651
EVS Broadcast Equipment S.A.	3,590	243,384
Exmar NV	9,457	85,156
Galapagos NV (a)	6,490	79,449
Gimv NV (b)	225	14,349
Hamon & CIE S.A.	300	11,864
Ion Beam Applications S.A.	3,465	34,551
IRIS	560	27,613
Kinepolis Group NV	1,398	104,139
Lotus Bakeries S.A.	29	16,900
Melexis NV	5,734	104,849
Nyrstar NV	71,799	1,040,707
Nyrstar NV (VVPR Strip) (a)	23,989	209
Omega Pharma S.A.	4,643	239,317
Option NV	9,790	5,830
RealDolmen NV (Post Reverse Split Shares)	737	17,380
Recticel S.A.	5,113	56,437
Resilux NV	55	4,713
Roularta Media Group NV	948	33,613
Sioen Industries NV	1,153	11,056
Sipef S.A.	1,740	176,268
Telenet Group Holding NV (a)	7,926	377,541
Tessenderlo Chemie NV	7,269	313,770
Tessenderlo Chemie NV (VVPR Strip) (a)	189	88
ThromboGenics NV (a) (b)	8,589	230,833

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Belgium—(Continued)
Van de Velde NV	2,138	$121,671

		7,135,111

Canada—12.4%
5N Plus, Inc. (a)	8,921	83,173
Aastra Technologies, Ltd. (a)	3,224	63,260
Aberdeen International, Inc.	9,500	7,783
Absolute Software Corp. (a) (b)	16,254	71,641
Advantage Oil & Gas, Ltd. (a)	84,244	667,487
Aecon Group, Inc. (b)	20,400	170,943
AEterna Zentaris, Inc. (a) (b)	12,766	27,935
AG Growth International, Inc. (b)	2,938	139,549
AGF Management, Ltd.	27,737	538,200
Ainsworth Lumber Co., Ltd. (a)	15,595	41,242
Air Canada (a)	15,459	36,874
Akita Drilling, Ltd.	2,003	24,408
Alacer Gold Corp. (a)	3,138	26,295
Alamos Gold, Inc. (a)	60,790	1,006,810
Alarmforce Industries, Inc. (a)	2,200	23,569
Alexco Resource Corp. (a)	18,644	133,993
Alexis Minerals Corp. (a)	18,500	1,535
Algoma Central Corp.	441	44,820
Algonquin Power & Utilities Corp. (b)	42,604	252,288
Alliance Grain Traders, Inc.	2,379	63,654
AltaGas, Ltd. (b)	36,024	962,010
Alterra Power Corp. (a) (b)	48,314	35,575
Altius Minerals Corp. (a)	9,660	116,010
Amerigo Resources, Ltd.	43,359	44,517
Anderson Energy, Ltd. (a)	46,999	38,993
Andrew Peller, Ltd.	300	2,757
Angle Energy, Inc. (a)	14,538	151,222
Antrim Energy, Inc. (a)	26,096	29,770
Anvil Mining, Ltd.	52,764	334,888
Argonaut Gold, Inc. (a)	16,560	89,992
Armtec Infrastructure, Inc.	7,363	26,268
Arsenal Energy, Inc. (a)	71,551	51,943
Astral Media, Inc. (b)	19,317	747,639
Atlantic Power Corp. (b)	28,762	435,792
Atrium Innovations, Inc.	12,300	202,183
ATS Automation Tooling Systems, Inc. (a)	27,938	223,388
Augusta Resource Corp. (a)	16,090	74,255
Aura Minerals, Inc. (a)	49,179	102,005
AuRico Gold, Inc. (a)	71,000	780,503
Aurizon Mines, Ltd.	65,968	369,434
Avalon Rare Metals, Inc. (a) (b)	28,205	195,980
AvenEx Energy Corp.	1,596	9,484
Avion Gold Corp. (a)	113,400	228,152
Axia NetMedia Corp. (a)	16,400	21,090
Azure Dynamics Corp. (a)	283,510	79,386
B2Gold Corp. (a)	95,043	321,328
Baja Mining Corp. (a)	127,376	143,987
Ballard Power Systems, Inc.	33,449	52,727
Bankers Petroleum, Ltd. (a)	106,542	760,186
Bellatrix Exploration, Ltd. (a)	27,974	131,711
Bengal Energy, Ltd. (a)	9,533	11,369
BioExx Specialty Proteins, Ltd. (a) (b)	41,755	43,303

Security Description	Shares	Value*

Canada—(Continued)
Bioniche Life Sciences, Inc. (a)	21,600	$19,937
BioteQ Environmental Technologies, Inc. (a)	8,975	6,422
Birchcliff Energy, Ltd. (b)	46,465	627,404
Bird Construction, Inc.	11,310	136,999
Black Diamond Group, Ltd. (b)	5,206	170,069
BlackPearl Resources, Inc. (a)	115,717	817,249
BMTC Group, Inc.	5,387	119,221
BNK Petroleum, Inc. (a)	28	134
Bonterra Energy Corp. (b)	4,953	291,658
Boralex, Inc. (a)	9,730	80,020
Breakwater Resources, Ltd. (a)	19,093	146,923
Bridgewater Systems Corp. (a)	7,000	59,165
Brigus Gold Corp. (a) (b)	42,854	70,664
Brookfield Real Estate Services, Inc. (b)	300	4,434
Burcon NutraScience Corp. (a)	6,010	49,177
CAE, Inc. (b)	16,932	228,453
Calfrac Well Services, Ltd.	12,268	404,205
Calian Technologies, Ltd.	1,200	23,334
Calvalley Petroleums, Inc. (a)	25,510	57,674
Canaccord Capital, Inc. (a)	38,674	495,733
Canada Bread Co., Ltd.	139	6,343
Canadian Energy Services & Technology Corp.	4,353	141,075
Canadian Helicopters Group, Inc.	3,968	98,269
Canadian Western Bank (b)	26,587	849,240
Canadian Zinc Corp. (a)	38,500	30,744
Canam Group, Inc.	13,613	95,012
Canfor Corp. (a)	48,900	535,022
Canfor Pulp Products, Inc. (b)	8,800	159,527
Cangene Corp. (a)	11,169	17,954
Canyon Services Group, Inc.	18,800	259,700
Capstone Infrastructure Corp.	11,996	97,287
Capstone Mining Corp. (a)	109,463	407,542
Cardero Resources Corp. (a) (b)	17,277	21,859
Cardiome Pharma Corp. (a) (b)	26,900	118,285
Carpathian Gold, Inc. (a)	84,878	36,530
Cascades, Inc.	24,558	162,489
Catalyst Paper Corp. (a)	72,799	10,570
Cathedral Energy Services, Ltd.	11,042	81,877
CCL Industries, Inc.	11,519	396,132
CE Franklin, Ltd. (a)	1,700	16,176
Celestica, Inc.	88,081	771,879
Celtic Exploration, Ltd.	33,000	729,987
Cequence Energy, Ltd. (a)	34,816	120,236
China Gold International Resources Corp., Ltd. (a)	72,399	282,313
Chinook Energy, Inc. (a)	12,817	22,464
Chorus Aviation, Inc. (b)	1,500	7,825
CIC Energy Corp. (a)	15,763	47,081
Cinch Energy Corp. (a)	27,561	57,737
Cineplex, Inc. (b)	27,267	755,586
Clairvest Group, Inc.	200	3,286
Clarke, Inc.	1,730	8,038
Claude Resources, Inc. (a)	41,462	78,689
Cline Mining Corp. (a) (b)	45,858	108,908
CML HealthCare, Inc. (b)	34,672	335,483
Coastal Contacts, Inc. (a)	22,185	58,439
Cogeco Cable, Inc. (b)	9,171	431,800
Cogeco, Inc.	1,308	58,478

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Colabor Group, Inc.	5,569	$56,542
Colossus Minerals, Inc. (a)	28,508	206,955
COM DEV International, Ltd. (a) (b)	18,581	43,357
Compton Petroleum Corp. (a)	69,500	8,649
Computer Modelling Group, Ltd.	11,260	158,930
Connacher Oil & Gas, Ltd. (a)	91,635	99,784
Constellation Software, Inc.	2,318	171,377
Contrans Group, Inc.	5,064	45,900
Copper Mountain Mining Corp. (a)	28,166	218,201
Corby Distilleries, Ltd.	4,241	71,251
Coro Mining Corp. (a)	8,346	6,145
Corridor Resources, Inc. (a) (b)	17,685	54,288
Corus Entertainment, Inc. (a)	30,900	658,538
Corvus Gold, Inc. (a)	3,599	2,127
Cott Corp. (a)	38,895	326,327
Crew Energy, Inc.	32,510	505,730
Crocodile Gold Corp. (a)	66,795	50,568
Crocotta Energy, Inc. (a)	9,737	29,385
Crosshair Exploration & Mining Corp. (a)	12,100	8,784
Crystallex International Corp.	98,450	9,189
Davis & Henderson Income Corp. (b)	26,388	537,475
Daylight Energy, Ltd. (b)	94,037	911,844
Delphi Energy Corp.	24,000	53,015
Denison Mines Corp. (a)	122,440	233,642
DirectCash Payments, Inc.	2,474	57,190
Dollarama, Inc. (a)	27,484	931,192
Dorel Industries, Inc.	10,700	298,945
DragonWave, Inc. (a)	5,252	31,591
Duluth Metals, Ltd. (a)	14,007	34,573
Dundee Capital Markets, Inc. (a) (b)	25,486	30,396
Dundee Precious Metals, Inc. (a)	42,380	343,259
Dynasty Metals & Mining, Inc. (a)	8,618	25,204
E-L Financial Corp., Ltd.	35	16,751
Eastern Platinum, Ltd. (a)	420,034	348,486
Eastmain Resources, Inc. (a)	24,625	29,369
easyhome, Ltd.	2,000	15,660
ECU Silver Mining, Inc. (a) (b)	104,114	99,336
EGI Financial Holdings, Inc.	900	7,878
Electrovaya, Inc. (a) (b)	11,336	19,868
Enbridge Income Fund Holdings, Inc.	8,688	168,669
Endeavour Mining Corp. (a)	32,966	78,975
Endeavour Silver Corp.	24,040	202,442
Enerflex, Ltd. (a)	10,930	140,670
Enghouse Systems, Ltd.	3,109	31,598
Ensign Energy Services, Inc. (b)	8,770	173,899
Entree Gold, Inc.	15,350	32,793
Epsilon Energy, Ltd. (a)	16,318	59,738
Equal Energy, Ltd. (a)	2,453	16,485
Equitable Group, Inc.	5,801	172,962
Essential Energy Services, Ltd. (a)	13,681	30,079
European Goldfields, Ltd. (a)	46,450	486,539
Evertz Technologies, Ltd.	14,549	198,413
Excellon Resources, Inc. (a)	69,422	51,117
Exchange Income Corp.	2,275	50,679
Exco Technologies, Ltd.	4,100	16,795
Exeter Resource Corp. (a)	11,335	47,139
EXFO, Inc. (a)	11,143	85,515

Security Description	Shares	Value*

Canada—(Continued)
Fairborne Energy, Ltd.	32,859	$161,867
Fibrek, Inc. (a)	4,460	6,244
Fiera Sceptre, Inc.	1,403	10,549
Firm Capital Mortgage Investment Corp.	1,407	18,313
First Capital Realty, Inc. (b)	18,857	322,285
First Majestic Silver Corp. (a)	41,797	773,304
First National Financial Corp.	1,128	19,618
First Nickel, Inc. (a)	62,217	10,646
First Uranium Corp. (a)	51,906	27,992
FirstService Corp. (a)	10,800	373,982
Flint Energy Services, Ltd. (a)	7,295	105,463
Formation Metals, Inc. (a) (b)	10,328	10,711
Forsys Metals Corp. (a)	25,356	39,444
Fortress Paper, Ltd. (a)	2,769	105,821
Fortuna Silver Mines, Inc. (a)	36,282	189,641
Fortune Minerals, Ltd. (a)	11,100	16,462
Galleon Energy, Inc.	16,600	51,991
Gamehost, Inc.	915	10,723
Garda World Security Corp. (a) (b)	8,200	82,659
Genesis Land Development Corp. (a)	17,608	71,217
Genivar, Inc.	10,454	278,954
Gennum Corp.	9,910	74,820
Genworth MI Canada, Inc.	9,999	263,287
Geomark Exploration, Ltd.	3,200	3,451
Glacier Media, Inc. (a)	9,600	23,197
Glentel, Inc.	6,330	118,164
GLG Life Tech Corp. (a)	3,198	21,458
Gluskin Sheff & Associates, Inc. (b)	4,778	93,157
GLV, Inc. (a) (b)	11,135	76,793
GMP Capital, Inc.	40,036	531,045
Golden Star Resources, Ltd.	97,170	213,638
Gran Tierra Energy, Inc. (a)	92,328	608,020
Grande Cache Coal Corp. (a)	41,900	381,956
Great Basin Gold, Ltd. (a)	185,850	381,626
Great Canadian Gaming Corp. (a)	18,900	150,338
Great Panther Silver, Ltd. (a) (b)	49,900	167,670
Greystar Resources, Ltd.	16,900	47,848
Groupe Aeroplan, Inc.	75,179	1,038,511
Guyana Goldfields, Inc. (a)	19,255	136,787
Hanfeng Evergreen, Inc. (a) (b)	12,100	56,594
Harry Winston Diamond Corp.	25,544	424,387
Helix Biopharma Corp. (a)	100	297
Hemisphere GPS, Inc. (a)	12,375	14,887
Heroux-Devtek, Inc. (a)	15,800	134,691
High Liner Foods, Inc.	600	9,962
High River Gold Mines, Ltd. (a)	100,844	122,362
Home Capital Group, Inc.	13,384	718,301
Horizon North Logistics, Inc. (a)	29,801	138,458
IBI Group, Inc.	1,768	25,303
Imax Corp. (a)	25,958	845,032
Imperial Metals Corp. (a)	8,463	169,918
Imris, Inc. (a)	9,126	63,033
Indigo Books & Music, Inc.	1,586	21,053
Innergex Renewable Energy, Inc.	22,493	232,803
Inter-Citic Minerals, Inc. (a)	23,292	33,576
International Forest Products, Ltd.	12,660	67,879
International Tower Hill Mines, Ltd. (a)	21,604	163,108

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Intertape Polymer Group, Inc. (a)	12,646	$23,476
Ivanhoe Energy, Inc. (a) (b)	110,904	210,479
Ivernia, Inc. (a)	71,989	14,558
Jaguar Mining, Inc. (a) (b)	24,008	114,531
Just Energy Group, Inc.	66,291	976,920
KAB Distribution, Inc. (a) (c)	3,622	0
Keegan Resources, Inc. (a) (b)	23,027	178,628
Keyera Corp. (b)	15,269	691,836
Killam Properties, Inc.	13,753	153,754
Kingsway Financial Services, Inc.	35,061	34,543
Kirkland Lake Gold, Inc. (a)	18,730	295,251
La Mancha Resources, Inc. (a) (b)	45,390	109,209
Labopharm, Inc. (a)	16,530	2,400
Labrador Iron Mines Holdings, Ltd. (a)	13,799	175,305
Lake Shore Gold Corp. (a)	179,156	522,093
Laramide Resources (a)	17,031	17,662
Laurentian Bank of Canada (b)	15,700	725,530
Le Chateau, Inc. (b)	2,899	25,555
Legacy Oil & Gas, Inc. (a)	49,237	597,942
Leisureworld Senior Care Corp.	6,600	74,265
Leon’s Furniture, Ltd.	13,069	171,181
Linamar Corp.	23,100	525,844
MacDonald Dettwiler & Associates, Ltd. (a)	17,700	1,002,985
MAG Silver Corp. (a)	13,742	137,384
MagIndustries Corp. (a)	74,397	17,360
Mainstreet Equity Corp. (a)	200	3,505
Major Drilling Group International, Inc.	34,700	451,631
Manitoba Telecom Services, Inc. (b)	8,354	283,044
Maple Leaf Foods, Inc.	46,770	576,713
March Networks Corp. (a)	400	2,240
Martinrea International, Inc. (a)	32,056	268,283
Maxim Power Corp. (a)	2,800	8,421
MEGA Brands, Inc. (a)	7,658	77,434
Mega Uranium, Ltd. (a)	53,800	18,970
Mercator Minerals, Ltd. (a) (b)	44,710	132,611
MGM Energy Corp. (a)	6,492	1,145
Midway Energy, Ltd. (a)	21,497	93,412
Migao Corp. (a)	14,085	64,856
Minco Silver Corp. (a)	10,913	50,024
Minefinders Corp. (a)	34,019	441,709
Minera Andes, Inc. (a)	58,834	151,928
Miranda Technologies, Inc. (a)	11,073	86,701
Morneau Shepell, Inc.	14,489	150,863
Mosaid Technologies, Inc.	4,790	139,093
Mullen Group, Ltd.	37,181	782,372
NAL Energy Corp. (b)	56,656	648,672
Nautilus Minerals, Inc. (a) (b)	52,914	138,287
Neo Material Technologies, Inc. (a)	50,900	489,865
Nevada Copper Corp. (a)	10,550	63,240
Newalta Corp.	21,158	266,162
NGEx Resources, Inc. (a) (b)	50,496	155,010
Norbord, Inc. (a)	9,529	119,675
Nordion, Inc. (a) (b)	51,425	562,115
North American Energy Partners, Inc. (a)	10,529	81,240
North American Palladium, Ltd.	40,651	167,789
Northern Dynasty Minerals, Ltd. (a)	27,464	279,126
Northgate Minerals Corp.	129,330	335,312

Security Description	Shares	Value*

Canada—(Continued)
Northland Power, Inc. (b)	31,704	$528,373
Northland Resources S.A. (a)	49,466	138,510
Noveko International, Inc. (a)	8,600	5,886
NuVista Energy, Ltd. (a)	35,517	335,188
OceanaGold Corp. (a)	104,471	286,029
Oncolytics Biotech, Inc. (a)	27,072	150,767
Open Range Energy Corp. (a)	18,692	92,660
OPTI Canada, Inc.	110,322	12,585
Oromin Explorations, Ltd. (a)	30,600	28,244
Orvana Minerals Corp. (a)	16,462	40,803
Pace Oil & Gas, Ltd. (a)	10,104	77,227
Pacific Northern Gas, Ltd.	70	2,073
Paladin Labs, Inc. (a)	4,798	200,329
Paramount Resources, Ltd. (b)	18,547	532,030
Parkland Fuel Corp. (b)	16,430	211,285
Pason Systems, Inc.	28,216	425,471
Patheon, Inc. (a)	5,086	10,655
Peregrine Diamonds, Ltd. (a)	15,201	26,800
Perpetual Energy, Inc. (b)	50,316	163,328
Petaquilla Minerals, Ltd. (a)	51,667	34,293
PetroBakken Energy, Ltd. (b)	34,295	470,901
Petrobank Energy & Resources, Ltd. (a)	47,773	701,546
Phoscan Chemical Corp. (a)	51,767	25,233
PHX Energy Services Corp. (b)	7,450	84,911
Pilot Gold, Inc. (a)	11,266	25,704
Platinum Group Metals, Ltd.	32,084	55,900
Platmin, Ltd. (a)	59,150	34,352
Points International, Ltd. (a)	2,200	22,040
Polaris Minerals Corp. (a)	1,800	1,587
PolyMet Mining Corp. (a) (b)	25,570	41,898
Precision Drilling Corp. (a)	111,397	1,600,050
Premium Brands Holdings Corp.	4,050	68,673
Primero Mining Corp. (a)	7,301	24,002
Prometic Life Sciences, Inc. (a)	77,000	10,780
Provident Energy, Ltd. (b)	113,569	1,015,260
Pulse Seismic, Inc. (a)	17,420	36,312
QLT, Inc. (a)	25,500	183,531
Quebecor, Inc.	17,980	590,725
Queenston Mining, Inc. (a)	20,802	147,561
Questerre Energy Corp. (a)	70,069	63,220
Ram Power Corp. (a)	31,332	15,434
Redknee Solutions, Inc. (a)	16,690	21,636
Reitmans Canada, Ltd.	1,800	29,914
Reitmans Canada, Ltd. (Class A)	19,830	315,470
Resverlogix Corp. (a) (b)	12,830	19,959
Richelieu Hardware, Ltd.	6,330	182,695
Richmont Mines, Inc. (a)	6,300	44,820
Ritchie Bros. Auctioneers, Inc. (b)	40,201	1,107,325
RMP Energy, Inc. (a)	9,639	22,992
Rock Energy, Inc. (a)	6,887	29,426
Rocky Mountain Dealerships, Inc.	1,599	16,218
Rogers Sugar, Inc.	29,407	163,770
RONA, Inc. (a)	55,150	686,908
Rubicon Minerals Corp.	49,480	176,009
RuggedCom, Inc. (a)	3,609	75,942
Russel Metals, Inc.	23,585	601,213
Sabina Gold & Silver Corp. (a)	45,006	275,380

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
San Gold Corp. (a) (b)	81,500	$275,541
Sandvine Corp.	67,900	162,664
Savanna Energy Services Corp.	40,539	365,765
Scorpio Mining Corp. (a) (b)	66,900	89,501
Seabridge Gold, Inc. (a)	9,584	269,157
Sears Canada, Inc.	18,168	330,105
SEMAFO, Inc. (a)	116,582	893,483
ShawCor, Ltd.	25,440	781,470
Sherritt International Corp. (b)	122,759	781,686
Shore Gold, Inc.	82,170	59,652
Sierra Wireless, Inc. (a)	9,048	105,470
Silver Standard Resources, Inc. (a)	36,910	986,436
Silvercorp Metals, Inc. (b)	75,840	712,585
Softchoice Corp. (a)	830	7,101
Sonde Resources Corp. (a)	13,061	42,397
Southern Pacific Resource Corp. (a)	124,076	199,448
SouthGobi Energy Resources, Ltd. (a)	65,809	727,533
Sprott Resource Corp. (a) (b)	29,263	139,297
Sprott Resource Lending Corp. (a)	49,651	86,506
Sprott, Inc.	29,102	223,037
St. Andrew Goldfields, Ltd. (a)	50,850	43,243
Stantec, Inc. (a) (b)	17,908	520,015
Stella-Jones, Inc. (b)	2,533	97,248
Stornoway Diamond Corp. (a)	33,687	78,606
Strateco Resources, Inc. (a)	32,150	15,837
Student Transportation, Inc. (b)	10,265	65,790
Sulliden Gold Corp, Ltd. (a) (b)	68,700	122,545
SunOpta, Inc. (a)	20,285	143,894
Superior Plus Corp. (b)	43,805	509,714
Swisher Hygiene, Inc. (a) (b)	36,117	202,637
Tanzanian Royalty Exploration Corp. (b)	27,505	178,565
Taseko Mines, Ltd.	76,100	380,401
Tembec, Inc. (a)	33,187	147,995
Terra Energy Corp.	18,547	18,658
Tethys Petroleum, Ltd. (a) (b)	86,990	97,432
The Brick, Ltd. (a) (b)	7,603	21,762
The Cash Store Financial Services, Inc.	3,705	49,182
The Churchill Corp. (a)	7,857	133,551
The Descartes Systems Group, Inc. (a)	27,487	197,547
The Forzani Group, Ltd.	7,608	207,824
The Jean Coutu Group PJC, Inc.	48,905	558,407
The North West Co., Inc.	16,351	343,214
Theratechnologies, Inc. (a) (b)	14,824	67,183
Thompson Creek Metals Co., Inc. (a)	76,939	768,393
Timminco, Ltd. (a)	16,700	5,889
TMX Group, Inc.	27,621	1,254,654
Torex Gold Resources, Inc. (a)	108,274	195,382
Toromont Industries, Ltd.	12,250	241,379
Torstar Corp.	23,209	288,834
Total Energy Services, Inc.	12,217	181,940
Transcontinental, Inc.	27,760	418,595
TransForce, Inc. (b)	30,893	480,576
TransGlobe Energy Corp. (a)	20,465	233,461
Transition Therapeutics, Inc.	800	2,489
Trilogy Energy Corp. (b)	23,117	571,782
Trinidad Drilling, Ltd.	59,328	515,601
TSO3, Inc. (a)	17,113	35,317

Security Description	Shares	Value*

Canada—(Continued)
Twin Butte Energy, Ltd. (a)	55,144	$138,968
UEX Corp. (a)	89,800	94,061
Uni-Select, Inc.	4,948	139,678
Ur-Energy, Inc. (a) (b)	19,846	31,902
Valener, Inc.	3,017	50,750
Vecima Networks, Inc. (a)	2,500	8,452
Vector Aerospace Corp.	6,615	88,909
Veresen, inc.	57,535	828,790
Vero Energy, Inc. (a)	7,007	39,604
Vicwest, Inc. (b)	1,200	16,054
Virginia Mines, Inc. (a)	8,108	74,837
Wajax Corp.	5,200	196,082
WaterFurnace Renewable Energy, Inc.	2,883	66,376
Wesdome Gold Mines, Ltd.	16,307	40,588
West Fraser Timber Co., Ltd. (b)	11,448	624,134
Westaim Corp. (a)	35,191	18,613
Western Forest Products, Inc. (a)	56,100	42,471
Westfire Energy, Ltd. (a)	11,354	80,658
Westport Innovations, Inc. (a) (b)	14,679	351,809
Wi-Lan, Inc. (b)	47,424	382,638
Winpak, Ltd.	5,634	70,991
Winstar Resources, Ltd. (a)	8,078	33,091
Xtreme Coil Drilling Corp. (a)	5,600	24,218
Yellow Media, Inc. (b)	96,475	240,124
YM Biosciences, Inc. (a)	31,197	87,678
Yukon-Nevada Gold Corp. (a)	124,537	53,599
Zargon Oil & Gas, Ltd.	8,221	182,452
Zarlink Semiconductor, Inc. (a)	26,970	65,450
ZCL Composites, Inc.	11,681	43,005

		87,467,877

Denmark—1.1%
ALK-Abello A/S	2,385	145,929
Alm Brand A/S (a)	33,600	73,922
Amagerbanken A/S (c)	178,000	0
Ambu A/S	736	19,634
Auriga Industries (b)	9,580	163,163
Bang & Olufsen A/S	16,200	211,792
Bavarian Nordic A/S (a)	6,802	87,369
BoConcept Holding A/S	228	6,664
D/S Norden	9,562	329,857
Dalhoff, Larsen & Horneman A/S	4,113	9,370
DFDS A/S	210	17,439
East Asiatic Co., Ltd. A/S	3,559	98,107
Fionia Bank A/S (c)	6,891	0
Genmab A/S (a)	11,064	86,167
GN Store Nord	144,283	1,390,843
Greentech Energy Systems (a)	18,503	66,088
Harboes Bryggeri A/S	1,454	32,556
IC Companys A/S	5,141	221,357
Jeudan A/S	201	16,552
NeuroSearch A/S (b)	7,879	69,039
Newcap Holding A/S (a)	34,252	5,046
NKT Holding A/S (b)	10,806	692,119
Nordjyske Bank A/S	185	2,919
North Media A/S	3,568	24,785

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
Parken Sport & Entertainment A/S	1,676	$33,442
PER Aarsleff A/S	779	67,655
Ringkjoebing Landbobank A/S	1,793	215,053
Rockwool International A/S (b)	949	115,969
Royal UNIBREW A/S	3,773	249,243
Satair A/S	1,494	125,488
Schouw & Co.	7,336	194,240
SimCorp A/S	1,887	372,830
Sjaelso Gruppen	9,226	13,100
Solar Holdings A/S	1,841	133,022
Spar Nord Bank A/S	6,592	54,805
Sydbank A/S	35,963	804,385
Thrane & Thrane A/S (b)	1,549	81,754
TK Development (a)	17,673	75,807
Topdanmark A/S (a) (b)	6,902	1,291,210
TopoTarget A/S	49,340	18,533
Torm A/S	9,596	40,838
United International Enterprises, Ltd.	15	1,954
Vestjysk Bank A/S	3,300	23,704

		7,683,749

Finland—2.6%
Ahlstrom Oyj	9,049	211,197
Aktia Oyj	273	2,432
Alma Media Oyj	25,883	253,312
Amer Sports Oyj	48,696	810,537
Aspo Oyj	7,028	74,001
Atria plc	4,347	41,541
BasWare Oyj	2,480	100,371
Biotie Therapies Oyj (a)	65,545	51,406
Cargotec Corp.	13,340	684,738
Citycon Oyj	35,333	159,086
Comptel plc	30,187	26,732
Cramo Oyj	9,503	207,582
Elektrobit Corp.	43,163	31,343
Elisa Oyj	55,046	1,186,690
F-Secure Oyj (b)	42,089	150,362
Finnair Oyj	29,463	152,684
Finnlines Oyj	9,624	110,410
Fiskars Oyj	17,245	403,453
Glaston Ojy ABP	2,749	4,072
HKScan Oyj	10,632	85,974
Huhtamaki Oyj	35,239	450,902
Ilkka-Yhtyma Oyj	2,976	30,904
Kemira Oyj (b)	48,797	846,199
Kesko Oyj (b)	6,450	300,679
Konecranes Oyj	21,184	861,314
Lassila & Tikanoja Oyj	9,898	173,610
Lemminkainen Oyj	3,296	110,973
M-real Oyj (b)	76,218	325,447
Okmetic Oyj	3,720	31,056
Olvi Oyj	6,840	184,776
Oriola-KD Oyj	24,180	93,380
Orion Oyj (Series A)	17,905	462,884
Orion Oyj (Series B)	42,792	1,104,415
Outokumpu Oyj (b)	57,732	765,355

Security Description	Shares	Value*

Finland—(Continued)
Outotec Oyj	15,564	$886,149
PKC Group Oyj	12,102	277,364
Pohjola Bank plc (b)	71,892	931,078
Ponsse Oyj	1,419	20,507
Poyry Oyj (b)	13,003	186,891
Raisio plc	52,154	184,024
Ramirent Oyj	63,927	825,647
Rapala VMC Oyj	7,700	71,705
Rautaruukki Oyj (b)	35,804	810,171
Ruukki Group Oyj	95,130	223,824
Sanoma Oyj (b)	33,916	629,538
Sievi Capital plc	10,528	37,918
Stockmann Oyj Abp (b)	12,701	360,405
Technopolis plc	7,915	43,896
Tecnomen Oyj (a)	33,483	25,757
Teleste Oyj	772	4,257
Tietoenator Oyj	34,646	586,905
Tikkurila Oyj (a)	2,902	67,395
Uponor Oyj (b)	19,479	323,646
Vacon plc	2,479	156,158
Vaisala Oyj	3,399	110,277
YIT Oyj	45,663	1,143,349

		18,396,678

France—4.2%
ABC Arbitrage	4,210	44,089
Akka Technologies S.A.	379	12,597
Altamir Amboise (a)	3,594	40,817
Alten, Ltd. (a) (b)	7,785	310,207
Altran Technologies S.A. (a)	53,165	430,378
April Group	4,878	137,327
Archos S.A. (a)	2,535	39,616
Arkema S.A.	15,610	1,609,442
Assystem (b)	8,352	213,921
Atari S.A. (a)	10,079	40,113
Atos Origin S.A.	21,012	1,189,118
Audika S.A. (a)	2,159	60,193
Aurea S.A.	1,221	15,598
Avenir Telecom S.A.	19,084	24,935
Axway Software S.A. (a)	2,040	64,293
Beneteau S.A.	19,920	429,641
Boiron S.A.	3,442	154,071
Bonduelle S.C.A.	1,516	152,640
Bongrain S.A.	1,234	110,667
Bourbon S.A. (b)	20,821	906,969
Boursorama (a)	4,005	47,465
Bull S.A. (a)	33,949	235,723
Canal Plus	27,664	203,300
Cegedim S.A.	1,169	65,963
Cegid S.A.	1,784	55,610
CFAO S.A.	116	5,032
Ciments Francais S.A.	2,486	263,505
Club Mediterranee (a) (b)	7,907	189,361
Delachaux S.A.	2,186	254,671
Derichebourg S.A. (a)	37,828	294,669
Devoteam S.A.	2,309	62,568

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
DNXcorp S.A.	277	$9,028
EDF Energies Nouvelles S.A. (b)	9,918	571,864
Electricite de Strasbourg	88	14,646
Entrepose Contracting	219	31,169
Esso S.A. Francaise	211	28,858
Etablissements Maurel et Prom (b)	36,660	900,667
Etam Developpement S.A.	51	2,144
Euler Hermes S.A.	7,817	661,454
Euro Disney S.C.A. (a)	12,177	143,436
Eurofins Scientific S.A. (a)	1,147	105,772
Exel Industries	601	36,434
Faurecia (a) (b)	9,837	422,001
Fimalac S.A.	3,854	162,238
Fleury Michon S.A.	141	7,044
GameLoft S.A. (a)	10,749	78,060
Gemalto NV (a) (b)	17,506	838,269
GFI Informatique	16,840	95,603
GIFI	328	36,919
GL Events	2,909	108,694
Groupe Crit	864	28,184
Groupe Flo S.A.	2,367	22,299
Groupe Partouche S.A. (a) (b)	7,663	30,163
Groupe Steria S.C.A.	13,625	402,199
Guerbet S.A.	570	64,573
Guyenne et Gascogne S.A.	1,236	183,034
Haulotte Group S.A.	4,253	92,441
Havas S.A. (b)	117,044	625,757
Hi-Media S.A.	9,011	53,989
IMS-International Metal Service	4,872	121,986
Ingenico S.A.	15,258	744,875
Inter Parfums S.A.	338	12,567
Ipsen S.A.	5,949	211,341
IPSOS S.A. (b)	10,750	504,232
Kaufman & Broad S.A.	2,621	76,469
Korian S.A.	2,409	58,389
Laurent-Perrier	1,245	176,316
Lectra S.A.	6,736	56,747
LISI	1,924	180,947
LVL Medical Groupe S.A. (a)	2,552	63,011
Manitou BF S.A.	5,576	169,650
Manutan International	64	4,945
Marseill Tunnel Prado-Carena	219	8,212
Meetic (a)	3,610	78,445
Mersen	7,107	401,537
METabolic EXplorer S.A. (a)	2,657	21,211
Metropole Television S.A.	19,537	452,737
Modelabs S.A. (a)	4,002	24,005
Montupet S.A.	1,214	12,910
Naturex	369	32,199
Neopost S.A. (b)	12,865	1,106,908
Nexans S.A.	10,452	985,241
Nexity	5,194	248,565
NicOx S.A. (a)	7,357	19,237
Norbert Dentressangle	2,074	245,392
NRJ Groupe	13,004	160,164
Oeneo	8,569	27,870
Orpea (a)	8,307	404,083

Security Description	Shares	Value*

France—(Continued)
PagesJaunes Groupe (b)	55,218	$497,506
Parrot S.A. (a)	1,305	52,977
Pierre & Vacances	2,048	170,989
Plastic Omnium S.A.	2,781	90,681
Rallye S.A.	10,346	430,514
Recylex S.A. (a) (b)	8,124	73,865
Remy Cointreau S.A.	5,795	488,499
Rhodia S.A.	39,618	1,799,822
Robertet S.A.	14	2,460
Rodriguez Group S.A. (a)	3,525	27,597
Rubis	4,709	598,042
S.O.I.T.E.C. (a) (b)	35,102	391,207
Sa des Ciments Vicat	179	15,055
Saft Groupe S.A. (a)	7,804	268,675
Samse S.A.	107	12,019
Sartorius Stedim Biotech S.A.	639	44,231
Seche Environnement S.A.	555	51,434
Sechilienne-Sidec (b)	5,887	146,335
Sequana	8,601	129,289
Société BIC S.A.	3,926	379,991
Somfy S.A.	154	46,522
Sopra Group S.A.	2,040	175,724
Spir Communication (a)	283	13,950
Ste Industrielle d’Aviation Latecoere S.A.	911	16,195
STEF-TFE S.A.	599	38,801
Store Electronic System S.A. (a)	200	3,482
Sucriere de Pithiviers-Le-Vieil	2	2,397
Sword Group SE (a)	1,733	49,358
Synergie S.A.	951	29,747
Technicolor S.A. (a)	21,813	133,416
Teleperformance	23,774	700,123
Tessi S.A.	153	15,709
TF1 Group (b)	40,770	743,352
Theolia S.A. (a) (b)	19,392	36,701
Total Gabon (a)	49	25,179
Toupargel Groupe S.A.	211	4,198
Transgene S.A. (a)	70	1,204
Trigano S.A.	2,887	91,145
Ubisoft Entertainment S.A. (a) (b)	14,584	146,434
Union Financiere de France BQE S.A.	1,243	50,552
Viel et Compagnie	3,978	20,626
Vilmorin & Cie (b)	2,448	302,184
Virbac S.A.	1,246	213,264
VM Materiaux S.A.	235	15,035
Vranken-Pommery Monopole Group	471	24,451
Zodiac S.A.	13,382	1,166,773

		29,769,339

Germany—5.4%
Aareal Bank AG	20,175	691,596
ADVA AG Optical Networking (a)	11,190	68,662
Air Berlin plc (a) (b)	12,317	55,353
Allgeier Holding AG	412	7,228
Amadeus Fire AG	787	35,089
Asian Bamboo AG (b)	2,544	96,060
Augusta Technologie AG	3,157	85,073

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Aurubis AG	15,701	$1,022,705
Baader Bank AG	2,098	9,071
Balda AG	14,007	184,908
Bauer AG	4,231	180,096
BayWa AG (b)	5,997	250,759
Bechtle AG	3,618	161,803
Bertrandt AG	1,901	143,953
Bilfinger Berger AG	19,674	1,948,266
Biotest AG	1,525	117,043
Borussia Dortmund GmbH & Co. KGaA (a) (b)	34,018	122,334
Carl Zeiss Meditec AG	16,046	357,949
CAT Oil AG	3,768	37,223
CENIT AG	2,149	15,875
Centrosolar Group AG (a)	5,918	35,256
CENTROTEC Sustainable AG (a)	2,445	75,102
Centrotherm Photovoltaics AG (a)	2,711	120,341
Cewe Color Holding AG	2,667	125,106
Comdirect Bank AG	15,966	176,643
Compugroup Holding AG (b)	2,348	36,146
Conergy AG (a) (b)	4,142	6,680
Constantin Medien AG (a)	18,229	48,440
CropEnergies AG (a)	5,853	45,850
CTS Eventim AG	4,715	326,290
Curanum AG	16,635	64,033
DAB Bank AG	8,986	51,315
Delticom AG	972	104,178
Demag Cranes AG (a)	5,175	333,707
Deutsche Beteiligungs AG (b)	2,577	72,791
Deutsche Wohnen AG	25,015	435,490
Deutz AG (a)	20,689	204,609
Dialog Semiconductor plc (a) (b)	17,047	310,288
Douglas Holding AG	14,452	759,482
Dr. Hoenle AG	1,026	20,099
Drillisch AG	18,006	209,688
Duerr AG	2,380	96,782
Elexis AG	1,232	33,924
Elmos Semiconductor AG	1,957	29,700
ElringKlinger AG	14,732	523,544
Euromicron AG	790	24,530
Evotec AG (a)	59,728	220,306
Fielmann AG	2,495	277,951
Freenet AG (b)	48,793	677,030
Fuchs Petrolub AG	3,762	195,374
GAGFAH S.A.	36,892	268,665
Gerresheimer AG	14,057	671,960
Gerry Weber International AG	4,414	290,230
Gesco AG	823	76,014
GFK SE	7,350	388,539
GFT Technologies AG	3,908	22,477
Gigaset AG (b)	13,327	73,551
Gildemeister AG	21,394	450,036
Grammer AG	3,153	78,852
Grenkeleasing AG	2,244	142,766
H&R WASAG AG	3,539	102,789
Hamburger Hafen und Logistik AG (b)	6,901	300,165
Hawesko Holding AG	570	30,526
Heidelberger Druckmaschinen AG	94,257	339,519

Security Description	Shares	Value*

Germany—(Continued)
Highlight Communications AG	5,349	$35,354
Homag Group AG	1,958	45,413
Indus Holding AG (b)	7,697	268,279
Init Innovation In Traffic Systems AG (b)	1,088	29,228
Interseroh SE	720	53,570
Intershop Communications AG (a)	7,747	31,490
Isra Vision AG	633	17,779
IVG Immobilen AG	31,312	244,926
Jenoptik AG (a)	17,633	165,176
Kizoo AG	3,469	46,103
Kloeckner & Co. SE (b)	53,834	1,620,574
Koenig & Bauer AG	3,756	84,850
Kontron AG	14,793	158,141
Krones AG (b)	6,921	586,029
KSB AG	3	2,328
KUKA AG (b)	6,919	186,695
KWS Saat AG	1,046	237,738
Leifheit AG	69	2,044
Leoni AG	7,821	463,988
Loewe AG	2,442	20,038
LPKF Laser & Electronics AG	2,390	46,477
Manz Automation AG (a)	896	42,824
MasterFlex AG	280	2,342
Medigene AG (a)	13,692	31,441
Medion AG	9,570	181,339
MLP AG	24,476	251,225
Mobotix AG	206	17,167
Morphosys AG (a)	7,222	213,864
MTU Aero Engines Holding AG (a)	23,767	1,899,104
Muehlbauer Holding AG & Co. KGaA	705	37,885
MVV Energie AG	1,372	54,256
Nemetschek AG	1,294	61,831
Nexus AG (a)	429	4,350
Nordex AG (b)	11,466	103,415
OHB Technology AG (b)	1,495	27,758
Patrizia Immobilien AG (a)	5,971	44,918
Pfeiffer Vacuum Technology AG (b)	2,569	322,620
Pfleiderer AG (a) (b)	22,588	14,724
Phoenix Solar AG (b)	2,336	58,613
PNE Wind AG	21,106	68,622
Praktiker Bau- und Heimwerkermaerkte AG	19,529	165,709
Progress-Werk Oberkirch AG	386	23,263
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	1,929	56,718
PVA TePla AG	3,256	20,599
Q-Cells AG (a) (b)	41,015	78,641
QSC AG (a)	47,186	205,632
R Stahl AG	488	20,702
Rational AG (b)	1,474	389,061
REpower Systems AG	374	69,010
Rheinmetall AG	15,260	1,352,997
Rhoen Klinikum AG (a)	50,317	1,216,446
Roth & Rau AG (a)	2,412	72,076
Ruecker AG	503	9,137
SAF-Holland S.A. (b)	8,691	108,387
SAG Solarstrom AG (a)	2,077	12,276
Schaltbau Holding AG	450	50,943

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
SGL Carbon AG (a)	28,680	$1,624,408
Silicon Sensor International AG	1,048	14,308
Singulus Technologies (b)	24,807	140,504
Sixt AG (b)	4,146	231,956
SKW Stahl-Metallurgie Holding AG	1,469	36,745
Sky Deutschland AG (a)	122,235	661,226
SMT Scharf AG	187	5,608
Solar Millennium AG (a) (b)	4,504	119,968
Solar-Fabrik AG (a)	785	4,333
Solarworld AG (b)	36,593	495,079
Solon SE (a)	2,301	8,370
Stada Arzneimittel AG (b)	27,555	1,079,023
Stratec Biomedical Systems (b)	3,381	150,450
Sunways AG (a)	4,218	22,936
Suss Microtec AG (a)	4,926	71,534
Symrise AG	41,865	1,335,722
TAG Immobilien AG	15,117	153,272
Takkt AG	5,199	84,184
Telegate AG	1,760	19,800
Tipp24 SE	1,043	52,713
Tognum AG (a)	43,400	1,625,596
Tomorrow Focus AG (a)	4,034	27,524
TUI AG (b)	71,950	781,088
United Internet AG (b)	22,686	477,562
Verbio AG (a)	7,352	36,195
Vossloh AG	4,207	590,655
VTG AG	2,738	72,052
Wacker Construction Equipment AG	9,431	162,720
Washtec AG (a)	2,938	41,378
Wincor Nixdorf AG	16,507	1,193,153
Wirecard AG	23,796	425,947
XING AG (a)	874	68,733
Zhongde Waste Technology AG	349	4,597
zooplus AG (a)	183	25,933

		37,949,197

Greece—1.2%
Aegean Airlines S.A.	598	1,553
Agricultural Bank of Greece (a)	5,186	10,218
Alapis Holding Industrial & Commercial S.A.	15,689	10,981
Alpha Bank A.E. (a) (b)	92,484	468,084
Anek Lines S.A.	48,385	13,374
Bank of Attica	23,850	27,804
Bank of Cyprus plc (a)	270,657	799,916
Bank of Greece	7,359	278,951
Corinth Pipeworks S.A. (a)	21,939	34,336
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	51,248	28,291
EFG Eurobank Ergasias S.A. (a) (b)	138,311	651,801
Ellaktor S.A.	57,128	205,616
Folli Follie Group	11,825	170,575
Forthnet S.A. (a)	56,130	37,781
Fourlis Holdings S.A.	22,201	133,575
Frigoglass S.A.	13,245	186,809
GEK Terna S.A.	27,694	81,417
Geniki Bank (a)	2,439	3,933

Security Description	Shares	Value*

Greece—(Continued)
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	19,717	$140,856
Hellenic Petroleum S.A.	50,348	476,163
Iaso S.A.	9,418	17,122
Intracom Holdings S.A. (a)	20,995	15,004
Intralot S.A.	40,246	86,067
J&P-Avax S.A.	1,011	1,473
JUMBO S.A.	31,347	237,020
Lambrakis Press S.A.	7,345	2,890
Marfin Investment Group S.A.	274,416	248,113
Marfin Popular Bank plc	225,093	203,254
Metka S.A.	9,569	109,857
Michaniki S.A.	26,207	9,556
Motor Oil Hellas Corinth Refineries S.A.	20,776	256,010
Mytilineos Holdings S.A.	45,629	315,936
Piraeus Bank S.A. (b)	496,110	774,066
Piraeus Port Authority S.A.	4,338	85,286
Proton Bank S.A.	14,856	12,578
Public Power Corp. S.A.	36,896	530,212
S&B Industrial Minerals S.A.	11,161	73,203
Sarantis S.A.	14,104	58,788
Sidenor Steel Products Manufacturing Co. S.A.	6,492	25,367
Teletypos S.A.	3,647	10,223
Terna Energy S.A.	8,933	33,923
The Athens Water Supply & Sewage Co. S.A.	18,230	122,138
Titan Cement Co. S.A.	34,499	836,233
TT Hellenic Postbank S.A.	71,180	295,880
Viohalco	42,027	244,998

		8,367,231

Hong Kong—2.8%
ABC Communications Holdings, Ltd. (a)	54,000	2,859
Alco Holdings, Ltd.	136,000	58,508
Allan International Holdings, Ltd.	70,000	27,707
Allied Group, Ltd.	22,000	71,862
Allied Properties HK, Ltd.	1,774,024	346,606
Amax Holdings, Ltd.	1,102,000	16,711
Apac Resources, Ltd. (a)	2,300,000	120,063
APT Satellite Holdings, Ltd. (a)	111,000	25,360
Artel Solutions Group Holdings, Ltd. (a)	970,000	22,143
Artini China Co., Ltd. (a)	171,000	6,608
Arts Optical International Holdings	16,000	6,785
Asia Financial Holdings, Ltd.	300,000	128,539
Asia Satellite Telecommunications Holdings, Ltd.	66,000	152,728
Asia Standard International Group	206,000	47,522
Associated International Hotels, Inc. (a)	14,000	31,499
Aupu Group Holding Co., Ltd.	246,000	28,496
Automated Systems Holdings, Ltd. (a)	32,000	5,200
Bauhaus International Holdings, Ltd.	60,000	29,401
Bel Global Resources Holdings, Ltd. (a)	520,000	9,562
Bio-Dynamic Group, Ltd. (a)	190,000	24,228
Birmingham International Holdings, Ltd. (a)	1,110,000	21,813
Bonjour Holdings, Ltd.	362,000	60,276
Bossini International Holdings, Ltd.	438,000	49,739
Burwill Holdings, Ltd. (a)	1,294,000	50,938
C Y Foundation Group, Ltd. (a) (c)	1,040,000	15,637

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Cafe de Coral Holdings, Ltd.	126,000	$307,502
Capital Estate, Ltd. (a)	373,000	13,937
CCT Telecom Holdings, Ltd.	26,000	3,438
Celestial Asia Securities Holdings, Ltd.	1,024,000	29,891
Century City International Holdings, Ltd.	616,000	45,285
Century Sunshine Group Holdings, Ltd.	265,000	8,482
Champion Technology Holdings, Ltd.	2,394,274	46,846
Chen Hsong Holdings, Ltd.	110,000	56,513
Cheuk Nang Holdings, Ltd.	70,822	38,554
Chevalier International Holdings, Ltd.	56,000	71,245
Chevalier Pacific Holdings, Ltd.	455,000	17,541
Chigo Holding, Ltd.	916,000	81,436
China Boon Holdings, Ltd. (a)	420,000	15,706
China Digital Licensing Group, Ltd. (a)	440,000	18,639
China Electronics Corp. Holdings Co., Ltd.	352,000	34,605
China Energy Development Holdings, Ltd. (a)	2,272,000	51,774
China Flavors & Fragrances Co., Ltd.	65,110	14,677
China Gamma Group, Ltd. (a)	325,000	10,053
China Glass Holdings, Ltd.	76,000	30,277
China Infrastructure Investment, Ltd. (a)	626,000	19,327
China Mandarin Holdings, Ltd. (a)	251,200	9,374
China Metal International Holdings, Inc.	300,000	85,272
China Ocean Shipbuilding Industry Group, Ltd. (a)	402,000	8,354
China Oriental Culture Group, Ltd. (a)	220,000	15,052
China Overseas Grand Oceans Group, Ltd.	77,000	100,568
China Pipe Group, Ltd. (a)	1,620,000	8,178
China Public Procurement, Ltd. (a) (c)	644,000	56,276
China Renji Medical Group, Ltd. (a) (c)	2,356,000	18,166
China Solar Energy Holdings, Ltd. (a)	1,620,000	19,196
China Strategic Holdings, Ltd. (a)	770,000	17,139
China Timber Resources Group, Ltd.	3,700,000	162,364
China Ting Group Holdings, Ltd.	318,550	36,510
China Tycoon Beverage Holdings, Ltd. (a)	272,000	11,262
China WindPower Group, Ltd. (a)	1,800,000	157,650
China Yunnan Tin Minerals Group Co., Ltd.	516,000	3,254
China-Hongkong Photo Products Holdings, Ltd.	284,000	26,858
Chinney Investment, Ltd.	8,000	1,203
Chong Hing Bank, Ltd.	63,000	142,405
Chu Kong Shipping Development Co., Ltd.	252,000	50,601
Chuang’s China Investments, Ltd. (a)	341,000	20,104
Chuangs’s Consortium International, Ltd.	446,357	57,005
Citic 1616 Holdings, Ltd.	460,000	126,207
City Telecom HK, Ltd.	122,000	72,486
CK Life Sciences International Holdings, Inc. (a)	1,478,000	91,089
CNT Group, Ltd. (a)	246,000	11,374
Continental Holdings, Ltd.	780,000	16,660
Cosmos Machinery (a)	126,000	14,956
Cosway Corp., Ltd.	175,000	16,913
CP Lotus Corp. (a)	1,750,000	63,106
Cross-Harbour Holdings, Ltd.	86,000	75,173
CSI Properties, Ltd.	3,361,108	112,634
CST Mining Group, Ltd. (a)	8,984,000	241,671
Culture Landmark Investment, Ltd. (a)	1,728,000	45,365
Dan Form Holdings Co., Ltd. (a)	568,000	54,843
DBA Telecommunication Asia Holdings, Ltd (a)	252,000	78,080
Dejin Resources Group Co., Ltd.	1,972,000	59,883

Security Description	Shares	Value*

Hong Kong—(Continued)
Dickson Concepts International, Ltd.	112,000	$87,672
Digitalhongkong.com (a)	4,441	693
DVN Holdings, Ltd.	240,000	14,706
Dynamic Energy Holdings, Ltd. (a)	738,000	71,374
Eagle Nice International Holdings, Ltd.	120,000	26,550
EcoGreen Fine Chemicals Group, Ltd.	56,000	17,741
Emperor Entertainment Hotel, Ltd.	275,000	70,582
Emperor International Holdings, Ltd.	691,250	155,945
Emperor Watch & Jewellery, Ltd.	1,030,000	192,237
ENM Holdings, Ltd. (a)	556,000	44,702
EPI Holdings, Ltd. (a)	522,000	15,053
eSun Holdings, Ltd.	332,000	98,797
EVA Precision Industrial Holdings, Ltd.	448,000	137,709
Fairwood, Ltd.	20,000	29,929
Far East Consortium	600,503	135,482
Fountain Set Holdings, Ltd.	338,000	64,265
Frasers Property China, Ltd. (a)	114,000	2,745
Freeman Financial Corp., Ltd. (a)	625,000	10,126
Fujikon Industrial Holdings, Ltd.	64,000	11,195
G-Resources Group, Ltd. (a)	6,270,000	511,462
Genting Hong Kong, Ltd. (a)	101,229	37,608
Get Nice Holdings, Ltd.	1,220,000	78,494
Giordano International, Ltd.	798,000	678,865
Global Green Tech Group, Ltd.	476,000	5,372
Glorious Sun Enterprises, Ltd.	262,000	99,204
Gold Peak Industries Holding, Ltd.	277,714	36,564
Golden Resources Development International, Ltd.	370,000	23,808
Goldin Financial Holdings, Ltd. (a)	200,000	23,974
Goldin Properties Holdings, Ltd.	286,000	113,625
Good Fellow Resources Holdings, Ltd. (a)	190,000	10,771
Great Eagle Holdings, Ltd.	9,982	33,360
Greenheart Group, Ltd.	126,000	17,378
Guangnan Holdings	264,000	46,984
Guojin Resources Holdings, Ltd. (a)	274,000	2,752
Haitong International Securities Group, Ltd.	125,577	72,321
Hang Ten Group Holdings, Ltd.	210,000	61,398
Hannstar Board International Holdings, Ltd.	244,000	25,123
Hans Energy Co., Ltd. (a)	402,000	10,757
Harbour Centre Development, Ltd.	86,000	126,814
Henderson Investment, Ltd.	516,000	46,075
HKR International, Ltd.	348,800	205,219
Hon Kwok Land Investment Co., Ltd.	140,000	49,709
Hong Kong Ferry Holdings	10,000	9,333
Hongkong Chinese, Ltd. (a)	920,000	150,658
Hsin Chong Construction Group, Ltd.	140,000	26,855
Huafeng Group Holdings, Ltd.	460,000	19,548
Hung Hing Printing Group, Ltd.	252,000	84,527
Hutchison Harbour Ring, Ltd.	980,000	97,350
Hutchison Telecommunications Hong Kong Holdings, Ltd.	672,000	208,072
Hybrid Kinetic Group, Ltd. (a)	1,286,000	23,111
IDT International, Ltd. (a)	406,000	9,577
Imagi International Holdings, Ltd. (a)	2,139,000	85,542
International Resources Enterprise, Ltd. (a)	142,000	24,569
iOne Holdings, Ltd.	820,000	14,803
IPE Group, Ltd.	170,000	23,196
IT, Ltd.	250,000	244,788

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
ITC Properties Group, Ltd. (a)	57,000	$13,779
Jinchuan Group International Resources Co., Ltd. (a)	461,000	200,824
Jinhui Holdings, Ltd.	110,000	24,384
Jiuzhou Development Co., Ltd.	218,000	14,036
JLF Investment Co., Ltd.	360,000	31,600
K Wah International Holdings, Ltd.	757,000	280,443
Kam Hing International Holdings, Ltd.	196,000	19,762
Kantone Holdings, Ltd.	930,000	11,250
Karl Thomson Holdings, Ltd. (a)	94,000	6,784
Keck Seng Investments, Ltd.	94,000	43,825
Kin Yat Holdings, Ltd.	14,000	4,723
King Stone Energy Group, Ltd. (a)	419,000	112,558
Kingmaker Footwear Holdings, Ltd. (b)	102,000	21,652
Kingston Financial Group, Ltd.	1,639,000	232,206
Kith Holdings, Ltd.	42,000	7,781
Kiu Hung Energy Holdings, Ltd.	960,000	23,000
Ko Yo Ecological Agrotech Group, Ltd.	2,680,000	59,405
Kowloon Development Co., Ltd.	133,000	179,647
KPI Co., Ltd. (a)	182,000	11,863
KTP Holdings, Ltd. (a)	44,000	6,617
Lai Sun Development Co., Ltd. (a)	4,564,000	129,120
Lai Sun Garment International, Ltd. (a)	430,000	50,975
LAM Soon Hong Kong, Ltd.	15,000	13,975
Lee & Man Handbags Holding, Ltd. (a)	190,000	25,637
Lee & Man Holding, Ltd.	190,000	225,496
Lerado Group Holdings Co.	202,000	31,975
Lippo China Resources, Ltd.	2,106,000	59,628
Lippo, Ltd.	122,000	52,714
Lisi Group Holdings, Ltd. (a)	400,000	23,726
Liu Chong Hing Investment, Ltd.	80,000	94,414
Longrun Tea Group Co., Ltd. (a)	260,000	14,754
Luen Thai Holdings, Ltd.	156,000	15,299
Luks Group Vietnam Holdings Co., Ltd.	68,000	18,125
Lung Cheong International Holdings, Ltd. (a)	551,254	30,492
Lung Kee Bermuda Holdings, Ltd.	74,000	48,148
Magnificent Estates, Ltd.	868,000	38,078
Man Yue International Holdings, Ltd.	88,000	22,260
Mascotte Holdings, Ltd. (a)	700,000	44,553
Matrix Holdings, Ltd.	36,000	6,986
Mei Ah Entertainment Group, Ltd.	800,000	18,895
Melco International Development, Ltd. (a)	458,000	466,158
Midland Holdings, Ltd.	306,000	179,252
Ming Fai International Holdings, Ltd.	145,000	41,459
Ming Fung Jewellery Group, Ltd.	770,000	97,251
Miramar Hotel & Investment Co., Ltd.	4,000	4,732
Modern Beauty Salon Holdings, Ltd.	56,000	7,428
Mongolia Energy Corp., Ltd. (a)	1,688,000	199,714
Natural Beauty Bio-Technology, Ltd.	240,000	57,026
Neo-Neon Holdings, Ltd.	159,500	43,702
New Century Group Hong Kong, Ltd.	912,000	24,245
New Focus Auto Tech Holdings, Ltd. (a)	8,000	2,365
New Smart Energy Group, Ltd. (a)	1,250,000	11,735
New Times Energy Corp., Ltd. (a)	4,084,000	57,384
Neway Group Holdings, Ltd.	2,410,000	53,363
Newocean Energy Holdings, Ltd.	262,000	59,303
Next Media, Ltd.	318,000	35,161

Security Description	Shares	Value*

Hong Kong—(Continued)
Ngai LIK Industrial Holding (a)	2,098,000	$24,302
Norstar Founders Group, Ltd. (c)	120,000	0
North Asia Resources Holdings, Ltd. (a)	335,000	37,346
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	555,882	24,903
Oriental Watch Holdings	118,000	95,997
Pacific Andes International Holdings, Ltd. (a)	663,549	83,769
Pacific Basin Shipping, Ltd.	918,000	525,501
Pacific Century Premium Development, Ltd.	420,000	79,381
Pacific Textile Holdings, Ltd.	260,000	173,717
Paliburg Holdings, Ltd.	362,000	142,446
Pan Asia Environmental Protection Group, Ltd.	194,000	24,948
Pearl Oriental Innovation, Ltd. (a)	456,000	56,938
Pico Far East Holdings, Ltd.	284,000	58,778
Playmates Holdings, Ltd.	36,000	12,909
PME Group, Ltd. (a)	770,000	37,241
PNG Resources Holdings, Ltd. (a)	1,520,000	48,155
Polytec Asset Holdings, Ltd.	565,000	77,805
Public Financial Holdings, Ltd.	166,000	102,013
PYI Corp., Ltd.	1,250,000	59,438
Regal Hotels International Holdings, Ltd.	454,000	191,666
Richfield Group Holdings, Ltd.	424,000	35,214
Rising Development Holdings (a)	272,000	52,044
Rivera Holdings, Ltd.	20,000	773
Royale Furniture Holdings, Ltd.	117,140	49,654
Samling Global, Ltd.	1,240,000	134,648
Samson Paper Holdings, Ltd.	72,000	4,316
SEA Holdings, Ltd.	94,000	55,612
Shenyin Wanguo HK, Ltd.	95,000	37,684
Shenzhen High-Tech Holdings, Ltd. (a)	120,000	9,125
Shougang Concord Grand Group (a)	206,000	10,602
Shougang Concord Technology Holdings, Ltd. (a)	634,000	36,783
Shui On Construction & Materials, Ltd.	174,000	234,052
Shun Tak Holdings, Ltd.	548,000	333,726
Sing Tao News Corp., Ltd.	276,000	79,790
Singamas Container Holdings, Ltd.	638,000	254,283
Sino Dragon New Energy Holdings, Ltd. (a)	584,000	48,877
Sino Gas Group, Ltd. (a)	450,000	15,420
Sino-Tech International Holdings, Ltd.	2,220,000	40,281
Sinocop Resources Holdings, Ltd. (a)	390,000	49,732
SIS International Holdings	16,000	6,555
SmarTone Telecommunications Holding, Ltd.	197,500	292,773
Solomon Systech International, Ltd.	656,000	32,242
South China China, Ltd.	496,000	39,022
South China Land, Ltd. (a)	480,000	8,364
Success Universe Group, Ltd.	188,000	12,129
Suga International Holdings, Ltd.	26,000	9,202
Sun Hing Vision Group Holdings, Ltd.	42,000	20,510
Sun Hung Kai & Co., Ltd.	379,601	279,663
Sun Innovation Holdings, Ltd.	1,950,000	48,742
Superb Summit International Timber Co., Ltd. (a)	1,555,000	67,006
Sustainable Forest Holdings, Ltd. (a)	1,162,500	64,592
SW Kingsway Capital Holdings, Ltd.	894,000	26,100
Symphony Holdings, Ltd.	408,000	12,938
Tack Hsin Holdings, Ltd. (a)	106,000	40,425
Tai Cheung Holdings, Ltd.	250,000	196,664
Talent Property Group, Ltd. (a)	420,000	19,469

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Tan Chong International, Ltd.	63,000	$14,978
Texhong Textile Group, Ltd.	36,000	24,380
Texwinca Holdings, Ltd.	2,000	2,379
Theme International Holdings, Ltd.	400,000	23,669
Titan Petrochemicals Group, Ltd.	1,000,000	61,947
Tom Group, Ltd. (a)	628,000	68,673
Tongda Group Holdings, Ltd.	1,350,000	56,604
Top Form International, Ltd.	126,000	9,431
Town Health International Investments, Ltd.	176,000	28,523
Tradelink Electronic Commerce, Ltd.	344,000	55,357
Transport International Holdings, Ltd.	106,000	311,912
TSC Offshore Group, Ltd. (a)	133,000	31,525
Tse Sui Luen Jewellery International, Ltd.	40,000	39,226
Tysan Holdings, Ltd.	104,000	20,643
Upbest Group, Ltd.	8,000	987
Value Convergence Holdings, Ltd. (a)	80,000	17,505
Value Partners Group, Ltd.	334,000	287,073
Vantage International Holdings, Ltd. (a)	264,000	28,545
Varitronix International, Ltd.	164,000	106,992
Vedan International Holdings, Ltd.	296,000	23,616
Veeko International Holdings, Ltd.	460,000	24,518
Victory City International Holdings	345,780	66,689
Vision Values Holdings, Ltd.	80,000	3,321
Vitasoy International Holdings, Ltd.	380,000	306,467
VST Holdings, Ltd.	364,000	80,986
Wah Nam International Holdings, Ltd. (a)	2,336,770	410,216
Wai Kee Holdings, Ltd. (a)	54,000	11,209
Wang On Group, Ltd.	1,100,000	14,513
Water Oasis Group, Ltd.	164,000	19,459
Win Hanverky Holdings, Ltd.	194,000	26,155
Wing Hing International Holdings, Ltd. (a)	220,000	12,933
Wing On Co. International, Ltd.	46,000	97,139
Wing Tai Properties, Ltd.	280,000	115,749
Winteam Pharmaceutical Group, Ltd.	398,000	69,039
Xingye Copper International Group, Ltd.	114,000	22,938
Yeebo International Holdings	158,000	28,575
YGM Trading, Ltd.	32,000	80,540
Yugang International, Ltd.	1,466,000	13,608

		19,636,769

Ireland–1.1%
Aer Lingus Group plc (a)	42,387	45,528
Allied Irish Banks plc	218,713	45,802
C&C Group plc	200,973	1,050,208
C&C Group plc (Settlement Shares)	3,081	16,058
DCC plc	50,148	1,430,827
Dragon Oil plc (a)	73,594	619,639
FBD Holdings plc	13,939	144,690
Glanbia plc	9,357	64,978
Glanbia plc (Settlement Issue)	43,888	308,591
Grafton Group plc	110,585	541,994
Greencore Group plc	89,512	126,104
IFG Group plc	42,623	113,934
Independent News & Media plc (a)	24,691	17,572
Irish Continental Group plc	3,087	70,465
Kingspan Group plc (a)	62,675	618,696

Security Description	Shares	Value*

Ireland—(Continued)
Paddy Power plc	27,063	$1,473,023
Smurfit Kappa Group plc	80,404	959,990
United Drug plc	82,617	283,442

		7,931,541

Israel—1.0%
Africa Israel Investments, Ltd.	24,771	155,857
Africa Israel Properties, Ltd.	2,071	20,704
Africa Israel Residences, Ltd.	880	10,665
Airport City, Ltd. (a)	438	2,007
AL-ROV Israel, Ltd.	1,035	33,459
Albaad Massuot Yitzhak, Ltd.	23	317
Alon Holdings Blue Square, Ltd.	4,478	36,286
Alvarion, Ltd. (a)	21,791	32,062
Amot Investments, Ltd.	2,247	6,510
AudioCodes, Ltd. (a)	15,440	81,297
Avgol Industries 1953, Ltd.	13,786	11,199
Azorim-Investment Development & Construction Co., Ltd.	4,438	9,641
Bayside Land Corp.	146	35,849
Biocell, Ltd. (a)	2,190	17,759
BioLine RX, Ltd. (a)	25,645	12,317
Blue Square Real Estate, Ltd.	374	9,148
Ceragon Networks, Ltd. (a)	3,977	44,239
Clal Biotechnology Industries, Ltd. (a)	7,766	43,680
Clal Industries and Investments, Ltd.	28,708	210,166
Clal Insurance Enterprise Holdings, Ltd.	9,401	230,521
Compugen, Ltd. (USD) (a)	6,352	25,789
Dan Vehicle & Transportation DVT, Ltd.	122	1,000
Delek Automotive Systems, Ltd.	11,864	133,015
Delek Energy Systems, Ltd. (a)	329	122,037
Delek The Israeli Fuel Corp., Ltd.	453	10,395
Delta-Galil Industries, Ltd.	1,404	9,451
Direct Insurance Financial Investments, Ltd.	2,601	5,482
DS Apex Holdings, Ltd.	3,587	19,639
El Al Israel Airlines	83,273	23,691
Elbit Imaging, Ltd.	4,496	27,660
Electra Real Estate, Ltd.	1,409	7,765
Electra, Ltd.	423	46,939
Elron Electronic Industries	5,975	30,504
Equital, Ltd. (a)	550	4,249
Evogene, Ltd. (a)	5,924	27,994
EZchip Semiconductor, Ltd. (a)	5,994	218,436
First International Bank of Israel, Ltd.	7,844	116,176
FMS Enterprises Migun, Ltd.	910	22,146
Formula Systems 1985, Ltd.	4,463	77,508
Frutarom Industries, Ltd.	16,158	166,601
Fundtech, Ltd. (a)	965	19,222
Fundtech, Ltd. (USD) (a)	1,698	33,892
Gilat Satellite Networks, Ltd. (a)	9,783	44,404
Given Imaging, Ltd. (a)	5,229	105,165
Golf & Co., Ltd.	4,811	23,619
Granite Hacarmel Investments, Ltd.	15,628	31,774
Hadera Paper, Ltd.	695	48,213
Harel Insurance Investments & Financial Services, Ltd.	3,702	206,734

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—(Continued)
Hot Telecommunication System, Ltd.	5,608	$100,762
Industrial Buildings Corp.	19,690	41,288
Israel Discount Bank, Ltd. (a)	199,065	393,036
Ituran Location & Control, Ltd.	2,964	41,909
Jerusalem Oil Exploration (a)	3,931	70,079
Kamada, Ltd. (a)	5,991	45,882
Kerur Holdings, Ltd.	931	12,099
Maabarot Products, Ltd.	4,183	45,612
Magic Software Enterprises, Ltd. (a)	1,143	5,556
Makhteshim-Agan Industries, Ltd.	81,730	457,156
Matrix IT, Ltd.	10,543	63,253
Melisron, Ltd.	1,959	44,742
Mellanox Technologies, Ltd. (a)	8,069	235,852
Menorah Mivtachim Holdings, Ltd.	12,198	133,339
Migdal Insurance & Financial Holding, Ltd.	88,439	154,631
Mizrahi Tefahot Bank, Ltd.	724	7,702
Naphtha Israel Petroleum Corp., Ltd. (a)	12,848	44,944
Ness Technologies, Inc. (a)	1,443	10,942
Neto ME Holdings, Ltd. (a)	1,150	61,681
NetVision, Ltd.	2,364	32,771
NICE Systems, Ltd. (a)	8,752	317,495
Nitsba Holdings 1995, Ltd.	3,500	33,667
Oil Refineries, Ltd.	367,242	252,052
Ormat Industries, Ltd.	27,534	181,619
Osem Investments, Ltd.	13,851	226,564
Paz Oil Co., Ltd.	1,405	219,225
Plasson	1,247	31,023
RADVision, Ltd. (a)	2,383	18,635
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	1,823	63,371
Retalix, Ltd.	8,987	127,745
Scailex Corp., Ltd.	2,628	39,118
Shikun & Binui, Ltd.	74,644	186,571
Shufersal, Ltd.	34,594	200,516
Space Communication, Ltd. (a)	729	12,821
Strauss Group, Ltd.	12,514	191,857
Suny Electronics, Ltd.	3,311	35,363
The Israel Land Development Co., Ltd.	1,512	14,584
The Phoenix Holdings, Ltd.	18,314	62,083
Tower Semiconductor, Ltd. (a)	58,946	69,718
Union Bank of Israel, Ltd.	11,952	55,526

		6,955,972

Italy—3.0%
ACEA S.p.A.	27,772	285,378
AcegasAps S.p.A.	8,490	52,326
Acotel Group S.p.A.	81	3,674
Aedes S.p.A. (a)	98,520	19,382
Alerion Cleanpower S.p.A.	3,758	27,291
Amplifon S.p.A. (b)	27,809	173,373
Ansaldo STS S.p.A. (a)	31,645	444,214
Antichi Pellettieri S.p.A.	981	642
Arnoldo Mondadori Editore S.p.A. (b)	49,395	174,641
AS Roma S.p.A. (a) (b)	4,139	4,184
Ascopiave S.p.A.	4,836	10,884
Astaldi S.p.A.	17,155	126,197

Security Description	Shares	Value*

Italy—(Continued)
Autogrill S.p.A. (b)	54,430	$716,061
Azimut Holding S.p.A.	49,548	462,768
Banca Finnat Euramerica S.p.A.	50,851	32,147
Banca Generali S.p.A.	18,656	258,937
Banca IFIS S.p.A.	5,298	36,079
Banca Popolare dell’Emilia Romagna Scrl	101,967	1,144,077
Banca Popolare dell’Etruria e del Lazio (a)	17,966	52,034
Banca Popolare di Milano Scarl (b)	138,838	328,251
Banca Popolare di Sondrio (b)	125,032	1,041,909
Banca Profilo S.p.A.	64,232	30,107
Banco di Desio e della Brianza S.p.A.	20,306	104,957
BasicNet S.p.A.	4,027	14,093
Benetton Group S.p.A. (b)	17,961	142,318
Biesse S.p.A.	6,021	48,517
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	21,622
Brembo S.p.A.	10,728	153,166
Bulgari S.p.A. (b)	69,332	1,225,415
Buongiorno S.p.A. (a)	25,547	51,947
Buzzi Unicem S.p.A. (b)	39,838	555,770
Caltagirone Editore S.p.A.	6,273	13,119
Carraro S.p.A.	5,504	25,981
Cementir Holding S.p.A.	25,410	70,216
CIR-Compagnie Industriali Riunite S.p.A. (b)	236,036	592,056
Credito Artigiano S.p.A.	13,358	24,976
Credito Bergamasco S.p.A.	1,543	48,642
Credito Emiliano S.p.A. (b)	36,376	230,369
d’Amico International Shipping S.A.	827	926
Danieli & C Officine Meccaniche S.p.A. (b)	4,753	131,572
Datalogic S.p.A.	4,380	40,413
Davide Campari-Milano S.p.A.	141,599	1,165,597
De’Longhi S.p.A.	11,168	130,331
DeA Capital S.p.A. (a) (b)	18,071	41,083
DiaSorin S.p.A. (b)	10,148	487,863
Digital Multimedia Technologies S.p.A. (a) (b)	3,021	91,604
EEMS Italia S.p.A. (a)	5,312	8,783
Elica S.p.A.	1,718	3,232
Engineering Ingegneria Informatica S.p.A.	737	24,942
ERG S.p.A.	25,612	345,952
Esprinet S.p.A. (b)	13,663	86,132
Eurotech S.p.A. (a)	13,076	38,142
Falck Renewables S.p.A.	12,331	24,726
Fiera Milano S.p.A.	6,655	43,522
FNM S.p.A. (a)	4,399	2,652
Fondiaria-Sai S.p.A. (b)	14,897	59,078
Gemina S.p.A. (b)	405,139	415,433
Geox S.p.A.	35,122	210,783
Gruppo Coin S.p.A.	8,926	83,493
Gruppo Editoriale L’Espresso S.p.A.	48,662	133,675
Hera S.p.A.	310,168	657,712
IMMSI S.p.A.	49,174	59,208
Impregilo S.p.A.	103,415	324,725
Indesit Co. S.p.A. (b)	9,705	96,555
Industria Macchine Automatiche S.p.A.	2,837	62,427
Interpump Group S.p.A.	21,514	184,295
Iren S.p.A.	195,614	352,174
Italcementi S.p.A. (b)	34,910	326,776
Italmobiliare S.p.A. (b)	4,014	146,828

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Juventus Football Club S.p.A. (a)	9,266	$11,706
KME Group S.p.A.	80,757	39,309
Landi Renzo S.p.A. (b)	13,453	41,982
Lottomatica S.p.A.	23,515	456,976
Maire Tecnimont S.p.A. (b)	117,283	215,210
Marcolin S.p.A.	1,773	13,005
Mariella Burani S.p.A. (c)	6,116	0
MARR S.p.A.	7,654	98,757
Milano Assicurazioni S.p.A. (b)	110,486	61,559
Nice S.p.A. (a)	8,293	36,144
Piaggio & C S.p.A. (b)	45,514	190,911
Piccolo Credito Valtellinese Scarl (b)	72,905	298,075
Poltrona Frau S.p.A.	22,268	40,428
Prelios S.p.A. (b)	218,625	154,006
Premafin Finanziaria S.p.A. (b)	43,094	35,392
Prysmian S.p.A. (b)	67,197	1,353,690
RCS MediaGroup S.p.A. (a)	39,309	65,326
Recordati S.p.A.	40,365	444,677
Reno de Medici S.p.A.	38,858	12,682
Reply S.p.A.	388	11,197
Sabaf S.p.A.	947	27,274
SAES Getters S.p.A.	503	6,222
Safilo Group S.p.A.	11,332	180,392
Saras S.p.A. (b)	123,662	263,665
Screen Service Broadcasting Technologies S.p.A.	8,666	5,878
Seat Pagine Gialle S.p.A. (b)	402,113	35,387
Servizi Italia S.p.A.	68	666
Societa Cattolica di Assicurazioni Scrl	18,307	446,192
Societa Iniziative Autostradali e Servizi S.p.A.	30,419	349,032
Sogefi S.p.A.	13,019	48,904
SOL S.p.A.	919	7,781
Sorin S.p.A.	96,238	273,121
Telecom Italia Media S.p.A.	61,777	19,725
Tiscali S.p.A. (a) (b)	802,477	73,722
Tod’s S.p.A.	4,903	656,564
Trevi Finanziaria S.p.A. (b)	7,734	112,599
Uni Land S.p.A.	4,937	3,614
Unipol Gruppo Finanziario S.p.A.	238,901	130,154
Vianini Lavori S.p.A.	2,113	13,177
Vittoria Assicurazioni S.p.A.	10,414	58,413
Yoox S.p.A. (a)	4,168	76,882
Zignago Vetro S.p.A. (a)	5,573	44,829

		20,943,579

Japan—20.0%
A&D Co., Ltd.	4,000	20,453
Accordia Golf Co., Ltd.	483	339,440
Achilles Corp.	71,000	98,993
ADEKA Corp.	40,000	405,559
Advan Co., Ltd.	6,500	57,973
Aeon Delight Co., Ltd.	9,600	193,632
Aeon Fantasy Co., Ltd.	1,300	16,958
Aeon Hokkaido Corp.	6,300	26,473
Agrex, Inc.	900	8,366
Ahresty Corp.	4,100	32,803
Ai Holdings Corp.	13,700	55,970

Security Description	Shares	Value*

Japan—(Continued)
Aica Kogyo Co., Ltd.	23,600	$322,904
Aichi Corp.	9,300	46,620
Aichi Machine Industry Co., Ltd.	11,000	44,935
Aichi Steel Corp. (b)	53,000	363,142
Aichi Tokei Denki Co., Ltd.	9,000	30,476
Aida Engineering, Ltd. (b)	12,200	57,563
Aigan Co., Ltd.	6,800	33,956
Ain Pharmaciez, Inc.	2,500	102,938
Aiphone Co., Ltd.	4,300	76,583
Airport Facilities Co., Ltd.	9,100	35,014
Aisan Industry Co., Ltd. (b)	12,800	134,978
Akebono Brake Industry Co., Ltd. (b)	31,700	175,826
Alconix Corp.	1,500	42,431
Allied Telesis Holdings KK (b)	44,500	49,314
Alpen Co., Ltd. (b)	7,200	117,406
Alpha Corp.	1,100	13,140
Alpha Systems, Inc.	2,200	31,203
Alpine Electronics, Inc. (b)	22,600	312,911
Alps Logistics Co., Ltd.	2,900	28,432
Altech Co., Ltd.	2,200	8,044
Altech Corp.	2,600	20,057
Amano Corp.	27,000	248,172
Amiyaki Tei Co., Ltd.	17	45,540
Amuse, Inc.	2,600	29,261
Ando Corp.	32,000	42,562
Anest Iwata Corp.	12,000	61,970
Anrakutei Co., Ltd.	3,000	15,558
Anritsu Corp. (b)	43,000	376,253
AOC Holdings, Inc. (b)	14,700	105,426
Aohata Corp.	500	8,571
AOI Electronic Co., Ltd.	1,300	25,943
AOKI Holdings, Inc.	11,200	174,881
Aoyama Trading Co., Ltd.	26,700	457,725
Arakawa Chemical Industries, Ltd.	7,900	74,839
Araya Industrial Co., Ltd.	6,000	9,578
Arc Land Sakamoto Co., Ltd.	6,300	100,483
Arcs Co., Ltd.	11,300	177,062
Argo Graphics, Inc.	1,900	24,355
Ariake Japan Co., Ltd.	5,600	113,944
Arisawa Manufacturing Co., Ltd.	10,000	56,607
Arnest One Corp.	19,600	202,092
Aronkasei Co., Ltd.	4,000	25,048
As One Corp.	4,400	91,602
Asahi Co., Ltd. (b)	6,000	111,848
Asahi Diamond Industrial Co., Ltd. (b)	23,000	502,455
Asahi Holdings, Inc. (b)	9,600	196,236
Asahi Kogyosha Co., Ltd.	6,000	27,518
Asahi Net, Inc.	2,000	8,091
Asahi Organic Chemicals Industry Co., Ltd.	19,000	53,052
Asahi TEC Corp. (a)	279,000	93,990
Asanuma Corp.	20,000	21,626
Asatsu-DK, Inc. (b)	14,400	377,787
Asax Co., Ltd.	18	27,115
Ashimori Industry Co., Ltd. (b)	19,000	26,901
ASICS Trading Co., Ltd.	800	10,519
ASKA Pharmaceutical Co., Ltd.	10,000	72,656
ASKUL Corp. (b)	5,100	83,206

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Asunaro Aoki Construction Co., Ltd.	7,000	$34,857
Atom Corp.	31,000	101,056
Atsugi Co., Ltd.	38,000	47,807
Autobacs Seven Co., Ltd.	12,900	543,480
Avex Group Holdings, Inc.	9,300	120,910
BALS Corp.	38	32,759
Bando Chemical Industries, Ltd.	28,000	113,836
Bank of the Ryukyus, Ltd.	10,000	126,901
Belc Co., Ltd.	4,900	59,718
Belluna Co., Ltd.	9,550	62,561
Benefit One, Inc.	19	13,658
Best Denki Co., Ltd.	17,000	47,245
BIC Camera, Inc.	227	121,783
BML, Inc.	4,400	111,465
Bookoff Corp.	1,300	12,699
Bunka Shutter Co., Ltd.	17,000	47,093
CAC Corp.	4,100	32,267
Calsonic Kansei Corp. (b)	68,000	409,684
Can Do Co., Ltd.	39	35,617
Canon Electronics, Inc. (b)	8,700	236,609
Capcom Co., Ltd. (b)	21,500	496,526
Carchs Holdings Co., Ltd. (a)	19,700	7,094
Cawachi, Ltd.	4,000	79,008
Central Glass Co., Ltd.	81,000	389,199
Central Security Patrols Co., Ltd.	3,300	33,479
Central Sports Co., Ltd.	300	3,494
Chino Corp.	14,000	38,291
Chiyoda Co., Ltd.	8,000	118,597
Chiyoda Integre Co., Ltd.	3,500	45,307
Chofu Seisakusho Co., Ltd.	8,200	205,387
Chori Co., Ltd.	43,000	53,130
Chubu Shiryo Co., Ltd.	10,600	72,196
Chudenko Corp.	12,400	145,410
Chuetsu Pulp & Paper Co., Ltd.	40,000	66,963
Chugai Mining Co., Ltd.	67,700	23,533
Chugai Ro Co., Ltd. (b)	18,000	62,924
Chugoku Marine Paints, Ltd.	20,000	156,413
Chuo Denki Kogyo Co., Ltd.	900	4,498
Chuo Spring Co., Ltd.	16,000	58,871
Circle K Sunkus Co., Ltd.	19,600	305,972
CKD Corp.	23,900	213,027
Clarion Co., Ltd. (b)	31,000	59,975
Cleanup Corp.	7,500	46,389
CMIC Co., Ltd.	2,800	49,185
CMK Corp.	14,200	47,537
Coca-Cola Central Japan Co., Ltd. (b)	10,600	140,490
cocokara fine HOLDINGS, Inc.	4,700	119,401
Colowide Co., Ltd. (b)	20,500	123,931
Computer Engineering & Consulting, Ltd.	3,000	15,413
Computer Institute of Japan, Ltd.	2,000	6,568
COMSYS Holdings Corp.	51,500	515,963
Core Corp.	3,000	23,798
Corona Corp.	4,300	47,791
Cosel Co., Ltd. (b)	10,100	175,058
Cosmos Pharmaceutical Corp.	3,000	126,576
Create Medic Co., Ltd.	1,800	18,026
Cross Plus, Inc.	1,100	10,558

Security Description	Shares	Value*

Japan—(Continued)
CSK Holdings Corp. (b)	59,050	$238,626
CTI Engineering Co., Ltd.	4,700	30,790
Cybernet Systems Co., Ltd.	39	10,227
Cybozu, Inc.	119	30,884
Dai Nippon Toryo Co., Ltd. (b)	35,000	42,313
Dai-Dan Co., Ltd.	15,000	89,624
Dai-Ichi Kogyo Seiyaku Co., Ltd.	9,000	30,198
Daibiru Corp.	23,300	177,780
Daido Kogyo Co., Ltd.	9,000	18,219
Daido Metal Co., Ltd.	8,000	83,375
Daidoh, Ltd. (b)	7,300	73,151
Daifuku Co., Ltd.	37,500	242,020
Daihen Corp.	29,000	107,336
Daiho Corp.	24,000	32,343
Daiichi Chuo Kisen Kaisha (b)	46,000	85,109
Daiichi Jitsugyo Co., Ltd.	11,000	60,861
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	700	32,518
Daiken Corp.	17,000	53,146
Daiki Aluminium Industry Co., Ltd.	16,000	48,523
Daiki Ataka Engineering Co., Ltd.	3,000	10,900
Daiko Clearing Services Corp.	3,000	10,603
Daikoku Denki Co., Ltd.	2,300	22,902
Daikokutenbussan Co., Ltd.	1,300	41,435
Daikyo, Inc. (b)	135,000	229,351
Dainichi Co., Ltd.	4,100	37,539
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	19,000	93,350
Daio Paper Corp. (b)	34,000	271,424
Daiseki Co., Ltd.	15,900	321,256
Daiso Co., Ltd.	21,000	76,255
Daisue Construction Co., Ltd. (a)	17,000	13,745
Daisyo Corp. (b)	3,600	41,861
Daito Electron Co., Ltd.	500	4,175
Daiwa Industries, Ltd.	11,000	52,755
Daiwabo Holdings Co., Ltd.	73,000	149,169
DC Co., Ltd.	6,200	19,448
DCM Japan Holdings Co., Ltd. (b)	32,400	220,085
Denki Kogyo Co., Ltd.	20,000	87,875
Denyo Co., Ltd.	9,800	131,470
Descente, Ltd.	14,000	69,386
DMW Corp.	700	13,889
Doshisha Co., Ltd.	3,000	78,791
Doutor Nichires Holdings Co., Ltd.	14,700	179,330
Dr. Ci:Labo Co., Ltd. (b)	62	316,143
DTS Corp.	6,300	61,263
Duskin Co., Ltd.	25,700	499,007
Dwango Co., Ltd. (b)	34	78,994
Dydo Drinco, Inc.	4,300	159,504
Dynic Corp.	5,000	8,512
Eagle Industry Co., Ltd.	7,000	87,821
Earth Chemical Co., Ltd.	4,500	156,184
Ebara Jitsugyo Co., Ltd.	1,100	17,290
EDION Corp. (b)	34,500	325,221
Eidai Co., Ltd.	8,000	30,322
Eiken Chemical Co., Ltd.	3,000	40,219
Eizo Nanao Corp.	5,400	101,992
Elematec Corp.	4,600	67,408

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Enplas Corp.	4,000	$56,984
Enshu, Ltd. (a)	7,000	9,783
Ensuiko Sugar Refining Co., Ltd.	8,000	18,035
EPS Co., Ltd.	62	145,724
ESPEC Corp.	6,800	49,703
Excel Co., Ltd.	2,500	25,627
Exedy Corp.	11,800	404,963
Ezaki Glico Co., Ltd. (b)	15,000	164,491
F&A Aqua Holdings, Inc.	4,400	43,541
F-Tech, Inc.	1,700	25,252
Faith, Inc. (b)	272	33,759
Falco Biosystems, Ltd.	3,100	28,736
Fancl Corp. (b)	16,000	218,010
FCC Co., Ltd.	14,900	357,160
FDK Corp. (a)	28,000	43,322
FIDEA Holdings Co., Ltd.	51,716	128,785
Foster Electric Co., Ltd.	6,200	124,324
FP Corp.	5,500	340,262
France Bed Holdings Co., Ltd. (b)	35,000	45,160
Fudo Tetra Corp. (b)	44,200	92,550
Fuji Co., Ltd./Ehime (b)	7,500	154,964
Fuji Corp., Ltd.	9,500	43,349
Fuji Electronics Co., Ltd.	1,600	24,659
Fuji Kosan Co., Ltd. (a)	27,000	25,200
Fuji Kyuko Co., Ltd.	16,000	81,577
Fuji Oil Co., Ltd.	29,100	447,209
Fuji Seal International, Inc.	8,800	193,184
Fuji Soft, Inc.	4,600	67,306
Fujibo Holdings, Inc.	25,000	61,828
Fujico Co., Ltd.	6,000	73,069
Fujikura Kasei Co., Ltd.	7,200	39,514
Fujimi, Inc.	5,400	64,579
Fujimori Kogyo Co., Ltd.	3,100	44,339
Fujita Kanko, Inc. (b)	23,000	80,441
Fujitec Co., Ltd.	23,000	132,681
Fujitsu Frontech, Ltd.	10,500	75,575
Fujitsu General, Ltd. (b)	11,000	72,937
Fujiya Co., Ltd. (a) (b)	36,000	63,328
FuKoKu Co., Ltd.	2,400	22,192
Fukuda Corp. (b)	14,000	41,986
Fukushima Industries Corp.	1,700	20,230
Fukuyama Transporting Co., Ltd. (b)	67,000	356,633
Fumakilla, Ltd.	8,000	37,508
Funai Consulting Co., Ltd.	7,300	47,207
Funai Electric Co., Ltd. (b)	7,700	202,391
Furukawa Battery Co., Ltd. (a)	3,000	21,531
Furukawa Co., Ltd.	74,000	75,765
Furukawa-Sky Aluminum Corp.	39,000	139,423
Furusato Industries, Ltd.	3,100	21,426
Fuso Pharmaceutical Industries, Ltd.	24,000	64,630
Futaba Corp.	15,900	292,609
Futaba Industrial Co., Ltd. (b)	16,600	120,993
Future Architect, Inc.	68	30,602
Fuyo General Lease Co., Ltd.	8,000	271,364
Gakken Co., Ltd.	23,000	41,948
Gecoss Corp.	7,700	33,093
Genki Sushi Co., Ltd.	2,200	24,282

Security Description	Shares	Value*

Japan—(Continued)
Geo Corp. (b)	147	$183,039
GLOBERIDE, Inc. (b)	25,000	27,927
Glory, Ltd.	23,600	530,296
GMO internet, Inc. (b)	23,500	105,703
Godo Steel, Ltd. (b)	24,000	63,553
Goldcrest Co., Ltd.	8,830	183,383
Goldwin, Inc. (a)	10,000	34,309
Gourmet Kineya Co., Ltd.	1,000	5,464
GSI Creos Corp. (a)	13,000	19,935
Gulliver International Co., Ltd.	1,990	82,797
Gun-Ei Chemical Industry Co., Ltd.	14,000	38,443
Gunze, Ltd. (b)	80,000	272,045
H2O Retailing Corp. (b)	46,000	357,865
Hagihara Industries, Inc.	1,200	19,025
Hakudo Co., Ltd.	500	4,939
Hakuto Co., Ltd.	3,300	32,789
Hakuyosha Co., Ltd.	2,000	5,003
Hamakyorex Co., Ltd.	2,000	65,302
Hanwa Co., Ltd.	90,000	398,310
Happinet Corp.	3,000	35,431
Harashin Narus Holdings Co., Ltd. (b)	4,100	62,556
Harima Chemicals, Inc.	3,500	29,291
Haruyama Trading Co., Ltd.	2,300	12,844
Haseko Corp.	605,500	437,791
Hayashikane Sangyo Co., Ltd.	12,000	11,972
Hazama Corp.	22,000	29,266
Heiwa Corp.	18,400	284,987
Heiwa Real Estate Co., Ltd.	75,500	163,615
Heiwado Co., Ltd.	15,200	188,364
Hibiya Engineering, Ltd.	8,200	82,764
Hiday Hidaka Corp.	2,100	32,354
Hikari Tsushin, Inc. (b)	11,300	267,035
Hioki EE Corp.	1,700	34,104
HIS Co., Ltd. (b)	9,900	244,171
Hisaka Works, Ltd.	8,000	108,070
Hitachi Business Solution Co., Ltd.	900	8,103
Hitachi Cable, Ltd.	81,000	199,915
Hitachi Koki Co., Ltd. (b)	20,900	190,979
Hitachi Kokusai Electric, Inc.	21,000	174,579
Hitachi Medical Corp.	4,000	44,857
Hitachi Metals Techno, Ltd.	2,000	10,371
Hitachi Tool Engineering, Ltd.	7,200	78,520
Hitachi Transport System, Ltd.	13,000	221,912
Hitachi Zosen Corp. (a) (b)	323,500	502,802
Hochiki Corp.	4,000	20,442
Hodogaya Chemical Co., Ltd.	9,000	36,813
Hogy Medical Co., Ltd. (b)	6,000	270,530
Hohsui Corp.	12,000	13,886
Hokkaido Gas Co., Ltd.	24,000	77,746
Hokkan Holdings, Ltd.	15,000	44,664
Hokko Chemical Industry Co., Ltd.	8,000	24,466
Hokuetsu Paper Mills, Ltd. (b)	57,000	348,418
Hokuriku Electric Industry Co., Ltd.	22,000	43,063
Hokuriku Electrical Construction Co., Ltd.	1,000	3,034
Hokuriku Gas Co., Ltd.	5,000	13,413
Hokuto Corp. (b)	9,900	217,350
Honeys Co., Ltd. (b)	3,620	39,629

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Honshu Chemical Industry Co., Ltd.	2,000	$16,616
Horiba, Ltd. (b)	12,700	411,152
Horipro, Inc.	300	2,683
Hoshizaki Electric Co., Ltd.	8,200	181,681
Hosiden Corp. (b)	27,200	247,540
Hosokawa Micron Corp.	11,000	53,548
Howa Machinery, Ltd.	36,000	35,585
Hulic Co., Ltd.	23,100	213,340
Hurxley Corp.	800	5,461
I-Net Corp.	3,200	18,493
IBJ Leasing Co., Ltd.	7,200	175,438
Ichibanya Co., Ltd.	2,200	69,321
Ichikawa Co., Ltd.	2,000	4,066
Ichikoh Industries, Ltd.	18,000	42,483
Ichinen Holdings Co., Ltd.	7,000	35,063
Ichiyoshi Securities Co., Ltd. (b)	13,300	82,088
Icom, Inc. (b)	3,600	92,514
IDEC Corp.	10,700	125,108
Ihara Chemical Industry Co., Ltd.	13,000	46,153
Iida Home Max (b)	5,700	49,894
Iino Kaiun Kaisha, Ltd. (b)	27,900	137,184
Ikyu Corp.	57	27,473
Imasen Electric Industrial	2,200	31,283
Imperial Hotel, Ltd.	650	16,251
Impress Holdings, Inc. (a)	4,000	5,392
Inaba Denki Sangyo Co., Ltd.	7,800	207,599
Inaba Seisakusho Co., Ltd.	6,900	81,756
Inabata & Co., Ltd.	15,000	93,386
Inageya Co., Ltd.	11,000	117,828
INES Corp.	10,100	67,780
Information Services International-Dentsu, Ltd.	5,300	32,718
Innotech Corp. (b)	7,800	52,927
Intage, Inc.	1,800	38,273
Internet Initiative Japan, Inc.	54	208,960
Inui Steamship Co., Ltd. (b)	7,900	39,148
Ise Chemical Corp.	4,000	26,156
Iseki & Co., Ltd. (b)	63,000	161,026
Ishihara Sangyo Kaisha, Ltd. (a) (b)	114,000	140,971
Ishii Hyoki Co., Ltd.	1,900	21,743
Ishii Iron Works Co., Ltd.	11,000	24,617
Ishizuka Glass Co., Ltd.	5,000	9,422
IT Holdings Corp. (b)	41,900	372,441
ITC Networks Corp.	3,800	23,780
ITFOR, Inc.	2,700	9,442
Ito En, Ltd.	18,400	325,772
Itochu Enex Co., Ltd.	24,900	139,699
Itochu-Shokuhin Co., Ltd.	1,200	42,293
Itoham Foods, Inc. (b)	62,000	252,330
Itoki Corp.	17,400	37,313
Iwai Securities Co., Ltd.	6,400	28,741
Iwaki & Co., Ltd.	2,000	5,010
Iwasaki Electric Co., Ltd. (b)	22,000	69,965
IWATANI Corp.	80,000	284,116
Iwatsu Electric Co., Ltd.	3,000	3,147
Izumi Co., Ltd. (b)	19,700	295,694
Izumiya Co., Ltd.	27,000	109,107
Izutsuya Co., Ltd. (a)	27,000	16,829

Security Description	Shares	Value*

Japan—(Continued)
J-Oil Mills, Inc.	34,000	$99,976
Jalux, Inc.	2,100	19,098
Janome Sewing Machine Co., Ltd.	47,000	38,222
Japan Airport Terminal Co., Ltd.	18,100	210,860
Japan Asia Investment Co., Ltd. (b)	38,000	42,260
Japan Aviation Electronics Industry, Ltd. (b)	21,000	153,078
Japan Carlit Co., Ltd.	5,800	32,511
Japan Cash Machine Co., Ltd. (b)	7,500	64,417
Japan Digital Laboratory Co., Ltd.	6,500	76,926
Japan Drilling Co., Ltd. (b)	1,400	48,008
Japan Foundation Engineering Co., Ltd.	9,000	35,870
Japan Oil Transportation Co., Ltd.	1,000	2,552
Japan Pulp & Paper Co., Ltd.	27,000	92,484
Japan Pure Chemical Co., Ltd.	14	35,628
Japan Radio Co., Ltd. (b)	15,000	43,802
Japan Transcity Corp.	20,000	62,359
Japan Vilene Co., Ltd.	8,000	35,279
Jastec Co., Ltd.	5,100	30,302
JBCC Holdings, Inc.	5,700	38,296
JBIS Holdings, Inc.	8,500	29,146
Jeol, Ltd. (b)	22,000	73,215
JFE Shoji Holdings, Inc.	45,000	220,121
Jidosha Buhin Kogyo Co., Ltd.	5,000	30,171
JK Holdings Co., Ltd.	1,500	7,096
JMS Co., Ltd.	13,000	43,902
Joban Kosan Co., Ltd.	19,000	18,939
Joshin Denki Co., Ltd. (b)	14,000	151,659
JSP Corp.	10,700	179,402
Juki Corp. (b)	41,000	118,039
JVC KENWOOD Holdings, Inc.	44,000	218,146
kabu.com Securities Co., Ltd. (b)	16,300	50,240
Kadokawa Group Holdings, Inc. (b)	6,500	202,876
Kaga Electronics Co., Ltd.	7,100	76,623
Kakaku.com, Inc. (b)	76	533,982
Kaken Pharmaceutical Co., Ltd.	39,000	546,834
Kameda Seika Co., Ltd.	4,800	89,233
Kamei Corp.	9,000	37,908
Kanaden Corp.	11,000	69,230
Kanagawa Chuo Kotsu Co., Ltd.	13,000	64,724
Kanamoto Co., Ltd.	9,000	66,621
Kandenko Co., Ltd.	41,000	200,023
Kanematsu Corp. (a) (b)	134,000	131,957
Kanematsu Electronics, Ltd.	2,200	22,853
Kanematsu-NNK Corp. (a)	5,000	9,988
Kanto Auto Works, Ltd. (b)	9,200	84,376
Kanto Denka Kogyo Co., Ltd.	12,000	87,538
Kanto Natural Gas Development, Ltd.	8,000	45,906
Kappa Create Co., Ltd. (b)	3,550	73,965
Kasai Kogyo Co., Ltd.	3,000	19,815
Kasumi Co., Ltd.	12,900	73,091
Katakura Chikkarin Co., Ltd.	8,000	21,639
Katakura Industries Co., Ltd.	7,100	75,137
Kato Sangyo Co., Ltd.	9,500	175,572
Kato Works Co., Ltd. (b)	16,000	46,855
KAWADA TECHNOLOGIES, Inc.	1,400	21,588
Kawai Musical Instruments Manufacturing Co., Ltd.	27,000	54,252

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kawasaki Kinkai Kisen Kaisha	7,000	$22,326
Kawashima Selkon Textiles Co., Ltd.	29,000	26,054
Kawasumi Laboratories, Inc.	6,000	38,726
Keihanshin Real Estate Co., Ltd.	8,700	39,597
Keihin Corp. (b)	17,200	363,349
Keiyo Co., Ltd. (b)	8,000	44,541
Kenedix, Inc. (b)	1,032	180,167
Kentucky Fried Chicken Japan, Ltd.	4,000	101,570
KEY Coffee, Inc.	7,400	137,588
Kimoto Co., Ltd. (b)	6,700	63,605
Kimura Chemical Plants Co., Ltd.	4,900	24,622
King Jim Co., Ltd.	2,400	18,617
Kinki Nippon Tourist Co., Ltd.	23,000	26,091
Kinki Sharyo Co., Ltd.	15,000	59,709
Kintetsu World Express, Inc. (b)	6,500	213,591
Kinugawa Rubber Industrial Co., Ltd. (b)	13,000	88,445
Kisoji Co., Ltd. (b)	5,700	118,175
Kissei Pharmaceutical Co., Ltd.	14,600	283,915
Kitagawa Iron Works Co., Ltd.	25,000	46,458
Kitano Construction Corp.	22,000	52,857
Kito Corp.	35	31,677
Kitz Corp. (b)	47,000	274,846
Kiyo Holdings, Inc.	311,000	421,504
KOA Corp.	10,600	124,304
Koatsu Gas Kogyo Co., Ltd.	14,000	75,667
Kohnan Shoji Co., Ltd. (b)	9,000	154,759
Kohsoku Corp.	4,000	30,447
Koike Sanso Kogyo Co., Ltd.	7,000	19,711
Koito Industries, Ltd.	7,000	7,759
Kojima Co., Ltd.	7,200	46,724
Kokuyo Co., Ltd.	44,600	331,510
Komai Tekko, Inc.	12,000	33,406
Komatsu Seiren Co., Ltd.	11,000	48,080
Komatsu Wall Industry Co., Ltd.	3,800	35,969
Komeri Co., Ltd. (b)	14,000	381,563
Komori Corp.	28,800	256,521
Konaka Co., Ltd.	7,400	32,915
Kondotec, Inc.	1,800	22,075
Konishi Co., Ltd.	4,300	62,657
Kosaido Co., Ltd.	3,700	10,758
Kose Corp. (b)	13,300	344,630
Kosei Securities Co., Ltd.	22,000	19,930
Kourakuen Corp. (b)	3,300	45,815
Krosaki Harima Corp. (b)	10,000	42,819
KRS Corp.	3,700	39,457
Kubotek Corp. (a)	16	7,053
Kumagai Gumi Co., Ltd.	90,000	91,734
Kumiai Chemical Industry Co., Ltd. (b)	11,000	31,955
Kura Corp.	2,900	37,676
Kurabo Industries, Ltd.	71,000	142,443
KUREHA Corp.	56,000	275,207
Kurimoto, Ltd.	33,000	70,820
Kuroda Electric Co., Ltd.	8,300	95,391
Kyoden Co., Ltd.	3,200	5,216
Kyodo Printing Co., Ltd.	29,000	69,847
Kyodo Shiryo Co., Ltd.	30,000	34,426
Kyoei Steel, Ltd. (b)	7,100	107,912

Security Description	Shares	Value*

Japan—(Continued)
Kyoei Tanker Co., Ltd.	9,000	$17,634
Kyokuto Kaihatsu Kogyo Co., Ltd.	8,000	43,224
Kyokuto Securities Co., Ltd.	7,700	54,870
Kyokuyo Co., Ltd.	19,000	43,522
Kyorin Co., Ltd.	25,000	496,770
Kyoritsu Maintenance Co., Ltd.	2,700	39,444
Kyoritsu Printing Co., Ltd.	6,800	12,421
Kyosan Electric Manufacturing Co., Ltd.	14,000	80,478
Kyoto Kimono Yuzen Co., Ltd.	2,400	26,938
Kyowa Electronics Instruments Co., Ltd.	6,000	20,782
Kyowa Exeo Corp. (b)	40,900	414,501
Kyowa Leather Cloth Co., Ltd.	3,300	11,930
Kyudenko Corp.	9,000	59,240
LEC, Inc.	1,900	29,496
Leopalace21 Corp. (b)	26,400	37,505
Life Corp.	15,500	274,630
Lion Corp. (b)	40,000	221,693
M3, Inc. (b)	49	355,886
Macnica, Inc.	4,000	91,083
Macromill, Inc. (b)	7,100	73,457
Maeda Corp.	62,000	194,544
Maeda Road Construction Co., Ltd. (b)	31,000	301,298
Maezawa Kasei Industries Co., Ltd.	4,000	38,194
Maezawa Kyuso Industries Co., Ltd.	4,700	68,697
Makino Milling Machine Co., Ltd. (b)	48,000	446,015
Mamiya-Op Co., Ltd. (a)	6,000	7,485
Mandom Corp.	7,500	205,959
Mars Engineering Corp. (b)	2,500	39,409
Marubun Corp.	7,200	35,726
Marudai Food Co., Ltd.	38,000	117,002
Maruei Department Store Co., Ltd.	19,000	20,654
Maruha Nichiro Holdings, Inc.	177,000	284,598
Maruka Machinery Co., Ltd.	2,400	18,435
Marukyu Co., Ltd.	700	7,121
Marusan Securities Co., Ltd. (b)	19,600	80,224
Maruwa Co., Ltd. (b)	2,300	99,713
Maruwn Corp.	2,400	5,918
Maruyama Manufacturing Co.Inc	18,000	39,512
Maruzen CHI Holdings Co., Ltd. (a)	5,700	15,609
Maruzen Showa Unyu Co., Ltd.	27,000	87,647
Maspro Denkoh Corp.	5,700	44,311
Matsuda Sangyo Co., Ltd. (b)	4,600	69,742
Matsui Construction Co., Ltd.	9,000	33,702
Matsui Securities Co., Ltd. (b)	52,900	254,740
Matsumotokiyoshi Holdings Co., Ltd. (b)	13,300	283,926
Matsuya Co., Ltd. (b)	7,300	40,021
Matsuya Foods Co., Ltd.	2,500	46,851
Max Co., Ltd.	18,000	222,391
Maxvalu Tokai Co., Ltd.	5,000	65,700
MEC Co., Ltd.	4,800	22,046
Megachips Corp. (b)	6,700	108,603
Megane TOP Co., Ltd. (b)	6,000	72,101
Megmilk Snow Brand Co., Ltd. (b)	19,000	351,634
Meidensha Corp. (b)	75,000	322,739
Meiji Shipping Co., Ltd.	8,500	28,977
Meiko Network Japan Co., Ltd.	3,700	32,582
Meisei Electric Co., Ltd. (a)	14,000	16,934

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Meitec Corp. (b)	14,000	$305,681
Meito Sangyo Co., Ltd.	4,500	58,829
Meito Transportation Co., Ltd.	1,400	10,356
Meiwa Corp.	1,500	4,882
Meiwa Estate Co., Ltd.	8,300	47,296
Melco Holdings, Inc.	5,600	143,348
Mikuni Coca-Cola Bottling Co., Ltd.	8,100	70,696
Milbon Co., Ltd. (b)	2,600	77,330
Mimasu Semiconductor Industry Co., Ltd.	6,300	74,365
Ministop Co., Ltd.	4,700	84,686
Mirait Holdings Corp.	26,400	208,589
Misawa Homes Co., Ltd. (a)	9,600	59,462
Mitani Corp.	6,700	96,039
Mito Securities Co., Ltd.	21,000	30,102
Mitsuba Corp.	13,000	120,924
Mitsubishi Kakoki Kaisha, Ltd. (b)	14,000	32,984
Mitsubishi Paper Mills, Ltd. (b)	86,000	89,040
Mitsubishi Pencil Co., Ltd.	7,300	131,606
Mitsubishi Steel Manufacturing Co., Ltd.	44,000	151,114
Mitsuboshi Belting Co., Ltd.	28,000	138,753
Mitsui High-Tec, Inc.	7,500	38,154
Mitsui Home Co., Ltd.	9,000	44,874
Mitsui Knowledge Industry Co., Ltd.	338	51,993
Mitsui Matsushima Co., Ltd. (b)	53,000	110,047
Mitsui Sugar Co., Ltd. (b)	37,000	148,864
Mitsui-Soko Co., Ltd. (b)	48,000	188,162
Mitsumi Electric Co., Ltd.	39,600	390,667
Mitsuuroko Co., Ltd.	8,900	52,397
Miura Co., Ltd.	12,700	367,352
Miyachi Corp.	3,300	27,534
Miyaji Engineering Group, Inc. (a)	16,000	20,373
Miyakoshi Corp. (a)	600	1,967
Miyoshi Oil & Fat Co., Ltd.	22,000	30,888
Mizuho Investors Securities Co., Ltd. (b)	185,000	168,461
Mizuno Corp. (b)	27,000	128,083
Mochida Pharmaceutical Co., Ltd.	33,000	352,478
Modec, Inc. (b)	8,400	143,478
Monex Beans Holdings, Inc. (b)	824	164,529
Mori Denki Manufacturing Co., Ltd. (a)	55,000	7,550
Mori Seiki Co., Ltd. (b)	42,200	557,951
Morinaga & Co., Ltd.	75,000	172,418
Morinaga Milk Industry Co., Ltd. (b)	100,000	427,361
Morita Holdings Corp.	14,000	89,397
Morozoff, Ltd.	11,000	37,137
Mory Industries, Inc.	18,000	71,004
MOS Food Services, Inc.	10,200	191,170
Moshi Moshi Hotline, Inc. (b)	10,450	169,347
Mr Max Corp.	10,500	35,774
Murakami Corp.	3,000	40,424
Musashi Seimitsu Industry Co., Ltd.	9,500	250,642
Mutoh Holdings Co., Ltd. (a)	11,000	23,470
NAC Co., Ltd.	1,400	26,189
Nachi-Fujikoshi Corp. (b)	77,000	456,175
Nagaileben Co., Ltd.	3,600	104,877
Nagano Keiki Co., Ltd.	2,100	18,822
Nagatanien Co., Ltd.	6,000	63,095
Nakabayashi Co., Ltd. (b)	16,000	43,409

Security Description	Shares	Value*

Japan—(Continued)
Nakamuraya Co., Ltd.	15,000	$71,121
Nakano Corp.	4,000	8,855
Nakayama Steel Works, Ltd.	37,000	50,641
Natori Co., Ltd.	700	7,009
NEC Fielding, Ltd.	8,300	100,197
NEC Leasing, Ltd.	5,500	73,422
NEC Mobiling, Ltd.	2,100	71,096
NEC Networks & System Integration Corp.	9,900	138,385
NET One Systems Co., Ltd. (b)	187	360,304
Neturen Co., Ltd.	8,200	69,263
NIC Corp.	3,400	14,721
Nice Holdings, Inc.	29,000	58,109
Nichia Steel Works, Ltd.	13,000	32,602
Nichias Corp.	43,000	253,765
Nichiban Co., Ltd.	14,000	49,375
Nichicon Corp. (b)	24,800	410,365
Nichiden Corp.	2,100	66,223
Nichiha Corp.	7,400	66,484
Nichii Gakkan Co.	11,500	102,155
Nichirei Corp. (b)	130,000	555,038
Nichireki Co., Ltd.	9,000	42,878
Nidec Copal Corp.	6,500	79,755
Nidec Copal Electronics Corp.	5,200	34,930
Nidec Sankyo Corp.	16,000	105,724
Nidec-Tosok Corp. (b)	6,300	73,332
Nifco, Inc. (b)	21,400	565,548
NIFTY Corp.	25	32,651
Nihon Chouzai Co., Ltd.	1,150	40,522
Nihon Dempa Kogyo Co., Ltd. (b)	5,300	74,491
Nihon Eslead Corp.	500	4,457
Nihon Kagaku Sangyo Co., Ltd.	3,000	22,077
Nihon Kohden Corp.	16,800	415,594
Nihon M&A Center, Inc.	21	111,610
Nihon Nohyaku Co., Ltd. (b)	16,000	73,861
Nihon Parkerizing Co., Ltd.	22,000	335,166
Nihon Plast Co., Ltd.	2,300	20,187
Nihon Shokuhin Kako Co., Ltd.	3,000	14,852
Nihon Tokushu Toryo Co., Ltd.	2,200	8,793
Nihon Trim Co., Ltd.	850	22,568
Nihon Unisys, Ltd. (b)	25,200	150,718
Nihon Yamamura Glass Co., Ltd.	27,000	71,297
Nikkiso Co., Ltd. (b)	28,000	251,205
Nikko Co., Ltd.	13,000	47,535
Nippo Corp.	25,000	202,662
Nippon Beet Sugar Manufacturing Co., Ltd.	45,000	100,945
Nippon Carbide Industries Co., Inc. (a)	27,000	65,945
Nippon Carbon Co., Ltd.	42,000	126,378
Nippon Ceramic Co., Ltd.	3,700	75,019
Nippon Chemi-Con Corp.	56,000	352,339
Nippon Chemical Industrial Co., Ltd.	35,000	78,601
Nippon Chemiphar Co., Ltd.	10,000	40,684
Nippon Chuzo KK	12,000	30,727
Nippon Coke & Engineering Co.	95,500	164,569
Nippon Columbia Co., Ltd. (a)	49,000	21,442
Nippon Concrete Industries Co., Ltd.	10,000	26,156
Nippon Conveyor Co., Ltd.	15,000	15,436
Nippon Denko Co., Ltd.	37,000	250,875

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nippon Densetsu Kogyo Co., Ltd.	21,000	$223,401
Nippon Denwa Shisetsu Co., Ltd.	20,000	59,076
Nippon Felt Co., Ltd.	6,000	28,767
Nippon Filcon Co., Ltd.	5,200	25,526
Nippon Fine Chemical Co., Ltd.	5,800	36,947
Nippon Flour Mills Co., Ltd.	58,000	269,285
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	31,157
Nippon Gas Co., Ltd. (b)	13,200	180,652
Nippon Hume Corp.	6,000	22,898
Nippon Jogesuido Sekkei Co., Ltd. (b)	15	20,092
Nippon Kanzai Co., Ltd.	2,300	39,868
Nippon Kasei Chemical Co., Ltd.	18,000	37,220
Nippon Kinzoku Co., Ltd.	29,000	60,648
Nippon Koei Co., Ltd.	26,000	93,696
Nippon Konpo Unyu Soko Co., Ltd.	27,000	287,009
Nippon Koshuha Steel Co., Ltd.	24,000	32,966
Nippon Light Metal Co., Ltd.	220,000	453,504
Nippon Metal Industry Co., Ltd. (b)	30,000	33,729
Nippon Parking Development Co., Ltd.	803	43,599
Nippon Pillar Packing Co., Ltd.	7,000	55,610
Nippon Piston Ring Co., Ltd.	22,000	52,004
Nippon Rietec Co., Ltd.	2,000	8,793
Nippon Seiki Co., Ltd.	18,000	238,367
Nippon Seiro Co., Ltd.	2,000	8,061
Nippon Seisen Co., Ltd.	6,000	33,454
Nippon Sharyo, Ltd. (b)	32,000	140,474
Nippon Shinyaku Co., Ltd.	27,000	344,514
Nippon Signal Co., Ltd. (b)	19,500	150,478
Nippon Soda Co., Ltd.	56,000	247,117
Nippon Steel Trading Co., Ltd.	16,000	45,129
Nippon Suisan Kaisha, Ltd.	103,700	340,564
Nippon Thompson Co., Ltd.	15,000	124,028
Nippon Tungsten Co., Ltd.	9,000	27,830
Nippon Valqua Industries, Ltd.	26,000	76,551
Nippon Yakin Kogyo Co., Ltd. (b)	38,000	102,723
Nippon Yusoki Co., Ltd.	7,000	17,353
Nipro Corp. (b)	22,400	405,868
NIS Group Co., Ltd.	82,900	7,194
Nishimatsu Construction Co., Ltd.	129,000	189,966
Nishimatsuya Chain Co., Ltd.	26,500	219,164
Nissan Shatai Co., Ltd.	36,000	277,864
Nissei Corp.	10,500	99,018
Nissei Plastic Industrial Co., Ltd.	900	2,825
Nissen Holdings Co., Ltd.	8,400	49,373
Nissha Printing Co., Ltd. (b)	13,100	240,183
Nisshin Fudosan Co.	1,600	10,282
Nissin Corp.	24,000	60,401
Nissin Electric Co., Ltd. (b)	21,000	199,491
Nissin Kogyo Co., Ltd.	15,800	284,499
Nissin Sugar Manufacturing Co., Ltd.	12,000	27,695
Nissui Pharmaceutical Co., Ltd.	4,300	37,412
Nitta Corp.	6,800	132,926
Nittan Valve Co., Ltd.	5,500	21,805
Nittetsu Mining Co., Ltd.	20,000	90,896
Nitto Boseki Co., Ltd. (b)	88,000	219,473
Nitto Fuji Flour Milling Co., Ltd.	4,000	13,809

Security Description	Shares	Value*

Japan—(Continued)
Nitto Kogyo Corp.	10,400	$123,095
Nitto Kohki Co., Ltd.	3,800	89,115
Nitto Seiko Co., Ltd.	12,000	31,578
Nittoc Construction Co., Ltd.	19,000	28,043
Noevir Holdings Co., Ltd. (a)	2,700	30,675
NOF Corp.	75,000	329,096
Nohmi Bosai, Ltd.	8,000	47,473
Nomura Co., Ltd.	16,000	46,693
Noritake Co., Ltd.	39,000	154,285
Noritsu Koki Co., Ltd.	8,000	43,061
Noritz Corp.	8,900	163,510
NS Solutions Corp. (b)	9,000	175,868
NS United Kaiun Kaisha, Ltd.	21,000	42,163
NSD Co., Ltd. (b)	10,300	86,454
Obara Corp.	4,100	58,635
Obayashi Road Corp.	2,000	4,897
OBIC Business Consultants, Ltd.	2,100	123,462
Oenon Holdings, Inc.	14,000	31,533
Ohara, Inc.	3,100	32,551
Oiles Corp.	14,000	277,398
Okabe Co., Ltd.	13,300	69,756
Okamoto Industries, Inc.	22,000	83,264
Okamoto Machine Tool Works, Ltd.	11,000	21,123
Okamura Corp. (b)	30,000	202,510
Okano Valve Manufacturing Co.	3,000	14,161
Okasan Securities Group, Inc.	82,000	306,882
Okaya Electric Indstries Co., Ltd.	5,000	24,492
OKI Electric Cable Co., Ltd.	6,000	13,120
OKI Electric Industry Co., Ltd.	289,000	266,979
OKK Corp.	17,000	24,829
Okuma Holdings, Inc. (b)	60,000	570,310
Okumura Corp.	75,000	273,755
Okura Industrial Co., Ltd.	14,000	46,230
Okuwa Co., Ltd.	6,000	60,251
Olympic Corp.	7,800	52,934
ONO Sokki Co., Ltd.	9,000	25,099
Onoken Co., Ltd.	2,600	23,439
Onward Holdings Co., Ltd. (b)	51,000	430,122
Optex Co., Ltd.	2,900	36,500
Organo Corp.	11,000	82,919
Origin Electric Co., Ltd.	6,000	30,720
Osaka Organic Chemical Industry, Ltd.	4,200	21,358
Osaka Steel Co., Ltd. (b)	7,200	143,002
Osaki Electric Co., Ltd. (b)	10,000	101,378
OSG Corp. (b)	32,800	456,540
Oyo Corp.	4,700	48,679
Pacific Industrial Co., Ltd.	20,000	92,789
Pacific Metals Co., Ltd. (b)	48,000	354,256
Pal Co, Ltd.	2,650	88,238
PanaHome Corp.	33,000	214,210
Panasonic Electric Works Information Systems Co., Ltd.	1,300	36,290
Panasonic Electric Works SUNX Co., Ltd.	8,300	49,379
Paramount Bed Co., Ltd.	6,400	177,612
Parco Co., Ltd.	19,400	159,804
Paris Miki, Inc.	9,700	93,722
Park24 Co., Ltd.	32,100	333,359

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Pasco Corp. (a)	11,000	$41,296
Pasona Group, Inc.	63	58,254
Penta-Ocean Construction Co., Ltd. (b)	136,500	328,224
PGM Holdings KK (b)	209	109,706
PIA Corp. (a)	2,300	23,348
Pigeon Corp.	7,500	246,496
Pilot Corp.	48	94,207
Piolax, Inc.	3,000	71,935
Pioneer Corp. (b)	126,200	565,585
Plenus Co., Ltd.	8,900	143,527
Point, Inc.	7,080	308,396
Press Kogyo Co., Ltd. (b)	26,000	131,878
Pressance Corp.	3,100	42,211
Prima Meat Packers, Ltd.	44,000	53,714
Pronexus, Inc.	8,100	37,897
PS Mitsubishi Construction Co., Ltd. (b)	9,900	38,818
Raito Kogyo Co., Ltd.	14,500	53,027
Rasa Industries, Ltd.	24,000	40,445
Renown, Inc. (a)	16,800	31,572
Resort Solution Co., Ltd.	4,000	6,881
Resort Trust, Inc.	13,100	164,970
Rheon Automatic Machinery Co., Ltd.	5,000	11,403
Rhythm Watch Co., Ltd.	14,000	21,092
Ricoh Leasing Co., Ltd.	6,900	154,107
Right On Co., Ltd.	5,500	28,684
Riken Corp.	28,000	120,161
Riken Keiki Co., Ltd.	5,800	51,492
Riken Technos Corp.	11,000	38,819
Riken Vitamin Co., Ltd.	3,100	85,660
Ringer Hut Co., Ltd. (b)	4,700	63,991
Riso Kagaku Corp.	4,979	82,725
Riso Kyoiku Co., Ltd.	766	39,418
Rock Field Co., Ltd.	3,500	55,078
Rohto Pharmaceutical Co., Ltd.	30,000	341,614
Roland Corp.	8,300	81,997
Roland DG Corp. (b)	3,400	45,749
Round One Corp.	16,100	137,615
Royal Holdings Co., Ltd. (b)	8,700	89,873
Ryobi, Ltd. (b)	49,000	220,672
Ryoden Trading Co., Ltd.	8,000	49,541
Ryohin Keikaku Co., Ltd. (b)	10,500	502,878
Ryosan Co., Ltd.	14,600	311,180
Ryoshoku, Ltd.	3,500	81,450
Ryoyo Electro Corp.	8,100	80,483
S&B Foods, Inc.	2,000	19,077
S. Foods, Inc.	5,000	42,543
Sagami Chain Co., Ltd.	5,000	30,969
Saibu Gas Co., Ltd.	135,000	344,079
Saizeriya Co., Ltd. (b)	14,700	278,837
Sakai Chemical Industry Co., Ltd.	27,000	122,821
Sakai Heavy Industries, Ltd.	15,000	30,981
Sakai Ovex Co., Ltd.	18,000	30,371
Sakata INX Corp.	9,000	42,210
Sakata Seed Corp. (b)	14,200	206,470
Sala Corp.	9,500	46,424
San Holdings, Inc.	1,600	24,190
San-A Co., Ltd.	3,300	127,119

Security Description	Shares	Value*

Japan—(Continued)
San-Ai Oil Co., Ltd.	16,000	$91,906
San-In Godo Bank, Ltd.	68,000	487,124
Sanden Corp. (b)	48,000	248,883
Sangetsu Co., Ltd.	12,400	302,090
Sanix, inc. (a)	9,500	46,849
Sanken Electric Co., Ltd.	47,000	276,763
Sanki Engineering Co., Ltd.	17,000	95,192
Sanko Marketing Foods Co., Ltd.	6	5,647
Sanko Metal Industries Co., Ltd.	10,000	50,757
Sankyo Seiko Co., Ltd.	22,100	73,180
Sankyo-Tateyama Holdings, Inc.	83,000	122,016
Sankyu, Inc.	118,000	551,256
Sanoh Industrial Co., Ltd.	8,800	74,766
Sanshin Electronics Co., Ltd.	9,300	74,165
Sansui Electric Co., Ltd. (a)	316,000	7,837
Sanwa Holdings Corp.	96,000	334,883
Sanyo Chemical Industries, Ltd.	28,000	222,196
Sanyo Denki Co., Ltd.	12,000	107,873
Sanyo Housing Nagoya Co., Ltd.	27	26,403
Sanyo Shokai, Ltd. (b)	25,000	72,947
Sanyo Special Steel Co., Ltd.	48,000	304,594
Sapporo Hokuyo Holdings, Inc.	43,400	180,892
Sapporo Holdings, Ltd. (b)	90,000	370,433
Sasebo Heavy Industries Co., Ltd. (b)	41,000	76,233
Sata Construction Co., Ltd. (a) (b)	23,000	23,786
Sato Corp.	7,200	92,033
Sato Shoji Corp.	4,700	26,666
Satori Electric Co., Ltd.	4,800	29,962
Sawai Pharmaceutical Co., Ltd. (b)	5,900	621,279
Saxa Holdings, Inc.	17,000	29,274
Scroll Corp.	9,500	32,002
Secom Joshinetsu Co., Ltd.	900	27,757
Seibu Electric Industry Co., Ltd.	2,000	8,320
Seika Corp.	20,000	52,404
Seikagaku Corp.	13,400	152,694
Seiko Holdings Corp.	40,000	139,187
Seino Holdings Corp.	39,000	280,243
Seiren Co., Ltd.	22,700	144,921
Sekisui Jushi Corp.	7,000	71,350
Sekisui Plastics Co., Ltd.	16,000	73,304
Senko Co., Ltd.	34,000	115,403
Senshu Electric Co., Ltd.	3,000	45,205
Senshukai Co., Ltd.	10,200	62,310
Shibaura Mechatronics Corp.	13,000	51,805
Shibuya Kogyo Co., Ltd.	4,100	44,416
Shikibo, Ltd.	26,000	28,816
Shikoku Chemicals Corp.	18,000	103,198
Shima Seiki Manufacturing, Ltd.	11,300	292,471
Shimachu Co., Ltd.	23,200	566,338
Shimojima Co., Ltd. (b)	3,200	41,553
Shin Nippon Air Technologies Co., Ltd.	1,100	5,702
Shin Nippon Biomedical Laboratories, Ltd.	3,800	13,021
Shin-Etsu Polymer Co., Ltd.	12,900	67,350
Shin-Keisei Electric Railway Co., Ltd.	12,000	51,840
Shin-Kobe Electric Machinery Co., Ltd. (b)	10,000	159,867
Shinagawa Refractories Co., Ltd.	16,000	47,333
Shindengen Electric Manufacturing Co., Ltd.	19,000	89,574

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Shinkawa, Ltd. (b)	5,300	$42,889
Shinko Electric Industries Co., Ltd. (b)	34,400	323,546
Shinko Plantech Co., Ltd.	15,300	165,016
Shinko Shoji Co., Ltd.	7,300	57,664
Shinko Wire Co., Ltd.	12,000	20,455
Shinmaywa Industries, Ltd.	36,000	137,259
Shinnihon Corp.	19,000	59,158
Shinsho Corp.	4,000	9,641
Shinwa Co., Ltd.	700	7,841
Ship Healthcare Holdings, Inc.	8,200	151,645
Shiroki Corp.	15,000	51,397
Shizuki Electric Co., Inc.	3,000	12,818
Shizuoka Gas Co., Ltd.	18,500	104,609
SHO-BOND Holdings Co., Ltd. (b)	9,700	233,550
Shobunsha Publications, Inc.	2,500	17,922
Shochiku Co., Ltd. (b)	37,000	303,270
Shoei Co., Ltd.	2,800	19,847
Shoko Co., Ltd.	27,000	39,327
Showa Aircraft Industry Co., Ltd.	1,000	8,188
Showa Corp.	17,500	125,576
Showa Sangyo Co., Ltd.	30,000	83,983
Siix Corp. (b)	5,200	79,593
Simplex Technology, Inc.	69	28,645
Sinanen Co., Ltd.	9,000	39,257
Sinfonia Technology Co., Ltd. (b)	22,000	73,351
Sintokogio, Ltd.	13,100	134,320
SKY Perfect JSAT Holdings, Inc. (b)	870	358,709
SMK Corp.	17,000	74,480
SNT Corp.	4,100	16,612
So-net Entertainment Corp. (b)	50	210,979
Soda Nikka Co., Ltd.	3,000	12,292
Sodick Co., Ltd.	12,100	102,787
Soft99 Corp.	2,300	13,655
Sogo Medical Co., Ltd.	1,200	39,398
Sohgo Security Services Co., Ltd.	25,600	287,209
Sotetsu Holdings, Inc.	88,000	240,716
Sotoh Co., Ltd.	3,600	35,822
Space Co., Ltd.	200	1,328
SRI Sports, Ltd.	3,000	31,965
ST Corp.	3,700	39,689
St. Marc Holdings Co., Ltd.	2,000	74,943
Star Micronics Co., Ltd. (b)	12,200	144,432
Starzen Co., Ltd.	23,000	66,944
Stella Chemifa Corp.	3,500	124,191
Studio Alice Co., Ltd. (b)	2,500	34,974
Subaru Enterprise Co., Ltd.	1,000	3,035
Sugi Holdings Co., Ltd.	14,300	372,670
Sugimoto & Co., Ltd.	3,800	35,839
Sumida Corp.	4,500	42,271
Sumikin Bussan Corp.	30,000	72,701
Suminoe Textile Co., Ltd.	11,000	21,399
Sumiseki Holdings, Inc. (a)	20,200	26,295
Sumisho Computer Systems Corp. (b)	8,700	150,396
Sumitomo Bakelite Co., Ltd. (b)	79,000	528,345
Sumitomo Densetsu Co., Ltd.	6,300	36,640
Sumitomo Forestry Co., Ltd. (b)	60,800	557,341
Sumitomo Light Metal Industries, Ltd.	83,000	83,014

Security Description	Shares	Value*

Japan—(Continued)
Sumitomo Mitsui Construction Co., Ltd. (a) (b)	45,000	$38,747
Sumitomo Osaka Cement Co., Ltd. (b)	176,000	494,143
Sumitomo Pipe & Tube Co., Ltd.	6,700	45,050
Sumitomo Precision Products Co., Ltd. (b)	11,000	81,999
Sumitomo Real Estate Sales Co., Ltd.	4,030	187,488
Sumitomo Seika Chemicals Co., Ltd. (b)	12,000	66,790
Sun-Wa Technos Corp.	1,700	19,668
SWCC Showa Holdings Co., Ltd. (b)	74,000	94,191
SxL Corp. (a)	40,000	32,916
SystemPro Co., Ltd.	62	55,357
T Hasegawa Co., Ltd.	8,700	135,454
T RAD Co., Ltd.	11,000	52,901
T-GAIA Corp.	86	160,375
TAC Co., Ltd.	1,300	3,382
Tachi-S Co., Ltd.	6,400	118,742
Tachibana Eletech Co., Ltd.	4,800	47,716
Tact Home Co., Ltd.	18	16,809
Tadano, Ltd. (b)	57,000	344,681
Taihei Dengyo Kaisha, Ltd.	11,000	82,855
Taihei Kogyo Co., Ltd.	18,000	78,434
Taiheiyo Kouhatsu, Inc.	16,000	15,594
Taiho Kogyo Co., Ltd.	9,300	91,966
Taikisha, Ltd.	14,100	279,064
Taisei Lamick Co., Ltd.	1,300	37,136
Taiyo Ink Manufacturing Co., Ltd. (b)	7,500	222,892
Taiyo Yuden Co., Ltd. (b)	31,000	402,595
TAIYO, Ltd.	5,000	9,997
Takachiho Koheki Co., Ltd.	400	4,301
Takagi Securities Co., Ltd.	12,000	13,113
Takamatsu Construction Group Co., Ltd.	6,400	90,754
Takano Co., Ltd.	6,000	36,135
Takaoka Electric Manufacturing Co., Ltd. (b)	17,000	53,926
Takara Holdings, Inc.	79,000	402,509
Takara Printing Co., Ltd.	3,100	23,532
Takara Standard Co., Ltd. (b)	41,000	313,835
Takasago International Corp.	20,000	97,238
Takasago Thermal Engineering Co., Ltd. (b)	25,200	196,580
Takashima & Co., Ltd.	25,000	84,140
Take And Give Needs Co., Ltd.	238	17,512
Takihyo Co., Ltd.	8,000	41,758
Takiron Co., Ltd.	19,000	68,971
Takisawa Machine Tool Co., Ltd.	11,000	16,066
Takuma Co., Ltd. (b)	26,000	132,108
Tamron Co., Ltd. (b)	7,700	184,243
Tamura Corp. (b)	18,000	57,683
Tanseisha Co., Ltd.	8,000	27,372
Tatsuta Electric Wire and Cable Co., Ltd.	13,000	67,360
Tayca Corp.	4,000	14,492
TBK Co., Ltd.	4,000	21,486
Teac Corp. (a)	34,000	15,270
TECHNO ASSOCIE Co., Ltd.	300	2,562
Techno Ryowa, Ltd.	4,800	26,396
Tecmo Koei Holdings Co., Ltd.	12,200	99,938
Teikoku Electric Manufacturing Co., Ltd.	2,800	60,306
Teikoku Piston Ring Co., Ltd. (b)	6,500	78,246
Teikoku Sen-I Co., Ltd.	6,000	37,285
Teikoku Tsushin Kogyo Co., Ltd.	12,000	23,014

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tekken Corp.	37,000	$52,097
Temp Holdings Co., Ltd. (b)	7,400	68,364
Ten Allied Co., Ltd.	2,600	8,202
Tenma Corp.	6,200	62,161
Teraoka Seisakusho Co., Ltd.	200	933
The 77 Bank, Ltd.	33,000	144,076
The Aichi Bank, Ltd.	3,700	203,585
The Akita Bank, Ltd.	89,000	258,475
The Aomori Bank, Ltd.	91,000	294,671
The Awa Bank, Ltd. (b)	100,000	622,389
The Bank of Iwate, Ltd.	6,800	260,382
The Bank of Nagoya, Ltd.	76,000	232,003
The Bank of Okinawa, Ltd.	8,000	343,342
The Bank of Saga, Ltd.	65,000	162,622
The Chiba Kogyo Bank, Ltd. (a)	14,200	78,937
The Chukyo Bank, Ltd. (b)	48,000	109,786
The Daiei, Inc. (a) (b)	37,400	136,090
The Daisan Bank, Ltd.	61,000	142,733
The Daishi Bank, Ltd.	167,000	503,490
The Daito Bank, Ltd.	46,000	27,389
The Ehime Bank, Ltd.	50,000	148,188
The Eighteenth Bank, Ltd.	77,000	210,939
The Fukui Bank, Ltd.	99,000	287,089
The Fukushima Bank, Ltd.	71,000	34,452
The Higashi-Nippon Bank, Ltd.	53,000	107,735
The Higo Bank, Ltd.	80,000	462,523
The Hokkoku Bank, Ltd.	122,000	426,611
The Hokuetsu Bank, Ltd.	76,000	157,322
The Hyakugo Bank, Ltd.	109,000	441,251
The Hyakujushi Bank, Ltd.	113,000	403,999
The Japan Wool Textile Co., Ltd.	26,000	203,723
The Juroku Bank, Ltd.	157,000	488,540
The Kagoshima Bank, Ltd.	77,000	500,881
The Keihin Co., Ltd.	15,000	16,812
The Keiyo Bank, Ltd.	115,000	577,943
The Kita-Nippon Bank, Ltd.	2,800	62,632
The Maruetsu, Inc. (a)	20,000	73,544
The Michinoku Bank, Ltd.	29,000	55,926
The Mie Bank, Ltd.	38,000	92,280
The Minato Bank, Ltd.	78,000	135,968
The Miyazaki Bank, Ltd.	66,000	151,262
The Musashino Bank, Ltd.	14,400	489,202
The Nagano Bank, Ltd.	27,000	62,484
The Nanto Bank, Ltd. (b)	98,000	497,406
The Nippon Road Co., Ltd.	23,000	69,222
The Nippon Synthetic Chemical Industry Co., Ltd. (b)	13,000	92,845
The Nisshin Oillio Group, Ltd. (b)	53,000	254,140
The Ogaki Kyoritsu Bank, Ltd.	143,000	441,902
The Oita Bank, Ltd.	56,000	166,599
The Okinawa Electric Power Co., Inc.	7,800	353,378
The Pack Corp. (b)	4,000	65,872
The Sankei Building Co., Ltd.	10,500	57,954
The Shibusawa Warehouse Co., Ltd.	10,000	32,316
The Shiga Bank, Ltd.	96,000	545,323
The Shikoku Bank, Ltd.	87,000	276,583
The Shimizu Bank, Ltd.	3,100	110,153

Security Description	Shares	Value*

Japan—(Continued)
The Sumitomo Warehouse Co., Ltd.	65,000	$294,888
The Taiko Bank, Ltd. (b)	21,000	68,813
The Tochigi Bank, Ltd.	35,000	133,214
The Toho Bank, Ltd.	89,000	196,997
The Tohoku Bank, Ltd.	41,000	60,648
The Tokyo Tomin Bank, Ltd.	8,300	103,485
The Torigoe Co., Ltd.	6,700	58,308
The Tottori Bank, Ltd.	29,000	54,088
The Towa Bank, Ltd.	101,000	122,084
The Yachiyo Bank, Ltd.	6,000	170,412
The Yamagata Bank, Ltd. (b)	66,000	314,239
The Yamanashi Chuo Bank, Ltd.	65,000	275,287
The Yasuda Warehouse Co., Ltd.	6,600	39,480
Tigers Polymer Corp.	2,200	11,856
Titan Kogyo KK (a)	10,000	60,148
TKC	4,400	100,346
TOA Corp.	72,000	132,784
TOA Oil Co., Ltd.	20,000	27,446
TOA Road Corp.	16,000	35,013
Toabo Corp.	13,000	10,033
Toagosei Co., Ltd. (b)	89,000	447,888
Tobishima Corp. (a)	211,500	71,150
Tobu Store Co., Ltd.	11,000	33,308
TOC Co., Ltd.	24,800	111,127
Tocalo Co., Ltd.	3,900	96,341
Toda Corp.	95,000	343,756
Toda Kogyo Corp. (b)	10,000	101,048
Toei Co., Ltd.	18,000	82,741
Toenec Corp.	14,000	73,461
Toho Co., Ltd.	13,000	49,822
Toho Holdings Co., Ltd.	21,400	213,131
Toho Real Estate Co., Ltd.	5,700	30,359
Toho Titanium Co., Ltd. (b)	12,900	378,121
Toho Zinc Co., Ltd.	56,000	273,994
Tohto Suisan Co., Ltd.	8,000	12,879
Tokai Carbon Co., Ltd. (b)	91,000	508,577
TOKAI Holdings Corp. (a)	14,000	69,168
Tokai Lease Co., Ltd.	9,000	17,795
Tokai Rika Co., Ltd.	1,500	28,995
Tokai Rubber Industries, Inc.	18,100	241,569
Tokai Tokyo Securities Co., Ltd.	96,000	291,255
Token Corp. (b)	3,280	119,050
Toko Electric Corp.	4,000	17,316
Toko, Inc. (b)	21,000	52,591
Tokushu Tokai Holdings Co., Ltd.	45,000	91,884
Tokyo Dome Corp.	78,000	153,400
Tokyo Electron Device, Ltd.	18	35,599
Tokyo Energy & Systems, Inc.	9,000	51,117
Tokyo Individualized Educational Institute, Inc.	5,300	10,251
Tokyo Kaikan Co., Ltd.	3,000	11,159
Tokyo Keiki, Inc.	28,000	40,099
Tokyo Kikai Seisakusho, Ltd.	18,000	15,745
Tokyo Ohka Kogyo Co., Ltd.	17,600	378,825
Tokyo Rakutenchi Co., Ltd.	14,000	48,842
Tokyo Rope Manufacturing Co., Ltd. (b)	57,000	216,216
Tokyo Sangyo Co., Ltd.	7,000	21,653

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tokyo Seimitsu Co.	17,500	$339,436
Tokyo Tatemono Co., Ltd. (b)	50,000	181,989
Tokyo Tatemono Real Estate Sales Co., Ltd.	2,400	7,424
Tokyo Tekko Co., Ltd.	25,000	74,974
Tokyo Theatres Co., Inc.	24,000	30,743
Tokyotokeiba Co., Ltd. (b)	39,000	50,387
Tokyu Community Corp. (b)	1,000	31,486
Tokyu Construction Co., Ltd.	25,310	66,163
Tokyu Livable, Inc.	3,700	33,653
Toli Corp.	16,000	34,855
Tomato Bank, Ltd.	38,000	71,822
Tomen Devices Corp.	1,300	31,417
Tomen Electronics Corp.	2,900	35,619
Tomoe Corp.	9,600	38,207
Tomoe Engineering Co., Ltd.	1,500	33,405
Tomoegawa Co., Ltd.	11,000	26,325
Tomoku Co., Ltd.	37,000	98,799
TOMONY Holdings, Inc. (a)	65,300	251,038
Tomy Co., Ltd.	25,900	219,483
TONAMI HOLDINGS Co., Ltd.	32,000	62,493
Topcon Corp. (b)	18,000	101,886
Toppan Forms Co., Ltd.	22,200	176,497
Topre Corp.	10,000	106,476
Topy Industries, Ltd. (b)	81,000	230,693
Toridoll.corp.	26	35,428
Torii Pharmaceutical Co., Ltd. (b)	4,300	81,082
Torishima Pump Manufacturing Co., Ltd.	9,100	145,955
Tosei Corp.	68	21,275
Toshiba Machine Co., Ltd.	51,000	278,475
Toshiba Plant Systems & Services Corp. (b)	19,000	224,883
Toshiba TEC Corp.	56,000	244,414
Tosho Printing Co., Ltd.	7,000	12,622
Totetsu Kogyo Co., Ltd.	6,000	57,381
Touei Housing Corp.	3,155	38,372
Toukei Computer Co., Ltd.	2,200	28,682
Tow Co., Ltd.	600	3,332
Towa Corp. (b)	8,400	53,993
Towa Pharmaceutical Co., Ltd. (b)	4,300	259,569
Toyo Construction Co., Ltd. (a) (b)	73,000	80,925
Toyo Corp. (b)	11,200	121,968
Toyo Electric Manufacturing Co., Ltd. (b)	12,000	57,577
Toyo Engineering Corp.	58,000	231,167
Toyo Ink Manufacturing Co., Ltd.	84,000	404,865
Toyo Kanetsu K K (b)	24,000	59,184
Toyo Kohan Co., Ltd.	11,000	51,152
Toyo Securities Co., Ltd.	20,000	32,924
Toyo Sugar Refining Co., Ltd.	9,000	10,942
Toyo Tanso Co., Ltd. (b)	5,000	255,039
Toyo Tire & Rubber Co., Ltd.	82,000	207,898
Toyo Wharf & Warehouse Co., Ltd.	21,000	34,465
Toyobo Co., Ltd.	248,000	364,245
Trancom Co., Ltd.	1,100	19,794
Trans Cosmos, Inc.	6,100	67,245
Trinity Industrial Corp.	1,000	4,472
Trusco Nakayama Corp.	8,000	156,595
TS Tech Co., Ltd.	19,400	368,894
TSI Holdings Co., Ltd. (a)	38,405	272,400

Security Description	Shares	Value*

Japan—(Continued)
Tsubakimoto Chain Co	69,000	$425,782
Tsubakimoto Kogyo Co., Ltd.	1,000	2,674
Tsudakoma Corp.	13,000	33,836
Tsugami Corp. (b)	13,000	77,340
Tsukishima Kikai Co., Ltd.	5,000	43,528
Tsukuba Bank, Ltd.	33,500	102,986
Tsuruha Holdings, Inc.	6,200	297,209
Tsurumi Manufacturing Co., Ltd.	10,000	72,731
Tsutsumi Jewelry Co., Ltd.	3,800	91,386
Tsuzuki Denki Co., Ltd.	6,000	59,300
TTK Co., Ltd.	1,000	5,013
TV Asahi Corp.	100	151,673
TV Tokyo Holdings Corp.	2,900	34,971
TYK Corp.	6,000	12,782
U-Shin, Ltd.	4,800	39,928
Ube Material Industries, Ltd.	11,000	43,314
Uchida Yoko Co., Ltd.	16,000	47,817
Ueki Corp.	3,000	6,373
UKC Holdings Corp.	3,500	39,536
ULVAC, Inc. (b)	21,000	517,446
Umenohana Co., Ltd.	9	19,079
Unicafe, Inc.	700	3,192
Uniden Corp.	15,000	61,225
Unihair Co., Ltd. (b)	10,600	107,451
Union Tool Co. (b)	4,200	91,288
Unipres Corp.	13,100	339,715
United Arrows, Ltd. (b)	9,300	197,294
Unitika, Ltd.	135,000	90,405
Universe Co., Ltd.	800	14,874
Uoriki Co., Ltd.	1,500	18,215
UTOC Corp.	5,100	12,944
Valor Co., Ltd.	8,700	122,037
Vital KSK Holdings, Inc. (b)	11,400	94,805
Wacom Co., Ltd.	107	124,622
Wakachiku Construction Co., Ltd. (a) (b)	34,000	44,822
Wakamoto Pharmaceutical Co., Ltd.	9,000	27,442
Warabeya Nichiyo Co., Ltd.	3,200	36,589
Watabe Wedding Corp.	2,600	21,849
WATAMI Co., Ltd. (b)	9,800	206,997
Weathernews, Inc. (b)	1,300	33,095
Wood One Co., Ltd.	16,000	59,414
Xebio Co., Ltd.	10,300	232,741
Y.A.C. Co., Ltd.	3,000	38,467
Yahagi Construction Co., Ltd.	10,300	52,198
Yaizu Suisankagaku Industry Co., Ltd.	3,400	31,169
YAMABIKO Corp.	1,100	13,701
Yamaichi Electronics Co., Ltd. (b)	500	1,714
Yamatane Corp.	17,000	25,677
Yamato Corp.	8,000	34,076
Yamazen Corp. (b)	17,000	120,264
Yaoko Co., Ltd. (b)	2,700	84,853
Yellow Hat, Ltd.	7,900	83,715
Yodogawa Steel Works, Ltd.	65,000	272,992
Yokogawa Bridge Holdings Corp.	9,000	58,280
Yokohama Reito Co., Ltd. (b)	18,900	127,446
Yokowo Co., Ltd.	5,000	29,406
Yomeishu Seizo Co., Ltd.	6,000	55,229

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Yomiuri Land Co., Ltd.	13,000	$43,401
Yondenko Corp.	12,000	53,612
Yonekyu Corp.	5,000	38,052
Yonex Co., Ltd.	5,900	42,415
Yorozu Corp. (b)	3,500	76,961
Yoshinoya Holdings Co., Ltd.	203	250,125
Yuasa Trading Co., Ltd. (b)	58,000	91,198
Yuki Gosei Kogyo Co., Ltd.	6,000	14,355
Yukiguni Maitake Co., Ltd.	7,600	44,286
Yurtec Corp. (b)	13,000	64,007
Yusen Air & Service Co., Ltd.	8,100	134,947
Yushin Precision Equipment Co., Ltd.	3,300	69,697
Yushiro Chemical Industry Co., Ltd.	1,700	24,351
Zenrin Co., Ltd.	5,100	53,326
Zensho Co., Ltd. (b)	31,200	396,034
ZERIA Pharmaceutical Co., Ltd. (b)	8,000	101,447
Zuken, Inc.	7,200	51,082

		141,443,299

Netherlands—2.0%
Aalberts Industries NV	37,952	888,583
Accell Group NV	6,480	186,787
AMG Advanced Metallurgical Group NV (a)	6,636	124,534
Amsterdam Commodities NV	2,118	32,320
Arcadis NV (b)	22,099	541,292
ASM International NV (b)	23,464	927,396
BE Semiconductor Industries NV (a)	14,355	125,095
Beter BED Holding NV	7,382	201,587
BinckBank NV	13,932	191,362
Brunel International NV	3,696	163,293
CSM NV	31,110	1,048,187
Delta Lloyd NV	1,016	24,165
Exact Holding NV	4,879	149,484
Grontmij NV	5,071	101,051
Heijmans NV	7,291	183,998
Hunter Douglas NV	161	7,894
ICT Automatisering NV	1,424	9,426
Imtech NV (b)	36,285	1,285,145
Kardan NV	10,609	48,619
KAS Bank NV	5,561	81,168
Kendrion NV	2,301	59,156
Koninklijke BAM Groep NV	98,246	615,879
Koninklijke Wessanen NV (b)	18,191	74,847
Macintosh Retail Group NV	4,080	98,403
Mediq NV	21,448	414,187
Nederland Apparatenfabriek	697	24,292
Nutreco Holdings NV	15,915	1,171,603
Ordina NV (b)	19,632	94,852
Pharming Group NV (a) (b)	42,017	7,872
PostNL NV	97,988	832,693
Punch Graphix NV	10,815	51,599
SBM Offshore NV (b)	48,808	1,293,057
Sligro Food Group NV (b)	9,470	338,154
SNS Reaal NV (a)	64,393	287,974
Telegraaf Media Groep NV	7,444	137,179
Ten Cate NV	12,841	520,720

Security Description	Shares	Value*

Netherlands—(Continued)
TKH Group NV	12,404	$401,211
TomTom NV (a) (b)	59,637	316,189
Unit 4 Agresso NV (b)	10,639	385,220
USG People NV	29,435	509,822
Wavin NV	14,004	211,627

		14,167,922

New Zealand—0.8%
Abano Healthcare Group, Ltd.	880	3,281
Air New Zealand, Ltd. (b)	152,224	141,537
Auckland International Airport, Ltd.	373,447	689,694
Cavalier Corp., Ltd.	7,259	22,858
Ebos Group, Ltd.	13,074	74,724
Fisher & Paykel Appliances Holdings, Ltd.	203,400	97,907
Fisher & Paykel Healthcare Corp., Ltd.	200,521	458,698
Freightways, Ltd.	67,366	178,903
Hallenstein Glasson Holdings, Ltd.	8,115	24,557
Heartland New Zealand, Ltd. (a) (b)	72,313	41,315
Infratil, Ltd. (b)	399,354	599,153
Mainfreight, Ltd.	34,053	286,526
Methven, Ltd.	14,148	18,058
Michael Hill International, Ltd.	68,524	51,115
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	9,616
New Image Group, Ltd.	10,000	1,905
New Zealand Oil & Gas, Ltd. (a)	164,407	113,186
Nuplex Industries, Ltd. (b)	100,359	241,211
NZX, Ltd.	28,380	56,439
Opus International Consultants, Ltd. (b)	4,000	7,158
PGG Wrightson, Ltd.	58,545	23,397
Pike River Coal, Ltd. (a) (b) (c)	82,575	0
Port of Tauranga, Ltd.	38,167	279,960
Pumpkin Patch, Ltd.	1,682	1,464
Pyne Gould Corp, Ltd. (a) (b)	72,313	23,969
Rakon, Ltd. (a)	61,576	49,526
Restaurant Brands New Zealand, Ltd.	29,341	61,298
Rubicon, Ltd. (a)	7,442	3,141
Ryman Healthcare, Ltd.	140,150	321,568
Sanford, Ltd.	314	1,379
Sky City Entertainment Group, Ltd.	290,907	873,950
Sky Network Television, Ltd. (b)	103,256	475,929
The New Zealand Refining Co., Ltd.	27,432	86,184
The Warehouse Group, Ltd.	53,130	152,825
Tower, Ltd. (a)	94,157	118,605
TrustPower, Ltd.	4,374	26,208
Vector, Ltd.	163,940	345,116
Xero, Ltd.	16,739	30,037

		5,992,397

Norway—1.2%
ABG Sundal Collier Holdings ASA	62,644	68,666
Acta Holding ASA	38,672	19,698
Aker ASA	2,734	73,176
Aktiv Kapital ASA	6,503	40,545
Algeta ASA (a)	8,710	313,378
Atea ASA (a)	30,832	325,535

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
Austevoll Seafood ASA	48,445	$280,165
Bonheur ASA	1,013	26,008
BW Offshore, Ltd. (a)	176,208	402,791
Homes ASA	22,434	87,995
Camillo Eitzen & Co.ASA	4,200	4,520
Cermaq ASA	23,389	375,216
Clavis Pharma ASA (a)	5,966	48,364
Copeinca ASA (a)	12,800	119,056
Deep Sea Supply plc (a)	29,299	62,927
Det Norske Oljeselskap ASA (a)	16,662	97,570
DNO International ASA	428,941	493,201
Dockwise, Ltd. (a) (b)	5,181	143,016
DOF ASA (b)	24,849	222,327
EDB ErgoGroup ASA (a)	13,473	34,592
Eitzen Chemical ASA (a)	123,576	11,340
Ekornes ASA	10,698	242,819
Electromagnetic GeoServices ASA (a)	26,682	57,586
Eltek ASA (a)	110,853	101,073
Farstad Shipping ASA	4,463	141,968
Fornebu Utvikling ASA (a)	23,930	9,120
Ganger Rolf ASA (b)	7,335	180,138
Golar LNG, Ltd.	8,164	284,045
Golden Ocean Group, Ltd.	157,298	160,943
Grieg Seafood ASA (a) (b)	7,998	18,642
Hurtigruten ASA (a)	45,999	42,010
Kongsberg Automotive ASA	93,035	75,123
Leroy Seafood Group ASA	4,680	110,575
Nordic Semiconductor ASA (b)	45,700	174,294
Norse Energy Corp. ASA (a)	126,973	11,806
Norske Skogindustrier ASA (b)	55,522	92,310
Northern Offshore, Ltd. (a)	24,319	45,924
Norwegian Air Shuttle AS (a) (b)	8,200	151,932
Norwegian Energy Co. AS (a) (b)	94,405	121,311
Odfjell SE (Series A)	1,800	14,398
Opera Software ASA	18,000	113,894
Panoro Energy ASA (a)	12,697	14,806
PhotoCure ASA (a)	1,700	13,935
Pronova BioPharma AS (a)	45,283	82,527
ProSafe SE	104,109	786,725
Q-Free ASA (a)	8,500	26,095
Salmar ASA	5,170	50,926
Scana Industrier	51,722	57,444
Seabird Exploration, Ltd. (a)	10,616	3,347
Sevan Marine ASA (a) (b)	169,147	12,260
Siem Offshore, Inc. (a)	69,216	135,097
Solstad Offshore ASA	5,597	122,824
Songa Offshore SE (a)	82,163	408,162
SpareBank 1 SMN	32,946	299,956
Stolt-Nielsen, Ltd. (b)	3,800	86,909
Tomra Systems ASA	67,216	589,664
TTS Group ASA	2,101	4,233
Veidekke ASA	57,200	523,223
Wilh Wilhelmsen Holding ASA	4,905	139,874

		8,758,004

Security Description	Shares	Value*

Portugal—0.6%
Altri SGPS S.A. (b)	50,886	$107,888
Banco BPI S.A. (b)	138,717	204,346
Banco Comercial Portugues S.A. (b)	1,568,798	933,814
Banif S.A.	45,433	41,094
Brisa Auto-Estradas de Portugal S.A.	73,931	452,005
Impresa SGPS (a) (b)	3,990	3,998
Inapa-Invest Particip Gesta	63,187	25,761
Mota Engil SGPS S.A.	25,520	59,283
Novabase SGPS S.A. (a) (b)	7,827	31,284
Portucel Empresa Produtora de Pasta e Papel S.A.	134,184	446,682
REN-Redes Energeticas Nacionais S.A.	92,387	332,630
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	10,493
Semapa-Sociedade de Investimento e Gestao	26,294	285,269
Sonae Industria SGPS S.A. (a) (b)	24,230	47,754
Sonae SGPS S.A.	597,292	625,921
Sonaecom SGPS S.A. (a)	46,831	103,141
Teixeira Duarte S.A.	103,277	64,496
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	85,005	395,035

		4,170,894

Singapore—1.3%
Abterra, Ltd. (a)	37,720	35,140
Allgreen Properties, Ltd. (b)	310,000	404,569
Armstrong Industrial Corp., Ltd.	88,000	24,858
Asiasons Capital, Ltd. (a)	71,000	10,123
ASL Marine Holdings, Ltd.	105,000	52,325
Ausgroup, Ltd.	165,000	52,062
Baker Technology, Ltd.	93,000	27,033
Banyan Tree Holdings, Ltd.	155,000	108,733
Biosensors International Group, Ltd. (a)	381,000	400,429
Bonvests Holdings, Ltd.	18,000	14,665
Boustead Singapore, Ltd.	80,000	65,946
Breadtalk Group, Ltd.	15,000	7,333
Broadway Industrial Group, Ltd.	70,000	23,668
Bukit Sembawang Estates, Ltd.	56,000	201,799
Bund Center Investment, Ltd. (a)	552,000	99,202
Cerebos Pacific, Ltd.	69,000	284,636
CH Offshore, Ltd.	70,000	24,523
China Aviation Oil Singapore Corp., Ltd.	91,000	89,872
China Energy, Ltd.	316,000	28,368
China Merchants Holdings Pacific, Ltd.	1,000	448
Chip Eng Seng Corp., Ltd.	112,000	41,099
Chuan Hup Holdings, Ltd.	125,000	25,490
Creative Technology, Ltd.	22,600	55,415
CSC Holdings, Ltd.	175,000	20,675
CSE Global, Ltd. (a)	204,000	209,644
CWT, Ltd. (b)	78,000	85,500
Delong Holdings, Ltd.	91,000	25,871
Etika International Holdings, Ltd.	29,000	8,742
Eu Yan Sang International, Ltd.	65,000	41,586
Ezion Holdings, Ltd. (b)	127,000	72,136
Ezra Holdings, Ltd. (b)	256,799	313,143
Falcon Energy Group, Ltd.	116,000	29,434

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
First Resources, Ltd. (b)	155,000	$175,535
FJ Benjamin Holdings, Ltd.	83,000	24,789
Food Empire Holdings, Ltd.	43,000	12,980
Fragrance Group, Ltd.	676,000	203,889
Freight Links Express Holdings, Ltd.	144,000	7,714
Gallant Venture, Ltd. (a)	241,000	81,003
GK Goh Holdings, Ltd.	12,000	6,605
Goodpack, Ltd.	141,000	210,500
GP Batteries International, Ltd.	21,000	20,701
GP Industries, Ltd.	49,000	20,377
GuocoLeisure, Ltd.	187,000	105,393
Guthrie GTS, Ltd.	64,000	24,052
Healthway Medical Corp., Ltd.	438,750	34,002
HG Metal Manufacturing, Ltd.	38,000	3,116
Hi-P International, Ltd. (b)	125,000	102,064
Hiap Seng Engineering, Ltd.	39,500	13,341
Ho Bee Investment, Ltd. (b)	143,000	168,100
Hong Fok Corp., Ltd.	122,000	53,740
Hong Leong Asia, Ltd.	50,000	92,606
Hotel Grand Central, Ltd.	1,000	632
Hotel Properties, Ltd.	98,000	184,371
HTL International Holdings, Ltd.	69,000	25,896
HupSteel, Ltd.	111,000	20,003
Hwa Hong Corp., Ltd.	88,000	35,131
Hyflux, Ltd. (b)	248,500	403,460
Informatics Education, Ltd.	123,000	10,638
InnoTek, Ltd.	88,000	31,188
Jaya Holdings, Ltd.	154,000	73,400
JES International Holdings, Ltd. (a)	233,000	48,689
Jiutian Chemical Group, Ltd.	213,000	6,097
K1 Ventures, Ltd. (a)	483,000	55,228
Keppel Telecommunications & Transportation, Ltd.	67,000	72,757
KS Energy Services, Ltd.	72,000	62,947
LC Development, Ltd.	75,200	9,191
Li Heng Chemical Fibre Technologies, Ltd.	309,000	39,098
Lion Asiapac, Ltd.	92,000	15,913
Manhattan Resources, Ltd.	83,000	87,706
Memstar Technology, Ltd.	142,000	5,292
Mercator Lines Singapore, Ltd.	70,000	11,711
Metro Holdings, Ltd.	183,600	117,563
MFS Technology, Ltd.	35,000	2,851
Midas Holdings, Ltd.	370,000	196,317
MobileOne, Ltd.	170,000	350,522
Next -Generation Satellite Co.	421,000	8,540
NSL, Ltd.	15,000	16,253
Oceanus Group, Ltd. (b)	273,000	51,225
OKP Holdings, Ltd.	17,000	8,532
Orchard Parade Holdings, Ltd.	63,255	75,419
OSIM International, Ltd. (a) (b)	109,000	132,892
Otto Marine, Ltd.	181,000	31,787
Pan Pacific Hotels Group, Ltd.	84,000	133,451
Pan-United Corp., Ltd.	68,000	27,596
Petra Foods, Ltd.	90,000	145,228
PSC Corp., Ltd.	19,000	3,715
QAF, Ltd.	87,000	45,099
Raffles Education Corp., Ltd. (b)	257,479	103,076

Security Description	Shares	Value*

Singapore—(Continued)
Raffles Medical Group, Ltd.	100,000	$190,643
Riverstone Holdings, Ltd.	20,000	6,682
Rotary Engineering, Ltd. (b)	71,000	48,058
Roxy-Pacific Holdings, Ltd.	106,000	39,759
Sapphire Corp., Ltd.	26,000	5,402
SBS Transit, Ltd.	11,500	17,652
SC Global Developments, Ltd.	115,000	136,853
Sim Lian Group, Ltd.	37,500	14,681
Sinarmas Land, Ltd.	814,000	209,700
Singapore Post, Ltd.	82,544	78,017
Singapore Reinsurance Corp., Ltd.	1,000	251
Sinostar PEC Holdings, Ltd. (a)	43,000	5,781
Sinotel Technologies, Ltd. (a)	128,000	25,626
Spice i2i, Ltd.	1,662,000	67,709
Stamford Land Corp., Ltd.	188,000	95,101
Sunningdale Tech, Ltd.	157,000	19,828
SunVic Chemical Holdings, Ltd. (b)	58,000	34,574
Super Coffeemix Manufacturing, Ltd. (b)	66,000	77,011
Swiber Holdings, Ltd. (a) (b)	100,000	59,306
Swissco Holdings, Ltd. (a)	46,000	10,802
Tat Hong Holdings, Ltd.	107,000	69,325
Technics Oil & Gas, Ltd. (b)	39,000	31,838
Thakral Corp., Ltd.	197,000	4,300
Tiger Airways Holdings, Ltd. (a)	3,000	2,916
Tiong Woon Corp. Holding, Ltd.	37,000	9,839
Transcu Group, Ltd. (c)	388,000	15,805
Tuan Sing Holdings, Ltd.	219,657	62,821
UMS Holdings, Ltd. (b)	91,000	43,511
United Engineers, Ltd.	96,000	171,103
United Envirotech, Ltd.	94,000	24,618
United Fiber System, Ltd.	426,950	15,653
United Overseas Insurance, Ltd.	4,000	11,080
UOB-Kay Hian Holdings, Ltd.	118,000	155,854
WBL Corp, Ltd.	2,000	5,707
Wee Hur Holdings, Ltd.	72,000	17,015
Wheelock Properties S, Ltd.	104,000	152,609
Wing Tai Holdings, Ltd.	209,000	250,689
Yongnam Holdings, Ltd. (b)	388,000	84,054

		9,166,561

Spain—2.3%
Abengoa S.A. (b)	18,306	555,833
Almirall S.A. (a) (b)	33,385	359,334
Amper S.A. (b)	8,248	42,051
Antena 3 de Television S.A. (b)	35,378	292,483
Azkoyen S.A. (a) (b)	1,608	5,103
Banco de Sabadell S.A. (b)	8,826	36,534
Banco de Valencia S.A. (b)	47,668	117,684
Banco Pastor S.A. (b)	58,591	255,209
Bankinter S.A. (b)	136,629	928,764
Baron de Ley (a)	1,446	95,830
Bolsas y Mercados Espanoles (b)	31,742	945,703
Caja de Ahorros del Mediterraneo (b)	14,621	98,661
Campofrio Alimentacion S.A. (b)	11,649	120,928
Cementos Portland Valderrivas S.A. (b)	6,923	129,306
Cie Automotive S.A. (a) (b)	5,830	51,776

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—(Continued)
Codere S.A. (a)	4,587	$62,683
Construcciones y Auxiliar de Ferrocarriles S.A.	858	505,902
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,065	31,871
Duro Felguera S.A.	44,406	370,792
Ebro Puleva S.A. (b)	38,664	894,671
Elecnor S.A.	2,146	33,972
Ercros S.A. (a)	44,217	61,973
Faes Farma S.A. (Continuous Shares)	57,493	174,101
Fersa Energias Renovables S.A. (b)	1,518	2,602
Fluidra S.A.	6,360	25,864
Fomento de Construcciones y Contratas S.A. (b)	14,562	444,684
Gamesa Corp. Tecnologica S.A. (b)	33,911	275,133
General de Alquiler de Maquinaria S.A. (Received from rights redemption) (a) (b)	3,636	8,421
Grifols S.A. (b)	73,568	1,478,436
Grupo Catalana Occidente S.A.	26,168	644,224
Grupo Empresarial Ence S.A. (Received from rights redemption)	56,797	224,645
Grupo Ezentis S.A. (a)	61,530	21,963
Iberpapel Gestion S.A.	77	1,789
Indra Sistemas S.A. (b)	42,586	882,088
Inmobiliaria Colonial S.A. (a) (b)	1,026,376	84,908
Jazztel plc (a) (b)	81,151	521,196
La Seda de Barcelona S.A.	1,701,904	215,046
Laboratorios Farmaceuticos Rovi S.A.	2,329	18,536
Melia Hotels International S.A. (b)	33,769	408,772
Miquel y Costas & Miquel S.A.	3,963	123,717
Natra S.A.	7,533	15,367
Natraceutical S.A. (a)	55,038	23,579
NH Hoteles S.A. (b)	53,239	401,170
Obrascon Huarte Lain S.A.	20,932	801,101
Papeles y Cartones de Europa S.A.	15,147	83,235
Pescanova S.A.	4,300	185,423
Prim S.A. (b)	3,013	23,466
Promotora de Informaciones S.A. (b)	100,339	234,708
Prosegur Cia de Seguridad S.A.	8,913	474,551
Quabit Inmobiliaria S.A.	89,523	23,773
Realia Business S.A.	74,911	186,047
Renta Corp. Real Estate S.A.	1,182	2,206
Reyal Urbis S.A. (a)	5,483	7,320
Sacyr Vallehermoso S.A. (a)	502	4,754
Sacyr Vallehermoso S.A. (Received from rights redemption) (a)	16,577	156,985
Service Point Solutions S.A.	38,109	21,642
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a) (b)	34,412	79,028
Solaria Energia y Medio Ambiente S.A. (a)	9,888	28,959
SOS Cuetara S.A. (b)	83,033	64,074
Tecnicas Reunidas S.A.	12,044	620,720
Telecomunicaciones y Energia (a)	13,592	34,961
Tubacex S.A. (b)	31,987	131,245
Tubos Reunidos S.A. (b)	52,975	166,958
Unipapel S.A.	759	13,558
Vidrala S.A.	9,135	262,330
Viscofan S.A.	15,913	634,948

Security Description	Shares	Value*

Spain—(Continued)
Vocento S.A.	5,362	$25,832
Vueling Airlines S.A.	3,389	44,442
Zeltia S.A. (b)	53,143	175,893

		16,481,463

Sweden—2.8%
AarhusKarlshamn AB	12,245	356,530
Acando AB	32,257	82,911
Active Biotech AB (a)	18,241	241,451
AddNode AB	1,849	10,386
AddTech AB	5,772	164,383
AF AB (b)	19,056	373,410
Atrium Ljungberg AB	424	5,382
Avanza Bank Holding AB	5,974	183,338
Axfood AB	11,044	389,537
Axis Communications AB	20,453	417,052
B&B Tools AB	9,673	150,354
BE Group AB	10,981	67,955
Beijer AB G&L	2,929	118,037
Beijer Alma AB	9,053	187,468
Beijer Electronics AB	2,919	35,548
Betsson AB (a)	8,389	200,977
Bilia AB	5,811	105,097
Billerud AB	52,200	548,727
BioGaia AB (a)	5,910	144,418
Biolnvent International AB (a)	11,992	41,630
Biotage AB (a)	9,068	9,712
Bjoern Borg AB	2,916	23,817
Bure Equity AB (b)	31,168	157,261
Castellum AB	32,006	481,320
Cision AB	1,525	11,493
Clas Ohlson AB (b)	11,109	157,255
Concentric AB (a)	9,679	67,266
Concordia Maritime AB	4,217	10,701
Connecta AB	901	11,431
CyberCom Group Europe AB (a)	726	1,843
Diamyd Medical AB (a) (b)	4,923	8,902
Duni AB	14,173	137,182
East Capital Explorer AB (a)	7,088	82,602
Elekta AB	30,405	1,445,165
Enea AB (a)	3,097	20,448
Eniro AB (b)	24,878	88,186
Etrion Corp. (a)	21,649	17,181
Fabege AB	36,494	367,998
Fagerhult AB	1,178	32,979
Fastighets AB Balder	7,756	39,013
Gunnebo AB	15,128	97,206
Hakon Invest AB	23,102	327,803
Haldex AB	9,679	51,854
Haldex AB (Redemption Shares) (a)	9,679	46,073
Hexpol AB (b)	7,983	228,602
HIQ International AB	17,897	104,984
HMS Networks AB	709	12,149
Hoganas AB (b)	11,519	462,440
Holmen AB (Series B)	21,237	664,498
Hufvudstaden AB	9,039	108,696
Industrial & Financial Systems	11,624	218,968

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Indutrade AB	5,365	$172,389

Intrum Justitia AB	32,031	472,554
JM AB	35,928	850,207
KappAhl Holding AB (b)	21,043	102,502
Karo Bio AB (a)	21,346	4,573
Klovern AB	18,172	91,086
KNOW IT AB	3,311	41,724
Kungsleden AB	18,865	180,353
Lagercrantz AB	2,422	24,212
Lindab International AB (b)	22,825	250,436
Loomis AB (b)	24,208	338,820
Lundin Petroleum AB (a)	61,778	843,052
Meda AB	69,366	757,247
Medivir AB (a)	5,870	122,687
Mekonomen AB	6,772	235,325
Micronic Laser Systems AB (a)	28,856	69,605
NCC AB	810	17,975
NCC AB (Series B)	35,132	802,158
Net Entertainment NE AB	6,150	59,010
Net Insight AB (a)	90,019	44,702
New Wave Group AB	10,445	75,245
Nibe Industrier AB (b)	33,200	576,771
Niscayah Group AB	95,778	279,567
Nobia AB (b)	60,813	400,379
Nolato AB	4,716	48,452
Nordic Mines AB (a)	2,720	27,166
Nordnet AB	17,111	57,264
ORC Software AB (b)	5,501	73,546
Orexo AB (a)	4,400	25,411
Oriflame Cosmetics S.A. (b)	212	10,466
PA Resources AB (a) (b)	119,684	75,908
Peab AB	69,554	498,609
Pricer AB	6,072	11,265
Proact IT Group AB	329	6,891
Proffice AB (a)	32,500	167,087
RaySearch Laboratories AB	612	2,330
Rederi AB Transatlantic	6,507	21,654
Rezidor Hotel Group AB	35,478	225,179
rnb Retail and Brands AB	29,440	14,995
Saab AB	18,656	428,342
Sagax AB	770	24,433
SAS AB (a) (b)	62,080	167,300
Seco Tools	5,101	83,050
Sectra AB	2,268	15,797
SkiStar AB	7,864	127,266
Studsvik AB	3,095	23,766
Sweco AB	15,485	152,949

Swedish Orphan Biovitrum AB (a) (b)	48,077	190,707
Systemair AB	3,568	53,500
TradeDoubler AB	9,243	59,359
Trelleborg AB	79,435	885,090
Vitrolife AB	5,414	33,758
Wallenstam AB	12,678	135,240
Wihlborgs Fastigheter AB	9,670	140,396

		19,919,374

Security Description	Shares	Value*

Switzerland—5.5%
Acino Holding AG	1,047	$103,414
Advanced Digital Broadcast Holdings S.A. (a)	557	13,637
Affichage Holding Genf	238	44,291
AFG Arbonia-Forster Holding	6,216	227,194
Allreal Holding AG	4,890	804,981
Aryzta AG	32,881	1,760,671
Ascom Holding AG	8,526	126,162
Austriamicrosystems AG (a)	3,570	176,526
Autoneum Holding AG (a)	1,012	106,029
Bachem Holding AG	1,553	88,419
Bank Coop AG	1,431	115,146
Bank Sarasin & Cie AG	15,300	605,470
Banque Cantonale de Geneve	98	26,255
Banque Cantonale Vaudoise	2,140	1,283,855
Banque Privee Edmond de Rothschild S.A.	3	84,685
Barry Callebaut AG	473	467,998
Basilea Pharmaceutica, Ltd. (a)	3,505	255,610
Belimo Holding AG	186	400,656
Bell Holding AG	30	73,103
Bellevue Group AG	2,584	58,356
Berner Kantonalbank AG	1,654	485,433
BKW FMB Energie AG	5,624	346,151
Bobst Group AG	4,818	180,378
Bossard Holding AG	820	152,890
Bucher Industries AG	2,634	583,045
Burckhardt Compression Holding AG	837	255,225
Centralschweizerische Kraftwerke AG	183	71,561
Cham Paper Holding AG	71	16,812
Charles Voegele Holding AG	4,263	227,004
Cicor Technologies (a)	298	15,586
Clariant AG	60,405	1,153,818
Coltene Holding AG	958	52,698
Compagnie Financiere Tradition S.A.	826	105,990
Conzzeta AG	29	82,370
Cytos Biotechnology AG (a)	2,344	16,908
Daetwyler Holding AG	2,718	236,045
Dufry AG	7,432	935,229
Edipresse S.A.	41	21,788
EFG International AG (b)	23,287	257,865
Elektrizitaets-Gesellschaft Laufenburg AG	98	98,556
Emmi AG	892	226,723
EMS-Chemie Holding AG	2,073	421,325
Energiedienst Holding AG	2,585	168,937
Flughafen Zuerich AG	1,613	735,357
Forbo Holding AG	1,023	775,769
Galenica AG	2,405	1,536,903
GAM Holding, Ltd.	92,600	1,518,356
Gategroup Holding AG (a)	7,070	311,770
Georg Fischer AG (a)	2,283	1,254,381
Gottex Fund Management Holdings, Ltd.	1,827	11,134
Gurit Holding AG	212	137,033
Helvetia Holding AG	2,306	986,736
Huber & Suhner AG	1,294	85,452
Implenia AG (a)	2,444	79,883
Inficon Holding AG	451	94,134
Interroll Holding AG	152	67,820
Kaba Holding AG	715	310,275

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Kardex AG	1,706	$42,691
Komax Holding AG	1,383	161,508
Kudelski S.A.	18,698	288,922
Kuoni Reisen Holding AG	717	277,149
LEM Holding S.A.	196	135,020
Liechtensteinische Landesbank AG	1,157	103,689
LifeWatch AG (a)	4,907	27,022
Logitech International S.A. (a) (b)	72,581	812,675
Lonza Group AG	21,062	1,647,231
Luzerner Kantonalbank AG	1,071	415,130
Metall Zug AG	52	239,234
Meyer Burger Technology AG (a) (b)	14,182	625,996
Micronas Semiconductor Holding AG	14,106	121,331
Mikron Holding AG (a)	474	4,420
Mobilezone Holding AG	5,211	58,308
Mobimo Holding AG (a)	1,844	477,137
Nobel Biocare Holding AG	57,298	1,166,891
OC Oerlikon Corp. AG (a)	101,100	815,001
Orascom Development Holding AG (a)	1,210	39,816
Orell Fuessli Holding AG	405	61,800
Panalpina Welttransport Holding AG	5,392	739,710
Partners Group Holding AG	4,548	804,367

Petroplus Holdings AG	23,097	329,445
Phoenix Mecano AG	228	175,240
Precious Woods Holding AG (a)	752	12,952
PubliGroupe AG	589	107,114
Rieter Holding AG	1,012	263,874
Romande Energie Holding S.A.	110	201,956
Schaffner Holding AG	238	95,893
Schmolz & Bickenback AG	8,449	104,445
Schulthess Group	4,176	267,898
Schweiter Technologies AG	198	137,139
Schweizerische National-Versicherungs-Gesellschaft	3,993	158,438
Siegfried Holding AG	787	96,132
Sika AG	3	7,223
St. Galler Kantonalbank	992	545,024
Straumann Holding AG	2,708	653,136
Sulzer AG	404	65,691
Swiss Life Holding AG (a)	5,897	966,142
Swisslog Holding AG (a)	139,223	148,935
Swissquote Group Holding S.A.	5,895	315,385
Tamedia AG	488	71,893
Tecan Group AG	3,042	254,886
Temenos Group AG (a)	30,376	938,131
Tornos S.A.	2,209	33,733
U-Blox AG (a)	1,027	48,657
Valiant Holding (b)	5,931	888,249
Valora Holding AG	1,212	371,591
Vaudoise Assurances Holding S.A.	183	60,904
Verwaltungs- und Privat-Bank AG	2,343	307,625
Vetropack Holding AG	40	85,104
Von Roll Holding AG (b)	19,361	81,627
Vontobel Holding AG	11,531	390,483
VZ Holding AG	311	52,442
Walliser Kantonalbank	96	86,138
Walter Meier AG	175	45,642

Security Description	Shares	Value*

Switzerland—(Continued)
Ypsomed Holding AG (a)	948	$53,520
Zehnder Group AG	102	315,207
Zuger Kantonalbank AG	3	20,396

		38,663,136

United Kingdom—18.7%
A.G. BARR plc	4,257	90,031
Aberdeen Asset Management plc	274,233	982,470
Acal plc	9,528	49,540
Aegis Group plc	335,390	861,831
Afren plc (a)	402,981	1,022,488
Aga Rangemaster Group plc	10,039	17,468
Air Partner plc	992	7,494
Alterian plc (a)	16,484	26,742
Amlin plc	74,016	482,991
Anglo Pacific Group plc	29,836	152,982
Anglo-Eastern Plantations plc	3,660	43,229
Anite plc	88,686	106,879
Arena Leisure plc	56,506	34,930
Ashmore Group plc (b)	69,220	442,925
Ashtead Group plc (b)	227,409	621,122
Atkins WS plc	76,087	914,522
Aveva Group plc	36,046	992,186
Avis Europe plc (a)	2,784	13,886
Axis-Shield plc (a)	9,780	50,128
Babcock International Group plc	160,184	1,832,407
Balfour Beatty plc	257,516	1,276,576
Barratt Developments plc (a)	307,193	563,940
BBA Avation plc	173,190	605,555
Beazley plc	386,682	776,686
Bellway plc	50,733	582,884
Berendsen plc	62,205	544,584
Berkeley Group Holdings plc	70,062	1,450,097
Bioquell plc (a)	5,000	9,641
Bloomsbury Publishing plc	30,485	63,522
Bodycote plc	80,170	479,095
Booker Group plc	123,623	134,343
Bovis Homes Group plc	70,924	503,764
Braemar Shipping Services plc	2,759	20,281
Brammer plc	21,882	116,539
Brewin Dolphin Holdings plc	32,352	77,199
British Polythene Industries	5,253	24,869
Britvic plc	111,783	708,790
BTG plc (a)	99,742	448,762
Bunzl plc	56,642	709,928
Bwin.Party Digital Entertainment plc (a)	217,566	525,402
Cable & Wireless Communications plc (b)	976,637	636,098
Cable & Wireless Worldwide plc	264,550	195,834
Camellia plc	24	3,916
Capital & Counties Properties plc	60,180	190,390
Capital & Regional plc (a)	37,528	23,681
Carclo plc	5,305	26,426
Carillion plc	238,276	1,438,986
Carpetright plc (b)	22,006	230,200
Catlin Group, Ltd.	266,277	1,718,657
Centamin Egypt, Ltd. (a)	155,705	315,681

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Centaur Media plc	92,526	$69,149
Charles Stanley Group plc	548	2,856
Charles Taylor Consulting plc	428	1,042
Charter International plc	66,723	849,191
Chaucer Holdings plc (b)	120,111	102,543
Chemring Group plc	98,395	1,011,113
Chesnara plc	25,326	98,409
Chime Communications plc	5,795	25,784
Cineworld Group plc	25,471	83,271
Clarkson plc	1,300	26,006
Close Brothers Group plc	98,159	1,217,669
Cobham plc	135,614	460,753
Collins Stewart plc	55,055	62,186
Colt Telecom Group S.A. (a)	208,005	477,951
Computacenter plc (b)	42,354	326,699
Consort Medical plc	18,608	154,791
Cookson Group plc	120,010	1,296,899
Corin Group plc	16,154	13,628
Costain Group plc (b)	6,361	22,259
Cranswick plc	9,498	111,181
Croda International	78,047	2,366,471
CSR plc (a)	92,553	460,484
Daily Mail & General Trust (b)	156,527	1,168,060
Dairy Crest Group plc	49,843	296,334
De La Rue plc	29,989	368,365
Debenhams plc	624,970	692,927
Dechra Pharmaceuticals plc	17,874	140,886
Development Securities plc	31,580	114,740
Devro plc	59,540	258,124
Dialight plc	1,615	19,113
Dignity plc	29,698	377,557
Diploma plc	44,339	267,322
Dixons Retail plc (a) (b)	1,538,613	415,891
Domino Printing Sciences	70,471	772,269
Domino’s Pizza UK & IRL plc	16,112	104,517
Drax Group plc	151,770	1,227,451
DS Smith plc	144,014	580,566
DTZ Holdings plc (a)	6,724	4,882
Dunelm Group plc	11,505	71,873
E2V Technologies plc	33,483	72,599
easyJet plc (a)	101,939	587,810
Electrocomponents plc	163,276	715,208
Elementis plc	148,736	412,261
EnQuest plc (a)	102,103	201,802
EnQuest plc (SEK) (a)	86,759	171,997
Enterprise Inns plc	222,399	229,153
Euromoney Institutional Investor plc	15,397	161,557
Evolution Group plc	143,415	143,603
Exillon Energy plc (a) (b)	8,627	60,294
F&C Asset Management plc	160,594	193,441
Fenner plc	63,354	408,744
Ferrexpo plc	57,808	436,203
Fiberweb plc	44,187	42,060
Fidessa Group plc	14,827	461,546
Filtrona plc	129,023	762,021
Findel plc (a)	140,049	17,262
FirstGroup plc	188,687	1,033,818

Security Description	Shares	Value*

United Kingdom—(Continued)
Fortune Oil plc (a)	263,546	$51,928
French Connection Group plc	17,221	22,522
Fuller, Smith & Turner plc	368	4,051
Galliford Try plc	25,648	212,929
Game Group plc (b)	141,990	82,708
Gem Diamonds, Ltd.	41,706	153,669
Genus plc	36,981	612,049
GKN plc	136,511	508,483
GlobeOp Financial Services S.A.	1,090	6,857
Go-Ahead Group plc	15,320	389,295
Greene King plc	96,622	756,728
Greggs plc	51,680	440,542
Halfords Group plc	73,888	440,720
Halma plc	198,998	1,324,786
Hampson Industries plc	37,821	15,490
Hansard Global plc	6,197	16,520
Hansen Transmissions International NV (a)	114,106	65,962
Hardy Oil & Gas plc	13,955	46,362
Hardy Underwriting Bermuda, Ltd.	10,474	46,970
Hargreaves Lansdown plc	121,563	1,186,664
Hays plc	644,027	1,065,921
Headlam Group plc	56,842	266,703
Helical Bar plc	37,822	154,455
Helphire plc (b)	40,476	2,440
Henderson Group plc	436,102	1,068,782
Heritage Oil plc (a) (b)	74,090	261,208
Hikma Pharmaceuticals plc	82,141	1,003,115
Hill & Smith Holdings plc	18,850	105,315
Hiscox, Ltd.	228,631	1,538,957
HMV Group plc (b)	209,159	32,597
Hochschild Mining plc (b)	57,599	425,911
Hogg Robinson Group plc	59,231	64,501
Holidaybreak plc (b)	29,054	135,384
Home Retail Group plc	305,023	801,687
Homeserve plc	170,640	1,379,026
Hornby plc	1,884	4,118
Howden Joinery Group plc (a)	345,962	594,271
Hunting plc	45,090	554,273
Huntsworth plc	10,759	12,620
Hyder Consulting plc	15,837	112,920
IG Group Holdings plc	146,431	1,026,826
Imagination Technologies Group plc (a)	23,377	141,681
IMI plc	16,780	283,930
Inchcape plc (a)	175,231	1,176,717
Informa plc	243,735	1,692,341
Innovation Group plc (a)	136,763	49,419
Intermediate Capital Group plc (b)	56,516	292,927
International Ferro Metals, Ltd.	82,765	21,605
International Personal Finance plc	167,310	989,084
Interserve plc (b)	78,421	406,387
Invensys plc	12,752	65,965
IP Group plc (a)	67,003	53,293
ITE Group plc	70,279	246,525
James Fisher & Sons plc	10,722	95,029
Jardine Lloyd Thompson Group plc	95,216	1,041,932
JD Sports Fashion plc	6,324	94,505
JD Wetherspoon plc	16,569	114,830

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
JJB Sports plc (a)	14,374	$4,388
JKX Oil & Gas plc	42,658	181,555
John Menzies plc	6,010	47,979
John Wood Group plc	157,142	1,635,803
Johnston Press plc (b)	182,050	15,499
Kcom Group plc	394,746	493,253
Keller Group plc	22,966	172,170
Kesa Electricals plc (b)	96,805	214,122
Kier Group plc	7,564	165,257
Kofax plc	13,418	95,472
Ladbrokes plc (b)	533,684	1,306,911
Laird plc	111,960	364,305
Lamprell plc (b)	47,896	290,469
Lancashire Holdings, Ltd.	51,046	535,213
Latchways plc	918	19,175
Lavendon Group plc	33,099	55,722
Logica plc	784,009	1,686,935
London Stock Exchange Group plc	62,061	1,057,447
Lookers plc	46,520	40,527
Low & Bonar plc	13,269	13,995
Marshalls plc	44,623	76,720
Marston’s plc	219,893	359,701
Mcbride plc	112,043	248,829
Mears Group plc	36,694	165,755
Mecom Group plc (a)	22,948	79,557
Meggitt plc	422,113	2,587,644
Melrose plc	170,285	990,520
Melrose Resources plc	23,085	83,061
Michael Page International plc (b)	131,245	1,128,291
Micro Focus International plc	69,300	373,237
Millennium & Copthorne Hotels plc	87,881	718,064
Misys plc	218,278	1,473,130
Mitchells & Butlers plc	110,356	558,582
Mitie Group (b)	176,827	675,586
Mondi plc	163,219	1,627,364
Moneysupermarket.com Group plc (b)	88,541	144,715
Morgan Crucible Co.	171,398	848,020
Morgan Sindall plc	10,837	110,166
Mothercare plc	53,760	343,814
Mouchel Group plc	32,678	31,527
N. Brown Group plc	57,313	241,997
Namakwa Diamonds, Ltd. (a)	9,591	6,203
National Express Group plc	318,383	1,295,363
NCC Group plc	6,751	66,717
Northgate plc	39,681	209,077
Northumbrian Water Group plc	237,731	1,586,625
Novae Group plc	15,368	87,710
Optos plc (a)	15,883	41,586
Oxford Biomedica plc (a)	30,434	3,082
Oxford Instruments plc	10,252	151,365
Pace plc	104,984	179,661
PayPoint plc	16,746	137,154
Pendragon plc (a)	219,844	83,014
Pennon Group plc	145,591	1,632,939
Persimmon plc	199,016	1,542,417
Petropavlovsk plc	59,703	700,354
Pheonix Group Holdings plc	573	5,611

Security Description	Shares	Value*

United Kingdom—(Continued)
Phoenix IT Group, Ltd.	18,534	$69,834
Photo-Me International plc	13,007	13,736
Premier Farnell plc	194,041	776,384
Premier Foods plc	876,465	267,910
Premier Oil plc (a)	197,160	1,414,893
Provident Financial plc (b)	72,330	1,119,246
Psion plc	46,835	66,036
Punch Taverns plc	291,265	335,921
PV Crystalox Solar plc (a)	147,211	60,932
PZ Cussons plc	133,219	762,072
QinetiQ plc	241,681	468,741
Quintain Estates & Development plc (a)	125,595	121,084
Rank Group plc	246,122	590,938
Rathbone Brothers (b)	24,973	453,844
REA Holdings plc	1,120	12,878
Redrow plc	99,696	199,106
Regus plc	254,437	452,600
Renishaw plc	21,312	600,293
Renold plc (a)	19,255	11,285
Renovo Group plc	13,825	3,217
Rentokil Initial plc	136,172	207,980
Restaurant Group plc	107,334	507,188
Rightmove plc	51,550	986,844
RM plc	49,467	115,854
Robert Walters plc	12,793	61,072
Robert Wiseman Dairies plc	9,881	49,681
Rotork plc	46,393	1,256,883
RPC Group plc	43,304	252,684
RPS Group plc (b)	77,703	306,153
Safestore Holdings plc	16,667	36,960
Salamander Energy plc (a)	64,450	290,929
Savills plc	45,640	286,737
SDL plc (a)	30,162	338,293
Senior plc	132,875	388,170
Severfield-Rowen plc	26,338	91,943
Shanks Group plc	170,103	349,542
SIG plc	248,887	545,922
Smiths News plc	30,398	42,933
Soco International plc (a)	60,189	344,506
Spectris plc	75,025	1,919,251
Speedy Hire plc	97,370	46,941
Spirax-Sarco Engineering plc	42,679	1,372,284
Spirent Communications plc	258,676	619,395
Sportech plc (a)	6,604	3,993
Sports Direct International plc	48,604	184,480
ST Modwen Properties plc	61,359	182,321
St. James’s Place plc	87,109	475,485
Stagecoach Group plc	250,166	1,026,271
Sthree plc	36,383	232,095
Synergy Health plc	21,163	311,129
T. Clarke plc	1,419	1,916
TalkTalk Telecom Group plc (a)	169,209	388,813
Talvivaara Mining Co. plc (a) (b)	13,241	98,934
Tate & Lyle plc	139,044	1,376,304
Taylor Wimpey plc (a)	1,338,545	812,896
Ted Baker plc	2,338	29,936
Telecity Group plc (a)	32,462	289,113

*See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Telecom Plus plc	6,811	$72,792
The Vitec Group plc	8,292	81,308
Thomas Cook Group plc (b)	367,921	786,309
Thorntons plc	42,472	39,640
Topps Tiles plc	106,295	97,627
Travis Perkins plc	99,686	1,585,044
Tribal Group plc	14,405	11,686
Trinity Mirror plc	121,414	80,965
TT electronics plc	52,537	169,525
TUI Travel plc (b)	40,524	146,236
Tullett Prebon plc	112,046	637,653
UK Coal plc (a)	60,465	34,976
UK Mail Group plc	1,868	8,520
Ultra Electronics Holdings plc	12,832	353,830
Umeco plc	11,175	67,335
Unite Group plc (a)	31,594	110,469
United Business Media, Ltd.	130,376	1,165,856
UTV Media plc	54,341	108,364
Vectura Group plc (a)	127,904	163,905
Victrex plc	43,917	1,058,504
Vislink plc	37,188	10,604
Volex Group plc (a)	3,577	20,404
WH Smith plc	85,603	674,461
William Hill plc	427,789	1,571,587
Wincanton plc	67,693	127,745
Wolfson Microelectronics plc (a)	84,440	231,796
WSP Group plc	20,199	84,733
Xaar plc	14,631	64,385
Xchanging plc	127,657	215,243
XP Power, Ltd.	1,174	29,696
Yell Group plc (a) (b)	793,906	73,419
Yule Catto & Co. plc	47,836	174,676

		131,827,032

Total Common Stock (Identified Cost $529,869,509)		702,283,534

Rights—0.0%

Australia—0.0%
Hastie Group, Ltd. (a)	163,575	0
Indophil Resources NL (a)	16,436	441
Mineral Deposits, Ltd. (a)	1,320	8,044

		8,485

France—0.0%
Axway Software S.A. (a) (b)	2,040	4,640

Germany—0.0%
Conergy AG (a)	33,136	1,134

Italy—0.0%
Fondiaria-Sai S.p.A. (a) (b)	14,897	37,430
Milano Assicurazioni S.p.A. (a) (b)	110,486	32,093

		69,523

Security Description	Shares/Par Amount	Value*

Spain—0.0%
Banco Pastor S.A. (a)	34	$3
Faes Farma S.A. (a)	57,493	8,350

		8,353

Total Rights (Identified Cost $222,508)		92,135

Warrants—0.0%

Australia—0.0%
Industrial Minerals Corp., Ltd. (a)	3,077	165

Hong Kong—0.0%
Allied Properties HK, Ltd. (a)	354,804	9,302

Singapore—0.0%
AFP Properties, Ltd. (a)	279,000	36,368
Transcu Group, Ltd. (a) (c)	97,000	1,580
Wee Hur Holdings, Ltd. (a)	24,000	1,369

		39,317

Total Warrants (Identified Cost $53,569)		48,784

Convertible Bonds & Notes—0.0%

Spain—0.0%
Banco de Sabadell S.A. 7.750%, 11/11/13	$29,714	26,974

Total Convertible Bonds & Notes (Identified Cost $64,409)		26,974

Short Term Investments—17.2%

United States—17.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $919,000 on 07/01/11, collateralized by $950,000 Federal National Mortgage Association due 11/24/20 with a value of $939,313.	919,000	919,000
State Street Navigator Securities Lending Prime Portfolio (d)	120,830,928	120,830,928

Total Short Term Investments (Identified Cost $121,749,928)		121,749,928

Total Investments—116.6% (Identified Cost $651,959,923) (e)		824,201,355
Liabilities in excess of other assets		(117,481,964)

Net Assets—100.0%		$706,719,391

*See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $117,425,660 and the collateral received consisted of cash in the amount of $120,830,928 and non-cash collateral with a value of $1,266,724. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $651,959,923. The aggregate unrealized appreciation and depreciation of investments was $208,959,215 and $(36,717,783), respectively, resulting in net unrealized appreciation of $172,241,432 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.
(SEK)—	Swedish Krona
(USD)—	U.S. Dollar

Ten Largest Industries as of June 30, 2011	% of Net Assets
Metals & Mining	6.3
Machinery	5.5
Oil, Gas & Consumable Fuels	5.1
Commercial Banks	4.5
Construction & Engineering	4.1
Media	3.8
Chemicals	3.5
Food Products	3.5
Hotels, Restaurants & Leisure	3.4
Commercial Services & Supplies	2.9

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$53,825,349	$10,586	$53,835,935
Austria	—	5,620,474	—	5,620,474
Belgium	—	7,135,111	—	7,135,111
Canada	87,467,877	—	—	87,467,877
Denmark	—	7,683,749	—	7,683,749
Finland	—	18,396,678	—	18,396,678
France	—	29,769,339	—	29,769,339
Germany	17,167	37,932,030	—	37,949,197
Greece	—	8,367,231	—	8,367,231
Hong Kong	—	19,546,690	90,079	19,636,769
Ireland	—	7,931,541	—	7,931,541
Israel	59,681	6,896,291	—	6,955,972
Italy	—	20,943,579	—	20,943,579
Japan	—	141,443,299	—	141,443,299
Netherlands	—	14,167,922	—	14,167,922
New Zealand	—	5,992,397	—	5,992,397
Norway	—	8,758,004	—	8,758,004
Portugal	—	4,170,894	—	4,170,894
Singapore	—	9,150,756	15,805	9,166,561
Spain	—	16,481,463	—	16,481,463
Sweden	—	19,919,374	—	19,919,374
Switzerland	—	38,663,136	—	38,663,136
United Kingdom	—	131,827,032	—	131,827,032
Total Common Stock	87,544,725	614,622,339	116,470	702,283,534
Total Rights*	—	92,135	—	92,135
Warrants
Australia	—	165	—	165
Hong Kong	—	9,302	—	9,302
Singapore	—	37,737	1,580	39,317
Total Warrants	—	47,204	1,580	48,784
Total Convertible Bonds & Notes*	—	26,974	—	26,974
Short Term Investments
United States	120,830,928	919,000	—	121,749,928
Total Investments	$208,375,653	$615,707,652	$118,050	$824,201,355

*	See Schedule of Investments for additional detailed categorizations.

MSF-41

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Warrants	Total
Balance as of December 31, 2010	$311,176	$0	$311,176
Transfers into level 3	441,804	0	441,804
Transfers out of level 3	(263,368)	0	(263,368)
Accrued discounts/premiums	0	0	0
Realized gain (loss)	(112,439)	0	(112,439)
Change in unrealized appreciation/(depreciation)	(270,611)	1,580	(269,031)
Security purchases	0	0	0
Security sales	9,908	0	9,908
Balance as of June 30, 2011	$116,470	$1,580	$118,050

Transfers into and out of Level 3 were due to the suspensions and initiations of vendor quotes. The change in unrealized appreciation (depreciation) on investments held at June 30, 2011 was $(355,461) and is included in net change in unrealized appreciation on investments in the Statement of Operations.

MSF-42

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)		$824,201,355
Cash		225
Cash denominated in foreign currencies (c)		4,074,432
Receivable for:
Securities sold		696,786
Fund shares sold		314,312
Accrued interest and dividends		1,159,924
Foreign taxes		169,276

Total Assets		830,616,310
Liabilities
Payable for:
Securities purchased	$2,263,193
Fund shares redeemed	62,482
Foreign taxes	106,188
Collateral for securities loaned	120,830,928
Accrued expenses:
Management fees	459,803
Distribution and service fees	12,429
Deferred directors’ fees	23,537
Other expenses	138,359

Total Liabilities		123,896,919

Net Assets		$706,719,391

Net assets consists of:
Paid in surplus		$471,023,031
Overdistributed net investment income		(1,779,949)
Accumulated net realized gains		65,222,826
Unrealized appreciation on investments and foreign currency transactions		172,253,483

Net Assets		$706,719,391

Net Assets
Class A		$644,860,948
Class B		61,858,443

Capital Shares (Authorized) Outstanding
Class A (65,000,000)		39,597,113
Class B (7,500,000)		3,808,750

Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.29
Class B		16.24

(a)	Identified cost of investments was $651,959,923.
(b)	Includes securities on loan with a value of $117,425,660.
(c)	Identified cost of cash denominated in foreign currencies was $4,063,933.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$11,120,405
Interest (b)		780,339

		11,900,744
Expenses
Management fees	$2,996,921
Distribution and service fees—Class B	68,681
Directors’ fees and expenses	24,547
Custodian and accounting	680,586
Audit and tax services	16,738
Legal	4,287
Shareholder reporting	20,542
Insurance	3,550
Miscellaneous	4,808

Total expenses		3,820,660

Net Investment Income		8,080,084

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	63,566,416
Futures contracts	1,780,737
Foreign currency transactions	125,437	65,472,590

Net change in unrealized appreciation on:
Investments	(45,193,457)
Foreign currency transactions	(56,743)	(45,250,200)

Net realized and unrealized gain		20,222,390

Net Increase in Net Assets From Operations		$28,302,474

(a)	Net of foreign taxes of $991,893.
(b)	Includes net income on securities loaned of $770,391.

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,080,084	$7,813,272
Net realized gain	65,472,590	28,934,441
Net change in unrealized appreciation (depreciation)	(45,250,200)	91,618,611

Increase in net assets from operations	28,302,474	128,366,324

From Distributions to Shareholders
Net investment income
Class A	(14,768,872)	(7,986,595)
Class B	(1,094,753)	(376,630)

	(15,863,625)	(8,363,225)

Net realized capital gain
Class A	(25,251,376)	(26,320,195)
Class B	(2,087,749)	(1,432,601)

	(27,339,125)	(27,752,796)

Total distributions	(43,202,750)	(36,116,021)

Increase (decrease) in net assets from capital share transactions	(19,006,687)	178,904,067

Total increase (decrease) in net assets	(33,906,963)	271,154,370

Net Assets
Beginning of the period	740,626,354	469,471,984

End of the period	$706,719,391	$740,626,354

Undistributed (Overdistributed) Net Investment Income
End of the period	$(1,779,949)	$6,003,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,571,812	$43,208,342	10,282,553	$150,336,229
Reinvestments	2,397,858	40,020,248	2,314,898	34,306,790
Redemptions	(7,154,957)	(121,840,244)	(1,678,937)	(23,378,029)

Net increase (decrease)	(2,185,287)	$(38,611,654)	10,918,514	$161,264,990

Class B
Sales	1,425,856	$23,629,632	1,708,820	$24,924,000
Reinvestments	191,141	3,182,502	122,328	1,809,231
Redemptions	(432,128)	(7,207,167)	(639,590)	(9,094,154)

Net increase	1,184,869	$19,604,967	1,191,558	$17,639,077

Increase (decrease) derived from capital share transactions		$(19,006,687)		$178,904,067

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008(a)
Net Asset Value, Beginning of Period	$16.68		$14.54	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.18		0.20	0.20	0.00	(f)
Net realized and unrealized gain (loss) on investments	(0.22)		3.00	4.18	0.16

Total from investment operations	(0.04)		3.20	4.38	0.16

Less Distributions
Distributions from net investment income	(0.35)		(0.25)	0.00	0.00
Distributions from net realized capital gains	0.00		(0.81)	0.00	0.00

Total distributions	(0.35)		(1.06)	0.00	0.00

Net Asset Value, End of Period	$16.29		$16.68	$14.54	$10.16

Total Return (%)	3.18	(c)	22.93	43.11	1.60	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.01	1.00	1.26	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		1.01	1.00	1.15	(d)
Ratio of net investment income to average net assets (%)	2.19	(d)	1.38	1.65	0.30	(d)
Portfolio turnover rate (%)	26	(d)	13	26	4	(d)
Net assets, end of period (in millions)	$644.86		$697.01	$448.71	$351.47

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008(a)
Net Asset Value, Beginning of Period	$16.62		$14.50	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17		0.16	0.11	0.00	(f)
Net realized and unrealized gain (loss) on investments	(0.24)		2.98	4.23	0.16

Total from investment operations	(0.07)		3.14	4.34	0.16

Less Distributions
Distributions from net investment income	(0.31)		(0.21)	0.00	0.00
Distributions from net realized capital gains	0.00		(0.81)	0.00	0.00

Total distributions	(0.31)		(1.02)	0.00	0.00

Net Asset Value, End of Period	$16.24		$16.62	$14.50	$10.16

Total Return (%)	3.04	(c)	22.59	42.72	1.60	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.26	(d)	1.26	1.25	1.51	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		1.26	1.25	1.40	(d)
Ratio of net investment income to average net assets (%)	2.12	(d)	1.12	0.81	0.52	(d)
Portfolio turnover rate (%)	26	(d)	13	26	4	(d)
Net assets, end of period (in millions)	$61.86		$43.62	$20.76	$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of a previous expense limitation agreement which expired in 2010.
(f)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-45

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of

MSF-46

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-47

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-48

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$2,996,921	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-49

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$94,964,880	$0	$148,740,763

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 20 through April 28, 2011, the Portfolio bought and closed $93,190,413 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $1,780,737 which is shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-50

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$27,421,958	$—	$8,694,063	$—	$—	$—	$36,116,021	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$20,844,336	$22,449,281	$207,320,137	$—	$250,613,754

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require

MSF-51

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-52

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-53

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 3.48% and 3.43% respectively compared to the 3.39% return of its primary index, the Dow Jones Conservative Index1.

MARKET ENVIRONMENT/CONDITIONS

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed Treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continued to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 80% to fixed income and 20% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The PIMCO Total Return Portfolio narrowly beat the broad fixed income benchmark component, and its large allocation within the Portfolio made it a major contributor to relative returns. Its exposure to emerging market bonds and strong security selection offset its short duration exposure which detracted from performance. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana). Artisan had strong stock selection in the Information Technology sector. It held large relative weights in Arrow Electronics and National Semiconductor, both of which were up strongly during the period. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. The Neuberger portfolio also had good overall stock selection, especially in the Industrials sector: railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to stock selection in the Materials sector. It held Sino-Forest Corp., a Chinese forest plantation operator, which fell sharply in June. The Pioneer Fund Portfolio detracted from relative performance due to stock selection. Among the stocks that hurt performance were retailer Target Corp. and automaker Ford Motor Co.

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	3.48	10.28	5.91	5.59
Class B	3.43	10.07	5.67	5.34
Dow Jones Conservative Index	3.39	9.95	6.00	5.70

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	22.1
BlackRock Bond Income Portfolio, (Class A)	17.1
Western Asset Management U.S. Government Portfolio, (Class A)	16.1
PIMCO Inflation Protected Bond Portfolio, (Class A)	10.1
Met/Franklin Low Duration Total Return Portfolio, (Class A)	5.9
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3.0
Met/Templeton International Bond Portfolio, (Class A)	2.0
Pioneer Fund Portfolio, (Class A)	2.0
Met/Eaton Vance Floating Rate Portfolio, (Class A)	2.0
MFS Value Portfolio, (Class A)	2.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A (a) (b)	Actual	0.63%	$1,000.00	$1,034.80	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.63	$3.16

Class B (a) (b)	Actual	0.88%	$1,000.00	$1,034.30	$4.44
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
BlackRock Bond Income Portfolio, (Class A) (a)	1,026,374	$109,308,859
BlackRock High Yield Portfolio, (Class A) (b)	751,035	6,368,778
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	216,880	6,076,983
Clarion Global Real Estate Portfolio, (Class A) (b)	593,137	6,233,870
Davis Venture Value Portfolio, (Class A) (a)	391,349	12,405,753
Harris Oakmark International Portfolio, (Class A) (b)	443,055	6,384,419
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	501,474	6,418,871
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	34,524	6,409,392
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,232,216	12,691,824
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	3,791,309	37,875,179
Met/Templeton International Bond Portfolio, (Class A) (b)	1,058,992	12,962,061
MFS Research International Portfolio, (Class A) (b)	1,167,015	12,557,077
MFS Value Portfolio, (Class A) (a)	986,430	12,655,903
Neuberger Berman Genesis Portfolio, (Class A) (a)	491,341	6,200,725
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	5,703,965	64,169,609
PIMCO Total Return Portfolio, (Class A) (b)	11,671,569	141,109,264

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Pioneer Fund Portfolio, (Class A) (b)	879,750	$12,861,941
Rainier Large Cap Equity Portfolio, (Class A) (b)	725,142	6,141,952
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	400,162	6,330,557
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	543,893	12,226,717
Third Avenue Small Cap Value Portfolio, (Class A) (b)	785,329	12,007,679
Van Kampen Comstock Portfolio, (Class A) (b)	613,026	6,124,127
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	1,531,477	19,419,125
Western Asset Management U.S. Government Portfolio, (Class A) (a)	8,684,196	102,560,353

Total Mutual Funds (Identified Cost $620,582,505)		637,501,018

Total Investments—100.0% (Identified Cost $620,582,505) (c)		637,501,018
Liabilities in excess of other assets		(190,840)

Net Assets 100.0%		$637,310,178

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $620,582,505. The aggregate unrealized appreciation and depreciation of investments was $19,303,758 and $(2,385,245), respectively, resulting in net unrealized appreciation of $16,918,513 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$637,501,018	$—	$—	$637,501,018
Total Investments	$637,501,018	$—	$—	$637,501,018

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Affiliated investments at value (a)		$637,501,018
Receivable for:
Securities sold		1,282,412
Fund shares sold		487,216

Total Assets		639,270,646
Liabilities
Payable for:
Fund shares redeemed	$1,769,627
Accrued expenses:
Management fees	29,688
Distribution and service fees	119,996
Deferred directors’ fees	23,537
Other expenses	17,620

Total Liabilities		1,960,468

Net Assets		$637,310,178

Net assets consists of:
Paid in surplus		$584,669,318
Undistributed net investment income		17,025,610
Accumulated net realized gains		18,696,737
Unrealized appreciation on investments		16,918,513

Net Assets		$637,310,178

Net Assets
Class A		$46,665,852
Class B		590,644,326

Capital Shares (Authorized) Outstanding
Class A (10,000,000)		4,021,307
Class B (90,000,000)		51,158,212

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.60
Class B		11.55

(a)	Identified cost of investments was $620,582,505.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$18,149,940

Expenses
Management fees	$290,405
Distribution and service fees—Class B	703,661
Directors’ fees and expenses	6,633
Custodian and accounting	12,525
Audit and tax services	9,618
Legal	3,362
Miscellaneous	1,511

Total expenses	1,027,715
Expense reimbursements	(19,496)	1,008,219

Net Investment Income		17,141,721

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	23,781,722
Capital gains distributions from Underlying Portfolios	9,289,209	33,070,931

Net change in unrealized appreciation on:
Investments		(29,499,640)

Net realized and unrealized gain		3,571,291

Net Increase in Net Assets From Operations		$20,713,012

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,141,721	$14,031,100
Net realized gain	33,070,931	10,428,048
Net change in unrealized appreciation (depreciation)	(29,499,640)	25,031,325

Increase in net assets from operations	20,713,012	49,490,473

From Distributions to Shareholders
Net investment income
Class A	(1,218,999)	(1,365,429)
Class B	(13,649,858)	(16,871,587)

Total distributions	(14,868,857)	(18,237,016)

Increase in net assets from capital share transactions	23,441,023	141,338,072

Total increase in net assets	29,285,178	172,591,529

Net Assets
Beginning of the period	608,025,000	435,433,471

End of the period	$637,310,178	$608,025,000

Undistributed Net Investment Income
End of the period	$17,025,610	$14,752,746

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	660,608	$7,677,630	1,800,582	$20,146,148
Reinvestments	105,633	1,218,999	124,697	1,365,429
Redemptions	(713,309)	(8,293,389)	(818,535)	(9,140,674)

Net increase	52,932	$603,240	1,106,744	$12,370,903

Class B
Sales	6,279,133	$72,576,028	18,628,132	$205,422,234
Reinvestments	1,187,977	13,649,858	1,547,852	16,871,587
Redemptions	(5,488,304)	(63,388,103)	(8,399,741)	(93,326,652)

Net increase	1,978,806	$22,837,783	11,776,243	$128,967,169

Increase derived from capital share transactions		$23,441,023		$141,338,072

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.51		$10.87	$9.42	$11.18	$10.58	$10.37

Income (Loss) From Investment Operations
Net investment income	0.34	(a)	0.33 (a)	0.53 (a)	0.39 (a)	0.22 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.06		0.77	1.35	(1.94)	0.39	0.36

Total from investment operations	0.40		1.10	1.88	(1.55)	0.61	0.72

Less Distributions
Distributions from net investment income	(0.31)		(0.46)	(0.36)	(0.12)	0.00	(0.37)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.31)		(0.46)	(0.43)	(0.21)	(0.01)	(0.51)

Net Asset Value, End of Period	$11.60		$11.51	$10.87	$9.42	$11.18	$10.58

Total Return (%)	3.48	(b)	10.34	20.73	(14.10)	5.74	7.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.11	(c)	0.11	0.12	0.12	0.15	0.19
Net ratio of expenses to average net assets (%) (d) (e)	0.10	(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (f)	5.84	(c)	2.97	5.36	3.77	2.05	2.75
Portfolio turnover rate (%)	60	(c)	21	22	25	40	24
Net assets, end of period (in millions)	$46.67		$45.66	$31.11	$26.03	$25.45	$11.03

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.44		$10.81	$9.36	$11.12	$10.54	$10.36

Income (Loss) From Investment Operations
Net investment income	0.32	(a)	0.30 (a)	0.47 (a)	0.33 (a)	0.19 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.07		0.77	1.38	(1.90)	0.40	0.34

Total from investment operations	0.39		1.07	1.85	(1.57)	0.59	0.68

Less Distributions
Distributions from net investment income	(0.28)		(0.44)	(0.33)	(0.10)	0.00	(0.36)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.09)	(0.01)	(0.14)

Total distributions	(0.28)		(0.44)	(0.40)	(0.19)	(0.01)	(0.50)

Net Asset Value, End of Period	$11.55		$11.44	$10.81	$9.36	$11.12	$10.54

Total Return (%)	3.43	(b)	10.05	20.52	(14.39)	5.57	6.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.36	(c)	0.36	0.37	0.37	0.40	0.44
Net ratio of expenses to average net assets (%) (d) (e)	0.35	(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	5.61	(c)	2.68	4.73	3.22	1.77	1.89
Portfolio turnover rate (%)	60	(c)	21	22	25	40	24
Net assets, end of period (in millions)	$590.64		$562.37	$404.32	$225.07	$146.65	$56.25

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(e)	Net ratio of expenses to average net assets includes the effect the expense limitation agreement as detailed in the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$290,405	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to April 30, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to April 30, 2012 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2011, the amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $19,946.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2011 were $220,814,543 and $185,811,579, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
Artio International Stock	636,535	30,229	666,764	0
BlackRock Bond Income	1,157,789	126,162	257,577	1,026,374
BlackRock High Yield	1,432,518	162,988	844,471	751,035
BlackRock Large Cap Value	618,251	24,579	642,830	0
BlackRock Legacy Large Cap Growth	0	218,653	1,773	216,880
Clarion Global Real Estate	0	597,897	4,760	593,137
Davis Venture Value	407,525	28,223	44,399	391,349
Dreman Small Cap Value	448,137	19,585	467,722	0
Harris Oakmark International	462,003	26,981	45,929	443,055
Jennison Growth	1,073,588	34,504	1,108,092	0
Lazard Mid Cap	579,533	21,396	600,929	0
Lord Abbett Bond Debenture	956,628	104,147	559,301	501,474
Met/Artisan Mid Cap Value	75,151	3,818	44,445	34,524
Met/Eaton Vance Floating Rate	1,159,593	129,445	56,822	1,232,216
Met/Franklin Low Duration Total Return	0	3,821,317	30,008	3,791,309
Met/Franklin Mutual Shares	1,385,505	165,904	1,551,409	0
Met/Templeton International Bond	1,952,791	251,413	1,145,212	1,058,992
MFS Research International	633,955	590,435	57,375	1,167,015
MFS Value	1,029,131	74,810	117,511	986,430
Neuberger Berman Genesis	0	495,324	3,983	491,341
PIMCO Inflation Protected Bond	2,633,857	3,222,046	151,938	5,703,965
PIMCO Total Return	11,505,921	1,531,864	1,366,216	11,671,569
Pioneer Fund	1,388,687	81,742	590,679	879,750
Ranier Large Cap Equity	0	731,037	5,895	725,142

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
T. Rowe Price Large Cap Growth	441,934	24,931	66,703	400,162
T. Rowe Price Large Cap Value	0	548,317	4,424	543,893
Third Avenue Small Cap Value	0	791,844	6,515	785,329
Van Kampen Comstock	0	618,001	4,975	613,026
Western Asset Management Strategic Bond Opportunities	3,312,686	323,019	2,104,228	1,531,477
Western Asset Management U.S. Government	6,302,429	2,712,219	330,452	8,684,196

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2011
Artio International Stock	$850,502	$0	$104,384	$0
BlackRock Bond Income	(1,001,715)	0	4,987,730	109,308,859
BlackRock High Yield	1,308,323	0	820,182	6,368,778
BlackRock Large Cap Value	1,405,568	0	71,151	0
BlackRock Legacy Large Cap Growth	(1,756)	0	0	6,076,983
Clarion Global Real Estate	(780)	0	139,389	6,233,870
Davis Venture Value	262,373	0	0	12,405,753
Dreman Small Cap Value	1,921,553	0	102,316	0
Harris Oakmark International	109,052	0	1,621	6,384,419
Jennison Growth	2,500,265	0	34,925	0
Lazard Mid Cap	1,990,699	0	56,763	0
Lord Abbett Bond Debenture	1,325,914	0	761,018	6,418,871
Met/Artisan Mid Cap Value	2,479,542	0	121,806	6,409,392
Met/Eaton Vance Floating Rate	24,247	31,664	243,990	12,691,824
Met/Franklin Low Duration Total Return	(291)	0	0	37,875,179
Met/Franklin Mutual Shares	2,162,396	688,811	367,468	0
Met/Templeton International Bond	2,492,858	32,205	1,785,310	12,962,061
MFS Research International	(117,728)	0	126,596	12,557,077
MFS Value	484,154	0	195,831	12,655,903
Neuberger Berman Genesis	(1,317)	0	0	6,200,725
PIMCO Inflation Protected Bond	45,947	1,458,721	567,881	64,169,609
PIMCO Total Return	(413)	4,431,058	4,118,871	141,109,264
Pioneer Fund	1,017,280	0	225,868	12,861,941
Ranier Large Cap Equity	(1,463)	0	0	6,141,952
T. Rowe Price Large Cap Growth	411,938	0	5,338	6,330,557
T. Rowe Price Large Cap Value	(2,981)	0	0	12,226,717
Third Avenue Small Cap Value	(5,093)	0	0	12,007,679
Van Kampen Comstock	(1,371)	0	0	6,124,127
Western Asset Management Strategic Bond Opportunities	4,282,207	0	2,158,276	19,419,125
Western Asset Management U.S. Government	(158,188)	2,646,750	1,153,227	102,560,353

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$18,237,016	$9,811,321	$—	$1,960,265	$—	$—	$18,237,016	$11,771,586

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,769,863	$—	$34,742,500	$(2,698,544)	$46,813,819

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $2,698,544 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-15

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 4.24% and 4.12% respectively compared to the 3.87% return of its primary index, the Dow Jones Moderately Conservative Index1.

MARKET ENVIRONMENT/CONDITIONS

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery—due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth—led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed Treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continued to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 60% to fixed income and 40% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The PIMCO Total Return Portfolio narrowly beat the broad fixed income benchmark component, and its large allocation within the Portfolio made it a major contributor to relative returns. Its exposure to emerging market bonds and strong security selection offset its short duration exposure which detracted from performance. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sectors: it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. Artisan had strong stock selection in the Information Technology sector. It held large relative weights in Arrow Electronics and National Semiconductor, both of which were up strongly during the period. The Neuberger portfolio also had

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

good overall stock selection, especially in the Industrials sector: railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to stock selection in the Materials sector. It held Sino-Forest Corp., a Chinese forest plantation operator, which fell sharply in June. The Pioneer Fund Portfolio detracted from relative performance due to stock selection. Among the stocks that hurt performance were retailer Target Corp. and automaker Ford Motor Co. The Third Avenue Small Cap Value Portfolio detracted from relative performance due to weak stock selection in the Consumer Discretionary sector. It owned Skyline Corp., a manufacturer of mobile homes and recreation campers.

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed; the Clarion Global Real Estate Portfolio helped performance, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performing energy related stocks. In contrast to 2010 and 2009, when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index during the six-month period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	4.24	15.65	5.18	5.53
Class B	4.12	15.38	4.90	5.25
Dow Jones Moderately Conservative Index	3.87	15.08	5.51	5.74

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	19.2
BlackRock Bond Income Portfolio, (Class A)	12.1
Western Asset Management U.S. Government Portfolio, (Class A)	9.1
PIMCO Inflation Protected Bond Portfolio, (Class A)	7.1
Met/Franklin Low Duration Total Return Portfolio, (Class A)	4.0
MFS Value Portfolio, (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	3.9
Met/Templeton International Bond Portfolio, (Class A)	3.0
Harris Oakmark International Portfolio, (Class A)	3.0
MFS Research International Portfolio, (Class A)	3.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A (a) (b)	Actual	0.66%	$1,000.00	$1,042.40	$3.34
	Hypothetical*	0.66%	$1,000.00	$1,021.48	$3.31

Class B (a) (b)	Actual	0.91%	$1,000.00	$1,041.20	$4.61
	Hypothetical*	0.91%	$1,000.00	$1,020.22	$4.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	1,584,583	$15,877,523
BlackRock Bond Income Portfolio, (Class A) (a)	1,822,544	194,100,932
BlackRock High Yield Portfolio, (Class A) (b)	1,888,831	16,017,286
BlackRock Large Cap Value Portfolio, (Class A) (a)	1,472,503	16,595,108
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	1,096,916	30,735,595
Clarion Global Real Estate Portfolio, (Class A) (b)	1,556,140	16,355,028
Davis Venture Value Portfolio, (Class A) (a)	1,487,250	47,145,823
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	1,160,827	15,705,989
Harris Oakmark International Portfolio, (Class A) (b)	3,320,131	47,843,082
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	2,016,127	32,116,899
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,261,161	16,142,862
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	86,777	16,110,134
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	3,108,983	32,022,524
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b) (c)	6,397,221	63,908,241
Met/Templeton International Bond Portfolio, (Class A) (b)	3,957,469	48,439,418
MFS Research International Portfolio, (Class A) (b)	4,443,540	47,812,487
MFS Value Portfolio, (Class A) (a)	4,972,359	63,795,363
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	75,716	980,520
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,279,302	16,144,787

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	10,084,506	$113,450,687
PIMCO Total Return Portfolio, (Class A) (b)	25,436,418	307,526,295
Pioneer Fund Portfolio, (Class A) (b)	2,241,538	32,771,279
Rainier Large Cap Equity Portfolio, (Class A) (b)	3,667,603	31,064,601
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	2,017,802	31,921,631
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	2,751,226	61,847,566
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,431,599	14,845,678
Third Avenue Small Cap Value Portfolio, (ClassA) (b)	1,985,491	30,358,151
Van Eck Global Natural Resources Portfolio, (Class A) (a)	922,456	15,220,527
Van Kampen Comstock Portfolio, (Class A) (b)	4,651,284	46,466,328
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,568,059	32,562,990
Western Asset Management U.S. Government Portfolio, (Class A) (a)	12,345,924	145,805,359

Total Mutual Funds (Identified Cost $1,514,480,401)		1,601,690,693

Total Investments—100.0% (Identified Cost $1,514,480,401) (d)		1,601,690,693
Liabilities in excess of other assets		(444,662)

Net Assets—100.0%		$1,601,246,031

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,514,480,401. The aggregate unrealized appreciation and depreciation of investments was $ 96,227,753 and $(9,017,461), respectively, resulting in net unrealized appreciation of $87,210,292 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,601,690,693	$—	$—	$1,601,690,693
Total Investments	$1,601,690,693	$—	$—	$1,601,690,693

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Affiliated investments at value (a)		$1,601,690,693
Receivable for:
Securities sold		68,315
Fund shares sold		429,513

Total Assets		1,602,188,521
Liabilities
Payable for:
Fund shares redeemed	$497,826
Accrued expenses:
Management fees	95,756
Distribution and service fees	306,481
Deferred directors’ fees	23,537
Other expenses	18,890

Total Liabilities		942,490

Net Assets		$1,601,246,031

Net assets consists of:
Paid in surplus		$1,486,713,294
Undistributed net investment income		36,055,638
Accumulated net realized losses		(8,733,193)
Unrealized appreciation on investments		87,210,292

Net Assets		$1,601,246,031

Net Assets
Class A		$88,513,931
Class B		1,512,732,100

Capital Shares (Authorized) Outstanding
Class A (15,000,000)		7,641,776
Class B (180,000,000)		131,387,375

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.58
Class B		11.51

(a)	Identified cost of investments was $1,514,480,401

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$38,652,604

Expenses
Management fees	$567,151
Distribution and service fees—Class B	1,794,968
Directors’ fees and expenses	6,633
Custodian and accounting	12,525
Audit and tax services	9,618
Legal	8,759
Miscellaneous	2,409

Total expenses		2,402,063

Net Investment Income		36,250,541

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	71,797,766
Capital gains distributions from Underlying Portfolios	23,043,722	94,841,488

Net change in unrealized appreciation on:
Investments		(70,089,414)

Net realized and unrealized gain		24,752,074

Net Increase in Net Assets From Operations		$61,002,615

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,250,541	$28,849,803
Net realized gain	94,841,488	5,463,649
Net change in unrealized appreciation (depreciation)	(70,089,414)	104,831,457

Increase in net assets from operations	61,002,615	139,144,909

From Distributions to Shareholders
Net investment income
Class A	(2,025,966)	(2,778,982)
Class B	(29,752,153)	(38,341,714)

Total distributions	(31,778,119)	(41,120,696)

Increase in net assets from capital share transactions	121,601,354	259,715,576

Total increase in net assets	150,825,850	357,739,789

Net Assets
Beginning of the period	1,450,420,181	1,092,680,392

End of the period	$1,601,246,031	$1,450,420,181

Undistributed Net Investment Income
End of the period	$36,055,638	$31,583,216

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	966,266	$11,195,051	2,031,087	$21,889,488
Reinvestments	175,105	2,025,966	258,751	2,778,982
Redemptions	(1,088,405)	(12,587,171)	(1,371,147)	(14,774,266)

Net increase	52,966	$633,846	918,691	$9,894,204

Class B
Sales	14,098,210	$162,308,035	28,780,938	$308,571,840
Reinvestments	2,587,143	29,752,153	3,586,690	38,341,714
Redemptions	(6,189,647)	(71,092,680)	(9,125,884)	(97,092,182)

Net increase	10,495,706	$120,967,508	23,241,744	$249,821,372

Increase derived from capital share transactions		$121,601,354		$259,715,576

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.36		$10.54	$8.91	$11.61	$11.07	$10.60

Income (Loss) From Investment Operations
Net investment income	0.28	(a)	0.28 (a)	0.41 (a)	0.33 (a)	0.21 (a)	0.31
Net realized and unrealized gain (loss) on investments	0.20		0.94	1.63	(2.77)	0.35	0.70

Total from investment operations	0.48		1.22	2.04	(2.44)	0.56	1.01

Less Distributions
Distributions from net investment income	(0.26)		(0.40)	(0.34)	(0.14)	0.00	(0.32)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.26)		(0.40)	(0.41)	(0.26)	(0.02)	(0.54)

Net Asset Value, End of Period	$11.58		$11.36	$10.54	$8.91	$11.61	$11.07

Total Return (%)	4.24	(b)	11.78	24.00	(21.42)	5.06	9.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.08	(c)	0.10	0.10	0.10	0.11	0.12
Net ratio of expenses to average net assets (%) (d) (e)	0.08	(c)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (f)	4.97	(c)	2.64	4.30	3.12	1.86	2.45
Portfolio turnover rate (%)	57	(c)	16	26	23	19	18
Net assets, end of period (in millions)	$88.51		$86.23	$70.28	$50.72	$63.06	$35.87

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.28		$10.47	$8.85	$11.53	$11.02	$10.58

Income (Loss) From Investment Operations
Net investment income	0.27	(a)	0.25 (a)	0.38 (a)	0.28 (a)	0.17 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.20		0.94	1.62	(2.72)	0.36	0.68

Total from investment operations	0.47		1.19	2.00	(2.44)	0.53	0.97

Less Distributions
Distributions from net investment income	(0.24)		(0.38)	(0.31)	(0.12)	0.00	(0.31)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.12)	(0.02)	(0.22)

Total distributions	(0.24)		(0.38)	(0.38)	(0.24)	(0.02)	(0.53)

Net Asset Value, End of Period	$11.51		$11.28	$10.47	$8.85	$11.53	$11.02

Total Return (%)	4.12	(b)	11.53	23.68	(21.59)	4.81	9.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.33	(c)	0.35	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (d) (e)	0.33	(c)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	4.74	(c)	2.31	4.08	2.71	1.48	1.64
Portfolio turnover rate (%)	57	(c)	16	26	23	19	18
Net assets, end of period (in millions)	$1,512.73		$1,364.19	$1,022.40	$666.03	$653.42	$255.01

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(e)	Net ratio of expenses to average net assets includes the effect the expense limitation agreement as detailed in the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$567,151	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to April 30, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to April 30, 2012 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2011, there were no expenses deferred in prior periods subject to repayment.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2011 were $590,418,481 and $441,302,412, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
Artio International Stock	2,936,479	243,434	1,595,330	1,584,583
BlackRock Bond Income	1,426,459	418,380	22,295	1,822,544
BlackRock High Yield	3,377,359	458,508	1,947,036	1,888,831
BlackRock Large Cap Value	2,852,144	209,913	1,589,554	1,472,503
BlackRock Legacy Large Cap Growth	0	1,102,850	5,934	1,096,916
Clarion Global Real Estate	1,466,055	167,465	77,380	1,556,140
Davis Venture Value	1,879,999	150,641	543,390	1,487,250
Dreman Small Cap Value	1,032,004	70,288	1,102,292	0
Goldman Sachs Mid Cap Value	0	1,167,014	6,187	1,160,827
Harris Oakmark International	2,173,243	1,204,969	58,081	3,320,131
Invesco Small Cap Growth	2,212,901	143,599	340,373	2,016,127
Jennison Growth	3,709,668	209,785	3,919,453	0
Lazard Mid Cap	2,672,579	161,385	2,833,964	0
Lord Abbett Bond Debenture	2,251,135	294,678	1,284,652	1,261,161
Met/Artisan Mid Cap Value	173,309	12,288	98,820	86,777
Met/Dimensional International Small Company.	939,936	101,560	1,041,496	0
Met/Eaton Vance Floating Rate	2,742,113	407,375	40,505	3,108,983
Met/Franklin Low Duration Total Return	0	6,430,665	33,444	6,397,221
Met/Franklin Mutual Shares	6,400,532	955,762	7,356,294	0
Met/Templeton International Bond	3,465,599	567,669	75,799	3,957,469
MFS Research International	2,957,429	1,568,131	82,020	4,443,540
MFS Value	4,750,555	420,991	199,187	4,972,359
Morgan Stanley Mid Cap Growth	0	82,224	6,508	75,716
Neuberger Berman Genesis	1,340,336	99,986	161,020	1,279,302
PIMCO Inflation Protected Bond	3,735,445	6,434,599	85,538	10,084,506
PIMCO Total Return	24,961,643	3,751,721	3,276,946	25,436,418
Pioneer Fund	4,268,393	315,198	2,342,053	2,241,538
Ranier Large Cap Equity	0	3,687,427	19,824	3,667,603
T. Rowe Price Large Cap Growth	2,035,255	142,560	160,013	2,017,802
T. Rowe Price Large Cap Value	0	2,766,101	14,875	2,751,226

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
T. Rowe Price Mid Cap Growth	1,573,424	116,587	258,412	1,431,599
Third Avenue Small Cap Value	0	1,996,442	10,951	1,985,491
Van Eck Global Natural Resources	947,521	165,467	190,532	922,456
Van Kampen Comstock	0	4,676,326	25,042	4,651,284
Western Asset Management Strategic Bond Opportunities	5,596,947	682,925	3,711,813	2,568,059
Western Asset Management U.S. Government	10,331,446	2,172,210	157,732	12,345,924

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2011
Artio International Stock	$(5,541,858)	$0	$509,257	$15,877,523
BlackRock Bond Income	(34,157)	0	6,521,064	194,100,932
BlackRock High Yield	1,444,356	0	2,043,359	16,017,286
BlackRock Large Cap Value	5,758,848	0	353,868	16,595,108
BlackRock Legacy Large Cap Growth	(6,043)	0	0	30,735,595
Clarion Global Real Estate	(311,862)	0	626,327	16,355,028
Davis Venture Value	(1,205,272)	0	686,625	47,145,823
Dreman Small Cap Value	4,704,814	0	258,924	0
Goldman Sachs Mid Cap Value	(1,727)	0	0	15,705,989
Harris Oakmark International	(97,674)	0	8,211	47,843,082
Invesco Small Cap Growth	1,482,795	0	0	32,116,899
Jennison Growth	7,103,077	0	131,515	0
Lazard Mid Cap	5,869,312	0	287,170	0
Lord Abbett Bond Debenture	920,498	0	1,893,153	16,142,862
Met/Artisan Mid Cap Value	7,462,342	0	306,051	16,110,134
Met/Dimensional International Small Company	5,311,822	564,570	330,202	0
Met/Eaton Vance Floating Rate	16,345	79,442	612,135	32,022,524
Met/Franklin Low Duration Total Return	(300)	0	0	63,908,241
Met/Franklin Mutual Shares	11,828,780	3,365,507	1,795,436	0
Met/Templeton International Bond	176,303	60,600	3,359,428	48,439,418
MFS Research International	(168,100)	0	640,860	47,812,487
MFS Value	839,567	0	966,366	63,795,363
Morgan Stanley Mid Cap Growth	(2,432)	0	0	980,520
Neuberger Berman Genesis	367,218	0	122,582	16,144,787
PIMCO Inflation Protected Bond	93,022	2,192,568	853,568	113,450,687
PIMCO Total Return	1,315,055	10,186,148	9,468,493	307,526,295
Pioneer Fund	12,652,609	0	762,437	32,771,279
Ranier Large Cap Equity	(5,884)	0	0	31,064,601
T. Rowe Price Large Cap Growth	129,128	0	27,020	31,921,631
T. Rowe Price Large Cap Value	(11,851)	0	0	61,847,566
T. Rowe Price Mid Cap Growth	1,232,064	403,647	0	14,845,678
Third Avenue Small Cap Value	(9,446)	0	0	30,358,151
Van Eck Global Natural Resources	1,520,133	1,599,061	218,914	15,220,527
Van Kampen Comstock	(7,783)	0	0	46,466,328
Western Asset Management Strategic Bond Opportunities	9,025,774	0	3,868,761	32,562,990
Western Asset Management U.S. Government	(51,707)	4,592,179	2,000,878	145,805,359

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$41,120,696	$27,072,390	$—	$5,859,016	$—	$—	$41,120,696	$32,931,406

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$31,600,334	$—	$122,779,707	$(60,805,500)	$93,574,541

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $60,805,500 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$8,249,181

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-15

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 8.47%, 8.25%, 8.38%, and 8.23%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) Mid Cap 400 Index1, which returned 8.56%.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the S&P Mid Cap 400 Index returned 9.3%. The strong return can be attributed to several positive economic indicators. Specifically, 478,000 new jobs were created, the unemployment rate decreased from 9.4% in the fourth quarter of 2010 to 8.8%, and the annual inflation rate remained low, at 2.1% when measured by the Consumer Price Index in February. In March, the Index tumbled approximately 4.5% as news was released about Japan’s Tohoku earthquake and tsunami and the subsequent crisis at the Fukushima nuclear plant. However, the Index regained all losses to end the quarter at its all-time highest level as U.S. investors determined the events in Japan would have less impact than originally thought.

During the second quarter, the Index returned negative 0.7%. The negative return can be attributed to worries regarding the impact of the sovereign debt crisis in Europe. Moody’s and Standard & Poor’s downgraded the debt of several countries, including Greece, Portugal, and Spain. In addition, U.S. economic data indicated slow economic growth. The Industry for Supply Management’s manufacturing index fell 9.6% during the quarter and the unemployment rate returned to previous highs, ending at 9.2% in June.

During the first six months of the year, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The FOMC removed the “firmer footing” language from their statement when discussing the economy, but maintained that the economy was recovering at a “moderate pace.” The FOMC also acknowledged the increase in inflation, but attributed it to increases in commodity prices rather than the usual underlying cause of higher demand from increased economic activity.

All ten sectors comprising the S&P Mid Cap 400 Index experienced positive returns for the first six months of 2011. Consumer Staples (3.6% beginning weight in the benchmark), up 31.9%, was the best performing sector. Health Care (11.1% beginning weight), up 13.7%, was the second best performing sector. Telecomm Services (0.8% beginning weight), up 0.9%, was the worst relative-performing sector. The second worst relative-performing sector was Financials (19.7% beginning weight), up 3.0%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Green Mountain Coffee Roasters, up 171.6%; Fossil, up 67.0%; and Vertex Pharmaceuticals, up 48.4%. The stocks with the largest negative impact were Cree, down 49.0%; Arch Coal, down 23.4%; and New York Community Bancorp, down 18.2%. There were 20 additions and 20 deletions to the benchmark during the first six months of 2011.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio was managed utilizing a full replication strategy versus the S&P Mid Cap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P Mid Cap 400 Index. Factors that impacted tracking error included transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MID CAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	8.47	39.04	6.41	7.64	—
Class B	8.25	38.59	6.13	7.37	—
Class E	8.38	38.87	6.25	7.49	—
Class G	8.23	38.58	—	—	31.92
S&P Mid Cap 400 Index	8.56	39.38	6.60	7.94	—

1 The Standard & Poor’s Mid Cap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	2.6
Green Mountain Coffee Roasters, Inc.	0.9
Vertex Pharmaceuticals, Inc.	0.9
BorgWarner, Inc.	0.7
Lubrizol Corp.	0.7
Dollar Tree, Inc.	0.7
Cimarex Energy Co.	0.6
Bucyrus International, Inc.	0.6
Perrigo Co.	0.6
AMETEK, Inc.	0.6

Top Sectors

% of Net Assets
Financials	18.0
Information Technology	15.5
Industrials	14.8
Consumer Discretionary	12.9
Health Care	9.9
Materials	7.0
Energy	6.3
Utilities	6.0
Consumer Staples	4.0
Telecommunications	0.5

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.30%	$1,000.00	$1,084.70	$1.55
	Hypothetical*	0.30%	$1,000.00	$1,023.28	$1.50

Class B(a)	Actual	0.55%	$1,000.00	$1,082.50	$2.84
	Hypothetical*	0.55%	$1,000.00	$1,022.03	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$1,083.80	$2.33
	Hypothetical*	0.45%	$1,000.00	$1,022.53	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,082.30	$3.10
	Hypothetical*	0.60%	$1,000.00	$1,021.78	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—94.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
Alliant Techsystems, Inc. (a)	18,065	$1,288,577
BE Aerospace, Inc. (a)	55,519	2,265,730
Huntington Ingalls Industries, Inc. (a) (b)	26,262	906,039
Triumph Group, Inc. (b)	10,297	1,025,375

		5,485,721

Air Freight & Logistics—0.2%
UTi Worldwide, Inc. (b)	55,268	1,088,227

Airlines—0.3%
Alaska Air Group, Inc. (a) (b)	19,291	1,320,662
JetBlue Airways Corp. (a) (b)	109,434	667,547

		1,988,209

Auto Components—1.0%
BorgWarner, Inc. (a) (b)	58,959	4,763,298
Gentex Corp. (b)	76,854	2,323,296

		7,086,594

Automobiles—0.1%
Thor Industries, Inc. (b)	22,849	658,965

Beverages—0.4%
Hansen Natural Corp. (a)	37,122	3,005,026

Biotechnology—1.1%
United Therapeutics Corp. (a)	27,517	1,516,187
Vertex Pharmaceuticals, Inc. (a)	110,913	5,766,367

		7,282,554

Building Products—0.2%
Lennox International, Inc. (b)	24,119	1,038,805

Capital Markets—2.0%
Affiliated Managers Group, Inc. (a)	28,026	2,843,238
Apollo Investment Corp. (b)	105,483	1,076,981
Eaton Vance Corp. (b)	63,846	1,930,065
Greenhill & Co., Inc. (b)	13,739	739,433
Jefferies Group, Inc. (b)	76,736	1,565,414
Raymond James Financial, Inc.	54,488	1,751,789
SEI Investments Co.	77,781	1,750,850
Waddell & Reed Financial, Inc. (Class A) (b)	46,490	1,689,912

		13,347,682

Chemicals—3.3%
Albemarle Corp.	49,369	3,416,335
Ashland, Inc.	42,609	2,753,394
Cabot Corp.	35,305	1,407,610
Cytec Industries, Inc.	26,493	1,515,135
Intrepid Potash, Inc. (a)	23,884	776,230
Lubrizol Corp.	34,616	4,647,890
Minerals Technologies, Inc. (b)	9,836	652,028
NewMarket Corp. (b)	5,144	878,132
Olin Corp. (b)	42,905	972,227

Security Description	Shares	Value*

Chemicals—(Continued)
RPM International, Inc.	70,225	$1,616,580
Sensient Technologies Corp. (b)	26,954	999,185
The Scotts Miracle-Gro Co. (b)	24,135	1,238,367
Valspar Corp. (b)	50,434	1,818,650

		22,691,763

Commercial Banks—3.3%
Associated Banc-Corp. (b)	93,312	1,297,037
BancorpSouth, Inc. (b)	39,556	490,890
Bank of Hawaii Corp.	25,682	1,194,727
Cathay General Bancorp (b)	42,337	693,903
City National Corp. (b)	25,482	1,382,398
Commerce Bancshares, Inc.	41,747	1,795,121
Cullen/Frost Bankers, Inc. (b)	32,981	1,874,970
East West Bancorp, Inc.	80,072	1,618,255
FirstMerit Corp. (b)	58,819	971,102
Fulton Financial Corp. (b)	107,286	1,149,033
Hancock Holding Co. (b)	44,966	1,393,047
International Bancshares Corp. (b)	28,430	475,634
Prosperity Bancshares, Inc. (b)	25,244	1,106,192
SVB Financial Group (a) (b)	23,091	1,378,763
Synovus Financial Corp. (b)	422,803	879,430
TCF Financial Corp. (b)	85,625	1,181,625
Trustmark Corp. (b)	30,663	717,821
Valley National Bancorp (b)	91,449	1,244,621
Webster Finanical Corp. (b)	39,592	832,224
Westamerica Bancorp (b)	15,548	765,739

		22,442,532

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (a) (b)	12,399	1,280,197
Copart, Inc. (a) (b)	32,169	1,499,075
Corrections Corp. of America (a)	57,771	1,250,742
Deluxe Corp. (b)	27,683	684,047
Herman Miller, Inc. (b)	30,845	839,601
HNI Corp. (b)	24,083	604,965
Mine Safety Appliances Co. (b)	16,750	625,445
Rollins, Inc. (b)	34,132	695,610
The Brink’s Co. (b)	25,087	748,345
Waste Connections, Inc. (b)	61,153	1,940,385

		10,168,412

Communications Equipment—1.4%
ADTRAN, Inc. (b)	34,819	1,347,844
Ciena Corp. (a) (b)	51,152	940,174
Plantronics, Inc. (b)	25,899	946,090
Polycom, Inc. (a)	47,508	3,054,764
Riverbed Technology, Inc. (a)	82,642	3,271,797

		9,560,669

Computers & Peripherals—0.5%
Diebold, Inc.	35,154	1,090,126
NCR Corp. (a)	85,392	1,613,055
QLogic Corp. (a)	56,407	897,999

		3,601,180

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—1.2%
Aecom Technology Corp. (a) (b)	64,178	$1,754,627
Granite Construction, Inc. (b)	18,308	449,095
KBR, Inc.	81,598	3,075,429
The Shaw Group, Inc. (a)	38,873	1,174,353
URS Corp. (a)	42,338	1,894,202

		8,347,706

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	24,546	1,962,944

Containers & Packaging—1.7%
Aptargroup, Inc.	36,191	1,894,237
Greif, Inc.	16,782	1,091,333
Packaging Corp. of America	54,005	1,511,600
Rock-Tenn Co.	36,639	2,430,631
Silgan Holdings, Inc. (b)	26,415	1,082,223
Sonoco Products Co.	53,676	1,907,645
Temple-Inland, Inc.	58,317	1,734,348

		11,652,017

Distributors—0.3%
LKQ Corp. (a)	78,548	2,049,317

Diversified Consumer Services—1.0%
Career Education Corp. (a) (b)	33,840	715,716
ITT Educational Services, Inc. (a) (b)	12,393	969,628
Matthews International Corp. (b)	15,890	637,984
Regis Corp. (b)	31,103	476,498
Service Corp. International	128,577	1,501,779
Sotheby’s (b)	36,369	1,582,051
Strayer Education, Inc. (b)	6,592	833,163

		6,716,819

Diversified Financial Services—0.4%
MSCI, Inc. (a)	64,684	2,437,293

Diversified Telecommunication Services—0.2%
tw telecom, inc. (a)	81,123	1,665,455

Electric Utilities—1.6%
Cleco Corp. (b)	32,832	1,144,195
DPL, Inc. (b)	62,961	1,898,904
Great Plains Energy, Inc.	73,196	1,517,353
Hawaiian Electric Industries, Inc. (b)	51,305	1,234,398
IDACORP, Inc. (b)	26,684	1,054,018
NV Energy, Inc.	126,987	1,949,251
PNM Resources, Inc.	46,666	781,189
Westar Energy, Inc. (b)	61,212	1,647,215

		11,226,523

Electrical Equipment—1.7%
Acuity Brands, Inc. (b)	23,317	1,300,622
AMETEK, Inc.	86,587	3,887,756
Hubbell, Inc. (Class B)	32,444	2,107,238
Regal-Beloit Corp.	20,803	1,389,017

Security Description	Shares	Value*

Electrical Equipment—(Continued)
Thomas & Betts Corp. (a)	28,228	$1,520,078
Woodward Governor Co. (b)	31,849	1,110,256

		11,314,967

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc. (a)	62,489	2,593,294
Avnet, Inc. (a)	82,257	2,622,353
Ingram Micro, Inc. (a)	86,700	1,572,738
Itron, Inc. (a) (b)	21,858	1,052,681
National Instruments Corp.	48,058	1,426,842
Tech Data Corp. (a)	24,987	1,221,614
Trimble Navigation, Ltd. (a)	66,025	2,617,231
Vishay Intertechnology, Inc. (a) (b)	89,065	1,339,538

		14,446,291

Energy Equipment & Services—2.9%
Atwood Oceanics, Inc. (a)	30,345	1,339,125
CARBO Ceramics, Inc. (b)	10,226	1,666,327
Dresser-Rand Group, Inc. (a) (b)	42,952	2,308,670
Dril-Quip, Inc. (a) (b)	18,549	1,258,179
Exterran Holdings, Inc. (a) (b)	34,415	682,449
Helix Energy Solutions Group, Inc. (a) (b)	57,078	945,212
Oceaneering International, Inc.	58,436	2,366,658
Oil States International, Inc. (a)	27,579	2,203,838
Patterson-UTI Energy, Inc.	83,195	2,629,794
Superior Energy Services, Inc. (a)	42,887	1,592,823
Tidewater, Inc. (b)	27,931	1,502,967
Unit Corp. (a)	21,526	1,311,579

		19,807,621

Food & Staples Retailing—0.4%
BJ’s Wholesale Club, Inc. (a)	29,439	1,482,254
Ruddick Corp. (b)	23,016	1,002,116

		2,484,370

Food Products—2.2%
Corn Products International, Inc.	41,080	2,270,902
Flowers Foods, Inc. (b)	60,497	1,333,343
Green Mountain Coffee Roasters, Inc. (a)	67,235	6,001,396
Lancaster Colony Corp. (b)	10,195	620,060
Ralcorp Holdings, Inc. (a)	29,637	2,565,972
Smithfield Foods, Inc. (a)	89,405	1,955,287
Tootsie Roll Industries, Inc. (b)	13,443	393,342

		15,140,302

Gas Utilities—2.0%
AGL Resources, Inc.	42,135	1,715,316
Atmos Energy Corp.	48,635	1,617,114
Energen Corp.	38,806	2,192,539
National Fuel Gas Co.	44,522	3,241,201
Questar Corp.	95,559	1,692,350
UGI Corp.	60,116	1,917,099
WGL Holdings, Inc. (b)	27,581	1,061,593

		13,437,212

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.0%
Gen-Probe, Inc. (a)	25,813	$1,784,969
Hill-Rom Holdings, Inc. (b)	34,010	1,565,820
Hologic, Inc. (a)	140,811	2,840,158
IDEXX Laboratories, Inc. (a)	30,875	2,394,665
Immucor, Inc. (a) (b)	37,848	772,856
Kinetic Concepts, Inc. (a) (b)	33,162	1,911,126
Masimo Corp. (a) (b)	32,176	954,984
ResMed, Inc. (a) (b)	82,332	2,548,175
STERIS Corp. (b)	31,885	1,115,337
Teleflex, Inc. (b)	21,686	1,324,147
The Cooper Cos., Inc. (b)	25,270	2,002,395
Thoratec Corp. (a)	30,802	1,010,922

		20,225,554

Health Care Providers & Services—3.3%
Catalyst Health Solutions, Inc. (a) (b)	26,793	1,495,585
Community Health Systems, Inc. (a)	50,585	1,299,023
Health Management Associates, Inc. (a)	136,311	1,469,433
Health Net, Inc. (a)	48,723	1,563,521
Henry Schein, Inc. (a) (b)	49,670	3,555,876
Kindred Healthcare, Inc. (a) (b)	27,843	597,789
LifePoint Hospitals, Inc. (a) (b)	28,262	1,104,479
Lincare Holdings, Inc. (b)	50,993	1,492,565
Mednax, Inc. (a)	25,858	1,866,689
Omnicare, Inc. (b)	62,426	1,990,765
Owens & Minor, Inc. (b)	34,321	1,183,731
Universal Health Services, Inc. (Class B)	52,589	2,709,911
VCA Antech, Inc. (a) (b)	46,531	986,457
WellCare Health Plans, Inc. (a) (b)	22,916	1,178,112

		22,493,936

Health Care Technology—0.3%
Allscripts Heathcare Solutions, Inc. (a) (b)	102,421	1,989,016

Hotels, Restaurants & Leisure—1.4%
Bally Technologies, Inc. (a)	23,222	944,671
Bob Evans Farms, Inc. (b)	16,316	570,571
Brinker International, Inc.	45,652	1,116,648
International Speedway Corp.	15,707	446,236
Life Time Fitness, Inc. (a) (b)	22,757	908,232
Panera Bread Co. (a) (b)	16,375	2,057,682
Scientific Games Corp. (a) (b)	34,202	353,649
The Cheesecake Factory, Inc. (a) (b)	31,379	984,359
Wendy’s/Arby’s Group, Inc. (b)	173,718	880,750
WMS Industries, Inc. (a) (b)	30,826	946,975

		9,209,773

Household Durables—1.4%
American Greetings Corp. (b)	21,764	523,207
KB Home (b)	38,875	380,197
MDC Holdings, Inc. (b)	20,372	501,966
Mohawk Industries, Inc. (a)	30,347	1,820,517
NVR, Inc. (a)	3,168	2,298,321
Ryland Group, Inc. (b)	23,893	394,951
Toll Brothers, Inc. (a) (b)	78,838	1,635,100

Security Description	Shares	Value*

Household Durables—(Continued)
Tupperware Brands Corp.	33,601	$2,266,387

		9,820,646

Household Products—0.9%
Church & Dwight Co., Inc.	76,970	3,120,364
Energizer Holdings, Inc. (a)	37,519	2,714,875

		5,835,239

Industrial Conglomerates—0.2%
Carisle Cos., Inc. (b)	32,957	1,622,473

Insurance—3.7%
American Financial Group, Inc.	40,660	1,451,155
Arthur J. Gallagher & Co.	59,476	1,697,445
Aspen Insurance Holdings, Ltd.	38,113	980,647
Brown & Brown, Inc.	63,107	1,619,326
Everest Re Group, Ltd.	29,230	2,389,553
Fidelity National Financial, Inc. (b)	120,210	1,892,105
First American Financial Corp. (b)	56,627	886,213
HCC Insurance Holdings, Inc.	61,206	1,927,989
Mercury General Corp.	19,185	757,616
Old Republic International Corp. (b)	137,320	1,613,510
Protective Life Corp.	46,145	1,067,334
Reinsurance Group of America, Inc.	39,793	2,421,802
StanCorp Financial Group, Inc. (b)	24,355	1,027,537
The Hanover Insurance Group, Inc.	24,465	922,575
Transatlantic Holdings, Inc.	33,638	1,648,598
Unitrin, Inc.	26,364	782,220
W.R. Berkley Corp.	62,534	2,028,603

		25,114,228

Internet Software & Services—1.1%
AOL, Inc. (a) (b)	57,572	1,143,380
Digital River, Inc. (a) (b)	21,349	686,584
Equinix, Inc. (a)	25,220	2,547,724
Rackspace Hosting, Inc. (a)	53,603	2,290,992
ValueClick, Inc. (a) (b)	42,363	703,226

		7,371,906

IT Services—2.2%
Acxiom Corp. (a) (b)	43,691	572,789
Alliance Data Systems Corp. (a)	27,471	2,584,197
Broadridge Financial Solutions, Inc.	66,421	1,598,754
Convergys Corp. (a) (b)	65,331	891,115
CoreLogic, Inc. (a)	58,771	982,063
DST Systems, Inc.	19,263	1,017,086
Gartner, Inc. (Class A) (a)	46,606	1,877,756
Global Payments, Inc.	43,109	2,198,559
Lender Processing Services, Inc.	46,500	972,315
Mantech International Corp. (a) (b)	12,232	543,345
NeuStar, Inc. (a)	39,695	1,040,009
SRA International, Inc. (a) (b)	23,263	719,292

		14,997,280

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—0.4%
Eastman Kodak Co. (a) (b)	144,854	$518,577
Polaris Industries, Inc. (b)	18,505	2,057,201

		2,575,778

Life Sciences Tools & Services—1.6%
Bio-Rad Laboratories, Inc. (a)	10,554	1,259,725
Charles River Laboratories International, Inc. (a)	27,813	1,130,599
Covance, Inc. (a) (c)	32,660	1,939,024
Mettler-Toledo International, Inc. (a)	17,307	2,919,172
Pharmaceutical Product Development, Inc.	60,970	1,636,435
Techne Corp.	19,990	1,666,566

		10,551,521

Machinery—5.5%
AGCO Corp. (a)	51,046	2,519,631
Bucyrus International, Inc.	43,857	4,019,933
Crane Co.	24,818	1,226,257
Donaldson Co., Inc.	41,099	2,493,887
Gardner Denver, Inc.	28,149	2,365,924
Graco, Inc. (b)	32,654	1,654,252
Harsco Corp.	43,434	1,415,948
IDEX Corp. (b)	44,624	2,046,010
Kennametal, Inc.	44,044	1,859,097
Lincoln Electric Holdings, Inc. (b)	45,416	1,628,164
Nordson Corp. (b)	36,746	2,015,518
Oshkosh Corp. (a) (b)	49,045	1,419,362
Pentair, Inc.	52,990	2,138,676
SPX Corp.	27,459	2,269,761
Terex Corp. (b)	59,010	1,678,835
Timkin Co.	43,753	2,205,151
Trinity Industries, Inc. (b)	43,017	1,500,433
Valmont Industries, Inc. (b)	11,520	1,110,413
Wabtec Corp.	25,995	1,708,391

		37,275,643

Marine—0.4%
Alexander & Baldwin, Inc.	22,393	1,078,447
Kirby Corp. (a) (b)	28,899	1,637,706

		2,716,153

Media—0.8%
AMC Networks, Inc. (a)	30,981	1,347,673
DreamWorks Animation SKG, Inc. (a) (b)	38,215	768,122
John Wiley & Sons, Inc. (b)	25,206	1,310,964
Lamar Advertising Co. (Class A) (a) (b)	30,989	848,169
Meredith Corp. (b)	19,613	610,553
Scholastic Corp. (b)	12,822	341,065
The New York Times Co. (Class A) (a) (b)	64,186	559,702

		5,786,248

Metals & Mining—1.2%
Carpenter Technology Corp.	23,701	1,367,074
Commercial Metals Co.	62,152	891,881
Compass Minerals International, Inc.	17,700	1,523,439

Security Description	Shares	Value*

Metals & Mining—(Continued)
Reliance Steel & Aluminum Co.	40,285	$2,000,150
Steel Dynamics, Inc.	117,597	1,910,951
Worthington Industries, Inc. (b)	29,990	692,769

		8,386,264

Multi-Utilities—1.7%
Alliant Energy Corp. (b)	59,733	2,428,744
Black Hills Corp. (b)	21,218	638,450
MDU Resources Group, Inc.	101,649	2,287,102
NSTAR (b)	55,773	2,564,443
OGE Energy Corp.	52,716	2,652,669
Vectren Corp.	43,998	1,225,784

		11,797,192

Multiline Retail—0.9%
99 Cents Only Stores (a)	25,408	514,258
Dollar Tree, Inc. (a) (c)	65,836	4,385,994
Saks, Inc. (a) (b)	88,034	983,340

		5,883,592

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a)	29,418	1,240,557

Oil, Gas & Consumable Fuels—3.8%
Arch Coal, Inc.	114,331	3,048,065
Bill Barrett Corp. (a) (b)	25,409	1,177,707
Cimarex Energy Co.	46,056	4,141,356
Comstock Resources, Inc. (a) (b)	25,642	738,233
Forest Oil Corp. (a)	61,171	1,633,877
Frontier Oil Corp.	56,939	1,839,699
HollyFrontier Corp.	28,688	1,990,947
Northern Oil & Gas, Inc. (a) (b)	29,234	647,533
Overseas Shipholding Group, Inc. (b)	14,435	388,879
Patriot Coal Corp. (a) (b)	49,152	1,094,124
Plains Exploration & Production Co. (a)	75,917	2,893,956
Quicksilver Resources, Inc. (a) (b)	63,569	938,278
SM Energy Co.	34,258	2,517,278
Southern Union Co.	67,145	2,695,872

		25,745,804

Paper & Forest Products—0.4%
Domtar Corp.	22,093	2,092,649
Louisiana-Pacific Corp. (a) (b)	71,152	579,177

		2,671,826

Pharmaceuticals—1.1%
Endo Pharmaceuticals Holdings, Inc. (a)	62,751	2,520,707
Medicis Pharmaceutical Corp. (b)	33,240	1,268,771
Perrigo Co. (b)	44,933	3,948,263

		7,737,741

Professional Services—0.9%
FTI Consulting, Inc. (a) (b)	22,641	859,000
Korn/Ferry International (a) (b)	25,288	556,083

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—(Continued)
Manpower, Inc.	44,255	$2,374,281
The Corporate Executive Board Co. (b)	18,583	811,148
Towers Watson & Co.	24,296	1,596,490

		6,197,002

Real Estate Investment Trusts—7.4%
Alexandria Real Estate Equities, Inc.	33,255	2,574,602
BRE Properties, Inc.	39,535	1,972,006
Camden Property Trust	37,787	2,404,009
Corporate Office Properties Trust (b)	38,283	1,190,984
Cousins Properties, Inc. (b)	55,796	476,498
Duke Realty Corp. (b)	136,021	1,905,654
Equity One, Inc. (b)	33,336	621,383
Essex Property Trust, Inc. (b)	17,546	2,373,798
Federal Realty Investment Trust (b)	33,511	2,854,467
Highwoods Properties, Inc. (b)	38,832	1,286,504
Hospitality Properties Trust	66,464	1,611,752
Liberty Property Trust (b)	62,050	2,021,589
Mack-Cali Realty Corp.	46,815	1,542,086
Nationwide Health Properties, Inc. (b)	68,202	2,824,245
Omega Healthcare Investors, Inc. (b)	54,710	1,149,457
Potlatch Corp. (b)	21,613	762,291
Rayonier, Inc.	43,684	2,854,749
Realty Income Corp. (b)	68,287	2,286,932
Regency Centers Corp. (b)	48,402	2,128,236
Senior Housing Properties Trust	81,765	1,914,119
SL Green Realty Corp.	44,630	3,698,488
Taubman Centers, Inc.	30,085	1,781,032
The Macerich Co.	70,479	3,770,626
UDR, Inc. (b)	102,180	2,508,519
Weingarten Realty Investors (b)	65,012	1,635,702

		50,149,728

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	23,113	2,179,556

Road & Rail—1.3%
Con-way, Inc. (b)	29,839	1,158,052
J.B. Hunt Transport Services, Inc.	46,610	2,194,865
Kansas City Southern (a)	59,085	3,505,513
Landstar System, Inc.	25,780	1,198,254
Werner Enterprises, Inc. (b)	23,909	598,920

		8,655,604

Semiconductors & Semiconductor Equipment—3.2%
Atmel Corp. (a) (c)	246,320	3,465,722
Cree, Inc. (a) (b)	58,942	1,979,862
Cypress Semiconductor Corp. (a)	90,471	1,912,557
Fairchild Semiconductor International, Inc. (a)	68,701	1,147,994
Integrated Device Technology, Inc. (a) (b)	79,778	627,055
International Rectifier Corp. (a)	37,559	1,050,525
Intersil Corp. (b)	67,636	869,123
Lam Research Corp. (a)	67,028	2,968,000
RF Micro Devices, Inc. (a) (b)	149,065	912,278
Semtech Corp. (a) (b)	35,130	960,454
Silicon Laboratories, Inc. (a)	23,973	989,126

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Skyworks Solutions, Inc. (a)	100,246	$2,303,653
Varian Semiconductor Equipment Associates, Inc. (a)	40,605	2,494,771

		21,681,120

Software—4.4%
ACI Worldwide, Inc. (a) (b)	17,992	607,590
Advent Software, Inc. (a) (b)	17,500	492,975
ANSYS, Inc. (a)	49,431	2,702,393
Cadence Design Systems, Inc. (a) (b)	144,802	1,529,109
Concur Technologies, Inc. (a) (b)	25,256	1,264,568
FactSet Research Systems, Inc. (b)	24,843	2,541,936
Fair Isaac Corp. (b)	21,446	647,669
Informatica Corp. (a)	56,952	3,327,705
Jack Henry & Associates, Inc. (b)	46,481	1,394,895
Mentor Graphics Corp. (a)	59,804	766,089
MICROS Systems, Inc. (a)	43,673	2,170,985
Parametric Technology Corp. (a) (b)	63,922	1,465,732
Quest Software, Inc. (a) (b)	32,780	745,089
Rovi Corp. (a)	60,806	3,487,832
Solera Holdings, Inc.	38,038	2,250,328
Synopsys, Inc. (a)	78,974	2,030,422
TIBCO Software, Inc. (a)	87,065	2,526,626

		29,951,943

Specialty Retail—3.7%
Aaron’s, Inc.	38,770	1,095,640
Advance Auto Parts, Inc. (b)	41,263	2,413,473
Aeropostale, Inc. (a) (b)	43,464	760,620
American Eagle Outfitters, Inc. (b)	104,922	1,337,756
ANN, Inc. (a) (b)	28,026	731,479
Ascena Retail Group, Inc. (a) (b)	37,061	1,261,927
Barnes & Noble, Inc.	21,085	349,589
Chico’s FAS, Inc. (b)	94,866	1,444,809
Collective Brands, Inc. (a) (b)	33,141	486,841
Dick’s Sporting Goods, Inc. (a) (b)	49,153	1,889,933
Foot Locker, Inc.	82,831	1,968,065
Guess?, Inc.	34,399	1,446,822
Office Depot, Inc. (a)	152,633	644,111
PetSmart, Inc.	61,053	2,769,975
RadioShack Corp.	57,102	760,028
Rent-A-Center, Inc. (a) (b)	34,256	1,046,863
Tractor Supply Co.	38,898	2,601,498
Williams-Sonoma, Inc.	56,523	2,062,524

		25,071,953

Textiles, Apparel & Luxury Goods—1.8%
Deckers Outdoor Corp. (a)	20,825	1,835,516
Fossil, Inc. (a)	26,913	3,168,198
Hanesbrands, Inc. (a)	51,966	1,483,629
Phillips-Van Heusen Corp.	36,258	2,373,811
The Timberland Co. (Class A) (a) (b)	21,184	910,277
The Warnaco Group, Inc. (a) (b)	23,689	1,237,750
Under Armour, Inc. (a) (b)	19,209	1,485,048

		12,494,229

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—1.1%
Astoria Financial Corp. (b)	44,545	$569,731
First Niagara Financial Group, Inc.	163,251	2,154,913
New York Community Bancorp, Inc. (b)	235,475	3,529,770
Washington Federal, Inc.	59,806	982,613

		7,237,027

Tobacco—0.1%
Universal Corp. (b)	12,470	469,745

Trading Companies & Distributors—0.7%
GATX Corp. (b)	24,978	927,183
MSC Industrial Direct Co.	24,331	1,613,389
United Rentals, Inc. (a) (b)	33,652	854,761
Watsco, Inc.	15,248	1,036,711

		4,432,044

Water Utilities—0.2%
Aqua America, Inc. (b)	74,418	1,635,708

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc. (b)	49,090	1,525,717

Total Common Stock (Identified Cost $529,180,380)		644,864,922

Mutual Funds—2.6%

Exchange Traded Funds—2.6%
SPDR S&P MidCap 400 ETF Trust	99,500	17,651,300

Total Mutual Funds (Identified Cost $17,994,510)		17,651,300

Short Term Investments—25.9%

Discount Notes—2.1%
Federal Home Loan Bank 0.010%, 07/15/11	$100,000	99,998
0.010%, 08/05/11	2,325,000	2,324,965
0.010%, 08/17/11	1,850,000	1,849,865
0.010%, 08/24/11	675,000	674,935
Federal Home Loan Mortgage Corp. 0.010%, 07/18/11	4,575,000	4,574,924

Security Description	Shares/Par Amount	Value*

Discount Notes—(Continued)
Federal National Mortgage Association 0.010%, 07/15/11	$350,000	$349,996
0.010%, 07/20/11	3,250,000	3,249,871
0.010%, 07/25/11	925,000	924,975

		14,049,529

Mutual Funds—23.4%
State Street Navigator Securities Lending Prime Portfolio (d)	159,081,674	159,081,674

U.S. Treasury—0.4%
U.S. Treasury Bills 0.010%, 08/18/11	1,025,000	1,024,963
0.010%, 11/03/11	1,975,000	1,974,673

		2,999,636

Total Short Term Investments (Identified Cost $176,130,839)		176,130,839

Total Investments—123.4% (Identified Cost $723,305,729) (e)		838,647,061
Liabilities in excess of other assets		(159,023,564)

Net Assets—100.0%		$679,623,497

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $156,182,196 and the collateral received consisted of cash in the amount of $159,081,674 and non-cash collateral with a value of $13,392. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $725,055,330. The aggregate unrealized appreciation and depreciation of investments was $153,635,218 and $(40,043,487), respectively, resulting in net unrealized appreciation of $113,591,731 for federal income tax purposes.

Futures Contracts
Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Net Unrealized Appreciation
S&P MidCap 400 Index Futures	9/15/2011	34	$16,112,770	$16,600,500	$487,730

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$644,864,922	$—	$—	$644,864,922
Mutual Funds
Exchange Traded Funds	17,651,300	—	—	17,651,300
Short Term Investments
Discount Notes	—	14,049,529	—	14,049,529
Mutual Funds	159,081,674	—	—	159,081,674
U.S. Treasury	—	2,999,636	—	2,999,636
Total Short Term Investments	159,081,674	17,049,165	—	176,130,839
Total Investments	$821,597,896	$17,049,165	$—	$838,647,061

Futures Contracts**
Futures Contracts (Appreciation)	$487,730	$—	$—	$487,730

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$838,647,061
Cash		22,705
Receivable for:
Securities sold		3,726,269
Fund shares sold		774,187
Accrued interest and dividends		534,865
Futures variation margin		91,800

Total Assets		843,796,887
Liabilities
Payable for:
Securities purchased	$4,224,032
Fund shares redeemed	535,420
Collateral for securities loaned	159,081,674
Accrued expenses:
Management fees	134,934
Distribution and service fees	80,231
Deferred directors’ fees	23,537
Other expenses	93,562

Total Liabilities		164,173,390

Net Assets		$679,623,497

Net assets consists of:
Paid in surplus		$551,110,561
Undistributed net investment income		2,663,694
Accumulated net realized gains		10,020,180
Unrealized appreciation on investments		115,829,062

Net Assets		$679,623,497

Net Assets
Class A		$272,152,226
Class B		295,092,596
Class E		45,057,113
Class G		67,321,562

Capital Shares (Authorized) Outstanding
Class A (35,000,000)		18,981,527
Class B (35,000,000)		20,761,829
Class E (7,500,000)		3,158,089
Class G (10,000,000)		4,752,773

Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.34
Class B		14.21
Class E		14.27
Class G		14.16

(a)	Identified cost of investments was $723,305,729.
(b)	Includes securities on loan with a value of $156,182,196.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends		$4,117,755
Interest (a)		155,626

		4,273,381
Expenses
Management fees	$822,004
Distribution and service fees—Class B	354,853
Distribution and service fees—Class E	34,780
Distribution and service fees—Class G	86,194
Directors’ fees and expenses	24,547
Custodian and accounting	36,533
Audit and tax services	16,763
Legal	3,965
Shareholder reporting	77,528
Insurance	3,092
Miscellaneous	4,687

Total expenses	1,464,946
Management fee waivers	(16,583)	1,448,363

Net Investment Income		2,825,018

Net Realized and Unrealized Gain
Net realized gain on:
Investments	17,489,652
Futures contracts	992,570	18,482,222

Net change in unrealized appreciation on:
Investments	30,062,157
Futures contracts	206,535	30,268,692

Net realized and unrealized gain		48,750,914

Net Increase in Net Assets From Operations		$51,575,932

(a)	Includes net income on securities loaned of $149,089.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,825,018	$4,905,368
Net realized gain	18,482,222	28,428,604
Net change in unrealized appreciation	30,268,692	92,185,813

Increase in net assets from operations	51,575,932	125,519,785

From Distributions to Shareholders
Net investment income
Class A	(2,338,598)	(2,255,122)
Class B	(1,907,034)	(1,817,256)
Class E	(340,737)	(400,350)
Class G	(379,177)	(118,391)

	(4,965,546)	(4,591,119)

Net realized capital gain
Class A	(10,735,454)	(284,259)
Class B	(11,461,866)	(283,946)
Class E	(1,822,472)	(57,193)
Class G	(2,429,231)	(20,180)

	(26,449,023)	(645,578)

Total distributions	(31,414,569)	(5,236,697)

Increase in net assets from capital share transactions	46,043,785	19,584,660

Total increase in net assets	66,205,148	139,867,748

Net Assets
Beginning of the period	613,418,349	473,550,601

End of the period	$679,623,497	$613,418,349

Undistributed Net Investment Income
End of the period	$2,663,694	$4,804,222

Other Information

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,185,234	$17,233,263	2,031,032	$24,732,824
Reinvestments	904,779	13,074,052	201,378	2,539,381
Redemptions	(1,660,625)	(24,161,510)	(3,045,674)	(36,769,075)

Net increase (decrease)	429,388	$6,145,805	(813,264)	$(9,496,870)

Class B
Sales	1,586,800	$22,779,507	3,147,835	$37,415,035
Reinvestments	932,931	13,368,900	167,828	2,101,202
Redemptions	(1,238,499)	(17,719,756)	(2,493,570)	(29,678,256)

Net increase	1,281,232	$18,428,651	822,093	$9,837,981

Class E
Sales	178,046	$2,565,568	327,290	$3,943,871
Reinvestments	150,327	2,163,209	36,429	457,543
Redemptions	(567,461)	(8,173,509)	(1,016,243)	(12,176,731)

Net decrease	(239,088)	$(3,444,732)	(652,524)	$(7,775,317)

Class G
Sales	1,898,324	$27,110,210	2,663,062	$31,896,204
Reinvestments	196,529	2,808,408	11,103	138,571
Redemptions	(353,362)	(5,004,557)	(428,092)	(5,015,909)

Net increase	1,741,491	$24,914,061	2,246,073	$27,018,866

Increase derived from capital share transactions		$46,043,785		$19,584,660

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.88		$11.10	$8.66	$15.03	$14.64	$14.43

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.13 (a)	0.15 (a)	0.18 (a)	0.20 (a)	0.18
Net realized and unrealized gain (loss) on investments	0.52		2.79	2.85	(5.12)	0.95	1.27

Total from investment operations	0.59		2.92	3.00	(4.94)	1.15	1.45

Less Distributions
Distributions from net investment income	(0.13)		(0.12)	(0.17)	(0.19)	(0.12)	(0.19)
Distributions from net realized capital gains	0.00		(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.13)		(0.14)	(0.56)	(1.43)	(0.76)	(1.24)

Net Asset Value, End of Period	$14.34		$13.88	$11.10	$8.66	$15.03	$14.64

Total Return (%)	8.47	(b)	26.28	36.99	(36.17)	7.78	10.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(c)	0.31	0.34	0.33	0.32	0.34
Net ratio of expenses to average net assets (%) (d)	0.30	(c)	0.30	0.34	0.32	0.31	0.33
Ratio of net investment income to average net assets (%)	1.00	(c)	1.07	1.59	1.52	1.33	1.28
Portfolio turnover rate (%)	24	(c)	22	21	33	37	34
Net assets, end of period (in millions)	$272.15		$257.41	$214.99	$166.32	$277.84	$261.59

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.75		$11.01	$8.58	$14.91	$14.53	$14.32

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.10 (a)	0.12 (a)	0.15 (a)	0.16 (a)	0.14
Net realized and unrealized gain (loss) on investments	0.51		2.76	2.85	(5.09)	0.94	1.26

Total from investment operations	0.56		2.86	2.97	(4.94)	1.10	1.40

Less Distributions
Distributions from net investment income	(0.10)		(0.10)	(0.15)	(0.15)	(0.08)	(0.14)
Distributions from net realized capital gains	0.00		(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.10)		(0.12)	(0.54)	(1.39)	(0.72)	(1.19)

Net Asset Value, End of Period	$14.21		$13.75	$11.01	$8.58	$14.91	$14.53

Total Return (%)	8.25	(b)	25.99	36.78	(36.38)	7.52	9.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(c)	0.56	0.59	0.58	0.57	0.59
Net ratio of expenses to average net assets (%) (d)	0.55	(c)	0.55	0.59	0.57	0.56	0.58
Ratio of net investment income to average net assets (%)	0.75	(c)	0.83	1.34	1.29	1.07	1.03
Portfolio turnover rate (%)	24	(c)	22	21	33	37	34
Net assets, end of period (in millions)	$295.09		$267.85	$205.42	$133.39	$192.04	$157.77

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.80		$11.05	$8.61	$14.96	$14.57	$14.37

Income (Loss) From Investment Operations
Net investment income	0.06	(a)	0.11 (a)	0.13 (a)	0.17 (a)	0.18 (a)	0.17
Net realized and unrealized gain (loss) on investments	0.52		2.76	2.86	(5.12)	0.95	1.24

Total from investment operations	0.58		2.87	2.99	(4.95)	1.13	1.41

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.16)	(0.16)	(0.10)	(0.16)
Distributions from net realized capital gains	0.00		(0.02)	(0.39)	(1.24)	(0.64)	(1.05)

Total distributions	(0.11)		(0.12)	(0.55)	(1.40)	(0.74)	(1.21)

Net Asset Value, End of Period	$14.27		$13.80	$11.05	$8.61	$14.96	$14.57

Total Return (%)	8.38	(b)	26.08	36.93	(36.32)	7.66	9.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(c)	0.46	0.49	0.48	0.47	0.49
Net ratio of expenses to average net assets (%) (d)	0.45	(c)	0.45	0.49	0.47	0.46	0.48
Ratio of net investment income to average net assets (%)	0.85	(c)	0.92	1.45	1.36	1.18	1.12
Portfolio turnover rate (%)	24	(c)	22	21	33	37	34
Net assets, end of period (in millions)	$45.06		$46.89	$44.75	$37.99	$69.90	$70.16

	Class G
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(e)
Net Asset Value, Beginning of Period	$13.70		$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income	0.05	(a)	0.10 (a)	0.09	(a)
Net realized and unrealized gain on investments	0.51		2.74	2.69

Total from investment operations	0.56		2.84	2.78

Less Distributions
Distributions from net investment income	(0.10)		(0.09)	0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00

Total distributions	(0.10)		(0.11)	0.00

Net Asset Value, End of Period	$14.16		$13.70	$10.97

Total Return (%)	8.23	(b)	25.92	33.94	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(c)	0.61	0.64	(c)
Net ratio of expenses to average net assets (%) (d)	0.60	(c)	0.60	0.64	(c)
Ratio of net investment income to average net assets (%)	0.72	(c)	0.82	1.35	(c)
Portfolio turnover rate (%)	24	(c)	22	21
Net assets, end of period (in millions)	$67.32		$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2011 were $822,004.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2011 were $80,598.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1.0 billion
0.010%	Of the next $1.0 billion
0.015%	On amounts over $2.0 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$92,258,711	$0	$76,965,936

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below is the certain type of derivative instrument utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2011, the unrealized appreciation on open equity index futures contracts was $487,730. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $992,570 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $206,535 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$5,236,697	$6,458,457	$—	$15,131,693	$—	$—	$5,236,697	$21,590,150

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$9,355,197	$21,915,666	$77,097,827	$—	$108,368,690

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-21

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 4.61% and 4.48% respectively compared to the 4.40% return of its primary index, the Dow Jones Moderate Index1.

MARKET ENVIRONMENT/CONDITIONS

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery – due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth – led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed Treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continued to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 40% to fixed income and 60% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months were a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock – which struggled during 2009 and 2010 – was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sectors it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. Artisan had strong stock selection in the Information Technology sector. It held large relative weights in Arrow Electronics and National Semiconductor, both of which were up strongly during the period. The Neuberger portfolio also had good overall stock selection, especially in the Industrials sector: railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to stock selection in the Materials sector. It held Sino-Forest Corp., a Chinese forest plantation operator which fell sharply in June. The Pioneer Fund Portfolio detracted from relative performance due to stock selection. Among the stocks that hurt performance were retailer Target Corp. and automaker Ford Motor Co. The Third Avenue Small Cap Value Portfolio also detracted from relative performance due to its weak stock selection in the Consumer Discretionary sector. It owned Skyline Corp., a manufacturer of mobile homes and recreation campers.

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Australian mining company Iluka Resources, auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed; the Clarion Global Real Estate Portfolio helped performance, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performing energy related stocks. In contrast to 2010 and 2009, when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index during the six-month period.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio, the BlackRock High Yield Portfolio, and the Western Asset Management Strategic Bond Opportunities Portfolio all posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The PIMCO Total Return Portfolio narrowly beat the broad fixed income benchmark component, and its large allocation within the Portfolio made it a major contributor to relative returns. Its exposure to emerging market bonds and strong security selection offset its short duration exposure which detracted from performance. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	4.61	20.76	4.23	5.28
Class B	4.48	20.43	3.97	5.01
Dow Jones Moderate Index	4.40	20.74	5.36	6.51

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	13.2
BlackRock Bond Income Portfolio, (Class A)	8.1
Western Asset Management U.S. Government Portfolio, (Class A)	5.1
MFS Value Portfolio, (Class A)	5.0
Davis Venture Value Portfolio, (Class A)	4.9
Harris Oakmark International Portfolio, (Class A)	4.0
MFS Research International Portfolio, (Class A)	4.0
Van Kampen Comstock Portfolio, (Class A)	3.9
T. Rowe Price Large Cap Value Portfolio, (Class A)	3.9
Jennison Growth Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011
Class A(a)(b)	Actual	0.69%	$1,000.00	$1,046.10	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.33	$3.46

Class B(a)(b)	Actual	0.94%	$1,000.00	$1,044.80	$4.77
	Hypothetical*	0.94%	$1,000.00	$1,020.07	$4.71

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	5,096,711	$51,069,039
BlackRock Bond Income Portfolio, (Class A) (a)	3,816,776	406,486,678
BlackRock High Yield Portfolio, (Class A) (b)	5,931,045	50,295,264
BlackRock Large Cap Value Portfolio, (Class A) (a)	9,171,121	103,358,537
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,457,743	96,885,954
Clarion Global Real Estate Portfolio, (Class A) (b)	9,638,583	101,301,509
Davis Venture Value Portfolio, (Class A) (a)	7,782,173	246,694,874
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	3,659,197	49,508,942
Harris Oakmark International Portfolio, (Class A) (b)	14,001,613	201,763,240
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	9,459,870	150,695,722
Janus Forty Portfolio, (Class A) (b)	1,389,203	97,549,810
Jennison Growth Portfolio, (Class A) (a)	12,019,281	156,731,426
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	5,932,199	50,483,013
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,464,575	49,422,843
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	3,986,565	51,028,031
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	274,223	50,909,471
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,117,827	50,789,404
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	9,814,506	101,089,413
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b) (c)	15,123,612	151,084,880
Met/Templeton International Bond Portfolio, (Class A) (b)	12,491,454	152,895,402
MFS Emerging Markets Equity Portfolio, (Class A) (b)	4,311,767	49,628,443

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Research International Portfolio, (Class A) (b)	18,740,832	$201,651,347
MFS Value Portfolio, (Class A) (a)	19,610,069	251,597,180
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	253,957	3,288,741

Neuberger Berman Genesis Portfolio, (Class A) (a)	7,955,150	100,393,994
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	13,618,470	153,207,785
PIMCO Total Return Portfolio, (Class A) (b)	55,096,585	666,117,711
Pioneer Fund Portfolio, (Class A) (b)	3,800,103	55,557,506
Rainier Large Cap Equity Portfolio, (Class A) (b)	11,561,528	97,926,144
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	6,558,843	103,760,902
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	8,673,001	194,969,061
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	4,622,138	47,931,573
Third Avenue Small Cap Value Portfolio, (Class A) (b)	9,389,230	143,561,333
Van Eck Global Natural Resources Portfolio, (Class A) (a)	5,824,950	96,111,678
Van Kampen Comstock Portfolio, (Class A) (b)	19,549,768	195,302,179
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	4,046,658	51,311,624
Western Asset Management U.S. Government Portfolio, (Class A) (a)	21,680,117	256,042,180

Total Mutual Funds (Identified Cost $4,736,786,585)		5,038,402,833

Total Investments—100.0% (Identified Cost $4,736,786,585) (d)		5,038,402,833
Liabilities in excess of other assets		(1,246,708)

Net Assets—100.0%		$5,037,156,125

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $4,736,786,585. The aggregate unrealized appreciation and depreciation of investments was $335,766,601 and $(34,150,353), respectively, resulting in net unrealized appreciation of $301,616,248 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$5,038,402,833	$—	$—	$5,038,402,833
Total Investments	$5,038,402,833	$—	$—	$5,038,402,833

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Affiliated investments at value (a)		$5,038,402,833
Receivable for:
Securities sold		749,919
Fund shares sold		1,807,913

Total Assets		5,040,960,665
Liabilities
Payable for:
Fund shares redeemed	$2,557,833
Accrued expenses:
Management fees	234,194
Distribution and service fees	965,573
Deferred directors’ fees	23,537
Other expenses	23,403

Total Liabilities		3,804,540

Net Assets		$5,037,156,125

Net assets consists of:
Paid in surplus		$4,739,556,735
Undistributed net investment income		90,100,758
Accumulated net realized losses		(94,117,616)
Unrealized appreciation on investments		301,616,248

Net Assets		$5,037,156,125

Net Assets
Class A		$252,929,793
Class B		4,784,226,332

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		22,070,958
Class B (505,000,000)		418,466,923

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.46
Class B		11.43

(a)	Identified cost of investments was $4,736,786,585.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$97,781,395

Expenses
Management fees	$1,378,262
Distribution and service fees—Class B	5,656,725
Directors’ fees and expenses	6,633
Custodian and accounting	12,525
Audit and tax services	9,618
Legal	27,844
Miscellaneous	5,612

Total expenses		7,097,219

Net Investment Income		90,684,176

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	319,619,763
Capital gains distributions from Underlying Portfolios	69,618,636	389,238,399

Net change in unrealized appreciation on:
Investments		(275,305,247)

Net realized and unrealized gain		113,933,152

Net Increase in Net Assets From Operations		$204,617,328

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$90,684,176	$61,438,724
Net realized gain (loss)	389,238,399	(4,642,152)
Net change in unrealized appreciation (depreciation)	(275,305,247)	428,717,051

Increase in net assets from operations	204,617,328	485,513,623

From Distributions to Shareholders
Net investment income
Class A	(4,171,993)	(5,670,403)
Class B	(67,897,534)	(86,395,866)

Total distributions	(72,069,527)	(92,066,269)

Increase in net assets from capital share transactions	451,461,936	840,468,736

Total increase in net assets	584,009,737	1,233,916,090

Net Assets
Beginning of the period	4,453,146,388	3,219,230,298

End of the period	$5,037,156,125	$4,453,146,388

Undistributed Net Investment Income
End of the period	$90,100,758	$71,486,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,284,140	$26,061,612	4,310,641	$44,670,037
Reinvestments	363,098	4,171,993	542,622	5,670,403
Redemptions	(1,527,136)	(17,401,382)	(2,617,444)	(27,064,696)

Net increase	1,120,102	$12,832,223	2,235,819	$23,275,744

Class B
Sales	43,715,117	$497,940,038	89,485,659	$925,921,933
Reinvestments	5,919,576	67,897,534	8,275,466	86,395,866
Redemptions	(11,179,539)	(127,207,859)	(19,086,677)	(195,124,807)

Net increase	38,455,154	$438,629,713	78,674,448	$817,192,992

Increase derived from capital share transactions		$451,461,936		$840,468,736

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.14		$10.09	$8.40	$12.00	$11.52		$10.82

Income (Loss) From Investment Operations
Net investment income	0.23	(a)	0.20 (a)	0.30 (a)	0.25 (a)	0.17	(a)	0.24
Net realized and unrealized gain (loss) on investments	0.28		1.14	1.83	(3.59)	0.36		1.04

Total from investment operations	0.51		1.34	2.13	(3.34)	0.53		1.28

Less Distributions
Distributions from net investment income	(0.19)		(0.29)	(0.30)	(0.12)	(0.03)		(0.24)
Distributions from net realized capital gains	0.00		0.00	(0.14)	(0.14)	(0.02)		(0.34)

Total distributions	(0.19)		(0.29)	(0.44)	(0.26)	(0.05)		(0.58)

Net Asset Value, End of Period	$11.46		$11.14	$10.09	$8.40	$12.00		$11.52

Total Return (%)	4.61	(b)	13.47	26.84	(28.43)	4.55		12.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.06	(c)	0.06	0.07	0.07	0.09		0.11
Net ratio of expenses to average net assets (%) (d)(e)	0.06	(c)	0.06	0.07	0.07	0.09		0.10
Ratio of net investment income to average net assets (%) (f)	4.01	(c)	1.95	3.44	2.38	1.44		1.67
Portfolio turnover rate (%)	73	(c)	14	32	24	14		19
Net assets, end of period (in millions)	$252.93		$233.42	$188.75	$135.50	$171.93		$90.13

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$11.10		$10.06	$8.37	$11.96	$11.48		$10.81

Income (Loss) From Investment Operations
Net investment income	0.21	(a)	0.17 (a)	0.27 (a)	0.21 (a)	0.12	(a)	0.22
Net realized and unrealized gain (loss) on investments	0.29		1.14	1.83	(3.57)	0.38		1.02

Total from investment operations	0.50		1.31	2.10	(3.36)	0.50		1.24

Less Distributions
Distributions from net investment income	(0.17)		(0.27)	(0.27)	(0.09)	(0.00	) (g)	(0.23)
Distributions from net realized capital gains	0.00		0.00	(0.14)	(0.14)	(0.02)		(0.34)

Total distributions	(0.17)		(0.27)	(0.41)	(0.23)	(0.02)		(0.57)

Net Asset Value, End of Period	$11.43		$11.10	$10.06	$8.37	$11.96		$11.48

Total Return (%)	4.48	(b)	13.17	26.53	(28.63)	4.35		11.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	(c)	0.31	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (d)(e)	0.31	(c)	0.31	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (f)	3.79	(c)	1.64	3.11	2.08	0.98		0.98
Portfolio turnover rate (%)	73	(c)	14	32	24	14		19
Net assets, end of period (in millions)	$4,784.23		$4,219.73	$3,030.48	$1,917.00	$2,127.61		$650.79

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(e)	Net ratio of expenses to average net assets includes the effect the expense limitation agreement as detailed in the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$1,378,262	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to April 30, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to April 30, 2012 are 0.10% and 0.35% for Class A and B, respectively. There have been no expenses deferred during 2011.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2011 were $2,312,689,012 and $1,772,887,927, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
Artio International Stock	13,496,266	1,261,045	9,660,600	5,096,711
BlackRock Bond Income	1,175,474	2,648,884	7,582	3,816,776
BlackRock High Yield	5,163,825	823,266	56,046	5,931,045
BlackRock Large Cap Value	12,958,402	1,169,931	4,957,212	9,171,121
BlackRock Legacy Large Cap Growth	0	3,459,968	2,225	3,457,743
Clarion Global Real Estate	4,426,563	5,236,390	24,370	9,638,583
Davis Venture Value	7,089,431	727,649	34,907	7,782,173
Dreman Small Cap Value	6,249,888	516,626	6,766,514	0
Goldman Sachs Mid-Cap Value	0	3,661,504	2,307	3,659,197
Harris Oakmark International	9,944,794	4,116,565	59,746	14,001,613
Invesco Small Cap Growth	6,667,690	2,933,417	141,237	9,459,870
Janus Forty	0	1,390,094	891	1,389,203
Jennison Growth	18,663,087	1,511,361	8,155,167	12,019,281
Lazard Mid Cap	8,109,139	602,317	8,711,456	0
Legg Mason ClearBridge Aggressive Growth	0	5,935,893	3,694	5,932,199
Loomis Sayles Small Cap Growth	0	4,467,449	2,874	4,464,575
Lord Abbett Bond Debenture	6,889,413	999,596	3,902,444	3,986,565
Met/Artisan Mid Cap Value	530,038	44,427	300,242	274,223
Met/Dimensional International Small Company	5,708,869	754,068	3,345,110	3,117,827
Met/Eaton Vance Floating Rate	8,372,963	1,484,105	42,562	9,814,506
Met/Franklin Low Duration Total Return	0	15,132,745	9,133	15,123,612
Met/Franklin Mutual Shares	24,366,291	4,030,078	28,396,369	0
Met/Templeton International Bond	10,558,119	1,986,794	53,459	12,491,454
MFS Emerging Markets Equity	8,203,475	746,356	4,638,064	4,311,767
MFS Research International	13,606,125	5,303,189	168,482	18,740,832
MFS Value	17,910,772	1,841,745	142,448	19,610,069
Morgan Stanley Mid Cap Growth	0	256,388	2,431	253,957
Neuberger Berman Genesis	4,070,553	3,905,463	20,866	7,955,150
PIMCO Inflation Protected Bond	3,771,092	9,872,083	24,705	13,618,470
PIMCO Total Return	68,449,147	11,054,137	24,406,699	55,096,585

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
Pioneer Fund	16,084,598	1,338,643	13,623,138	3,800,103
Rainier Large Cap Equity	0	11,568,917	7,389	11,561,528
T. Rowe Price Large Cap Growth	15,338,483	1,130,092	9,909,732	6,558,843
T. Rowe Price Large Cap Value	0	8,678,510	5,509	8,673,001
T. Rowe Price Mid Cap Growth	9,539,613	840,856	5,758,331	4,622,138
Third Avenue Small Cap Value	0	9,395,377	6,147	9,389,230
Van Eck Global Natural Resources	5,729,817	1,092,324	997,191	5,824,950
Van Kampen Comstock	0	19,562,204	12,436	19,549,768
Western Asset Management Strategic Bond Opportunities	6,752,929	937,439	3,643,710	4,046,658
Western Asset Management U.S. Government	20,773,962	3,520,366	2,614,211	21,680,117

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2011
Artio International Stock	$651,250	$0	$2,377,969	$51,069,039
BlackRock Bond Income	86,518	0	5,489,567	406,486,678
BlackRock High Yield	18,358	0	3,172,660	50,295,264
BlackRock Large Cap Value	12,574,623	0	1,633,501	103,358,537
BlackRock Legacy Large Cap Growth	(4,136)	0	0	96,885,954
Clarion Global Real Estate	(93,612)	0	1,921,444	101,301,509
Davis Venture Value	(190,646)	0	2,631,632	246,694,874
Dreman Small Cap Value	22,308,233	0	1,607,358	0
Goldman Sachs Mid-Cap Value	(1,393)	0	0	49,508,942
Harris Oakmark International	(186,461)	0	38,511	201,763,240
Invesco Small Cap Growth	24,394	0	0	150,695,722
Janus Forty	(3,960)	0	0	97,549,810
Jennison Growth	4,857,033	0	672,178	156,731,426
Lazard Mid Cap	24,095,833	0	897,720	0
Legg Mason ClearBridge Aggressive Growth	(1,013)	0	0	50,483,013
Loomis Sayles Small Cap Growth	(2,086)	0	0	49,422,843
Lord Abbett Bond Debenture	2,716,822	0	5,884,324	51,028,031
Met/Artisan Mid Cap Value	22,704,568	0	950,341	50,909,471
Met/Dimensional International Small Company	23,977,164	3,529,829	2,064,505	50,789,404
Met/Eaton Vance Floating Rate	19,946	245,612	1,892,560	101,089,413
Met/Franklin Mutual Shares	44,165,945	13,024,936	6,948,564	0
Met/Franklin Low Duration Total Return	(160)	0	0	151,084,880
Met/Templeton International Bond	133,755	186,994	10,366,114	152,895,402
MFS Emerging Markets Equity	20,121,040	0	1,492,196	49,628,443
MFS Research International	(347,202)	0	3,005,807	201,651,347
MFS Value	(41,271)	0	3,702,855	251,597,180
Morgan Stanley Mid Cap Growth	(1,722)	0	0	3,288,741
Neuberger Berman Genesis	36,391	0	382,716	100,393,994
PIMCO Inflation Protected Bond	31,325	2,239,474	871,829	153,207,785
PIMCO Total Return	1,763,447	28,396,437	26,395,790	666,117,711
Pioneer Fund	68,185,466	0	2,928,418	55,557,506
Rainier Large Cap Equity	(3,678)	0	0	97,926,144
T. Rowe Price Large Cap Growth	27,024,507	0	210,912	103,760,902
T. Rowe Price Large Cap Value	(6,582)	0	0	194,969,061
T. Rowe Price Mid Cap Growth	28,020,012	2,523,461	0	47,931,573
Third Avenue Small Cap Value	(7,920)	0	0	143,561,333
Van Eck Global Natural Resources	7,934,515	9,990,354	1,367,694	96,111,678
Van Kampen Comstock	(6,754)	0	0	195,302,179
Western Asset Management Strategic Bond Opportunities	10,485,346	0	4,742,988	51,311,624
Western Asset Management U.S. Government	(1,418,132)	9,481,539	4,131,242	256,042,180

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$92,066,269	$70,571,746	$—	$36,559,018	$—	$—	$92,066,269	$107,130,764

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$71,503,227	$—	$480,723,129	$(387,157,649)	$165,068,707

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $382,387,856 in capital loss carryforwards expiring on December 31, 2017 and $4,769,793 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-15

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 5.17% and 4.96% respectively compared to the 4.91% return of its primary index, the Dow Jones Moderately Aggressive Index1.

MARKET ENVIRONMENT/CONDITION

The fixed income markets had mixed returns during the first six months of 2011 in response to investors’ shifting outlook for the economy, inflation, and interest rates. During the first four months of the year, yields rose and credit spreads narrowed as the outlook for the economy was generally positive. However, increasing concerns of the strength and longevity of the economic recovery – due in part to the budget impasse in the U.S., the credit crisis in Europe, and persistently sluggish employment growth – led to a decline in interest rates and a widening in the spread between the yields of Treasury securities and credit based bonds in May and June. Overall, the Barclays Capital U.S. Aggregate Bond Index returned 2.72%. Investment grade credit sector bonds such as corporate bonds and mortgage bonds outperformed Treasury securities of similar maturity during the period. Below investment grade high-yield bonds, due primarily to their higher coupon return, outperformed the broad bond market with a return of 4.97%. The returns of foreign bonds were boosted by a declining dollar relative to other currencies; a decline in the dollar made non-dollar securities more valuable to U.S. dollar-based investors.

The returns of equities during the first half of 2011 were also mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the Standard & Poor’s 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks continued to outperform both large and small company stocks. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (-3.1%) and Information Technology (+2.1%) lagged the broad market.

The total return of foreign stocks to the U.S. dollar based investor was 5.0% from January to June 2011 as measured by the MSCI EAFE Index. Nearly all the positive return of foreign stocks came from the impact of currency, especially the U.S. dollar relative to the Euro, as the MSCI EAFE Index was nearly flat on a local currency basis. By region, Europe was strongly positive, while Japanese stocks struggled as the entire country and its companies tried to recover from the devastation of the March 2011 earthquake and subsequent tsunami. Emerging market stocks trailed developed country stocks as seen by the MSCI Emerging Market Index return of close to 0%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 20% to fixed income and 80% to equities. Consistent with the capital markets, the Portfolio’s performance over the first six months of 2011 was a tale of two distinct periods. The first four months was a continuation of the broad trends from 2010 in which the Portfolio was rewarded for its assumption of credit risk in the fixed income sleeve and for holding mid and small cap stocks. During the last two months of the period, these asset classes underperformed safer asset classes (such as Treasury securities and large cap stocks) in response to increasing concerns about the economy.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Invesco Small Cap Growth Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock – which struggled during 2009 and 2010 – was among the biggest contributors to relative performance due to strong security selection in the Consumer Discretionary sector (CBS Corp. and DISH Network Corp.) and the Health Care sector (Biogen Idec, Inc. and Humana). Invesco was helped by an underweight to the relatively weak Financial Services sector during the period. It was also helped by very good stock selection. In the Consumer sectors it owned retailers Tractor Supply and Vitamin Shoppe, Inc., and snack food company Diamond Foods. Neuberger Berman’s sector weightings (an underweight in Financial Services and an overweight in Energy) helped its performance. Artisan had strong stock selection in the Information Technology sector. It held large relative weights in Arrow Electronics and National Semiconductor, both of which were up strongly during the period. The Neuberger portfolio also had good overall stock selection, especially in the Industrials sector: railroad parts manufacturer Wabtec and metal fabricator Chart Industries both outperformed the broad equity market.

Although still positive for the period, the Davis Venture Value Portfolio detracted from relative performance due in part to stock selection in the Materials sector. It held Sino-Forest Corp., a Chinese forest plantation operator, which sharply in June. The Pioneer Fund Portfolio detracted from relative performance due to stock selection. Among the stocks that hurt performance were retailer Target Corp. and Ford Motor Co. The Third Avenue Small Cap Value Portfolio also detracted from relative performance due to its weak stock selection in the Consumer Discretionary sector. It owned Skyline Corp., a manufacturer of mobile homes and recreation campers.

Within the core foreign equity funds, the MFS Research International Portfolio contributed the most to relative performance due to good stock selection within capital goods companies. It owned Australian mining company Iluka Resources, auto manufacturer BMW (Germany), and oil and gas equipment supplier JGC Corp. (Japan). In contrast, the Artio International Stock Portfolio detracted from relative performance due in part to its higher than index exposure to

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

stocks in emerging market countries such as China and India. The returns of the two global sector portfolios were mixed; the Clarion Global Real Estate Portfolio helped performance, while the Van Eck Global Natural Resources Portfolio, last year’s single best performing portfolio, lagged the broad global equity indices due to its inclusion of economically sensitive industrial materials stocks among the mostly strong performing energy related stocks. In contrast to 2010 and 2009, when the Portfolio’s dedicated exposure to foreign small company stocks and stocks from emerging market countries boosted performance, this exposure hurt performance relative to the mostly large cap, developed country stocks that make up the MSCI EAFE Index during the six-month period.

Within the fixed income segment, the underlying portfolios with significant exposure to below-investment grade bonds contributed the most to absolute performance, even with a retreat in May and June. The Lord Abbett Bond Debenture Portfolio and the BlackRock High Yield Portfolio both posted better returns than the market indices for investment grade bonds. On a relative basis, the PIMCO Inflation Protected Bond Portfolio helped the most as Treasury Inflation Protected Securities (TIPS) surged in response to increasing inflation concerns due in part to political upheaval in the Middle East, the earthquake in Japan, and the budget crunch in Greece. The PIMCO Total Return Portfolio narrowly beat the broad fixed income benchmark component, and its large allocation within the Portfolio made it a major contributor to relative returns. Its exposure to emerging market bonds and strong security selection offset its short duration exposure which detracted from performance. The Met/Templeton International Bond Portfolio contributed to performance from both an absolute and relative basis due to the weaker dollar as well as the manager’s focus away from most of the troubled European peripheral countries such as Italy, Portugal, Greece, and Ireland.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	5.17	26.44	3.18	4.94
Class B	4.96	26.11	2.92	4.67
Dow Jones Moderately Aggressive Index	4.91	26.74	5.11	7.12

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	8.2
MFS Value Portfolio, (Class A)	6.0
Harris Oakmark International Portfolio, (Class A)	5.0
MFS Research International Portfolio, (Class A)	5.0
Davis Venture Value Portfolio, (Class A)	4.9
Van Kampen Comstock Portfolio, (Class A)	4.9
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.9
Jennison Growth Portfolio, (Class A)	4.1
BlackRock Bond Income Portfolio, (Class A)	4.1
Invesco Small Cap Growth Portfolio, (Class A)	4.0

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)(b)	Actual	0.75%	$1,000.00	$1,051.70	$3.82
	Hypothetical*	0.75%	$1,000.00	$1,021.02	$3.76

Class B(a)(b)	Actual	1.00%	$1,000.00	$1,049.60	$5.08
	Hypothetical*	1.00%	$1,000.00	$1,019.77	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	6,023,114	$60,351,598
BlackRock Bond Income Portfolio, (Class A) (a)	1,153,482	122,845,782
BlackRock Large Cap Value Portfolio, (Class A) (a)	5,527,232	62,291,908
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,142,163	88,043,407
Clarion Global Real Estate Portfolio, (Class A) (b)	8,793,837	92,423,225
Davis Venture Value Portfolio, (Class A) (a)	4,723,103	149,722,350
Dreman Small Cap Value Portfolio, (Class A) (b)	4,010,455	60,076,611
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	4,435,085	60,006,706
Harris Oakmark International Portfolio, (Class A) (b)	10,591,773	152,627,456
Invesco Small Cap Growth Portfolio, (Class A) (b) (c)	7,685,120	122,423,965
Janus Forty Portfolio, (Class A) (b)	1,296,501	91,040,275
Jennison Growth Portfolio, (Class A) (a)	9,627,301	125,540,001
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	10,785,656	91,785,934
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	5,408,951	59,877,091
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,778,631	61,166,473
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	169,767	31,517,187
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,665,378	59,709,013
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,962,649	30,515,283
Met/Templeton International Bond Portfolio, (Class A) (b)	5,047,804	61,785,123

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	5,167,592	$59,478,985
MFS Research International Portfolio, (Class A) (b)	14,175,328	152,526,534
MFS Value Portfolio, (Class A) (a)	14,210,632	182,322,411
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b)	103,165	1,335,991
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,437,726	30,764,100
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	5,487,482	61,734,169
PIMCO Total Return Portfolio, (Class A) (b)	20,458,446	247,342,611
Rainier Large Cap Equity Portfolio, (Class A) (b)	10,506,894	88,993,396
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	5,860,138	92,707,390
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	6,568,508	147,660,065
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	2,906,812	30,143,636
Third Avenue Small Cap Value Portfolio, (Class A) (b)	3,790,726	57,960,197
Turner Mid Cap Growth Portfolio, (Class A) (b)	1,980,865	29,812,018
Van Eck Global Natural Resources Portfolio, (Class A) (a)	5,268,167	86,924,753
Van Kampen Comstock Portfolio, (Class A) (b)	14,807,182	147,923,744
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,418,373	30,664,964

Total Mutual Funds (Identified Cost $2,753,272,430)		3,032,044,352

Total Investments—100.0% (Identified Cost $2,753,272,430) (d)		3,032,044,352
Liabilities in excess of other assets		(754,205)

Net Assets—100.0%		$3,031,290,147

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $2,753,272,430. The aggregate unrealized appreciation and depreciation of investments was $301,268,714 and $(22,496,792), respectively, resulting in net unrealized appreciation of $278,771,922 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,032,044,352	$—	$—	$3,032,044,352
Total Investments	$3,032,044,352	$—	$—	$3,032,044,352

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Affiliated investments at value (a)		$3,032,044,352
Receivable for:
Securities sold		2,233,136
Fund shares sold		815,943

Total Assets		3,035,093,431
Liabilities
Payable for:
Fund shares redeemed	$3,049,079
Accrued expenses:
Management fees	152,944
Distribution and service fees	556,941
Deferred directors’ fees	23,537
Other expenses	20,783

Total Liabilities		3,803,284

Net Assets		$3,031,290,147

Net assets consists of:
Paid in surplus		$3,037,494,361
Undistributed net investment income		45,817,801
Accumulated net realized losses		(330,793,937)
Unrealized appreciation on investments		278,771,922

Net Assets		$3,031,290,147

Net Assets
Class A		$268,264,317
Class B		2,763,025,830

Capital Shares (Authorized) Outstanding
Class A (40,000,000)		23,675,468
Class B (400,000,000)		244,404,586

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.33
Class B		11.31

(a)	Identified cost of investments was $2,753,272,430.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$50,620,958

Expenses
Management fees	$933,340
Distribution and service fees—Class B	3,415,093
Directors’ fees and expenses	6,633
Custodian and accounting	12,526
Audit and tax services	9,618
Legal	17,116
Miscellaneous	4,211

Total expenses		4,398,537

Net Investment Income		46,222,421

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	190,696,521
Capital gains distributions from Underlying Portfolios	29,255,352	219,951,873

Net change in unrealized appreciation on:
Investments		(118,636,616)

Net realized and unrealized gain		101,315,257

Net Increase in Net Assets From Operations		$147,537,678

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$46,222,421	$33,961,195
Net realized gain (loss)	219,951,873	(27,153,572)
Net change in unrealized appreciation (depreciation)	(118,636,616)	366,757,298

Increase in net assets from operations	147,537,678	373,564,921

From Distributions to Shareholders
Net investment income
Class A	(4,070,957)	(4,975,811)
Class B	(37,034,191)	(53,277,050)

Total distributions	(41,105,148)	(58,252,861)

Increase (decrease) in net assets from capital share transactions	545,148	(62,221,696)

Total increase in net assets	106,977,678	253,090,364

Net Assets
Beginning of the period	2,924,312,469	2,671,222,105

End of the period	$3,031,290,147	$2,924,312,469

Undistributed Net Investment Income
End of the period	$45,817,801	$40,700,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,971,928	$22,225,931	4,111,659	$40,976,723
Reinvestments	357,415	4,070,957	487,825	4,975,811
Redemptions	(1,142,646)	(12,865,524)	(2,841,890)	(28,421,760)

Net increase	1,186,697	$13,431,364	1,757,594	$17,530,774

Class B
Sales	7,398,956	$83,191,177	13,359,284	$133,360,295
Reinvestments	3,257,185	37,034,191	5,233,502	53,277,050
Redemptions	(11,848,645)	(133,111,584)	(27,187,572)	(266,389,815)

Net decrease	(1,192,504)	$(12,886,216)	(8,594,786)	$(79,752,470)

Increase (decrease) derived from capital share transactions		$545,148		$(62,221,696)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.94		$9.74	$7.90	$12.43	$11.98		$11.05

Income (Loss) From Investment Operations
Net investment income	0.19	(a)	0.14 (a)	0.21 (a)	0.17 (a)	0.12	(a)	0.17
Net realized and unrealized gain (loss) on investments	0.38		1.29	2.00	(4.43)	0.38		1.39

Total from investment operations	0.57		1.43	2.21	(4.26)	0.50		1.56

Less Distributions
Distributions from net investment income	(0.18)		(0.23)	(0.25)	(0.09)	(0.03)		(0.18)
Distributions from net realized capital gains	0.00		0.00	(0.12)	(0.18)	(0.02)		(0.45)

Total distributions	(0.18)		(0.23)	(0.37)	(0.27)	(0.05)		(0.63)

Net Asset Value, End of Period	$11.33		$10.94	$9.74	$7.90	$12.43		$11.98

Total Return (%)	5.17	(b)	14.89	29.43	(34.96)	4.12		14.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.07	(c)	0.07	0.07	0.07	0.09		0.11
Net ratio of expenses to average net assets (%) (d) (e)	0.07	(c)	0.07	0.07	0.07	0.09		0.10
Ratio of net investment income to average net assets (%) (f)	3.34	(c)	1.45	2.49	1.69	0.95		1.07
Portfolio turnover rate (%)	83	(c)	17	37	26	14		23
Net assets, end of period (in millions)	$268.26		$246.03	$201.93	$131.60	$155.39		$80.73

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.91		$9.71	$7.87	$12.39	$11.94		$11.04

Income (Loss) From Investment Operations
Net investment income	0.17	(a)	0.12 (a)	0.19 (a)	0.15 (a)	0.07	(a)	0.16
Net realized and unrealized gain (loss) on investments	0.38		1.29	1.99	(4.43)	0.40		1.36

Total from investment operations	0.55		1.41	2.18	(4.28)	0.47		1.52

Less Distributions
Distributions from net investment income	(0.15)		(0.21)	(0.22)	(0.06)	(0.00	) (g)	(0.17)
Distributions from net realized capital gains	0.00		0.00	(0.12)	(0.18)	(0.02)		(0.45)

Total distributions	(0.15)		(0.21)	(0.34)	(0.24)	(0.02)		(0.62)

Net Asset Value, End of Period	$11.31		$10.91	$9.71	$7.87	$12.39		$11.94

Total Return (%)	4.96	(b)	14.70	29.09	(35.11)	3.85		14.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(c)	0.32	0.32	0.32	0.34		0.36
Net ratio of expenses to average net assets (%) (d) (e)	0.32	(c)	0.32	0.32	0.32	0.34		0.35
Ratio of net investment income to average net assets (%) (f)	3.07	(c)	1.24	2.32	1.51	0.56		0.54
Portfolio turnover rate (%)	83	(c)	17	37	26	14		23
Net assets, end of period (in millions)	$2,763.03		$2,678.29	$2,469.30	$1,772.82	$2,216.52		$638.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratios of expenses to average net assets do not include expenses of investment companies in which the Portfolio invests.
(e)	Net ratio of expenses to average net assets includes the effect the expense limitation agreement as detailed in the Notes to Financial Statements.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$933,340	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2011 to April 30, 2012, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2011 to April 30, 2012 are 0.10% and 0.35% for Class A and B, respectively. There have been no expenses deferred during 2011.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2011 were $1,293,886,019 and $1,258,975,209, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
Artio International Stock	11,698,339	286,423	5,961,648	6,023,114
BlackRock Bond Income	0	1,163,774	10,292	1,153,482
BlackRock High Yield	3,340,859	247,684	3,588,543	0
BlackRock Large Cap Value	8,355,883	160,762	2,989,413	5,527,232
BlackRock Legacy Large Cap Growth	0	3,171,814	29,651	3,142,163
Clarion Global Real Estate	5,725,361	3,228,711	160,235	8,793,837
Davis Venture Value	6,475,636	127,835	1,880,368	4,723,103
Dreman Small Cap Value	6,028,340	145,389	2,163,274	4,010,455
Goldman Sachs Mid Cap Value	0	4,476,204	41,119	4,435,085
Harris Oakmark International	8,659,319	2,200,032	267,578	10,591,773
Invesco Small Cap Growth	8,698,400	76,654	1,089,934	7,685,120
Janus Forty	1,227,692	97,868	29,059	1,296,501
Jennison Growth	14,454,858	163,832	4,991,389	9,627,301
Lazard Mid Cap	7,925,485	116,472	8,041,957	0
Legg Mason ClearBridge Aggressive Growth	0	10,885,008	99,352	10,785,656
Loomis Sayles Small Cap Growth	0	5,460,080	51,129	5,408,951
Lord Abbett Bond Debenture	4,439,405	443,077	103,851	4,778,631
Met/Artisan Mid Cap Value	690,674	10,947	531,854	169,767
Met/Dimensional International Small Company	3,725,991	240,554	301,167	3,665,378
Met/Eaton Vance Floating Rate	0	2,989,325	26,676	2,962,649
Met/Franklin Mutual Shares	12,680,833	1,206,575	13,887,408	0
Met/Templeton International Bond	6,896,962	593,283	2,442,441	5,047,804
MFS Emerging Markets Equity	7,971,448	182,034	2,985,890	5,167,592
MFS Research International	11,756,542	2,777,191	358,405	14,175,328
MFS Value	14,007,706	521,783	318,857	14,210,632
Morgan Stanley Mid Cap Growth	0	124,837	21,672	103,165
Neuberger Berman Genesis	2,653,925	42,714	258,913	2,437,726
PIMCO Inflation Protected Bond	0	5,536,549	49,067	5,487,482
PIMCO Total Return	30,612,032	3,424,875	13,578,461	20,458,446
Pioneer Fund	12,553,739	224,376	12,778,115	0
Rainier Large Cap Equity	0	10,605,652	98,758	10,506,894

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
T. Rowe Price Large Cap Growth	11,889,880	102,437	6,132,179	5,860,138
T. Rowe Price Large Cap Value	0	6,630,025	61,517	6,568,508
T. Rowe Price Mid Cap Growth	9,326,481	275,452	6,695,121	2,906,812
Third Avenue Small Cap Value	0	3,827,093	36,367	3,790,726
Turner Mid Cap Growth	0	1,999,504	18,639	1,980,865
Van Eck Global Natural Resources	3,690,432	1,909,203	331,468	5,268,167
Van Kampen Comstock	0	14,945,657	138,475	14,807,182
Western Asset Management Strategic Bond Opportunities	0	2,439,994	21,621	2,418,373

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2011
Artio International Stock	$(28,221,911)	$0	$1,929,202	$60,351,598
BlackRock Bond Income	9,057	0	0	122,845,782
BlackRock High Yield	6,815,929	0	1,924,744	0
BlackRock Large Cap Value	11,264,192	0	988,061	62,291,908
BlackRock Legacy Large Cap Growth	(40,040)	0	0	88,043,407
Clarion Global Real Estate	(620,427)	0	2,328,375	92,423,225
Davis Venture Value	(6,857,050)	0	2,251,900	149,722,350
Dreman Small Cap Value	3,711,048	0	1,452,536	60,076,611
Goldman Sachs Mid Cap Value	(16,651)	0	0	60,006,706
Harris Oakmark International	(777,638)	0	31,308	152,627,456
Invesco Small Cap Growth	1,331,371	0	0	122,423,965
Janus Forty	570,885	0	1,491,969	91,040,275
Jennison Growth	1,539,844	0	488,322	125,540,001
Lazard Mid Cap	17,339,471	0	821,783	0
Legg Mason ClearBridge Aggressive Growth	(19,550)	0	0	91,785,934
Loomis Sayles Small Cap Growth	(27,672)	0	0	59,877,091
Lord Abbett Bond Debenture	80,214	0	3,553,852	61,166,473
Met/Artisan Mid Cap Value	38,405,077	0	1,159,201	31,517,187
Met/Dimensional International Small Company.	2,111,208	2,165,839	1,266,743	59,709,013
Met/Eaton Vance Floating Rate	(221)	0	0	30,515,283
Met/Franklin Mutual Shares	28,213,931	6,342,344	3,383,524	0
Met/Templeton International Bond	5,500,620	114,046	6,322,212	61,785,123
MFS Emerging Markets Equity	16,634,016	0	1,355,478	59,478,985
MFS Research International	(732,536)	0	2,442,558	152,526,534
MFS Value	(156,484)	0	2,714,159	182,322,411
Morgan Stanley Mid Cap Growth	(11,298)	0	0	1,335,991
Neuberger Berman Genesis	588,750	0	233,379	30,764,100
PIMCO Inflation Protected Bond	3,352	0	0	61,734,169
PIMCO Total Return	(435,135)	12,216,459	11,355,759	247,342,611
Pioneer Fund	58,462,251	0	2,138,787	0
Rainier Large Cap Equity	(36,657)	0	0	88,993,396
T. Rowe Price Large Cap Growth	2,091,270	0	152,908	92,707,390
T. Rowe Price Large Cap Value	(55,976)	0	0	147,660,065
T. Rowe Price Mid Cap Growth	31,373,490	2,323,242	0	30,143,636
Third Avenue Small Cap Value	(36,253)	0	0	57,960,197
Turner Mid Cap Growth	(12,514)	0	0	29,812,018
Van Eck Global Natural Resources	2,760,766	6,093,422	834,198	86,924,753
Van Kampen Comstock	(53,924)	0	0	147,923,744
Western Asset Management Strategic Bond Opportunities	1,716	0	0	30,664,964

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$58,252,861	$56,578,870	$—	$30,256,798	$—	$—	$58,252,861	$86,835,668

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$40,717,647	$—	$302,078,945	$(431,187,358)	$(88,390,766)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had $426,884,034 in capital loss carryforwards expiring on December 31, 2017 and $4,303,324 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$24,228,860

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-15

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed By MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 5.90%, 5.77%, 5.86%, and 5.82%, respectively, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the index returned 5.9%. The strong return can be attributed to several positive economic indicators. Specifically, 478,000 new jobs were created, the unemployment rate decreased from 9.4% in the fourth quarter of 2010 to 8.8%, and the annual inflation rate remained low, at 2.1% when measured by the Consumer Price Index in February. In March, the S&P 500 Index tumbled nearly 6% as news was released about Japan’s Tohoku earthquake and tsunami and the subsequent crisis at the Fukushima nuclear plant. However, the S&P 500 Index regained all losses to end the month near its highest level since June 2008 as U.S. investors determined that the events in Japan had less of an impact than originally thought.

During the second quarter, the S&P 500 Index returned 0.1%. The relatively flat return can be attributed to worries regarding the impact of the sovereign debt crisis in Europe. Moody’s and Standard & Poor’s downgraded the debt of several countries, including Greece, Portugal, and Spain. In addition, U.S. economic data indicated slow economic growth. The Industry for Supply Management’s manufacturing index fell 9.6% during the quarter and the unemployment rate returned to previous highs, ending at 9.2% in June.

During the first six months of the year, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The FOMC removed the “firmer footing” language from their statement when discussing the economy, but maintained that the economy was recovering at a “moderate pace.” The FOMC also acknowledged the increase in inflation, but attributed it to increases in commodity prices rather than the usual underlying cause of higher demand from increased economy activity.

Nine of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2011. Health Care (10.9% beginning weight in the benchmark), up 13.9%, was the best performing sector and provided the largest positive impact to the benchmark’s six-month return. Energy (12.0% beginning weight), up 11.4%, was the second best performing sector. Financials (16.1% beginning weight), down 3.1%, was the worst performing sector and was the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Pfizer, up 20.0%; IBM, up 17.9%; and Exxon Mobil, up 12.5%. The stocks with the largest negative impact were Cisco Systems, down 22.6%; Bank of America, down 17.7%; and Google, down 14.7%. There were 14 additions and 14 deletions to the benchmark in the first six months of 2011.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio was managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impacted tracking error included transaction costs, cash drag, securities lending, NAV rounding, contributions, and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	5.90	30.38	2.72	2.45	—
Class B	5.77	30.04	2.46	2.20	—
Class D	5.86	30.26	—	—	24.26
Class E	5.82	30.19	2.56	2.31	—
S&P 500 Index	6.02	30.69	2.94	2.72	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.3
Apple, Inc.	2.5
International Business Machines Corp.	1.7
Chevron Corp.	1.7
General Electric Co.	1.6
Microsoft Corp.	1.6
AT&T, Inc.	1.5
Johnson & Johnson	1.5
The Procter & Gamble Co.	1.5
Pfizer, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	17.4
Financials	14.7
Energy	12.5
Health Care	11.6
Industrials	11.1
Consumer Discretionary	10.7
Consumer Staples	10.5
Materials	3.7
Utilities	3.3
Telecommunications	3.1

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.26%	$1,000.00	$1,059.00	$1.33
	Hypothetical*	0.26%	$1,000.00	$1,023.48	$1.30

Class B(a)	Actual	0.51%	$1,000.00	$1,057.70	$2.60
	Hypothetical*	0.51%	$1,000.00	$1,022.23	$2.56

Class D(a)	Actual	0.36%	$1,000.00	$1,058.60	$1.84
	Hypothetical*	0.36%	$1,000.00	$1,022.98	$1.81

Class E(a)	Actual	0.41%	$1,000.00	$1,058.20	$2.09
	Hypothetical*	0.41%	$1,000.00	$1,022.73	$2.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.8%
General Dynamics Corp.	160,162	$11,935,272
Goodrich Corp.	53,762	5,134,271
Honeywell International, Inc.	338,840	20,191,476
ITT Corp.	79,263	4,670,968
L-3 Communications Holdings, Inc.	45,693	3,995,853
Lockheed Martin Corp. (a)	122,612	9,927,894
Northrop Grumman Corp.	126,028	8,740,042
Precision Castparts Corp.	61,945	10,199,244
Raytheon Co.	153,350	7,644,497
Rockwell Collins, Inc. (a)	66,326	4,091,651
Textron, Inc. (a)	118,898	2,807,182
The Boeing Co.	317,859	23,499,316
United Technologies Corp.	394,059	34,878,162

		147,715,828

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc. (a)	70,167	5,531,966
Expeditors International of Washington, Inc.	91,434	4,680,507
FedEx Corp.	135,904	12,890,494
United Parcel Service, Inc. (Class B)	424,607	30,966,589

		54,069,556

Airlines—0.1%
Southwest Airlines Co.	340,857	3,892,587

Auto Components—0.3%
Johnson Controls, Inc.	292,101	12,168,927
The Goodyear Tire & Rubber Co. (b)	105,114	1,762,762

		13,931,689

Automobiles—0.5%
Ford Motor Co. (a) (b)	1,635,279	22,550,498
Harley-Davidson, Inc.	101,725	4,167,673

		26,718,171

Beverages—2.5%
Brown-Forman Corp. (Class B) (a)	44,381	3,314,817
Coca-Cola Enterprises, Inc.	139,936	4,083,332
Constellation Brands, Inc. (b)	77,040	1,603,973
Dr. Pepper Snapple Group, Inc.	95,306	3,996,181
Molson Coors Brewing Co.	68,418	3,061,021
PepsiCo., Inc.	680,539	47,930,362
The Coca-Cola Co.	985,621	66,322,437

		130,312,123

Biotechnology—1.2%
Amgen, Inc. (b) (c)	400,289	23,356,863
Biogen Idec, Inc. (b)	104,033	11,123,208
Celgene Corp. (b)	199,255	12,019,062
Cephalon, Inc. (a) (b)	33,118	2,646,128
Gilead Sciences, Inc. (b)	338,860	14,032,193

		63,177,454

Building Products—0.0%
Masco Corp. (a)	154,177	1,854,749

Security Description	Shares	Value*

Capital Markets—2.3%
Ameriprise Financial, Inc.	104,314	$6,016,831
BlackRock, Inc.	41,385	7,938,057
E*TRADE Financial Corp. (b)	108,380	1,495,644
Federated Investors, Inc. (Class B) (a)	40,084	955,603
Franklin Resources, Inc.	62,092	8,152,059
Invesco, Ltd.	198,941	4,655,219
Janus Capital Group, Inc. (a)	80,166	756,767
Legg Mason, Inc. (a)	64,054	2,098,409
Morgan Stanley	665,040	15,302,570
Northern Trust Corp.	104,106	4,784,712
State Street Corp.	217,010	9,784,981
T. Rowe Price Group, Inc. (a)	111,833	6,748,003
The Bank of New York Mellon Corp.	534,614	13,696,811
The Charles Schwab Corp. (a)	431,225	7,093,651
The Goldman Sachs Group, Inc.	222,907	29,666,693

		119,146,010

Chemicals—2.1%
Air Products & Chemicals, Inc.	91,231	8,719,859
Airgas, Inc.	30,079	2,106,733
CF Industries Holdings, Inc.	30,777	4,360,178
E. I. du Pont de Nemours & Co.	399,848	21,611,784
Eastman Chemical Co.	30,589	3,122,219
Ecolab, Inc.	99,883	5,631,404
FMC Corp.	30,887	2,656,900
International Flavors & Fragrances, Inc. (a)	34,609	2,223,282
Monsanto Co.	230,762	16,739,475
PPG Industries, Inc.	68,091	6,181,982
Praxair, Inc.	130,916	14,189,985
Sigma-Aldrich Corp.	52,441	3,848,121
The Dow Chemical Co.	506,137	18,220,932

		109,612,854

Commercial Banks—2.6%
BB&T Corp.	299,858	8,048,189
Comerica, Inc. (a)	76,107	2,631,019
Fifth Third Bancorp	395,551	5,043,275
First Horizon National Corp. (a) (b)	113,376	1,081,607
Huntington Bancshares, Inc.	371,729	2,438,542
KeyCorp	409,365	3,410,011
M&T Bank Corp.	54,029	4,751,851
Marshall & Ilsley Corp. (a)	228,238	1,819,057
PNC Financial Services Group, Inc.	226,587	13,506,851
Regions Financial Corp.	540,962	3,353,964
SunTrust Banks, Inc.	231,153	5,963,747
U.S. Bancorp	829,504	21,160,647
Wells Fargo & Co.	2,277,181	63,897,699
Zions Bancorp	79,144	1,900,247

		139,006,706

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	45,489	1,757,240
Cintas Corp. (a)	54,426	1,797,691
Iron Mountain, Inc. (a)	86,405	2,945,547
Pitney Bowes, Inc. (a)	87,767	2,017,763
R.R. Donnelley & Sons Co. (a)	80,752	1,583,547

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Republic Services, Inc.	130,626	$4,029,812
Stericycle, Inc. (a) (b)	36,962	3,294,053
Waste Management, Inc. (a)	204,163	7,609,155

		25,034,808

Communications Equipment—2.0%
Cisco Systems, Inc. (c)	2,368,062	36,965,448
F5 Networks, Inc. (a) (b)	34,922	3,850,151
Harris Corp. (a)	54,764	2,467,666
JDS Uniphase Corp. (b)	97,724	1,628,082
Juniper Networks, Inc. (a) (b)	229,508	7,229,502
Motorola Mobility Holdings, Inc. (a) (b)	127,003	2,799,146
Motorola Solutions, Inc. (b)	146,182	6,730,219
QUALCOMM, Inc.	718,804	40,820,879
Tellabs, Inc.	156,413	721,064

		103,212,157

Computers & Peripherals—4.2%
Apple, Inc. (b)	398,147	133,646,002
Dell, Inc. (b)	706,880	11,783,690
EMC Corp. (a) (b)	885,870	24,405,718
Hewlett-Packard Co.	893,012	32,505,637
Lexmark International, Inc. (Class A) (b)	34,111	998,088
NetApp, Inc. (b)	158,384	8,359,508
SanDisk Corp. (b)	102,629	4,259,103
Western Digital Corp. (b)	100,058	3,640,110

		219,597,856

Construction & Engineering— 0.2%
Fluor Corp.	75,036	4,851,828
Jacobs Engineering Group, Inc. (a) (b)	54,597	2,361,320
Quanta Services, Inc. (a) (b)	93,032	1,879,246

		9,092,394

Construction Materials —0.0%
Vulcan Materials Co. (a)	55,586	2,141,729

Consumer Finance—0.8%
American Express Co.	450,293	23,280,148
Capital One Financial Corp.	197,668	10,213,506
Discover Financial Services	234,854	6,282,345
SLM Corp. (b)	227,077	3,817,164

		43,593,163

Containers & Packaging —0.1%
Ball Corp.	72,315	2,781,235
Bemis Co., Inc. (a)	45,350	1,531,923
Owens-Illinois, Inc. (b)	70,611	1,822,470
Sealed Air Corp.	68,953	1,640,392

		7,776,020

Distributors—0.1%
Genuine Parts Co. (a)	67,733	3,684,675

Security Description	Shares	Value*

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	52,431	$2,290,186
DeVry, Inc.	26,359	1,558,608
H&R Block, Inc. (a)	131,423	2,108,025

		5,956,819

Diversified Financial Services— 3.7%
Bank of America Corp.	4,362,669	47,814,852
Citigroup, Inc.	1,257,461	52,360,676
CME Group, Inc.	28,873	8,419,078
IntercontinentalExchange, Inc. (b)	31,655	3,947,695
JPMorgan Chase & Co.	1,710,839	70,041,749
Leucadia National Corp.	85,287	2,908,287
Moody’s Corp. (a)	85,327	3,272,290
NYSE Euronext	112,716	3,862,777
The NASDAQ OMX Group, Inc. (b)	64,656	1,635,797

		194,263,201

Diversified Telecommunication Services—2.7%
AT&T, Inc.	2,549,671	80,085,166
CenturyLink, Inc.	258,559	10,453,540
Frontier Communications Corp. (a)	428,483	3,457,858
Verizon Communications, Inc.	1,218,037	45,347,518
Windstream Corp. (a)	219,564	2,845,549

		142,189,631

Electric Utilities—1.8%
American Electric Power Co., Inc.	207,431	7,816,000
Duke Energy Corp. (a)	573,194	10,793,243
Edison International	140,275	5,435,656
Entergy Corp.	76,623	5,231,818
Exelon Corp.	285,185	12,217,325
FirstEnergy Corp.	180,059	7,949,605
NextEra Energy, Inc.	181,672	10,438,873
Northeast Utilities	76,110	2,676,789
Pepco Holdings, Inc.	97,203	1,908,095
Pinnacle West Capital Corp.	46,936	2,092,407
PPL Corp.	248,487	6,915,393
Progress Energy, Inc.	126,806	6,087,956
Southern Co.	365,583	14,762,242

		94,325,402

Electrical Equipment—0.6%
Emerson Electric Co.	323,626	18,203,963
First Solar, Inc. (a) (b)	23,371	3,091,282
Rockwell Automation, Inc.	62,131	5,390,486
Roper Industries, Inc. (a)	41,288	3,439,290

		30,125,021

Electronic Equipment, Instruments & Components —0.4%
Amphenol Corp. (Class A) (a)	75,842	4,094,710
Corning, Inc.	675,911	12,267,785
FLIR Systems, Inc. (a) (b)	68,750	2,317,562
Jabil Circuit, Inc. (a)	84,671	1,710,354
Molex, Inc. (a)	59,863	1,542,669

		21,933,080

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—2.3%
Baker Hughes, Inc.	187,129	$13,578,080
Cameron International Corp. (b)	105,494	5,305,293
Diamond Offshore Drilling, Inc. (a)	29,929	2,107,301
FMC Technologies, Inc. (b)	103,471	4,634,466
Halliburton Co.	393,952	20,091,552
Helmerich & Payne, Inc.	46,055	3,045,157
Nabors Industries, Ltd. (b)	123,722	3,048,510
National Oilwell Varco, Inc.	182,153	14,246,186
Noble Corp. (a)	108,568	4,278,665
Rowan Cos., Inc. (b)	54,876	2,129,738
Schlumberger, Ltd.	584,220	50,476,608

		122,941,556

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	188,087	15,280,188
CVS Caremark Corp.	583,790	21,938,828
Safeway, Inc. (a)	152,455	3,562,873
SUPERVALU, Inc. (a)	91,341	859,519
Sysco Corp.	251,212	7,832,790
The Kroger Co.	261,111	6,475,553
Wal-Mart Stores, Inc.	822,296	43,696,810
Walgreen Co.	394,144	16,735,354
Whole Foods Market, Inc.	64,304	4,080,089

		120,462,004

Food Products—1.8%
Archer-Daniels-Midland Co.	293,648	8,853,487
Campbell Soup Co. (a)	78,587	2,715,181
ConAgra Foods, Inc.	176,044	4,543,696
Dean Foods Co. (b)	78,870	967,735
General Mills, Inc.	274,860	10,230,289
H.J. Heinz Co. (a)	138,557	7,382,317
Hormel Foods Corp. (a)	59,785	1,782,191
Kellogg Co.	107,801	5,963,551
Kraft Foods, Inc. (Class A)	756,840	26,663,473
McCormick & Co., Inc. (a)	57,045	2,827,721
Mead Johnson Nutrition Co.	87,978	5,942,914
Sara Lee Corp.	251,910	4,783,771
The Hershey Co.	66,021	3,753,294
The J. M. Smucker Co.	49,938	3,817,261
Tyson Foods, Inc.	129,082	2,506,772

		92,733,653

Gas Utilities—0.1%
Nicor, Inc. (a)	19,609	1,073,397
Oneok, Inc.	46,120	3,413,341

		4,486,738

Health Care Equipment & Supplies—1.9%
Baxter International, Inc.	245,572	14,658,193
Becton, Dickinson & Co.	94,182	8,115,663
Boston Scientific Corp. (b)	657,957	4,546,483
C.R. Bard, Inc.	36,878	4,051,417
CareFusion Corp. (b)	96,199	2,613,727
Covidien plc	213,434	11,361,092

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
DENTSPLY International, Inc. (a)	60,609	$2,307,991
Edwards Lifesciences Corp. (a) (b)	49,374	4,304,425
Intuitive Surgical, Inc. (b)	16,916	6,294,613
Medtronic, Inc.	460,412	17,739,674
St. Jude Medical, Inc.	141,584	6,750,725
Stryker Corp. (a)	143,665	8,431,699
Varian Medical Systems, Inc. (b)	50,455	3,532,859
Zimmer Holdings, Inc. (b)	82,647	5,223,290

		99,931,851

Health Care Providers & Services—2.2%
Aetna, Inc.	163,391	7,203,909
AmerisourceBergen Corp.	117,952	4,883,213
Cardinal Health, Inc.	150,942	6,855,786
CIGNA Corp.	116,491	5,991,132
Coventry Health Care, Inc. (b)	63,816	2,327,369
DaVita, Inc. (b)	41,117	3,561,143
Express Scripts, Inc. (a) (b)	227,952	12,304,849
Humana, Inc.	72,501	5,839,231
Laboratory Corp. of America Holdings (a) (b)	43,141	4,175,617
McKesson Corp.	108,548	9,080,040
Medco Health Solutions, Inc. (b)	172,130	9,728,788
Patterson Cos., Inc. (a)	41,264	1,357,173
Quest Diagnostics, Inc.	67,745	4,003,729
Tenet Healthcare Corp. (b)	210,773	1,315,224
UnitedHealth Group, Inc.	466,466	24,060,316
WellPoint, Inc.	158,079	12,451,883

		115,139,402

Health Care Technology—0.1%
Cerner Corp. (a) (b)	62,284	3,806,175

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	185,941	6,996,960
Chipotle Mexican Grill, Inc. (Class A) (b)	13,398	4,129,129
Darden Restaurants, Inc.	58,739	2,922,853
International Game Technology	129,119	2,269,912
Marriott International, Inc. (a)	122,232	4,338,014
McDonald’s Corp.	446,721	37,667,515
Starbucks Corp.	322,734	12,744,766
Starwood Hotels & Resorts Worldwide, Inc.	83,995	4,707,080
Wyndham Worldwide Corp.	73,184	2,462,641
Wynn Resorts, Ltd.	32,766	4,703,231
Yum! Brands, Inc.	200,446	11,072,637

		94,014,738

Household Durables—0.4%
D.R. Horton, Inc. (a)	120,999	1,393,908
Fortune Brands, Inc.	66,374	4,232,670
Harman International Industries, Inc. (b)	30,094	1,371,384
Leggett & Platt, Inc. (a)	61,522	1,499,906
Lennar Corp. (Class A) (a)	69,215	1,256,252
Newell Rubbermaid, Inc.	125,373	1,978,386
Pulte Group, Inc. (a) (b)	145,038	1,110,991
Stanley Black & Decker, Inc.	72,380	5,214,979
Whirlpool Corp. (a)	32,818	2,668,760

		20,727,236

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—2.1%
Clorox Co. (a)	57,406	$3,871,461
Colgate-Palmolive Co.	210,490	18,398,931
Kimberly-Clark Corp.	169,151	11,258,690
The Procter & Gamble Co.	1,201,770	76,396,519

		109,925,601

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	86,411	3,280,162
NRG Energy, Inc. (b)	103,799	2,551,379
The AES Corp. (b)	282,817	3,603,089

		9,434,630

Industrial Conglomerates—2.4%
3M Co.	305,934	29,017,840
General Electric Co.	4,566,094	86,116,533
Tyco International, Ltd.	201,899	9,979,867

		125,114,240

Insurance—3.7%
ACE, Ltd.	145,266	9,561,408
Aflac, Inc.	201,367	9,399,812
American International Group, Inc. (b)	187,824	5,507,000
AON Corp.	142,312	7,300,606
Assurant, Inc.	41,550	1,507,018
Berkshire Hathaway, Inc. (Class B) (b)	745,382	57,685,113
Chubb Corp.	125,953	7,885,917
Cincinnati Financial Corp. (a)	70,179	2,047,823
Genworth Financial, Inc. (b)	211,207	2,171,208
Hartford Financial Services Group, Inc.	191,709	5,055,366
Lincoln National Corp.	134,961	3,845,039
Loews Corp.	133,771	5,630,421
Marsh & McLennan Cos., Inc.	235,830	7,355,538
MetLife, Inc. (d)	455,100	19,965,237
Principal Financial Group, Inc.	138,341	4,208,333
Prudential Financial, Inc.	210,105	13,360,577
The Allstate Corp.	225,156	6,874,013
The Progressive Corp.	281,445	6,017,294
The Travelers Cos., Inc.	180,342	10,528,366
Torchmark Corp. (a)	32,745	2,100,264
Unum Group	132,520	3,376,610
XL Group plc	133,216	2,928,088

		194,311,051

Internet & Catalog Retail—0.9%
Amazon.com, Inc. (b)	153,753	31,440,951
Expedia, Inc. (a)	85,916	2,490,705
NetFlix, Inc. (b)	18,758	4,927,539
priceline.com, Inc. (b)	21,376	10,943,016

		49,802,211

Internet Software & Services—1.6%
Akamai Technologies, Inc. (b)	80,385	2,529,716
eBay, Inc. (b)	491,744	15,868,579
Google, Inc. (Class A) (b)	108,220	54,800,443
Monster Worldwide, Inc. (a) (b)	55,677	816,225

Security Description	Shares	Value*

Internet Software & Services—(Continued)
VeriSign, Inc. (a) (b)	72,534	$2,426,988
Yahoo!, Inc. (a) (b)	560,971	8,437,004

		84,878,955

IT Services—3.2%
Automatic Data Processing, Inc.	215,144	11,333,786
Cognizant Technology Solutions Corp. (Class A) (b)	130,993	9,607,027
Computer Sciences Corp.	66,772	2,534,665
Fidelity National Information Services, Inc.	115,856	3,567,206
Fiserv, Inc. (b)	61,831	3,872,476
International Business Machines Corp.	521,473	89,458,693
MasterCard, Inc.	40,539	12,216,022
Paychex, Inc. (a)	138,654	4,259,451
SAIC, Inc. (a) (b)	120,135	2,020,671
Teradata Corp. (b)	72,675	4,375,035
The Western Union Co.	272,216	5,452,486
Total System Services, Inc. (a)	69,673	1,294,524
Visa, Inc. (Class A)	206,224	17,376,434

		167,368,476

Leisure Equipment & Products—0.1%
Hasbro, Inc.	58,656	2,576,758
Mattel, Inc.	149,651	4,113,906

		6,690,664

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (b)	149,848	7,658,731
Life Technologies Corp. (a) (b)	76,966	4,007,620
PerkinElmer, Inc.	48,548	1,306,427
Thermo Fisher Scientific, Inc. (b)	165,009	10,624,929
Waters Corp. (b)	39,455	3,777,422

		27,375,129

Machinery—2.3%
Caterpillar, Inc.	277,464	29,538,817
Cummins, Inc.	84,491	8,743,974
Danaher Corp.	234,441	12,423,029
Deere & Co.	180,703	14,898,962
Dover Corp.	80,330	5,446,374
Eaton Corp.	146,901	7,558,056
Flowserve Corp.	24,037	2,641,426
Illinois Tool Works, Inc.	215,292	12,161,845
Ingersoll-Rand plc (a)	142,623	6,476,510
Joy Global, Inc.	45,224	4,307,134
PACCAR, Inc.	157,350	8,039,012
Pall Corp.	49,994	2,811,163
Parker Hannifin Corp.	69,823	6,265,916
Snap-On, Inc.	25,056	1,565,499

		122,877,717

Media—3.3%
Cablevision Systems Corp. (Class A)	99,096	3,588,266
CBS Corp. (Class B)	287,939	8,203,382
Comcast Corp. (Class A)	1,190,964	30,179,028

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
DIRECTV (b)	330,564	$16,799,262
Discovery Communications, Inc. (a) (b)	119,934	4,912,497
Gannett Co., Inc.	103,516	1,482,349
News Corp. (Class A)	983,861	17,414,340
Omnicom Group, Inc.	121,034	5,828,997
Scripps Networks Interactive, Inc.	39,085	1,910,475
The Interpublic Group of Cos., Inc.	210,403	2,630,038
The McGraw-Hill Cos., Inc.	131,186	5,498,005
The Walt Disney Co.	813,791	31,770,401
The Washington Post Co. (Class B) (a)	2,220	930,069
Time Warner Cable, Inc.	144,835	11,302,923
Time Warner, Inc.	461,033	16,767,770
Viacom, Inc. (Class B)	251,917	12,847,767

		172,065,569

Metals & Mining—1.1%
AK Steel Holding Corp.	47,470	748,127
Alcoa, Inc. (a)	457,974	7,263,468
Allegheny Technologies, Inc. (a)	45,692	2,900,071
Cliffs Natural Resources, Inc.	62,278	5,757,601
Freeport-McMoRan Copper & Gold, Inc.	407,859	21,575,741
Newmont Mining Corp.	212,554	11,471,539
Nucor Corp.	136,078	5,609,135
Titanium Metals Corp. (a) (b)	38,786	710,560
United States Steel Corp. (a)	61,898	2,849,784

		58,886,026

Multi-Utilities—1.3%
Ameren Corp.	103,824	2,994,284
CenterPoint Energy, Inc.	183,157	3,544,088
CMS Energy Corp.	108,648	2,139,279
Consolidated Edison, Inc. (a)	125,967	6,706,483
Dominion Resources, Inc. (a)	247,905	11,966,374
DTE Energy Co.	72,910	3,646,958
Integrys Energy Group, Inc. (a)	33,520	1,737,677
NiSource, Inc. (a)	120,371	2,437,513
PG&E Corp.	171,334	7,201,168
Public Service Enterprise Group, Inc.	217,813	7,109,416
SCANA Corp. (a)	49,211	1,937,437
Sempra Energy	103,091	5,451,452
TECO Energy, Inc. (a)	92,539	1,748,062
Wisconsin Energy Corp.	100,637	3,154,970
Xcel Energy, Inc.	208,458	5,065,530

		66,840,691

Multiline Retail—0.7%
Big Lots, Inc. (b)	32,364	1,072,867
Family Dollar Stores, Inc.	52,656	2,767,599
J.C. Penney Co., Inc. (a)	91,795	3,170,599
Kohl’s Corp. (a) (b)	121,021	6,052,260
Macy’s, Inc.	183,741	5,372,587
Nordstrom, Inc. (a)	72,241	3,390,993
Sears Holdings Corp. (a) (b)	18,549	1,325,141
Target Corp.	296,706	13,918,478

		37,070,524

Security Description	Shares	Value*

Office Electronics—0.1%
Xerox Corp.	603,269	$6,280,030

Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc. (b)	97,537	4,432,081
Anadarko Petroleum Corp.	214,204	16,442,299
Apache Corp.	165,090	20,370,455
Cabot Oil & Gas Corp. (a)	44,977	2,982,425
Chesapeake Energy Corp.	283,152	8,406,783
Chevron Corp.	865,507	89,008,740
ConocoPhillips	608,575	45,758,754
Consol Energy, Inc.	97,577	4,730,533
Denbury Resources, Inc. (a) (b)	171,038	3,420,760
Devon Energy Corp.	182,119	14,352,798
El Paso Corp.	331,072	6,687,655
EOG Resources, Inc.	115,573	12,083,157
EQT Corp.	64,336	3,378,927
Exxon Mobil Corp.	2,120,889	172,597,947
Hess Corp.	130,185	9,732,631
Marathon Oil Corp.	306,584	16,150,845
Murphy Oil Corp.	83,278	5,468,034
Newfield Exploration Co. (b)	56,937	3,872,855
Noble Energy, Inc.	75,976	6,809,729
Occidental Petroleum Corp.	349,977	36,411,607
Peabody Energy Corp.	116,564	6,866,785
Pioneer Natural Resources Co.	50,269	4,502,594
QEP Resources, Inc. (a)	76,101	3,183,305
Range Resources Corp. (a)	69,162	3,838,491
Southwestern Energy Co. (b)	149,786	6,422,824
Spectra Energy Corp.	279,852	7,670,743
Sunoco, Inc.	52,141	2,174,801
Tesoro Corp. (a) (b)	61,899	1,418,106
The Williams Cos., Inc.	253,221	7,659,935
Valero Energy Corp.	245,516	6,277,844

		533,114,443

Paper & Forest Products—0.2%
International Paper Co.	188,256	5,613,794
MeadWestvaco Corp.	73,057	2,433,529
Weyerhaeuser Co. (a)	231,882	5,068,940

		13,116,263

Personal Products—0.2%
Avon Products, Inc.	185,214	5,185,992
The Estee Lauder Cos., Inc.	49,088	5,163,567

		10,349,559

Pharmaceuticals—5.7%
Abbott Laboratories	669,185	35,212,515
Allergan, Inc.	131,222	10,924,231
Bristol-Myers Squibb Co.	734,500	21,271,120
Eli Lilly & Co.	438,613	16,461,146
Forest Laboratories, Inc. (a) (b)	123,205	4,846,885
Hospira, Inc. (b)	72,234	4,092,778
Johnson & Johnson	1,180,178	78,505,441
Merck & Co., Inc.	1,328,905	46,897,057

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Mylan, Inc. (b)	189,116	$4,665,492
Pfizer, Inc.	3,401,771	70,076,483
Watson Pharmaceuticals, Inc. (b)	54,455	3,742,692

		296,695,840

Professional Services—0.1%
Dun & Bradstreet Corp.	21,271	1,606,811
Equifax, Inc.	52,987	1,839,709
Robert Half International, Inc. (a)	63,216	1,708,728

		5,155,248

Real Estate Investment Trusts—1.5%
Apartment Investment & Management Co. (a)	51,454	1,313,621
AvalonBay Communities, Inc. (a)	37,594	4,827,070
Boston Properties, Inc. (a)	62,685	6,654,640
Equity Residential	126,859	7,611,540
HCP, Inc.	174,811	6,413,815
Health Care REIT, Inc.	76,101	3,989,975
Host Hotels & Resorts, Inc.	295,426	5,007,471
Kimco Realty Corp. (a)	175,200	3,265,728
Plum Creek Timber Co., Inc. (a)	69,719	2,826,408
ProLogis, Inc. (a)	195,582	7,009,659
Public Storage	60,242	6,868,190
Simon Property Group, Inc. (a)	126,280	14,677,524
Ventas, Inc. (a)	70,375	3,709,466
Vornado Realty Trust	70,598	6,578,322

		80,753,429

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc. (b)	125,666	3,155,473

Road & Rail—0.9%
CSX Corp.	474,787	12,448,915
Norfolk Southern Corp.	152,075	11,394,980
Ryder System, Inc.	22,105	1,256,669
Union Pacific Corp.	211,190	22,048,236

		47,148,800

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a) (b)	248,654	1,738,091
Altera Corp. (a)	138,731	6,430,182
Analog Devices, Inc.	129,005	5,049,256
Applied Materials, Inc.	567,562	7,383,982
Broadcom Corp.	205,424	6,910,463
Intel Corp.	2,282,735	50,585,408
KLA-Tencor Corp. (a)	72,289	2,926,259
Linear Technology Corp.	98,049	3,237,578
LSI Corp. (b)	260,757	1,856,590
MEMC Electronic Materials, Inc. (a) (b)	99,202	846,193
Microchip Technology, Inc. (a)	82,009	3,108,961
Micron Technology, Inc. (b)	370,811	2,773,666
National Semiconductor Corp.	103,821	2,555,035
Novellus Systems, Inc. (a) (b)	38,450	1,389,583
NVIDIA Corp. (a) (b)	258,449	4,118,385
Teradyne, Inc. (a) (b)	79,839	1,181,617

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	499,932	$16,412,767
Xilinx, Inc. (a)	114,362	4,170,782

		122,674,798

Software—3.7%
Adobe Systems, Inc. (b)	217,190	6,830,626
Autodesk, Inc. (b)	99,435	3,838,191
BMC Software, Inc. (b)	76,145	4,165,132
CA Technologies	163,425	3,732,627
Citrix Systems, Inc. (b)	80,940	6,475,200
Compuware Corp. (b)	93,965	917,098
Electronic Arts, Inc. (a) (b)	143,132	3,377,915
Intuit, Inc. (b)	117,796	6,108,901
Microsoft Corp.	3,194,983	83,069,558
Oracle Corp.	1,677,650	55,211,461
Red Hat, Inc. (b)	83,105	3,814,520
Salesforce.com, Inc. (a) (b)	51,885	7,729,827
Symantec Corp. (b)	325,292	6,414,758

		191,685,814

Specialty Retail—1.9%
Abercrombie & Fitch Co. (Class A)	37,744	2,525,828
AutoNation, Inc. (a) (b)	27,378	1,002,308
AutoZone, Inc. (b)	10,885	3,209,442
Bed Bath & Beyond, Inc. (b)	107,260	6,260,766
Best Buy Co., Inc. (a)	138,908	4,363,100
CarMax, Inc. (a) (b)	97,238	3,215,661
GameStop Corp. (Class A) (a) (b)	60,897	1,624,123
Home Depot, Inc.	685,528	24,829,824
Limited Brands, Inc. (a)	108,588	4,175,209
Lowe’s Cos., Inc.	560,596	13,067,493
O’Reilly Automotive, Inc. (a) (b)	59,359	3,888,608
Ross Stores, Inc.	50,355	4,034,443
Staples, Inc.	307,042	4,851,264
The Gap, Inc. (a)	168,257	3,045,452
The Sherwin-Williams Co.	38,045	3,190,834
Tiffany & Co.	54,986	4,317,501
TJX Cos., Inc.	166,235	8,732,324
Urban Outfitters, Inc. (a) (b)	53,627	1,509,600

		97,843,780

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	126,409	8,081,328
Nike, Inc. (a)	163,307	14,694,364
Polo Ralph Lauren Corp. (a)	27,689	3,671,838
VF Corp.	37,681	4,090,649

		30,538,179

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	226,765	1,857,205
People’s United Financial, Inc.	162,126	2,178,974

		4,036,179

Tobacco—1.7%
Altria Group, Inc.	901,291	23,803,095

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—(Continued)
Lorillard, Inc.	61,871	$6,735,896
Philip Morris International, Inc.	765,680	51,124,453
Reynolds American, Inc.	145,555	5,392,813

		87,056,257

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	126,950	4,568,931
W.W. Grainger, Inc.	25,053	3,849,393

		8,418,324

Wireless Telecommunication Services—0.3%
American Tower Corp. (b)	170,766	8,936,185
MetroPCS Communications, Inc. (b)	114,301	1,967,120
Sprint Nextel Corp. (b)	1,288,051	6,942,595

		17,845,900

Total Common Stock (Identified Cost $4,430,520,863)		5,175,116,836

Mutual Funds—0.7%

Exchange Traded Funds—0.7%
SPDR S&P 500 ETF Trust	301,000	39,722,970

Total Mutual Funds (Identified Cost $39,377,883)		39,722,970

Short Term Investments—5.8%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.1%
Federal Home Loan Bank 0.010%, 08/05/11	$4,750,000	$4,749,819
0.010%, 09/09/11	1,650,000	1,649,783
Federal National Mortgage Association 0.010%, 07/25/11	325,000	324,990
0.010%, 08/01/11	300,000	299,990

		7,024,582

Mutual Funds—5.4%
State Street Navigator Securities Lending Prime Portfolio (e)	280,726,865	280,726,865

U.S. Treasury—0.3%
U.S. Treasury Bills 0.010%, 08/18/11 (a)	$12,025,000	12,024,734
0.010%, 11/03/11 (a)	4,425,000	4,423,945
0.010%, 11/17/11	525,000	524,877

		16,973,556

Total Short Term Investments (Identified Cost $304,725,003)		304,725,003

Total Investments—105.2% (Identified Cost $4,774,623,749) (f)		5,519,564,809
Liabilities in excess of other assets		(274,989,808)

Net Assets—100.0%		$5,244,575,001

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $280,995,269 and the collateral received consisted of cash in the amount of $280,726,865 and non-cash collateral with a value of $4,845,472. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Affiliated Issuer. See below.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $4,776,706,833. The aggregate unrealized appreciation and depreciation of investments was $1,280,574,212 and $(537,716,236), respectively, resulting in net unrealized appreciation of $742,857,976 for federal income tax purposes.

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Net Unrealized Appreciation
S&P 500 Index Futures	9/15/2011	80	$25,589,400	$26,310,000	$720,600

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Number of Shares Held at June 30, 2011	Realized Gain on Shares Sold	Income For Period Ended June 30, 2011
MetLife, Inc.	400,842	68,155	13,897	455,100	$173,421	$0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$5,175,116,836	$—	$—	$5,175,116,836
Mutual Funds
Exchange Traded Funds	39,722,970	—	—	39,722,970
Short Term Investments
Discount Notes	—	7,024,582	—	7,024,582
Mutual Funds	280,726,865	—	—	280,726,865
U.S. Treasury	—	16,973,556	—	16,973,556
Total Short Term Investments	280,726,865	23,998,138	—	304,725,003
Total Investments	$5,495,566,671	$23,998,138	$—	$5,519,564,809

Futures Contracts**
Futures Contracts (Appreciation)	$720,600	$—	$—	$720,600

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$5,519,564,809
Cash		1,390,425
Receivable for:
Securities sold		1,132,286
Fund shares sold		1,746,543
Accrued interest and dividends		6,841,727
Futures variation margin		224,000

Total Assets		5,530,899,790
Liabilities
Payable for:
Securities purchased	$106,970
Fund shares redeemed	3,823,386
Collateral for securities loaned	280,726,865
Accrued expenses:
Management fees	1,003,230
Distribution and service fees	351,810
Deferred directors’ fees	23,537
Other expenses	288,991

Total Liabilities		286,324,789

Net Assets		$5,244,575,001

Net assets consists of:
Paid in surplus		$4,525,696,739
Undistributed net investment income		43,618,055
Accumulated net realized losses		(70,401,453)
Unrealized appreciation on investments		745,661,660

Net Assets		$5,244,575,001

Net Assets
Class A		$3,215,921,947
Class B		1,518,775,606
Class D		343,683,649
Class E		166,193,799

Capital Shares (Authorized) Outstanding
Class A (150,000,000)		104,492,427
Class B (70,000,000)		50,736,155
Class D (30,000,000)		11,191,701
Class E (15,000,000)		5,426,010

Net Asset Value, Offering and Redemption Price Per Share
Class A		$30.78
Class B		29.93
Class D		30.71
Class E		30.63

(a)	Identified cost of investments was $4,774,623,749.
(b)	Includes securities on loan with a value of $280,995,269.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends		$51,440,522
Interest (a)		404,150

		51,844,672
Expenses
Management fees	$6,512,657
Distribution and service fees—Class B	1,843,188
Distribution and service fees—Class D	175,848
Distribution and service fees—Class E	130,445
Directors’ fees and expenses	24,547
Custodian and accounting	181,309
Audit and tax services	16,626
Legal	29,725
Shareholder reporting	259,020
Insurance	28,045
Miscellaneous	37,125

Total expenses	9,238,535
Management fee waivers	(223,164)	9,015,371

Net Investment Income		42,829,301

Net Realized and Unrealized Gain
Net realized gain on:
Investments	29,985,672
Futures contracts	401,300	30,386,972

Net change in unrealized appreciation on:
Investments	223,145,390
Futures contracts	427,800	223,573,190

Net realized and unrealized gain		253,960,162

Net Increase in Net Assets From Operations		$296,789,463

(a)	Includes net income on securities loaned of $399,403.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$42,829,301	$82,615,031
Net realized gain	30,386,972	34,821,132
Net change in unrealized appreciation	223,573,190	545,709,701

Increase in net assets from operations	296,789,463	663,145,864

From Distributions to Shareholders
Net investment income
Class A	(52,076,642)	(52,295,692)
Class B	(21,594,153)	(18,935,626)
Class D	(5,352,734)	(6,840,912)
Class E	(2,550,797)	(2,995,482)

	(81,574,326)	(81,067,712)

Net realized capital gain
Class A	(19,164,204)	0
Class B	(9,134,079)	0
Class D	(2,077,855)	0
Class E	(1,022,542)	0

	(31,398,680)	0

Total distributions	(112,973,006)	(81,067,712)

Decrease in net assets from capital share transactions	(41,681,534)	(216,239,298)

Total increase in net assets	142,134,923	365,838,854

Net Assets
Beginning of the period	5,102,440,078	4,736,601,224

End of the period	$5,244,575,001	$5,102,440,078

Undistributed Net Investment Income
End of the period	$43,618,055	$82,363,080

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,049,734	$94,154,283	7,569,170	$203,774,276
Reinvestments	2,306,275	71,240,846	1,859,733	52,295,692
Redemptions	(7,185,901)	(221,608,240)	(16,221,825)	(435,432,510)

Net decrease	(1,829,892)	$(56,213,111)	(6,792,922)	$(179,362,542)

Class B
Sales	4,317,961	$129,565,465	9,908,582	$256,780,605
Reinvestments	1,022,230	30,728,232	691,334	18,935,626
Redemptions	(3,165,009)	(94,490,292)	(6,192,307)	(160,588,226)

Net increase	2,175,182	$65,803,405	4,407,609	$115,128,005

Class D
Sales	15,484	$477,087	58,490	$1,577,633
Reinvestments	241,018	7,430,589	243,709	6,840,912
Redemptions	(1,229,891)	(37,854,024)	(5,012,277)	(133,674,287)

Net decrease	(973,389)	$(29,946,348)	(4,710,078)	$(125,255,742)

Class E
Sales	186,270	$5,715,544	498,495	$13,152,328
Reinvestments	116,206	3,573,339	106,981	2,995,482
Redemptions	(997,740)	(30,614,363)	(1,593,870)	(42,896,829)

Net decrease	(695,264)	$(21,325,480)	(988,394)	$(26,749,019)

Decrease derived from capital share transactions		$(41,681,534)		$(216,239,298)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.71		$26.31	$22.01	$37.00	$36.26	$33.20

Income (Loss) From Investment Operations
Net investment income	0.26	(a)	0.49 (a)	0.48 (a)	0.63 (a)	0.63 (a)	0.58
Net realized and unrealized gain (loss) on investments	1.49		3.38	4.92	(13.71)	1.26	4.37

Total from investment operations	1.75		3.87	5.40	(13.08)	1.89	4.95

Less Distributions
Distributions from net investment income	(0.50)		(0.47)	(0.63)	(0.61)	(0.39)	(0.70)
Distributions from net realized capital gains	(0.18)		0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.68)		(0.47)	(1.10)	(1.91)	(1.15)	(1.89)

Net Asset Value, End of Period	$30.78		$29.71	$26.31	$22.01	$37.00	$36.26

Total Return (%)	5.90	(b)	14.82	26.24	(37.10)	5.23	15.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	(c)	0.27	0.28	0.29	0.29	0.31
Net ratio of expenses to average net assets (%) (d)	0.26	(c)	0.27	0.27	0.28	0.28	0.30
Ratio of net investment income to average net assets (%)	1.73	(c)	1.82	2.13	2.10	1.69	1.63
Portfolio turnover rate (%)	11	(c)	12	23	13	12	9
Net assets, end of period (in millions)	$3,215.92		$3,158.39	$2,976.54	$2,739.61	$4,733.15	$4,125.10

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$28.89		$25.61	$21.43	$36.07	$35.38	$32.41

Income (Loss) From Investment Operations
Net investment income	0.22	(a)	0.41 (a)	0.41 (a)	0.54 (a)	0.52 (a)	0.47
Net realized and unrealized gain (loss) on investments	1.44		3.29	4.80	(13.36)	1.24	4.28

Total from investment operations	1.66		3.70	5.21	(12.82)	1.76	4.75

Less Distributions
Distributions from net investment income	(0.44)		(0.42)	(0.56)	(0.52)	(0.31)	(0.59)
Distributions from net realized capital gains	(0.18)		0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.62)		(0.42)	(1.03)	(1.82)	(1.07)	(1.78)

Net Asset Value, End of Period	$29.93		$28.89	$25.61	$21.43	$36.07	$35.38

Total Return (%)	5.77	(b)	14.49	25.92	(37.26)	4.97	15.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(c)	0.52	0.53	0.54	0.54	0.56
Net ratio of expenses to average net assets (%) (d)	0.51	(c)	0.52	0.52	0.53	0.53	0.55
Ratio of net investment income to average net assets (%)	1.48	(c)	1.57	1.85	1.86	1.43	1.38
Portfolio turnover rate (%)	11	(c)	12	23	13	12	9
Net assets, end of period (in millions)	$1,518.78		$1,402.69	$1,130.85	$729.64	$1,092.99	$991.78

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(e)
Net Asset Value, Beginning of Period	$29.63		$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income	0.25	(a)	0.46 (a)	0.31	(a)
Net realized and unrealized gain on investments	1.48		3.37	6.06

Total from investment operations	1.73		3.83	6.37

Less Distributions
Distributions from net investment income	(0.47)		(0.45)	0.00
Distributions from net realized capital gains	(0.18)		0.00	0.00

Total distributions	(0.65)		(0.45)	0.00

Net Asset Value, End of Period	$30.71		$29.63	$26.25

Total Return (%)	5.86	(b)	14.68	32.04	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(c)	0.37	0.38	(c)
Net ratio of expenses to average net assets (%) (d)	0.36	(c)	0.37	0.37	(c)
Ratio of net investment income to average net assets (%)	1.62	(c)	1.71	1.93	(c)
Portfolio turnover rate (%)	11	(c)	12	23
Net assets, end of period (in millions)	$343.68		$360.48	$443.03

	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.55		$26.19	$21.90	$36.81	$36.09	$33.04

Income (Loss) From Investment Operations
Net investment income	0.24	(a)	0.44 (a)	0.44 (a)	0.58 (a)	0.57 (a)	0.52
Net realized and unrealized gain (loss) on investments	1.48		3.36	4.91	(13.64)	1.25	4.35

Total from investment operations	1.72		3.80	5.35	(13.06)	1.82	4.87

Less Distributions
Distributions from net investment income	(0.46)		(0.44)	(0.59)	(0.55)	(0.34)	(0.63)
Distributions from net realized capital gains	(0.18)		0.00	(0.47)	(1.30)	(0.76)	(1.19)

Total distributions	(0.64)		(0.44)	(1.06)	(1.85)	(1.10)	(1.82)

Net Asset Value, End of Period	$30.63		$29.55	$26.19	$21.90	$36.81	$36.09

Total Return (%)	5.82	(b)	14.60	26.06	(37.18)	5.06	15.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	(c)	0.42	0.43	0.44	0.44	0.46
Net ratio of expenses to average net assets (%) (d)	0.41	(c)	0.42	0.42	0.43	0.43	0.45
Ratio of net investment income to average net assets (%)	1.57	(c)	1.67	1.98	1.95	1.53	1.48
Portfolio turnover rate (%)	11	(c)	12	23	13	12	9
Net assets, end of period (in millions)	$166.19		$180.88	$186.18	$163.95	$280.08	$291.42

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D, and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, real estate investment trusts (REIT) adjustments, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2011 were $6,512,657.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1.0 billion
0.005%	On amounts over $2.0 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2011 were $470,784.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1.0 billion
0.010%	Of the next $1.0 billion
0.015%	On amounts over $2.0 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$286,413,553	$0	$412,490,159

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2011, the unrealized appreciation on open equity index futures contracts was $720,600. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $401,300 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $427,800 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$81,067,712	$101,469,668	$—	$77,946,802	$—	$—	$81,067,712	$179,416,470

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$82,380,197	$30,387,870	$422,310,858	$—	$535,078,925

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 4.41%, 4.28%, 4.32%, and 4.30%, respectively, compared to its benchmark, a blend of the Standard & Poor’s (S&P) 500 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 4.72%. Individually, during the six-month period, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index returned 6.02% and 2.72%, respectively.

MARKET ENVIRONMENT/CONDITIONS

Following the second round of quantitative easing (QE2) by the Federal Reserve and a larger than expected fiscal stimulus package, market sentiment continued to improve during the first quarter of 2011. Coupled with better indications of global macroeconomic activity, many asset valuations rose to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, during the second half of the period, a weakening macroeconomic backdrop, the ramifications from the Japanese disasters, and renewed concerns over Greek debt sustainability pushed equities and bond yields lower. The market did rebound sharply in the last week of June allowing the broad market, as measured by the S&P 500 Index, to post a small but positive gain.

PORTFOLIO REVIEW/CURRENT POSITIONING

Within the equity portion of the Portfolio, stock selection and an overweight position in the Financial sector held back performance relative to the S&P 500 Index. Holdings of investment banking firm Goldman Sachs, global financial services provider Bank of New York Mellon, and financial services firms, JPMorgan Chase and Bank of America, were among the Portfolio’s top detractors.

Stock selection in the Consumer Discretionary sector negatively impacted relative performance. Holdings of retail store operator Target, and office supply chain Staples, were among the top detractors. In other sectors, not owning strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group also hurt.

Within the fixed income portion of the Portfolio, holdings in U.S. Treasury securities, which underperformed the benchmark, detracted from relative results.

Within the equity portion of the Portfolio, stock selection within the Industrial Goods & Services sector contributed to relative performance. Holdings of defense contractor Lockheed Martin and multinational conglomerate United Technologies were among the Portfolio’s top contributors.

The Portfolio’s underweight position in the Information Technology sector aided relative results. Not owning poor-performing internet search giant Google, and the timing of the Portfolio’s ownership in shares of software giant Microsoft, supported relative performance.

Holdings in other sectors that contributed to relative performance included global consulting and outsourcing company Accenture (Ireland), tobacco company Philip Morris, and media company Viacom. Not owning shares of poor-performing financial services firm Citigroup, global auto maker Ford Motor Company, and investment manager Berkshire Hathaway, contributed to relative performance.

Within the fixed income portion of the Portfolio, an overweight position in commercial mortgage-backed securities was a primary positive factor for relative performance as these bonds significantly outperformed the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the benchmark, also benefited relative performance. Exposure to mortgage-backed securities and treasury inflation protected securities (TIPS) contributed to relative performance as bonds in these sectors performed well compared with the Barclays Capital U.S. Aggregate Bond Index.

From a positioning standpoint, over the six months ending June 30, 2011, we decreased our weighting within the Financial Services (major banks), Utilities & Communications (telephone services, electric power), and the Energy (oil services) sectors. In contrast, we increased our weighting to Leisure (broadcasting), Health Care (pharmaceuticals, medical services), and Industrial Goods & Services (aerospace & defense). As of June 30, 2011, the Portfolio had its largest underweight positions within Information Technology and Consumer Discretionary while having its largest overweight positions within Financial Services, Consumer Staples, and Industrial Goods & Services.

The fixed income portion of the Portfolio continued to emphasize a conservative, high quality approach. At period end, we were overweight investment-grade corporate debt due to broadly supportive fundamentals (sound corporate balance sheets, strong corporate cash flows, and companies that enjoyed good access to funding) and valuations that have improved slightly. We were also overweight to commercial mortgage-backed securities as the spread offered made them modestly attractive versus Treasuries. In addition, we were underweight agencies as we felt they remained rich and offered little value compared to other fixed income opportunities. Lastly, we had a small position in emerging market debt, at the expense of international developed debt, as we generally felt emerging markets were fiscally sound and carry less sovereign risk.

The Portfolio’s asset allocation as of June 30, 2011 was 60% equities, 38.5% fixed income, and 1.5% cash.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	4.41	17.98	4.05	4.59	—
Class B	4.28	17.68	3.78	—	4.56
Class E	4.32	17.80	3.89	—	4.57
Class F	4.30	17.75	3.84	—	3.36
S&P 500 Index	6.02	30.69	2.94	2.72	—
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.52	5.74	—

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	9.5
Fannie Mae 30 Yr. Pool	5.3
Freddie Mac 30 Yr. Gold Pool	2.7
U.S. Treasury Bonds	2.6
JPMorgan Chase & Co.	2.2
Exxon Mobil Corp.	1.8
Philip Morris International, Inc.	1.7
Lockheed Martin Corp.	1.7
AT&T, Inc.	1.5
Ginnie Mae I 30 Yr. Pool	1.5

Top Equity Sectors

% of Net Assets
Financials	11.8
Industrials	7.9
Consumer Staples	7.7
Energy	7.6
Health Care	7.0

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury	12.9
Agency Sponsored Mortgages	12.5
Corporates	10.2
Commercial Mortgage-Backed	2.0
Asset Backed	0.6

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.58%	$1,000.00	$1,044.10	$2.94
	Hypothetical*	0.58%	$1,000.00	$1,021.88	$2.91

Class B	Actual	0.83%	$1,000.00	$1,042.80	$4.20
	Hypothetical*	0.83%	$1,000.00	$1,020.62	$4.16

Class E	Actual	0.73%	$1,000.00	$1,043.20	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.13	$3.66

Class F	Actual	0.78%	$1,000.00	$1,043.00	$3.95
	Hypothetical*	0.78%	$1,000.00	$1,020.87	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—60.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.5%
Honeywell International, Inc.	146,980	$8,758,538
Huntington Ingalls Industries, Inc. (a) (b)	11,382	392,679
Lockheed Martin Corp.	238,689	19,326,648
Northrop Grumman Corp.(a)	68,536	4,752,972
Precision Castparts Corp.	13,580	2,235,947
United Technologies Corp.	191,610	16,959,401

		52,426,185

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	35,110	2,560,572

Auto Components—0.5%
Johnson Controls, Inc.	143,310	5,970,295

Automobiles—0.2%
General Motors Co. (a) (b)	58,140	1,765,130

Beverages—1.7%
Diageo plc (GBP)	428,600	8,767,299
Heineken NV (EUR)	33,664	2,027,861
PepsiCo., Inc.	133,765	9,421,069

		20,216,229

Capital Markets—3.8%
BlackRock, Inc.	13,824	2,651,581
Franklin Resources, Inc. (a)	23,410	3,073,499
State Street Corp.	154,370	6,960,543
The Bank of New York Mellon Corp.	540,980	13,859,908
The Charles Schwab Corp.	111,180	1,828,911
The Goldman Sachs Group, Inc.	118,330	15,748,540

		44,122,982

Chemicals—1.9%
Air Products & Chemicals, Inc.	82,134	7,850,368
Airgas, Inc. (a)	10,780	755,031
Celanese Corp. (Series A)	54,920	2,927,785
E. I. du Pont de Nemours & Co.	44,670	2,414,413
PPG Industries, Inc.(a)	90,330	8,201,061

		22,148,658

Commercial Banks—1.7%
PNC Financial Services Group, Inc.	78,180	4,660,310
SunTrust Banks, Inc.	40,400	1,042,320
TCF Financial Corp. (a)	87,620	1,209,156
Wells Fargo & Co.	412,070	11,562,684
Zions Bancorp (a)	77,450	1,859,574

		20,334,044

Communications Equipment—0.4%
Cisco Systems, Inc.	283,110	4,419,347

Computers & Peripherals—0.5%
Hewlett-Packard Co.	159,960	5,822,544

Security Description	Shares	Value*

Construction & Engineering—0.3%
Fluor Corp.	50,910	$3,291,841

Diversified Financial Services—2.9%
Bank of America Corp.	862,790	9,456,178
JPMorgan Chase & Co.	583,990	23,908,551

		33,364,729

Diversified Telecommunication Services—1.5%
AT&T, Inc.	508,164	15,961,431
CenturyLink, Inc.	48,254	1,950,909

		17,912,340

Electric Utilities—1.0%
American Electric Power Co., Inc.	66,180	2,493,662
Entergy Corp.	37,760	2,578,253
NextEra Energy, Inc.	32,880	1,889,285
PPL Corp.	149,546	4,161,865

		11,123,065

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	20,530	1,773,792
Transocean, Ltd.	35,330	2,280,905

		4,054,697

Food & Staples Retailing—0.8%
CVS Caremark Corp.	150,393	5,651,769
The Kroger Co.	74,420	1,845,616
Walgreen Co. (a)	40,790	1,731,943

		9,229,328

Food Products—2.0%
Danone (EUR)	38,060	2,844,133
General Mills, Inc.	141,530	5,267,747
Kellogg Co.	51,890	2,870,555
Nestle S.A. (CHF)	169,571	10,531,195
The J. M. Smucker Co. (a)	20,378	1,557,694

		23,071,324

Health Care Equipment & Supplies—1.9%
Becton, Dickinson & Co.	73,480	6,331,771
Covidien plc	59,820	3,184,219
Medtronic, Inc.	188,090	7,247,108
St. Jude Medical, Inc.	109,000	5,197,120

		21,960,218

Health Care Providers & Services—0.4%
AmerisourceBergen Corp.	48,870	2,023,218
Quest Diagnostics, Inc. (a)	34,640	2,047,224
WellPoint, Inc.	12,920	1,017,708

		5,088,150

Hotels, Restaurants & Leisure—0.5%
McDonald’s Corp.	62,390	5,260,725

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.4%
Pulte Group, Inc. (a) (b)	90,940	$696,601
Stanley Black & Decker, Inc. (a)	49,465	3,563,953

		4,260,554

Household Products—0.7%
Reckitt Benckiser Group plc (GBP)	31,784	1,756,921
The Procter & Gamble Co.	107,042	6,804,660

		8,561,581

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (a) (b)	80,480	1,978,198

Industrial Conglomerates—1.0%
3M Co.	103,550	9,821,717
Tyco International, Ltd.	33,550	1,658,377

		11,480,094

Insurance—3.4%
ACE, Ltd.	123,770	8,146,541
AON Corp.	116,730	5,988,249
Chubb Corp.	45,870	2,871,921
Prudential Financial, Inc.	171,720	10,919,675
The Travelers Cos., Inc.	204,870	11,960,310

		39,886,696

IT Services—2.5%
Accenture plc	127,729	7,717,386
International Business Machines Corp.	71,690	12,298,420
MasterCard, Inc.	12,580	3,790,857
The Western Union Co.	113,600	2,275,408
Visa, Inc. (Class A) (a)	35,000	2,949,100

		29,031,171

Leisure Equipment & Products—0.4%
Hasbro, Inc. (a)	85,290	3,746,790
Mattel, Inc.	53,810	1,479,237

		5,226,027

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (b)	82,490	5,311,531

Machinery—1.4%
Danaher Corp. (a)	221,730	11,749,473
Eaton Corp.	98,040	5,044,158

		16,793,631

Media—2.5%
Comcast Corp. (Class A)	220,610	5,345,380
Omnicom Group, Inc. (a)	137,810	6,636,930
The Walt Disney Co.	231,320	9,030,733
Viacom, Inc. (Class B)	166,520	8,492,520

		29,505,563

Security Description	Shares	Value*

Metals & Mining—0.1%
Cliffs Natural Resources, Inc.	17,210	$1,591,065

Multi-Utilities—0.9%
Dominion Resources, Inc.	18,342	885,368
PG&E Corp.	106,830	4,490,065
Public Service Enterprise Group, Inc.	165,280	5,394,739

		10,770,172

Multiline Retail—1.1%
Kohl’s Corp. (a) (b)	89,820	4,491,898
Target Corp.	172,060	8,071,335

		12,563,233

Oil, Gas & Consumable Fuels—7.2%
Anadarko Petroleum Corp.	32,760	2,514,658
Apache Corp.	126,550	15,615,005
Chevron Corp.	132,186	13,594,008
EOG Resources, Inc.	48,340	5,053,947
EQT Corp. (a)	44,220	2,322,434
Exxon Mobil Corp.	261,194	21,255,968
Hess Corp.	77,570	5,799,133
Kinder Morgan, Inc. (a) (b)	33,380	959,007
Noble Energy, Inc.	40,540	3,633,600
Occidental Petroleum Corp.	83,430	8,680,057
QEP Resources, Inc. (a)	32,220	1,347,763
The Williams Cos., Inc.	112,760	3,410,990

		84,186,570

Personal Products—0.2%
Avon Products, Inc.	92,400	2,587,200

Pharmaceuticals—4.2%
Abbott Laboratories	229,738	12,088,814
Bayer AG (EUR)	21,771	1,752,959
GlaxoSmithKline plc (GBP)	82,198	1,761,941
Johnson & Johnson	244,408	16,258,020
Merck & Co., Inc.	43,973	1,551,807
Pfizer, Inc.	666,953	13,739,232
Roche Holding AG (CHF)	11,310	1,890,803

		49,043,576

Professional Services—0.2%
Dun & Bradstreet Corp. (a)	26,250	1,982,925

Road & Rail—0.3%
Canadian National Railway Co.	26,650	2,129,335
CSX Corp.	57,090	1,496,900

		3,626,235

Semiconductors & Semiconductor Equipment—0.5%
ASML Holding NV	17,670	653,083
Intel Corp.	165,110	3,658,838
Microchip Technology, Inc. (a)	49,290	1,868,584

		6,180,505

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Software—1.4%
Check Point Software Technologies, Ltd. (a) (b)	36,990	$2,102,882
Microsoft Corp.	62,920	1,635,920
Oracle Corp.	364,420	11,993,062

		15,731,864

Specialty Retail—0.7%
Advance Auto Parts, Inc. (a)	32,550	1,903,850
Staples, Inc. (a)	167,940	2,653,452
The Sherwin-Williams Co. (a)	40,350	3,384,154

		7,941,456

Textiles, Apparel & Luxury Goods—0.2%
Nike, Inc.	19,980	1,797,800

Tobacco—2.3%
Altria Group, Inc.	89,486	2,363,325
Philip Morris International, Inc.	301,600	20,137,832
Reynolds American, Inc.	106,370	3,941,009

		26,442,166

Wireless Telecommunication Services—0.7%
Vodafone Group plc (GBP)	3,229,259	8,592,069

Total Common Stock (Identified Cost $562,938,398)		699,214,285

U.S. Treasury & Government Agencies—25.5%

Agency Sponsored Mortgage-Backed—12.5%
Fannie Mae 15 Yr. Pool 4.500%, 04/01/18	$170,299	182,230
4.500%, 06/01/18	429,107	459,169
4.500%, 07/01/18	291,045	311,435
4.500%, 03/01/19	325,148	347,825
4.500%, 06/01/19	329,062	352,012
4.500%, 04/01/20	266,800	285,408
4.500%, 07/01/20	142,368	152,297
5.000%, 11/01/17	291,313	314,894
5.000%, 02/01/18	912,154	985,991
5.000%, 12/01/18	883,721	955,256
5.000%, 07/01/19	549,783	594,587
5.000%, 07/01/20	325,946	352,611
5.000%, 08/01/20	137,543	148,790
5.500%, 11/01/17	466,031	504,430
5.500%, 12/01/17	87,715	95,073
5.500%, 01/01/18	327,494	355,669
5.500%, 02/01/18	268,980	291,509
5.500%, 06/01/19	444,183	486,145
5.500%, 07/01/19	344,828	377,002
5.500%, 08/01/19	110,905	121,174
5.500%, 09/01/19	365,680	399,895
5.500%, 01/01/21	169,584	185,604

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 5.500%, 03/01/21	$51,566	$56,437
6.000%, 07/01/16	143,224	156,598
6.000%, 01/01/17	104,018	113,861
6.000%, 02/01/17 (c)	189,821	207,546
6.000%, 07/01/17	278,310	304,298
6.000%, 08/01/17	30,545	33,435
6.000%, 09/01/17	216,820	237,336
6.000%, 03/01/18	28,092	30,750
6.000%, 11/01/18	157,246	171,929
6.000%, 01/01/21	188,896	208,070
6.000%, 05/01/21	96,231	105,999
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	84,775	93,057
Fannie Mae 30 Yr. Pool 4.500%, 08/01/33	1,256,142	1,311,674
4.500%, 02/01/35	237,493	247,733
4.500%, 09/01/35	343,292	357,664
4.500%, 08/01/40	194,896	202,172
4.500%, 02/01/41	854,455	886,355
4.500%, 04/01/41	955,865	991,551
5.000%, 11/01/33	567,396	606,407
5.000%, 03/01/34	731,749	781,717
5.000%, 04/01/34	253,054	270,334
5.000%, 05/01/34	231,484	247,292
5.000%, 08/01/34	265,016	283,113
5.000%, 09/01/34	903,470	965,164
5.000%, 01/01/35	236,352	252,491
5.000%, 06/01/35	626,926	669,344
5.000%, 07/01/35	2,674,169	2,855,106
5.000%, 08/01/35	563,235	601,344
5.000%, 09/01/35	441,025	470,865
5.000%, 10/01/35	1,821,250	1,944,478
5.000%, 08/01/36	278,046	296,859
5.000%, 07/01/39	1,000,275	1,069,205
5.000%, 10/01/39	761,966	810,903
5.000%, 11/01/39	293,615	313,848
5.000%, 11/01/40	368,130	393,038
5.000%, 01/01/41	133,026	142,027
5.000%, 03/01/41	199,006	212,471
5.500%, 02/01/33	308,676	336,130
5.500%, 05/01/33	33,538	36,521
5.500%, 06/01/33	1,023,698	1,114,747
5.500%, 07/01/33	1,212,329	1,320,156
5.500%, 11/01/33	694,608	756,388
5.500%, 12/01/33	153,961	167,654
5.500%, 01/01/34 (c)	230,972	251,515
5.500%, 01/01/34	397,234	432,711
5.500%, 02/01/34	883,148	962,008
5.500%, 03/01/34	152,458	167,115
5.500%, 04/01/34	277,238	302,056
5.500%, 05/01/34	1,363,936	1,488,215
5.500%, 06/01/34	1,863,030	2,028,455
5.500%, 07/01/34	775,447	844,370
5.500%, 09/01/34	2,393,538	2,606,176
5.500%, 10/01/34	2,803,652	3,052,463

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 5.500%, 11/01/34	$3,554,653	$3,870,501
5.500%, 12/01/34	1,862,108	2,027,144
5.500%, 01/01/35	1,485,900	1,617,207
5.500%, 02/01/35	206,132	224,659
5.500%, 04/01/35	300,327	326,866
5.500%, 07/01/35	281,872	306,678
5.500%, 08/01/35	271,526	295,577
5.500%, 09/01/35 (c)	879,279	958,308
5.500%, 01/01/36	269,073	292,585
6.000%, 02/01/32	677,975	752,067
6.000%, 03/01/34	86,994	96,501
6.000%, 04/01/34	1,294,436	1,435,896
6.000%, 06/01/34	1,124,482	1,247,370
6.000%, 07/01/34	1,225,394	1,356,773
6.000%, 08/01/34	2,066,556	2,287,705
6.000%, 10/01/34	1,013,328	1,123,325
6.000%, 11/01/34	143,452	159,091
6.000%, 12/01/34	75,816	83,770
6.000%, 08/01/35	238,877	263,838
6.000%, 09/01/35 (c)	360,197	398,548
6.000%, 10/01/35	458,887	508,423
6.000%, 11/01/35	161,277	178,196
6.000%, 12/01/35	600,532	664,130
6.000%, 02/01/36	389,903	431,416
6.000%, 04/01/36	1,023,154	1,131,355
6.000%, 06/01/36	309,687	342,331
6.000%, 03/01/37	341,693	375,938
6.000%, 07/01/37	839,971	928,742
6.500%, 06/01/31	168,432	191,681
6.500%, 07/01/31	73,041	83,123
6.500%, 08/01/31	56,104	63,848
6.500%, 09/01/31	273,285	311,008
6.500%, 02/01/32	116,954	133,097
6.500%, 07/01/32	433,647	494,229
6.500%, 08/01/32	379,413	431,785
6.500%, 01/01/33	168,142	191,351
6.500%, 04/01/34	282,796	321,705
6.500%, 06/01/34	86,759	98,572
6.500%, 08/01/34	158,483	180,136
6.500%, 04/01/36	170,216	193,244
6.500%, 05/01/36	342,866	389,336
6.500%, 02/01/37	766,468	869,393
6.500%, 05/01/37	471,167	534,437
6.500%, 07/01/37	395,580	448,700
7.500%, 10/01/29	45,116	52,909
7.500%, 02/01/30	29,145	34,121
7.500%, 11/01/31	130,183	152,898
7.500%, 02/01/32	28,562	33,555
Fannie Mae Pool 3.800%, 02/01/18	144,337	149,523
3.910%, 02/01/18	209,338	218,028
4.010%, 08/01/13 (c)	138,489	144,367
4.021%, 08/01/13 (c)	545,163	569,807
4.518%, 05/01/14 (c)	631,614	673,109
4.630%, 04/01/14	345,174	367,539

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 4.700%, 03/01/15	$582,130	$627,778
4.767%, 04/01/13 (c)	61,146	63,716
4.841%, 08/01/14 (c)	840,000	899,036
4.845%, 06/01/13	86,655	91,262
4.872%, 02/01/14 (c)	603,581	637,348
4.880%, 03/01/20	365,187	389,046
4.940%, 08/01/15	50,000	54,500
5.370%, 05/01/18	630,000	688,902
5.371%, 02/01/13 (c)	366,189	380,338
5.466%, 11/01/15 (c)	411,949	455,117
5.662%, 02/01/16 (c)	221,661	248,824
5.725%, 07/01/16 (c)	268,115	297,589
FHLMC Multifamily Structured Pass-Through Certificate 3.154%, 02/25/18 (c)	118,000	117,640
3.808%, 08/25/20	1,030,000	1,034,519
3.882%, 11/25/17 (c)	332,556	347,681
5.085%, 03/19/19 (c)	1,226,000	1,310,065
Freddie Mac 15 Yr. Gold Pool 4.000%, 04/01/24	2,147,841	2,242,266
4.500%, 05/01/18	160,676	171,732
4.500%, 08/01/18	289,297	309,203
4.500%, 11/01/18	287,583	307,371
4.500%, 01/01/19	546,316	583,906
4.500%, 08/01/19	29,098	31,091
4.500%, 02/01/20	221,621	236,800
4.500%, 08/01/24	2,185,871	2,318,514
5.000%, 12/01/17	9,628	10,405
5.000%, 05/01/18	115,780	124,465
5.000%, 06/01/18	14,886	16,086
5.000%, 09/01/18	299,620	323,779
5.000%, 12/01/18	42,459	45,883
5.000%, 02/01/19	286,593	309,836
5.000%, 06/01/19	111,777	120,833
5.500%, 01/01/19	67,398	73,563
5.500%, 04/01/19	44,923	48,949
5.500%, 06/01/19	24,714	26,851
5.500%, 07/01/19	69,570	75,804
5.500%, 08/01/19	29,512	32,156
5.500%, 12/01/19	65,367	71,122
5.500%, 02/01/20	19,776	21,548
6.000%, 04/01/16	18,902	20,655
6.000%, 04/01/17	72,562	79,428
6.000%, 07/01/17	41,992	45,966
6.000%, 10/01/17	52,300	57,248
6.000%, 08/01/19	226,106	248,052
6.000%, 09/01/19	133,395	146,768
6.000%, 11/01/19	82,703	90,994
6.000%, 05/01/21	113,946	125,262
6.000%, 10/01/21	166,921	183,760
Freddie Mac 20 Yr. Gold Pool 5.500%, 10/01/24	255,781	278,156
5.500%, 06/01/25	510,988	555,177
5.500%, 07/01/25	247,414	268,809
5.500%, 08/01/25	398,503	432,964

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool 6.000%, 02/01/23	$352,636	$389,442
6.000%, 12/01/25	157,879	173,568
6.000%, 02/01/26	136,965	150,576
Freddie Mac 30 Yr. Gold Pool 4.000%, 11/01/40	3,246,577	3,248,574
4.000%, 01/01/41	3,401,421	3,403,513
4.500%, 04/01/35	698,349	728,414
4.500%, 06/01/39	3,671,599	3,801,789
5.000%, 09/01/33	1,312,236	1,401,824
5.000%, 11/01/33	673,637	719,627
5.000%, 03/01/34	235,231	251,695
5.000%, 04/01/34	240,433	256,698
5.000%, 08/01/35	316,318	337,469
5.000%, 10/01/35	1,071,560	1,143,704
5.000%, 11/01/35	670,707	715,555
5.000%, 12/01/36	471,049	502,546
5.000%, 07/01/39	2,914,090	3,098,924
5.500%, 12/01/33	1,010,990	1,100,435
5.500%, 01/01/34	874,018	951,345
5.500%, 04/01/34	170,793	186,277
5.500%, 11/01/34	159,235	173,248
5.500%, 12/01/34	215,138	234,171
5.500%, 05/01/35	111,436	121,254
5.500%, 09/01/35	248,271	269,964
5.500%, 10/01/35	405,035	440,996
6.000%, 04/01/34	150,326	166,825
6.000%, 07/01/34	233,569	258,947
6.000%, 08/01/34	1,616,684	1,792,714
6.000%, 09/01/34	50,078	55,449
6.000%, 07/01/35	205,201	226,568
6.000%, 08/01/35	251,165	277,318
6.000%, 11/01/35	625,962	691,632
6.000%, 03/01/36	274,166	302,886
6.000%, 10/01/36	411,327	454,929
6.000%, 03/01/37	274,982	303,787
6.000%, 05/01/37	461,129	509,434
6.000%, 06/01/37	648,148	716,044
6.500%, 05/01/34	94,190	106,763
6.500%, 06/01/34	131,988	149,481
6.500%, 08/01/34	555,825	630,197
6.500%, 10/01/34	368,984	418,146
6.500%, 11/01/34	160,281	181,354
6.500%, 05/01/37	239,183	270,005
6.500%, 07/01/37	577,679	652,075
Ginnie Mae I 30 Yr. Pool 4.500%, 09/15/33	373,044	396,787
4.500%, 11/15/39	3,065,666	3,248,329
4.500%, 03/15/40	752,788	797,367
4.500%, 06/15/40	506,188	535,610
5.000%, 03/15/34	142,152	154,975
5.000%, 06/15/34	242,477	264,350
5.000%, 12/15/34	144,023	157,015
5.000%, 06/15/35	49,519	53,909
5.000%, 05/15/39	2,242,971	2,434,091
5.000%, 09/15/39	2,830,181	3,071,336

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 5.500%, 11/15/32	$370,979	$410,744
5.500%, 08/15/33	1,402,321	1,552,632
5.500%, 12/15/33	576,852	638,683
5.500%, 09/15/34	491,423	543,790
5.500%, 10/15/35	147,357	162,829
6.000%, 12/15/28	110,991	124,593
6.000%, 12/15/31	134,740	150,852
6.000%, 03/15/32	4,255	4,764
6.000%, 10/15/32	410,354	459,426
6.000%, 01/15/33	105,057	117,620
6.000%, 02/15/33	5,390	6,034
6.000%, 04/15/33	469,522	525,669
6.000%, 08/15/33	3,753	4,202
6.000%, 07/15/34	366,657	411,764
6.000%, 09/15/34	248,419	277,815
6.000%, 01/15/38	611,406	686,622
Ginnie Mae II 30 Yr. Pool 4.000%, 01/20/41	3,401,034	3,460,730
4.500%, 07/20/33	80,071	85,171
4.500%, 09/20/33	45,021	47,791
4.500%, 12/20/34	50,230	53,288
4.500%, 03/20/35	203,444	215,831
5.000%, 07/20/33	154,245	168,601
6.000%, 01/20/35	145,037	161,142
6.000%, 02/20/35	77,029	85,582
6.000%, 04/20/35	113,131	125,693

		145,285,160

Federal Agencies—0.1%
The Financing Corp. 9.650%, 11/02/18	430,000	617,764
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	40,000	40,237

		658,001

U.S. Treasury—12.9%
U.S. Treasury Bonds 4.500%, 02/15/36	293,000	302,797
4.500%, 08/15/39 (a)	10,138,000	10,366,105
5.000%, 05/15/37	3,912,000	4,345,375
5.250%, 02/15/29	3,939,000	4,545,236
5.375%, 02/15/31	6,424,000	7,529,127
6.250%, 08/15/23 (a)	1,251,000	1,587,011
8.500%, 02/15/20 (a)	1,104,000	1,586,310
U.S. Treasury Inflation Protected Notes (TIPS) 1.250%, 07/15/20	9,166,123	9,696,035
U.S. Treasury Notes 1.375%, 02/15/12 (a)	11,773,800	11,864,400
1.375%, 10/15/12	6,028,000	6,110,885
1.375%, 01/15/13	7,734,000	7,853,637
1.500%, 12/31/13	21,000	21,451
1.875%, 02/28/14	2,369,800	2,443,672
2.000%, 11/30/13	2,098,000	2,167,824

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.125%, 05/31/15	$15,228,000	$15,741,945
2.625%, 02/29/16 (a)	800,000	837,250
2.750%, 10/31/13 (a)	6,744,000	7,081,200
2.750%, 02/15/19	3,838,100	3,874,980
3.125%, 09/30/13	10,194,000	10,783,336
3.500%, 05/31/13	3,900,000	4,125,927
3.750%, 11/15/18 (a)	23,478,000	25,433,271
3.875%, 02/15/13	5,448,000	5,755,088
4.125%, 05/15/15	125,000	138,701
4.500%, 04/30/12	3,651,000	3,781,209
4.750%, 08/15/17 (a)	2,444,000	2,810,981

		150,783,753

Total U.S. Treasury & Government Agencies (Identified Cost $283,049,180)		296,726,914

Corporate Bonds & Notes—10.2%

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	1,718,000	1,865,236

Beverages—0.3%
Anheuser- Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,270,000	1,716,570
SABMiller plc (144A) 5.500%, 08/15/13	1,311,000	1,420,041

		3,136,611

Capital Markets—0.8%
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,369,505
Merrill Lynch & Co., Inc. 6.150%, 04/25/13 (a)	1,160,000	1,245,532
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,227,820
6.625%, 04/01/18	1,270,000	1,399,023
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,430,220
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	2,136,400

		8,808,500

Commercial Banks—1.7%
ABN Amro Bank NV (144A) 2.043%, 01/30/14 (c)	2,030,000	2,025,913
Banco Bradesco S.A. (144A) 6.750%, 09/29/19	613,000	658,975
Bank One Corp. 8.000%, 04/29/27	100,000	124,564
BNP Paribas (144A) 7.195%, 12/31/49 (a) (c)	500,000	482,500

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	$710,000	$738,833
Credit Suisse 5.500%, 05/01/14	1,470,000	1,614,567
Groupe BPCE (144A) 12.500%, 06/29/49 (c)	1,375,000	1,573,495
HSBC Bank USA N.A. 4.875%, 08/24/20	760,000	748,246
HSBC Holdings plc 5.100%, 04/05/21	679,000	695,828
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,458,996
Lloyds TSB Bank plc 4.875%, 01/21/16 (a)	1,100,000	1,125,048
Nordea Bank AB (144A) 4.875%, 01/14/21	830,000	853,356
5.424%, 12/29/49 (c)	359,000	341,050
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,189,197
Santander U.S. Debt S.A. Unipersonal (144A) 3.781%, 10/07/15	500,000	482,128
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	1,330,000	1,436,614
U.S. Bancorp 7.500%, 06/01/26	400,000	496,563
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,573,598

		19,619,471

Commercial Services & Supplies—0.1%
The Western Union Co. 5.400%, 11/17/11	1,721,000	1,752,026

Consumer Finance—0.3%
American Express Co. 5.500%, 09/12/16	960,000	1,070,128
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,467,283
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	654,766

		3,192,177

Diversified Financial Services—2.4%
Asian Development Bank 2.750%, 05/21/14	970,000	1,015,446
Bank of America Corp. 5.490%, 03/15/19	696,000	697,323
7.375%, 05/15/14	510,000	573,340
7.625%, 06/01/19	710,000	822,458
BP Capital Markets plc 4.500%, 10/01/20	306,000	312,057
4.742%, 03/11/21 (a)	1,270,000	1,310,135
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,157,994

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Crown Castle Towers, LLC 4.883%, 08/15/40	$370,000	$372,044
Crown Castle Towers, LLC (144A) 6.113%, 01/15/20	711,000	775,786
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	1,260,000	1,265,974
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	981,697
Enel Finance International S.A. (144A) 6.250%, 09/15/17 (a)	995,000	1,098,449
ERAC USA Finance, LLC (144A) 7.000%, 10/15/37	1,115,000	1,226,865
General Electric Capital Corp. 4.625%, 01/07/21	850,000	855,003
5.450%, 01/15/13	572,000	608,760
GG1C Funding Corp. (144A) 5.129%, 01/15/14	261,213	268,115
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	1,150,000
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,363,835
JPMorgan Chase Capital XXII 6.450%, 02/02/37	568,000	572,303
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	149,000	148,815
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	806,364
Petrobras International Finance Co. 6.750%, 01/27/41	276,000	293,130
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14 (a)	730,000	774,259
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,532,748
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	790,479
The Royal Bank of Scotland plc 6.125%, 01/11/21 (a)	1,200,000	1,230,137
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	2,290,000	2,333,244
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,460,696
W3A Funding Corp. 8.090%, 01/02/17	465,075	468,303
WEA Finance, LLC (144A) 4.625%, 05/10/21	990,000	960,752
6.750%, 09/02/19	363,000	411,639

		27,638,150

Diversified Telecommunication Services—0.3%
AT&T, Inc. 6.550%, 02/15/39	1,290,000	1,414,911
Verizon New York, Inc. 6.875%, 04/01/12	2,172,000	2,268,699

		3,683,610

Security Description	Par Amount	Value*

Electric Utilities—0.6%
Bruce Mansfield Unit 6.850%, 06/01/34	$2,317,582	$2,484,604
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,175,790
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,090,153
6.950%, 06/01/12	1,000,000	1,054,310

		6,804,857

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,631,874

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,238,112
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,830,117

		3,068,229

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,252,850
Hospira, Inc. 6.050%, 03/30/17 (c)	979,000	1,111,163

		2,364,013

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,143,751

Independent Power Producers & Energy Traders—0.0%
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	101,839

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	2,170,000	2,245,950
Irish Life & Permanent Group Holdings plc (144A) 3.600%, 01/14/13	1,500,000	1,261,064
Prudential Financial, Inc. 6.625%, 06/21/40	430,000	464,259
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	146,000	147,381
6.500%, 05/09/37 (c)	491,000	488,545

		4,607,199

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	1,012,377
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,354,209

		2,366,586

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—0.3%
COX Communications, Inc. 4.625%, 06/01/13	$1,058,000	$1,123,425
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	152,192
News America Holdings, Inc. 8.500%, 02/23/25	722,000	913,385
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,584,855

		3,773,857

Metals & Mining—0.2%
ArcelorMittal 5.250%, 08/05/20 (a)	1,050,000	1,038,169
9.850%, 06/01/19	603,000	764,442
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	290,000	273,523
Vale Overseas, Ltd. 4.625%, 09/15/20	298,000	293,695
6.875%, 11/10/39	233,000	253,220

		2,623,049

Oil, Gas & Consumable Fuels—0.6%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,387,783
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,040,104
Hess Corp. 8.125%, 02/15/19	300,000	379,589
Husky Energy, Inc. 5.900%, 06/15/14	771,000	858,113
7.250%, 12/15/19	787,000	943,214
Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	625,000	741,990
Petroleos Mexicanos 8.000%, 05/03/19 (a)	759,000	935,847
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	815,285	888,661

		7,175,301

Pharmaceuticals—0.2%
Pfizer, Inc. 7.200%, 03/15/39	540,000	677,955
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,760,000	2,027,803

		2,705,758

Real Estate Investment Trusts—0.4%
Boston Properties, L.P. 5.000%, 06/01/15 (a)	200,000	216,795
HCP, Inc. 5.375%, 02/01/21	734,000	757,067
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,944,594

Security Description	Par Amount	Value*

Real Estate Investment Trusts—(Continued)
Simon Property Group, L.P. 5.875%, 03/01/17 (a)	$1,328,000	$1,503,914

		4,422,370

Road & Rail—0.0%
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	437,046

Specialty Retail—0.1%
Home Depot, Inc. 5.950%, 04/01/41	1,130,000	1,163,703
Limited Brands, Inc. 5.250%, 11/01/14	370,000	386,650

		1,550,353

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	890,000	934,146

Wireless Telecommunication Services—0.1%
Rogers Communications, Inc. 6.800%, 08/15/18 (a)	1,483,000	1,749,896

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18	1,664,000	1,884,011
Statoil ASA 7.750%, 06/15/23	100,000	129,358

		2,013,369

Total Corporate Bonds & Notes (Identified Cost $111,893,358)		119,169,274

Mortgage-Backed Securities—2.0%

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	89,236	10,708
RAAC Series 4.971%, 09/25/34(c)	421,349	424,968

		435,676

Commercial Mortgage-Backed Securities—2.0%
Citigroup Commercial Mortgage Trust 5.886%, 12/10/49 (c)	3,630,000	3,963,256
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,839,966
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	38,462
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (c)	500,000	530,520
5.475%, 02/10/17	3,025,000	2,929,735
JPMorgan Chase Commercial Mortgage Securities Corp. 5.388%, 05/15/41(c)	1,292,933	1,388,270

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp.
5.475%, 04/15/43 (c)	$806,626	$878,672
5.552%, 05/12/45	968,540	1,054,757
6.005%, 06/15/49 (c)	1,900,000	2,049,147
6.067%, 04/15/45 (c)	2,260,000	2,508,265
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (c)	1,735,738	1,857,655
Morgan Stanley Capital I (144A) 1.186%, 11/15/30 (c) (d)	4,556,450	114,823
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,056,369	938,330
Wachovia Bank Commercial Mortgage Trust 6.097%, 02/15/51 (c)	3,000,000	3,263,825

		23,355,683

Total Mortgage-Backed Securities (Identified Cost $22,794,484)		23,791,359

Asset-Backed Securities—0.6%

Asset Backed - Home Equity—0.1%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.786%, 12/28/40 (c)	1,089,772	609,523
GMAC Mortgage Corp. Loan Trust 5.874%, 10/25/36 (c)	745,038	489,954
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,190,000	506,960

		1,606,437

Asset Backed - Other—0.5%
Anthracite CDO I, Ltd. (144A) 0.636%, 05/24/17 (c)	1,319,447	1,279,863
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35 (e)	1,600,000	1,608,800
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,013,387	1,063,173
4.770%, 04/01/24	53,570	57,085
4.950%, 03/01/25 (c)	302,152	323,839
4.990%, 09/01/24 (c)	180,447	193,455
5.110%, 08/01/25 (c)	445,918	480,323
5.180%, 05/01/24 (c)	87,754	94,048
5.520%, 06/01/24 (c)	273,893	294,721
Structured Asset Securities Corp. 4.670%, 03/25/35 (c)	14,728	14,700

		5,410,007

Total Asset-Backed Securities (Identified Cost $8,162,668)		7,016,444

Foreign Government & Agency Obligations—0.4%
Security Description	Shares/Par Amount	Value*

Sovereign—0.4%
Egypt Government AID Bonds 4.450%, 09/15/15	$1,903,000	$2,113,948
Peruvian Government International Bond 7.350%, 07/21/25	103,000	125,814
Russian Foreign Bond (144A) 3.625%, 04/29/15	2,100,000	2,157,750

Total Foreign Government & Agency Obligations (Identified Cost $4,148,189)		4,397,512

Preferred Stock—0.2%

Automobiles—0.2%
General Motors Co.	37,100	1,805,657

Total Preferred Stock (Identified Cost $1,855,000)		1,805,657

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,267,392

Total Municipal Bonds & Notes (Identified Cost $1,092,733)		1,267,392

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp. (a)	10,940	611,546

Total Convertible Preferred Stock (Identified Cost $547,000)		611,546

Short Term Investments—6.0%

Mutual Funds—6.0%
State Street Navigator Securities Lending Prime Portfolio (f)	70,414,523	70,414,523

Total Short Term Investments (Identified Cost $70,414,523)		70,414,523

Total Investments—105.1% (Identified Cost $1,066,895,533) (g)		1,224,414,906
Liabilities in excess of other assets		(59,188,066)

Net Assets—100.0%		$1,165,226,840

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $95,520,545 and the collateral received consisted of cash in the amount of $70,414,523 and non-cash collateral with a value of $26,772,896. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Security was valued in good faith under procedures approved by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,066,895,533. The aggregate unrealized appreciation and depreciation of investments was $172,025,517 and $(14,506,144), respectively, resulting in net unrealized appreciation of $157,519,373 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $37,330,907, which is 3.2% of net assets.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$52,426,185	$—	$—	$52,426,185
Air Freight & Logistics	2,560,572	—	—	2,560,572
Auto Components	5,970,295	—	—	5,970,295
Automobiles	1,765,130	—	—	1,765,130
Beverages	9,421,069	10,795,160	—	20,216,229
Capital Markets	44,122,982	—	—	44,122,982
Chemicals	22,148,658	—	—	22,148,658
Commercial Banks	20,334,044	—	—	20,334,044
Communications Equipment	4,419,347	—	—	4,419,347
Computers & Peripherals	5,822,544	—	—	5,822,544
Construction & Engineering	3,291,841	—	—	3,291,841
Diversified Financial Services	33,364,729	—	—	33,364,729
Diversified Telecommunication Services	17,912,340	—	—	17,912,340
Electric Utilities	11,123,065	—	—	11,123,065
Energy Equipment & Services	4,054,697	—	—	4,054,697

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food & Staples Retailing	$9,229,328	$—	$—	$9,229,328
Food Products	9,695,996	13,375,328	—	23,071,324
Health Care Equipment & Supplies	21,960,218	—	—	21,960,218
Health Care Providers & Services	5,088,150	—	—	5,088,150
Hotels, Restaurants & Leisure	5,260,725	—	—	5,260,725
Household Durables	4,260,554	—	—	4,260,554
Household Products	6,804,660	1,756,921	—	8,561,581
Independent Power Producers & Energy Traders	1,978,198	—	—	1,978,198
Industrial Conglomerates	11,480,094	—	—	11,480,094
Insurance	39,886,696	—	—	39,886,696
IT Services	29,031,171	—	—	29,031,171
Leisure Equipment & Products	5,226,027	—	—	5,226,027
Life Sciences Tools & Services	5,311,531	—	—	5,311,531
Machinery	16,793,631	—	—	16,793,631
Media	29,505,563	—	—	29,505,563
Metals & Mining	1,591,065	—	—	1,591,065
Multi-Utilities	10,770,172	—	—	10,770,172
Multiline Retail	12,563,233	—	—	12,563,233
Oil, Gas & Consumable Fuels	84,186,570	—	—	84,186,570
Personal Products	2,587,200	—	—	2,587,200
Pharmaceuticals	43,637,873	5,405,703	—	49,043,576
Professional Services	1,982,925	—	—	1,982,925
Road & Rail	3,626,235	—	—	3,626,235
Semiconductors & Semiconductor Equipment	6,180,505	—	—	6,180,505
Software	15,731,864	—	—	15,731,864
Specialty Retail	7,941,456	—	—	7,941,456
Textiles, Apparel & Luxury Goods	1,797,800	—	—	1,797,800
Tobacco	26,442,166	—	—	26,442,166
Wireless Telecommunication Services	—	8,592,069	—	8,592,069
Total Common Stock	659,289,104	39,925,181	—	699,214,285
Total U.S. Treasury & Government Agencies*	—	296,726,914	—	296,726,914
Total Corporate Bonds & Notes*	—	119,169,274	—	119,169,274
Total Mortgage-Backed Securities*	—	23,791,359	—	23,791,359
Total Asset-Backed Securities*	—	7,016,444	—	7,016,444
Total Foreign Government & Agency Obligations*	—	4,397,512	—	4,397,512
Total Preferred Stock*	1,805,657	—	—	1,805,657
Total Municipal Bonds & Notes*	—	1,267,392	—	1,267,392
Total Convertible Preferred Stock*	611,546	—	—	611,546
Short Term Investments
Mutual Funds	70,414,523	—	—	70,414,523
Total Investments	$732,120,830	$492,294,076	$—	$1,224,414,906

*	See Schedule of Investments for additional detailed categorizations.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,224,414,906
Cash		8,279,455
Cash denominated in foreign currencies (c)		277
Receivable for:
Securities sold		1,178,188
Fund shares sold		121,086
Accrued interest and dividends		4,743,697
Foreign taxes		178,696

Total Assets		1,238,916,305
Liabilities
Payable for:
Securities purchased	$971,250
Fund shares redeemed	1,481,821
Foreign taxes	1,356
Collateral for securities loaned	70,414,523
Accrued expenses:
Management fees	518,120
Distribution and service fees	168,735
Deferred directors’ fees	37,408
Other expenses	96,252

Total Liabilities		73,689,465

Net Assets		$1,165,226,840

Net assets consists of:
Paid in surplus		$1,253,082,164
Undistributed net investment income		13,705,407
Accumulated net realized losses		(259,097,594)
Unrealized appreciation on investments and foreign currency transactions		157,536,863

Net Assets		$1,165,226,840

Net Assets
Class A		$184,014,655
Class B		234,036,658
Class E		34,766,737
Class F		712,408,790

Capital Shares (Authorized) Outstanding
Class A (4,000,000)		1,391,977
Class B (4,000,000)		1,788,282
Class E (2,000,000)		264,081
Class F (10,000,000)		5,426,849

Net Asset Value, Offering and Redemption Price Per Share
Class A		$132.20
Class B		130.87
Class E		131.65
Class F		131.27

(a)	Identified cost of investments was $1,066,895,533.
(b)	Includes securities on loan with a value of $95,520,545.
(c)	Identified cost of cash denominated in foreign currencies was $278.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$8,449,723
Interest (b)		9,984,140

		18,433,863
Expenses
Management fees	$3,216,993
Distribution and service fees—Class B	288,127
Distribution and service fees—Class E	26,587
Distribution and service fees—Class F	735,782
Directors’ fees and expenses	25,133
Custodian and accounting	111,795
Audit and tax services	18,351
Legal	6,568
Shareholder reporting	64,495
Insurance	7,296
Miscellaneous	9,189

Total expenses	4,510,316
Less broker commission recapture	(10,657)	4,499,659

Net Investment Income		13,934,204

Net Realized and Unrealized Gain
Net realized gain on:
Investments	18,196,158
Foreign currency transactions	17,196	18,213,354

Net change in unrealized appreciation on:
Investments	18,696,157
Foreign currency transactions	4,264	18,700,421

Net realized and unrealized gain		36,913,775

Net Increase in Net Assets From Operations		$50,847,979

(a)	Net of foreign taxes of $136,513.
(b)	Includes net income on securities loaned of $67,791.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,934,204	$28,480,444
Net realized gain	18,213,354	13,256,893
Net change in unrealized appreciation	18,700,421	70,047,907

Increase in net assets from operations	50,847,979	111,785,244

From Distributions to Shareholders
Net investment income
Class A	(4,960,804)	(5,616,197)
Class B	(5,732,049)	(5,987,374)
Class E	(897,717)	(1,115,194)
Class F	(18,398,065)	(22,245,694)

Total distributions	(29,988,635)	(34,964,459)

Decrease in net assets from capital share transactions	(54,672,593)	(108,522,861)

Total decrease in net assets	(33,813,249)	(31,702,076)

Net Assets
Beginning of the period	1,199,040,089	1,230,742,165

End of the period	$1,165,226,840	$1,199,040,089

Undistributed Net Investment Income
End of the period	$13,705,407	$29,759,838

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	42,167	$5,595,831	101,386	$12,453,953
Reinvestments	37,607	4,960,804	45,114	5,616,197
Redemptions	(123,524)	(16,407,506)	(256,200)	(31,448,772)

Net decrease	(43,750)	$(5,850,871)	(109,700)	$(13,378,622)

Class B
Sales	114,173	$14,975,888	249,050	$30,348,862
Reinvestments	43,873	5,732,049	48,536	5,987,374
Redemptions	(134,404)	(17,643,971)	(258,775)	(31,366,785)

Net increase	23,642	$3,063,966	38,811	$4,969,451

Class E
Sales	4,506	$596,969	24,427	$3,020,582
Reinvestments	6,832	897,717	8,991	1,115,194
Redemptions	(28,802)	(3,812,693)	(70,567)	(8,632,885)

Net decrease	(17,464)	$(2,318,007)	(37,149)	$(4,497,109)

Class F
Sales	121,578	$16,059,650	304,513	$37,142,362
Reinvestments	140,400	18,398,065	179,821	22,245,694
Redemptions	(636,850)	(84,025,396)	(1,272,872)	(155,004,637)

Net decrease	(374,872)	$(49,567,681)	(788,538)	$(95,616,581)

Decrease derived from capital share transactions		$(54,672,593)		$(108,522,861)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$130.06		$121.69	$107.65	$154.53	$156.45	$147.99

Income (Loss) From Investment Operations
Net investment income	1.67	(a)	3.14 (a)	3.52 (a)	4.08 (a)	4.40 (a)	4.32
Net realized and unrealized gain (loss) on investments	4.05		8.95	15.39	(35.15)	2.49	13.06

Total from investment operations	5.72		12.09	18.91	(31.07)	6.89	17.38

Less Distributions
Distributions from net investment income	(3.58)		(3.72)	(4.87)	(5.02)	(3.51)	(5.49)
Distributions from net realized capital gains	0.00		0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.58)		(3.72)	(4.87)	(15.81)	(8.81)	(8.92)

Net Asset Value, End of Period	$132.20		$130.06	$121.69	$107.65	$154.53	$156.45

Total Return (%)	4.41	(b)	10.08	18.60	(22.15)	4.38	12.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.58	(c)	0.58	0.60	0.58	0.58	0.59
Ratio of net investment income to average net assets (%)	2.53	(c)	2.56	3.21	3.15	2.80	2.74
Portfolio turnover rate (%)	18	(c)	31	43	52	58	55
Net assets, end of period (in millions)	$184.01		$186.73	$188.06	$177.74	$264.38	$279.70

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$128.66		$120.45	$106.53	$153.05	$155.02	$146.58

Income (Loss) From Investment Operations
Net investment income	1.49	(a)	2.80 (a)	3.19 (a)	3.72 (a)	3.97 (a)	3.71
Net realized and unrealized gain (loss) on investments	4.00		8.86	15.28	(34.82)	2.45	13.15

Total from investment operations	5.49		11.66	18.47	(31.10)	6.42	16.86

Less Distributions
Distributions from net investment income	(3.28)		(3.45)	(4.55)	(4.63)	(3.09)	(4.99)
Distributions from net realized capital gains	0.00		0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.28)		(3.45)	(4.55)	(15.42)	(8.39)	(8.42)

Net Asset Value, End of Period	$130.87		$128.66	$120.45	$106.53	$153.05	$155.02

Total Return (%)	4.28	(b)	9.80	18.30	(22.35)	4.12	11.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(c)	0.83	0.85	0.83	0.83	0.84
Ratio of net investment income to average net assets (%)	2.28	(c)	2.31	2.93	2.90	2.56	2.50
Portfolio turnover rate (%)	18	(c)	31	43	52	58	55
Net assets, end of period (in millions)	$234.04		$227.03	$207.87	$161.73	$233.74	$210.53

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$129.46		$121.16	$107.16	$153.85	$155.83	$147.36

Income (Loss) From Investment Operations
Net investment income	1.56	(a)	2.95 (a)	3.35 (a)	3.88 (a)	4.14 (a)	4.27
Net realized and unrealized gain (loss) on investments	4.03		8.91	15.33	(35.00)	2.46	12.81

Total from investment operations	5.59		11.86	18.68	(31.12)	6.60	17.08

Less Distributions
Distributions from net investment income	(3.40)		(3.56)	(4.68)	(4.78)	(3.28)	(5.18)
Distributions from net realized capital gains	0.00		0.00	0.00	(10.79)	(5.30)	(3.43)

Total distributions	(3.40)		(3.56)	(4.68)	(15.57)	(8.58)	(8.61)

Net Asset Value, End of Period	$131.65		$129.46	$121.16	$107.16	$153.85	$155.83

Total Return (%)	4.32	(b)	9.92	18.42	(22.27)	4.22	12.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	(c)	0.73	0.75	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	2.37	(c)	2.41	3.07	2.98	2.65	2.57
Portfolio turnover rate (%)	18	(c)	31	43	52	58	55
Net assets, end of period (in millions)	$34.77		$36.45	$38.61	$40.10	$73.56	$85.33

	Class F
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006(d)
Net Asset Value, Beginning of Period	$129.07		$120.81	$106.86	$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	1.52	(a)	2.88 (a)	3.28 (a)	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	4.02		8.89	15.28	(34.91)	2.43	8.90

Total from investment operations	5.54		11.77	18.56	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(3.34)		(3.51)	(4.61)	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(10.79)	(5.30)	0.00

Total distributions	(3.34)		(3.51)	(4.61)	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$131.27		$129.07	$120.81	$106.86	$153.46	$155.39

Total Return (%)	4.30	(b)	9.87	18.36	(22.31)	4.18	8.05	(b)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(c)	0.78	0.80	0.78	0.78	0.79	(c)
Ratio of net investment income to average net assets (%)	2.32	(c)	2.36	3.01	2.94	2.60	2.67	(c)
Portfolio turnover rate (%)	18	(c)	31	43	52	58	55
Net assets, end of period (in millions)	$712.41		$748.82	$796.20	$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was May 2, 2006.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$3,216,993	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E, and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$19,203,930	$86,318,060	$37,355,423	$135,987,110

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$34,964,459	$48,052,008	$—	$—	$—	$—	$34,964,459	$48,052,008

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$29,794,670	$—	$107,518,834	$(245,993,342)	$(108,679,838)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$81,213,079	$245,993,342

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation.

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-25

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the MFS Value Portfolio returned 5.80%, 5.69%, and 5.77%, respectively, compared to its benchmark, the Russell 1000 Value Index1, which returned 5.92%.

MARKET ENVIRONMENT/CONDITIONS

Following the second round of quantitative easing by the Federal Reserve and a larger than expected fiscal stimulus package, market sentiment continued to improve during the first quarter of 2011. Coupled with better indications of global macroeconomic activity, many asset valuations rose to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment. However, during the second quarter, a weakening macroeconomic backdrop, the ramifications from the Japanese disasters, and renewed concerns over Greek debt sustainability pushed equities and bond yields lower. The market did rebound sharply in the last week of June allowing the broad market, as measured by the S&P 500 Index, to post a small, but positive gain.

PORTFOLIO REVIEW/CURRENT POSITIONING

Security selection within the Health Care and Consumer Discreationary sectors were major detractors from relative performance. Within the Health Care sector, not holding shares of health insurance provider UnitedHealth Group and biotech company Biogen Idec held back relative results. The Portfolio’s ownership in shares of retail store operator Target and office supply store Staples also hurt relative returns.

A combination of security selection and an underweight position in the Utilities & Communications sector detracted from relative performance. Within this sector, the Portfolio’s holdings of California-based utility company PG&E Corp. dampened relative results.

Elsewhere, the Portfolio’s holdings of weak-performing investment banking firm Goldman Sachs and global financial services provider Bank of New York Mellon detracted from relative performance. The Portfolio’s holdings of network equipment company Cisco Systems and computer products and services provider Hewlett Packard, as well as not holding shares of integrated energy company Marathon Oil, were among the Portfolio’s top relative detractors for the six-month period.

Stock selection in the Industrials, Consumer Staples, and Special Products & Services sectors significantly added to the relative outperformance of the Portfolio versus the Russell 1000 Value Index. Within the Industrials sector, the Portfolio’s overweight positions in defense contractor Lockheed Martin and diversified aerospace and buildings products manufacturer United Technologies were major contributors to relative performance. In the Consumer Staples sector, tobacco company Philip Morris International, and an underweight position in poor-performing household products maker Procter & Gamble helped support relative performance. Within the Special Products & Services sector, global consulting and outsourcing company Accenture was another top relative contributor.

Elsewhere, avoiding shares of financial services firm Citigroup, insurance and investment firm Berkshire Hathaway, and software company Microsoft also benefited relative performance as all three stocks underperformed the benchmark during the six-month period. Other top relative contributors included diversified technology products and services company International Business Machines and credit card company MasterCard.

During the six-month period, the Portfolio’s currency exposure, resulting primarily from holdings of foreign denominated securities, contributed to relative returns. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposures than the benchmark.

From a positioning standpoint, over the six months ending June 30, 2011, we decreased our weighting in the Energy sector (integrated—energy and oil services). In contrast, we increased our Leisure exposure, mostly in the broadcasting industry. As of June 30, 2011, the Portfolio had it largest underweight positions within Utilities & Communications and Financial Services while having our largest overweight positions within Consumer Staples and Industrials.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	5.80	27.19	3.39	5.00	—
Class B	5.69	26.85	—	—	-0.10
Class E	5.77	27.03	—	—	0.00
Russell 1000 Value Index	5.92	28.94	1.15	3.99	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08, and 4/28/08, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Lockheed Martin Corp.	3.6
Philip Morris International, Inc.	3.4
AT&T, Inc.	3.0
The Goldman Sachs Group, Inc.	2.9
JPMorgan Chase & Co.	2.7
Johnson & Johnson	2.7
Pfizer, Inc.	2.5
International Business Machines Corp.	2.4
Chevron Corp.	2.3
United Technologies Corp.	2.3

Top Sectors

% of Net Assets
Financials	20.4
Industrials	13.8
Health Care	12.8
Consumer Staples	12.5
Consumer Discretionary	10.9
Information Technology	10.4
Energy	8.9
Telecommunications	4.3
Materials	2.4
Utilities	2.2

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.61%	$1,000.00	$1,058.00	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,021.73	$3.06

Class B(a)	Actual	0.86%	$1,000.00	$1,056.90	$4.39
	Hypothetical*	0.86%	$1,000.00	$1,020.47	$4.31

Class E(a)	Actual	0.76%	$1,000.00	$1,057.70	$3.88
	Hypothetical*	0.76%	$1,000.00	$1,020.97	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.9%
Honeywell International, Inc.	689,541	$41,089,748
Huntington Ingalls Industries, Inc. (a)	80,418	2,774,421
Lockheed Martin Corp.	1,143,620	92,598,910
Northrop Grumman Corp.	475,249	32,958,518
United Technologies Corp.	668,644	59,181,681

		228,603,278

Auto Components—0.9%
Johnson Controls, Inc.	520,481	21,683,239

Automobiles—0.3%
General Motors Co. (a)	215,670	6,547,741

Beverages—2.6%
Diageo plc (GBP)	1,892,980	38,722,169
PepsiCo., Inc.	401,148	28,252,854

		66,975,023

Capital Markets—6.3%
BlackRock, Inc.	66,827	12,818,087
State Street Corp.	535,974	24,167,068
The Bank of New York Mellon Corp.	1,954,641	50,077,902
The Goldman Sachs Group, Inc.	556,643	74,083,617

		161,146,674

Chemicals—2.4%
Air Products & Chemicals, Inc.	298,572	28,537,512
PPG Industries, Inc.	349,290	31,712,039

		60,249,551

Commercial Banks—2.9%
PNC Financial Services Group, Inc.	386,798	23,057,029
SunTrust Banks, Inc.	167,590	4,323,822
Wells Fargo & Co.	1,694,148	47,537,793

		74,918,644

Communications Equipment—0.6%
Cisco Systems, Inc.	1,050,840	16,403,612

Computers & Peripherals—0.5%
Hewlett-Packard Co.	378,231	13,767,608

Construction & Engineering—0.2%
Fluor Corp.	73,100	4,726,646

Diversified Financial Services—4.1%
Bank of America Corp.	3,158,848	34,620,974
JPMorgan Chase & Co.	1,716,571	70,276,417

		104,897,391

Diversified Telecommunication Services—3.0%
AT&T, Inc.	2,426,101	76,203,832

Security Description	Shares	Value*

Electric Utilities—0.3%
PPL Corp.	305,216	$8,494,161

Energy Equipment & Services—0.6%
Transocean, Ltd.	245,403	15,843,218

Food & Staples Retailing—0.6%
CVS Caremark Corp.	434,334	16,322,272

Food Products—3.9%
General Mills, Inc.	993,276	36,969,733
Kellogg Co.	346,757	19,182,597
Nestle S.A. (CHF)	535,401	33,251,043
The J. M. Smucker Co.	145,716	11,138,531

		100,541,904

Health Care Equipment & Supplies—3.1%
Becton, Dickinson & Co.	298,764	25,744,494
Medtronic, Inc.	897,030	34,562,566
St. Jude Medical, Inc. (b)	401,392	19,138,370

		79,445,430

Health Care Providers & Services—0.6%
Quest Diagnostics, Inc.	246,500	14,568,150

Hotels, Restaurants & Leisure—0.8%
McDonald’s Corp.	230,300	19,418,896

Household Durables—1.2%
Pulte Group, Inc. (a) (b)	645,530	4,944,760
Stanley Black & Decker, Inc.	353,271	25,453,175

		30,397,935

Household Products—0.5%
The Procter & Gamble Co.	191,932	12,201,117

Industrial Conglomerates—1.8%
3M Co.	353,528	33,532,131
Tyco International, Ltd.	239,200	11,823,656

		45,355,787

Insurance—7.1%
ACE, Ltd.	314,003	20,667,677
AON Corp.	527,109	27,040,692
Chubb Corp.	532,644	33,348,841
Prudential Financial, Inc.	877,822	55,820,701
The Travelers Cos., Inc. (b)	778,535	45,450,873

		182,328,784

IT Services—6.2%
Accenture plc (b)	912,739	55,147,690
International Business Machines Corp.	354,221	60,766,613
MasterCard, Inc.	87,823	26,464,583
The Western Union Co.	778,661	15,596,580

		157,975,466

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—0.7%
Hasbro, Inc.	375,841	$16,510,695

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc. (a)	212,118	13,658,278

Machinery—1.7%
Danaher Corp.	511,322	27,094,953
Eaton Corp.	337,342	17,356,246

		44,451,199

Media—3.9%
Comcast Corp. (Class A)	432,550	10,480,687
Omnicom Group, Inc.	575,637	27,722,678
The Walt Disney Co. (b)	921,660	35,981,606
Viacom, Inc. (Class B)	484,350	24,701,850

		98,886,821

Multi-Utilities—1.8%
Dominion Resources, Inc. (b)	131,349	6,340,216
PG&E Corp.	589,397	24,772,356
Public Service Enterprise Group, Inc.	438,841	14,323,770

		45,436,342

Multiline Retail—1.6%
Kohl’s Corp. (a)	177,150	8,859,272
Target Corp.	682,030	31,994,027

		40,853,299

Oil, Gas & Consumable Fuels—8.3%
Apache Corp.	313,739	38,712,255
Chevron Corp.	576,371	59,273,994
EOG Resources, Inc.	191,410	20,011,916
Exxon Mobil Corp.	547,473	44,553,353
Hess Corp.	222,644	16,644,865
Occidental Petroleum Corp.	317,232	33,004,817

		212,201,200

Personal Products—0.2%
Avon Products, Inc.	203,240	5,690,720

Pharmaceuticals—8.6%
Abbott Laboratories	967,726	50,921,742
GlaxoSmithKline plc (GBP)	521,471	11,177,904
Johnson & Johnson	1,054,071	70,116,803
Merck & Co., Inc.	270,847	9,558,191
Pfizer, Inc.	3,121,011	64,292,826
Roche Holding AG (CHF)	79,577	13,303,661

		219,371,127

Security Description	Shares	Value*

Professional Services—0.5%
Dun & Bradstreet Corp.	182,213	$13,764,370

Road & Rail—0.6%
Canadian National Railway Co.	183,165	14,634,884

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	1,177,317	26,089,345

Software—2.1%
Oracle Corp.	1,597,746	52,581,821

Specialty Retail—1.7%
Advance Auto Parts, Inc.	231,542	13,542,892
Staples, Inc.	483,500	7,639,300
The Sherwin-Williams Co.	279,154	23,412,646

		44,594,838

Tobacco—4.6%
Altria Group, Inc.	629,436	16,623,405
Philip Morris International, Inc.	1,298,367	86,691,965
Reynolds American, Inc.	390,910	14,483,215

		117,798,585

Wireless Telecommunication Services—1.3%
Vodafone Group plc (GBP)	12,280,816	32,675,489

Total Common Stock (Identified Cost $2,041,455,575)		2,518,215,372

Convertible Preferred Stock—0.1%

Electric Utilities—0.1%
PPL Corp.	63,870	3,570,333

Total Convertible Preferred Stock (Identified Cost $3,193,500)		3,570,333

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Short Term Investments—1.4%

Security Description	Shares/Par Amount	Value*

Commercial Paper—1.2%
HSBC Americas, Inc. 0.010%, 07/01/11	$29,729,000	$29,729,000

Mutual Funds—0.2%
State Street Navigator Securities Lending Prime Portfolio (c)	5,620,226	5,620,226

Total Short Term Investments (Identified Cost $35,349,226)		35,349,226

Total Investments—100.0% (Identified Cost $2,079,998,301) (d)		2,557,134,931
Liabilities in excess of other assets		(482,171)

Net Assets—100.0%		$2,556,652,760

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $5,545,191 and the collateral received consisted of cash in the amount of $5,620,226. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $2,079,998,301. The aggregate unrealized appreciation and depreciation of investments was $520,871,777 and $(43,735,147), respectively, resulting in net unrealized appreciation of $477,136,630 for federal income tax purposes.
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$228,603,278	$—	$—	$228,603,278
Auto Components	21,683,239	—	—	21,683,239
Automobiles	6,547,741	—	—	6,547,741
Beverages	28,252,854	38,722,169	—	66,975,023
Capital Markets	161,146,674	—	—	161,146,674
Chemicals	60,249,551	—	—	60,249,551
Commercial Banks	74,918,644	—	—	74,918,644
Communications Equipment	16,403,612	—	—	16,403,612
Computers & Peripherals	13,767,608	—	—	13,767,608
Construction & Engineering	4,726,646	—	—	4,726,646
Diversified Financial Services	104,897,391	—	—	104,897,391
Diversified Telecommunication Services	76,203,832	—	—	76,203,832
Electric Utilities	8,494,161	—	—	8,494,161
Energy Equipment & Services	15,843,218	—	—	15,843,218
Food & Staples Retailing	16,322,272	—	—	16,322,272
Food Products	67,290,861	33,251,043	—	100,541,904
Health Care Equipment & Supplies	79,445,430	—	—	79,445,430
Health Care Providers & Services	14,568,150	—	—	14,568,150
Hotels, Restaurants & Leisure	19,418,896	—	—	19,418,896
Household Durables	30,397,935	—	—	30,397,935
Household Products	12,201,117	—	—	12,201,117
Industrial Conglomerates	45,355,787	—	—	45,355,787
Insurance	182,328,784	—	—	182,328,784
IT Services	157,975,466	—	—	157,975,466
Leisure Equipment & Products	16,510,695	—	—	16,510,695
Life Sciences Tools & Services	13,658,278	—	—	13,658,278
Machinery	44,451,199	—	—	44,451,199
Media	98,886,821	—	—	98,886,821
Multi-Utilities	45,436,342	—	—	45,436,342
Multiline Retail	40,853,299	—	—	40,853,299
Oil, Gas & Consumable Fuels	212,201,200	—	—	212,201,200
Personal Products	5,690,720	—	—	5,690,720
Pharmaceuticals	194,889,562	24,481,565	—	219,371,127
Professional Services	13,764,370	—	—	13,764,370
Road & Rail	14,634,884	—	—	14,634,884
Semiconductors & Semiconductor Equipment	26,089,345	—	—	26,089,345
Software	52,581,821	—	—	52,581,821

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$44,594,838	$—	$—	$44,594,838
Tobacco	117,798,585	—	—	117,798,585
Wireless Telecommunication Services	—	32,675,489	—	32,675,489
Total Common Stock	2,389,085,106	129,130,266	—	2,518,215,372
Convertible Preferred Stock Electric Utilities	3,570,333	—	—	3,570,333
Short Term Investments
Commercial Paper	—	29,729,000	—	29,729,000
Mutual Funds	5,620,226	—	—	5,620,226
Total Short Term Investments	5,620,226	29,729,000	—	35,349,226
Total Investments	$2,398,275,665	$158,859,266	$—	$2,557,134,931

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$2,557,134,931
Cash		246
Cash denominated in foreign currencies (c)		52,475
Receivable for:
Securities sold		8,294,910
Fund shares sold		1,027,153
Accrued interest and dividends		4,448,289
Foreign taxes		637,606

Total Assets		2,571,595,610
Liabilities
Payable for:
Securities purchased	$7,197,747
Fund shares redeemed	748,572
Collateral for securities loaned	5,620,226
Accrued expenses:
Management fees	1,204,382
Distribution and service fees	51,259
Deferred directors’ fees	23,537
Other expenses	97,127

Total Liabilities		14,942,850

Net Assets		$2,556,652,760

Net assets consists of:
Paid in surplus		$2,069,182,187
Undistributed net investment income		22,340,114
Accumulated net realized losses		(12,064,979)
Unrealized appreciation on investments and foreign currency transactions		477,195,438

Net Assets		$2,556,652,760

Net Assets
Class A		$2,274,652,704
Class B		215,425,322
Class E		66,574,734

Capital Shares (Authorized) Outstanding
Class A (245,000,000)		177,228,532
Class B (30,000,000)		16,878,677
Class E (15,000,000)		5,207,785

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.83
Class B		12.76
Class E		12.78

(a)	Identified cost of investments was $2,079,998,301.
(b)	Includes securities on loan with a value of $5,545,191.
(c)	Identified cost of cash denominated in foreign currencies was $52,137.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$30,248,929
Interest (b)		62,158

		30,311,087
Expenses
Management fees	$9,051,027
Distribution and service fees—Class B	258,142
Distribution and service fees—Class E	51,769
Directors’ fees and expenses	24,547
Custodian and accounting	132,543
Audit and tax services	16,738
Legal	14,484
Shareholder reporting	72,282
Insurance	18,167
Miscellaneous	14,560

Total expenses	9,654,259
Less broker commission recapture	(38,527)
Management fee waivers	(1,773,279)	7,842,453

Net Investment Income		22,468,634

Net Realized and Unrealized Gain
Net realized gain on:
Investments	45,130,645
Foreign currency transactions	31,483	45,162,128

Net change in unrealized appreciation on:
Investments	70,897,802
Foreign currency transactions	45,380	70,943,182

Net realized and unrealized gain		116,105,310

Net Increase in Net Assets From Operations		$138,573,944

(a)	Net of foreign taxes of $292,624.
(b)	Includes net income on securities loaned of $41,907.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,468,634	$37,788,790
Net realized gain	45,162,128	35,480,592
Net change in unrealized appreciation	70,943,182	173,453,950

Increase in net assets from operations	138,573,944	246,723,332

From Distributions to Shareholders
Net investment income
Class A	(33,926,987)	(27,704,050)
Class B	(2,717,280)	(1,901,648)
Class E	(948,388)	(931,663)

Total distributions	(37,592,655)	(30,537,361)

Increase in net assets from capital share transactions	90,332,472	54,835,687

Total increase in net assets	191,313,761	271,021,658
Net Assets
Beginning of the period	2,365,338,999	2,094,317,341

End of the period	$2,556,652,760	$2,365,338,999

Undistributed Net Investment Income
End of the period	$22,340,114	$37,464,135

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	10,620,687	$136,832,735	22,569,093	$254,972,115
Reinvestments	2,629,999	33,926,987	2,339,869	27,704,050
Redemptions	(6,457,423)	(83,096,681)	(22,036,751)	(253,182,678)

Net increase	6,793,263	$87,663,041	2,872,211	$29,493,487

Class B
Sales	1,542,513	$19,656,383	4,203,692	$46,779,754
Reinvestments	211,791	2,717,280	161,293	1,901,648
Redemptions	(1,050,532)	(13,375,549)	(1,265,644)	(14,387,986)

Net increase	703,772	$8,998,114	3,099,341	$34,293,416

Class E
Sales	202,763	$2,593,815	541,247	$6,080,986
Reinvestments	73,804	948,388	78,955	931,663
Redemptions	(771,691)	(9,870,886)	(1,417,322)	(15,963,865)

Net decrease	(495,124)	$(6,328,683)	(797,120)	$(8,951,216)

Increase derived from capital share transactions		$90,332,472		$54,835,687

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$12.31		$11.20	$9.27	$15.04	$14.24		$12.44

Income (Loss) From Investment Operations
Net investment income (a)	0.12		0.21	0.21	0.24	0.21		0.20
Net realized and unrealized gain (loss) on investments	0.60		1.06	1.72	(4.77)	0.87		2.45

Total from investment operations	0.72		1.27	1.93	(4.53)	1.08		2.65

Less Distributions
Distributions from net investment income	(0.20)		(0.16)	0.00	(0.25)	(0.00	) (b)	(0.18)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.99)	(0.28)		(0.67)

Total distributions	(0.20)		(0.16)	0.00	(1.24)	(0.28)		(0.85)

Net Asset Value, End of Period	$12.83		$12.31	$11.20	$9.27	$15.04		$14.24

Total Return (%)	5.80	(c)	11.42	20.82	(32.53)	7.64		21.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.73	0.74	0.80	0.88		1.02
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.63	0.66	0.74	0.87		1.00
Ratio of net investment income to average net assets (%)	1.83	(d)	1.82	2.17	2.15	1.42		1.46
Portfolio turnover rate (%)	16	(d)	28	26	34	25		39
Net assets, end of period (in millions)	$2,274.65		$2,097.66	$1,876.28	$419.29	$142.82		$108.12

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008(f)
Net Asset Value, Beginning of Period	$12.23		$11.13	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.10		0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.60		1.06	1.71	(4.03)

Total from investment operations	0.70		1.24	1.89	(3.88)

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	0.00	0.00

Total distributions	(0.17)		(0.14)	0.00	0.00

Net Asset Value, End of Period	$12.76		$12.23	$11.13	$9.24

Total Return (%)	5.69	(c)	11.18	20.59	(29.65	) (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	0.98	0.99	1.05	(d)
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.88	0.91	0.99	(d)
Ratio of net investment income to average net assets (%)	1.58	(d)	1.58	1.92	1.97	(d)
Portfolio turnover rate (%)	16	(d)	28	26	34
Net assets, end of period (in millions)	$215.43		$197.80	$145.56	$101.03

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008(f)
Net Asset Value, Beginning of Period	$12.25		$11.15	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.11		0.19	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.60		1.06	1.72	(4.04)

Total from investment operations	0.71		1.25	1.91	(3.88)

Less Distributions
Distributions from net investment income	(0.18)		(0.15)	0.00	0.00

Total distributions	(0.18)		(0.15)	0.00	0.00

Net Asset Value, End of Period	$12.78		$12.25	$11.15	$9.24

Total Return (%)	5.77	(c)	11.25	20.67	(29.57	) (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.88	0.89	0.95	(d)
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.78	0.81	0.89	(d)
Ratio of net investment income to average net assets (%)	1.67	(d)	1.67	2.03	2.06	(d)
Portfolio turnover rate (%)	16	(d)	28	26	34
Net assets, end of period (in millions)	$66.57		$69.88	$72.48	$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2008.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$9,051,027	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.100%	On the first $250 million
0.050%	On the next $1.0 billion
0.100%	On the next $250 million
0.200%	On the next $1.0 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5.0 billion

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$275,729,304	$0	$204,205,431

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Total
2010	2009	2010	2009	2010	2009
$30,537,361	$—	$—	$—	$30,537,361	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$37,481,253	$—	$387,336,702	$(38,311,553)	$386,506,402

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $38,311,553 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-17

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, E, and G shares of the Morgan Stanley EAFE Index Portfolio returned 5.14%, 5.00%, 5.12%, and 5.06%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 4.98%.

MARKET ENVIRONMENT/CONDITIONS

During the first half of the year, the MSCI EAFE Index returned 4.98% despite a number of negative geopolitical events. In March, the Nikkei Index tumbled nearly 23% as news was released about Japan’s Tohoku earthquake and tsunami and the subsequent crisis at the Fukushima nuclear plant. However, by the end of the first quarter the Nikkei Index rebounded approximately 19% from its lowest levels in March. In addition, Moody’s and Standard & Poor’s downgraded the debt of several countries, including Greece, Portugal, and Spain.

The U.S. dollar weakened during the six-month period, which positively impacted the U.S. dollar-based investor’s MSCI EAFE Index return versus the local currency return by approximately 4.8%.

Seventeen of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2011. Ireland (0.2% beginning weight in the benchmark), up 17.6%, was the best-performing country. France (9.2% beginning weight), up 16.9%, was the second best-performing country and provided the largest positive impact on the benchmark’s six-month return. Israel (0.8% beginning weight), down 7.4%, was the worst-performing country. The next worst-performing country was Finland (1.1% beginning weight), down 4.8%. The country with the largest negative impact on the benchmark’s six-month return was Japan (22.1% beginning weight), down 4.6%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Sanofi-Aventis, up 31.0%; BASF SE, up 26.4%; and Roche Holding, up 19.3%. The stocks with the largest negative impact were The Tokyo Electric Power Co., down 82.6%; Nintendo, down 35.3%; and Nokia, down 33.3%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio was managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the Index. Factors that impacted tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley EAFE Index Portfolio
Class A	5.14	31.84	1.45	5.34	—
Class B	5.00	31.53	1.18	5.06	—
Class E	5.12	31.70	1.29	5.19	—
Class G	5.06	31.47	—	—	23.71
MSCI EAFE Index	4.98	30.36	1.48	5.66	—

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	2.1
Nestle S.A.	1.8
HSBC Holdings plc	1.5
BHP Billiton, Ltd.	1.3
Novartis AG	1.2
BP plc	1.2
Vodafone Group plc	1.2
Royal Dutch Shell plc (Class A)	1.1
Total S.A.	1.0
Roche Holding AG	1.0

Top Countries

% of Net Assets
United Kingdom	20.6
Japan	19.5
France	9.7
Germany	8.7
Australia	8.4
Switzerland	8.1
Spain	3.5
Sweden	3.0
Hong Kong	2.6
Netherlands	2.6

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.40%	$1,000.00	$1,051.40	$2.03
	Hypothetical*	0.40%	$1,000.00	$1,022.78	$2.01

Class B(a)	Actual	0.65%	$1,000.00	$1,050.00	$3.30
	Hypothetical*	0.65%	$1,000.00	$1,021.53	$3.26

Class E(a)	Actual	0.55%	$1,000.00	$1,051.20	$2.80
	Hypothetical*	0.55%	$1,000.00	$1,022.03	$2.76

Class G(a)	Actual	0.70%	$1,000.00	$1,050.60	$3.56
	Hypothetical*	0.70%	$1,000.00	$1,021.28	$3.51

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—96.2% of Net Assets

Security Description	Shares	Value*

Australia—8.4%
AGL Energy, Ltd.	35,351	$555,383
Alumina, Ltd.	191,453	437,526
Amcor, Ltd.	82,560	637,725
AMP, Ltd.	193,478	1,017,020
Asciano Group	239,010	422,295
ASX, Ltd.	11,184	365,142
Australia & New Zealand Banking Group, Ltd.	178,654	4,211,516
Bendigo Bank, Ltd. (a)	23,062	219,320
BGP Holdings plc (b)	713,624	0
BHP Billiton, Ltd. (a)	220,874	10,420,244
BlueScope Steel, Ltd.	108,435	140,529
Boral, Ltd. (a)	61,162	289,323
Brambles, Ltd.	106,015	822,124
Caltex Australia, Ltd. (a)	9,532	120,391
CFS Retail Property Trust (REIT) (a)	151,292	294,669
Coca-Cola Amatil, Ltd.	42,510	520,662
Cochlear, Ltd.	4,760	366,760
Commonwealth Bank of Australia	105,983	5,954,076
Computershare, Ltd.	29,681	282,038
Crown, Ltd.	29,464	282,388
CSL, Ltd. (a)	38,792	1,372,482
Dexus Property Group (REIT) (a)	401,856	379,562
Echo Entertainment Group, Ltd. (c)	43,902	193,176
Fairfax Media, Ltd. (a)	150,980	159,178
Fortescue Metals Group, Ltd. (c)	82,630	565,740
Foster’s Group, Ltd.	131,472	726,495
Goodman Group (REIT) (a)	554,537	418,904
GPT Group (REIT)	141,993	481,519
Iluka Resources, Ltd. (c)	29,031	525,703
Incitec Pivot, Ltd.	104,676	435,422
Insurance Australia Group, Ltd.	133,405	487,345
James Hardie Industries NV (a)	30,172	190,592
Leighton Holdings, Ltd. (a)	10,872	243,681
Lend Lease Corp., Ltd.	37,629	363,041
Lynas Corp., Ltd. (a) (c)	117,870	232,884
MacArthur Coal, Ltd.	11,853	139,863
Macquarie Group, Ltd.	23,140	777,762
Metcash, Ltd. (a)	49,589	220,599
Mirvac Group (REIT) (a)	222,329	298,358
National Australia Bank, Ltd.	149,304	4,111,850
Newcrest Mining, Ltd.	52,437	2,124,575
OneSteel, Ltd.	95,679	190,341
Orica, Ltd.	24,272	702,634
Origin Energy, Ltd. (c)	71,635	1,215,937
OZ Minerals, Ltd.	25,908	369,269
Paladin Energy, Ltd. (a) (c)	39,416	107,108
Qantas Airways, Ltd.	108,183	214,052
QBE Insurance Group, Ltd.	71,109	1,317,739
QR National, Ltd. (a) (c)	113,644	412,119
Ramsay Health Care, Ltd.	8,883	173,322
Rio Tinto, Ltd.	29,850	2,663,925
Santos, Ltd.	60,457	879,348
Sims Group, Ltd. (a)	9,738	186,039
Sonic Healthcare, Ltd.	24,290	334,501
Stockland (REIT) (a)	170,116	622,406
Suncorp Group, Ltd.	85,502	747,519
TABCORP Holdings, Ltd.	43,902	155,227

Security Description	Shares	Value*

Australia—(Continued)
Tattersall’s, Ltd.	76,330	$196,595
Telstra Corp., Ltd.	286,849	889,109
Toll Holdings, Ltd. (a)	41,980	218,878
Transurban Group (a)	94,803	532,828
Wesfarmers, Ltd.	68,877	2,356,139
Wesfarmers, Ltd. (Price Protected Shares) (c)	11,090	383,892
Westfield Group (REIT)	147,020	1,367,552
Westfield Retail Trust (REIT) (c)	193,580	562,496
Westpac Banking Corp. (a)	207,019	4,956,973
Woodside Petroleum, Ltd.	42,776	1,883,497
Woolworths, Ltd.	83,110	2,473,803
WorleyParsons, Ltd.	12,991	393,733

		68,314,843

Austria—0.3%
Erste Group Bank AG	12,016	629,261
IMMOEAST Anspr Nachb (a) (b) (c)	27,192	0
Immofinanz AG (a)	66,338	282,687
OMV AG	9,171	400,614
Raiffeisen International Bank Holding AG (a)	3,451	177,581
Telekom Austria AG	22,221	283,381
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (a)	5,457	237,846
Voestalpine AG	7,335	404,813
Wiener Staedtische Versicherung AG	2,911	159,974

		2,576,157

Belgium—0.9%
Anheuser-Busch InBev NV	55,178	3,198,839
Bekaert S.A. (a)	2,627	199,937
Belgacom S.A.	10,680	381,475
Colruyt S.A.	5,430	271,531
Delhaize Group S.A.	6,756	506,424
Dexia S.A. (a)	35,872	111,592
Fortis	155,732	422,212
Groupe Bruxelles Lambert S.A.	5,236	465,347
KBC Groep NV (a)	13,039	512,080
Mobistar S.A.	1,846	140,140
Solvay S.A.	4,497	694,714
UCB S.A.	6,793	305,175
Umicore S.A.	7,299	397,752

		7,607,218

Denmark—1.0%
AP Moller-Maersk A/S (Series A)	35	289,579
AP Moller-Maersk A/S (Series B)	87	750,486
Carlsberg A/S (Class B)	7,997	869,980
Coloplast A/S	1,846	280,581
Danske Bank A/S	44,352	823,504
DSV A/S	17,441	418,410
Novo Nordisk A/S (a)	28,696	3,596,872
Novozymes A/S (Series B)	3,213	522,622
Pandora A/S (a) (c)	4,062	128,389
TDC A/S	26,493	242,079
Vestas Wind Systems A/S (a) (c)	13,387	311,146

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
William Demant Holding A/S (a) (c)	1,624	$146,499

		8,380,147

Finland—0.9%
Elisa Oyj	9,437	203,094
Fortum Oyj	29,587	856,687
Kesko Oyj (a)	4,472	208,112
Kone Oyj	10,280	645,335
Metso Oyj	10,185	578,358
Neste Oil Oyj	7,224	113,226
Nokia Oyj	256,002	1,653,073
Nokian Renkaat Oyj	7,322	366,943
Orion Oyj (Series B)	5,820	149,949
Outokumpu Oyj (a)	11,958	158,255
Pohjola Bank plc (a)	9,006	116,436
Rautaruukki Oyj (a)	5,366	121,212
Sampo Oyj	31,313	1,010,807
Stora Enso Oyj	40,497	424,805
UPM-Kymmene Oyj	38,111	696,772
Wartsila Oyj	10,682	360,357

		7,663,421

France—9.7%
Accor S.A. (a)	9,539	427,017
Aeroports de Paris	2,209	207,738
Air France-KLM (c)	7,711	118,349
Air Liquide S.A.	19,376	2,776,813
Alcatel-Lucent	171,297	988,716
Alstom S.A. (a)	14,355	883,895
ANF Immobilier (a) (c)	64	3,019
Arkema S.A.	3,817	392,867
Atos Origin S.A.	3,177	179,484
AXA S.A.	119,968	2,723,190
BNP Paribas	65,555	5,054,912
Bouygues S.A.	16,377	719,851
Bureau Veritas S.A. (c)	3,765	317,928
Cap Gemini S.A.	9,755	571,425
Carrefour S.A. (a)	40,028	1,643,637
Casino Guichard-Perrachon S.A. (c)	4,364	411,281
Christian Dior S.A.	4,271	671,903
Cie de Saint-Gobain	27,250	1,764,386
Cie Generale d’Optique Essilor International S.A.	13,981	1,133,763
Cie Generale de Geophysique-Veritas S.A. (c)	11,785	434,038
CNP Assurances S.A.	10,520	229,331
Compagnie Générale des Etablissements Michelin (Class B)	11,891	1,162,753
Credit Agricole S.A.	64,671	972,433
Danone	39,898	2,976,347
Dassault Systemes S.A. (a)	4,077	347,054
Edenred (c)	9,539	290,826
EDF S.A. (a)	17,389	682,508
Eiffage S.A.	2,346	155,211
Entrepots Magasins Generaux de Paris (REIT)	2,071	255,323
Eramet S.A.	363	120,208
Eurazeo	2,016	147,186

Security Description	Shares	Value*

France—(Continued)
Eutelsat Communications S.A.	8,516	$382,957
Fonciere Des Regions	1,625	172,114
France Telecom S.A. (a)	126,849	2,697,942
Gaz de France S.A.	84,642	3,096,990
Gecina S.A. (REIT)	1,319	184,231
Groupe Eurotunnel S.A.	42,941	480,033
Imerys S.A. (c)	2,253	158,626
JC Decaux S.A.	4,428	141,819
Klepierre S.A. (REIT)	8,184	337,654
L’Oreal S.A. (a)	16,405	2,130,309
Lafarge S.A. (a)	13,215	841,991
Lagardere S.C.A.	8,303	350,750
Legrand S.A.	13,599	572,608
lliad S.A. (a)	1,063	142,611
LVMH Moet Hennessy Louis Vuitton S.A.	16,933	3,046,929
Natixis (c)	61,277	307,416
Neopost S.A. (a)	1,997	171,526
Pernod-Ricard S.A. (a)	14,240	1,403,378
Peugoet S.A.	11,483	513,987
PPR S.A.	5,572	992,109
Publicis Groupe S.A.	7,880	439,795
Renault S.A.	12,949	766,496
Safran S.A.	11,071	472,744
Sanofi-Aventis S.A.	76,627	6,157,544
Schneider Electric S.A.	16,835	2,812,073
Scor SE	11,686	331,983
SES S.A.	18,798	527,236
Société BIC S.A.	1,753	169,378
Société Générale	43,507	2,578,192
Sodexho	5,937	465,079
Suez Environnement S.A.	16,270	324,206
Technip S.A.	6,364	681,562
TF1 Group (a)	8,156	148,451
Thales S.A.	6,811	293,609
Total S.A.	144,521	8,356,794
Unibail-Rodamco SE (REIT)	6,587	1,521,910
Vallourec S.A.	8,091	985,052
Veolia Environnement S.A.	23,240	654,655
Vinci S.A.	31,152	1,995,116
Vivendi S.A.	84,605	2,352,256
Wendel S.A.	2,267	278,528

		79,202,031

Germany—8.2%
Adidas AG	15,345	1,216,912
Allianz SE	31,042	4,336,203
Axel Springer AG	3,006	148,435
BASF SE	63,145	6,178,108
Bayer AG	56,475	4,539,426
Bayerische Motoren Werke AG	23,534	2,344,592
Beiersdorf AG	6,805	441,499
Brenntag AG (c)	2,857	332,027
Celesio AG	5,284	105,332
Commerzbank AG	246,007	1,057,637
Continental AG	5,500	577,348
Daimler AG	61,716	4,643,838

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Deutsche Bank AG	63,573	$3,755,648
Deutsche Boerse AG	12,893	978,291
Deutsche Lufthansa AG	17,782	387,208
Deutsche Post AG	56,379	1,082,460
Deutsche Telekom AG	193,915	3,040,944
E.ON AG	123,171	3,495,850
Fraport AG	2,305	185,302
Fresenius Medical Care AG	13,025	973,622
Fresenius SE	8,064	841,501
GEA Group AG	10,696	382,398
Hannover Rueckversicherung AG	3,778	197,021
HeidelbergCement AG	9,200	586,356
Henkel AG & Co. KGaA	10,189	583,848
Hochtief AG	2,679	223,609
Infineon Technologies AG (c)	73,323	822,597
K&S AG	11,843	909,998
Kabel Deutschland Holding AG (c)	4,950	304,286
Lanxess AG	5,523	452,695
Linde AG	11,984	2,100,676
MAN AG (a)	7,673	1,022,125
Merck KGaA	4,173	453,382
Metro AG	8,734	528,615
Müenchener Rüeckversicherungs AG	13,253	2,022,853
RWE AG	28,442	1,573,784
Salzgitter AG (a)	2,440	186,022
SAP AG	63,258	3,825,184
Siemens AG	56,260	7,723,170
Suedzucker AG	4,518	160,513
ThyssenKrupp AG	22,242	1,153,571
TUI AG	9,438	102,282
United Internet AG (a)	8,781	184,530
Volkswagen AG	1,842	338,356
Wacker Chemie AG	978	211,410

		66,711,464

Greece—0.2%
Alpha Bank A.E. (c)	54,294	274,322
Bank of Cyprus plc (c)	55,985	165,176
Coca-Cola Hellenic Bottling Co. S.A.	13,179	353,098
Hellenic Telecommunications Organization S.A.	17,555	164,534
National Bank of Greece S.A. (c)	63,126	453,458
OPAP S.A.	15,100	235,888
Public Power Corp. S.A.	7,040	100,994

		1,747,470

Hong Kong—2.6%
AIA Group, Ltd. (c)	556,600	1,940,887
ASM Pacific Technology, Ltd. (a)	14,200	196,328
Bank of East Asia, Ltd. (a)	101,720	419,285
BOC Hong Kong Holdings, Ltd.	253,965	737,474
Cathay Pacific Airways, Ltd. (a)	87,000	202,362
Cheung Kong Holdings, Ltd.	93,000	1,367,760
Cheung Kong Infrastructure Holdings, Ltd.	33,000	171,463
CLP Holdings, Ltd.	129,877	1,153,019
Esprit Holdings, Ltd.	77,978	242,920
Galaxy Entertainment Group, Ltd. (a) (c)	87,000	187,675

Security Description	Shares	Value*

Hong Kong—(Continued)
Hang Lung Group, Ltd.	55,000	$351,277
Hang Lung Properties, Ltd.	164,000	681,453
Hang Seng Bank, Ltd. (a)	56,300	900,467
Henderson Land Development Co., Ltd. (a)	73,000	473,757
Hong Kong & China Gas Co.	311,205	708,175
Hong Kong Exchanges & Clearing, Ltd. (a)	70,200	1,478,881
Hopewell Holdings, Ltd.	50,000	159,037
Hutchison Whampoa, Ltd.	149,000	1,615,550
Hysan Development Co., Ltd.	45,000	223,661
Kerry Properties, Ltd.	46,500	225,344
Li & Fung, Ltd.	377,600	759,483
Lifestyle International Holdings, Ltd.	42,000	124,371
MTR Corp.	95,000	337,888
New World Development, Ltd.	174,354	264,862
NWS Holdings, Ltd.	93,000	124,623
Orient Overseas International, Ltd.	16,500	107,200
Power Assets Holdings, Ltd.	93,049	701,884
Sands China, Ltd. (c)	165,200	447,999
Shangri-La Asia, Ltd.	109,540	270,361
Sino Land Co. (a)	176,000	285,492
SJM Holdings, Ltd.	110,000	262,908
Sun Hung Kai Properties, Ltd.	101,000	1,470,181
Swire Pacific, Ltd.	51,817	765,450
The Link Real Estate Investment Trust (REIT)	148,141	506,758
Wharf Holdings, Ltd.	104,976	733,343
Wheelock & Co., Ltd.	68,000	276,023
Wing Hang Bank, Ltd.	13,500	148,113
Wynn Macau, Ltd. (a) (c)	104,000	343,337
Yue Yuen Industrial Holdings, Ltd.	50,500	161,093

		21,528,144

Ireland—0.3%
CRH plc	53,933	1,194,060
Elan Corp. plc (c)	34,284	392,788
Kerry Group plc	9,653	399,071

		1,985,919

Israel—0.7%
Bank Hapoalim B.M.	100,801	503,567
Bank Leumi le-Israel B.M.	87,074	411,352
Bezeq Israeli Telecommunication Corp., Ltd.	135,077	341,802
Cellcom Israel, Ltd.	8,129	226,272
Israel Chemicals, Ltd.	33,468	534,139
NICE Systems, Ltd. (c)	5,213	189,028
Teva Pharmaceutical Industries, Ltd.	65,918	3,177,466
The Israel Corp., Ltd.	214	234,145

		5,617,771

Italy—2.6%
A2A S.p.A. (a)	79,271	123,385
Assicuraziono Generali S.p.A.	82,143	1,731,908
Atlantia S.p.A.	21,683	461,514
Banca Monte dei Paschi di Siena S.p.A. (a)	158,272	119,910
Banco Popolare Scarl	124,102	285,716
Enel Green Power S.p.A (c)	151,622	418,129
Enel S.p.A. (a)	451,074	2,945,711

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
ENI S.p.A.	165,536	$3,923,462
Exor S.p.A	4,583	143,126
Fiat Industrial S.p.A. (c)	52,147	674,004
Fiat S.p.A.	59,813	656,529
Finmeccanica S.p.A. (c)	28,782	348,249
Intesa Sanpaolo S.p.A.	696,886	1,852,907
Intesa Sanpaolo S.p.A. - RNC	59,735	128,835
Luxottica Group S.p.A.	9,343	299,436
Mediaset S.p.A. (a)	51,298	241,132
Mediobanca S.p.A.	33,548	339,771
Parmalat S.p.A.	110,301	414,838
Pirelli & C. S.p.A.	17,048	184,174
Prysmian S.p.A.	13,126	263,969
Saipem S.p.A.	18,344	946,877
Snam Rete Gas S.p.A.	112,113	663,573
Telecom Italia S.p.A.	611,689	850,976
Telecom Italia S.p.A. - RNC	396,854	461,762
Terna Rete Elettrica Nazionale S.p.A. (a)	92,170	428,217
UniCredit S.p.A.	925,081	1,956,261
Unione di Banche Italiane SCPA	56,320	317,011

		21,181,382

Japan—19.5%
Advantest Corp. (a)	11,800	216,290
Aeon Co., Ltd. (a)	41,000	493,288
Aeon Mall Co., Ltd.	6,200	150,009
Air Water, Inc.	10,000	120,140
Aisin Seiki Co., Ltd.	13,000	501,800
Ajinomoto Co., Inc.	51,000	604,558
All Nippon Airways Co., Ltd. (a)	59,000	192,275
Amada Co., Ltd.	27,000	207,051
Asahi Breweries, Ltd. (a)	25,800	518,219
Asahi Glass Co., Ltd. (a)	72,000	838,058
Asahi Kasei Corp.	98,000	659,646
Asics Corp. (a)	11,000	163,751
Astellas Pharma, Inc.	32,500	1,252,716
Benesse Corp.	5,000	214,496
Bridgestone Corp. (a)	44,100	1,011,739
Brother Industries, Ltd.	16,400	241,606
Canon, Inc. (a)	77,900	3,703,075
Casio Computer Co., Ltd. (a)	18,100	127,034
Central Japan Railway Co.	115	901,029
Chubu Electric Power Co., Inc.	44,700	872,050
Chugai Pharmaceutical Co., Ltd. (a)	15,100	246,956
Chuo Mitsui Trust Holdings, Inc.	218,162	758,682
Cosmo Oil Co., Ltd. (a)	43,000	121,812
Credit Saison Co., Ltd.	10,500	176,197
Dai Nippon Printing Co., Ltd.	40,000	449,457
Daicel Chemical Industries, Ltd.	22,000	145,245
Daido Steel Co., Ltd.	21,000	140,132
Daihatsu Motor Co., Ltd. (a)	14,000	237,832
Daiichi Sankyo Co., Ltd.	50,600	986,603
Daikin Industries, Ltd.	16,800	593,512
Daito Trust Construction Co., Ltd.	5,000	423,298
Daiwa House Industry Co., Ltd.	33,000	414,170
Daiwa Securities Group, Inc. (a)	110,000	483,074

Security Description	Shares	Value*

Japan—(Continued)
Dena Co., Ltd.	5,700	$245,049
Denki Kagaku Kogyo K.K.	35,000	168,063
Denso Corp.	33,200	1,228,780
Dentsu, Inc.	12,700	374,134
East Japan Railway Co.	23,600	1,351,870
Eisai Co., Ltd. (a)	16,900	657,974
Electric Power Development Co., Ltd. (a)	8,800	236,935
Elpida Memory, Inc. (a) (c)	12,800	150,214
FamilyMart Co., Ltd.	4,300	157,560
Fanuc, Ltd.	13,200	2,194,172
Fast Retailing Co., Ltd. (a)	3,600	581,060
Fuji Electric Holdings Co., Ltd. (a)	42,000	130,881
Fuji Heavy Industries, Ltd.	42,000	325,308
FUJIFILM Holdings Corp.	32,600	1,012,923
Fujitsu, Ltd.	125,000	712,168
Fukuoka Financial Group, Inc.	53,000	220,930
Gree, Inc. (a)	6,800	148,549
GS Yuasa Corp. (a)	22,000	146,518
Hamamatsu Photonics KK (a)	4,800	206,913
Hirose Electric Co., Ltd. (a)	2,200	224,797
Hisamitsu Pharmaceutical Co., Inc. (a)	4,700	199,761
Hitachi Chemical Co., Ltd.	7,300	144,810
Hitachi Construction Machinary Co., Ltd. (a)	6,400	142,666
Hitachi Metals, Ltd. (a)	12,000	169,117
Hitachi, Ltd. (a)	313,000	1,844,387
Hokkaido Electric Power Co., Inc.	15,300	254,097
Hokuhoku Financial Group, Inc.	76,000	150,411
Hokuriku Electric Power Co. (a)	12,000	228,773
Honda Motor Co., Ltd. (a)	112,000	4,303,251
Hoya Corp.	30,100	665,061
Ibiden Co., Ltd.	8,300	258,774
Idemitsu Kosan Co., Ltd. (a)	1,600	170,355
Ihi Corp.	99,000	255,502
Inpex Holdings, Inc.	149	1,096,553
Isetan Mitsukoshi Holdings, Ltd.	32,000	312,333
Isuzu Motors, Ltd.	84,000	396,805
Itochu Corp.	106,000	1,099,149
J. Front Retailing Co., Ltd. (a)	30,000	132,253
Japan Prime Realty Investment Corp. (REIT) (a)	49	129,669
Japan Real Estate Investment Corp. (REIT)	33	323,143
Japan Retail Fund Investment Corp. (REIT)	96	147,720
Japan Tobacco, Inc.	306	1,177,195
JFE Holdings, Inc.	31,400	861,294
JGC Corp.	14,000	382,200
JS Group Corp.	16,900	434,117
JSR Corp.	11,300	218,550
JTEKT Corp.	20,700	303,166
Jupiter Telecommunications Co., Ltd. (c)	191	212,906
JX Holdings, Inc. (c)	163,100	1,097,912
Kajima Corp. (a)	59,000	168,786
Kamigumi Co., Ltd.	17,000	158,486
Kaneka Corp.	20,000	131,242
Kansai Paint Co., Ltd. (a)	15,000	136,404
Kao Corp.	40,500	1,061,012
Kawasaki Heavy Industries, Ltd.	96,000	381,707
Kawasaki Kisen Kaisha, Ltd. (a)	74,000	258,050
KDDI Corp.	213	1,527,718

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Keihin Electric Express Railway Co., Ltd. (a)	36,000	$259,841
Keio Corp. (a)	45,000	247,450
Keyence Corp.	3,000	848,145
Kikkoman Corp. (a)	12,000	125,907
Kintetsu Corp. (a)	121,120	387,502
Kirin Holdings Co., Ltd. (a)	57,000	794,412
Kobe Steel, Ltd.	177,000	401,436
Komatsu, Ltd.	65,400	2,028,380
Konami Corp. (a)	8,300	196,308
Konica Minolta Holdings, Inc.	37,000	307,744
Kubota Corp.	81,000	718,937
Kuraray Co., Ltd.	24,500	358,469
Kurita Water Industries, Ltd. (a)	7,100	211,319
Kyocera Corp.	11,100	1,125,621
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	190,171
Kyushu Electric Power Co., Inc.	25,500	458,358
Lawson, Inc.	4,900	256,536
Makita Corp.	9,600	444,608
Marubeni Corp.	112,000	742,022
Matsushita Electric Industrial Co., Ltd.	154,900	1,886,843
Mazda Motor Corp. (a)	103,000	270,806
McDonald’s Holdings Co. Japan, Ltd. (a)	5,000	126,891
MEIJI Holdings Co., Ltd.	5,100	214,241
Minebea Co., Ltd.	25,000	132,822
Miraca Holdings, Inc.	4,000	161,769
Mitsubishi Chemical Holdings Corp.	88,000	622,281
Mitsubishi Corp.	93,500	2,335,240
Mitsubishi Electric Corp.	136,000	1,574,471
Mitsubishi Estate Co., Ltd.	84,000	1,469,950
Mitsubishi Gas & Chemical Co., Inc.	26,000	190,169
Mitsubishi Heavy Industries, Ltd. (a)	204,000	958,191
Mitsubishi Materials Corp.	79,000	248,174
Mitsubishi Motors Corp. (a) (c)	320,000	390,426
Mitsubishi Tanabe Pharma Corp.	15,000	250,879
Mitsubishi UFJ Financial Group, Inc.	874,588	4,244,290
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	160,000
Mitsui & Co., Ltd.	121,417	2,093,046
Mitsui Chemicals, Inc.	57,000	207,566
Mitsui Fudosan Co., Ltd.	63,000	1,082,722
Mitsui OSK Lines, Ltd. (a)	75,000	402,329
Mitsui Sumitomo Insurance Group	39,700	928,257
Mizuho Financial Group, Inc.	1,411,200	2,319,178
Murata Manufacturing Co., Ltd. (a)	14,100	938,923
Nabtesco Corp. (a)	7,000	169,183
Namco Bandai Holdings, Inc. (a)	12,500	149,999
NEC Corp. (a)	172,000	392,571
NGK Insulators, Ltd.	17,000	315,949
NGK Spark Plug Co., Ltd.	10,000	137,659
Nidec Corp. (a)	8,400	781,629
Nikon Corp. (a)	23,000	540,957
Nintendo Co., Ltd.	6,900	1,295,311
Nippon Building Fund, Inc. (REIT) (a)	36	350,256
Nippon Electric Glass Co., Ltd.	28,000	357,557
Nippon Express Co., Ltd.	59,000	238,480
Nippon Meat Packers, Inc.	14,000	200,103
Nippon Paper Group, Inc. (a)	6,300	139,695
Nippon Sheet Glass Co., Ltd.	70,000	216,639

Security Description	Shares	Value*

Japan—(Continued)
Nippon Steel Corp. (a)	343,000	$1,109,599
Nippon Telephone & Telegraph Corp.	34,400	1,667,434
Nippon Yusen K.K. (a)	101,000	374,855
Nissan Motor Co., Ltd.	179,200	1,875,171
Nisshin Seifun Group, Inc.	13,000	161,913
Nissin Food Products Co., Ltd. (a)	4,700	170,508
Nitori Co., Ltd.	2,650	251,022
Nitto Denko Corp.	12,900	653,197
NKSJ Holdings, Inc. (c)	99,000	651,125
NOK Corp. (a)	8,300	141,579
Nomura Holdings, Inc.	239,600	1,181,706
Nomura Real Estate Office Fund, Inc. (REIT) (a)	20	132,442
Nomura Research Institute, Ltd. (a)	6,200	135,276
NSK, Ltd.	30,000	298,245
NTN Corp.	47,000	266,607
NTT Data Corp.	80	265,017
NTT DoCoMo, Inc.	1,041	1,851,221
Obayashi Corp.	65,000	282,557
Odakyu Electric Railway Co., Ltd. (a)	54,000	427,531
OJI Paper Co., Ltd. (a)	68,000	324,890
Olympus Corp. (a)	16,000	537,569
Omron Corp.	13,600	376,819
Ono Pharmaceutical Co., Ltd.	6,400	340,565
Oracle Corp. Japan	2,900	125,971
Oriental Land Co., Ltd. (a)	3,400	287,302
ORIX Corp. (a)	7,060	684,628
Osaka Gas Co., Ltd. (a)	150,000	567,954
Otsuka Holdings Co., Ltd.	16,500	436,027
Rakuten, Inc. (a)	495	511,407
Resona Holdings, Inc. (a)	122,300	574,120
Ricoh Co., Ltd. (a)	45,000	497,675
Rinnai Corp. (a)	2,800	201,897
Rohm Co., Ltd.	6,700	382,676
Sankyo Co., Ltd.	3,600	185,470
Santen Pharmaceutical Co., Ltd.	5,500	222,872
SBI Holdings, Inc.	1,911	176,765
Secom Co., Ltd.	15,800	756,390
Sega Sammy Holdings, Inc.	13,400	258,718
Seiko Epson Corp. (a)	8,600	148,556
Sekisui Chemical Co., Ltd.	27,000	229,753
Sekisui House, Ltd.	46,000	426,417
Seven & I Holdings Co., Ltd.	51,100	1,370,346
Sharp Corp. (a)	77,000	700,057
Shikoku Electric Power Co., Inc. (a)	11,700	264,923
Shimadzu Corp. (a)	18,000	164,463
Shimamura Co., Ltd. (a)	1,400	133,454
Shimano, Inc. (a)	6,300	345,327
Shimizu Corp. (a)	37,000	153,458
Shin-Etsu Chemical Co., Ltd.	28,400	1,518,545
Shionogi & Co., Ltd.	25,500	416,423
Shiseido Co., Ltd. (a)	24,000	447,423
Showa Denko K.K. (a)	129,000	266,957
Showa Shell Sekiyu KK (a)	14,700	135,985
SMC Corp.	3,700	664,514
Softbank Corp.	59,800	2,257,759
Sojitz Corp.	113,600	212,442
Sony Corp.	69,700	1,839,105

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sony Financial Holdings, Inc.	12,800	$230,716
Stanley Electric Co., Ltd.	11,800	205,805
Sumco Corp. (a)	8,200	138,054
Sumitomo Chemical Co., Ltd. (a)	109,000	542,687
Sumitomo Corp. (a)	76,600	1,040,766
Sumitomo Electric Industries, Ltd. (a)	56,334	819,494
Sumitomo Heavy Industries, Ltd. (a)	39,000	270,895
Sumitomo Metal Industries, Ltd.	239,000	535,854
Sumitomo Metal Mining Co., Ltd.	40,000	654,565
Sumitomo Mitsui Financial Group, Inc.	92,400	2,834,719
Sumitomo Realty & Development Co., Ltd.	25,000	557,162
Sumitomo Rubber Industries, Ltd. (a)	12,500	150,870
Suzuken Co., Ltd.	5,300	122,094
Suzuki Motor Corp.	22,700	509,937
Sysmex Corp.	4,000	149,982
T&D Holdings, Inc.	18,950	448,751
Taisei Corp. (a)	69,000	157,669
Taisho Pharmaceutical Co., Ltd.	10,000	224,738
Taiyo Nippon Sanso Corp.	18,000	143,160
Takashimaya Co., Ltd. (a)	19,000	130,632
Takeda Pharmaceutical Co., Ltd.	54,500	2,512,718
TDK Corp.	8,400	461,128
Teijin, Ltd.	66,000	290,314
Terumo Corp.	13,200	711,054
The Bank of Kyoto, Ltd. (a)	22,000	202,001
The Bank of Yokohama, Ltd. (a)	83,000	413,745
The Chiba Bank, Ltd. (a)	49,000	306,233
The Chugoku Bank, Ltd. (a)	12,000	147,909
The Chugoku Electric Power Co., Inc. (a)	23,700	409,836
The Dai-ichi Life Insurance Co., Ltd.	604	843,032
The Furukawa Electric Co., Ltd. (a)	57,000	237,153
The Gunma Bank, Ltd. (a)	26,000	137,010
The Hachijuni Bank, Ltd. (a)	30,000	168,112
The Hiroshima Bank, Ltd. (a)	38,000	165,298
The Iyo Bank, Ltd. (a)	17,000	156,089
The Japan Steel Works, Ltd.	21,000	144,034
The Joyo Bank, Ltd.	54,000	226,466
The Kansai Electric Power Co., Inc.	50,800	1,010,725
The Nishi-Nippon Bank, Ltd.	52,000	153,472
The Shizuoka Bank, Ltd.	41,000	375,795
The Tokyo Electric Power Co., Inc. (a)	97,600	399,628
THK Co., Ltd.	7,700	195,388
Tobu Railway Co., Ltd. (a)	73,000	306,599
Toho Co., Ltd. (a)	8,500	140,978
Toho Gas Co., Ltd. (a)	31,000	167,383
Tohoku Electric Power Co., Inc. (a)	29,800	428,597
Tokio Marine Holdings, Inc.	50,200	1,405,875
Tokyo Electron, Ltd.	11,400	619,947
Tokyo Gas Co., Ltd.	170,000	766,593
Tokyu Corp.	76,000	315,326
Tokyu Land Corp.	29,000	122,681
TonenGeneral Sekiyu K.K. (a)	18,000	220,627
Toppan Printing Co., Ltd.	41,000	316,939
Toray Industries, Inc.	98,000	722,983
Toshiba Corp.	283,000	1,493,035
Tosoh Corp. (a)	39,000	156,259
TOTO, Ltd.	19,000	147,281

Security Description	Shares	Value*

Japan—(Continued)
Toyo Seikan Kaisha, Ltd.	10,200	$170,833
Toyo Suisan Kaisha, Ltd. (a)	6,000	141,365
Toyota Industries Corp.	12,600	413,753
Toyota Motor Corp.	189,000	7,932,304
Toyota Tsusho Corp.	14,200	242,598
Trend Micro, Inc.	7,000	216,640
Tsumura & Co.	3,900	124,392
Ube Industries, Ltd.	68,000	204,167
Unicharm Corp.	9,600	418,206
Ushio, Inc.	8,700	171,523
USS Co., Ltd.	1,660	128,359
West Japan Railway Co.	13,900	542,446
Yahoo! Japan Corp. (a)	1,158	397,391
Yakult Honsha Co., Ltd. (a)	8,700	251,092
Yamada Denki Co., Ltd.	5,590	454,579
Yamaguchi Financial Group, Inc.	15,000	139,630
Yamaha Corp.	11,500	130,359
Yamaha Motor Co., Ltd. (a)	17,800	325,895
Yamato Holdings Co., Ltd. (a)	27,000	422,746
Yaskawa Electric Corp.	18,000	201,268
Yokogawa Electric Corp. (a)	16,300	139,337

		159,252,854

Luxembourg—0.3%
ArcelorMittal	58,752	2,043,984
Tenaris S.A.	31,061	709,046

		2,753,030

Netherlands—2.6%
Aegon NV	117,488	800,537
Akzo Nobel NV	15,836	998,771
ASML Holding NV	28,935	1,065,818
Corio NV (REIT)	4,018	266,103
Delta Lloyd NV	9,946	236,157
EADS NV (a)	27,187	909,799
Fugro NV	4,445	320,443
Heineken Holding NV	9,357	478,728
Heineken NV	17,381	1,045,198
ING Groep NV	261,858	3,229,427
Koninklijke Ahold NV	80,218	1,077,708
Koninklijke Boskalis Westminster NV	6,001	283,685
Koninklijke DSM NV	10,134	657,585
Koninklijke KPN NV	107,502	1,562,333
Koninklijke Philips Electronics NV	66,563	1,707,937
Koninklijke Vopak NV	4,066	199,206
PostNL NV	24,146	204,837
QIAGEN NV (a) (c)	14,898	285,542
Randstad Holding NV	9,402	434,433
Reed Elsevier NV	48,042	645,048
SBM Offshore NV	10,101	267,142
STMicroelectronics NV	44,693	445,332
TNT Express NV (c)	24,146	250,378
Unilever NV	111,357	3,647,304
Wolters Kluwer NV	22,877	506,835

		21,526,286

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—0.1%
Auckland International Airport, Ltd.	63,428	$116,794
Contact Energy, Ltd.	23,995	106,295
Fletcher Building, Ltd.	46,652	332,690
Sky City Entertainment Group, Ltd.	39,539	118,433
Telecom Corp. of New Zealand, Ltd.	132,317	267,598

		941,810

Norway—0.9%
Aker Solutions ASA	11,775	237,034
DnB NOR ASA	66,462	931,552
Gjensidige Forsikring ASA (c)	14,357	177,908
Norsk Hydro ASA	59,320	456,734
Orkla ASA	54,230	518,178
SeaDrill, Ltd. (a)	21,546	762,637
StatoilHydro ASA	76,291	1,942,431
Subsea 7 S.A. (a)	18,500	475,854
Telenor ASA	56,038	922,793
Yara International ASA	14,441	820,728

		7,245,849

Portugal—0.3%
Banco Comercial Portugues S.A. (a)	274,788	163,283
Banco Espirito Santo S.A. (a)	39,907	148,633
Energias de Portugal S.A.	137,457	487,901
Galp Energia, SGPS, S.A.	18,188	433,800
Jeronimo Martins, SGPS, S.A.	22,888	439,594
Portugal Telecom, SGPS, S.A. (a)	48,993	485,065

		2,158,276

Singapore—1.6%
Ascendas Real Estate Investment Trust (REIT)	106,000	176,263
CapitaLand, Ltd. (a)	174,000	414,044
CapitaMall Trust (REIT)	153,200	233,792
CapitaMalls Asia, Ltd.	88,000	105,845
City Developments, Ltd.	34,000	289,210
ComfortDelGro Corp., Ltd.	153,000	181,974
Cosco Corp. Singapore, Ltd. (a)	72,000	114,979
DBS Group Holdings, Ltd.	122,467	1,466,719
Fraser & Neave, Ltd.	70,000	330,656
Genting Singapore plc (a) (c)	418,200	660,291
Global Logistic Properties, Ltd. (c)	107,000	179,834
Golden Agri-Resources, Ltd.	492,569	273,897
Jardine Cycle & Carriage, Ltd.	8,000	281,334
Keppel Corp., Ltd.	95,700	866,414
Keppel Land, Ltd. (a)	54,000	159,929
Noble Group, Ltd. (a)	263,909	425,127
Olam International, Ltd. (a)	94,090	209,355
Oversea-Chinese Banking Corp., Ltd.	169,880	1,297,090
SembCorp Industries, Ltd.	71,000	289,677
SembCorp Marine, Ltd. (a)	63,000	273,113
Singapore Airlines, Ltd.	36,940	427,275
Singapore Exchange, Ltd. (a)	56,000	343,975
Singapore Press Holdings, Ltd. (a)	107,250	341,081
Singapore Technologies Engineering, Ltd.	126,000	310,045
Singapore Telecommunications, Ltd.	529,820	1,365,243

Security Description	Shares	Value*

Singapore—(Continued)
United Overseas Bank, Ltd.	88,392	$1,420,955
UOL Group, Ltd.	33,000	134,222
Wilmar International, Ltd. (a)	130,000	575,095
Yangzijiang Shipbuilding Holdings, Ltd.	105,000	125,453

		13,272,887

Spain—3.5%
Abertis Infraestructuras S.A. (a)	25,968	580,026
Acciona S.A.	1,555	165,016
Acerinox S.A. (a)	7,078	128,993
ACS Actividades de Construccion y Servicios S.A. (a)	9,579	451,662
Amadeus IT Holding S.A. (c)	17,557	365,154
Banco de Sabadell S.A. (a)	72,812	300,878
Banco Popular Espanol S.A. (a)	64,589	363,457
Banco Santander S.A.	581,372	6,706,743
BBVA S.A.	300,284	3,518,807
Cintra Concesiones de Infraestructuras de Transporte S.A.	31,917	402,935
Criteria Caixacorp S.A. (c)	53,350	372,076
Enagas S.A. (a)	15,504	375,877
Gas Natural SDG S.A. (a)	23,418	490,865
Grifols S.A.	8,240	165,308
Iberdrola Renovables S.A.	51,000	225,236
Iberdrola S.A.	258,606	2,301,119
Inditex S.A.	15,855	1,447,529
Indra Sistemas S.A. (a)	6,410	132,542
International Consolidated Airlines Group S.A. (c)	77,576	314,512
Mapfre S.A. (Issued through rights offering) (a) (c)	1,276	4,736
Mapfre S.A. (a)	49,793	184,647
Red Electrica Corporacion S.A. (a)	6,962	420,607
Repsol YPF S.A. (a)	54,945	1,907,229
Telefonica S.A.	285,555	6,981,499
Zardoya Otis S.A. (a)	7,991	117,660

		28,425,113

Sweden—3.0%
Alfa Laval AB	25,994	561,519
Assa Abloy AB (Series B) (a)	20,057	540,366
Atlas Copco AB (Series A) (a)	47,637	1,257,068
Atlas Copco AB (Series B)	26,061	615,015
Boliden AB	18,744	347,322
Electrolux AB (a)	17,118	409,449
Getinge AB (Class B)	13,484	362,783
Hennes & Mauritz AB (Series B)	71,728	2,477,965
Hexagon AB (Series B) (a)	17,090	421,901
Holmen AB (Series B)	3,603	112,601
Husqvarna AB (Series B)	25,677	170,323
Industrivarden AB	7,740	128,390
Investor AB (a)	33,352	766,041
Kinnevik Investment AB	14,418	320,917
LM Ericsson Telephone Co. (Class B)	205,870	2,968,043
Millicom International Cellular S.A. (c)	5,199	543,738
Modern Times Group AB (a)	3,471	229,893
Nordea Bank AB	176,288	1,898,875

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Ratos AB	13,548	$260,693
Sandvik AB	66,936	1,176,489
Scania AB	21,772	506,202
Securitas AB	21,462	227,687
Skandinaviska Enskilda Banken AB (Series A)	94,431	773,754
Skanska AB	30,532	547,759
SKF AB	26,654	773,054
SSAB AB (Series A)	11,498	172,297
Svenska Cellulosa AB	38,472	543,018
Svenska Handelsbanken AB	32,448	1,003,304
Swedbank AB	55,651	936,948
Swedish Match AB	14,499	487,371
Tele2 AB	21,032	416,659
TeliaSonera AB	149,892	1,102,246
Volvo AB (Series B)	94,218	1,650,037

		24,709,727

Switzerland—8.0%
ABB, Ltd.	149,797	3,878,669
Actelion, Ltd. (c)	7,563	371,852
Adecco S.A.	8,604	550,814
Aryzta AG	5,635	301,503
Baloise Holdings AG	3,194	328,819
Cie Financiere Richemont S.A.	36,430	2,382,000
Credit Suisse Group AG	77,003	2,988,532
GAM Holding, Ltd.	13,088	214,437
Geberit AG	2,512	594,312
Givaudan S.A.	554	585,257
Holcim, Ltd.	16,309	1,229,004
Julius Baer Group, Ltd.	15,630	644,193
Kuehne & Nagel International AG	4,135	626,664
Lindt & Spruengli AG	7	254,664
Lindt & Spruengli AG (Participation Certificate)	55	171,144
Lonza Group AG	2,935	229,365
Nestle S.A.	238,218	14,783,092
Novartis AG	160,447	9,813,985
Pargesa Holding S.A.	1,694	156,680
Roche Holding AG	48,666	8,129,688
Schindler Holding AG	1,428	173,160
SGS S.A.	358	678,624
Sika AG	137	329,611
Sonova Holding AG	2,955	276,192
Straumann Holding AG	534	128,695
Sulzer AG	1,649	267,924
Swatch Group AG (Class A)	3,213	288,118
Swatch Group AG (Class B)	2,093	1,054,424
Swiss Life Holding AG (c)	2,159	353,449
Swisscom AG	1,743	797,612
SwissRe, Ltd. (c)	24,745	1,387,425
Syngenta AG	6,649	2,241,240
Synthes, Inc. (c)	4,471	786,135
Transocean, Ltd. (c)	21,808	1,419,873
UBS AG	248,777	4,529,740
Zurich Financial Services AG	10,187	2,570,907

		65,517,803

Security Description	Shares	Value*

United Kingdom—20.6%
3i Group plc (c)	63,549	$286,758
Admiral Group plc	16,009	426,644
Aggreko plc	17,400	538,896
AMEC plc	25,910	452,936
Anglo American plc (c)	90,226	4,472,787
Antofagasta plc	26,957	603,361
ARM Holdings plc	87,726	829,933
Associated British Foods plc	22,128	384,757
AstraZeneca plc	96,672	4,828,501
Autonomy Corp. plc	15,853	434,477
Aviva plc	192,767	1,357,717
Babcock International Group plc	24,050	274,886
BAE Systems plc	232,106	1,186,908
Balfour Beatty plc	43,332	214,628
Barclays plc	791,050	3,257,141
BG Group plc	231,439	5,254,271
BHP Billiton plc	150,508	5,901,069
BP plc (c)	1,292,409	9,525,430
British American Tobacco plc	136,498	5,985,029
British Land Co. plc (REIT)	62,096	606,746
British Sky Broadcasting plc	82,126	1,115,753
BT Group plc	549,280	1,782,226
Bunzl plc	22,401	280,530
Burberry Group plc	32,742	761,489
Cairn Energy plc (c)	100,118	666,769
Capita Group plc	39,413	452,755
Capital Shopping Centres Group plc (REIT) (a)	48,962	314,046
Carnival plc (a) (c)	11,804	457,650
Centrica plc	357,523	1,855,788
Cobham plc	73,272	248,735
Compass Group plc	129,090	1,245,626
Diageo plc	171,067	3,496,352
Essar Energy plc (a) (c)	21,424	140,720
Eurasian Natural Resources Corp. plc (c)	21,266	266,842
Experian plc	72,050	917,904
Fresnillo plc	11,783	265,664
G4S plc	106,542	478,612
GlaxoSmithKline plc	355,133	7,606,002
Glencore International plc (c)	57,112	450,200
Hammerson plc (REIT) (c)	56,484	436,397
Home Retail Group plc (a)	54,363	142,761
HSBC Holdings plc	1,217,334	12,080,359
ICAP plc	36,213	274,891
Imperial Tobacco Group plc	69,615	2,315,304
Inmarsat plc	28,473	254,247
Intercontinental Hotels Group plc	21,614	442,453
International Power plc	99,277	512,762
Intertek Group plc (a)	10,631	336,757
Invensys plc	47,928	247,719
Investec plc	41,855	339,025
J. Sainsbury plc	74,987	396,576
Johnson Matthey plc	14,556	459,462
Kazakhmys plc	13,920	308,824
Kingfisher plc	152,400	653,799
Land Securities Group plc (REIT)	51,449	703,704
Legal & General Group plc	429,168	814,467
Lloyds Banking Group plc	2,849,255	2,239,537

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
London Stock Exchange Group plc	9,645	$164,202
Lonmin plc (a)	11,828	275,938
Man Group plc	133,525	507,516
Marks & Spencer Group plc	118,772	689,159
National Grid plc	240,869	2,371,059
Next plc	13,648	509,861
Old Mutual plc	385,579	825,845
Pearson plc	53,871	1,020,771
Petrofac, Ltd.	17,337	421,428
Prudential plc	179,978	2,080,570
Randgold Resources, Ltd.	5,835	490,770
Reckitt Benckiser Group plc	43,478	2,401,311
Reed Elsevier plc	79,515	723,366
Resolution, Ltd.	99,349	468,952
Rexam plc	57,692	354,502
Rio Tinto plc	99,115	7,159,258
Rolls-Royce Holdings plc	133,971	1,387,374
Royal Bank of Scotland Group plc (c)	1,289,126	799,351
Royal Dutch Shell plc (Class A) (a)	245,020	8,733,338
Royal Dutch Shell plc (Class B)	184,283	6,580,267
RSA Insurance Group plc	229,787	497,260
SABMiller plc	65,034	2,371,771
Sage Group plc	81,897	379,868
Schroders plc	6,754	167,751
Scottish & Southern Energy plc	63,684	1,424,871
Segro plc (REIT)	61,844	309,912
Serco Group plc	34,317	304,227
Severn Trent plc	14,349	338,894
Shire plc	37,281	1,164,190
Smith & Nephew plc	66,221	706,710
Smiths Group plc	25,680	495,173
Standard Chartered plc	160,308	4,213,827
Standard Life plc	171,497	579,605
Tesco plc	548,795	3,545,487
The Weir Group plc	13,856	473,188
TUI Travel plc (a)	44,767	161,412
Tullow Oil plc	62,622	1,246,744
Unilever plc	88,078	2,843,231
United Utilities Group plc	48,207	463,316
Vendeta Resources plc	9,571	322,055
Vodafone Group plc	3,568,551	9,486,849
Whitbread plc	10,782	279,570
WM Morrison Supermarkets plc	149,552	714,804
Wolseley plc (c)	18,230	594,752
WPP plc	91,722	1,148,666
Xstrata plc	141,865	3,129,635

		167,914,188

Total Common Stock (Identified Cost $727,957,769)		786,233,790

Exchange Traded Funds—2.1%

United States—2.1%
iShares MSCI EAFE Index Fund (d)	284,000	17,079,760

Total Exchange Traded Funds (Identified Cost $17,167,745)		17,079,760

Preferred Stock—0.6%
Security Description	Shares/Par Amount	Value*

Germany—0.5%
Bayerische Motoren Werke AG	3,505	$222,745
Henkel AG & Co. KGaA	11,897	824,651
Porsche Automobil Holding SE	11,570	917,564
ProSiebenSat.1 Media AG (a)	5,172	146,589
RWE AG	2,982	151,991
Volkswagen AG	9,943	2,049,574

		4,313,114

Switzerland—0.1%
Schindler Holding AG	3,222	391,096

Total Preferred Stock (Identified Cost $2,916,525)		4,704,210

Rights—0.0%

Italy—0.0%
Banca Monte dei Paschi di Siena S.p.A. (a) (c)	158,272	12,162

Spain—0.0%
Banco Popular Espanol S.A. (a) (c)	64,589	4,682
CaixaBank (c)	53,350	4,022
Zardoya Otis S.A. (a) (c)	7,991	6,060

		14,764

Total Rights (Identified Cost $58,927)		26,926

Units—0.0%

Singapore—0.0%
Hutchison Port Holdings Trust (c)	350,000	296,244

Total Units (Identified Cost $346,803)		296,244

Short Term Investments—10.9%

United States—10.9%
Federal Home Loan Bank 0.010%, 08/05/11	$2,025,000	2,024,956
0.010%, 08/17/11	1,000,000	999,941
State Street Navigator Securities Lending Prime Portfolio (e)	84,095,722	84,095,722
U.S. Treasury Bills 0.010%, 08/18/11	1,850,000	1,849,990

Total Short Term Investments (Identified Cost $88,970,609)		88,970,609

Total Investments—109.8% (Identified Cost $837,418,378) (f)		897,311,539
Liabilities in excess of other assets		(80,458,603)

Net Assets—100.0%		$816,852,936

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $80,775,602 and the collateral received consisted of cash in the amount of $84,095,722. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Directors.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $837,348,938. The aggregate unrealized appreciation and depreciation of investments was $157,292,547 and $(97,329,946), respectively, resulting in net unrealized appreciation of $59,962,601 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.

Ten Largest Industries as of June 30, 2011	% of Net Assets
Commercial Banks	11.8
Oil, Gas & Consumable Fuels	7.2
Metals & Mining	6.3
Pharmaceuticals	5.5
Insurance	4.4
Chemicals	3.7
Food Products	3.6
Automobiles	3.6
Diversified Telecommunication Services	3.5
Machinery	2.7

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Net Unrealized Appreciation
MSCI EAFE eMini Index Futures	9/16/2011	50	$4,269,645	$4,289,750	$20,105

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$—	$786,233,790	$—	$786,233,790
Total Exchange Traded Funds*	17,079,760	—	—	17,079,760
Total Preferred Stock*	—	4,704,210	—	4,704,210
Total Units*	—	296,244	—	296,244
Total Rights*	—	26,926	—	26,926
Total Short Term Investments*	84,095,722	4,874,887	—	88,970,609
Total Investments	$101,175,482	$796,136,057	$—	$897,311,539

Futures Contracts**
Futures Contracts (Appreciation)	$20,105	$—	$—	$20,105

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$897,311,539
Cash		15,428
Cash denominated in foreign currencies (c)		2,917,117
Receivable for:
Securities sold		300,546
Fund shares sold		192,239
Accrued interest and dividends		1,751,779
Foreign taxes		669,310
Futures variation margin		64,750

Total Assets		903,222,708
Liabilities
Payable for:
Securities purchased	$757,476
Fund shares redeemed	1,011,285
Foreign taxes	45,318
Collateral for securities loaned	84,095,722
Accrued expenses:
Management fees	195,537
Distribution and service fees	93,370
Deferred directors’ fees	23,537
Other expenses	147,527

Total Liabilities		86,369,772

Net Assets		$816,852,936

Net assets consists of:
Paid in surplus		$774,362,035
Undistributed net investment income		9,841,696
Accumulated net realized losses		(27,339,684)
Unrealized appreciation on investments and foreign currency transactions		59,988,889

Net Assets		$816,852,936

Net Assets
Class A		$345,982,055
Class B		365,012,128
Class E		43,998,592
Class G		61,860,161

Capital Shares (Authorized) Outstanding
Class A (50,000,000)		28,179,328
Class B (50,000,000)		30,209,275
Class E (10,000,000)		3,598,840
Class G (9,000,000)		5,139,997

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.28
Class B		12.08
Class E		12.23
Class G		12.04

(a)	Identified cost of investments was $837,418,378.
(b)	Includes securities on loan with a value of $80,775,602.
(c)	Identified cost of cash denominated in foreign currencies was $2,929,054.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$16,783,707
Interest (b)		683,871

		17,467,578
Expenses
Management fees	$1,188,214
Distribution and service fees—Class B	439,851
Distribution and service fees—Class E	34,545
Distribution and service fees—Class G	83,136
Directors’ fees and expenses	24,547
Custodian and accounting	282,676
Audit and tax services	16,963
Legal	4,513
Shareholder reporting	91,094
Insurance	4,031
Miscellaneous	5,729

Total expenses	2,175,299
Management fee waivers	(20,839)	2,154,460

Net Investment Income		15,313,118

Net Realized and Unrealized Gain
Net realized gain on:
Investments	3,733,425
Futures contracts	226,141
Foreign currency transactions	155,687	4,115,253

Net change in unrealized appreciation on:
Investments	19,569,788
Futures contracts	(10,041)
Foreign currency transactions	6,550	19,566,297

Net realized and unrealized gain		23,681,550

Net Increase in Net Assets From Operations		$38,994,668

(a)	Net of foreign taxes of $1,640,964.
(b)	Includes net income on securities loaned of $681,170.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,313,118	$16,751,626
Net realized gain (loss)	4,115,253	(1,120,623)
Net change in unrealized appreciation	19,566,297	42,333,079

Increase in net assets from operations	38,994,668	57,964,082

From Distributions to Shareholders
Net investment income
Class A	(7,978,686)	(8,711,146)
Class B	(7,580,564)	(7,352,709)
Class E	(1,000,619)	(1,271,975)
Class G	(1,230,947)	(507,830)

Total distributions	(17,790,816)	(17,843,660)

Increase in net assets from capital share transactions	30,842,172	46,461,033

Total increase in net assets	52,046,024	86,581,455

Net Assets
Beginning of the period	764,806,912	678,225,457

End of the period	$816,852,936	$764,806,912

Undistributed Net Investment Income
End of the period	$9,841,696	$12,319,394

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,296,492	$28,457,255	3,103,015	$33,996,965
Reinvestments	645,525	7,978,686	772,265	8,711,146
Redemptions	(2,610,213)	(32,147,728)	(5,532,909)	(60,459,199)

Net increase (decrease)	331,804	$4,288,213	(1,657,629)	$(17,751,088)

Class B
Sales	2,002,130	$24,103,888	5,561,821	$59,161,087
Reinvestments	622,889	7,580,564	661,810	7,352,709
Redemptions	(1,270,083)	(15,334,769)	(2,472,226)	(26,724,069)

Net increase	1,354,936	$16,349,683	3,751,405	$39,789,727

Class E
Sales	157,130	$1,921,923	426,419	$4,573,644
Reinvestments	81,285	1,000,619	113,165	1,271,975
Redemptions	(665,593)	(8,136,918)	(1,009,606)	(11,138,076)

Net decrease	(427,178)	$(5,214,376)	(470,022)	$(5,292,457)

Class G
Sales	1,559,093	$18,779,487	3,228,449	$34,848,353
Reinvestments	101,563	1,230,947	45,874	507,830
Redemptions	(384,464)	(4,591,782)	(543,683)	(5,641,332)

Net increase	1,276,192	$15,418,652	2,730,640	$29,714,851

Increase derived from capital share transactions		$30,842,172		$46,461,033

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.95		$11.34	$9.36	$17.19	$16.00	$12.95

Income (Loss) From Investment Operations
Net investment income (a)	0.24		0.28	0.28	0.46	0.46	0.35
Net realized and unrealized gain (loss) on investments	0.38		0.63	2.20	(7.31)	1.26	2.95

Total from investment operations	0.62		0.91	2.48	(6.85)	1.72	3.30

Less Distributions
Distributions from net investment income	(0.29)		(0.30)	(0.43)	(0.41)	(0.35)	(0.25)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.29)		(0.30)	(0.50)	(0.98)	(0.53)	(0.25)

Net Asset Value, End of Period	$12.28		$11.95	$11.34	$9.36	$17.19	$16.00

Total Return (%)	5.14	(b)	8.19	28.67	(42.08)	10.82	25.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.41	(c)	0.41	0.44	0.42	0.41	0.50
Net ratio of expenses to average net assets (%) (d)	0.40	(c)	0.40	0.43	0.41	0.41	0.49
Ratio of net investment income to average net assets (%)	4.01	(c)	2.59	2.87	3.44	2.69	2.46
Portfolio turnover rate (%)	12	(c)	11	13	15	24	18
Net assets, end of period (in millions)	$345.98		$332.68	$334.62	$269.72	$511.80	$320.85

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.75		$11.16	$9.21	$16.92	$15.76	$12.76

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.25	0.25	0.42	0.41	0.31
Net realized and unrealized gain (loss) on investments	0.37		0.62	2.16	(7.19)	1.23	2.91

Total from investment operations	0.59		0.87	2.41	(6.77)	1.64	3.22

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.39)	(0.37)	(0.30)	(0.22)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.26)		(0.28)	(0.46)	(0.94)	(0.48)	(0.22)

Net Asset Value, End of Period	$12.08		$11.75	$11.16	$9.21	$16.92	$15.76

Total Return (%)	5.00	(b)	7.91	28.29	(42.20)	10.52	25.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(c)	0.66	0.69	0.67	0.66	0.75
Net ratio of expenses to average net assets (%) (d)	0.65	(c)	0.65	0.68	0.66	0.66	0.74
Ratio of net investment income to average net assets (%)	3.76	(c)	2.32	2.60	3.21	2.46	2.18
Portfolio turnover rate (%)	12	(c)	11	13	15	24	18
Net assets, end of period (in millions)	$365.01		$339.04	$280.23	$196.04	$297.90	$231.04

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.89		$11.29	$9.31	$17.11	$15.93	$12.90

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.27	0.27	0.44	0.43	0.33
Net realized and unrealized gain (loss) on investments	0.38		0.62	2.19	(7.28)	1.25	2.94

Total from investment operations	0.61		0.89	2.46	(6.84)	1.68	3.27

Less Distributions
Distributions from net investment income	(0.27)		(0.29)	(0.41)	(0.39)	(0.32)	(0.24)
Distributions from net realized capital gains	0.00		0.00	(0.07)	(0.57)	(0.18)	0.00

Total distributions	(0.27)		(0.29)	(0.48)	(0.96)	(0.50)	(0.24)

Net Asset Value, End of Period	$12.23		$11.89	$11.29	$9.31	$17.11	$15.93

Total Return (%)	5.12	(b)	8.00	28.51	(42.16)	10.58	25.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(c)	0.56	0.59	0.57	0.56	0.65
Net ratio of expenses to average net assets (%) (d)	0.55	(c)	0.55	0.58	0.56	0.56	0.64
Ratio of net investment income to average net assets (%)	3.78	(c)	2.45	2.77	3.31	2.57	2.32
Portfolio turnover rate (%)	12	(c)	11	13	15	24	18
Net assets, end of period (in millions)	$44.00		$47.87	$50.77	$45.70	$84.40	$82.84

	Class G
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(e)
Net Asset Value, Beginning of Period	$11.70		$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.23	0.10
Net realized and unrealized gain on investments	0.36		0.62	3.09

Total from investment operations	0.59		0.85	3.19

Less Distributions
Distributions from net investment income	(0.25)		(0.27)	0.00

Total distributions	(0.25)		(0.27)	0.00

Net Asset Value, End of Period	$12.04		$11.70	$11.12

Total Return (%)	5.06	(b)	7.76	40.23	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(c)	0.71	0.74	(c)
Net ratio of expenses to average net assets (%) (d)	0.70	(c)	0.70	0.73	(c)
Ratio of net investment income to average net assets (%)	3.86	(c)	2.16	1.32	(c)
Portfolio turnover rate (%)	12	(c)	11	13
Net assets, end of period (in millions)	$61.86		$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Portfolio Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2011 were $1,188,214.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	On the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2011 were $122,470.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1.0 billion
0.010%	Of the next $1.0 billion
0.015%	On amounts over $2.0 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$73,428,909	$0	$46,353,074

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2011, the unrealized appreciation on open equity index futures contracts was $20,105. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $226,141 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $(10,041) which is shown under net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$17,843,660	$23,241,103	$—	$3,829,271	$—	$—	$17,843,660	$27,070,374

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Capital Term Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,651,364	$—	$30,615,973	$(26,531,041)	$21,736,296

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had capital loss carryforwards of $23,421,712 expiring on December 31, 2017 and $3,109,329 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$432,129

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-25

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 10.81%, 10.67%, and 10.70%, respectively, compared to its benchmark, the Russell 2000 Value Index1, which returned 3.77%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market generated impressive results in the first couple of months of the year, driven by generally better-than-expected corporate profits, signs that the economic recovery was continuing, and accommodative fiscal and monetary policy. However, by the end of the period, a number of factors conspired to drag down the market, including decelerating economic growth, tepid consumer spending, and an escalation of the European sovereign debt crisis. Against this backdrop, investor risk appetite was largely replaced with risk aversion. The Russell 2000 Value Index appreciated modestly during the period, driven by solid performance in the Healthcare, Energy, Utilities, and Consumer Staples sectors and lackluster performance from the Financial, Industrials, and Consumer Discretionary sectors.

In contrast to much of 2010, when the market was led by lower-quality, more speculative issues, higher quality/less speculative companies (companies with higher than average profitability, greater than $5 stock prices and $500 million in market cap, and lower Betas vs. the overall market) outperformed in the first half of 2011. The higher quality rally was supportive of our investment approach, as we emphasized companies with better visibility and less volatile business models.

From an economic perspective, incoming data pointed to moderating growth. Consumer spending, which accounts for approximately 70% of gross domestic product (GDP), has been uninspiring at best. During the second quarter, the Commerce Department reported that consumer spending rose a mere 0.3% in April and was flat in May. We feel this was due, in part, to continued high food and oil prices, which served to limit discretionary purchases.

Another headwind facing the economy has been elevated unemployment, which has generally exceeded 9% over the last two years. The Federal Reserve Board (the Fed) expects the labor market to remain weak, as its current forecast is for unemployment to be between 7.8% and 8.2% at the end of 2012. There was also little to cheer about in the housing market. Despite relatively low mortgage rates and the Fed’s efforts to push rates lower, sales of existing homes continued to weaken. In addition, the long hoped for bottoming in terms of home prices has yet to materialize. Given the large supply of unsold homes on the market, as well as potential foreclosures, it’s difficult to gauge when the housing market will again positively contribute to GDP.

PORTFOLIO REVIEW/CURRENT POSITIONING

Given our expectations for fairly tepid economic growth and a host of uncertainties around the globe, including the debt crisis in Europe and numerous geopolitical conflicts, we felt it was prudent to maintain our cautious investment approach during the period.

Looking more closely at the last six months, the Portfolio’s outperformance was equally driven by solid stock and sector selection. A common theme in terms of our successful stock selection was owning higher quality companies. In addition, our cautious approach called for focusing on less cyclical companies that we felt would not be as adversely impacted by a slower growth environment. The Portfolio’s relatively strong performing companies were diversified among a variety of areas, with the strongest stock selection coming from the Industrials, Energy, and Information Technology sectors. The top two contributors to performance were Energy companies CARBO Ceramics and Cabot Oil & Gas. CARBO Ceramics benefitted as sales continued to run above expectations and the company began to raise prices, resulting in much better earnings than expected. Cabot Oil & Gas performed well given improving investor sentiment for natural gas producers. The company also benefited as it posted very strong quarterly results, driven by its Marcellus drilling and production results that surpassed expectations. Information Technology holding GT Solar International also produced strong returns as sales of LED equipment were much better than expected. We also experienced success by owning more defensive companies within the Consumer Discretionary and Materials sectors. In contrast, Portfolio holdings in Healthcare and Financials underperformed those of the benchmark and detracted from results, mostly due to company-specific issues, although the Portfolio was aided by Healthcare holding American Medical Systems Holdings, which was acquired by Endo Pharmaceuticals during the period.

From a sector positioning perspective, our longtime overweight in Healthcare and Energy and underweight in Financials contributed to performance. Within the Financials sector of the benchmark, Real Estate Investment Trusts contributed positively, but we did not have exposure to this area during the period, which detracted modestly from overall results. Elsewhere, an overweight in Industrials and underweight in Utilities were not rewarded. Our Consumer Staples overweight was beneficial, as this defensive sector posted a solid positive gain during the period.

Given the many uncertainties in the U.S. and abroad, we maintained a cautious stance and emphasized high quality companies with consistent track records of generating strong results in a variety of economic environments.

Judith Vale

Robert D’Alelio

Michael Bowyer

Brett Reiner

Portfolio Managers

Neuberger Berman Management LLC

MSF-1

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	10.81	38.90	0.04	3.89
Class B	10.67	38.49	-0.20	3.60
Class E	10.70	38.68	-0.10	3.74
Russell 2000 Value Index	3.77	31.35	2.24	7.53

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Aptargroup, Inc.	2.7
Church & Dwight Co., Inc.	2.5
Solera Holdings, Inc.	2.3
CARBO Ceramics, Inc.	2.2
CLARCOR, Inc.	1.8
MICROS Systems, Inc.	1.8
SM Energy Co.	1.7
Concho Resources, Inc.	1.7
Ruddick Corp.	1.6
Wabtec Corp.	1.6

Top Sectors

% of Net Assets
Industrials	20.6
Energy	15.0
Health Care	14.0
Information Technology	11.5
Materials	10.0
Financials	7.8
Consumer Staples	6.9
Consumer Discretionary	6.7
Cash & Equivalents	4.6
Utilities	2.9

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.85%	$1,000.00	$1,108.10	$4.44
	Hypothetical*	0.85%	$1,000.00	$1,020.52	$4.26

Class B(a)	Actual	1.10%	$1,000.00	$1,106.70	$5.75
	Hypothetical*	1.10%	$1,000.00	$1,019.27	$5.51

Class E(a)	Actual	1.00%	$1,000.00	$1,107.00	$5.22
	Hypothetical*	1.00%	$1,000.00	$1,019.77	$5.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—95.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
Alliant Techsystems, Inc. (a)	81,000	$5,777,730
American Science & Engineering, Inc.	29,513	2,361,040

		8,138,770

Air Freight & Logistics—0.5%
Forward Air Corp.	174,453	5,894,767

Auto Components—0.7%
Gentex Corp.	283,500	8,570,205

Beverages—0.7%
Boston Beer Co., Inc. (a)	88,772	7,953,971

Capital Markets—0.6%
Eaton Vance Corp.	115,700	3,497,611
Greenhill & Co., Inc.	64,503	3,471,551

		6,969,162

Chemicals—4.3%
Balchem Corp.	215,250	9,423,645
Hawkins, Inc.	82,000	2,970,040
Intrepid Potash, Inc. (a)	492,900	16,019,250
LSB Industries, Inc. (a)	241,452	10,363,120
NewMarket Corp.	17,317	2,956,185
Sensient Technologies Corp.	225,741	8,368,219

		50,100,459

Commercial Banks—3.4%
Bank of Hawaii Corp.	192,700	8,964,404
BOK Financial Corp.	103,600	5,674,172
Cullen/Frost Bankers, Inc.	177,200	10,073,820
First Financial Bankshares, Inc.	138,541	4,772,737
Westamerica Bancorp (b)	192,500	9,480,625

		38,965,758

Commercial Services & Supplies—5.0%
Copart, Inc. (a)	264,900	12,344,340
Healthcare Services Group, Inc.	525,434	8,538,303
Ritchie Bros. Auctioneers, Inc. (b)	378,913	10,416,318
Rollins, Inc.	682,113	13,901,463
United Stationers, Inc.	348,808	12,358,267

		57,558,691

Construction & Engineering—0.3%
Layne Christensen Co. (a)	109,594	3,325,082

Containers & Packaging—3.4%
Aptargroup, Inc.	604,354	31,631,888
Silgan Holdings, Inc.	171,400	7,022,258

		38,654,146

Diversified Consumer Services—1.8%
Capella Education Co. (a)	90,900	3,804,165
Hillenbrand, Inc.	234,969	5,557,017

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Matthews International Corp.	128,100	$5,143,215
Strayer Education, Inc.	48,900	6,180,471

		20,684,868

Diversified Financial Services—0.3%
Pico Holdings, Inc. (a)	134,487	3,900,123

Electronic Equipment, Instruments & Components—1.0%
Trimble Navigation, Ltd. (a)	284,030	11,258,949

Energy Equipment & Services—5.5%
CARBO Ceramics, Inc.	156,300	25,469,085
Lufkin Industries, Inc.	150,600	12,959,130
Natural Gas Services Group, Inc. (a)	218,688	3,533,998
Oceaneering International, Inc.	438,200	17,747,100
Pason Systems, Inc. (CAD)	278,300	4,195,637

		63,904,950

Food & Staples Retailing—1.6%
Ruddick Corp.	433,800	18,887,652

Food Products—2.1%
Darling International, Inc. (a)	413,800	7,324,260
Flowers Foods, Inc.	277,200	6,109,488
J&J Snack Foods Corp.	86,053	4,289,742
Lancaster Colony Corp. (b)	105,000	6,386,100

		24,109,590

Gas Utilities—2.4%
New Jersey Resources Corp. (b)	192,100	8,569,581
Northwest Natural Gas Co.	82,300	3,714,199
Piedmont Natural Gas Co., Inc.	73,800	2,233,188
South Jersey Industries, Inc.	134,700	7,315,557
WGL Holdings, Inc.	136,000	5,234,640

		27,067,165

Health Care Equipment & Supplies—6.3%
Abaxis, Inc. (a)	144,300	3,932,175
DENTSPLY International, Inc.	180,600	6,877,248
Haemonetics Corp. (a)	252,954	16,282,649
IDEXX Laboratories, Inc. (a)	221,900	17,210,564
Immucor, Inc. (a)	250,100	5,107,042
Meridian Bioscience, Inc.	247,900	5,976,869
Sirona Dental Systems, Inc. (a)	203,500	10,805,850
West Pharmaceutical Services, Inc. (b)	157,600	6,896,576

		73,088,973

Health Care Providers & Services—4.7%
AmSurg Corp. (a)	217,642	5,686,985
Henry Schein, Inc. (a)	226,500	16,215,135
Landauer, Inc. (b)	74,072	4,562,095
MWI Veterinary Supply, Inc. (a)	106,069	8,567,193
Patterson Cos., Inc.	272,700	8,969,103
PSS World Medical, Inc. (a)	277,863	7,782,943
VCA Antech, Inc. (a)	136,800	2,900,160

		54,683,614

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—0.8%
Quality Systems, Inc.	108,497	$9,471,788

Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	249,100	6,092,986

Household Durables—0.3%
Leggett & Platt, Inc.	115,000	2,803,700

Household Products—2.5%
Church & Dwight Co., Inc.	716,800	29,059,072

Industrial Conglomerates—0.7%
Raven Industries, Inc.	143,537	7,996,446

Insurance—3.2%
Harleysville Group, Inc.	168,377	5,248,311
HCC Insurance Holdings, Inc.	141,900	4,469,850
RenaissanceRe Holdings, Ltd.	93,900	6,568,305
RLI Corp.	123,870	7,670,031
Safety Insurance Group, Inc.	113,800	4,784,152
The Hanover Insurance Group, Inc.	97,400	3,672,954
Validus Holdings, Ltd.	156,700	4,849,865

		37,263,468

IT Services—1.9%
Forrester Research, Inc. (a)	157,832	5,202,143
Mantech International Corp. (a)	213,946	9,503,481
NCI, Inc. (a)	159,087	3,614,457
Syntel, Inc.	68,000	4,020,160

		22,340,241

Leisure Equipment & Products—1.1%
Polaris Industries, Inc.	117,349	13,045,688

Life Sciences Tools & Services—2.1%
ICON plc (ADR) (a)	402,100	9,473,476
Pharmaceutical Product Development, Inc.	353,300	9,482,572
Techne Corp.	66,000	5,502,420

		24,458,468

Machinery—11.9%
AG Growth International, Inc.	111,800	5,311,596
Badger Meter, Inc.	160,768	5,946,808
Chart Industries, Inc. (a)	145,300	7,843,294
CLARCOR, Inc.	450,270	21,288,766
Donaldson Co., Inc.	253,100	15,358,108
Douglas Dynamics, Inc.	193,600	3,056,944
Graco, Inc.	126,800	6,423,688
Joy Global, Inc.	79,400	7,562,056
Lincoln Electric Holdings, Inc.	168,078	6,025,596
Nordson Corp.	264,862	14,527,681
Robbins & Myers, Inc.	157,200	8,308,020
Toro Co.	78,600	4,755,300
Valmont Industries, Inc.	124,000	11,952,360
Wabtec Corp.	280,200	18,414,744

		136,774,961

Security Description	Shares	Value*

Metals & Mining—2.4%
Alamos Gold, Inc. (CAD)	435,300	$7,182,450
Compass Minerals International, Inc.	155,500	13,383,885
Major Drilling Group International, Inc.	496,200	6,587,353

		27,153,688

Office Electronics—0.9%
Zebra Technologies Corp. (Class A) (a)	246,042	10,375,591

Oil, Gas & Consumable Fuels—9.5%
Brigham Exploration Co. (a)	189,700	5,677,721
Cabot Oil & Gas Corp.	213,500	14,157,185
Concho Resources, Inc. (a)	209,100	19,205,835
Denbury Resources, Inc. (a)	431,500	8,630,000
Gulfport Energy Corp. (a)	187,500	5,566,875
Kodiak Oil & Gas Corp. (a)	171,000	986,670
Northern Oil & Gas, Inc. (a)	280,400	6,210,860
Oasis Petroleum, Inc. (a)	161,100	4,781,448
Petrobank Energy & Resources, Ltd. (a)	186,800	2,742,224
Petrominerales, Ltd.	134,693	3,934,383
Resolute Energy Corp. (a)	452,306	7,309,265
SM Energy Co.	262,900	19,317,892
Southwestern Energy Co. (a)	264,600	11,346,048

		109,866,406

Professional Services—0.5%
Exponent, Inc. (a) (b)	143,807	6,257,043

Road & Rail—0.2%
Genesee & Wyoming, Inc. (a)	28,900	1,694,696

Semiconductors & Semiconductor Equipment—1.3%
GT Solar International, Inc. (a)	687,500	11,137,500
Hittite Microwave Corp. (a)	64,406	3,987,375

		15,124,875

Software—6.4%
Blackbaud, Inc.	364,858	10,113,864
FactSet Research Systems, Inc.	115,900	11,858,888
Jack Henry & Associates, Inc.	157,000	4,711,570
MICROS Systems, Inc. (a)	417,932	20,775,399
Solera Holdings, Inc.	446,500	26,414,940

		73,874,661

Specialty Retail—2.2%
Hibbett Sports, Inc. (a)	202,400	8,239,704
Sally Beauty Holdings, Inc. (a)	214,900	3,674,790
Tractor Supply Co.	203,800	13,630,144

		25,544,638

Thrifts & Mortgage Finance—0.3%
Brookline Bancorp, Inc. (b)	327,500	3,035,925

Trading Companies & Distributors—0.9%
Applied Industrial Technologies, Inc.	94,000	3,347,340
MSC Industrial Direct Co.	98,100	6,505,011

		9,852,351

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Water Utilities—0.5%
American States Water Co.	63,000	$2,183,580
Aqua America, Inc.	172,200	3,784,956

		5,968,536

Total Common Stock (Identified Cost $889,316,885)		1,101,772,123

Short Term Investments—6.1%

Mutual Funds—1.4%
State Street Navigator Securities Lending Prime Portfolio (c)	16,035,423	16,035,423

Repurchase Agreement—4.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $53,874,015 on 07/01/11, collateralized by $54,545,000 Federal Home Loan Mortgage Corp. due 08/18/20 with a value of $54,954,088.	$53,874,000	53,874,000

Total Short Term Investments (Identified Cost $69,909,423)		69,909,423

Total Investments—101.5% (Identified Cost $959,226,308) (d)		1,171,681,546
Liabilities in excess of other assets		(16,861,203)

Net Assets—100.0%		$1,154,820,343

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $15,907,787 and the collateral received consisted of cash in the amount of $16,035,423. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $959,226,308. The aggregate unrealized appreciation and depreciation of investments was $238,332,009 and $(25,876,771), respectively, resulting in net unrealized appreciation of $212,455,238 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,101,772,123	$—	$—	$1,101,772,123
Short Term Investments
Mutual Funds	16,035,423	—	—	16,035,423
Repurchase Agreement	—	53,874,000	—	53,874,000
Total Short Term Investments	16,035,423	53,874,000	—	69,909,423
Total Investments	$1,117,807,546	$53,874,000	$—	$1,171,681,546

*	See Schedule of Investments for additional detailed categorizations.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,171,681,546
Cash		1,565
Cash denominated in foreign currencies (c)		19,711
Receivable for:
Fund shares sold		221,876
Accrued interest and dividends		620,503

Total Assets		1,172,545,201
Liabilities
Payable for:
Fund shares redeemed	$754,135
Foreign taxes	13,890
Collateral for securities loaned	16,035,423
Accrued expenses:
Management fees	738,147
Distribution and service fees	39,177
Deferred directors’ fees	23,537
Other expenses	120,549

Total Liabilities		17,724,858

Net Assets		$1,154,820,343

Net assets consists of:
Paid in surplus		$1,203,848,493
Undistributed net investment income		1,260,640
Accumulated net realized losses		(262,744,693)
Unrealized appreciation on investments and foreign currency transactions		212,455,903

Net Assets		$1,154,820,343

Net Assets
Class A		$913,730,352
Class B		129,100,946
Class E		111,989,045

Capital Shares (Authorized) Outstanding
Class A (115,000,000)		72,394,277
Class B (20,000,000)		10,377,940
Class E (20,000,000)		8,965,267

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.62
Class B		12.44
Class E		12.49

(a)	Identified cost of investments was $959,226,308.
(b)	Includes securities on loan with a value of $15,907,787.
(c)	Identified cost of cash denominated in foreign currencies was $19,584.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$5,749,492
Interest (b)		338,870

		6,088,362
Expenses
Management fees	$4,280,801
Distribution and service fees—Class B	157,306
Distribution and service fees—Class E	84,714
Directors’ fees and expenses	24,547
Custodian and accounting	44,646
Audit and tax services	16,626
Legal	6,218
Shareholder reporting	101,888
Insurance	5,094
Miscellaneous	10,887

Total expenses	4,732,727
Less broker commission recapture	(12,900)
Management fee waivers	(61,986)	4,657,841

Net Investment Income		1,430,521

Net Realized and Unrealized Gain
Net realized gain on:
Investments	14,061,100
Futures contracts	67,862
Foreign currency transactions	1,532	14,130,494

Net change in unrealized appreciation on:
Investments	85,612,701
Foreign currency transactions	401	85,613,102

Net realized and unrealized gain		99,743,596

Net Increase in Net Assets From Operations		$101,174,117

(a)	Net of foreign taxes of $39,927.
(b)	Includes net income on securities loaned of $336,788.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,430,521	$7,032,044
Net realized gain	14,130,494	39,960,605
Net change in unrealized appreciation	85,613,102	90,434,618

Increase in net assets from operations	101,174,117	137,427,267

From Distributions to Shareholders
Net investment income
Class A	(5,675,344)	(1,350,687)
Class B	(682,898)	(339,987)
Class E	(687,940)	(420,408)

Total distributions	(7,046,182)	(2,111,082)

Increase in net assets from capital share transactions	96,555,805	347,393,362

Total increase in net assets	190,683,740	482,709,547

Net Assets
Beginning of the period	964,136,603	481,427,056

End of the period	$1,154,820,343	$964,136,603

Undistributed Net Investment Income
End of the period	$1,260,640	$6,876,301

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	19,440,843	$248,261,982	40,773,994	$421,939,829
Reinvestments	451,858	5,675,344	130,627	1,350,687
Redemptions	(11,097,459)	(140,919,127)	(5,164,072)	(51,051,595)

Net increase	8,795,242	$113,018,199	35,740,549	$372,238,921

Class B
Sales	329,136	$3,957,123	683,788	$6,700,231
Reinvestments	55,117	682,898	33,299	339,987
Redemptions	(829,740)	(9,948,567)	(1,543,448)	(15,132,536)

Net decrease	(445,487)	$(5,308,546)	(826,361)	$(8,092,318)

Class E
Sales	332,925	$4,024,428	436,267	$4,308,475
Reinvestments	55,301	687,940	41,055	420,408
Redemptions	(1,311,494)	(15,866,216)	(2,170,427)	(21,482,124)

Net decrease	(923,268)	$(11,153,848)	(1,693,105)	$(16,753,241)

Increase derived from capital share transactions		$96,555,805		$347,393,362

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.47		$9.48	$8.48	$15.17	$17.74	$18.55

Income (Loss) From Investment Operations
Net investment income	0.02	(a)	0.11 (a)	0.06 (a)	0.09 (a)	0.10 (a)	0.08
Net realized and unrealized gain (loss) on investments	1.22		1.93	1.03	(5.46)	(0.55)	2.84

Total from investment operations	1.24		2.04	1.09	(5.37)	(0.45)	2.92

Less Distributions
Distributions from net investment income	(0.09)		(0.05)	(0.09)	(0.07)	(0.05)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.09)		(0.05)	(0.09)	(1.32)	(2.12)	(3.73)

Net Asset Value, End of Period	$12.62		$11.47	$9.48	$8.48	$15.17	$17.74

Total Return (%)	10.81	(b)	21.58	13.15	(38.40)	(3.45)	16.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(c)	0.89	0.94	0.89	0.88	0.89
Net ratio of expenses to average net assets (%) (d)	0.85	(c)	0.88	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.32	(c)	1.09	0.67	0.79	0.62	0.48
Portfolio turnover rate (%)	13	(c)	84	219	184	121	141
Net assets, end of period (in millions)	$913.73		$729.61	$264.01	$260.77	$509.33	$609.88

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.30		$9.34	$8.35	$14.95	$17.51	$18.35

Income (Loss) From Investment Operations
Net investment income	0.00	(a)(e)	0.06 (a)	0.03 (a)	0.06 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	1.21		1.93	1.03	(5.38)	(0.54)	2.81

Total from investment operations	1.21		1.99	1.06	(5.32)	(0.48)	2.85

Less Distributions
Distributions from net investment income	(0.07)		(0.03)	(0.07)	(0.03)	(0.01)	(0.02)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.07)		(0.03)	(0.07)	(1.28)	(2.08)	(3.69)

Net Asset Value, End of Period	$12.44		$11.30	$9.34	$8.35	$14.95	$17.51

Total Return (%)	10.67	(b)	21.34	12.84	(38.55)	(3.69)	16.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(c)	1.14	1.19	1.14	1.13	1.14
Net ratio of expenses to average net assets (%) (d)	1.10	(c)	1.13	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.07	(c)	0.64	0.42	0.55	0.39	0.26
Portfolio turnover rate (%)	13	(c)	84	219	184	121	141
Net assets, end of period (in millions)	$129.10		$122.31	$108.81	$96.61	$171.14	$169.00

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.35		$9.38	$8.39	$15.01	$17.58	$18.41

Income (Loss) From Investment Operations
Net investment income	0.01	(a)	0.07 (a)	0.04 (a)	0.08 (a)	0.08 (a)	0.06
Net realized and unrealized gain (loss) on investments	1.20		1.94	1.03	(5.41)	(0.55)	2.82

Total from investment operations	1.21		2.01	1.07	(5.33)	(0.47)	2.88

Less Distributions
Distributions from net investment income	(0.07)		(0.04)	(0.08)	(0.04)	(0.03)	(0.04)
Distributions from net realized capital gains	0.00		0.00	0.00	(1.25)	(2.07)	(3.67)

Total distributions	(0.07)		(0.04)	(0.08)	(1.29)	(2.10)	(3.71)

Net Asset Value, End of Period	$12.49		$11.35	$9.38	$8.39	$15.01	$17.58

Total Return (%)	10.70	(b)	21.45	12.92	(38.50)	(3.58)	16.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(c)	1.04	1.09	1.04	1.03	1.04
Net ratio of expenses to average net assets (%) (d)	1.00	(c)	1.03	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.17	(c)	0.71	0.52	0.64	0.47	0.32
Portfolio turnover rate (%)	13	(c)	84	219	184	121	141
Net assets, end of period (in millions)	$111.99		$112.23	$108.61	$104.69	$207.44	$252.71

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Genesis Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$4,280,801	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.025%	First $500 million

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$139,032,203	$0	$64,645,671

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and closed $36,608,406 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $67,862 which are shown under net realized gain on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$2,111,082	$4,458,242	$—	$—	$—	$—	$2,111,082	$4,458,242

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,893,418	$—	$126,462,502	$(276,494,888)	$(143,138,968)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,521,199	$154,973,689	$276,494,888

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnifications obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15,

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Neuberger Berman Mid Cap Value Portfolio returned 5.95%, 5.80%, and 5.89%, respectively, compared to its benchmark, the Russell Midcap Value Index1, which returned 6.69%.

MARKET ENVIRONMENT/CONDITIONS

The Russell Midcap Value Index rose 6.69% during the first six months of 2011. But this increase belied the significant volatility that occurred in the equity markets during the period. After a sharp sell-off in March followed by an equally sharp recovery in April, stocks sold off again into early June due to political and economic concerns regarding the Greek financial crisis and possible follow-through to other European economies, signs of a flagging U.S. economic recovery, slowing conditions in China, and spreading Middle East unrest and the ensuing spike in crude oil prices. A late June rally triggered in part by the Greek government’s approval of an European Union austerity program and retreating oil prices helped stocks regain most of the lost ground.

PORTFOLIO REVIEW/CURRENT POSITIONING

Information Technology sector investments had the most negative impact on relative performance. Lender Processing Services, which provides technology and services for banks’ mortgage operations, performed particularly poorly as earnings disappointed due at first to uncertainty regarding housing foreclosures and then due to continued shutdown of the foreclosure process. Lam Research, a supplier of equipment and services to the semiconductor industry, retreated due to disappointing earnings guidance. Avnet, a distributor of electronic and technology products, lagged on concerns of softening order trends. Holdings in the Energy sector also penalized relative returns. Newfield Exploration and Ship Finance International were the biggest negative contributors. The Portfolio remained overweight Energy because we believed tightening demand/supply conditions would continue to support high crude oil prices which should benefit energy companies’ earnings and cash flow.

Driven in part by the strong returns from managed care companies such as Coventry and Cigna, Healthcare sector investments had the most positive impact on relative performance. Another positive contributor within Healthcare was Shire plc, which benefited from upward earnings revisions due to strength in both its core ADHD franchise and newer biotech products. Drug distributor AmerisourceBergen, another strong contributor, is perceived to be a major beneficiary of the coming wave of branded drugs coming off patents. Industrials, another area of strength in the Portfolio, benefited from strength in Owens Corning on healthy roofing and composites results, and from Chicago Bridge & Iron on expectations of strong orders. Utilities have been primary beneficiaries of low interest rates and investors’ migration into more defensive sectors. This is largely responsible for the strong relative returns from Utilities sector holdings such as CenterPoint Energy.

During the six-month period, there was not any significant changes to the Portfolio’s sector allocations. At June 30, 2011, the Portfolio’s principle relative overweights were in Energy and Healthcare. The Portfolio’s most substantial relative underweights were in Financials and Consumer Staples. Our primary focus remained on identifying individual stocks in all sectors that were trading at compelling discounts to normalized earnings.

S. Basu Mullick

Portfolio Manager

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Mid Cap Value Portfolio
Class A	5.95	38.05	3.32	7.23
Class B	5.80	37.66	3.08	6.96
Class E	5.89	37.85	3.18	7.10
Russell Midcap Value Index	6.69	34.28	4.01	8.42

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Moody’s Corp.	2.9
Owens Corning	2.1
The McGraw-Hill Cos., Inc.	1.9
Avnet, Inc.	1.9
Macy’s, Inc.	1.8
Lincoln National Corp.	1.8
Coventry Health Care, Inc.	1.8
CIGNA Corp.	1.8
Invesco, Ltd.	1.8
Fifth Third Bancorp	1.7

Top Sectors

% of Net Assets
Financials	26.3
Consumer Discretionary	14.7
Industrials	12.2
Energy	11.7
Health Care	9.6
Utilities	9.1
Information Technology	7.3
Materials	4.5
Consumer Staples	2.5
Cash & Equivalents	2.1

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.69%	$1,000.00	$1,059.50	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.33	$3.46

Class B	Actual	0.94%	$1,000.00	$1,058.00	$4.80
	Hypothetical*	0.94%	$1,000.00	$1,020.07	$4.71

Class E	Actual	0.84%	$1,000.00	$1,058.90	$4.29
	Hypothetical*	0.84%	$1,000.00	$1,020.57	$4.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Embraer S.A. (ADR) (a)	239,400	$7,368,732
Spirit Aerosystems Holdings, Inc. (b)	396,350	8,719,700

		16,088,432

Auto Components—3.3%
Lear Corp. (b)	239,100	12,787,068
WABCO Holdings, Inc.	177,100	12,230,526

		25,017,594

Automobiles—0.8%
Harley-Davidson, Inc.	146,300	5,993,911

Beverages—1.1%
Dr. Pepper Snapple Group, Inc. (a)	198,200	8,310,526

Building Products—2.9%
Masco Corp. (a)	530,400	6,380,712
Owens Corning (a) (b)	421,800	15,754,230

		22,134,942

Capital Markets—1.8%
Invesco, Ltd.	569,000	13,314,600

Commercial Banks—8.4%
Fifth Third Bancorp	1,010,500	12,883,875
First Horizon National Corp. (a) (b)	480,265	4,581,728
Huntington Bancshares, Inc. (a)	1,307,100	8,574,576
KeyCorp	282,700	2,354,891
Regions Financial Corp.	1,321,136	8,191,043
SunTrust Banks, Inc.	479,600	12,373,680
Synovus Financial Corp. (a)	1,707,700	3,552,016
Zions Bancorp (a)	464,900	11,162,249

		63,674,058

Construction & Engineering—1.3%
Chicago Bridge & Iron Co., NV	259,600	10,098,440

Containers & Packaging—1.3%
Temple-Inland, Inc.	336,800	10,016,432

Diversified Financial Services—2.9%
Moody’s Corp. (a)	574,200	22,020,570

Electric Utilities—2.9%
DPL, Inc. (a)	338,500	10,209,160
NV Energy, Inc.	785,300	12,054,355

		22,263,515

Electrical Equipment—0.8%
General Cable Corp. (a) (b)	142,905	6,084,895

Electronic Equipment, Instruments & Components—3.2%
Anixter International, Inc. (a) (b)	152,200	9,944,748
Avnet, Inc. (b)	445,800	14,212,104

		24,156,852

Security Description	Shares	Value*

Energy Equipment & Services—3.4%
Complete Production Services, Inc. (b)	271,688	$9,063,512
National Oilwell Varco, Inc.	123,400	9,651,114
Oceaneering International, Inc.	180,200	7,298,100

		26,012,726

Food Products—0.3%
The J. M. Smucker Co.	26,800	2,048,592

Gas Utilities—0.9%
Questar Corp. (a)	386,500	6,844,915

Health Care Providers & Services—7.9%
Aetna, Inc.	198,200	8,738,638
AmerisourceBergen Corp.	293,900	12,167,460
CIGNA Corp.	260,200	13,382,086
Coventry Health Care, Inc. (b)	372,550	13,586,899
Mednax, Inc. (b)	169,200	12,214,548

		60,089,631

Household Durables—3.6%
KB Home (a)	603,500	5,902,230
Newell Rubbermaid, Inc.	281,600	4,443,648
NVR, Inc. (b)	10,600	7,690,088
Whirlpool Corp. (a)	112,304	9,132,561

		27,168,527

Household Products—1.1%
Energizer Holdings, Inc. (a) (b)	120,926	8,750,205

Industrial Conglomerates—1.1%
McDermott International, Inc. (b)	413,500	8,191,435

Insurance—9.1%
Assurant, Inc.	336,860	12,217,912
Lincoln National Corp. (a)	479,197	13,652,323
PartnerRe, Ltd.	96,814	6,665,644
Principal Financial Group, Inc.	413,600	12,581,712
StanCorp Financial Group, Inc. (a)	173,000	7,298,870
The Progressive Corp.	280,900	6,005,642
W.R. Berkley Corp. (a)	312,350	10,132,634

		68,554,737

IT Services—1.5%
Lender Processing Services, Inc. (a)	547,192	11,441,785

Machinery—3.4%
AGCO Corp. (b)	160,800	7,937,088
Ingersoll-Rand plc (a)	234,000	10,625,940
Terex Corp. (a)	243,900	6,938,955

		25,501,983

Media—2.1%
Cablevision Systems Corp. (Class A)	55,246	2,000,458
The McGraw-Hill Cos., Inc.	339,700	14,236,827

		16,237,285

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—3.2%
Cliffs Natural Resources, Inc. (a)	102,600	$9,485,370
Teck Resources, Ltd. (b)	211,400	10,726,436
United States Steel Corp. (a)	85,300	3,927,212

		24,139,018

Multi-Utilities—5.3%
Alliant Energy Corp.	271,600	11,043,256
CenterPoint Energy, Inc.	581,595	11,253,863
CMS Energy Corp. (a)	513,400	10,108,846
DTE Energy Co.	74,000	3,701,480
OGE Energy Corp. (a)	79,200	3,985,344

		40,092,789

Multiline Retail—3.2%
J.C. Penney Co., Inc. (a)	288,300	9,957,882
Macy’s, Inc.	476,900	13,944,556

		23,902,438

Oil, Gas & Consumable Fuels—7.2%
Denbury Resources, Inc. (a) (b)	576,100	11,522,000
Newfield Exploration Co. (b)	118,800	8,080,776
Noble Corp. (a)	79,600	3,137,036
Noble Energy, Inc.	106,000	9,500,780
Ship Finance International, Ltd. (a)	169,307	3,050,912
Southwestern Energy Co. (b)	126,700	5,432,896
Whiting Petroleum Corp. (b)	140,720	8,008,375
World Fuel Services Corp. (a)	162,143	5,825,798

		54,558,573

Pharmaceuticals—1.7%
Shire plc (ADR) (a)	134,100	12,633,561

Real Estate Investment Trusts—4.5%
Alexandria Real Estate Equities, Inc.	72,100	5,581,982
Annaly Capital Management, Inc. (a)	325,120	5,865,165
Boston Properties, Inc. (a)	65,200	6,921,632
The Macerich Co. (a)	143,563	7,680,620
Vornado Realty Trust	86,043	8,017,487

		34,066,886

Semiconductors & Semiconductor Equipment—2.8%
Lam Research Corp. (b)	164,071	7,265,064
NXP Semiconductor NV (b)	260,948	6,975,140
ON Semiconductor Corp. (b)	662,841	6,939,945

		21,180,149

Security Description	Shares/Par Amount	Value*

Specialty Retail—3.4%
Aeropostale, Inc. (a) (b)	362,600	$6,345,500
Chico’s FAS, Inc. (a)	565,300	8,609,519
Limited Brands, Inc. (a)	273,600	10,519,920

		25,474,939

Total Common Stock (Identified Cost $556,073,783)		746,064,941

Short Term Investments—23.1%

Mutual Funds—20.7%
State Street Navigator Securities Lending Prime Portfolio (c)	156,205,616	156,205,616

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $18,396,005 on 07/01/11, collateralized by $18,890,000 Federal National Mortgage Association due 11/24/20 with a value of $18,766,475.	$18,396,000	18,396,000

Total Short Term Investments (Identified Cost $174,601,616)		174,601,616

Total Investments—121.6% (Identified Cost $730,675,399) (d)		920,666,557
Liabilities in excess of other assets		(163,661,555)

Net Assets—100.0%		$757,005,002

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $153,570,707 and the collateral received consisted of cash in the amount of $156,205,616. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $730,675,399. The aggregate unrealized appreciation and depreciation of investments was $201,694,809 and $(11,703,651), respectively, resulting in net unrealized appreciation of $189,991,158 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$746,064,941	$—	$—	$746,064,941
Short Term Investments
Mutual Funds	156,205,616	—	—	156,205,616
Repurchase Agreement	—	18,396,000	—	18,396,000
Total Short Term Investments	156,205,616	18,396,000	—	174,601,616
Total Investments	$902,270,557	$18,396,000	$—	$920,666,557

*	See Schedule of Investments for additional detailed categorizations.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$920,666,557
Cash		909
Receivable for:
Securities sold		2,979,877
Fund shares sold		306,155
Accrued interest and dividends		961,125

Total Assets		924,914,623
Liabilities
Payable for:
Securities purchased	$10,765,938
Fund shares redeemed	342,838
Foreign taxes	9,866
Collateral for securities loaned	156,205,616
Accrued expenses:
Management fees	394,638
Distribution and service fees	84,237
Deferred directors’ fees	23,537
Other expenses	82,951

Total Liabilities		167,909,621

Net Assets		$757,005,002

Net assets consists of:
Paid in surplus		$730,670,571
Undistributed net investment income		2,239,779
Accumulated net realized losses		(165,897,286)
Unrealized appreciation on investments and foreign currency transactions		189,991,938

Net Assets		$757,005,002

Net Assets
Class A		$316,572,779
Class B		391,738,323
Class E		48,693,900

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		15,015,331
Class B (30,000,000)		18,767,485
Class E (9,500,000)		2,316,399

Net Asset Value, Offering and Redemption Price Per Share
Class A		$21.08
Class B		20.87
Class E		21.02

(a)	Identified cost of investments was $730,675,399.
(b)	Includes securities on loan with a value of $153,570,707.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$5,064,514
Interest (b)		126,977

		5,191,491
Expenses
Management fees	$2,459,958
Distribution and service fees—Class B	480,900
Distribution and service fees—Class E	38,580
Directors’ fees and expenses	24,547
Custodian and accounting	30,933
Audit and tax services	16,626
Legal	4,399
Shareholder reporting	66,243
Insurance	3,770
Miscellaneous	5,377

Total expenses	3,131,333
Less broker commission recapture	(12,666)	3,118,667

Net Investment Income		2,072,824

Net Realized and Unrealized Gain
Net realized gain on:
Investments	27,468,899
Foreign currency transactions	92	27,468,991

Net change in unrealized appreciation on:
Investments	13,547,046
Foreign currency transactions	170	13,547,216

Net realized and unrealized gain		41,016,207

Net Increase in Net Assets From Operations		$43,089,031

(a)	Net of foreign taxes of $31,588.
(b)	Includes net income on securities loaned of $124,867.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,072,824	$5,065,286
Net realized gain	27,468,991	30,985,361
Net change in unrealized appreciation	13,547,216	116,537,410

Increase in net assets from operations	43,089,031	152,588,057

From Distributions to Shareholders
Net investment income
Class A	(2,347,195)	(2,388,727)
Class B	(2,070,737)	(2,003,445)
Class E	(312,173)	(356,111)

Total distributions	(4,730,105)	(4,748,283)

Decrease in net assets from capital share transactions	(15,072,917)	(4,324,864)

Total increase in net assets	23,286,009	143,514,910

Net Assets
Beginning of the period	733,718,993	590,204,083

End of the period	$757,005,002	$733,718,993

Undistributed Net Investment Income
End of the period	$2,239,779	$4,897,060

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	378,074	$7,924,441	1,387,057	$24,159,471
Reinvestments	109,990	2,347,195	130,389	2,388,727
Redemptions	(1,156,901)	(24,336,858)	(2,595,313)	(45,020,611)

Net decrease	(668,837)	$(14,065,222)	(1,077,867)	$(18,472,413)

Class B
Sales	1,172,837	$24,385,313	3,364,472	$57,436,593
Reinvestments	97,953	2,070,737	110,322	2,003,445
Redemptions	(1,036,559)	(21,489,532)	(2,375,021)	(40,304,968)

Net increase	234,231	$4,966,518	1,099,773	$19,135,070

Class E
Sales	175,256	$3,675,413	488,631	$8,365,198
Reinvestments	14,670	312,173	19,480	356,111
Redemptions	(475,357)	(9,961,799)	(801,540)	(13,708,830)

Net decrease	(285,431)	$(5,974,213)	(293,429)	$(4,987,521)

Decrease derived from capital share transactions		$(15,072,917)		$(4,324,864)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$20.04		$15.99	$11.00		$21.26	$21.27	$20.97

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.16	0.14		0.20	0.27	0.18
Net realized and unrealized gain (loss) on investments	1.12		4.03	5.05		(10.10)	0.50	2.18

Total from investment operations	1.19		4.19	5.19		(9.90)	0.77	2.36

Less Distributions
Distributions from net investment income	(0.15)		(0.14)	(0.20)		(0.15)	(0.12)	(0.11)
Distributions from net realized capital gains	0.00		0.00	(0.00	)(d)	(0.21)	(0.66)	(1.95)

Total distributions	(0.15)		(0.14)	(0.20)		(0.36)	(0.78)	(2.06)

Net Asset Value, End of Period	$21.08		$20.04	$15.99		$11.00	$21.26	$21.27

Total Return (%)	5.95	(b)	26.31	48.09		(47.34)	3.45	11.45

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	(c)	0.70	0.72		0.69	0.69	0.73
Ratio of net investment income to average net assets (%)	0.68	(c)	0.91	1.12		1.13	1.24	0.86
Portfolio turnover rate (%)	24	(c)	34	45		62	60	47
Net assets, end of period (in millions)	$316.57		$314.31	$268.02		$342.21	$871.57	$544.07

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$19.83		$15.83	$10.88		$21.03	$21.05	$20.78

Income (Loss) From Investment Operations
Net investment income (a)	0.05		0.12	0.11		0.16	0.21	0.12
Net realized and unrealized gain (loss) on investments	1.10		3.99	5.00		(10.00)	0.50	2.16

Total from investment operations	1.15		4.11	5.11		(9.84)	0.71	2.28

Less Distributions
Distributions from net investment income	(0.11)		(0.11)	(0.16)		(0.10)	(0.07)	(0.06)
Distributions from net realized capital gains	0.00		0.00	(0.00	)(d)	(0.21)	(0.66)	(1.95)

Total distributions	(0.11)		(0.11)	(0.16)		(0.31)	(0.73)	(2.01)

Net Asset Value, End of Period	$20.87		$19.83	$15.83		$10.88	$21.03	$21.05

Total Return (%)	5.80	(b)	26.05	47.74		(47.47)	3.19	11.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	(c)	0.95	0.97		0.94	0.94	0.98
Ratio of net investment income to average net assets (%)	0.44	(c)	0.68	0.85		0.94	0.97	0.61
Portfolio turnover rate (%)	24	(c)	34	45		62	60	47
Net assets, end of period (in millions)	$391.74		$367.44	$276.02		$188.36	$361.25	$312.19

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$19.97		$15.94	$10.96		$21.18	$21.19	$20.90

Income (Loss) From Investment Operations
Net investment income (a)	0.05		0.13	0.12		0.18	0.23	0.15
Net realized and unrealized gain (loss) on investments	1.13		4.03	5.04		(10.07)	0.51	2.17

Total from investment operations	1.18		4.16	5.16		(9.89)	0.74	2.32

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.18)		(0.12)	(0.09)	(0.08)
Distributions from net realized capital gains	0.00		0.00	(0.00	)(d)	(0.21)	(0.66)	(1.95)

Total distributions	(0.13)		(0.13)	(0.18)		(0.33)	(0.75)	(2.03)

Net Asset Value, End of Period	$21.02		$19.97	$15.94		$10.96	$21.18	$21.19

Total Return (%)	5.89	(b)	26.14	47.83		(47.39)	3.27	11.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	(c)	0.85	0.87		0.84	0.84	0.88
Ratio of net investment income to average net assets (%)	0.52	(c)	0.76	0.96		1.02	1.06	0.72
Portfolio turnover rate (%)	24	(c)	34	45		62	60	47
Net assets, end of period (in millions)	$48.69		$51.96	$46.16		$35.72	$82.09	$88.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$2,459,958	0.650%	Of the first $1 billion
	0.600%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$99,933,645	$0	$86,403,796

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$4,748,283	$9,614,238	$—	$180,919	$—	$—	$4,748,283	$9,795,157

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$4,914,182	$—	$158,202,502	$(172,952,921)	$(9,836,237)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $172,952,921 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$2,171,136

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-16

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 7.60%, 7.55%, and 7.56%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 5.29% respectively.

MARKET ENVIRONMENT/CONDITIONS

Overall, the recovery from the global financial crisis continued during the first six months of the year. Improvements in consumer spending, business investment, and the employment picture in the U.S. led the Federal Reserve in early 2011 to upgrade its Gross Domestic Product (GDP) forecast for 2011. Similarly, the European Central Bank around the same time increased its growth forecast, and the International Monetary Fund (IMF) provided an estimate that emerging markets would produce strong growth in 2011, although at a decreased rate from 2010. Real GDP growth during the first quarter of 2011 was positive year-on-year in the U.S. and especially so in the larger economies of the euro zone. Corporations reported strong earnings growth and analysts raised their earnings forecasts. In general, corporations continued to make progress deleveraging their balance sheets and corporate cash levels continued to rise.

In the final two months of the period, global equity markets experienced a pull-back. As was the case over the summer of 2010, investors became preoccupied with sovereign risk in peripheral Europe, particularly in regard to Greece. While the result of that sovereign debt crisis spurred European policymakers to put together a package extending credit facilities to highly indebted European nations, it did not prevent borrowing costs from subsequently continuing to soar for many of the indebted countries. Market uncertainty over the economic fortunes of peripheral Europe and its ability to repay its debts grew as the period came to a close, also creating political crises within the indebted nations themselves.

While sovereign debt concerns continued to occupy the euro zone, political unrest continued throughout the Middle East and Northern Africa, sending oil prices substantially higher during the six-month period. An uptick in the U.S. unemployment rate resulted in worries that stubbornly high unemployment rates in the U.S., which had been trending downward, could dampen consumer spending and continue to provide a drag on the U.S.’s economic recovery. One of the most powerful earthquakes on modern record struck Japan, causing a significant disruption to its economy and precipitating a nuclear crisis. However, global companies generally managed to cope with supply chain disruptions caused by the disaster in Japan.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed or performed roughly in line with the performance of the MSCI World Index in nine out of ten sectors and outperformed the most in the Information Technology and Consumer Discretionary sectors. The Portfolio underperformed modestly in the Energy sector. Top contributors on a country basis included Germany, Italy, Sweden, the United States, and Brazil. Japan, and to a lesser extent India, were the two countries that mainly detracted from Portfolio performance.

During the period, Telefonaktiebolaget LM Ericsson (“Ericsson”) (Sweden) was the top contributor for the Portfolio within Information Technology and the top performing stock for the Portfolio overall. The stock performed well given the strong demand for the company’s products, which include infrastructure for mobile data and voice transmission. Late in the period, Ericsson announced revenues and earnings that were well above expectations. Semiconductor firm Altera Corp. continued to post solid growth and earnings estimates for 2011 increased after the first quarter report. Aerospace and defense company European Aeronautic Defence & Space Co. NV (EADS) (Netherlands) contributed positively to Portfolio performance, based on encouraging results for the first quarter 2011, higher than expected full year 2011 revenues compared to 2010 revenues, and early market success of its new product option for A320s engines, the A320neo. Within the Health Care sector, managed health care firms Aetna, Inc. and WellPoint, Inc. were among the top contributors to Portfolio performance, as fears over the new health care overhaul abated to a degree. Both firms raised their 2011 forecasts and reported earnings that beat Wall Street expectations. Within Consumer Discretionary, specialty retailer Tiffany & Co. performed well, as its distinctive brand continued to attract consumers despite global economic headwinds.

Three of the top individual detractors to performance, Nintendo Co. Ltd. (Japan), Sony Corp. (Japan) and Infosys, Ltd. (India), were in the Information Technology sector. Japanese home entertainment software company Nintendo and Japanese consumer electronics giant Sony’s stock prices were negatively impacted by a few factors. In the immediate aftermath of the devastating Japanese earthquake in March, the stock prices of virtually all Japanese companies suffered to some degree. In actuality, most Japanese firms showed remarkable resiliency in resuming business operations quite rapidly and the Japanese stock market generally began a fairly swift recovery. Second, towards the end of the reporting period, a drop in U.S. stock prices led technology company valuations across the board to drop to their lowest levels in more than a decade. The market sell-off of Information Technology stocks hurt the Portfolio’s holdings in this area. Within Consumer Discretionary, Carnival Corp.’s performance was negatively impacted by the spike in higher fuel prices and disruptions in service to a few of its cruise lines as a result of the geo-political turmoil in places such as Japan, North Africa, and the Middle East. Goldman Sachs Group, Inc. detracted from Portfolio performance in the Financials sector as the uncertain global economic recovery led to a market sell-off there, which dragged the stock price of Goldman Sachs lower.

At period end, relative to the MSCI World Index, the Portfolio had a significant overweight position in the Information Technology sector and also had overweight positions in the Consumer Discretionary

MSF-1

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

and Industrials sectors. We continued to favor the Information Technology and Consumer Discretionary sectors, as we have done consistently in the past. We find that these sectors tend to house companies whose characteristics are generally ones that we seek when identifying companies in which to invest. The Portfolio had its most significant underweight positions within the Energy and Materials sectors, and was underweight to a lesser degree within the Financials, Utilities, Telecommunication Services, Consumer Staples, and Health Care sectors. On a country basis, the Portfolio had the largest relative overweight positions in Germany, Sweden, Switzerland, Mexico, and Brazil, along with substantial relative underweight positions in the U.S., Canada, the U.K., and Australia. While the Portfolio was underweight in the U.S. relative to the Index, it had its largest allocation to that country on an absolute basis.

Rajeev Bhaman, CFA

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	7.60	35.40	4.76	5.92	—
Class B	7.55	35.07	4.47	—	7.42
Class E	7.56	35.15	4.60	5.78	—
MSCI World Index	5.29	30.51	2.28	3.99	—

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
LM Ericsson Telephone Co. (Class B)	4.5
Siemens AG	3.0
eBay, Inc.	2.8
Altera Corp.	2.2
Credit Suisse Group AG	2.0
SAP AG	1.9
Intuit, Inc.	1.8
LVMH Moet Hennessy Louis Vuitton S.A.	1.7
Tiffany & Co.	1.7
McDonald’s Corp.	1.6

Top Countries

% of Net Assets
United States	38.7
Japan	10.2
Germany	9.9
Sweden	7.0
France	5.7
Switzerland	5.0
Brazil	3.3
Mexico	3.2
Netherlands	3.1
Spain	2.7

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.60%	$1,000.00	$1,076.00	$3.09
	Hypothetical*	0.60%	$1,000.00	$1,021.78	$3.01

Class B	Actual	0.85%	$1,000.00	$1,075.50	$4.37
	Hypothetical*	0.85%	$1,000.00	$1,020.52	$4.26

Class E	Actual	0.75%	$1,000.00	$1,075.60	$3.86
	Hypothetical*	0.75%	$1,000.00	$1,021.02	$3.76

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—96.9% of Net Assets

Security Description	Shares	Value*

Argentina—0.3%
YPF S.A. (ADR)	44,170	$1,989,858

Brazil—3.3%
All America Latina Logistica S.A.	194,700	1,639,093
BM&F Bovespa S.A.	1,085,300	7,188,247
Companhia de Bebidas das Americas (ADR)	244,750	8,255,418
Embraer S.A. (ADR)	232,230	7,148,039
Multiplus S.A.	67,500	1,177,187

		25,407,984

Finland—0.8%
Fortum Oyj	206,435	5,987,606

France—5.7%
LVMH Moet Hennessy Louis Vuitton S.A.	74,981	13,515,382
PPR S.A.	30,290	5,402,521
Société Générale	88,624	5,260,852
Technip S.A.	108,660	11,657,178
Total S.A.	142,358	8,245,924

		44,081,857

Germany—8.4%
Allianz SE	82,246	11,508,623
Bayer AG	93,700	7,544,543
Bayerische Motoren Werke AG	18,884	1,884,579
Linde AG	31,804	5,584,545
SAP AG	240,708	14,580,624
Siemens AG	168,800	23,212,237

		64,315,151

Hong Kong—1.0%
HSBC Holdings plc	783,614	7,793,298

India—1.9%
DLF, Ltd.	307,461	1,454,526
Infosys Technologies, Ltd.	146,682	9,538,172
Wire & Wireless India, Ltd. (a)	570,457	110,211
Zee Entertainment Enterprises, Ltd.	1,032,584	3,122,300
Zee Learn, Ltd. (a)	129,073	57,885

		14,283,094

Israel—0.4%
Teva Pharmaceutical Industries, Ltd. (ADR)	64,600	3,115,012

Italy—1.8%
Lottomatica S.p.A.	112,277	2,181,924
Prysmian S.p.A. (b)	178,960	3,605,165
Tod’s S.p.A.	62,703	8,396,597

		14,183,686

Japan—10.2%
Fanuc, Ltd.	30,400	5,060,450
Hoya Corp.	269,600	5,965,318
KDDI Corp.	1,258	9,035,724
Keyence Corp.	25,000	7,077,950

Security Description	Shares	Value*

Japan—(Continued)
Kyocera Corp.	43,600	$4,427,661
Mitsubishi Tanabe Pharma Corp. (b)	212,000	3,550,809
Murata Manufacturing Co., Ltd. (b)	138,300	9,222,568
Nidec Corp. (b)	44,600	4,155,994
Nintendo Co., Ltd.	16,000	3,007,902
Secom Co., Ltd.	78,600	3,768,166
Sony Corp.	339,428	8,968,922
Sumitomo Mitsui Financial Group, Inc.	194,600	5,978,603
The Dai-ichi Life Insurance Co., Ltd.	5,601	7,828,737

		78,048,804

Mexico—3.2%
América Movil S.A.B. de C.V. (ADR)	32,020	1,725,237
Fomento Economico Mexicano S.A.B. de C.V. (b)	1,535,947	10,202,602
Grupo Modelo S.A.B. de C.V.	648,348	3,916,675
Grupo Televisa S.A.B. (ADR)	356,620	8,772,852

		24,617,366

Netherlands—3.1%
EADS NV (b)	366,087	12,272,052
Koninklijke Philips Electronics NV	306,793	7,885,569
PostNL NV	195,657	1,662,675
TNT Express NV (a)	195,657	2,032,330

		23,852,626

South Korea—0.7%
E-Mart Co., Ltd. (a)	16,132	3,694,351
Shinsegae Co., Ltd.	4,396	1,399,675

		5,094,026

Spain—2.7%
BBVA S.A.	788,140	9,251,568
Inditex S.A.	126,908	11,606,428

		20,857,996

Sweden—7.0%
Assa Abloy AB (Series B) (b)	393,314	10,609,257
Investor AB (b)	364,646	8,385,424
LM Ericsson Telephone Co. (Class B)	2,433,026	35,119,414

		54,114,095

Switzerland—5.0%
Basilea Pharmaceutica, Ltd. (a)	4,857	354,207
Credit Suisse Group AG	388,441	15,087,271
Nestle S.A.	137,710	8,552,470
Roche Holding AG	27,306	4,565,010
UBS AG	557,485	10,158,548

		38,717,506

Taiwan—1.6%
MediaTek, Inc.	404,107	4,405,547
Taiwan Semiconductor Manufacturing Co., Ltd.	3,004,498	7,604,612

		12,010,159

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—2.7%
3i Group plc (a)	685,209	$3,094,528
Prudential plc	687,312	7,952,097
Unilever plc	296,507	9,579,536

		20,626,161

United States—37.1%
3M Co.	103,170	9,785,674
Adobe Systems, Inc. (a)	283,220	8,907,269
Aetna, Inc.	270,250	11,915,322
Aflac, Inc.	126,520	5,905,954
Allergan, Inc.	27,390	2,280,218
Altera Corp.	371,250	17,207,437
Amgen, Inc. (a)	55,910	3,262,348
Amylin Pharmaceuticals, Inc. (a)	289,030	3,861,441
Automatic Data Processing, Inc.	150,710	7,939,403
Bank of America Corp.	345,550	3,787,228
Carnival Corp.	291,200	10,957,856
Colgate-Palmolive Co.	125,770	10,993,556
Corning, Inc.	363,940	6,605,511
Dendreon Corp. (a)	54,730	2,158,551
eBay, Inc. (a)	659,030	21,266,898
Emerson Electric Co.	116,890	6,575,062
Fidelity National Financial, Inc.	250,780	3,947,277
Gilead Sciences, Inc. (a)	63,450	2,627,464
Google, Inc. (Class A) (a)	12,400	6,279,112
Intuit, Inc. (a)	261,390	13,555,685
Juniper Networks, Inc. (a)	303,690	9,566,235
Maxim Integrated Products, Inc.	374,180	9,564,041
McDonald’s Corp.	149,700	12,622,704
Microsoft Corp.	392,450	10,203,700
Pfizer, Inc.	103,650	2,135,190
Shuffle Master, Inc. (a)	166,100	1,553,866
The Goldman Sachs Group, Inc.	62,720	8,347,405
The McGraw-Hill Cos., Inc.	150,060	6,289,015
The Walt Disney Co.	301,340	11,764,314
Theravance, Inc. (a)	150,960	3,352,822
Tiffany & Co.	168,750	13,250,250
Transocean, Ltd.	117,618	7,593,418
WellPoint, Inc.	158,800	12,508,676
XL Group plc	317,370	6,975,793
Zimmer Holdings, Inc. (a)	141,380	8,935,216

		284,481,911

Total Common Stock (Identified Cost $643,447,767)		743,578,196

Preferred Stock—1.5%

Germany—1.5%
Bayerische Motoren Werke AG	185,870	11,832,525

Total Preferred Stock (Identified Cost $6,624,364)		11,832,525

Short Term Investments—4.1%
Security Description	Shares/Par Amount	Value*

United States—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $6,018,002 on 07/01/11, collateralized by $5,755,000 U.S. Treasury Note due 04/30/17 with a value of $6,139,555	$6,018,000	$6,018,000
State Street Navigator Securities Lending Prime Portfolio (c)	25,773,461	25,773,461

Total Short Term Investments (Identified Cost $31,791,461)		31,791,461

Total Investments—102.5% (Identified Cost $681,863,592) (d)		787,202,182
Liabilities in excess of other assets		(19,504,219)

Net Assets—100.0%		$767,697,963

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $24,872,587 and the collateral received consisted of cash in the amount of $25,773,461. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $681,839,157. The aggregate unrealized appreciation and depreciation of investments was $143,613,861 and $(38,250,836), respectively, resulting in net unrealized appreciation of $105,363,025 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2011	% of Net Assets
Software	6.5
Semiconductors & Semiconductor Equipment	6.3
Communications Equipment	5.8
Insurance	5.7
Capital Markets	4.8
Industrial Conglomerates	4.3
Media	3.9
Commercial Banks	3.7
Internet Software & Services	3.6
Hotels, Restaurants & Leisure	3.6

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$1,989,858	$—	$—	$1,989,858
Brazil	15,403,457	10,004,527	—	25,407,984
Finland	—	5,987,606	—	5,987,606
France	—	44,081,857	—	44,081,857
Germany	—	64,315,151	—	64,315,151
Hong Kong	—	7,793,298	—	7,793,298
India	—	14,283,094	—	14,283,094
Israel	3,115,012	—	—	3,115,012
Italy	—	14,183,686	—	14,183,686
Japan	—	78,048,804	—	78,048,804
Mexico	24,617,366	—	—	24,617,366
Netherlands	—	23,852,626	—	23,852,626
South Korea	—	5,094,026	—	5,094,026
Spain	—	20,857,996	—	20,857,996
Sweden	—	54,114,095	—	54,114,095
Switzerland	—	38,717,506	—	38,717,506
Taiwan	—	12,010,159	—	12,010,159
United Kingdom	—	20,626,161	—	20,626,161
United States	284,481,911	—	—	284,481,911
Total Common Stock	329,607,604	413,970,592	—	743,578,196
Preferred Stock
Germany	—	11,832,525	—	11,832,525
Short Term Investments
United States	25,773,461	6,018,000	—	31,791,461
Total Investments	$355,381,065	$431,821,117	$—	$787,202,182

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$787,202,182
Cash		153
Cash denominated in foreign currencies (c)		2,307,871
Receivable for:
Securities sold		8,928,480
Fund shares sold		155,295
Accrued interest and dividends		964,692
Foreign taxes		445,021

Total Assets		800,003,694
Liabilities
Payable for:
Securities purchased	$5,351,241
Fund shares redeemed	595,235
Foreign taxes	78,484
Collateral for securities loaned	25,773,461
Accrued expenses:
Management fees	322,259
Distribution and service fees	58,433
Deferred directors’ fees	23,537
Other expenses	103,081

Total Liabilities		32,305,731

Net Assets		$767,697,963

Net assets consists of:
Paid in surplus		$714,848,806
Undistributed net investment income		3,298,930
Accumulated net realized losses		(55,898,890)
Unrealized appreciation on investments and foreign currency transactions		105,449,117

Net Assets		$767,697,963

Net Assets
Class A		$471,698,481
Class B		281,734,552
Class E		14,264,930

Capital Shares (Authorized) Outstanding
Class A (55,000,000)		28,917,026
Class B (30,000,000)		17,342,642
Class E (5,000,000)		877,314

Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.31
Class B		16.25
Class E		16.26

(a)	Identified cost of investments was $681,863,592.
(b)	Includes securities on loan with a value of $24,872,587.
(c)	Identified cost of cash denominated in foreign currencies was $2,255,112.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$10,815,356
Interest (b)		509,838

		11,325,194
Expenses
Management fees	$1,979,510
Distribution and service fees—Class B	346,409
Distribution and service fees—Class E	11,022
Directors’ fees and expenses	24,547
Custodian and accounting	202,645
Audit and tax services	16,738
Legal	4,366
Shareholder reporting	56,542
Insurance	4,078
Miscellaneous	8,233

Total expenses		2,654,090

Net Investment Income		8,671,104

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	16,090,789
Foreign currency transactions	(208,342)	15,882,447

Net change in unrealized appreciation on:
Investments	31,027,634
Foreign currency transactions	15,282	31,042,916

Net realized and unrealized gain		46,925,363

Net Increase in Net Assets From Operations		$55,596,467

(a)	Net of foreign taxes of $1,099,960.
(b)	Includes net income on securities loaned of $511,797.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,671,104	$9,388,827
Net realized gain (loss)	15,882,447	(14,463,278)
Net change in unrealized appreciation	31,042,916	109,076,994

Increase in net assets from operations	55,596,467	104,002,543

From Distributions to Shareholders
Net investment income
Class A	(8,730,501)	(6,911,023)
Class B	(4,656,178)	(3,116,554)
Class E	(253,440)	(203,520)

Total distributions	(13,640,119)	(10,231,097)

Decrease in net assets from capital share transactions	(13,177,056)	(46,854,177)

Total increase in net assets	28,779,292	46,917,269

Net Assets
Beginning of the period	738,918,671	692,001,402

End of the period	$767,697,963	$738,918,671

Undistributed Net Investment Income
End of the period	$3,298,930	$8,267,945

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	506,926	$8,164,500	949,236	$13,066,375
Reinvestments	537,262	8,730,501	483,626	6,911,023
Redemptions	(1,848,240)	(29,861,275)	(5,220,992)	(71,558,633)

Net decrease	(804,052)	$(12,966,274)	(3,788,130)	$(51,581,235)

Class B
Sales	1,483,622	$23,789,342	3,247,326	$44,824,699
Reinvestments	287,596	4,656,178	218,706	3,116,554
Redemptions	(1,709,249)	(27,496,228)	(3,016,065)	(41,468,815)

Net increase	61,969	$949,292	449,967	$6,472,438

Class E
Sales	82,004	$1,324,282	165,635	$2,276,002
Reinvestments	15,645	253,440	14,282	203,520
Redemptions	(169,535)	(2,737,796)	(308,647)	(4,224,902)

Net decrease	(71,886)	$(1,160,074)	(128,730)	$(1,745,380)

Decrease derived from capital share transactions		$(13,177,056)		$(46,854,177)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.44		$13.48	$9.90	$17.50	$16.86	$15.11

Income (Loss) From Investment Operations
Net investment income (a)	0.19		0.20	0.19	0.30	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.98		1.97	3.68	(7.06)	0.89	2.26

Total from investment operations	1.17		2.17	3.87	(6.76)	1.10	2.47

Less Distributions
Distributions from net investment income	(0.30)		(0.21)	(0.29)	(0.31)	(0.20)	(0.41)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.30)		(0.21)	(0.29)	(0.84)	(0.46)	(0.72)

Net Asset Value, End of Period	$16.31		$15.44	$13.48	$9.90	$17.50	$16.86

Total Return (%)	7.60	(b)	16.23	40.31	(40.37)	6.49	16.59

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	(c)	0.61	0.64	0.61	0.61	0.66
Ratio of net investment income to average net assets (%)	2.38	(c)	1.45	1.68	2.16	1.19	1.37
Portfolio turnover rate (%)	13	(c)	18	14	20	17	73
Net assets, end of period (in millions)	$471.70		$458.83	$451.64	$349.03	$653.91	$648.02

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.36		$13.42	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.16	0.16	0.26	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.99		1.96	3.66	(7.04)	0.89	2.25

Total from investment operations	1.16		2.12	3.82	(6.78)	1.05	2.42

Less Distributions
Distributions from net investment income	(0.27)		(0.18)	(0.26)	(0.27)	(0.16)	(0.36)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.27)		(0.18)	(0.26)	(0.80)	(0.42)	(0.67)

Net Asset Value, End of Period	$16.25		$15.36	$13.42	$9.86	$17.44	$16.81

Total Return (%)	7.55	(b)	15.93	39.80	(40.56)	6.26	16.35

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(c)	0.86	0.89	0.86	0.86	0.91
Ratio of net investment income to average net assets (%)	2.15	(c)	1.19	1.42	1.91	0.94	1.09
Portfolio turnover rate (%)	13	(c)	18	14	20	17	73
Net assets, end of period (in millions)	$281.73		$265.48	$225.88	$166.05	$285.12	$260.54

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.38		$13.43	$9.86	$17.44	$16.81	$15.06

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.18	0.17	0.28	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.98		1.96	3.67	(7.05)	0.88	2.27

Total from investment operations	1.16		2.14	3.84	(6.77)	1.06	2.45

Less Distributions
Distributions from net investment income	(0.28)		(0.19)	(0.27)	(0.28)	(0.17)	(0.39)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.53)	(0.26)	(0.31)

Total distributions	(0.28)		(0.19)	(0.27)	(0.81)	(0.43)	(0.70)

Net Asset Value, End of Period	$16.26		$15.38	$13.43	$9.86	$17.44	$16.81

Total Return (%)	7.56	(b)	16.08	40.07	(40.49)	6.31	16.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(c)	0.76	0.79	0.76	0.76	0.81
Ratio of net investment income to average net assets (%)	2.21	(c)	1.30	1.54	2.01	1.04	1.13
Portfolio turnover rate (%)	13	(c)	18	14	20	17	73
Net assets, end of period (in millions)	$14.26		$14.60	$14.48	$11.16	$24.79	$24.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Portfolio Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$1,979,510	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$51,012,405	$0	$70,282,482

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$10,231,097	$14,256,833	$—	$—	$—	$—	$10,231,097	$14,256,833

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$13,530,701	$—	$65,522,904	$(68,143,676)	$10,909,929

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/18	Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 6.21%, 6.19%, 6.19%, and 6.08%, respectively, compared to its benchmark, the Russell 2000 Index1, which returned 6.21%.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the Russell 2000 Index returned 7.9%. The strong return can be attributed to several positive economic indicators. Specifically, 478,000 new jobs were created, the unemployment rate decreased from 9.4% in the fourth quarter of 2010 to 8.8%, and the annual inflation rate remained low, at 2.1% as measured by the Consumer Price Index in February. In March, the Russell 2000 Index tumbled nearly 7% as news was released about Japan’s Tohoku earthquake and tsunami and the subsequent crisis at the Fukushima nuclear plant. However, the index regained all losses to end the month near its highest level since July 2007 as U.S. investors determined the events in Japan would have less impact than originally thought.

During the second quarter, the Russell 2000 Index returned negative 1.6%. The negative return can be attributed to worries regarding the impact of the sovereign debt crisis in Europe. Moody’s and Standard & Poor’s downgraded the debt of several countries, including Greece, Portugal, and Spain. In addition, U.S. economic data indicated slow economic growth. The Industry for Supply Management’s manufacturing index fell 9.6% during the quarter and the unemployment rate returned to previous highs, ending at 9.2% in June.

During the first six months of the year, the Federal Open Market Committee (FOMC) met four times and maintained the target range for the Federal Funds Rate at zero to 0.25%. The FOMC removed the “firmer footing” language from their statement when discussing the economy, but maintained that the economy was recovering at a “moderate pace.” The FOMC also acknowledged the increase in inflation, but attributed it to increases in commodity prices rather than the usual underlying cause of higher demand from increased economic activity.

All nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2011. Health Care (12.4% beginning weight in the benchmark), up 13%, was the best performing sector and provided the largest positive impact on the benchmark’s six-month return. Energy (6.0% beginning weight), up 12.2%, was the second best performing sector. Financial Services (21.1% beginning weight), up 1.2%, was the worst relative-performing sector.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Pharmasset, up 146.4%; Healthspring, up 73.8%; and TIBCO Software, up 33.5%. The stocks with the largest negative impact were American Superconductor Corp., down 68.4%; Finisar Corp., down 39.3%; and Hecla Mining, down 31.7%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio was managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impacted tracking error included sampling, transaction costs, cash drag, securities lending, NAV rounding, contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	6.21	37.45	3.94	5.97	—
Class B	6.19	37.08	3.68	5.71	—
Class E	6.19	37.24	3.78	5.85	—
Class G	6.08	37.00	—	—	30.48
Russell 2000 Index	6.21	37.41	4.08	6.27	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.8
Healthspring, Inc.	0.2
Sotheby’s	0.2
MFA Financial, Inc.	0.2
Rosetta Resources, Inc.	0.2
Berry Petroleum Co.	0.2
Netlogic Microsystems, Inc.	0.2
Parametric Technology Corp.	0.2
CBL & Associates Properties, Inc.	0.2
Tenneco, Inc.	0.2

Top Sectors

% of Net Assets
Financials	19.4
Information Technology	17.3
Industrials	14.7
Consumer Discretionary	12.6
Health Care	11.8
Energy	6.4
Materials	4.7
Consumer Staples	3.1
Utilities	3.0
Telecommunications	1.0

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.30%	$1,000.00	$1,062.10	$1.53
	Hypothetical*	0.30%	$1,000.00	$1,023.28	$1.50

Class B(a)	Actual	0.55%	$1,000.00	$1,061.90	$2.81
	Hypothetical*	0.55%	$1,000.00	$1,022.03	$2.76

Class E(a)	Actual	0.45%	$1,000.00	$1,061.90	$2.30
	Hypothetical*	0.45%	$1,000.00	$1,022.53	$2.26

Class G(a)	Actual	0.60%	$1,000.00	$1,060.80	$3.07
	Hypothetical*	0.60%	$1,000.00	$1,021.78	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—94.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
AAR Corp. (a) (b)	20,511	$555,643
AeroVironment, Inc. (a) (b)	8,967	316,983
American Science & Engineering, Inc. (a)	4,769	381,520
Astronics Corp. (b)	5,318	163,794
Ceradyne, Inc. (b)	13,664	532,759
Cubic Corp.	8,470	431,885
Curtiss-Wright Corp.	24,567	795,234
DigitalGlobe, Inc. (b)	18,262	464,037
Ducommun, Inc. (a)	5,852	120,376
Esterline Technologies Corp. (a) (b)	15,964	1,219,651
GenCorp, Inc. (a) (b)	29,383	188,639
GeoEye, Inc. (a) (b)	11,850	443,190
HEICO Corp. (Class B) (a)	21,614	1,183,150
Hexcel Corp. (b)	50,384	1,102,906
Kratos Defense & Security Solutions, Inc. (a) (b)	12,536	152,438
LMI Aerospace, Inc. (a) (b)	5,223	127,598
Moog, Inc. (b)	23,407	1,018,673
Orbital Sciences Corp. (b)	29,768	501,591
Taser International, Inc. (b)	34,479	156,879
Teledyne Technologies, Inc. (b)	19,156	964,696
The KEYW Holding Corp. (b)	9,548	118,300
Triumph Group, Inc. (a)	9,744	970,308

		11,910,250

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (b)	29,240	200,294
Atlas Air Worldwide Holdings, Inc. (b)	13,822	822,547
Forward Air Corp. (a)	15,560	525,773
HUB Group, Inc. (b)	20,000	753,200
Pacer International, Inc. (a) (b)	21,625	102,070
Park-Ohio Holdings Corp. (b)	4,331	91,557

		2,495,441

Airlines—0.6%
Alaska Air Group, Inc. (b)	18,143	1,242,070
Allegiant Travel Co. (b)	8,227	407,237
Hawaiian Holdings, Inc. (b)	26,730	152,361
JetBlue Airways Corp. (a) (b)	131,143	799,972
Republic Airways Holdings, Inc. (b)	25,789	140,808
Skywest, Inc. (a)	29,720	447,583
Spirit Airlines, Inc. (b)	8,076	96,831
US Airways Group, Inc. (b)	81,764	728,517

		4,015,379

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a) (b)	34,595	393,691
Amerigon, Inc. (b)	11,793	204,962
Cooper Tire & Rubber Co.	32,939	651,863
Dana Holding Corp. (b)	75,784	1,386,847
Dorman Products, Inc. (a) (b)	6,387	252,797
Drew Industries, Inc. (a) (b)	8,935	220,873
Exide Technologies (b)	40,883	312,346
Fuel Systems Solutions, Inc. (a) (b)	7,974	198,951
Modine Manufacturing Co. (b)	24,735	380,177

Security Description	Shares	Value*

Auto Components—(Continued)

Motorcar Parts of America, Inc. (b)	6,252	$93,843
Spartan Motors, Inc. (a)	19,530	105,462
Standard Motor Products, Inc.	9,638	146,787
Stoneridge, Inc. (b)	13,705	202,012
Superior Industries International, Inc. (a)	12,615	278,918
Tenneco, Inc. (b)	31,602	1,392,700

		6,222,229

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	16,165	156,154

Beverages—0.2%
Boston Beer Co., Inc. (b)	3,938	352,845
Central European Distribution Corp. (b)	37,681	422,027
Coca-Cola Bottling Co. Consolidated (a)	2,376	160,760
Heckmann Corp. (a) (b)	48,191	291,074
National Beverage Corp. (a)	7,440	108,996
Primo Water Corp. (b)	6,403	92,139

		1,427,841

Biotechnology—3.3%
Achillion Pharmaceuticals, Inc. (b)	20,641	153,569
Acorda Therapeutics, Inc. (b)	20,142	650,788
Affymax, Inc. (b)	18,334	125,955
Alkermes, Inc. (b)	49,955	929,163
Allos Therapeutics, Inc. (b)	41,085	87,922
Alnylam Pharmaceuticals, Inc. (b)	19,999	187,391
AMAG Pharmaceuticals, Inc. (a) (b)	11,699	219,941
Anthera Pharmaceuticals, Inc. (b)	8,850	72,304
Arena Pharmaceuticals, Inc. (b)	57,841	78,664
Ariad Pharmaceuticals, Inc. (b)	69,369	785,951
Arqule, Inc. (a) (b)	24,595	153,719
Array Biopharma, Inc. (b)	29,351	65,746
AVEO Pharmaceuticals, Inc. (b)	13,795	284,315
AVI BioPharma, Inc. (a) (b)	58,628	83,838
Biosante Pharmaceuticals, Inc. (a) (b)	48,793	134,181

Cell Therapeutics, Inc. (b)	86,823	136,746
Celldex Therapeutics, Inc. (b)	23,236	82,488
Cepheid, Inc. (a) (b)	31,839	1,102,903
Chelsea Therapeutics International, Inc. (b)	27,865	142,111
Codexis, Inc. (b)	12,718	122,474
Cubist Pharmaceuticals, Inc. (b)	30,799	1,108,456
Curis, Inc. (a) (b)	44,220	158,308
Cytori Therapeutics, Inc. (a) (b)	29,419	140,917
Dusa Pharmaceuticals, Inc. (b)	12,660	78,745
Dyax Corp. (a) (b)	51,208	101,392
Dynavax Technologies Corp. (a) (b)	54,491	149,850
Emergent Biosolutions, Inc. (b)	11,134	251,072
Enzon Pharmaceuticals, Inc. (a) (b)	26,808	269,420
Exact Sciences Corp. (b)	26,440	227,384
Exelixis, Inc. (a) (b)	67,947	608,805
Genomic Health, Inc. (a) (b)	8,810	245,887
Geron Corp. (a) (b)	65,936	264,403
Halozyme Therapeutics, Inc. (a) (b)	42,185	291,498
Idenix Pharmaceuticals, Inc. (b)	24,344	121,720
Immunogen, Inc. (b)	37,463	456,674

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Immunomedics, Inc. (a) (b)	39,907	$162,421
Incyte Corp., Ltd. (b)	47,645	902,396
Infinity Pharmaceuticals, Inc. (b)	9,903	81,799
Inhibitex, Inc. (b)	29,747	116,608
Insmed, Inc. (a) (b)	12,864	154,239
InterMune, Inc. (b)	25,770	923,854
Ironwood Pharmaceuticals, Inc. (b)	26,136	410,858
Isis Pharmaceuticals, Inc. (a) (b)	53,285	488,091
Keryx Biopharmaceuticals, Inc. (a) (b)	28,382	134,247
Lexicon Pharmaceuticals, Inc. (a) (b)	132,395	233,015
Ligand Pharmaceuticals, Inc. (a) (b)	10,985	131,271
MannKind Corp. (a) (b)	36,461	138,552
Maxygen, Inc. (a) (b)	18,784	102,748
Medivation, Inc. (b)	17,516	375,368
Metabolix, Inc. (a) (b)	14,556	103,930
Micromet, Inc. (a) (b)	48,694	279,504
Momenta Pharmaceuticals, Inc. (b)	23,710	461,397
Nabi Biopharmaceuticals (b)	20,843	112,135
Neurocrine Biosciences, Inc. (b)	28,871	232,411
Novavax, Inc. (a) (b)	51,018	103,056
NPS Pharmaceuticals, Inc. (b)	42,388	400,567
Nymox Pharmaceutical Corp. (a) (b)	9,748	81,396
OncoGenex Pharmaceutical, Inc. (b)	5,035	85,746
Oncothyreon, Inc. (b)	21,552	198,063
Onyx Pharmaceuticals, Inc. (b)	33,365	1,177,784

Opko Health, Inc. (b)	49,315	181,972
PDL BioPharma, Inc. (a)	75,107	440,878
Peregrine Pharmaceuticals, Inc. (a) (b)	38,510	71,629
Pharmacyclics, Inc. (b)	20,649	215,576
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	93,168
Raptor Pharmaceutical Corp. (b)	16,860	104,363
Rigel Pharmaceuticals, Inc. (a) (b)	35,533	325,838
Sangamo Biosciences, Inc. (a) (b)	24,849	146,361
Savient Pharmaceuticals, Inc. (a) (b)	35,468	265,655
Sciclone Pharmaceuticals, Inc. (b)	21,822	131,805
Seattle Genetics, Inc. (a) (b)	50,527	1,036,814
SIGA Technologies, Inc. (a) (b)	18,651	181,661
Spectrum Pharmaceuticals, Inc. (a) (b)	27,557	255,316
Synta Pharmaceuticals Corp. (a) (b)	13,395	67,377
Targacept, Inc. (b)	12,928	272,393
Theravance, Inc. (b)	35,729	793,541
Vanda Pharmaceuticals, Inc. (a) (b)	15,676	111,927
Vical, Inc. (b)	40,691	167,647
Zalicus, Inc. (a) (b)	40,394	96,138
Ziopharm Oncology, Inc. (a) (b)	33,535	205,234

		22,831,449

Building Products—0.6%
A.O. Smith Corp. (a)	19,477	823,877
AAON, Inc. (a)	10,242	223,685
Ameresco, Inc. (b)	9,152	129,775
American Woodmark Corp.	5,366	92,939
Ameron International Corp. (a)	5,201	341,602
Apogee Enterprises, Inc. (a)	13,569	173,819
Gibraltar Industries, Inc. (a) (b)	14,856	168,170
Griffon Corp. (b)	24,495	246,910

Security Description	Shares	Value*

Building Products—(Continued)
Insteel Industries, Inc. (a)	9,958	$124,873
NCI Building Systems, Inc. (a) (b)	10,596	120,689
Quanex Building Products Corp.	20,789	340,732
Simpson Manufacturing Co., Inc.	20,915	624,731
Trex Co., Inc. (a) (b)	8,855	216,770
Universal Forest Products, Inc. (a)	10,498	251,532
USG Corp. (b)	37,000	530,580

		4,410,684

Capital Markets—2.0%
Apollo Investment Corp. (a)	103,707	1,058,849
Arlington Asset Investment Corp. (a)	3,810	119,596
Artio Global Investors, Inc. (a)	15,576	176,009
BGC Partners, Inc. (a)	35,062	271,029
BlackRock Kelso Capital Corp. (a)	38,057	341,371

Calamos Asset Management, Inc. (a)	11,175	162,261
Capital Southwest Corp.	1,383	127,609
Cohen & Steers, Inc. (a)	9,693	321,323
Cowen Group, Inc. (b)	41,898	157,536
Diamond Hill Investment Group, Inc. (a) (b)	1,546	125,674
Duff & Phelps Corp.	14,889	191,026
Edelman Financial Group, Inc. (a)	12,429	98,065
Epoch Holding Corp. (a)	7,781	138,891
Evercore Partners, Inc.	10,190	339,531
FBR Capital Markets Corp. (b)	29,104	98,954
Fifth Street Finance Corp. (a)	35,987	417,449
Financial Engines, Inc. (b)	19,844	514,357
FXCM, Inc. (a)	12,607	125,062
GAMCO Investors, Inc. (a)	3,845	177,985
GFI Group, Inc. (a)	37,777	173,396
Gladstone Capital Corp. (a)	12,173	112,479
Gladstone Investment Corp.	14,338	102,373
Gleacher & Co., Inc. (a) (b)	41,042	83,726
Golub Capital BDC, Inc. (a)	5,309	79,263
Harris & Harris Group, Inc. (a) (b)	16,079	82,485
Hercules Technology Growth Capital, Inc. (a)	23,775	250,113
HFF, Inc. (b)	15,042	226,984
ICG Group, Inc. (a) (b)	20,148	246,410
International FCStone, Inc. (a) (b)	7,668	185,642
Investment Technology Group, Inc. (a) (b)	23,464	328,965
KBW, Inc. (a) (b)	19,039	356,029
Knight Capital Group, Inc. (b)	54,243	597,758
Kohlberg Capital Corp.	9,904	78,737
Ladenburg Thalmann Financial Services, Inc. (b)	55,150	76,107
Main Street Capital Corp. (a)	10,533	199,600
MCG Capital Corp. (a) (b)	47,755	290,350
Medallion Financial Corp.	7,820	76,245
MF Global Holdings, Ltd. (a) (b)	84,892	657,064
MVC Capital, Inc. (a)	13,488	178,446
NGP Capital Resources Co. (a)	13,570	111,274
Oppenheimer Holdings, Inc. (a)	5,749	162,179
optionsXpress Holdings, Inc. (b)	23,378	389,945
PennantPark Investment Corp. (a)	24,137	270,576
Piper Jaffray Cos. (a) (b)	8,439	243,128
Prospect Capital Corp. (a)	51,345	519,098

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Capital Markets—(Continued)
Safeguard Scientifics, Inc. (a) (b)	11,857	$223,860
Solar Capital, Ltd. (a)	18,901	466,666
Solar Senior Capital, Ltd. (b)	4,714	84,616

Stifel Financial Corp. (b)	27,471	985,110
SWS Group, Inc.	16,722	100,165
TICC Capital Corp. (a)	17,497	167,971
Triangle Capital Corp.	10,249	189,197
Virtus Investment Partners, Inc. (b)	2,869	174,148
Westwood Holdings Group, Inc. (a)	3,352	127,711

		13,560,393

Chemicals—2.1%
A. Schulman, Inc. (a)	16,210	408,330
American Vanguard Corp. (a)	8,773	113,786
Arch Chemicals, Inc. (a)	12,207	420,409
Balchem Corp. (a)	15,297	669,703
Calgon Carbon Corp. (a) (b)	30,355	516,035
Chemtura Corp. (b)	49,895	908,089
Ferro Corp. (b)	46,359	623,065
Flotek Industries, Inc. (b)	25,871	220,421
FutureFuel Corp.	9,675	117,164
Georgia Gulf Corp. (a) (b)	18,309	441,979
H.B. Fuller Co.	25,868	631,697
Hawkins, Inc. (a)	4,778	173,059
Innophos Holdings, Inc. (a)	11,603	566,226
Innospec, Inc.	12,282	412,798
Koppers Holdings, Inc. (a)	11,124	421,933
Kraton Performance Polymers, Inc. (b)	16,524	647,245
Landec Corp. (a) (b)	16,296	107,554
LSB Industries, Inc. (a) (b)	9,338	400,787
Minerals Technologies, Inc.	10,111	670,258
NewMarket Corp. (a)	4,670	797,216
Olin Corp.	41,593	942,497
OM Group, Inc. (b)	16,641	676,290
Omnova Solutions, Inc. (a) (b)	24,497	170,499
PolyOne Corp. (b)	49,970	773,036
Quaker Chemical Corp. (a)	6,173	265,501
Senomyx, Inc. (a) (b)	21,884	112,484
Sensient Technologies Corp. (a)	26,602	986,136
Spartech Corp. (b)	18,201	110,844
Stepan Co. (a)	4,048	287,003
STR Holdings, Inc. (a) (b)	15,387	229,574
TPC Group, Inc. (b)	6,874	269,598
Zagg, Inc. (a) (b)	10,349	138,677
Zep, Inc.	10,985	207,617
Zoltek Cos., Inc. (a) (b)	15,344	161,572

		14,599,082

Commercial Banks—5.2%
1st Source Corp. (a)	8,143	168,886
1st United Bancorp, Inc. (b)	12,209	75,940
Alliance Financial Corp. (a)	2,459	75,073
Ameris Bancorp	13,498	119,727
Ames National Corp. (a)	4,449	80,794
Arrow Financial Corp. (a)	5,223	127,807
Bancfirst Corp. (a)	4,227	163,162

Security Description	Shares	Value*

Commercial Banks—(Continued)
Banco Latinoamericano de Exportaciones S.A.	13,911	$240,939
Bancorp Rhode Island, Inc.	1,946	88,193
Bancorp, Inc. (b)	12,237	127,877
BancorpSouth, Inc.	43,258	536,832
Bank of Kentucky Financial Corp.	2,984	66,454
Bank of Marin Bancorp	3,199	113,149
Bank of the Ozarks, Inc.	7,390	384,723
Banner Corp.	8,565	149,888
Boston Private Financial Holdings, Inc. (a)	40,232	264,727
Bridge Bancorp, Inc.	3,489	74,246
Bryn Mawr Bank Corp.	4,797	97,139
Camden National Corp. (a)	3,953	129,698
Cardinal Financial Corp. (a)	17,067	186,884
Cathay General Bancorp	41,687	683,250
Center Financial Corp. (b)	19,666	124,879
Centerstate Banks, Inc.	11,072	76,618
Central Pacific Financial Corp. (b)	7,560	105,840
Chemical Financial Corp. (a)	13,525	253,729
Citizens & Northern Corp.	6,716	101,210
City Holding Co. (a)	8,871	293,009
CNB Financial Corp.	6,782	94,202
CoBiz Financial, Inc. (a)	17,832	116,621
Columbia Banking System, Inc. (a)	21,597	371,900
Community Bank System, Inc. (a)	17,937	444,658
Community Trust Bancorp, Inc. (a)	7,420	205,682
CVB Financial Corp. (a)	47,878	442,872
Eagle Bancorp, Inc. (b)	9,117	121,256
Enterprise Financial Services Corp.	6,930	93,763
Financial Institutions, Inc.	6,461	106,090
First Bancorp (a)	8,242	84,398
First Busey Corp.	42,355	224,058
First Commonwealth Financial Corp.	56,357	323,489
First Community Bancshares, Inc. (a)	8,470	118,580
First Financial Bancorp	30,745	513,134
First Financial Bankshares, Inc. (a)	16,723	576,107
First Financial Corp.	6,038	197,684
First Interstate Bancsystem, Inc. (a)	6,876	101,352
First Merchants Corp.	14,938	133,546

First Midwest Bancorp, Inc.	41,102	505,144
FirstMerit Corp.	57,420	948,004
FNB Corp. (a)	65,016	672,916
German American Bancorp, Inc.	6,759	112,064
Glacier Bancorp, Inc. (a)	38,230	515,340
Great Southern Bancorp, Inc. (a)	6,069	115,008
Hampton Roads Bankshares, Inc. (a) (b)	5,086	50,351
Hancock Holding Co. (a)	40,443	1,252,924
Heartland Financial USA, Inc.	7,703	112,079
Heritage Financial Corp. (b)	10,314	133,360
Home Bancshares, Inc. (a)	11,883	280,914
Hudson Valley Holding Corp. (a)	7,172	138,491
Iberiabank Corp. (a)	14,275	822,811
Independent Bank Corp. (a)	11,835	310,669
International Bancshares Corp.	28,704	480,218
Investors Bancorp, Inc. (a) (b)	25,837	366,885
Lakeland Bancorp, Inc. (a)	13,253	132,265
Lakeland Financial Corp. (a)	9,208	204,970
MainSource Financial Group, Inc. (a)	12,295	102,049

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
MB Financial, Inc. (a)	28,968	$557,344
Metro Bancorp, Inc. (b)	7,532	86,015
Nara Bancorp, Inc. (a) (b)	19,022	154,649
National Bankshares, Inc.	4,218	105,619
National Penn Bancshares, Inc. (a)	67,536	535,561
NBT Bancorp, Inc. (a)	18,672	413,211
Northfield Bancorp, Inc. (a)	10,092	141,894
Old National Bancorp	50,541	545,843
OmniAmerican Bancorp, Inc. (a) (b)	7,185	107,559
Oriental Financial Group, Inc. (a)	24,751	319,040
Orrstown Financial Services, Inc.	3,094	81,403
Pacific Continental Corp.	10,841	99,195
PacWest Bancorp (a)	15,528	319,411
Park National Corp. (a)	6,718	442,447
Park Sterling Corp. (a) (b)	14,829	73,552
Penns Woods Bancorp, Inc.	1,988	68,308
Pinnacle Financial Partners, Inc. (a) (b)	18,820	292,839
PrivateBancorp, Inc. (a)	31,105	429,249
Prosperity Bancshares, Inc. (a)	25,017	1,096,245
Renasant Corp.	12,711	184,182
Republic Bancorp, Inc. (Class A)	5,421	107,878
S&T Bancorp, Inc. (a)	13,465	250,314
S.Y. Bancorp, Inc.	7,089	164,819
Sandy Spring Bancorp, Inc. (a)	13,670	245,923
SCBT Financial Corp. (a)	7,106	203,800
Signature Bank (b)	21,858	1,250,278
Simmons First National Corp. (a)	10,899	279,668
Southside Bancshares, Inc. (a)	7,928	157,371
Southwest Bancorp, Inc. (a)	11,006	107,749
State Bancorp, Inc. (a)	10,603	141,444
State Bank Financial Corp. (b)	16,379	268,124
StellarOne Corp. (a)	12,984	157,236
Sterling Bancorp	17,221	163,427
Sterling Bancshares, Inc.	53,803	439,032
Sterling Financial Corp. (b)	13,897	223,325
Suffolk Bancorp	5,523	77,101
Susquehanna Bancshares, Inc. (a)	68,574	548,592
SVB Financial Group (b)	22,336	1,333,683
Texas Capital Bancshares, Inc. (a) (b)	19,435	502,006
The First of Long Island Corp.	3,358	93,655
Tompkins Financial Corp. (a)	3,788	148,641
Tower Bancorp, Inc.	4,238	116,121
TowneBank (a)	11,846	158,499
TriCo Bancshares (a)	8,062	117,705
Trustmark Corp. (a)	34,161	799,709
UMB Financial Corp. (a)	16,960	710,285
Umpqua Holdings Corp. (a)	60,457	699,488
Union First Market Bankshares Corp. (a)	9,844	119,900
United Bankshares, Inc.	21,190	518,731
United Community Banks, Inc. (a) (b)	10,106	106,724
Univest Corp. of Pennsylvania (a)	9,559	149,407
Washington Banking Co.	9,167	121,188
Washington Trust Bancorp, Inc. (a)	7,713	177,168
Webster Finanical Corp.	38,104	800,946
WesBanco, Inc.	12,861	252,847
West Coast Bancorp (b)	10,292	172,494
Westamerica Bancorp (a)	15,734	774,900

Security Description	Shares	Value*

Commercial Banks—(Continued)
Western Alliance Bancorp (b)	41,013	$291,192
Wilshire Bancorp, Inc. (b)	29,438	86,548
Wintrust Financial Corp.	18,190	585,354

		36,113,365

Commercial Services & Supplies—2.4%
ABM Industries, Inc. (a)	27,975	652,937
ACCO Brands Corp. (a) (b)	29,639	232,666
American Reprographics Co. (b)	21,042	148,767
APAC Customer Services, Inc. (a) (b)	16,478	87,828
Casella Waste Systems, Inc. (b)	14,812	90,353
Cenveo, Inc. (a) (b)	29,691	190,022
Clean Harbors, Inc. (b)	12,345	1,274,621
Consolidated Graphics, Inc. (b)	5,130	281,894
Deluxe Corp.	27,650	683,232
EnergySolutions, Inc.	43,403	214,411
EnerNOC, Inc. (b)	10,593	166,734
Ennis, Inc. (a)	14,123	245,740
G&K Services, Inc.	10,384	351,602
Healthcare Services Group, Inc. (a)	35,527	577,314
Herman Miller, Inc.	30,530	831,027
Higher One Holdings, Inc. (a) (b)	15,855	299,977
HNI Corp.	24,237	608,833
Innerworkings, Inc. (a) (b)	12,474	104,033
Interface, Inc.	27,334	529,460
Intersections, Inc.	4,762	86,668
Kimball International, Inc. (Class B) (a)	18,813	120,968
Knoll, Inc. (a)	25,885	519,512
M&F Worldwide Corp. (a) (b)	6,079	157,081
McGrath Rentcorp	13,375	375,570
Metalico, Inc. (b)	16,397	96,742
Mine Safety Appliances Co. (a)	14,087	526,009
Mobile Mini, Inc. (a) (b)	19,043	403,521
Multi-Color Corp. (a)	6,895	170,238
Quad/Graphics, Inc.	13,076	508,133
Rollins, Inc.	34,359	700,236
Schawk, Inc.	6,937	114,877
Standard Parking Corp. (a) (b)	8,683	138,668
Steelcase, Inc.	41,383	471,352
Swisher Hygiene, Inc. (b)	43,840	246,819
SYKES Enterprises, Inc. (b)	22,444	483,219
Team, Inc. (b)	8,734	210,751
Tetra Tech, Inc. (b) (c)	33,211	747,247
The Brink’s Co.	25,861	771,434
The GEO Group, Inc. (b)	33,616	774,176
TMS International Corp. (b)	6,671	87,057
U.S. Ecology, Inc.	10,910	186,561
United Stationers, Inc.	23,837	844,545
Viad Corp.	11,786	262,710

		16,575,545

Communications Equipment—2.2%
ADTRAN, Inc.	33,213	1,285,675
Anaren, Inc. (a) (b)	8,343	177,289
Arris Group, Inc. (b)	65,339	758,586
Aruba Networks, Inc. (b)	43,348	1,280,933

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Aviat Networks, Inc. (a) (b)	31,258	$123,157
Bel Fuse, Inc. (Class B)	6,585	142,829
Black Box Corp.	9,812	306,821
Blue Coat Systems, Inc. (b)	22,793	498,255
Calix, Inc. (a) (b)	19,494	405,865
Comtech Telecommunications Corp. (b)	13,094	367,156
DG FastChannel, Inc. (a) (b)	13,643	437,258
Digi International, Inc. (a) (b)	14,316	186,108
Emcore Corp. (b)	45,770	125,410
EMS Technologies, Inc. (b)	8,800	290,136
Emulex Corp. (b)	45,893	394,680
Extreme Networks (a) (b)	50,140	162,454
Finisar Corp. (b)	47,662	859,346
Globecomm Systems, Inc. (b)	14,070	218,929
Harmonic, Inc. (b)	59,191	427,951
Infinera Corp. (a) (b)	54,168	374,301
InterDigital, Inc. (b) (c)	23,128	944,779
Ixia (b)	17,936	229,581
KVH Industries, Inc. (a) (b)	8,413	89,430
Loral Space & Communications, Inc. (a) (b)	5,792	402,370
Meru Networks, Inc. (a) (b)	5,581	67,028
Netgear, Inc. (b)	18,973	829,500
Oclaro, Inc. (b)	26,529	178,275
Oplink Communications, Inc. (b)	10,830	201,763
Plantronics, Inc.	25,616	935,752
Powerwave Technologies, Inc. (b)	90,857	268,028
SeaChange International, Inc. (a) (b)	15,237	164,255
ShoreTel, Inc. (a) (b)	25,559	260,702
Sonus Networks, Inc. (a) (b)	115,150	373,086
Sycamore Networks, Inc. (a) (b)	9,730	216,395
Symmetricom, Inc. (b)	25,522	148,793
Tekelec (b)	31,918	291,411
ViaSat, Inc. (a) (b)	18,798	813,389
Westell Technologies, Inc. (b)	27,511	98,214

		15,335,890

Computers & Peripherals—0.6%
Avid Technology, Inc. (a) (b)	15,838	298,388
Cray, Inc. (a) (b)	19,023	121,747
Dot Hill Systems Corp. (b)	29,272	83,133
Electronics for Imaging, Inc. (b)	24,822	427,435
Hypercom Corp. (b)	25,167	247,392
Imation Corp. (a) (b)	16,653	157,204
Immersion Corp. (b)	16,446	140,284
Intermec, Inc. (b)	30,773	339,734
Intevac, Inc. (a) (b)	10,996	112,269
Novatel Wireless, Inc. (a) (b)	18,653	102,218
OCZ Technology Group, Inc. (b)	26,623	212,984
Quantum Corp. (b)	116,840	385,572
Silicon Graphics International Corp. (a) (b)	18,071	310,821
STEC, Inc. (a) (b)	21,917	372,808
Stratasys, Inc. (b)	10,894	367,128
Super Micro Computer, Inc. (a) (b)	12,145	195,413
Synaptics, Inc. (b)	18,012	463,629
Xyratex, Ltd. (a) (b)	16,304	167,279

		4,505,438

Security Description	Shares	Value*

Construction & Engineering—0.7%
Comfort Systems USA, Inc. (a)	21,659	$229,802
Dycom Industries, Inc. (b)	18,140	296,408
EMCOR Group, Inc. (b)	35,595	1,043,289
Furmanite Corp. (a) (b)	21,557	171,163
Granite Construction, Inc. (a)	20,021	491,115
Great Lakes Dredge & Dock Corp. (a)	32,033	178,744
Insituform Technologies, Inc. (a) (b)	20,173	423,028
Layne Christensen Co. (a) (b)	10,438	316,689
MasTec, Inc. (b)	29,193	575,686
Michael Baker Corp. (a)	4,638	97,954
MYR Group, Inc. (b)	10,138	237,229
Northwest Pipe Co. (a) (b)	4,794	124,932
Orion Marine Group, Inc. (a) (b)	14,575	137,151
Pike Electric Corp. (b)	9,045	79,958
Primoris Services Corp.	11,525	148,672
Sterling Construction Co., Inc. (a) (b)	8,227	113,286
Tutor Perini Corp. (b)	15,024	288,160

		4,953,266

Construction Materials—0.2%
Eagle Materials, Inc.	23,053	642,487
Headwaters, Inc. (b)	34,324	107,434
Texas Industries, Inc. (a)	11,251	468,379

		1,218,300

Consumer Finance—0.7%
Advance America Cash Advance Centers, Inc.	30,441	209,739
Cash America International, Inc.	15,693	908,154
Credit Acceptance Corp. (b)	3,046	257,296
Dollar Financial Corp. (b)	22,515	487,450
Ezcorp., Inc. (b)	24,505	871,765
First Cash Financial Services, Inc. (b)	16,253	682,463
Imperial Holdings, Inc. (b)	10,183	103,459
Nelnet, Inc.	14,274	314,884
Netspend Holdings, Inc. (b)	16,359	163,590
World Acceptance Corp. (b)	8,757	574,197

		4,572,997

Containers & Packaging—0.2%
AEP Industries, Inc. (b)	2,487	72,596
Boise, Inc. (b)	51,850	403,912
Graham Packaging Co., Inc. (a) (b)	12,509	315,477
Graphic Packaging Holding Co. (b)	82,819	450,535
Myers Industries, Inc.	18,780	193,058

		1,435,578

Distributors—0.0%
Core-Mark Holding Co., Inc. (a) (b)	5,639	201,312

Diversified Consumer Services—1.3%
American Public Education, Inc. (a) (b)	9,943	442,563
Bridgepoint Education, Inc. (a) (b)	10,625	265,625
Capella Education Co. (a) (b)	9,020	377,487
Coinstar, Inc. (a) (b)	16,796	916,054
Corinthian Colleges, Inc. (a) (b)	47,588	202,725

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Grand Canyon Education, Inc. (a) (b)	16,799	$238,210
Hillenbrand, Inc. (a)	32,483	768,223
K12, Inc. (a) (b)	13,883	460,083
Lincoln Educational Services Corp. (b)	11,700	200,655
Mac-Gray Corp. (a)	7,254	112,074
Matthews International Corp.	16,648	668,417
Pre-Paid Legal Services, Inc. (a) (b)	4,154	276,199
Regis Corp. (a)	30,707	470,431
Sotheby’s (a)	36,034	1,567,479
Steiner Leisure, Ltd. (b)	8,240	376,403
Stewart Enterprises, Inc. (a)	47,112	343,918
Strayer Education, Inc.	6,343	801,692
Universal Technical Institute, Inc. (b)	11,178	220,989

		8,709,227

Diversified Financial Services—0.4%
Compass Diversified Holdings	19,657	324,144
Encore Capital Group, Inc. (b)	8,355	256,666
MarketAxess Holdings, Inc.	13,924	348,935
NewStar Financial, Inc. (b)	17,323	185,010
PHH Corp. (a) (b)	30,324	622,248
Pico Holdings, Inc. (a) (b)	12,147	352,263
Portfolio Recovery Associates, Inc. (b)	9,087	770,487

		2,859,753

Diversified Telecommunication Services—0.8%
8X8, Inc. (b)	32,183	157,375
AboveNet, Inc. (b)	12,084	851,439
Alaska Communication Systems Group, Inc. (a)	21,083	187,006
Atlantic Tele-Network, Inc. (a)	4,754	182,364
Cbeyond, Inc. (a) (b)	13,419	177,533
Cincinnati Bell, Inc. (a) (b)	111,219	369,247
Cogent Communications Group, Inc. (a) (b)	24,794	421,746
Consolidated Communications Holdings, Inc. (a)	12,857	249,940
Fairpoint Communications, Inc. (b)	11,170	102,876
General Communication, Inc. (b)	20,236	244,249
Global Crossing, Ltd. (b)	16,822	645,628
HickoryTech Corp.	6,922	82,233
IDT Corp. (b)	7,605	205,487
inContact, Inc. (b)	15,901	75,530
Iridium Communications, Inc. (a) (b)	18,851	163,061
Neutral Tandem, Inc. (a) (b)	17,795	309,989
PAETEC Holding Corp. (a) (b)	65,390	313,218
Premiere Global Services, Inc. (a) (b)	33,133	264,401
SureWest Communications	7,285	121,805
Towerstream Corp. (b)	17,477	87,210
Vonage Holdings Corp. (b)	71,817	316,713

		5,529,050

Electric Utilities—1.2%
Allete, Inc.	16,583	680,566
Central Vermont Public Service Corp.	6,872	248,423
Cleco Corp.	32,357	1,127,641
El Paso Electric Co. (a)	23,445	757,274

Security Description	Shares	Value*

Electric Utilities—(Continued)
IDACORP, Inc.	24,978	$986,631
MGE Energy, Inc. (a)	12,573	509,584
PNM Resources, Inc.	46,156	772,651
Portland General Electric Co.	40,140	1,014,739
The Empire District Electric Co.	21,114	406,656
UIL Holdings Corp. (a)	26,643	861,901
Unisource Energy Corp.	18,969	708,113
Unitil Corp. (a)	6,123	161,035

		8,235,214

Electrical Equipment—1.3%
A123 Systems, Inc. (a) (b)	46,218	245,880
Active Power, Inc. (b)	41,448	101,548
Acuity Brands, Inc.	23,325	1,301,068
American Superconductor Corp. (b)	26,590	240,374
AZZ, Inc. (a)	6,663	305,165
Belden, Inc.	25,132	876,102
Brady Corp. (a)	26,265	842,056
Broadwind Energy, Inc. (a) (b)	48,814	70,780
Capstone Turbine Corp. (a) (b)	131,034	200,482
Encore Wire Corp. (a)	10,441	252,881
EnerSys (b)	25,879	890,755
Franklin Electric Co., Inc. (a)	12,236	574,480
FuelCell Energy, Inc. (a) (b)	53,609	70,228
Generac Holdings, Inc. (b)	12,918	250,609
Global Power Equipment Group, Inc. (a) (b)	8,163	216,483
II-VI, Inc. (b)	27,302	698,931
LSI Industries, Inc. (a)	9,981	79,249
Powell Industries, Inc. (a) (b)	4,404	160,746
Preformed Line Products Co. (a)	1,221	86,911
Satcon Technology Corp. (a) (b)	61,565	147,140
Vicor Corp. (a) (b)	10,377	167,796
Woodward Governor Co. (a)	32,367	1,128,314

		8,907,978

Electronic Equipment, Instruments & Components—2.3%
Aeroflex Holding Corp. (b)	10,280	186,582
Agilysys, Inc. (b)	9,268	77,295
Anixter International, Inc. (b)	14,876	971,998
Benchmark Electronics, Inc. (b)	34,662	571,923
Brightpoint, Inc. (b)	38,434	311,700
Checkpoint Systems, Inc. (b)	21,005	375,569
Cognex Corp.	21,274	753,738
Coherent, Inc. (b)	13,542	748,466
CTS Corp.	18,070	174,737
Daktronics, Inc.	18,513	199,755
DTS, Inc. (b)	9,298	377,034
Echelon Corp. (a) (b)	16,807	152,776
Electro Rent Corp. (a)	9,062	155,141
Electro Scientific Industries, Inc. (a) (b)	15,327	295,811
Fabrinet (a) (b)	10,572	256,688
FARO Technologies, Inc. (b)	8,551	374,534
Gerber Scientific, Inc. (a) (b)	14,024	156,087
GSI Group, Inc. (b)	13,392	161,374
Insight Enterprises, Inc. (b) (c)	25,231	446,841
Kemet Corp. (b)	22,874	326,869

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
L-1 Identity Solutions, Inc. (a) (b)	39,842	$468,144
LeCroy Corp. (b)	8,496	102,292
Littelfuse, Inc. (b)	11,987	703,877
Maxwell Technologies, Inc. (b)	14,377	232,764
Measurement Specialties, Inc. (b)	8,286	295,810
Mercury Computer Systems, Inc. (b)	15,581	291,053
Methode Electronics, Inc.	20,336	236,101
MTS Systems Corp.	8,022	335,560
Multi-Fineline Electronix, Inc. (a) (b)	5,936	128,277
Newport Corp. (b)	20,202	367,070
OSI Systems, Inc. (a) (b)	9,872	424,496
Park Electrochemical Corp.	10,569	295,404
Plexus Corp. (b) (c)	21,535	749,633
Power-One, Inc. (a) (b)	37,411	303,029
Pulse Electronics Corp.	23,824	105,302
RadiSys Corp. (b)	14,648	106,784
Richardson Electronics, Ltd. (a)	8,010	108,856
Rofin-Sinar Technologies, Inc. (a) (b)	15,227	520,002
Rogers Corp. (b)	8,965	414,183
Sanmina-SCI Corp. (b)	42,537	439,407
Scansource, Inc. (b)	14,516	544,060
SMART Modular Technologies (WWH), Inc. (a) (b)	33,747	309,123
SYNNEX Corp. (a) (b)	12,144	384,965
TTM Technologies, Inc. (a) (b)	26,923	431,306
Universal Display Corp. (a) (b)	18,925	664,078
Vishay Precision Group, Inc. (b)	6,373	107,576
Zygo Corp. (a) (b)	8,667	114,578

		16,258,648

Energy Equipment & Services—2.1%
Basic Energy Services, Inc. (a) (b)	13,899	437,401
Bristow Group, Inc. (a) (b)	19,244	981,829
Cal Dive International, Inc. (b)	50,687	303,108
Complete Production Services, Inc. (b)	41,638	1,389,044
Dawson Geophysical Co. (a) (b)	5,124	174,985
Dril-Quip, Inc. (b)	18,160	1,231,793
Exterran Holdings, Inc. (b)	33,119	656,750
Global Geophysical Services, Inc. (b)	9,386	167,071
Global Industries, Ltd. (b)	57,999	317,834
Gulf Island Fabrication, Inc. (a)	7,812	252,171
Gulfmark Offshore, Inc. (a) (b)	12,746	563,246
Helix Energy Solutions Group, Inc. (b)	55,982	927,062
Hercules Offshore, Inc. (b)	64,791	356,998
Hornbeck Offshore Services, Inc. (b)	13,379	367,922
ION Geophysical Corp. (a) (b)	68,572	648,691
Key Energy Services, Inc. (b)	66,057	1,189,026
Lufkin Industries, Inc.	15,658	1,347,371
Matrix Service Co. (b)	14,196	189,942
Mitcham Industries, Inc. (b)	5,193	89,839
Natural Gas Services Group, Inc. (b)	6,643	107,351
Newpark Resources, Inc. (a) (b)	49,796	451,650
OYO Geospace Corp. (a) (b)	1,902	190,200
Parker Drilling Co. (a) (b)	67,607	395,501

PHI, Inc. (a) (b)	7,440	161,671
Pioneer Drilling Co. (b)	27,178	414,193

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Tesco Corp. (b)	16,366	$317,664
Tetra Technologies, Inc. (b)	39,068	497,336
Union Drilling, Inc. (a) (b)	8,530	87,774
Vantage Drilling Co. (a) (b)	106,150	193,193
Willbros Group, Inc. (b)	25,879	221,007

		14,629,623

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc. (a)	20,162	887,128
Ingles Markets, Inc. (a)	7,334	121,378
Nash Finch Co. (a)	6,720	240,643
Pricesmart, Inc. (a)	8,493	435,096
Rite Aid Corp. (a) (b)	301,244	400,655
Ruddick Corp. (a)	25,459	1,108,485
Spartan Stores, Inc.	11,884	232,095
The Andersons, Inc. (a)	10,396	439,231
The Fresh Market, Inc. (a) (b)	14,571	563,606
The Pantry, Inc. (b)	12,441	233,766
United Natural Foods, Inc. (b)	25,510	1,088,512
Village Super Market, Inc.	3,450	95,599
Weis Markets, Inc. (a)	6,205	252,730
Winn-Dixie Stores, Inc. (a) (b)	30,224	255,393

		6,354,317

Food Products—1.3%
B&G Foods, Inc.	26,426	544,904
Cal-Maine Foods, Inc. (a)	7,468	238,677
Calavo Growers, Inc. (a)	6,124	128,972
Chiquita Brands International, Inc. (b)	24,259	315,852
Darling International, Inc. (b)	60,621	1,072,992
Diamond Foods, Inc. (a)	11,021	841,343
Dole Food Co., Inc. (a) (b)	20,253	273,821
Fresh Del Monte Produce, Inc. (a) (b)	18,596	495,955
Imperial Sugar Co.	7,424	148,480
J&J Snack Foods Corp. (a)	7,928	395,211
Lancaster Colony Corp. (a)	10,171	618,600
Limoneira Co.	4,538	102,513
Omega Protein Corp. (b)	10,030	138,414
Pilgrim’s Pride Corp. (a) (b)	26,640	144,122
Sanderson Farms, Inc. (a)	11,689	558,500
Seneca Foods Corp. (a) (b)	4,612	117,975
Smart Balance, Inc. (a) (b)	35,186	182,264
Snyders-Lance, Inc.	24,477	529,438
Synutra International, Inc. (a) (b)	10,851	106,557

The Hain Celestial Group, Inc. (a) (b)	18,553	618,928
Tootsie Roll Industries, Inc. (a)	13,360	390,914
TreeHouse Foods, Inc. (a) (b)	18,597	1,015,582

		8,980,014

Gas Utilities—1.1%
Chesapeake Utilities Corp. (a)	4,668	186,860
New Jersey Resources Corp. (a)	21,933	978,431
Nicor, Inc.	23,911	1,308,888
Northwest Natural Gas Co. (a)	14,144	638,319
Piedmont Natural Gas Co., Inc. (a)	37,459	1,133,510

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—(Continued)
South Jersey Industries, Inc. (a)	15,904	$863,746
Southwest Gas Corp. (a)	23,934	924,092
The Laclede Group, Inc. (a)	12,170	460,391
WGL Holdings, Inc.	26,917	1,036,035

		7,530,272

Health Care Equipment & Supplies—3.1%
Abaxis, Inc. (a) (b)	12,234	333,376
ABIOMED, Inc. (b)	16,820	272,484
Accuray, Inc. (a) (b)	32,615	261,246
Align Technology, Inc. (b)	33,035	753,198
Alphatec Holdings, Inc. (b)	26,790	93,229
Analogic Corp. (a)	7,574	398,317
Angiodynamics, Inc. (a) (b)	13,423	191,009
Antares Pharma, Inc. (b)	45,848	101,324
ArthroCare Corp. (b)	14,508	485,583
AtriCure, Inc. (b)	7,278	93,886
Atrion Corp. (a)	733	144,987
Biolase Technology, Inc. (b)	14,737	75,748
Cantel Medical Corp.	9,108	245,096
Cardiovascular Systems, Inc. (b)	6,874	100,085
Cerus Corp. (a) (b)	24,900	74,700
Conceptus, Inc. (a) (b)	16,733	195,274
Conmed Corp. (a) (b)	16,372	466,275
CryoLife, Inc. (b)	17,220	96,432
Cyberonics, Inc. (a) (b)	16,307	455,781
Delcath Systems, Inc. (a) (b)	24,237	125,063
DexCom, Inc. (b)	35,316	511,729
Endologix, Inc. (a) (b)	26,953	250,663
Exactech, Inc. (a) (b)	5,322	95,849
Greatbatch, Inc. (a) (b)	12,931	346,809
Haemonetics Corp. (b)	13,282	854,962
HeartWare International, Inc. (b)	6,224	461,074
ICU Medical, Inc. (a) (b)	6,398	279,593
Immucor, Inc. (b)	31,323	639,616

Insulet Corp. (b)	23,395	518,667
Integra LifeSciences Holdings Corp. (b)	10,937	522,898
Invacare Corp.	15,930	528,717
IRIS International, Inc. (b)	8,219	82,108
Kensey Nash Corp. (a) (b)	5,237	132,130
MAKO Surgical Corp. (b)	16,569	492,596
Masimo Corp. (a) (b)	27,097	804,239
Medical Action Industries, Inc. (b)	8,489	69,185
Meridian Bioscience, Inc.	22,552	543,729
Merit Medical Systems, Inc. (b)	19,262	346,138
Natus Medical, Inc. (b)	16,472	249,551
Neogen Corp. (a) (b)	11,989	542,023
Neoprobe Corp. (a) (b)	46,017	152,776
NuVasive, Inc. (a) (b)	20,847	685,449
NxStage Medical, Inc. (a) (b)	23,123	481,421
OraSure Technologies, Inc. (a) (b)	23,242	198,254
Orthofix International NV (a) (b)	9,598	407,627
Palomar Medical Technologies, Inc. (a) (b)	11,206	126,404
Quidel Corp. (a) (b)	14,015	212,327
Rockwell Medical Technologies, Inc. (b)	8,311	106,713
RTI Biologics, Inc. (a) (b)	32,270	87,452

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
Solta Medical, Inc. (a) (b)	35,110	$96,904
SonoSite, Inc. (a) (b)	8,189	288,007
Spectranetics Corp. (a) (b)	19,030	118,367
Staar Surgical Co. (b)	19,419	102,921
Stereotaxis, Inc. (a) (b)	22,851	80,207
STERIS Corp.	31,719	1,109,531
SurModics, Inc. (b)	9,719	107,881
Symmetry Medical, Inc. (b)	21,060	188,908
Synovis Life Technologies, Inc. (b)	6,702	116,749
Tornier BV (b)	5,461	147,174
Unilife Corp. (a) (b)	26,491	137,223
Uroplasty, Inc. (b)	10,707	80,303
Vascular Solutions, Inc. (a) (b)	9,953	123,417
Volcano Corp. (b)	26,540	856,977
West Pharmaceutical Services, Inc. (a)	18,062	790,393
Wright Medical Group, Inc. (a) (b)	20,976	314,640
Young Innovations, Inc.	3,398	96,911
Zoll Medical Corp. (b)	11,905	674,537

		21,124,842

Health Care Providers & Services—3.0%
Accretive Health, Inc. (a) (b)	20,730	596,817
Air Methods Corp. (a) (b)	6,724	502,552
Almost Family, Inc. (a) (b)	4,862	133,219
Amedisys, Inc. (b)	14,741	392,553
American Dental Partners, Inc. (a) (b)	8,086	104,795
AMN Healthcare Services, Inc. (a) (b)	20,644	171,758
AmSurg Corp. (a) (b)	17,693	462,318
Assisted Living Concepts, Inc. (b)	10,628	178,338
Bio-Reference Labs, Inc. (a) (b)	12,716	265,764
BioScrip, Inc. (a) (b)	24,999	162,244
Capital Senior Living Corp. (b)	14,260	132,475
Centene Corp. (b)	26,880	955,046
Chemed Corp.	11,349	743,586
Chindex International, Inc. (b)	6,872	93,597
Corvel Corp. (b)	3,920	183,848
Cross Country Healthcare, Inc. (a) (b)	16,639	126,456
Emeritus Corp. (a) (b)	15,831	336,409
ExamWorks Group, Inc. (a) (b)	14,017	355,892
Five Star Quality Care, Inc. (a) (b)	18,607	108,107
Gentiva Health Services, Inc. (b)	16,117	335,717
Hanger Orthopedic Group, Inc. (b)	17,356	424,701
Healthsouth Corp. (a) (b)	50,404	1,323,105
Healthspring, Inc. (b)	35,732	1,647,603
Healthways, Inc. (b)	18,606	282,439
HMS Holdings Corp. (b)	14,553	1,118,689
IPC The Hospitalist Co., Inc. (a) (b)	9,377	434,624
Kindred Healthcare, Inc. (a) (b)	29,215	627,246
Landauer, Inc. (a)	5,165	318,112
LHC Group, Inc. (a) (b)	8,340	192,320
Magellan Health Services, Inc. (b)	17,477	956,691
Medcath Corp. (a) (b)	11,258	152,996
MedQuist Holdings, Inc. (b)	16,381	211,643
Metropolitan Health Networks, Inc. (b)	20,550	98,434
Molina Healthcare, Inc. (b)	14,540	394,325
MWI Veterinary Supply, Inc. (b)	6,398	516,766

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
National Healthcare Corp. (a)	4,998	$247,751
Owens & Minor, Inc. (a)	33,804	1,165,900
PharMerica Corp. (b)	17,146	218,783
PSS World Medical, Inc. (a) (b)	30,946	866,797
Rural/Metro Corp. (b)	11,036	190,261
Select Medical Holdings Corp. (b)	27,397	243,011
Skilled Healthcare Group, Inc. (a) (b)	11,426	108,090
Sun Healthcare Group, Inc. (b)	13,473	108,053
Sunrise Senior Living, Inc. (a) (b)	28,669	273,216
Team Health Holdings, Inc. (b)	13,813	310,931
The Ensign Group, Inc. (a)	7,894	239,899
The Providence Service Corp. (b)	7,703	97,443
Triple-S Management Corp. (a) (b)	12,074	262,368
U.S. Physical Therapy, Inc. (a) (b)	5,411	133,814
Universal American Corp. (b)	16,295	178,430
WellCare Health Plans, Inc. (b)	22,292	1,146,032

		20,831,964

Health Care Technology—0.5%
athenahealth, Inc. (a) (b)	17,892	735,361
Computer Programs & Systems, Inc.	5,856	371,739
HealthStream, Inc. (b)	7,956	105,576
MedAssets, Inc. (a) (b)	22,738	303,780
Medidata Solutions, Inc. (b)	10,191	243,259
Merge Healthcare, Inc. (a) (b)	29,111	151,377
Omnicell, Inc. (b)	16,926	263,876
Quality Systems, Inc.	10,134	884,698
Transcend Services, Inc. (b)	5,227	153,622

		3,213,288

Hotels, Restaurants & Leisure—2.5%
AFC Enterprises, Inc. (b)	12,829	211,037
Ambassadors Group, Inc. (a)	11,473	101,307
Ameristar Casinos, Inc.	16,695	395,838
Biglari Holdings, Inc. (b)	605	236,585
BJ’s Restaurants, Inc. (a) (b)	12,261	641,986
Bob Evans Farms, Inc. (a)	16,481	576,341
Boyd Gaming Corp. (a) (b)	29,447	256,189
Bravo Brio Restaurant Group, Inc. (b)	9,979	243,787
Buffalo Wild Wings, Inc. (b)	10,005	663,432
California Pizza Kitchen, Inc. (b)	11,398	210,521
Caribou Coffee Co., Inc. (b)	6,691	88,589
CEC Entertainment, Inc.	11,243	450,957
Churchill Downs, Inc. (a)	6,259	282,156
Cracker Barrel Old Country Store, Inc. (a)	12,295	606,266
Denny’s Corp. (b)	50,069	194,268
DineEquity, Inc. (a) (b)	8,015	418,944
Domino’s Pizza, Inc. (b)	31,988	807,377
Gaylord Entertainment Co. (a) (b)	18,601	558,030
International Speedway Corp.	15,258	433,480
Interval Leisure Group, Inc. (a) (b)	21,655	296,457
Isle of Capri Casinos, Inc. (b)	9,291	82,225
Jack in the Box, Inc. (b)	25,750	586,585
Jamba, Inc. (a) (b)	34,146	73,072
Krispy Kreme Doughnuts, Inc. (a) (b)	34,392	327,068
Life Time Fitness, Inc. (a) (b)	22,079	881,173

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Marcus Corp.	11,702	$115,616
Morgans Hotel Group Co. (a) (b)	13,101	94,196
O’Charleys, Inc. (a) (b)	9,552	69,825
Orient-Express Hotels, Ltd. (Class A) (a) (b)	54,371	584,488
P.F. Chang’s China Bistro, Inc.	12,202	491,008
Papa John’s International, Inc. (a) (b)	11,624	386,614
Peet’s Coffee & Tea, Inc. (b)	6,310	364,087
Pinnacle Entertainment, Inc. (a) (b)	33,689	501,966
Red Robin Gourmet Burgers, Inc. (a) (b)	6,723	244,583
Ruby Tuesday, Inc. (a) (b)	34,631	373,322
Ruth’s Hospitality Group, Inc. (a) (b)	17,912	100,486
Scientific Games Corp. (b)	35,321	365,219
Shuffle Master, Inc. (b)	29,393	274,971
Six Flags Entertainment Corp.	21,602	808,995
Sonic Corp. (a) (b)	33,333	354,330
Speedway Motorsports, Inc. (a)	7,078	100,366
Summit Hotel Properties, Inc. (b)	14,662	166,414
Texas Roadhouse, Inc. (a) (b)	31,112	545,549
The Cheesecake Factory, Inc. (a) (b)	29,922	938,653
Town Sports International Holdings, Inc. (b)	10,616	80,788
Vail Resorts, Inc. (a) (b)	19,490	900,828

		17,485,974

Household Durables—0.7%
American Greetings Corp. (a)	20,889	502,172
Beazer Homes USA, Inc. (a) (b)	35,270	119,565
Blyth, Inc.	3,322	167,263
Cavco Industries, Inc. (a) (b)	3,010	135,450
CSS Industries, Inc.	4,201	87,927
Ethan Allen Interiors, Inc.	12,159	258,865
Furniture Brands International, Inc. (a) (b)	26,243	108,646
Helen of Troy, Ltd. (a) (b)	16,936	584,800
iRobot Corp. (b)	11,340	400,189
KB Home	39,875	389,978
La-Z-Boy, Inc. (b)	26,643	262,966
Libbey, Inc. (a) (b)	13,793	223,722
M/I Homes, Inc. (a) (b)	8,667	106,257
MDC Holdings, Inc. (a)	19,433	478,829
Meritage Homes Corp. (a) (b)	14,227	320,961
National Presto Industries, Inc. (a)	2,572	261,032
Ryland Group, Inc. (a)	23,729	392,240
Standard Pacific Corp. (a) (b)	57,653	193,138
Universal Electronics, Inc. (a) (b)	7,461	188,465

		5,182,465

Household Products—0.1%
Central Garden & Pet Co. (b)	23,384	237,348
Spectrum Brands Holdings, Inc. (b)	9,828	314,496
WD-40 Co. (a)	8,908	347,768

		899,612

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp.	35,509	540,447
Dynegy, Inc. (a) (b)	54,768	339,014
Ormat Technologies, Inc.	9,298	204,649

		1,084,110

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—0.3%
Otter Tail Corp. (a)	19,686	$415,375
Raven Industries, Inc. (a)	8,732	486,460
Seaboard Corp.	171	413,478
Standex International Corp.	6,755	207,176
Tredegar Corp. (a)	13,367	245,284

		1,767,773

Insurance—2.3%
Alterra Capital Holdings, Ltd. (a)	47,013	1,048,390
American Equity Investment Life Holding Co. (a)	31,130	395,662
American Safety Insurance Holdings Ltd. (a) (b)	5,779	110,610
AMERISAFE, Inc. (b)	9,298	210,321
Amtrust Financial Services, Inc. (a)	12,119	276,071
Argo Group International Holdings, Ltd.	14,239	423,183
Baldwin & Lyons, Inc. (Class B) (a)	4,133	95,762
Citizens, Inc. (a) (b)	22,172	151,213
CNO Financial Group, Inc. (b)	119,099	942,073
Crawford & Co.	12,569	88,863
Delphi Financial Group, Inc.	24,752	723,006
eHealth, Inc. (a) (b)	9,867	131,823
Employers Holdings, Inc.	20,298	340,397
Enstar Group, Ltd. (b)	3,589	375,015
FBL Financial Group, Inc. (a)	7,338	235,917
First American Financial Corp.	55,676	871,329
Flagstone Reinsurance Holdings S.A.	28,130	237,136
FPIC Insurance Group, Inc. (b)	4,519	188,352
Global Indemnity plc (b)	6,518	144,569
Greenlight Capital Re, Ltd. (b)	15,207	399,792
Harleysville Group, Inc. (a)	6,735	209,930
Hilltop Holdings, Inc. (a) (b)	23,109	204,284
Horace Mann Educators Corp. (a)	21,022	328,153
Infinity Property & Casualty Corp. (a)	6,826	373,109
Maiden Holdings, Ltd.	26,833	244,180
Meadowbrook Insurance Group, Inc.	26,803	265,618
Montpelier Re Holdings, Ltd.	33,411	601,398
National Financial Partners Corp. (a) (b)	22,843	263,608
National Interstate Corp. (a)	3,464	79,326
National Western Life Insurance Co. (a)	1,212	193,278
OneBeacon Insurance Group, Ltd.	11,496	153,931
Platinum Underwriters Holdings, Ltd. (a)	20,098	668,057
Presidential Life Corp.	9,602	100,245
Primerica, Inc. (b)	17,617	387,045
ProAssurance Corp. (b)	16,508	1,155,560
RLI Corp. (a)	9,400	582,048
Safety Insurance Group, Inc.	6,815	286,503
SeaBright Holdings, Inc. (a)	12,481	123,562
Selective Insurance Group, Inc.	28,514	463,923
State Auto Financial Corp.	7,940	138,394
Stewart Information Services Corp.	9,368	93,961
Symetra Financial Corp.	35,009	470,171
The Navigators Group, Inc. (a) (b)	7,471	351,137
The Phoenix Cos., Inc. (a) (b)	66,674	164,018
Tower Group, Inc. (a)	18,780	447,340
United Fire & Casualty Co.	12,454	216,326

		15,954,589

Security Description	Shares	Value*

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	6,605	$290,488
HSN, Inc. (b)	20,930	689,015
NutriSystem, Inc.	14,262	200,524
Overstock.com, Inc. (a) (b)	8,775	133,555
PetMed Express, Inc.	13,291	157,498
Shutterfly, Inc. (a) (b)	15,435	886,278
ValueVision Media, Inc. (b)	21,201	162,188

		2,519,546

Internet Software & Services – 1.9%
Ancestry.com, Inc. (b)	16,407	679,086
comScore, Inc. (b)	16,517	427,790
Constant Contact, Inc. (a) (b)	15,503	393,466
Cornerstone OnDemand, Inc. (a) (b)	5,911	104,329
DealerTrack Holdings, Inc. (b)	21,632	496,454
Dice Holdings, Inc. (b)	25,094	339,271
Digital River, Inc. (a) (b)	20,871	671,211
EarthLink, Inc. (a)	62,730	482,707
Envestnet, Inc. (b)	9,919	147,297
Infospace, Inc. (b)	19,526	178,077
Internap Network Services Corp. (a) (b)	29,790	218,956
IntraLinks Holdings, Inc. (a) (b)	16,559	286,139
j2 Global Communications, Inc. (a) (b)	23,846	673,173
Keynote Systems, Inc.	7,039	152,254
KIT Digital, Inc. (a) (b)	15,501	185,082
Limelight Networks, Inc. (a) (b)	35,160	160,330
Liquidity Services, Inc. (b)	9,733	229,796
LivePerson, Inc. (a) (b)	27,290	385,881
LogMeIn, Inc. (b)	10,555	407,106
LoopNet, Inc. (b)	9,557	175,658
Marchex, Inc. (a)	11,466	101,818
Mediamind Technologies, Inc. (b)	4,090	89,735
ModusLink Global Solutions, Inc. (b)	26,440	118,451
Move, Inc. (a) (b)	87,261	191,102
NIC, Inc. (b)	33,146	446,145
OpenTable, Inc. (b)	12,199	1,013,981
Openwave Systems, Inc. (a) (b)	47,217	108,127
Perficient, Inc. (b)	13,045	133,842
QuinStreet, Inc. (b)	14,274	185,277
RealNetworks, Inc. (a) (b)	46,472	158,005
Responsys, Inc. (b)	4,910	87,054
Saba Software, Inc. (b)	14,832	133,933
SAVVIS, Inc. (b)	23,346	922,867
SciQuest, Inc. (b)	6,390	109,205
SPS Commerce, Inc. (b)	4,364	77,636
support.com, Inc. (a) (b)	26,739	128,347
The Active Network, Inc. (b)	6,369	112,094
Travelzoo, Inc. (b)	3,351	216,609
United Online, Inc.	48,001	289,446
ValueClick, Inc. (b)	40,054	664,896
Vocus, Inc. (b)	9,249	283,112
Web.com Group, Inc. (b)	15,061	185,552
XO Group, Inc. (b)	17,057	169,717
Zix Corp. (b)	36,710	140,966

		12,861,980

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—1.8%
Acxiom Corp. (a) (b)	42,046	$551,223
CACI International, Inc. (b) (c)	16,174	1,020,256
Cardtronics, Inc. (b)	22,315	523,287
Cass Information Systems, Inc.	4,901	185,062
Ciber, Inc. (a) (b)	32,578	180,808
Computer Task Group, Inc. (b)	8,399	110,615
Convergys Corp. (b)	54,509	743,503
CSG Systems International, Inc. (a) (b)	18,310	338,369
Echo Global Logistics, Inc. (b)	5,612	99,613
Euronet Worldwide, Inc. (b)	26,285	405,052
ExlService Holdings, Inc. (b)	8,515	196,697
Forrester Research, Inc. (a) (b)	7,965	262,526
Global Cash Access Holdings, Inc. (b)	27,402	87,138
Heartland Payment Systems, Inc.	20,734	427,120
iGate Corp.	16,029	261,593
Integral Systems, Inc. (b)	7,096	86,358
Lionbridge Technologies, Inc. (b)	32,603	103,678
Mantech International Corp. (b)	11,318	502,746
MAXIMUS, Inc. (a)	9,066	750,030
MoneyGram International, Inc. (a) (b)	48,126	159,778
NCI, Inc. (a) (b)	2,964	67,342
Ness Technologies, Inc. (b)	17,411	131,801
PRGX Global, Inc. (b)	10,120	72,358
RightNow Technologies, Inc. (b)	11,769	381,316
Sapient Corp. (b)	55,175	829,280
ServiceSource International, Inc. (b)	5,178	115,055
SRA International, Inc. (b)	22,999	711,129
Syntel, Inc. (a)	7,981	471,837
TeleTech Holdings, Inc. (b)	14,724	310,382
The Hackett Group, Inc. (b)	15,772	80,279
TNS, Inc. (b)	13,622	226,125
Unisys Corp. (b)	22,919	589,018
Virtusa Corp. (b)	7,925	150,179
Wright Express Corp. (b)	20,803	1,083,212

		12,214,765

Leisure Equipment & Products—0.5%
Arctic Cat, Inc. (a) (b)	6,783	91,096
Brunswick Corp. (a)	46,462	947,825
Callaway Golf Co. (a)	35,357	219,921
Eastman Kodak Co. (a) (b)	143,235	512,781
Jakks Pacific, Inc. (a) (b)	15,310	281,857
Leapfrog Enterprises, Inc. (b)	20,865	88,050
Pool Corp.	24,366	726,350
Smith & Wesson Holding Corp. (a) (b)	32,012	96,036
Steinway Musical Instruments, Inc. (b)	3,417	87,783
Sturm Ruger & Co., Inc.	11,619	255,037

		3,306,736

Life Sciences Tools & Services—0.4%
Accelrys, Inc. (a) (b)	31,619	224,811
Affymetrix, Inc. (a) (b) (c)	41,239	327,025
Caliper Life Sciences, Inc. (b)	24,948	202,328
Cambrex Corp. (b)	17,134	79,159
Complete Genomics, Inc. (b)	5,143	78,585
Enzo Biochem, Inc. (b)	19,826	84,261

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
eResearch Technology, Inc. (b)	26,533	$169,015
Furiex Pharmaceuticals, Inc. (b)	4,628	82,332
Kendle International, Inc. (b)	8,850	133,458
Luminex Corp. (a) (b)	19,724	412,232
Pacific Biosciences of California, Inc. (a) (b)	17,575	205,628
Parexel International Corp. (b)	31,915	751,917
Sequenom, Inc. (a) (b)	50,565	381,766

		3,132,517

Machinery—3.1%
3D Systems Corp. (b)	21,716	428,022
Accuride Corp. (b)	20,957	264,687
Actuant Corp. (a)	36,285	973,527
Alamo Group, Inc.	3,532	83,708
Albany International Corp.	15,229	401,893
Altra Holdings, Inc. (a) (b)	14,458	346,847
American Railcar Industries, Inc. (b)	5,478	128,459
AMPCO-Pittsburgh Corp. (a)	4,489	105,267
Astec Industries, Inc. (a) (b)	10,213	377,677
Badger Meter, Inc. (a)	8,245	304,983
Barnes Group, Inc. (a)	28,216	700,039
Blount International, Inc. (b)	25,829	451,233
Briggs & Stratton Corp. (a)	26,533	526,945
Cascade Corp. (a)	5,291	251,693
Chart Industries, Inc. (b)	15,115	815,908
CIRCOR International, Inc. (a)	9,435	404,101
CLARCOR, Inc. (a)	26,709	1,262,802
Colfax Corp. (a) (b)	12,735	315,828
Columbus McKinnon Corp. (b)	11,301	202,966
Commercial Vehicle Group, Inc. (b)	13,330	189,153
Douglas Dynamics, Inc.	9,657	152,484
Dynamic Materials Corp. (a)	7,259	162,747
EnPro Industries, Inc. (a) (b)	11,049	531,125
ESCO Technologies, Inc.	14,512	534,042
Federal Signal Corp. (a)	34,181	224,227
Flow International Corp. (a) (b)	27,290	97,152
Force Protection, Inc. (b)	38,503	191,167
FreightCar America, Inc. (a)	7,047	178,571
Graham Corp. (a)	5,399	110,140
Greenbrier Cos., Inc. (b)	10,487	207,223
Hurco Cos., Inc. (b)	3,337	107,485
John Bean Technologies Corp.	15,202	293,703
Kadant, Inc. (b)	6,825	215,056
Kaydon Corp. (a)	17,495	652,913
LB Foster Co. (a) (b)	5,476	180,215
Lindsay Corp.	6,769	465,707
Lydall, Inc. (b)	9,530	113,979
Meritor, Inc. (a) (b)	50,463	809,427
Met-Pro Corp. (a)	8,159	92,849
Middleby Corp. (a) (b)	9,710	913,128
Miller Industries, Inc.	6,185	115,598
Mueller Industries, Inc.	19,895	754,219
Mueller Water Products, Inc. (a)	86,085	342,618
NACCO Industries, Inc. (a)	3,117	301,788
NN, Inc. (b)	8,706	130,242
PMFG, Inc. (b)	7,970	158,204

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
RBC Bearings, Inc. (b)	12,081	$456,179
Robbins & Myers, Inc.	20,842	1,101,500
Sauer-Danfoss, Inc. (b)	6,354	320,178
Sun Hydraulics Corp. (a)	7,039	336,464
Tecumseh Products Co. (Class A) (a) (b)	10,819	110,354
Tennant Co. (a)	10,316	411,918
The Gorman-Rupp Co. (a)	7,125	234,697
Titan International, Inc.	22,513	546,165
Trimas Corp. (b)	13,241	327,715
Twin Disc, Inc. (a)	4,666	180,248
Wabash National Corp. (b)	36,570	342,661
Watts Water Technologies, Inc. (a)	15,683	555,335
Xerium Technologies, Inc. (a) (b)	4,305	79,858

		21,575,019

Marine—0.0%
Eagle Bulk Shipping, Inc. (a) (b)	35,638	88,382
Excel Maritime Carriers, Ltd. (a) (b)	21,810	67,611
Genco Shipping & Trading, Ltd. (a) (b)	14,851	111,680

		267,673

Media—1.3%
AH Belo Corp.	9,663	71,893
Arbitron, Inc. (a)	14,461	597,673
Ascent Media Corp. (b)	7,902	418,569
Belo Corp.	47,497	357,652
Central European Media Enterprises, Ltd. (b)	18,980	374,855
Cinemark Holdings, Inc. (a)	48,153	997,249
Entercom Communications Corp. (a) (b)	13,203	114,602
EW Scripps Co. (b)	16,943	163,839
Fisher Communications, Inc. (a) (b)	3,857	115,016
Global Traffic Network, Inc. (b)	7,403	85,060
Harte-Hanks, Inc.	21,249	172,542
interCLICK, Inc. (b)	10,622	84,551
Journal Communications, Inc. (b)	24,659	127,487
Knology, Inc. (b)	16,629	246,941
Lions Gate Entertainment Corp. (b)	23,354	154,603
Live Nation Entertainment, Inc. (a) (b)	76,098	872,844
McClatchy Co. (a) (b)	33,488	94,101
MDC Partners, Inc.	12,989	234,581
Meredith Corp. (a)	18,827	586,085
National CineMedia, Inc.	28,435	480,836
ReachLocal, Inc. (b)	5,167	107,629
Rentrak Corp. (a) (b)	5,237	92,904
Saga Communications, Inc. (b)	1,868	69,116
Scholastic Corp.	14,077	374,448
Sinclair Broadcast Group, Inc. (b)	25,619	281,297
The New York Times Co. (Class A) (b)	71,072	619,748
Valassis Communications, Inc. (b)	26,745	810,373
Warner Music Group Corp. (a) (b)	29,940	246,107
World Wrestling Entertainment, Inc. (a)	13,534	128,979

		9,081,580

Metals & Mining—1.7%
A.M. Castle & Co. (b)	9,250	153,643
AMCOL International Corp. (a)	12,772	487,380

Security Description	Shares	Value*

Metals & Mining—(Continued)
Century Aluminum Co. (b)	26,722	$418,199
Coeur d’Alene Mines Corp. (b)	46,662	1,132,020
General Moly, Inc. (a) (b)	38,035	169,636
Globe Specialty Metals, Inc. (a) (b)	33,146	743,133
Gold Resource Corp. (b)	14,718	366,920
Golden Minerals Co. (b)	6,398	113,756
Golden Star Resources, Ltd. (b)	138,555	304,821
Haynes International, Inc. (a)	6,653	412,020
Hecla Mining Co. (b)	149,030	1,146,041
Horsehead Holding Corp. (a) (b)	24,392	324,901
Jaguar Mining, Inc. (a) (b)	45,331	216,682
Kaiser Aluminum Corp. (a)	8,234	449,741
Materion Corp. (a) (b)	10,677	394,729
Metals USA Holdings Corp. (b)	6,366	94,853
Midway Gold Corp. (b)	41,403	81,150
Noranda Aluminum Holding Corp. (b)	11,773	178,243
Olympic Steel, Inc. (a)	4,257	117,195
Paramount Gold & Silver Corp. (b)	60,688	197,843
RTI International Metals, Inc. (b)	16,034	615,225
Stillwater Mining Co. (a) (b)	53,384	1,174,982
Thompson Creek Metals Co., Inc. (b)	79,141	789,827
U.S. Energy Corp. Wyoming (a) (b)	15,298	65,323
U.S. Gold Corp. (a) (b)	53,951	325,325
Universal Stainless & Alloy (b)	4,303	201,208
Vista Gold Corp. (b)	36,806	104,161
Worthington Industries, Inc. (a)	30,474	703,949

		11,482,906

Multi-Utilities—0.3%
Avista Corp.	28,878	741,876
Black Hills Corp. (a)	20,699	622,833
CH Energy Group, Inc. (a)	8,361	445,307
NorthWestern Corp.	19,221	636,407

		2,446,423

Multiline Retail—0.2%
99 Cents Only Stores (b)	24,845	502,863
Fred’s, Inc. (a)	22,557	325,497
Saks, Inc. (a) (b)	59,754	667,452
Tuesday Morning Corp. (a) (b)	17,958	83,505

		1,579,317

Oil, Gas & Consumable Fuels—4.5%
Abraxas Petroleum Corp. (a) (b)	44,174	169,186
Amyris, Inc. (a) (b)	9,139	256,715
Apco Oil & Gas International, Inc. (a)	4,986	433,433
Approach Resources, Inc. (b)	11,619	263,403
ATP Oil & Gas Corp. (a) (b)	22,845	349,757
Berry Petroleum Co. (a)	27,063	1,437,857
Bill Barrett Corp. (a) (b)	24,562	1,138,449
BPZ Resources, Inc. (a) (b)	51,873	170,143
Callon Petroleum Co. (b)	21,070	147,911
Carrizo Oil & Gas, Inc. (a) (b)	20,175	842,306
Cheniere Energy, Inc. (b)	36,348	332,948
Clayton Williams Energy, Inc. (b)	3,222	193,481

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Clean Energy Fuels Corp. (a) (b)	24,379	$320,584
Cloud Peak Energy, Inc. (b)	31,583	672,718
Comstock Resources, Inc. (b)	24,676	710,422
Contango Oil & Gas Co. (a) (b)	6,514	380,678
Crosstex Energy, Inc. (a) (b)	21,727	258,551
CVR Energy, Inc. (b)	45,487	1,119,890
Delek U.S. Holdings, Inc.	8,058	126,511
DHT Holdings, Inc.	35,736	136,869
Endeavour International Corp. (b)	16,662	251,096
Energy Partners, Ltd. (b)	15,648	231,747
Energy XXI Bermuda, Ltd. (b)	39,552	1,313,917
Frontline, Ltd. (a)	26,706	393,646
FX Energy, Inc. (a) (b)	25,184	221,116
Gastar Exploration, Ltd. (a) (b)	40,019	137,265
General Maritime Corp. (a)	42,564	57,461
Georesources, Inc. (a) (b)	9,021	202,882

GMX Resources, Inc. (a) (b)	29,181	129,855
Golar LNG, Ltd. (b)	19,685	686,810
Goodrich Petroleum Corp. (a) (b)	13,200	243,012
Green Plains Renewable Energy, Inc. (a) (b)	8,803	94,984
Gulfport Energy Corp. (b)	20,158	598,491
Harvest Natural Resources, Inc. (a) (b)	18,713	206,404
Houston American Energy Corp. (a)	9,855	178,671
Hyperdynamics Corp. (a) (b)	80,603	346,593
James River Coal Co. (b)	19,025	396,101
Knightbridge Tankers, Ltd. (a)	13,090	288,373
Kodiak Oil & Gas Corp. (a) (b)	95,781	552,656
Magnum Hunter Resources Corp. (b)	57,703	390,072
McMoRan Exploration Co. (b)	50,349	930,450
Miller Energy Resources, Inc. (b)	16,093	102,995
Nordic American Tanker Shipping (a)	25,095	570,660
Northern Oil & Gas, Inc. (a) (b)	32,713	724,593
Oasis Petroleum, Inc. (a) (b)	30,841	915,361
Overseas Shipholding Group, Inc. (a)	13,705	369,213
Panhandle Oil & Gas, Inc. (a)	3,296	97,199
Patriot Coal Corp. (b)	47,301	1,052,920
Penn Virginia Corp. (a)	25,144	332,152
Petroleum Development Corp. (a) (b)	12,396	370,764
PetroQuest Energy, Inc. (a) (b)	28,823	202,337
Rentech, Inc. (b)	119,980	127,179
Resolute Energy Corp. (a) (b)	23,915	386,466
Rex Energy Corp. (a) (b)	15,766	161,917
Rosetta Resources, Inc. (b)	28,068	1,446,625
Scorpio Tankers, Inc. (b)	11,713	117,013
SemGroup Corp. (b)	21,505	552,033
Ship Finance International, Ltd. (a)	23,811	429,074
Solazyme, Inc. (b)	5,684	130,562
Stone Energy Corp. (a) (b)	25,391	771,633
Swift Energy Co. (b)	22,073	822,661
Syntroleum Corp. (a) (b)	39,904	58,659
Targa Resources Corp.	8,810	294,783
Teekay Tankers, Ltd. (a)	20,919	196,639
Triangle Petroleum Corp. (a) (b)	22,250	143,735
Ur-Energy, Inc. (b)	53,622	85,795
Uranerz Energy Corp. (a) (b)	33,451	101,022
Uranium Energy Corp. (a) (b)	28,977	88,670
Uranium Resources, Inc. (b)	48,391	80,813

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
USEC, Inc. (b)	63,922	$213,500
Vaalco Energy, Inc. (b)	27,127	163,305
Venoco, Inc. (a) (b)	15,318	195,151
W&T Offshore, Inc. (a)	17,286	451,510
Warren Resources, Inc. (b)	41,839	159,407
Western Refining, Inc. (a) (b)	26,173	472,946
Westmoreland Coal Co. (b)	5,126	90,987
World Fuel Services Corp.	36,591	1,314,715
Zion Oil & Gas, Inc. (b)	12,993	77,308

		31,185,716

Paper & Forest Products—0.5%
Buckeye Technologies, Inc. (b)	21,132	570,141
Clearwater Paper Corp. (b)	6,376	435,353
Deltic Timber Corp. (a)	6,001	322,194
KapStone Paper & Packaging Corp. (b)	18,458	305,849
Louisiana-Pacific Corp. (a) (b)	68,283	555,824
Neenah Paper, Inc. (a)	7,745	164,813
PH Glatfelter Co. (a)	25,902	398,373
Schweitzer-Mauduit International, Inc. (a)	9,861	553,695
Wausau Paper Corp. (b)	26,808	180,686

		3,486,928

Personal Products—0.4%
Elizabeth Arden, Inc. (a) (b)	13,201	383,225
Inter Parfums, Inc. (a)	8,191	188,639
Medifast, Inc. (b)	7,275	172,636
Nature’s Sunshine Products, Inc. (b)	5,787	112,731
Nu Skin Enterprises, Inc. (a)	28,388	1,065,969
Nutraceutical International Corp. (b)	4,890	75,208
Prestige Brands Holdings, Inc. (b)	26,054	334,533
Revlon, Inc. (b)	6,172	103,690
USANA Health Sciences, Inc. (a) (b)	3,383	105,820

		2,542,451

Pharmaceuticals—1.5%
Akorn, Inc. (b)	33,137	231,959
Ampio Pharmaceuticals, Inc. (b)	10,271	80,011
Ardea Biosciences, Inc. (b)	9,802	249,559
Auxilium Pharmaceuticals, Inc. (b)	24,788	485,845
AVANIR Pharmaceuticals, Inc. (a) (b)	64,298	216,041
BioMimetic Therapeutics, Inc. (a) (b)	10,287	52,669
Cadence Pharmaceuticals, Inc. (a) (b)	19,693	181,176
Columbia Laboratories, Inc. (b)	38,006	117,439
Corcept Therapeutics, Inc. (b)	16,369	65,312
Depomed, Inc. (a) (b)	31,001	253,588
Durect Corp., Inc. (a) (b)	50,339	102,188
Endocyte, Inc. (a) (b)	7,553	108,159
Hi-Tech Pharmacal Co., Inc. (b)	5,015	145,084
Impax Laboratories, Inc. (b)	33,499	729,943
ISTA Pharmaceuticals, Inc. (b)	13,434	102,703
Jazz Pharmaceuticals, Inc. (b)	11,442	381,591
MAP Pharmaceuticals, Inc. (a) (b)	11,326	180,876
Medicis Pharmaceutical Corp.	31,813	1,214,302
Nektar Therapeutics (a) (b)	61,506	447,149

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Obagi Medical Products, Inc. (b)	10,682	$100,731
Optimer Pharmaceuticals, Inc. (a) (b)	22,351	265,753
Pain Therapeutics, Inc. (a) (b)	19,603	75,864
Par Pharmaceutical Cos., Inc. (b)	19,005	626,785
Questcor Pharmaceuticals, Inc. (b)	30,322	730,760
Sagent Pharmaceuticals, Inc. (b)	3,446	92,973
Salix Pharmaceuticals, Ltd. (b)	30,489	1,214,377
Santarus, Inc. (a) (b)	31,685	106,779
SuperGen, Inc. (b)	34,833	103,802
The Medicines Co. (b)	29,350	484,569
ViroPharma, Inc. (b)	42,162	779,997
Vivus, Inc. (a) (b)	45,158	367,586
XenoPort, Inc. (b)	15,289	108,858

		10,404,428

Professional Services—1.3%
Acacia Research (b)	22,033	808,391
CBIZ, Inc. (a) (b)	20,130	148,157
CDI Corp. (a)	7,746	102,944
CoStar Group, Inc. (b)	13,102	776,687
CRA International, Inc. (a) (b)	6,362	172,347
Exponent, Inc. (a) (b)	7,795	339,160
FTI Consulting, Inc. (b)	21,788	826,637
GP Strategies Corp. (a) (b)	8,646	118,104
Heidrick & Struggles International, Inc. (a)	9,634	218,114
Hudson Highland Group, Inc. (a) (b)	18,749	100,307
Huron Consulting Group, Inc. (a) (b)	12,415	375,057
ICF International, Inc. (b)	9,403	238,648
Insperity, Inc.	12,162	360,117
Kelly Services, Inc. (Class A) (b)	14,944	246,576
Kforce, Inc. (a) (b)	16,944	221,627
Korn/Ferry International (b)	24,691	542,955
Mistras Group, Inc. (b)	6,284	101,801
Navigant Consulting, Inc. (b)	27,414	287,573
Odyssey Marine Exploration, Inc. (b)	34,854	109,093
On Assignment, Inc. (b)	20,637	202,862
Resources Connection, Inc. (a) (b)	25,492	306,924
RPX Corp. (b)	4,951	138,776
School Specialty, Inc. (a) (b)	10,285	148,001
SFN Group, Inc. (b)	30,053	273,182
The Advisory Board Co. (b)	8,403	486,366
The Corporate Executive Board Co. (a)	18,550	809,707
The Dolan Co. (b)	17,796	150,732
TrueBlue, Inc. (a) (b)	23,593	341,627

		8,952,472

Real Estate Investment Trusts—7.5%
Acadia Realty Trust (a)	22,237	452,078
Agree Realty Corp. (a)	4,326	96,600
Alexander’s, Inc. (a)	1,140	452,580
American Assets Trust, Inc.	17,413	390,922
American Campus Communities, Inc. (a)	34,768	1,234,959
Anworth Mortgage Asset Corp.	63,740	478,687
Apollo Commercial Real Estate Finance, Inc. (a)	9,565	154,188
ARMOUR Residential REIT, Inc. (a)	25,523	187,594

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Ashford Hospitality Trust, Inc. (a)	23,066	$287,172
Associated Estates Realty Corp.	22,128	359,580
BioMed Realty Trust, Inc. (a)	69,141	1,330,273
CapLease, Inc. (a)	32,653	160,326
Capstead Mortgage Corp.	40,731	545,795
CBL & Associates Properties, Inc. (a)	76,872	1,393,689
Cedar Shopping Centers, Inc.	29,807	153,506
Chatham Lodging Trust (b)	7,033	113,302
Chesapeake Lodging Trust	16,661	284,237
Cogdell Spencer, Inc. (a)	23,520	140,885
Colonial Properties Trust	43,952	896,621
Colony Financial, Inc.	17,355	313,605
Cousins Properties, Inc.	48,936	417,913
CreXus Investment Corp.	26,836	298,148
Cypress Sharpridge Investments, Inc. (a)	42,781	548,025
DCT Industrial Trust, Inc. (a)	131,983	690,271
DiamondRock Hospitality Co. (a)	88,916	954,069
DuPont Fabros Technology, Inc.	30,476	767,995
Dynex Capital, Inc. (a)	19,754	191,219
EastGroup Properties, Inc. (a)	14,252	605,853
Education Realty Trust, Inc.	39,386	337,538
Entertainment Properties Trust (a)	24,953	1,165,305
Equity Lifestyle Properties, Inc. (a)	14,021	875,471
Equity One, Inc.	27,801	518,211
Excel Trust, Inc. (a)	8,345	92,045
Extra Space Storage, Inc. (a)	49,561	1,057,136
FelCor Lodging Trust, Inc. (b)	65,654	349,936
First Industrial Realty Trust, Inc. (b)	42,007	480,980
First Potomac Realty Trust (a)	26,546	406,419
Franklin Street Properties Corp. (a)	37,474	483,789
Getty Realty Corp. (a)	13,375	337,451
Gladstone Commercial Corp. (a)	5,368	93,027
Glimcher Realty Trust (a)	54,057	513,541
Government Properties Income Trust (a)	14,771	399,112
Hatteras Financial Corp.	38,685	1,092,078
Healthcare Realty Trust, Inc. (a)	38,301	790,150
Hersha Hospitality Trust	71,668	399,191
Highwoods Properties, Inc. (a)	38,410	1,272,523
Home Properties, Inc. (a)	19,975	1,216,078
Hudson Pacific Properties, Inc.	10,536	163,624
Inland Real Estate Corp. (a)	40,919	361,315
Invesco Mortgage Capital, Inc. (a)	38,321	809,723
Investors Real Estate Trust	41,174	356,567
iStar Financial, Inc. (a) (b)	52,223	423,529
Kilroy Realty Corp. (a)	30,829	1,217,437
Kite Realty Group Trust (a)	26,867	133,798
LaSalle Hotel Properties (a)	44,800	1,180,032
Lexington Realty Trust	62,036	566,389
LTC Properties, Inc. (a)	16,356	455,024
Medical Properties Trust, Inc. (a)	58,991	678,396
MFA Financial, Inc.	184,162	1,480,662
Mid-America Apartment Communities, Inc.	19,021	1,283,347
Mission West Properties, Inc. (a)	9,369	82,260
Monmouth Real Estate Investment Corp. (a)	18,349	155,049
National Health Investors, Inc. (a)	12,867	571,681
National Retail Properties, Inc.	44,583	1,092,729
Newcastle Investment Corp.	42,202	243,928

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
NorthStar Realty Finance Corp.	50,473	$203,406
Omega Healthcare Investors, Inc.	51,829	1,088,927
One Liberty Properties, Inc.	4,761	73,510
Parkway Properties, Inc. (a)	12,421	211,902
Pebblebrook Hotel Trust	24,905	502,832
Pennsylvania Real Estate Investment Trust	29,782	467,577
Pennymac Mortgage Investment Trust (a)	14,421	238,956
Post Properties, Inc.	26,016	1,060,412
Potlatch Corp. (a)	21,362	753,438
PS Business Parks, Inc. (a)	10,027	552,488
RAIT Financial Trust (a)	58,615	123,091
Ramco-Gershenson Properties Trust (a)	20,773	257,170
Redwood Trust, Inc.	42,013	635,237
Resource Capital Corp. (a)	36,902	233,221
Retail Opportunity Investments Corp. (a)	22,775	245,059
RLJ Lodging Trust	14,266	247,800
Sabra Healthcare REIT, Inc.	13,473	225,134
Saul Centers, Inc. (a)	3,460	136,220
Sovran Self Storage, Inc.	14,738	604,258
STAG Industrial, Inc.	8,225	100,756
Starwood Property Trust, Inc.	49,077	1,006,569
Strategic Hotels & Resorts, Inc. (b)	90,570	641,236
Sun Communities, Inc.	11,004	410,559
Sunstone Hotel Investors, Inc. (b)	62,370	578,170
Tanger Factory Outlet Centers	43,322	1,159,730
Terreno Realty Corp. (a)	5,182	88,146
Two Harbors Investment Corp.	46,258	497,273
U-Store-It Trust	50,334	529,514
Universal Health Realty Income Trust (a)	6,109	244,238
Urstadt Biddle Properties, Inc.	11,113	201,256
Walter Investment Management Corp.	13,294	294,994
Washington Real Estate Investment Trust (a)	33,749	1,097,517
Winthrop Realty Trust	12,420	148,295

		51,894,454

Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (b)	4,990	75,898
Campus Crest Communities, Inc.	16,780	217,133
Coresite Realty Corp. (a)	10,812	177,317
Forestar Group, Inc. (a) (b)	19,634	322,587
Kennedy-Wilson Holdings, Inc. (a) (b)	11,448	140,238
Tejon Ranch Co. (b)	7,566	258,000

		1,191,173

Road & Rail—1.2%
Amerco, Inc. (a) (b)	4,634	445,559
Arkansas Best Corp. (a)	13,889	329,586
Avis Budget Group, Inc. (a) (b)	55,465	947,897
Celadon Group, Inc. (a) (b)	9,437	131,740
Dollar Thrifty Automotive Group, Inc. (b)	15,373	1,133,605
Genesee & Wyoming, Inc. (b)	20,569	1,206,166
Heartland Express, Inc. (a)	25,939	429,550
Knight Transportation, Inc. (a)	31,823	540,673
Marten Transport, Ltd. (a) (b)	8,816	190,425
Old Dominion Freight Line, Inc. (b)	24,584	916,983
Patriot Transportation Holding, Inc. (a) (b)	3,197	71,517

Security Description	Shares	Value*

Road & Rail—(Continued)
Quality Distribution, Inc. (b)	7,750	$100,905
RailAmerica, Inc. (a) (b)	12,701	190,515
Roadrunner Transportation Systems, Inc. (b)	5,875	88,595
Saia, Inc. (a) (b)	7,068	119,803
Swift Transportation Co. (b)	41,048	556,200
Werner Enterprises, Inc.	23,073	577,979
Zipcar, Inc. (b)	5,307	108,316

		8,086,014

Semiconductors & Semiconductor Equipment—4.0%
Advanced Analogic Technologies, Inc. (b)	24,209	146,585
Advanced Energy Industries, Inc. (b)	22,569	333,795
Alpha & Omega Semiconductor, Ltd. (b)	7,612	100,859
Amkor Technology, Inc. (b)	58,594	361,525
Amtech Systems, Inc. (b)	4,961	102,395
Anadigics, Inc. (a) (b)	35,789	114,883
Applied Micro Circuits Corp. (b)	32,651	289,288
ATMI, Inc. (b)	16,612	339,383
Axcelis Technologies, Inc. (b)	57,588	94,444
AXT, Inc. (a) (b)	17,139	145,339
Brooks Automation, Inc. (b)	36,289	394,098
Cabot Microelectronics Corp. (b)	12,507	581,200
Cavium, Inc. (b)	25,025	1,090,840
Ceva, Inc. (b)	11,312	344,563
Cirrus Logic, Inc. (a) (b)	37,154	590,749
Cohu, Inc. (a)	11,848	155,327
Cymer, Inc. (b)	16,143	799,240
Diodes, Inc. (b)	18,315	478,021
DSP Group, Inc. (b)	13,388	116,476
Entegris, Inc. (b)	70,530	713,764
Entropic Communications, Inc. (a) (b)	44,392	394,645
Exar Corp. (b) (c)	20,123	127,379
FEI Co. (a) (b)	20,566	785,415
FormFactor, Inc. (a) (b) (c)	27,182	246,269
GT Solar International, Inc. (a) (b)	65,230	1,056,726
Hittite Microwave Corp. (b)	16,237	1,005,233
Inphi Corp. (b)	10,631	184,979
Integrated Device Technology, Inc. (b)	82,802	650,824
Integrated Silicon Solution, Inc. (b)	14,137	136,705
IXYS Corp. (a) (b)	13,771	206,290
Kopin Corp. (a) (b)	34,528	162,627
Kulicke & Soffa Industries, Inc. (b)	38,887	433,201
Lattice Semiconductor Corp. (b)	61,578	401,488
LTX-Credence Corp. (a) (b)	26,473	236,669
MaxLinear, Inc. (b)	8,288	71,774
Micrel, Inc. (a)	25,489	269,674
Microsemi Corp. (b)	44,408	910,364
Mindspeed Technologies, Inc. (a) (b)	17,338	138,704
MIPS Technologies, Inc. (b)	25,612	176,979
MKS Instruments, Inc. (a) (b)	26,805	708,188
Monolithic Power Systems, Inc. (b)	16,249	250,560
MoSys, Inc. (a) (b)	15,057	86,578
Nanometrics, Inc. (a) (b)	9,834	186,748
Netlogic Microsystems, Inc. (b)	35,394	1,430,625
NVE Corp. (a) (b)	2,120	123,914
OmniVision Technologies, Inc. (a) (b)	29,909	1,041,132

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
PDF Solutions, Inc. (b)	12,740	$75,930
Pericom Semiconductor Corp. (b)	14,116	126,197
Photronics, Inc. (b)	25,047	212,148
PLX Technology, Inc. (b)	23,066	80,039
Power Integrations, Inc. (a)	14,941	574,183
Rambus, Inc. (b)	50,877	746,874
RF Micro Devices, Inc. (a) (b)	144,045	881,555
Rubicon Technology, Inc. (a) (b)	9,248	155,921
Rudolph Technologies, Inc. (b)	18,288	195,864
Semtech Corp. (b)	34,355	939,266
Sigma Designs, Inc. (b)	17,366	132,676
Silicon Image, Inc. (b)	41,704	269,408
Spansion, Inc. (b)	26,069	502,350
Standard Microsystems Corp. (b)	11,905	321,316
Supertex, Inc. (a) (b)	4,645	104,048
Tessera Technologies, Inc. (b)	27,229	466,705
TriQuint Semiconductor, Inc. (a) (b) (c)	83,251	848,328
Ultra Clean Holdings (a) (b)	11,938	108,397
Ultratech, Inc. (b)	13,618	413,715
Veeco Instruments, Inc. (a) (b)	21,485	1,040,089
Volterra Semiconductor Corp. (b)	12,513	308,571
Zoran Corp. (a) (b)	28,437	238,871

		27,458,915

Software—4.5%
ACI Worldwide, Inc. (b)	17,977	607,083
Actuate Corp. (b)	24,071	140,815
Advent Software, Inc. (b)	16,892	475,848
American Software, Inc. (a)	12,761	106,044
Aspen Technology, Inc. (b)	43,838	753,137
Blackbaud, Inc. (a)	24,124	668,717
Blackboard, Inc. (a) (b)	18,375	797,291
Bottomline Technologies, Inc. (b)	17,016	420,465
BroadSoft, Inc. (b)	11,682	445,435
Callidus Software, Inc. (b)	15,535	90,880
CommVault Systems, Inc. (b)	22,803	1,013,593
Concur Technologies, Inc. (a) (b)	23,132	1,158,219
Deltek, Inc. (a) (b)	10,644	79,724
DemandTec, Inc. (b)	16,735	152,288
Digimarc Corp. (b)	3,740	131,012
Ebix, Inc. (a) (b)	16,296	310,439
EPIQ Systems, Inc. (a) (b)	17,942	255,135
Fair Isaac Corp. (a)	22,279	672,826
Glu Mobile, Inc. (b)	21,716	114,443
Interactive Intelligence, Inc. (b)	7,068	247,733
Jack Henry & Associates, Inc. (a)	45,406	1,362,634
JDA Software Group, Inc. (b)	23,538	727,089
Kenexa Corp. (a) (b)	13,904	333,418
Lawson Software, Inc. (b)	85,150	955,383
Magma Design Automation, Inc. (b)	36,257	289,693
Manhattan Associates, Inc. (b)	12,581	433,290
Mentor Graphics Corp. (b)	49,891	639,104
MicroStrategy, Inc. (b)	4,507	733,199
Monotype Imaging Holdings, Inc. (b)	18,530	261,829
Motricity, Inc. (b)	19,180	148,261
Netscout Systems, Inc. (b)	19,351	404,242

Security Description	Shares	Value*

Software—(Continued)
NetSuite, Inc. (a) (b)	14,101	$552,759
Opnet Technologies, Inc. (a)	7,388	302,465
Parametric Technology Corp. (b)	62,200	1,426,246
Pegasystems, Inc. (a)	8,291	385,946
Progress Software Corp. (b)	35,876	865,688
PROS Holdings, Inc. (a) (b)	11,234	196,483
QLIK Technologies, Inc. (b)	36,470	1,242,168
Quest Software, Inc. (b)	31,105	707,017
Radiant Systems, Inc. (b)	20,836	435,472
RealD, Inc. (a) (b)	20,148	471,262
RealPage, Inc. (a) (b)	15,709	415,817
Renaissance Learning, Inc. (a)	7,465	93,611
Rosetta Stone, Inc. (a) (b)	5,512	88,964
S1 Corp. (b)	28,673	214,474
Smith Micro Software, Inc. (a) (b)	15,906	66,964
SolarWinds, Inc. (b)	29,521	771,679
Sourcefire, Inc. (a) (b)	14,769	438,935
SS&C Technologies Holdings, Inc. (a) (b)	13,065	259,602
SuccessFactors, Inc. (a) (b)	40,944	1,203,754
Synchronoss Technologies, Inc. (a) (b)	13,691	434,415
Take-Two Interactive Software, Inc. (a) (b)	37,813	577,783
Taleo Corp. (b)	21,093	781,074
TeleCommunication Systems, Inc. (a)	22,959	110,892
TeleNav, Inc. (b)	8,534	151,308
THQ, Inc. (a) (b)	38,813	140,503
TiVo, Inc. (a) (b)	60,580	623,368
Tyler Technologies, Inc. (a) (b)	15,481	414,581
Ultimate Software Group, Inc. (b)	14,242	775,192
VASCO Data Security International, Inc. (a) (b)	15,031	187,136
Verint Systems, Inc. (b)	10,973	406,440
VirnetX Holding Corp. (a) (b)	21,091	610,374
Wave Systems Corp. (a) (b)	43,470	122,585
Websense, Inc. (a) (b)	22,427	582,429

		30,986,655

Specialty Retail—3.0%
Aeropostale, Inc. (b)	41,826	731,955
America’s Car-Mart, Inc. (a) (b)	5,173	170,709
ANN, Inc. (b)	28,431	742,049
Asbury Automotive Group, Inc. (b)	16,056	297,518
Ascena Retail Group, Inc. (b)	31,910	1,086,535
Barnes & Noble, Inc.	15,046	249,463
Bebe Stores, Inc.	27,243	166,455
Big 5 Sporting Goods Corp. (a)	12,258	96,348
Body Central Corp. (b)	6,092	143,345
Brown Shoe Co., Inc. (a)	23,566	250,978
Cabela’s, Inc. (b)	21,874	593,879
Casual Male Retail Group, Inc. (a) (b)	24,197	100,418
Charming Shoppes, Inc. (a) (b)	64,753	269,372
Christopher & Banks Corp. (a)	20,680	118,910
Citi Trends, Inc. (b)	8,551	128,949
Collective Brands, Inc. (b) (c)	35,085	515,399
Cost Plus, Inc. (b)	9,840	98,400
Destination Maternity Corp. (a)	5,886	117,605
Express, Inc. (b)	28,630	624,134
Genesco, Inc. (a) (b)	12,817	667,766

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
GNC Holdings, Inc. (b)	11,837	$258,165
Group 1 Automotive, Inc. (a) (b)	13,235	545,017
Haverty Furniture Cos., Inc. (a) (b)	10,391	119,600
hhgregg, Inc. (a) (b)	7,296	97,766
Hibbett Sports, Inc. (a) (b)	13,904	566,032
HOT Topic, Inc.	24,702	183,783
JOS A. Bank Clothiers, Inc. (a) (b)	14,680	734,147
Kirkland’s, Inc. (b)	9,307	111,870
Lithia Motors, Inc. (b)	10,850	212,986
Lumber Liquidators Holdings, Inc. (a) (b)	12,132	308,153
MarineMax, Inc. (a) (b)	12,696	111,217
Monro Muffler Brake, Inc. (a)	16,141	601,898
Office Depot, Inc. (b)	143,820	606,920
OfficeMax, Inc. (b)	45,653	358,376
Penske Automotive Group, Inc. (a) (b)	24,131	548,739
PEP Boys-Manny, Moe & Jack (a)	28,658	313,232
Pier 1 Imports, Inc. (b)	56,154	649,702
Rent-A-Center, Inc. (a) (b)	32,455	991,825
Rue21, Inc. (b)	8,039	261,268
Select Comfort Corp. (b)	29,844	536,595
Shoe Carnival, Inc. (a) (b)	5,485	165,373
Sonic Automotive, Inc. (a) (b)	22,059	323,164
Stage Stores, Inc.	20,885	350,868
Stein Mart, Inc. (b)	15,504	149,459
Systemax, Inc. (a) (b)	6,631	99,067
Talbots, Inc. (a) (b)	38,055	127,104
The Buckle, Inc. (a)	13,965	596,305
The Cato Corp. (a)	15,629	450,115
The Children’s Place Retail Stores, Inc. (a) (b)	13,647	607,155
The Finish Line, Inc. (Class A) (a)	27,561	589,805
The Men’s Wearhouse, Inc. (a)	27,919	940,870
The Wet Seal, Inc. (b)	55,470	247,951
Vitamin Shoppe, Inc. (a) (b)	12,857	588,336
West Marine, Inc. (a) (b)	8,963	92,946
Zale Corp. (b)	16,650	93,240
Zumiez, Inc. (a) (b)	11,433	285,482

		20,994,718

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc. (a) (b)	25,469	783,426
Cherokee, Inc. (a)	4,067	69,790
Columbia Sportswear Co.	6,412	406,521
CROCS, Inc. (b)	46,422	1,195,366
G-III Apparel Group, Ltd. (b)	8,116	279,840
Iconix Brand Group, Inc. (b)	39,147	947,357
K-Swiss, Inc. (a) (b)	14,979	159,227
Liz Claiborne, Inc. (a) (b)	53,725	287,429
Maidenform Brands, Inc. (b)	12,548	347,078
Movado Group, Inc. (b)	10,013	171,322
Oxford Industries, Inc. (a)	7,682	259,344
Perry Ellis International, Inc. (b)	5,714	144,279
Quiksilver, Inc. (a) (b)	66,625	313,138
Skechers U.S.A., Inc. (b)	18,562	268,778
Steven Madden, Ltd. (b)	19,423	728,557
The Jones Group, Inc.	47,330	513,530
The Timberland Co. (Class A) (b)	21,312	915,777

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
The Warnaco Group, Inc. (b)	23,501	$1,227,927
True Religion Apparel, Inc. (b)	13,933	405,172
Unifi, Inc. (a) (b)	8,763	120,929
UniFirst Corp. (a)	7,601	427,100
Vera Bradley, Inc. (a) (b)	10,263	392,047
Weyco Group, Inc. (a)	4,154	102,188
Wolverine World Wide, Inc.	26,795	1,118,691

		11,584,813

Thrifts & Mortgage Finance—1.1%
Abington Bancorp, Inc. (a)	12,336	128,664
Astoria Financial Corp. (a)	45,199	578,095
Bank Mutual Corp. (a)	27,281	100,121
BankFinancial Corp. (a)	11,879	100,615
Beneficial Mutual Bancorp, Inc. (a) (b)	18,913	155,370
Berkshire Hill Bancorp, Inc. (a)	7,472	167,298
Brookline Bancorp, Inc. (a)	32,815	304,195
Dime Community Bancshares	15,501	225,385
Doral Financial Corp. (b)	65,956	129,274
ESB Financial Corp.	6,457	83,424
ESSA Bancorp, Inc. (a)	8,799	109,284
Federal Agricultural Mortage Corp. (a)	5,480	121,218
First Defiance Financial Corp. (b)	5,038	74,008
First Financial Holdings, Inc. (a)	9,379	84,130
First Pactrust Bancorp, Inc.	4,406	65,473
Flagstar Bancorp, Inc. (b)	101,307	120,555
Flushing Financial Corp.	17,365	225,745
Fox Chase Bancorp, Inc.	7,539	102,153
Franklin Financial Corp. (b)	7,196	86,784
Home Federal Bancorp, Inc. (a)	10,146	111,505
MGIC Investment Corp. (b)	96,039	571,432
Northwest Bancshares, Inc.	59,341	746,510
OceanFirst Financial Corp.	6,649	86,105
Ocwen Financial Corp. (b)	39,964	509,941
Oritani Financial Corp. (a)	33,110	423,477
Provident Financial Services, Inc. (a)	31,811	455,534
Provident New York Bancorp (a)	20,537	171,689
Radian Group, Inc. (a)	72,637	307,254
Rockville Financial, Inc.	15,288	151,351
Territorial Bancorp, Inc. (a)	7,186	148,894
The PMI Group, Inc. (a) (b)	78,946	84,472
TrustCo Bank Corp.	42,029	205,942
United Financial Bancorp, Inc. (a)	9,478	146,246
ViewPoint Financial Group	18,051	249,104
Walker & Dunlop, Inc. (b)	5,635	74,945
Westfield Financial, Inc. (a)	15,381	124,894
WSFS Financial Corp. (a)	3,209	127,237

		7,658,323

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	51,865	167,524
Star Scientific, Inc. (a) (b)	54,106	243,477

Universal Corp. (a)	11,122	418,966
Vector Group, Ltd. (a)	23,709	421,783

		1,251,750

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—1.0%
Aceto Corp.	12,038	$80,775
Aircastle, Ltd. (a)	30,075	382,554
Applied Industrial Technologies, Inc. (a)	21,649	770,921
Beacon Roofing Supply, Inc. (a) (b)	24,991	570,295
CAI International, Inc. (a) (b)	5,966	123,258
DXP Enterprises, Inc. (b)	4,456	112,960
H&E Equipment Services, Inc. (b)	12,593	176,176
Houston Wire & Cable Co.	10,450	162,497
Interline Brands, Inc. (b)	18,029	331,193
Kaman Corp. (a)	14,024	497,431
RSC Holdings, Inc. (a) (b)	35,104	419,844
Rush Enterprises, Inc. (a) (b)	17,833	339,362
SeaCube Container Leasing, Ltd.	6,223	106,911
TAL International Group, Inc. (a)	10,351	357,420
Textainer Group Holdings, Ltd. (a)	5,684	174,726
Titan Machinery, Inc. (b)	7,971	229,405
United Rentals, Inc. (a) (b)	32,507	825,678
Watsco, Inc.	14,680	998,093

		6,659,499

Water Utilities—0.2%
American States Water Co. (a)	9,894	342,926
California Water Service Group (a)	20,804	389,243
Connecticut Water Service, Inc. (a)	4,800	122,784
Middlesex Water Co. (a)	7,497	139,294
Pennichuck Corp.	2,426	69,747
SJW Corp. (a)	7,394	179,231
York Water Co. (a)	6,695	110,802

		1,354,027

Wireless Telecommunication Services—0.2%
ICO Global Communications Holdings, Ltd. (b)	78,328	216,968
Leap Wireless International, Inc. (a) (b)	31,644	513,582
NTELOS Holdings Corp. (a)	15,571	317,960
Shenandoah Telecommunications Co. (a)	12,542	213,465
USA Mobility, Inc. (b)	11,723	178,893

		1,440,868

Total Common Stock (Identified Cost $572,764,705)		649,680,972

Mutual Funds—3.8%

Exchange Traded Funds—3.8%
iShares Russell 2000 Index Fund (a)	313,500	25,957,800

Total Mutual Funds (Identified Cost $25,247,598)		25,957,800

Short Term Investments—30.4%
Security Description	Shares/Par Amount	Value*

Discount Notes—1.7%
Federal Home Loan Bank 0.010%, 08/05/11	$1,825,000	$1,824,969
0.010%, 09/09/11	825,000	824,872
Federal National Mortgage Association 0.010%, 07/20/11	525,000	524,979
0.010%, 07/25/11	8,425,000	8,424,775

		11,599,595

Mutual Funds—28.2%
State Street Navigator Securities Lending Prime Portfolio (d)	194,653,908	194,653,908

U.S. Treasury—0.5%
U.S. Treasury Bills 0.010%, 08/18/11	$850,000	849,994
0.010%, 11/03/11	2,675,000	2,674,547
0.010%, 11/17/11	250,000	249,942

		3,774,483

Total Short Term Investments (Identified Cost $210,027,986)		210,027,986

Total Investments—128.2% (Identified Cost $808,040,289) (e)		885,666,758
Liabilities in excess of other assets		(194,812,287)

Net Assets—100.0%		$690,854,471

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $191,010,106 and the collateral received consisted of cash in the amount of $194,653,908 and non-cash collateral with a value of $29,145. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $809,395,472. The aggregate unrealized appreciation and depreciation of investments was $144,910,092 and $(68,638,806), respectively, resulting in net unrealized appreciation of $76,271,286 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Net Unrealized Appreciation
Russell 2000 Mini Index Futures	9/16/2011	181	$14,361,065	$14,939,740	$578,675

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$649,680,972	$—	$—	$649,680,972
Total Mutual Funds*	25,957,800	—	—	25,957,800
Short Term Investments
Discount Notes	—	11,599,595	—	11,599,595
Mutual Funds	194,653,908	—	—	194,653,908
U.S. Treasury	—	3,774,483	—	3,774,483
Total Short Term Investments	194,653,908	15,374,078	—	210,027,986
Total Investments	$870,292,680	$15,374,078	$—	$885,666,758

Futures Contracts**
Futures Contracts (Appreciation)	$578,675	$—	$—	$578,675

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Convertible Preferred Stock
Balance as of December 31, 2010	$13,395
Transfers into Level 3	0
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized loss	(4,981)
Change in unrealized appreciation (depreciation)	0
Security purchases	0
Security sales	(8,414)
Balance as of June 30, 2011	$0

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$885,666,758
Cash		148,458
Receivable for:
Securities sold		221,781
Fund shares sold		689,092
Accrued interest and dividends		796,291
Futures variation margin		117,650

Total Assets		887,640,030
Liabilities
Payable for:
Securities purchased	$842,328
Fund shares redeemed	959,885
Foreign taxes	627
Collateral for securities loaned	194,653,908
Accrued expenses:
Management fees	136,546
Distribution and service fees	55,093
Deferred directors’ fees	23,537
Other expenses	113,635

Total Liabilities		196,785,559

Net Assets		$690,854,471

Net assets consists of:
Paid in surplus		$659,193,668
Undistributed net investment income		3,183,684
Accumulated net realized losses		(49,728,077)
Unrealized appreciation on investments		78,205,196

Net Assets		$690,854,471

Net Assets
Class A		$413,318,092
Class B		183,858,280
Class E		30,116,277
Class G		63,561,822

Capital Shares (Authorized) Outstanding
Class A (60,000,000)		29,473,556
Class B (25,000,000)		13,337,238
Class E (10,000,000)		2,156,793
Class G (7,500,000)		4,619,354

Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.02
Class B		13.79
Class E		13.96
Class G		13.76

(a)	Identified cost of investments was $808,040,289.
(b)	Includes securities on loan with a value of $191,010,106.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$3,920,343
Interest (b)		531,503

		4,451,846
Expenses
Management fees	$849,040
Distribution and service fees—Class B	223,979
Distribution and service fees—Class E	23,657
Distribution and service fees—Class G	82,644
Directors’ fees and expenses	24,547
Custodian and accounting	52,711
Audit and tax services	16,763
Legal	4,021
Shareholder reporting	94,617
Insurance	3,416
Miscellaneous	4,956

Total expenses	1,380,351
Management fee waivers	(17,303)	1,363,048

Net Investment Income		3,088,798

Net Realized and Unrealized Gain
Net realized gain on:
Investments	35,375,889
Futures contracts	580,237	35,956,126

Net change in unrealized appreciation on:
Investments	1,424,964
Futures contracts	292,368
Foreign currency transactions	52	1,717,384

Net realized and unrealized gain		37,673,510

Net Increase in Net Assets From Operations		$40,762,308

(a)	Net of foreign taxes of $618.
(b)	Includes net income on securities loaned of $526,923.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,088,798	$6,576,227
Net realized gain	35,956,126	15,360,586
Net change in unrealized appreciation	1,717,384	117,173,572

Increase in net assets from operations	40,762,308	139,110,385

From Distributions to Shareholders
Net investment income
Class A	(4,142,232)	(4,061,422)
Class B	(1,469,117)	(1,372,860)
Class E	(276,610)	(307,676)
Class G	(461,741)	(131,056)

Total distributions	(6,349,700)	(5,873,014)

Increase (decrease) in net assets from capital share transactions	1,745,856	(6,727,177)

Total increase in net assets	36,158,464	126,510,194

Net Assets
Beginning of the period	654,696,007	528,185,813

End of the period	$690,854,471	$654,696,007

Undistributed Net Investment Income
End of the period	$3,183,684	$6,444,586

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,683,514	$23,153,103	3,732,689	$42,481,325
Reinvestments	291,912	4,142,232	332,087	4,061,422
Redemptions	(2,979,398)	(41,281,671)	(6,475,552)	(73,610,840)

Net decrease	(1,003,972)	$(13,986,336)	(2,410,776)	$(27,068,093)

Class B
Sales	886,759	$12,022,797	1,798,905	$20,049,333
Reinvestments	105,313	1,469,117	114,025	1,372,860
Redemptions	(1,000,415)	(13,594,115)	(1,985,538)	(22,520,447)

Net decrease	(8,343)	$(102,201)	(72,608)	$(1,098,254)

Class E
Sales	148,273	$2,057,837	330,051	$3,717,898
Reinvestments	19,576	276,610	25,240	307,676
Redemptions	(472,138)	(6,511,565)	(727,854)	(8,280,682)

Net decrease	(304,289)	$(4,177,118)	(372,563)	$(4,255,108)

Class G
Sales	1,936,979	$26,291,332	2,952,797	$33,329,806
Reinvestments	33,147	461,741	10,903	131,056
Redemptions	(500,356)	(6,741,562)	(707,489)	(7,766,584)

Net increase	1,469,770	$20,011,511	2,256,211	$25,694,278

Increase (decrease) derived from capital share transactions		$1,745,856		$(6,727,177)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.33		$10.61	$8.89	$14.17	$15.68	$13.92

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.14	0.13	0.20	0.22	0.18
Net realized and unrealized gain (loss) on investments	0.76		2.71	2.04	(4.71)	(0.38)	2.30

Total from investment operations	0.83		2.85	2.17	(4.51)	(0.16)	2.48

Less Distributions
Distributions from net investment income	(0.14)		(0.13)	(0.19)	(0.16)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00		0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.14)		(0.13)	(0.45)	(0.77)	(1.35)	(0.72)

Net Asset Value, End of Period	$14.02		$13.33	$10.61	$8.89	$14.17	$15.68

Total Return (%)	6.21	(b)	26.92	26.01	(33.45)	(1.58)	17.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(c)	0.32	0.35	0.32	0.32	0.36
Net ratio of expenses to average net assets (%) (d)	0.30	(c)	0.31	0.34	0.31	0.31	0.35
Ratio of net investment income to average net assets (%)	1.00	(c)	1.24	1.47	1.68	1.47	1.21
Portfolio turnover rate (%)	33	(c)	26	27	33	37	44
Net assets, end of period (in millions)	$413.32		$406.16	$348.95	$389.89	$610.84	$331.57

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.09		$10.43	$8.74	$13.93	$15.44	$13.73

Income (Loss) From Investment Operations
Net investment income (a)	0.05		0.11	0.11	0.17	0.18	0.14
Net realized and unrealized gain (loss) on investments	0.76		2.65	2.00	(4.63)	(0.38)	2.25

Total from investment operations	0.81		2.76	2.11	(4.46)	(0.20)	2.39

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.16)	(0.12)	(0.11)	(0.09)
Distributions from net realized capital gains	0.00		0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.11)		(0.10)	(0.42)	(0.73)	(1.31)	(0.68)

Net Asset Value, End of Period	$13.79		$13.09	$10.43	$8.74	$13.93	$15.44

Total Return (%)	6.19	(b)	26.58	25.66	(33.57)	(1.84)	17.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(c)	0.57	0.60	0.57	0.57	0.61
Net ratio of expenses to average net assets (%) (d)	0.55	(c)	0.56	0.59	0.56	0.56	0.60
Ratio of net investment income to average net assets (%)	0.76	(c)	1.00	1.20	1.43	1.17	0.97
Portfolio turnover rate (%)	33	(c)	26	27	33	37	44
Net assets, end of period (in millions)	$183.86		$174.73	$139.99	$103.47	$160.85	$159.00

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.26		$10.57	$8.85	$14.10	$15.61	$13.87

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.12	0.12	0.18	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.76		2.68	2.03	(4.69)	(0.37)	2.28

Total from investment operations	0.82		2.80	2.15	(4.51)	(0.18)	2.44

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.17)	(0.13)	(0.13)	(0.11)
Distributions from net realized capital gains	0.00		0.00	(0.26)	(0.61)	(1.20)	(0.59)

Total distributions	(0.12)		(0.11)	(0.43)	(0.74)	(1.33)	(0.70)

Net Asset Value, End of Period	$13.96		$13.26	$10.57	$8.85	$14.10	$15.61

Total Return (%)	6.19	(b)	26.60	25.86	(33.52)	(1.73)	17.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(c)	0.47	0.50	0.47	0.47	0.51
Net ratio of expenses to average net assets (%) (d)	0.45	(c)	0.46	0.49	0.46	0.46	0.50
Ratio of net investment income to average net assets (%)	0.84	(c)	1.08	1.30	1.52	1.27	1.05
Portfolio turnover rate (%)	33	(c)	26	27	33	37	44
Net assets, end of period (in millions)	$30.12		$32.64	$29.94	$26.01	$46.86	$55.21

	Class G
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(e)
Net Asset Value, Beginning of Period	$13.07		$10.41	$7.84

Income (Loss) From Investment Operations
Net investment income (a)	0.05		0.12	0.08
Net realized and unrealized gain on investments	0.75		2.64	2.49

Total from investment operations	0.80		2.76	2.57

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	0.00

Total distributions	(0.11)		(0.10)	0.00

Net Asset Value, End of Period	$13.76		$13.07	$10.41

Total Return (%)	6.08	(b)	26.54	32.78	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(c)	0.62	0.65	(c)
Net ratio of expenses to average net assets (%) (d)	0.60	(c)	0.61	0.64	(c)
Ratio of net investment income to average net assets (%)	0.74	(c)	1.09	1.24	(c)
Portfolio turnover rate (%)	33	(c)	26	27
Net assets, end of period (in millions)	$63.56		$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E, and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E, and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2011 were $849,040.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Prior to May 1, 2011, MetLife Advisers entered into an investment subadvisory agreement (the “Agreement”) with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers paid MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Effective May 1, 2011, the Agreement was amended to the following:

% per Annum	Average daily net assets
0.040%	On the first $500 million
0.030%	On the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2011 were $94,488.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.005%	Over $500 million and under $1.0 billion
0.010%	Of the next $1.0 billion
0.015%	On amounts over $2.0 billion

For the period May 1, 2010 through April 30, 2011, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$111,359,336	$0	$116,744,963

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2011, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2011, the unrealized appreciation on open equity index futures contracts was $578,675. For the six months ended June 30, 2011, the Portfolio had realized gains in the amount of $580,237 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $292,368 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$5,873,014	$10,989,235	$—	$15,216,873	$—	$—	$5,873,014	$26,206,108

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,514,224	$—	$71,550,387	$(80,799,298)	$(2,734,687)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $80,799,298 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements

MSF-33

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-34

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-35

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 5.20%, 5.07%, and 5.07%, respectively, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.83%.

MARKET ENVIRONMENT/CONDITIONS

The Russell 1000 Growth Index posted positive single-digit returns for the period, with all sectors in positive territory. Utilities was the top-performing sector. Health Care, Energy, and Consumer Staples also outperformed the overall Index. Telecommunication Services was the worst performer. Materials and Information Technology also underperformed. Growth stocks outperformed value stocks across all market caps, as measured by various Russell indices. Large-cap stocks outperformed small-cap stocks but underperformed mid-cap stocks.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock selection in Energy was by far the primary detractor from the Portfolio’s relative performance. Peabody Energy, the largest U.S. coal producer, suffered from macroeconomic concerns and problems with a mine in Colorado. The company has significant operations in Australia, which supply coal to China. The Australian business is facing higher costs and tightening of the Chinese economy. Murphy Oil, a global oil and gas exploration and production company, reported sharply decreased earnings as it announced that a prospective well turned out to be dry. As the firm announced plans to sell refineries and concentrate on production, we eliminated our position. Cameron International (Canada), maker of oil and gas pressure control equipment, was hurt by cost overruns on an undersea project and sanctions in Libya. Shares of Suncor Energy, Canada’s biggest oil and gas producer, declined on the fall in energy prices, and the company lowered its production outlook, largely based on disruptions in Libya.

Telecommunication Services underperformed on stock selection and a notable overweight to the worst performer in the Russell benchmark. Tower companies, including Crown Castle International, declined on fears of further consolidation among wireless services providers. After AT&T’s announced acquisition of T-Mobile, investors worried that it could lead to decommissioning of some tower sites.

Information Technology was the leading outperformer, driven by stock selection. Baidu (China), owner of China’s most popular online search engine, is benefiting from growth in advertising spending and use of social networks. The company also experienced strong results from its new keyword advertising system. Shares of credit card companies, including MasterCard, soared after the Federal Reserve announced limits on swipe fees that were more beneficial to card companies than anticipated. Shares of Tencent Holdings (China), China’s largest Internet company, rose on moves to increase its presence in Web games and expand to new areas such as a micro-blog service and daily e-mail deals.

Financials outperformed on stock selection. American Express recently announced earnings that highlighted its growth in card member spending and improvement in credit. Loan growth for the firm turned positive in the second quarter. Franklin Resources, an investment management holding company that includes the Franklin and Templeton mutual fund families, beat analyst estimates as stronger equity markets helped to boost management fees.

At period end, the Portfolio remained overweight Information Technology, our largest sector, as we saw superior growth prospects for companies involved in smartphones, data infrastructure, and cloud computing with the rapid expansion of mobile PC alternatives. Consumer Discretionary was overweight, focused on select companies that we believed would be able to sustain double-digit earnings growth as the economy regains its footing. We favored companies with multinational exposure that we believed had the potential to tap the faster-growing emerging economies.

While Energy was underweight the benchmark at period end, we bought selective names with access to reliable, high-quality energy sources and solid production growth. Industrials is overweight, and we took advantage of market volatility to add to holdings, with an eye on companies that can profit from the middle to later stages of economic recovery. At period end, the Portfolio was absent Utilities stocks and significantly underweight Consumer Staples shares, which typically offer few opportunities for long-term, double-digit growth.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Growth Portfolio
Class A	5.20	33.72	4.80	3.84	—
Class B	5.07	33.39	4.53	—	7.43
Class E	5.07	33.45	4.63	3.69	—
Russell 1000 Growth Index	6.83	35.01	5.33	2.24	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Apple, Inc.	7.2
Amazon.com, Inc.	3.8
Google, Inc. (Class A)	3.3
Danaher Corp.	3.1
QUALCOMM, Inc.	2.8
Baidu, Inc. (ADR)	2.5
Praxair, Inc.	2.4
MasterCard, Inc.	1.9
Crown Castle International Corp.	1.9
American Tower Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	31.7
Consumer Discretionary	17.9
Industrials	17.1
Energy	8.0
Health Care	6.9
Financials	6.4
Materials	5.5
Telecommunications	3.7
Consumer Staples	2.1
Cash & Equivalents	0.7

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.61%	$1,000.00	$1,052.00	$3.10
	Hypothetical*	0.61%	$1,000.00	$1,021.73	$3.06

Class B(a)	Actual	0.86%	$1,000.00	$1,050.70	$4.37
	Hypothetical*	0.86%	$1,000.00	$1,020.47	$4.31

Class E(a)	Actual	0.76%	$1,000.00	$1,050.70	$3.86
	Hypothetical*	0.76%	$1,000.00	$1,020.97	$3.81

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
Precision Castparts Corp.	107,000	$17,617,550
Textron, Inc. (a)	145,800	3,442,338
The Boeing Co.	156,100	11,540,473

		32,600,361

Air Freight & Logistics—3.2%
Expeditors International of Washington, Inc.	159,100	8,144,329
FedEx Corp.	233,600	22,156,960
United Parcel Service, Inc. (Class B)	155,800	11,362,494

		41,663,783

Auto Components—0.5%
Johnson Controls, Inc.	148,800	6,199,008

Automobiles—0.4%
General Motors Co. (a) (b)	164,600	4,997,256

Beverages—0.3%
Hansen Natural Corp. (b)	44,700	3,618,465

Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (b)	57,640	2,710,809
Biogen Idec, Inc. (b)	17,500	1,871,100
Celgene Corp. (b)	85,417	5,152,354
Dendreon Corp. (a) (b)	58,700	2,315,128
Human Genome Sciences, Inc. (a) (b)	242,800	5,958,312

		18,007,703

Capital Markets—2.7%
Franklin Resources, Inc.	153,300	20,126,757
Invesco, Ltd.	434,700	10,171,980
Northern Trust Corp. (a)	116,700	5,363,532

		35,662,269

Chemicals—3.4%
Air Products & Chemicals, Inc.	63,700	6,088,446
Potash Corp. of Saskatchewan, Inc.	136,500	7,779,135
Praxair, Inc.	284,300	30,815,277

		44,682,858

Commercial Banks—0.4%
U.S. Bancorp	183,400	4,678,534

Communications Equipment—3.7%
Juniper Networks, Inc. (b)	393,100	12,382,650
QUALCOMM, Inc.	634,200	36,016,218

		48,398,868

Computers & Peripherals—8.5%
Apple, Inc. (b)	279,900	93,954,032
EMC Corp. (a) (b)	189,900	5,231,745
NetApp, Inc. (a) (b)	140,100	7,394,478
SanDisk Corp. (b)	100,800	4,183,200

		110,763,455

Security Description	Shares	Value*

Construction & Engineering—0.3%
Fluor Corp.	65,900	$4,261,094

Consumer Finance—1.5%
American Express Co.	369,400	19,097,980

Diversified Financial Services—1.4%
IntercontinentalExchange, Inc. (b)	72,400	9,029,004
JPMorgan Chase & Co.	228,600	9,358,884

		18,387,888

Electrical Equipment—1.7%
Babcock & Wilcox Co. (b)	129,050	3,575,975
Cooper Industries plc	90,600	5,406,102
Emerson Electric Co.	115,720	6,509,250
Roper Industries, Inc. (a)	74,100	6,172,530

		21,663,857

Electronic Equipment, Instruments & Components—2.4%
Corning, Inc.	1,004,680	18,234,942
Dolby Laboratories, Inc. (Class A) (a) (b)	193,900	8,232,994
Trimble Navigation, Ltd. (b)	121,780	4,827,359

		31,295,295

Energy Equipment & Services—3.3%
Cameron International Corp. (b)	183,400	9,223,186
FMC Technologies, Inc. (b)	275,800	12,353,082
Schlumberger, Ltd.	249,100	21,522,240

		43,098,508

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	125,000	10,155,000
Whole Foods Market, Inc.	63,800	4,048,110

		14,203,110

Food Products—0.7%
Green Mountain Coffee Roasters, Inc. (a) (b)	100,700	8,988,482

Health Care Equipment & Supplies—1.4%
Covidien plc	36,600	1,948,218
Edwards Lifesciences Corp. (a) (b)	86,600	7,549,788
Stryker Corp. (a)	141,900	8,328,111

		17,826,117

Health Care Providers & Services—2.9%
AmerisourceBergen Corp.	103,400	4,280,760
Express Scripts, Inc. (b)	312,900	16,890,342
McKesson Corp.	201,000	16,813,650

		37,984,752

Hotels, Restaurants & Leisure—5.5%
Carnival plc (GBP) (b)	176,200	6,837,140
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	29,500	9,091,605
Ctrip.com International, Ltd. (ADR)	181,000	7,797,480
Las Vegas Sands Corp. (b)	160,500	6,774,705

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Marriott International, Inc. (a)	342,660	$12,161,004
MGM Resorts International (b)	111,400	1,471,594
Royal Caribbean Cruises, Ltd. (b)	134,800	5,073,872
Starbucks Corp.	343,500	13,564,815
Starwood Hotels & Resorts Worldwide, Inc.	170,400	9,549,216

		72,321,431

Industrial Conglomerates—1.1%
3M Co.	110,800	10,509,380
McDermott International, Inc. (b)	231,900	4,593,939

		15,103,319

Internet & Catalog Retail—5.3%
Amazon.com, Inc. (b)	241,935	49,473,288
Liberty Media Interactive (Series A) (b)	307,400	5,155,098
NetFlix, Inc. (a) (b)	1,800	472,842
priceline.com, Inc. (a) (b)	28,830	14,758,942

		69,860,170

Internet Software & Services—8.5%
Baidu, Inc. (ADR) (b)	229,500	32,159,835
eBay, Inc. (b)	410,800	13,256,516
Facebook, Inc. (Class B) (Private Placement) (b) (c) (d)	158,942	4,505,259
Google, Inc. (Class A) (b)	84,400	42,738,472
Mail.ru Group, Ltd. (GDR) (144A) (a) (b) (d)	150,000	4,672,500
Tencent Holdings, Ltd. (HKD)	478,277	13,129,716
Yandex NV (b)	12,000	426,120

		110,888,418

IT Services—5.1%
Accenture plc	248,600	15,020,412
MasterCard, Inc.	83,400	25,131,756
The Western Union Co. (a)	407,800	8,168,234
VeriFone Systems, Inc. (a) (b)	132,900	5,894,115
Visa, Inc. (Class A)	152,800	12,874,928

		67,089,445

Life Sciences Tools & Services—0.3%
Illumina, Inc. (a) (b)	56,989	4,282,723

Machinery—5.6%
Caterpillar, Inc. (a)	52,200	5,557,212
Cummins, Inc.	64,200	6,644,058
Danaher Corp.	756,100	40,065,739
Deere & Co.	76,300	6,290,935
Joy Global, Inc.	76,900	7,323,956
PACCAR, Inc. (a)	151,400	7,735,026

		73,616,926

Media—1.1%
Discovery Communications, Inc. (a) (b)	83,600	3,424,256
The Walt Disney Co.	271,946	10,616,772

		14,041,028

Security Description	Shares	Value*

Metals & Mining—2.1%
Agnico-Eagle Mines, Ltd.	52,700	$3,326,951
BHP Billiton, Ltd. (AUD)	280,400	13,260,036
Freeport-McMoRan Copper & Gold, Inc.	144,200	7,628,180
Walter Energy, Inc.	30,000	3,474,000

		27,689,167

Oil, Gas & Consumable Fuels—4.7%
Alpha Natural Resources, Inc. (b)	72,300	3,285,312
Cimarex Energy Co.	43,600	3,920,512
Continental Resources, Inc. (a) (b)	109,400	7,101,154
EOG Resources, Inc.	119,400	12,483,270
Occidental Petroleum Corp.	138,600	14,419,944
Peabody Energy Corp.	135,500	7,982,305
Suncor Energy, Inc. (a)	327,500	12,805,250

		61,997,747

Pharmaceuticals—0.9%
Allergan, Inc.	79,300	6,601,725
Valeant Pharmaceuticals International, Inc. (a)	99,300	5,159,628

		11,761,353

Real Estate Management & Development—0.5%
CB Richard Ellis Group, Inc. (b)	239,700	6,018,867

Road & Rail—1.1%
Union Pacific Corp.	142,500	14,877,000

Semiconductors & Semiconductor Equipment—1.3%
Broadcom Corp.	271,016	9,116,978
NXP Semiconductor NV (b)	185,100	4,947,723
Samsung Electronics Co., Ltd. (KRW)	4,418	3,433,843

		17,498,544

Software—2.1%
Autodesk, Inc. (b)	79,300	3,060,980
Nuance Communications, Inc. (a) (b)	183,000	3,929,010
Red Hat, Inc. (b)	106,700	4,897,530
Rovi Corp. (a) (b)	156,300	8,965,368
Salesforce.com, Inc. (b)	42,500	6,331,650

		27,184,538

Specialty Retail—1.7%
AutoZone, Inc. (b)	11,650	3,435,002
CarMax, Inc. (a) (b)	281,200	9,299,284
O’Reilly Automotive, Inc. (a) (b)	61,954	4,058,607
Ross Stores, Inc.	69,400	5,560,328

		22,353,221

Textiles, Apparel & Luxury Goods—3.1%
Coach, Inc. (a)	155,158	9,919,251
Fossil, Inc. (b)	54,100	6,368,652
Nike, Inc. (a)	166,000	14,936,680
Polo Ralph Lauren Corp. (a)	33,300	4,415,913
Prada S.p.A. (HKD) (b)	789,400	4,762,816

		40,403,312

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—1.5%
Fastenal Co. (a)	428,600	$15,425,314
W.W. Grainger, Inc.	29,600	4,548,040

		19,973,354

Wireless Telecommunication Services—3.7%
American Tower Corp. (b)	455,300	23,825,849
Crown Castle International Corp. (b)	602,578	24,579,157

		48,405,006

Total Common Stock (Identified Cost $1,075,612,880)		1,293,445,212

Convertible Preferred Stock—0.4%

Internet Software & Services—0.4%
Groupon, Inc. (Series G) (Private Placement) (b) (c) (d)	64,552	3,924,761
Zynga, Inc. (Series C) (Private Placement) (b) (c) (d)	156,234	2,191,825

Total Convertible Preferred Stock (Identified Cost $4,231,022)		6,116,586

Short Term Investments—8.3%

Mutual Funds—8.3%
State Street Navigator Securities Lending Prime Portfolio (e)	99,590,259	99,590,259
T. Rowe Price Reserve Investment Fund (f)	8,776,727	8,776,727

Total Short Term Investments (Identified Cost $108,366,986)		108,366,986

Total Investments—107.6% (Identified Cost $1,188,210,888) (g)		1,407,928,784
Liabilities in excess of other assets		(99,868,271)

Net Assets—100.0%		$1,308,060,513

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $97,824,019 and the collateral received consisted of cash in the amount of $99,590,259. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures approved by the Board of Directors.
(d)	Illiquid security. Resale is restricted to qualified institutional investors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. See below.
(g)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,188,210,888. The aggregate unrealized appreciation and depreciation of investments was $234,934,756 and $(15,216,860), respectively, resulting in net unrealized appreciation of $219,717,896 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $4,672,500, which is 0.4% of net assets.
(AUD)—	Australian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(KRW)—	South Korean Won

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Number of Shares Held at June 30, 2011	Realized Gain/Loss on Shares Sold	Income for Period Ended June 30, 2011
T. Rowe Price Reserve Investment Fund	7,516,158	76,513,579	75,253,010	8,776,727	$0	$5,579

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$32,600,361	$—	$—	$32,600,361
Air Freight & Logistics	41,663,783	—	—	41,663,783
Auto Components	6,199,008	—	—	6,199,008
Automobiles	4,997,256	—	—	4,997,256
Beverages	3,618,465	—	—	3,618,465
Biotechnology	18,007,703	—	—	18,007,703
Capital Markets	35,662,269	—	—	35,662,269
Chemicals	44,682,858	—	—	44,682,858
Commercial Banks	4,678,534	—	—	4,678,534
Communications Equipment	48,398,868	—	—	48,398,868
Computers & Peripherals	110,763,455	—	—	110,763,455
Construction & Engineering	4,261,094	—	—	4,261,094
Consumer Finance	19,097,980	—	—	19,097,980
Diversified Financial Services	18,387,888	—	—	18,387,888
Electrical Equipment	21,663,857	—	—	21,663,857
Electronic Equipment, Instruments & Components	31,295,295	—	—	31,295,295
Energy Equipment & Services	43,098,508	—	—	43,098,508
Food & Staples Retailing	14,203,110	—	—	14,203,110
Food Products	8,988,482	—	—	8,988,482
Health Care Equipment & Supplies	17,826,117	—	—	17,826,117
Health Care Providers & Services	37,984,752	—	—	37,984,752
Hotels, Restaurants & Leisure	65,484,291	6,837,140	—	72,321,431
Industrial Conglomerates	15,103,319	—	—	15,103,319
Internet & Catalog Retail	69,860,170	—	—	69,860,170
Internet Software & Services	88,154,823	18,228,336	4,505,259	110,888,418
IT Services	67,089,445	—	—	67,089,445
Life Sciences Tools & Services	4,282,723	—	—	4,282,723
Machinery	73,616,926	—	—	73,616,926
Media	14,041,028	—	—	14,041,028
Metals & Mining	14,429,131	13,260,036	—	27,689,167
Oil, Gas & Consumable Fuels	61,997,747	—	—	61,997,747
Pharmaceuticals	11,761,353	—	—	11,761,353
Real Estate Management & Development	6,018,867	—	—	6,018,867
Road & Rail	14,877,000	—	—	14,877,000
Semiconductors & Semiconductor Equipment	14,064,701	3,433,843	—	17,498,544
Software	27,184,538	—	—	27,184,538
Specialty Retail	22,353,221	—	—	22,353,221

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$35,640,496	$4,762,816	$—	$40,403,312
Trading Companies & Distributors	19,973,354	—	—	19,973,354
Wireless Telecommunication Services	48,405,006	—	—	48,405,006
Total Common Stock	1,242,417,782	46,522,171	4,505,259	1,293,445,212
Convertible Preferred Stock
Internet Software & Services	—	—	6,116,586	6,116,586
Short Term Investments
Mutual Funds	108,366,986	—	—	108,366,986
Total Investments	$1,350,784,768	$46,522,171	$10,621,845	$1,407,928,784

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Convertible Preferred Stock	Total
Balance as of December 31, 2010	$0	$2,039,198	$2,039,198
Transfers Into Level 3	0	0	0
Transfers Out of Level 3	0	0	0
Realized Gain (Loss)	0	0	0
Change in Unrealized Appreciation	530,461	1,885,563	2,416,024
Security Purchases	3,974,798	2,191,825	6,166,623
Security Sales	0	0	0
Balance as of June 30, 2011	$4,505,259	$6,116,586	$10,621,845

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,407,928,784
Receivable for:
Securities sold		648,786
Fund shares sold		152,896
Accrued dividends		727,559
Foreign taxes		58,930

Total Assets		1,409,516,955
Liabilities
Payable for:
Securities purchased	$390,691
Fund shares redeemed	710,485
Due to custodian	31,756
Collateral for securities loaned	99,590,259
Accrued expenses:
Management fees	585,905
Distribution and service fees	48,136
Deferred directors’ fees	23,537
Other expenses	75,673

Total Liabilities		101,456,442

Net Assets		$1,308,060,513

Net assets consists of:
Paid in surplus		$1,164,503,796
Undistributed net investment income		393,562
Accumulated net realized losses		(76,567,738)
Unrealized appreciation on investments and foreign currency transactions		219,730,893

Net Assets		$1,308,060,513

Net Assets
Class A		$1,058,686,136
Class B		230,247,048
Class E		19,127,329

Capital Shares (Authorized) Outstanding
Class A (100,000,000)		66,942,002
Class B (30,000,000)		14,632,582
Class E (4,000,000)		1,213,386

Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.81
Class B		15.74
Class E		15.76

(a)	Identified cost of investments was $1,188,210,888.
(b)	Includes securities on loan with a value of $97,824,019.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$3,840,880
Interest (b)		70,860

		3,911,740
Expenses
Management fees	$3,144,470
Distribution and service fees—Class B	290,765
Distribution and service fees—Class E	14,903
Directors’ fees and expenses	24,547
Custodian and accounting	79,444
Audit and tax services	16,738
Legal	6,480
Shareholder reporting	52,745
Insurance	4,598
Miscellaneous	6,506

Total expenses	3,641,196
Less broker commission recapture	(4,719)
Management fee waivers	(152,223)	3,484,254

Net Investment Income		427,486

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	45,622,170
Futures contracts	(162,987)
Foreign currency transactions	(39,176)	45,420,007

Net change in unrealized appreciation on:
Investments	(8,354,232)
Foreign currency transactions	8,551	(8,345,681)

Net realized and unrealized gain		37,074,326

Net Increase in Net Assets From Operations		$37,501,812

(a)	Net of foreign taxes of $21,951.
(b)	Includes net income on securities loaned of $65,121.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$427,486	$596,472
Net realized gain	45,420,007	39,318,805
Net change in unrealized appreciation (depreciation)	(8,345,681)	92,845,894

Increase in net assets from operations	37,501,812	132,761,171

From Distributions to Shareholders
Net investment income
Class A	(559,992)	(1,560,045)
Class B	0	(152,144)
Class E	0	(29,264)

Total distributions	(559,992)	(1,741,453)

Increase (decrease) in net assets from capital share transactions	379,114,729	(53,233,326)

Total increase in net assets	416,056,549	77,786,392

Net Assets
Beginning of the period	892,003,964	814,217,572

End of the period	$1,308,060,513	$892,003,964

Undistributed Net Investment Income
End of the period	$393,562	$526,068

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	42,585,661	$686,823,669	4,986,832	$66,030,006
Reinvestments	35,220	559,992	112,720	1,560,045
Redemptions	(18,194,353)	(292,793,605)	(6,834,919)	(92,413,906)

Net increase (decrease)	24,426,528	$394,590,056	(1,735,367)	$(24,823,855)

Class B
Sales	944,172	$14,651,941	1,470,795	$19,407,672
Reinvestments	0	0	11,017	152,144
Redemptions	(1,778,354)	(27,647,279)	(3,417,626)	(45,209,694)

Net decrease	(834,182)	$(12,995,338)	(1,935,814)	$(25,649,878)

Class E
Sales	94,279	$1,469,325	227,145	$3,027,985
Reinvestments	0	0	2,119	29,264
Redemptions	(254,124)	(3,949,314)	(439,125)	(5,816,842)

Net decrease	(159,845)	$(2,479,989)	(209,861)	$(2,759,593)

Increase (decrease) derived from capital share transactions		$379,114,729		$(53,233,326)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.05		$12.89	$9.05	$16.48	$15.27	$13.53

Income (Loss) From Investment Operations
Net investment income (a)	0.01		0.02	0.04	0.08	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.76		2.18	3.87	(6.66)	1.32	1.70

Total from investment operations	0.77		2.20	3.91	(6.58)	1.42	1.79

Less Distributions
Distributions from net investment income	(0.01)		(0.04)	(0.07)	(0.08)	(0.07)	(0.05)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.77)	(0.14)	0.00

Total distributions	(0.01)		(0.04)	(0.07)	(0.85)	(0.21)	(0.05)

Net Asset Value, End of Period	$15.81		$15.05	$12.89	$9.05	$16.48	$15.27

Total Return (%)	5.20	(b)	17.05	43.44	(41.88)	9.39	13.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.64	0.67	0.67	0.67	0.70
Net ratio of expenses to average net assets (%) (d)	0.61	(c)	0.62	0.65	0.65	0.66	0.68
Ratio of net investment income to average net assets (%)	0.15	(c)	0.15	0.35	0.61	0.64	0.65
Portfolio turnover rate (%)	35	(c)	42	55	59	61	55
Net assets, end of period (in millions)	$1,058.69		$639.74	$570.42	$349.39	$552.46	$354.80

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.98		$12.84	$9.01	$16.40	$15.19	$13.47

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	0.01	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.77		2.16	3.86	(6.63)	1.32	1.68

Total from investment operations	0.76		2.15	3.87	(6.58)	1.38	1.73

Less Distributions
Distributions from net investment income	0.00		(0.01)	(0.04)	(0.04)	(0.03)	(0.01)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.77)	(0.14)	0.00

Total distributions	0.00		(0.01)	(0.04)	(0.81)	(0.17)	(0.01)

Net Asset Value, End of Period	$15.74		$14.98	$12.84	$9.01	$16.40	$15.19

Total Return (%)	5.07	(b)	16.74	43.03	(42.00)	9.15	12.88

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(c)	0.89	0.92	0.92	0.92	0.95
Net ratio of expenses to average net assets (%) (d)	0.86	(c)	0.87	0.90	0.90	0.91	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(c)	(0.10)	0.11	0.35	0.39	0.34
Portfolio turnover rate (%)	35	(c)	42	55	59	61	55
Net assets, end of period (in millions)	$230.25		$231.67	$223.45	$161.93	$292.02	$298.58

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.00		$12.85		$9.02	$16.42	$15.21	$13.49

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.00	)(e)	(0.00	)(e)	0.02	0.06	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.76		2.17		3.86	(6.63)	1.32	1.68

Total from investment operations	0.76		2.17		3.88	(6.57)	1.40	1.75

Less Distributions
Distributions from net investment income	0.00		(0.02)		(0.05)	(0.06)	(0.05)	(0.03)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.77)	(0.14)	0.00

Total distributions	0.00		(0.02)		(0.05)	(0.83)	(0.19)	(0.03)

Net Asset Value, End of Period	$15.76		$15.00		$12.85	$9.02	$16.42	$15.21

Total Return (%)	5.07	(b)	16.89		43.17	(41.95)	9.26	12.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(c)	0.79		0.82	0.82	0.82	0.85
Net ratio of expenses to average net assets (%) (d)	0.76	(c)	0.77		0.80	0.80	0.81	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(c)	(0.01)		0.21	0.45	0.50	0.51
Portfolio turnover rate (%)	35	(c)	42		55	59	61	55
Net assets, end of period (in millions)	$19.13		$20.60		$20.35	$15.61	$32.15	$30.33

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$3,144,470	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. An identical agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2011 are included in the total amounts shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$566,800,541	$0	$187,837,586

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 2, 2011, the Portfolio bought and sold $181,040,239 in equity index futures contracts. At June 30, 2011, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2011, the Portfolio had realized losses in the amount of $(162,987) which are shown under net realized gain (loss) on futures contracts in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$1,741,453	$3,337,313	$—	$—	$—	$—	$1,741,453	$3,337,313

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$543,187	$—	$224,578,286	$(118,489,458)	$106,632,015

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$106,685,707	$11,803,751	$118,489,458

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its services providers. The Fund’s maximum exposure under these arrangements if unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 12.14%, 11.96%, and 12.03%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned 10.14%.

MARKET ENVIRONMENT/CONDITIONS

The rollercoaster ride of the past six months started with investor sentiment and positive macroeconomic data pushing U.S. stocks higher early in the period. Then, disaster struck Japan and political tensions in the Middle East and North Africa (MENA) region caused the market to pull back for several weeks. Toward the end of the first quarter, the market rallied as MENA tensions subsided, pushing stocks back near their highs for the year. This positive turn was relatively short-lived as the U.S. economy began to decelerate, high energy prices began to take a toll on economies around the world, and fears revived that Greece could default on its sovereign debt. Ultimately, many indices closed the second quarter at or slightly below where they ended the first quarter. Small-cap stocks trailed mid- and large-cap stocks for the six-month period.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio produced a double-digit gain in the first half of the year and outperformed the MSCI U.S. Small Cap Growth Index, driven by stock selection. The Consumer Discretionary and Industrials & Business Services sectors were top contributors to performance versus the Index and produced strong absolute returns as well.

Stock picking in the Consumer Discretionary sector was a plus for the Portfolio and boosted performance relative to the Index. The sector was home to a couple of the Portfolio’s top absolute contributors—Fossil and Weight Watchers. Fossil benefited from improved global demand, especially in Asia, for its innovative and trendy fashion accessories. Weight Watchers, one of the world’s leading weight-loss companies, reported increased enrollment driven by a successful advertising campaign featuring actress Jennifer Hudson and the new “PointsPlus” program.

Our selection of holdings in the Industrials & Business Services sector aided results versus the Index, led by Chart Industries and Clean Harbors. Chart Industries, a manufacturer of engineered equipment used to produce and store hydrocarbon and industrial gases, reported strong revenue growth driven by energy distribution and storage projects in China and an increase in the firm’s backlog, including a large contract for a natural gas processing facility in Qatar. Clean Harbors is a leading operator of hazardous waste services. News of multiple acquisitions and improved customer demand drove the company’s share price higher.

Energy was a notable detractor as the Portfolio’s holdings in the sector trailed those in the Index. In particular, Clayton Williams Energy and Northern Oil & Gas were drags on relative performance. Increased production costs at early stage wells hampered Clayton Williams Energy, an independent oil and gas company with reserves primarily in the Permian Basin in Texas. Production grew at a slower pace than expected for Northern Oil & Gas, an independent exploration and production company focused on shale discoveries in the Rocky Mountains with significant interests in the Bakken and Three Forks shale formations.

Sudhir Nanda Ph.D., CFA,

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	12.14	52.40	8.85	6.30	—
Class B	11.96	52.05	8.59	—	11.28
Class E	12.03	52.29	8.69	6.15	—
MSCI U.S. Small Cap Growth Index	10.14	46.48	7.31	6.64	—

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Informatica Corp.	1.1
Gardner Denver, Inc.	1.0
Panera Bread Co.	1.0
Clean Harbors, Inc.	1.0
SM Energy Co.	1.0
TIBCO Software, Inc.	0.9
Gartner, Inc. (Class A)	0.9
TransDigm Group, Inc.	0.8
Rockwood Holdings, Inc.	0.8
Tractor Supply Co.	0.8

Top Sectors

% of Net Assets
Information Technology	26.4
Industrials	17.8
Health Care	16.5
Consumer Discretionary	16.4
Energy	7.4
Financials	6.0
Materials	5.3
Consumer Staples	2.1
Cash & Equivalents	1.3
Telecommunications	0.8

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.53%	$1,000.00	$1,121.40	$2.79
	Hypothetical*	0.53%	$1,000.00	$1,022.13	$2.66

Class B(a)	Actual	0.78%	$1,000.00	$1,119.60	$4.10
	Hypothetical*	0.78%	$1,000.00	$1,020.87	$3.91

Class E(a)	Actual	0.68%	$1,000.00	$1,120.30	$3.57
	Hypothetical*	0.68%	$1,000.00	$1,021.38	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—98.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Esterline Technologies Corp. (a) (b)	40,100	$3,063,640
GenCorp, Inc. (a) (b)	81,400	522,588
Heico Corp. (Class A)	69,968	2,781,928
Hexcel Corp. (a) (b)	87,200	1,908,808
Taser International, Inc. (a) (b)	64,600	293,930
TransDigm Group, Inc. (a) (b)	56,200	5,124,878
Triumph Group, Inc. (a)	11,100	1,105,338

		14,801,110

Air Freight & Logistics—0.5%
HUB Group, Inc. (b)	39,000	1,468,740
UTi Worldwide, Inc. (a)	102,100	2,010,349

		3,479,089

Airlines—0.1%
Allegiant Travel Co. (a) (b)	8,100	400,950

Auto Components—1.2%
Dana Holding Corp. (b)	126,900	2,322,270
Gentex Corp. (a)	29,900	903,877
Tenneco, Inc. (a) (b)	71,300	3,142,191
TRW Automotive Holdings Corp. (b)	20,500	1,210,115

		7,578,453

Beverages—0.5%
Boston Beer Co., Inc. (b)	39,187	3,511,155

Biotechnology—6.2%
Acorda Therapeutics, Inc. (a) (b)	37,700	1,218,087
Alexion Pharmaceuticals, Inc. (b)	65,800	3,094,574
Alkermes, Inc. (b)	87,000	1,618,200
Allos Therapeutics, Inc. (a) (b)	15,600	33,384
Alnylam Pharmaceuticals, Inc. (a) (b)	19,700	184,589
AMAG Pharmaceuticals, Inc. (a) (b)	5,300	99,640
Arqule, Inc. (a) (b)	55,000	343,750
BioMarin Pharmaceutical, Inc. (a) (b)	86,900	2,364,549
Cepheid, Inc. (a) (b)	73,800	2,556,432
Cubist Pharmaceuticals, Inc. (a) (b)	61,600	2,216,984
Exelixis, Inc. (a) (b)	234,200	2,098,432
Human Genome Sciences, Inc. (a) (b)	76,000	1,865,040
Idenix Pharmaceuticals, Inc. (a) (b)	75,400	377,000
Incyte Corp., Ltd. (a) (b)	181,700	3,441,398
InterMune, Inc. (b)	56,500	2,025,525
Lexicon Pharmaceuticals, Inc. (a) (b)	98,100	172,656
Momenta Pharmaceuticals, Inc. (a) (b)	34,300	667,478
NPS Pharmaceuticals, Inc. (a) (b)	37,300	352,485
Onyx Pharmaceuticals, Inc. (b)	52,600	1,856,780
Pharmasset, Inc. (a) (b)	31,500	3,534,300
Regeneron Pharmaceuticals, Inc. (a) (b)	69,900	3,964,029
Rigel Pharmaceuticals, Inc. (a) (b)	36,400	333,788
Savient Pharmaceuticals, Inc. (a) (b)	44,800	335,552
Seattle Genetics, Inc. (a) (b)	63,500	1,303,020
Theravance, Inc. (a) (b)	53,300	1,183,793
United Therapeutics Corp. (a) (b)	47,400	2,611,740

		39,853,205

Security Description	Shares	Value*

Capital Markets—1.1%
Affiliated Managers Group, Inc. (b)	21,049	$2,135,421
Cohen & Steers, Inc. (a)	9,200	304,980
E*TRADE Financial Corp. (b)	140,560	1,939,728
Greenhill & Co., Inc. (a)	10,300	554,346
Knight Capital Group, Inc. (a) (b)	25,500	281,010
Stifel Financial Corp. (a) (b)	44,950	1,611,907

		6,827,392

Chemicals—2.9%
Intrepid Potash, Inc. (b)	38,000	1,235,000
Koppers Holdings, Inc. (a)	28,000	1,062,040
NewMarket Corp. (a)	9,700	1,655,887
Rockwood Holdings, Inc. (b)	92,000	5,086,680
Senomyx, Inc. (a) (b)	54,500	280,130
Solutia, Inc. (a) (b)	134,500	3,073,325
Stepan Co. (a)	26,800	1,900,120
The Scotts Miracle-Gro Co. (a)	7,900	405,349
W.R. Grace & Co. (a) (b)	87,700	4,001,751

		18,700,282

Commercial Banks—1.2%
Danvers Bancorp, Inc. (a)	32,600	709,702
Signature Bank (a) (b)	57,100	3,266,120
SVB Financial Group (a) (b)	39,300	2,346,603
Texas Capital Bancshares, Inc. (a) (b)	59,800	1,544,634

		7,867,059

Commercial Services & Supplies—2.2%
ACCO Brands Corp. (a) (b)	67,700	531,445
Cenveo, Inc. (a) (b)	89,300	571,520
Clean Harbors, Inc. (a) (b)	60,700	6,267,275
Rollins, Inc. (a)	77,350	1,576,393
The Brink’s Co.	24,400	727,852
U.S. Ecology, Inc. (a)	33,900	579,690

Waste Connections, Inc. (a)	118,800	3,769,524

		14,023,699

Communications Equipment—3.7%
Acme Packet, Inc. (a) (b)	30,200	2,117,926
ADTRAN, Inc.	46,400	1,796,144
Arris Group, Inc. (b)	43,400	503,874
Aruba Networks, Inc. (b)	94,700	2,798,385
Blue Coat Systems, Inc. (a) (b)	63,400	1,385,924
Cogo Group, Inc. (a) (b)	48,000	256,320
Comtech Telecommunications Corp. (a) (b)	26,200	734,648
DG FastChannel, Inc. (a) (b)	89,600	2,871,680
JDS Uniphase Corp. (b)	180,000	2,998,800
Plantronics, Inc. (a)	67,300	2,458,469
Polycom, Inc. (a) (b)	69,693	4,481,260
Riverbed Technology, Inc. (a) (b)	40,700	1,611,313

		24,014,743

Computers & Peripherals—0.2%
Synaptics, Inc. (a) (b)	59,300	1,526,382

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—0.2%
MYR Group, Inc. (a) (b)	48,300	$1,130,220

Consumer Finance—0.4%
World Acceptance Corp. (a) (b)	34,600	2,268,722

Containers & Packaging—0.5%
Rock-Tenn Co. (a)	50,000	3,317,000

Distributors—0.1%
LKQ Corp. (b)	29,400	767,046

Diversified Consumer Services—1.4%
American Public Education, Inc. (a) (b)	64,700	2,879,797
Capella Education Co. (a) (b)	9,600	401,760
Matthews International Corp. (a)	22,700	911,405
Steiner Leisure, Ltd. (a) (b)	32,400	1,480,032
Weight Watchers International, Inc. (a)	44,600	3,365,962

		9,038,956

Diversified Financial Services—1.0%
MSCI, Inc. (b)	56,978	2,146,931
NewStar Financial, Inc. (a) (b)	141,900	1,515,492

Portfolio Recovery Associates, Inc. (a) (b)	28,500	2,416,515

		6,078,938

Diversified Telecommunication Services—0.6%
Premiere Global Services, Inc. (a) (b)	62,200	496,356
tw telecom, inc. (b)	149,200	3,063,076

		3,559,432

Electrical Equipment—2.0%
Acuity Brands, Inc. (a)	68,100	3,798,618
General Cable Corp. (a) (b)	25,200	1,073,016
II-VI, Inc. (a) (b)	98,400	2,519,040
Thomas & Betts Corp. (b)	60,200	3,241,770
Woodward Governor Co. (a)	70,800	2,468,088

		13,100,532

Electronic Equipment, Instruments & Components—1.8%
Anixter International, Inc. (a) (b)	49,000	3,201,660
Coherent, Inc. (a) (b)	37,100	2,050,517
CyberOptics Corp. (b)	69,137	669,938
Dolby Laboratories, Inc. (Class A) (a) (b)	30,300	1,286,538
Itron, Inc. (a) (b)	28,300	1,362,928
Power-One, Inc. (a) (b)	117,800	954,180
Rofin-Sinar Technologies, Inc. (a) (b)	31,800	1,085,970
Trimble Navigation, Ltd. (b)	19,000	753,160

		11,364,891

Energy Equipment & Services—3.6%
Atwood Oceanics, Inc. (b)	40,000	1,765,200
Complete Production Services, Inc. (b)	67,400	2,248,464
Core Laboratories NV	33,100	3,691,974
Dawson Geophysical Co. (a) (b)	10,900	372,235

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Dril-Quip, Inc. (a) (b)	25,500	$1,729,665
Gulf Island Fabrication, Inc. (a)	30,200	974,856
ION Geophysical Corp. (a) (b)	94,700	895,862
Oceaneering International, Inc.	44,200	1,790,100
Oil States International, Inc. (a) (b)	41,200	3,292,292
Superior Energy Services, Inc. (b)	81,100	3,012,054
Tesco Corp. (a) (b)	60,500	1,174,305
Tetra Technologies, Inc. (b)	64,300	818,539
Unit Corp. (b)	23,400	1,425,762

		23,191,308

Food Products—0.8%
J&J Snack Foods Corp. (a)	45,800	2,283,130
TreeHouse Foods, Inc. (a) (b)	54,300	2,965,323

		5,248,453

Health Care Equipment & Supplies—2.8%
ArthroCare Corp. (a) (b)	57,300	1,917,831
Edwards Lifesciences Corp. (b)	12,900	1,124,622
HeartWare International, Inc. (a) (b)	16,400	1,214,912
IDEXX Laboratories, Inc. (b)	34,000	2,637,040
Integra LifeSciences Holdings Corp. (b)	26,400	1,262,184
Masimo Corp. (a) (b)	41,400	1,228,752
Meridian Bioscience, Inc. (a)	49,900	1,203,089
Orthofix International NV(a) (b)	39,100	1,660,577
Sirona Dental Systems, Inc. (b)	67,200	3,568,320
STERIS Corp. (a)	11,800	412,764
Thoratec Corp. (a) (b)	52,200	1,713,204

		17,943,295

Health Care Providers & Services—4.1%
Alliance HealthCare Services, Inc. (a) (b)	59,100	224,580
Amedisys, Inc. (a) (b)	40,233	1,071,405
Catalyst Health Solutions, Inc. (b)	48,000	2,679,360
Centene Corp. (b)	56,900	2,021,657
Chemed Corp. (a)	23,500	1,539,720
Corvel Corp. (a) (b)	33,900	1,589,910
Gentiva Health Services, Inc. (b)	46,100	960,263
Healthsouth Corp. (a) (b)	80,100	2,102,625
Healthspring, Inc. (a) (b)	55,500	2,559,105
HMS Holdings Corp. (a) (b)	41,900	3,220,853
Mednax, Inc. (b)	18,600	1,342,734
PharMerica Corp. (a) (b)	33,000	421,080
PSS World Medical, Inc. (a) (b)	63,500	1,778,635
Sun Healthcare Group, Inc. (a) (b)	18,533	148,635
Team Health Holdings, Inc. (a) (b)	64,300	1,447,393
Tenet Healthcare Corp. (b)	359,700	2,244,528
VCA Antech, Inc. (a) (b)	33,700	714,440

		26,066,923

Health Care Technology—0.3%
Allscripts Heathcare Solutions, Inc. (b)	94,020	1,825,868
MedAssets, Inc. (a) (b)	22,800	304,608

		2,130,476

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—2.2%
CEC Entertainment, Inc. (a)	20,600	$826,266
Choice Hotels International, Inc. (a)	27,700	924,072
Denny’s Corp. (a) (b)	255,400	990,952
P.F. Chang’s China Bistro, Inc. (a)	24,000	965,760
Panera Bread Co. (a) (b)	50,500	6,345,830
Red Robin Gourmet Burgers, Inc. (a) (b)	11,600	422,008
The Cheesecake Factory, Inc. (a) (b)	57,400	1,800,638
WMS Industries, Inc. (a) (b)	57,750	1,774,080

		14,049,606

Household Durables—0.8%
Tempur-Pedic International, Inc. (a) (b)	71,700	4,862,694

Household Products—0.2%
Church & Dwight Co., Inc.	27,800	1,127,012

Insurance—0.5%
Amtrust Financial Services, Inc. (a)	53,700	1,223,286
HCC Insurance Holdings, Inc.	30,900	973,350
StanCorp Financial Group, Inc. (a)	19,400	818,486
The Navigators Group, Inc. (a) (b)	4,300	202,100

		3,217,222

Internet & Catalog Retail—0.9%
HSN, Inc. (a) (b)	71,400	2,350,488
Shutterfly, Inc. (a) (b)	61,100	3,508,362

		5,858,850

Internet Software & Services—2.0%
j2 Global Communications, Inc. (a) (b)	61,600	1,738,968
MercadoLibre, Inc. (a) (b)	33,000	2,618,220
Perficient, Inc. (a) (b)	69,400	712,044
RealNetworks, Inc. (a) (b)	184,800	628,320
SINA Corp. (a) (b)	10,500	1,093,050
Sohu.com, Inc. (b)	30,000	2,168,100
ValueClick, Inc. (a) (b)	81,600	1,354,560
WebMD Health Corp. (b)	53,100	2,420,298

		12,733,560

IT Services—4.2%
CACI International, Inc. (a) (b)	5,400	340,632
Cardtronics, Inc. (a) (b)	82,300	1,929,935
Gartner, Inc. (Class A) (b)	138,100	5,564,049
Genpact, Ltd. (b)	39,300	677,532
Global Payments, Inc.	29,120	1,485,120
Heartland Payment Systems, Inc. (a)	82,260	1,694,556
MAXIMUS, Inc. (a)	49,800	4,119,954
NCI, Inc. (a) (b)	64,069	1,455,648
NeuStar, Inc. (b)	24,700	647,140
TeleTech Holdings, Inc. (a) (b)	61,000	1,285,880
TNS, Inc. (a) (b)	37,618	624,459
Unisys Corp. (a) (b)	29,509	758,381
VeriFone Systems, Inc. (a) (b)	92,300	4,093,505
Wright Express Corp. (a) (b)	44,200	2,301,494

		26,978,285

Security Description	Shares	Value*

Leisure Equipment & Products—1.2%
Brunswick Corp. (a)	96,200	$1,962,480
Polaris Industries, Inc.	41,500	4,613,555
Pool Corp. (a)	42,500	1,266,925

		7,842,960

Life Sciences Tools & Services—1.4%
Bio-Rad Laboratories, Inc. (b)	14,900	1,778,464
Bruker Corp. (b)	129,300	2,632,548
eResearch Technology, Inc. (a) (b)	29,400	187,278
Illumina, Inc. (a) (b)	23,800	1,788,570
Mettler-Toledo International, Inc. (a) (b)	10,500	1,771,035
Parexel International Corp. (a) (b)	46,600	1,097,896

		9,255,791

Machinery—6.4%
3D Systems Corp. (a) (b)	57,600	1,135,296
Actuant Corp. (a)	97,000	2,602,510
Chart Industries, Inc. (a) (b)	28,700	1,549,226
Gardner Denver, Inc.	77,300	6,497,065
Graco, Inc. (a)	56,400	2,857,224
IDEX Corp. (a)	72,700	3,333,295
John Bean Technologies Corp. (a)	32,900	635,628
Meritor, Inc. (a) (b)	105,000	1,684,200
Middleby Corp. (a) (b)	34,800	3,272,592
NACCO Industries, Inc. (a)	12,600	1,219,932
Nordson Corp. (a)	82,700	4,536,095
Robbins & Myers, Inc.	45,000	2,378,250
Toro Co. (a)	47,000	2,843,500
Valmont Industries, Inc. (a)	33,000	3,180,870
Wabtec Corp.	53,600	3,522,592

		41,248,275

Marine—0.6%
Kirby Corp. (a) (b)	63,900	3,621,213

Media—1.6%
CTC Media, Inc. (b)	52,900	1,127,828
John Wiley & Sons, Inc. (a)	43,200	2,246,832
Knology, Inc. (a) (b)	49,400	733,590
Liberty Media Capital Corp. (Series A) (b)	20,500	1,757,875
Madison Square Garden, Inc. (a) (b)	97,900	2,695,187
National CineMedia, Inc. (a)	39,300	664,563
SIRIUS XM Radio, Inc. (a) (b)	519,100	1,136,829

		10,362,704

Metals & Mining—1.5%
Allied Nevada Gold Corp. (a) (b)	74,200	2,624,454
Carpenter Technology Corp. (a)	22,700	1,309,336
Compass Minerals International, Inc.	17,500	1,506,225
Royal Gold, Inc.	20,700	1,212,399
Stillwater Mining Co. (a) (b)	131,300	2,889,913

		9,542,327

Multiline Retail—0.3%
Big Lots, Inc. (b)	62,300	2,065,245

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—3.8%
Bill Barrett Corp. (a) (b)	32,500	$1,506,375
Clayton Williams Energy, Inc. (a) (b)	42,800	2,570,140
Comstock Resources, Inc. (a) (b)	19,500	561,405
Contango Oil & Gas Co. (a) (b)	45,400	2,653,176
Gran Tierra Energy, Inc. (b)	266,800	1,763,548
Northern Oil & Gas, Inc. (a) (b)	139,900	3,098,785
Oasis Petroleum, Inc. (a) (b)	72,500	2,151,800
Patriot Coal Corp. (b)	100,100	2,228,226
Rosetta Resources, Inc. (b)	34,300	1,767,822
SM Energy Co. (a)	83,800	6,157,624

		24,458,901

Paper & Forest Products—0.4%
Clearwater Paper Corp. (a) (b)	15,700	1,071,996
KapStone Paper & Packaging Corp. (a) (b)	79,800	1,322,286

		2,394,282

Personal Products—0.5%
Herbalife, Ltd.	57,400	3,308,536

Pharmaceuticals—1.7%
Akorn, Inc. (a) (b)	146,900	1,028,300
Auxilium Pharmaceuticals, Inc. (a) (b)	43,800	858,480
AVANIR Pharmaceuticals, Inc. (a) (b)	166,700	560,112
Cadence Pharmaceuticals, Inc. (a) (b)	32,400	298,080
MAP Pharmaceuticals, Inc. (a) (b)	25,200	402,444
Nektar Therapeutics (a) (b)	64,200	466,734
Par Pharmaceutical Cos., Inc. (a) (b)	48,500	1,599,530
Salix Pharmaceuticals, Ltd. (a) (b)	50,400	2,007,432
The Medicines Co. (a) (b)	83,100	1,371,981
Valeant Pharmaceuticals International, Inc. (a)	6,214	322,879
ViroPharma, Inc. (a) (b)	83,500	1,544,750
XenoPort, Inc. (a) (b)	25,200	179,424

		10,640,146

Professional Services—1.1%
Huron Consulting Group, Inc. (a) (b)	63,200	1,909,272
IHS, Inc. (b)	12,800	1,067,776
Korn/Ferry International (a) (b)	35,600	782,844
The Advisory Board Co. (a) (b)	39,800	2,303,624
Towers Watson & Co.	18,400	1,209,064

		7,272,580

Real Estate Investment Trusts—0.9%
DuPont Fabros Technology, Inc. (a)	44,700	1,126,440
Sabra Healthcare REIT, Inc. (a)	20,033	334,751
Strategic Hotels & Resorts, Inc. (a) (b)	164,100	1,161,828
Taubman Centers, Inc.	48,000	2,841,600

		5,464,619

Real Estate Management & Development—0.7%
Forest City Enterprises, Inc. (b)	118,400	2,210,528
Jones Lang LaSalle, Inc.	23,100	2,178,330

		4,388,858

Security Description	Shares	Value*

Road & Rail—1.4%
Avis Budget Group, Inc. (a) (b)	85,000	$1,452,650
Landstar System, Inc. (a)	48,200	2,240,336
Old Dominion Freight Line, Inc. (a) (b)	84,100	3,136,930
RailAmerica, Inc. (a) (b)	161,900	2,428,500

		9,258,416

Semiconductors & Semiconductor Equipment—4.0%
Advanced Energy Industries, Inc. (b)	32,700	483,633
Amkor Technology, Inc. (a) (b)	198,600	1,225,362
Atmel Corp. (b)	161,400	2,270,898
Cabot Microelectronics Corp. (a) (b)	21,600	1,003,752
Cavium, Inc. (b)	34,600	1,508,214
Cymer, Inc. (a) (b)	30,500	1,510,055
Cypress Semiconductor Corp.(a)(b)	148,000	3,128,720
Diodes, Inc. (a) (b)	81,400	2,124,540
FEI Co. (a) (b)	9,600	366,624
Hittite Microwave Corp. (b)	14,500	897,695
Micrel, Inc. (a)	89,200	943,736
Microsemi Corp. (b)	77,600	1,590,800
Pericom Semiconductor Corp. (a) (b)	29,135	260,467
PMC-Sierra, Inc. (b)	87,300	660,861
Semtech Corp. (a) (b)	58,000	1,585,720
Silicon Laboratories, Inc. (a) (b)	48,200	1,988,732
Tessera Technologies, Inc. (b)	27,500	471,350
TriQuint Semiconductor, Inc. (a) (b)	170,300	1,735,357
Veeco Instruments, Inc. (a) (b)	39,900	1,931,559

		25,688,075

Software—10.8%
Actuate Corp. (a) (b)	85,219	498,531
Advent Software, Inc. (a) (b)	70,400	1,983,168
ANSYS, Inc. (b)	23,030	1,259,050
Ariba, Inc. (a) (b)	85,400	2,943,738
AsiaInfo Holdings, Inc. (a) (b)	38,300	634,248
Blackboard, Inc. (a) (b)	64,800	2,811,672
CommVault Systems, Inc. (a) (b)	74,100	3,293,745
Concur Technologies, Inc. (a) (b)	49,300	2,468,451
Ebix, Inc. (a) (b)	76,200	1,451,610
FactSet Research Systems, Inc. (a)	27,200	2,783,104
Fortinet, Inc. (b)	153,400	4,186,286
Informatica Corp. (b)	115,500	6,748,665
Jack Henry & Associates, Inc. (a)	29,200	876,292
Kenexa Corp. (a) (b)	65,400	1,568,292
MICROS Systems, Inc. (b)	95,600	4,752,276
Monotype Imaging Holdings, Inc. (a) (b)	123,105	1,739,474
Net 1 UEPS Technologies, Inc. (b)	26,600	230,888
Netscout Systems, Inc. (a) (b)	95,800	2,001,262
Opnet Technologies, Inc. (a)	74,300	3,041,842
Parametric Technology Corp. (b)	90,100	2,065,993
Progress Software Corp. (a) (b)	38,600	931,418
Quest Software, Inc. (a) (b)	71,700	1,629,741
RealD, Inc. (a) (b)	11,200	261,968
Rovi Corp. (b)	61,600	3,533,376
Solera Holdings, Inc.	73,000	4,318,680
Taleo Corp. (a) (b)	49,370	1,828,171

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
TIBCO Software, Inc. (b)	202,600	$5,879,452
Ultimate Software Group, Inc. (a) (b)	70,000	3,810,100

		69,531,493

Specialty Retail—4.2%
Aaron’s, Inc.	82,500	2,331,450
Aeropostale, Inc. (a) (b)	74,625	1,305,938
Ascena Retail Group, Inc. (a) (b)	90,400	3,078,120
Guess?, Inc.	31,900	1,341,714
Hibbett Sports, Inc. (a) (b)	35,350	1,439,098
JOS A. Bank Clothiers, Inc. (a) (b)	56,800	2,840,568
Monro Muffler Brake, Inc. (a)	117,200	4,370,388
Sally Beauty Holdings, Inc. (a) (b)	236,400	4,042,440
The Children’s Place Retail Stores, Inc. (a) (b)	23,300	1,036,617
Tractor Supply Co.	74,800	5,002,624

		26,788,957

Textiles, Apparel & Luxury Goods—2.5%
Deckers Outdoor Corp. (a) (b)	47,900	4,221,906
Fossil, Inc. (b)	34,749	4,090,652
Hanesbrands, Inc. (b)	47,000	1,341,850
Iconix Brand Group, Inc. (a) (b)	85,900	2,078,780
Phillips-Van Heusen Corp.	34,700	2,271,809
The Warnaco Group, Inc. (a) (b)	40,600	2,121,350

		16,126,347

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (b)	63,500	377,825
Radian Group, Inc. (a)	58,300	246,609

		624,434

Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc. (a) (b)	75,500	1,722,910
MSC Industrial Direct Co.	6,500	431,015
RSC Holdings, Inc. (a) (b)	144,000	1,722,240
United Rentals, Inc. (a) (b)	82,000	2,082,800

		5,958,965

Security Description	Shares	Value*

Wireless Telecommunication Services—0.3%
SBA Communications Corp. (a) (b)	43,500	$1,661,265

Total Common Stock (Identified Cost $480,063,267)		634,121,329

Short Term Investments—29.4%

Mutual Funds—29.4%
State Street Navigator Securities Lending Prime Portfolio (c)	181,529,067	181,529,067
T. Rowe Price Reserve Investment Fund (d)	7,192,287	7,192,287

Total Short Term Investments (Identified Cost $188,721,354)		188,721,354

Total Investments—128.2% (Identified Cost $668,784,621) (e)		822,842,683
Liabilities in excess of other assets		(181,061,436)

Net Assets—100.0%		$641,781,247

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $179,175,752 and the collateral received consisted of cash in the amount of $181,529,067 and non-cash collateral with a value of $167,912. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $669,101,891. The aggregate unrealized appreciation and depreciation of investments was $173,273,152 and $(19,532,360), respectively, resulting in net unrealized appreciation of $153,740,792 for federal income tax purposes.

Affiliated Issuer

Security Description	Number of Shares Held at December 31, 2010	Shares Purchased Since December 31, 2010	Shares Sold Since December 31, 2010	Number of Shares Held at June 30, 2011	Realized Gain/Loss on Shares Sold	Income For Period Ended June 30, 2011
T. Rowe Price Reserve Investment Fund	5,613,248	70,770,318	69,191,279	7,192,287	$0	$5,152

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$634,121,329	$—	$—	$634,121,329
Total Short Term Investments*	188,721,354	—	—	188,721,354
Total Investments	$822,842,683	$—	$—	$822,842,683

*	See Schedule of Investments for additional detailed categorizations.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$822,842,683
Receivable for:
Securities sold		10,417,367
Fund shares sold		235,454
Accrued dividends		79,562

Total Assets		833,575,066
Liabilities
Payable for:
Securities purchased	$9,052,040
Fund shares redeemed	807,646
Collateral for securities loaned	181,529,067
Accrued expenses:
Management fees	235,147
Distribution and service fees	63,778
Deferred directors’ fees	23,537
Other expenses	82,604

Total Liabilities		191,793,819

Net Assets		$641,781,247

Net assets consists of:
Paid in surplus		$445,286,718
Undistributed net investment loss		(958,071)
Accumulated net realized gains		43,394,538
Unrealized appreciation on investments		154,058,062

Net Assets		$641,781,247

Net Assets
Class A		$311,051,543
Class B		313,303,139
Class E		17,426,565

Capital Shares (Authorized) Outstanding
Class A (30,000,000)		16,918,814
Class B (25,000,000)		17,608,054
Class E (5,000,000)		969,571

Net Asset Value, Offering and Redemption Price Per Share
Class A		$18.38
Class B		17.79
Class E		17.97

(a)	Identified cost of investments was $668,784,621.
(b)	Includes securities on loan with a value of $179,175,752.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$842,341
Interest (b)		213,669

		1,056,010
Expenses
Management fees	$1,506,737
Distribution and service fees—Class B	369,472
Distribution and service fees—Class E	13,018
Directors’ fees and expenses	24,547
Custodian and accounting	70,025
Audit and tax services	16,626
Legal	3,717
Shareholder reporting	60,866
Insurance	2,753
Miscellaneous	4,265

Total expenses	2,072,026
Less broker commission recapture	(106)
Management fee waivers	(74,957)	1,996,963

Net Investment Loss		(940,953)

Net Realized and Unrealized Gain
Net realized gain on:
Investments		53,641,100
Net change in unrealized appreciation on:
Investments		16,095,047

Net realized and unrealized gain		69,736,147

Net Increase in Net Assets From Operations		$68,795,194

(a)	Net of foreign taxes of $2,963.
(b)	Includes net income on securities loaned of $208,657.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(940,953)	$(453,580)
Net realized gain	53,641,100	24,817,891
Net change in unrealized appreciation	16,095,047	119,702,974

Increase in net assets from operations	68,795,194	144,067,285

Increase (decrease) in net assets from capital share transactions	9,691,125	(1,866,693)

Total increase in net assets	78,486,319	142,200,592

Net Assets
Beginning of the period	563,294,928	421,094,336

End of the period	$641,781,247	$563,294,928

Net Investment Loss
End of the period	$(958,071)	$(17,118)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,100,183	$19,321,545	1,374,874	$18,952,226
Redemptions	(1,318,363)	(23,341,164)	(2,238,144)	(30,074,261)

Net decrease	(218,180)	$(4,019,619)	(863,270)	$(11,122,035)

Class B
Sales	2,466,086	$42,114,187	4,113,927	$54,272,214
Redemptions	(1,602,522)	(27,560,644)	(3,429,859)	(44,396,082)

Net increase	863,564	$14,553,543	684,068	$9,876,132

Class E
Sales	186,772	$3,210,239	305,519	$4,152,684
Redemptions	(235,126)	(4,053,038)	(363,019)	(4,773,474)

Net decrease	(48,354)	$(842,799)	(57,500)	$(620,790)

Increase (decrease) derived from capital share transactions		$9,691,125		$(1,866,693)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$16.39		$12.15		$9.05	$17.26	$15.72		$15.13

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	0.00	(a)	0.01 (a)	0.03 (a)	(0.02	)(a)	(0.03)
Net realized and unrealized gain (loss) on investments	2.01		4.24		3.41	(5.33)	1.56		0.62

Total from investment operations	1.99		4.24		3.42	(5.30)	1.54		0.59

Less Distributions
Distributions from net investment income	0.00		0.00		(0.04)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(0.28)	(2.91)	0.00		0.00

Total distributions	0.00		0.00		(0.32)	(2.91)	0.00		0.00

Net Asset Value, End of Period	$18.38		$16.39		$12.15	$9.05	$17.26		$15.72

Total Return (%)	12.14	(b)	34.90		38.97	(36.19)	9.86		3.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(c)	0.57		0.62	0.59	0.59		0.60
Net ratio of expenses to average net assets (%) (d)	0.53	(c)	0.55		0.60	0.57	0.57		0.59
Ratio of net investment income (loss) to average net assets (%)	(0.18	)(c)	0.02		0.14	0.23	(0.12)		(0.19)
Portfolio turnover rate (%)	43	(c)	33		28	73	51		38
Net assets, end of period (in millions)	$311.05		$280.96		$218.72	$170.24	$294.46		$349.26

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$15.89		$11.80		$8.79		$16.89	$15.42		$14.88

Income (Loss) From Investment Operations
Net investment income (loss)	(0.04	)(a)	(0.03	)(a)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)
Net realized and unrealized gain (loss) on investments	1.94		4.12		3.31		(5.20)	1.53		0.59

Total from investment operations	1.90		4.09		3.30		(5.19)	1.47		0.54

Less Distributions
Distributions from net investment income	0.00		0.00		(0.01)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		0.00		(0.29)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$17.79		$15.89		$11.80		$8.79	$16.89		$15.42

Total Return (%)	11.96	(b)	34.66		38.63		(36.32)	9.53		3.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(c)	0.82		0.87		0.84	0.84		0.85
Net ratio of expenses to average net assets (%) (d)	0.78	(c)	0.80		0.85		0.82	0.82		0.84
Ratio of net investment income (loss) to average net assets (%)	(0.43	)(c)	(0.22)		(0.11)		0.10	(0.36)		(0.44)
Portfolio turnover rate (%)	43	(c)	33		28		73	51		38
Net assets, end of period (in millions)	$313.30		$266.01		$189.57		$138.12	$54.37		$45.21

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$16.04		$11.91		$8.87		$17.00	$15.50		$14.95

Income (Loss) From Investment Operations
Net investment income (loss)	(0.03	)(a)	(0.02	)(a)	(0.00	)(a)(e)	0.01 (a)	(0.04	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	1.96		4.15		3.34		(5.23)	1.54		0.61

Total from investment operations	1.93		4.13		3.34		(5.22)	1.50		0.55

Less Distributions
Distributions from net investment income	0.00		0.00		(0.02)		0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(0.28)		(2.91)	0.00		0.00

Total distributions	0.00		0.00		(0.30)		(2.91)	0.00		0.00

Net Asset Value, End of Period	$17.97		$16.04		$11.91		$8.87	$17.00		$15.50

Total Return (%)	12.03	(b)	34.68		38.78		(36.25)	9.68		3.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(c)	0.72		0.77		0.74	0.74		0.75
Net ratio of expenses to average net assets (%) (d)	0.68	(c)	0.70		0.75		0.72	0.72		0.74
Ratio of net investment income (loss) to average net assets (%)	(0.33	)(c)	(0.14)		(0.01)		0.09	(0.26)		(0.35)
Portfolio turnover rate (%)	43	(c)	33		28		73	51		38
Net assets, end of period (in millions)	$17.43		$16.33		$12.80		$10.36	$16.65		$18.50

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Net investment loss for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average daily net assets
$1,506,737	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$137,453,661	$0	$134,172,225

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$—	$799,964	$—	$9,573,131	$—	$4,842	$—	$10,377,937

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$136,122,970	$(8,406,519)	$127,716,451

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $8,406,519 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned 1.96% and 1.82%, compared to its benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index1, which returned 5.62%.

MARKET ENVIRONMENT/CONDITIONS

The first six months of 2011 were characterized by whipsawing markets that left investors confused and less tolerant of adding risk to their investment portfolios as the summer approached. As we near the three-year anniversary of the historic financial crisis, there is little agreement as to the state of health of global financial markets as they continue to stabilize. Although the first quarter was very positive, particularly for hard assets investors, the second quarter was extremely volatile, with commodity prices falling off from recent price highs. The Precious Metals sector was the only major commodities group to post gains in the second quarter, and the economically sensitive Energy sector was among the weakest performers. Gold bullion recorded an all-time high of $1,577 on May 2, but consolidated throughout the rest of the quarter to end June 30 at $1,500; bullion still managed to post a gain of 4.75% for the quarter (its eleventh straight quarterly gain), and was up 5.60% for the six-month period ending June 30. Silver prices boasted new highs in the first quarter, surging 21.82% to $37.67 per troy ounce, reaching a 31-year high and the lowest relative gold-to-silver ratio since 1983. However, in the second quarter, silver prices tested the $50-per-troy-ounce record in early April only to pullback in May and June (still ending the half up 12.20%). Crude oil prices followed a similar roller-coaster path: after topping $106 a barrel in the first quarter (the highest closing price since September 2008), prices fell 10.59% in the second quarter to end June 30 at $95.70. Throughout the period, hard assets equities underperformed relative to their underlying commodities, as investors’ tolerance for risk diminished as the year progressed.

In the first half of 2011, hard assets markets continued to struggle with the same issues that dominated in 2010: slower global economic growth, with particular concern about U.S. economic health; worsening sovereign debt crises in Europe and other developed regions; anticipation over diminishing fiscal support as quantitative easing ends; anxiety over supply constraints in several key commodities; and rising inflation among key emerging markets, including China, India and Brazil. In addition, early in the year, markets withstood the unpredictable black swans of civil unrest in the Middle East and North Africa (MENA), and Japan’s tragic March 11 Tohoku earthquake, tsunami, and the ensuing nuclear disaster. Although events in the MENA region, including the overthrow of the Tunisian president and the Egyptian government, carried profound geopolitical consequences, they had little impact on global economies until civil war spread to Libya. As production of light crude oil was disrupted in Libya, oil prices soared as investors were once again reminded of the importance of petroleum to the global economy.

Despite second quarter difficulties, the Energy sector was one of the strongest performers overall during the first half of 2011. In the first quarter, political unrest in the MENA region more than offset the ample supply and slack demand conditions here in the U.S. However, in the second quarter, slowing global economic growth, along with the coordinated global release by the International Energy Agency of strategic petroleum reserves on June 23 created downward pressure on the Energy sector. Crude oil prices gained 16.79% in the first quarter to reach $106 per barrel, then fell 10.59% in the second quarter to end June at $95.70 per barrel; net gains for the six months were 4.42%. As witnessed at the pump, gasoline prices were one of the best performing oil by-products, rising some 24% in the first half, despite the recent pullback. On the equity side, major oil companies gained 8.92% in the first half of 2011, as measured by the NSYE Arca Oil Index, and oil services stocks rose 9.94%, as measured by the Philadelphia Oil Services Index. The bulk of these advances were achieved in the positive first quarter. Natural gas stocks advanced 12.32% in the first half, as measured by the NYSE Arca Natural Gas Index, despite a slight decline in price of the commodity. Coal prices were rather range-bound during the period, while coal stocks, as measured by the Stowe Coal Index, declined 0.72%.

Given the global economic uncertainty, it was not surprising that gold bullion was supported throughout the first half of 2011. Deepening sovereign debt issues across the globe continued to strengthen the perception of gold as a sound currency alternative and financial safe haven. Greece (along with Ireland, Portugal and Spain) remained at the forefront of Europe’s woes, as it grew increasingly clear that Greece could not service its debt without substantial assistance from other governments or international agencies. European authorities were desperately trying to avoid a Greek sovereign default, which had the potential to lead to widespread banking failures and contagion to other heavily indebted countries. Although Greece may be geographically and economically small in size, it is a substantial credit market participant and its default would have substantial repercussions worldwide. Japanese government debt was put on negative watch by Moody’s following the Tohoku earthquake, which disrupted an economy that was already struggling with persistently anemic growth, periodic deflation, an aging population, and high levels of government debt. The ratings agencies may revise their outlook on U.S. sovereign debt due to massive fiscal deficits and the government’s inability to devise a workable plan. In our opinion, all of these issues have been very supportive of gold.

Finally, markets have been anticipating the end of fiscal relief as QE2 (quantitative easing round two) concluded in late June. This monetary support, via a renewal of large-scale asset purchases by the U.S. government, proved very beneficial to hard assets investments in 2010 and into the first half of 2011. Expansive monetary policies from many of the OECD countries (the Organization for Economic Cooperation and Development—a group of 27 advanced and less advanced nations) also continued to drive demand for physical commodities, and helped support markets.

MSF-1

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

PORTFOLIO REVIEW/CURRENT POSITIONING

Throughout the first half of 2011, we continued our investment strategy of seeking to achieve the appropriate balance between the short-term positive influences of supportive monetary policies (quantitative easing) and the negative drivers of increasing sovereign debt problems worldwide, stubborn unemployment here in the U.S., and budget deficits throughout the developed world. We did this by making decisions on an individual security basis rather than from any one sector perspective. With that said, energy holdings continued to remain a key theme of our strategy.

Although the Portfolio’s results were positive during the tumultuous first half, its performance did lag the broad commodity equity market, as measured by the S&P North American Natural Resources Sector Index, as the result of its type of exposure within the energy space. It’s important to note that this performance lag was generated in the first quarter, as described in the paragraph below, and in the second quarter, the Portfolio performed in line with the broad commodity equity market.

Energy Holdings

Within the Energy sector, the Portfolio was not invested in those well-known largest-cap integrated energy companies, such as Exxon-Mobil, which performed well in the first half. Rather, we continued to seek out the longer-term performance potential of large- to medium-capitalization energy holdings outside the realm of the integrateds. At the same time, the fortunes of hard assets companies overall were dampened by increasing production and capital costs, particularly evident among gold miners. The double-edged sword of the current hard assets bull market is soaring commodity prices and a global mining boom that has created intense competition for equipment and labor, which is driving production costs higher.

The Portfolio’s allocation to the Energy sector decreased slightly in the six-month period. We continued to favor positions in unconventional oil opportunities, international exploration and production companies, and oilfield services firms. We also maintained a position in select high asset quality, U.S.-based natural gas-weighted exploration and production companies. For the six-month period, our energy-related holdings generated divergent performance, and included the Portfolio’s biggest performance contributors, as well as its greatest detractors. Among the energy sub-sectors, as a group the Portfolio’s oil and gas exploration and production holdings were the lead performers.

Of the Portfolio’s top-five performers in the first half of 2011, four were energy-related holdings. These holdings benefited both from the surge in the underlying price of oil and positive company news. The biggest contributor to performance was Texas-based Cabot Oil & Gas, an oil and gas exploration and production company, whose shares advanced 75.4% year-to-date as of June 30. The company benefited from having premier acreage and ongoing positive investor sentiment regarding the signing of three joint venture deals for operations in the Haynesville/Bossier shale region in the first months of 2011. Cabot also reported significant production growth, stable capital expenditures and increased production growth guidance for the third and fourth quarters of 2011, as its Marcellus shale output exceeded 400 million cubic feet per day due to the Lathrop station coming online. Texas-based HollyFrontier Corp. was another top energy performer. The company’s shares rose 71% for the six-month period on positive crack spreads (i.e., the differential between the price of crude oil and petroleum products extracted from it) as well as spreads between the prices of West Texas Intermediate (WTI) crude oil and Brent crude oil. Access to favorable mid-continent refining also benefited Holly as did the announcement of its merger with fellow refiner Frontier Oil, completed on July 1. Oilfield services giant Halliburton was a solid performer, gaining 25% in the first half; the company beat quarterly earnings estimates in the first quarter, and benefited from positive news flow regarding U.S. pricing for its services and increased demand for its services internationally. Texas-based Halliburton is a good example of one of our key energy investment themes: an emphasis on major oilfield services companies that have benefited from a strong North American rig count, an increase in capital spending, and service intensity in the international arena. Petrohawk, another Texas-based oil and gas exploration and production company, also contributed materially to performance, given the 35% increase in its shares in the first half as it sold $1 billion in pipelines and other midstream assets to capitalize greater oil exploration.

By contrast, a notable performance detractor in the Energy sector was Virginia-based Alpha Natural Resources, the U.S.’s leading coal producer. The company’s shares fell 24% as it missed first quarter earnings estimates and continued to be pressured by investor concerns over the January 2011 acquisition of Massey Energy. The acquisition was announced in January and completed in early June. Massey was the owner of the West Virginia mine that was the site of a tragic explosion in April 2010. Oil services company Weatherford International, based in Texas and the fifth largest oil services provider in the U.S., also experienced a tepid first six months of the year. Investors reacted to Weatherford’s $75 million settlement with British Petroleum on last year’s Macondo well incident in the Gulf of Mexico, as well to the company’s scaling back of its international assumptions, lowered earnings per share estimates, higher expected tax rates and anticipated federal investigations. Pacific Rubiales, which has operations in Colombia, Peru and Guatemala, was also a negative performer in the first six months. The company was hurt by missing production estimates in the first quarter.

Precious Metals Holdings

The Portfolio’s allocation in precious metals grew during the period, as we increased its representation by investing in gold miners that did not participate in the run-up in gold prices during the first half of 2011.

The performance of gold shares was very disappointing in the first six months of 2011, despite the rally in gold prices. For the six months ended June 30, 2011, gold bullion gained $79.57 (5.60%), while

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

gold companies, as measured by the NYSE Arca Gold Miners Index, declined 10.84%. Demand for physical gold was strong in the first half, particularly from Asia. Inflationary pressures and negative real interest rates drove investment demand in India, China and other emerging markets. Despite these high prices, the World Gold Council reported an 11.4% increase in global gold demand in the first quarter with China alone reportedly purchasing 200 tonnes. The International Monetary Fund (IMF) reported that Mexico added approximately 100 tonnes of gold to its foreign exchange reserves, making it the first country in the western hemisphere to make a recent major gold purchase.

Normally, we would expect gold stocks to outperform the underlying metal when the gold bullion price rises, however, it appears that the market has overreacted to rising costs, driving gold equity valuations to historic lows. We believe the key reason for the short-term underperformance of gold shares has been rising production and capital costs in the mining industry. Energy can make up as much as 40% of operating costs at an average gold mine. Therefore, it is not uncommon to see equity share prices lag when oil prices rise dramatically, as they have this year.

Among the Portfolio’s precious metals holdings, Canadian gold miners Osisko Mining and IAMGOLD contributed the most positive results in the first half. Osisko’s shares gained on the announcement of an increase in its estimated gold resources at its new Malartic mine in Quebec. Canadian gold miner IAMGOLD benefited from news that its first quarter operating results showed a 40% increase in production year over year, and a substantial increase in revenues. Senior management has been focusing on properties where IAMGOLD owns significant stakes or operates the mines, and has been selling off lower producing assets. Finally, Canadian gold miner Goldcorp gained 5.4% as the stock appeared to be recovering from a disappointing 2010 when its performance was weighed down by acquisitions.

By contrast, Canadian gold miners Agnico-Eagle Mines and Kinross Gold underperformed with declines of 17.3% and 16.4% respectively. The progress of Agnico’s Meadowbank project in Nunavut was hampered by a fire that destroyed the main kitchen, significant given that Meadowbank is a remote fly-in-fly-out Arctic mine that employs nearly 500 people. Shares of Kinross declined as the company missed 4Q EPS (earnings per share) estimates due to an increase in costs, and reported higher-than-expected capital expenditures.

Base and Industrial Metals Holdings

The Portfolio’s allocation to base and industrial metals declined during the period. During the period, base metals lost ground, with the S&P GSCI Industrial Metals Index down 1.55%. Copper prices declined 1.77% in the first half; nickel, zinc and tin were off 5.35%, 3.63%, and 3.16%, respectively. Overall, weaker-than-expected global economic growth had a negative impact on base and industrial metals prices, and their corresponding equities. Electricity-intensive aluminum, on the other hand, saw its prices rise 2.51% in the six-month period, as the Tohoku earthquake and subsequent nuclear disaster in Japan increased the prospects of higher electricity input costs. Lead was another strong performing metal, rising 5.25%.

Copper miner First Quantum was the Portfolio’s fifth best performance contributor in the first half. The company advanced 34.92% on a positive reaction to the relative strength in prices of the underlying copper commodity, especially in June. First Quantum operates copper mines in Australia, Finland, Peru, and Zambia. African Minerals, a mining group with assets in West Africa, also helped boost performance in the semiannual period. The company signed a newsworthy deal with a Chinese steel-maker to develop its Tonkolili project in Sierra Leone, which has the potential to become one of the biggest iron ore mines in the world. Finally, we added Ohio-based Cliffs Natural Resources in June, the largest producer of iron ore pellets in North America, and during this short period it had a positive impact.

In February we sold our position in Arizona mining company Freeport-McMoRan Copper & Gold, which posted notably strong results in 2010. We made the decision to sell some of the more copper-sensitive equities, like Freeport, and trade into some of the copper companies that are more value-oriented and geared toward volume growth and cost management. Teck Resources, another copper miner, also contributed negatively to results on the back of lower commodity prices.

Other Holdings

The Portfolio’s investments in the agriculture arena provided positive results in the first half. We have been bullish on the agribusiness space since 2010, albeit in terms of commodities rather than equities. Potash Corp. was a strong performer, given the strength of potash fertilizer, which has benefited from very tight supplies and higher agricultural commodity prices. Relative to other fertilizers, potash pricing has historically been more stable, and we believed it had more potential to benefit coming into 2011. Elsewhere, the alternative energy, paper and forest products, real estate and chemicals sub-sectors represented small allocations that were not major contributors to results.

At period end, we continued to favor the Energy sector of the hard assets universe, specifically oil-weighted exploration and production companies and oil service companies. Our preference for oil service companies lies with those companies exposed to the booming North American service market as well as those exposed to the international spending cycle. We continued to have a positive view on coal companies, as supply constraints and improving demand, especially from the emerging markets, drove profits for metallurgical and thermal coal producers. We also continued to have a positive view on the base and industrial metals sector. Equity valuations within this sector generally remained attractive at the end of the period with shares trading at levels last seen in early 2009. Cash flow generation has

MSF-3

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

rebounded, and with it company balance sheets have improved. These improved fundamentals have led to massive capital expenditure programs. Finally, gold benefited from the risky financial and economic environment as uncertainty over fiat, or central-bank-issued, currencies continued throughout the world.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corp.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Month	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	1.96	49.35	29.43
Class B	1.82	48.97	33.10
S&P North American Natural Resources Sector Index	5.62	44.29	22.77

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Halliburton Co.	3.8
Anadarko Petroleum Corp.	3.7
Schlumberger, Ltd.	3.7
Newfield Exploration Co.	3.4
Alpha Natural Resources, Inc.	3.2
Occidental Petroleum Corp.	3.0
Xstrata plc	2.9
Weatherford International, Ltd.	2.9
Newmont Mining Corp.	2.8
Petrohawk Energy Corp.	2.7

Top Countries

% of Net Assets
United States	71.2
Canada	15.9
United Kingdom	8.3
Norway	1.6
Channel Islands	1.2
Brazil	0.9
China	0.8
Marshall Islands	0.1

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid during period** January 1, 2011 to June 30, 2011
Class A	Actual	0.82%	$1,000.00	$1,019.60	$4.11
	Hypothetical*	0.82%	$1,000.00	$1,020.67	$4.11
Class B	Actual	1.07%	$1,000.00	$1,018.20	$5.35
	Hypothetical*	1.07%	$1,000.00	$1,019.42	$5.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Common Stock—93.0% of Net Assets

Security Description	Shares	Value*

Brazil—0.9%
Petroleo Brasileiro S.A. (ADR)	232,800	$7,882,608

Canada—15.9%
Agnico-Eagle Mines, Ltd. (USD)	208,800	13,181,544
First Quantum Minerals, Ltd.	166,100	24,222,953
Goldcorp, Inc. (USD)	316,800	15,291,936
IAMGOLD Corp. (USD)	955,300	17,921,428
Kinross Gold Corp. (USD)	1,055,304	16,673,803
Osisko Mining Corp. (a) (b)	941,400	14,634,779
Osisko Mining Corp. (Additional Share Issue) (b)	100,300	1,557,680
Pacific Rubiales Energy Corp.	535,700	14,361,260
Potash Corp. of Saskatchewan, Inc. (USD)	304,100	17,330,659
Teck Resources, Ltd. (USD)	182,400	9,254,976

		144,431,018

Channel Islands—1.2%
Randgold Resources, Ltd. (ADR) (a)	127,200	10,691,160

China—0.8%
Yanzhou Coal Mining Co., Ltd.	1,824,000	7,009,258

Marshall Islands—0.1%
General Maritime Corp. (a)	667,300	900,855

Norway—1.6%
SeaDrill, Ltd.	427,200	15,093,630

United Kingdom—8.3%
Afren plc (b)	2,323,489	5,895,413
African Minerals, Ltd. (b)	518,600	4,316,540
Antofagasta plc	180,000	4,032,210
BHP Billiton plc	441,600	17,328,661
Ensco plc (ADR)	168,200	8,965,060
Heritage Oil plc (a) (b)	458,500	1,616,462
Vendeta Resources plc (a)	189,600	6,385,212
Xstrata plc	1,204,300	26,589,978

		75,129,536

United States—64.2%
Alpha Natural Resources, Inc. (b)	647,520	29,423,309
Anadarko Petroleum Corp.	436,750	33,524,930
Apache Corp.	103,200	12,733,848
Berry Petroleum Co. (a)	184,824	9,819,699
Brigham Exploration Co. (a) (b)	463,200	13,863,576
Cabot Oil & Gas Corp. (a)	288,200	19,110,542
Cameron International Corp. (b)	256,800	12,914,472
Cimarex Energy Co.	196,800	17,696,256
Cliffs Natural Resources, Inc.	98,300	9,087,835
Concho Resources, Inc. (b)	141,650	13,010,552
Consol Energy, Inc.	422,500	20,482,800
Cummins, Inc.	45,600	4,719,144
Diamond Offshore Drilling, Inc. (a)	247,200	17,405,352
Dril-Quip, Inc. (a) (b)	194,400	13,186,152
Green Plains Renewable Energy, Inc. (a) (b)	96,000	1,035,840
Halliburton Co. (a)	670,900	34,215,900

Security Description	Shares	Value*

United States—(Continued)
HollyFrontier Corp.	306,500	$21,271,100
Jacobs Engineering Group, Inc. (a) (b)	93,600	4,048,200
Key Energy Services, Inc. (a) (b)	285,600	5,140,800
Louisiana-Pacific Corp. (a) (b)	835,300	6,799,342
National Oilwell Varco, Inc.	61,900	4,841,199
Newfield Exploration Co. (b)	458,500	31,187,170
Newmont Mining Corp.	475,300	25,651,941
Noble Energy, Inc.	151,200	13,552,056
Occidental Petroleum Corp.	260,400	27,092,016
Petrohawk Energy Corp. (b)	1,008,800	24,887,096
Pioneer Natural Resources Co. (a)	195,900	17,546,763
QEP Resources, Inc.	434,400	18,170,952
Schlumberger, Ltd.	386,100	33,359,040
Steel Dynamics, Inc. (a)	460,800	7,488,000
Terex Corp. (a)	237,600	6,759,720
The Mosaic Co.	136,800	9,265,464
Walter Energy, Inc.	91,200	10,560,960
Weatherford International, Ltd. (b)	1,400,400	26,257,500
Western Refining, Inc. (a) (b)	592,400	10,704,668
Whiting Petroleum Corp. (b)	292,800	16,663,248

		583,477,442

Total Common Stock (Identified Cost $703,541,477)		844,615,507

Exchange Traded Funds—1.8%

United States—1.8%
SPDR Gold Trust(b)	110,400	16,116,192

Total Exchange Traded Funds (Identified Cost $14,167,833)		16,116,192

Warrants—0.0%

Canada—0.0%
Kinross Gold Corp. (a) (b)	29,480	74,904

Total Warrants (Identified Cost $140,490)		74,904

Short Term Investments—14.5%

United States—14.5%
AIM STIT-STIC Prime Portfolio	45,258,919	45,258,919
State Street Navigator Securities Lending Prime Portfolio (c)	86,238,871	86,238,871

Total Short Term Investments (Identified Cost $131,497,790)		131,497,790

Total Investments—109.3% (Identified Cost $849,347,590) (d)		992,304,393
Liabilities in excess of other assets		(84,112,353)

Net Assets—100.0%		$908,192,040

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $ 85,489,018 and the collateral received consisted of cash in the amount of $ 86,238,871. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $849,347,590. The aggregate unrealized appreciation and depreciation of investments was $152,400,570 and $(9,443,767), respectively, resulting in net unrealized appreciation of $142,956,803 for federal income tax purposes.
Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(USD)—	U.S. Dollar

Largest Industries as of June 30, 2011	% of Net Assets
Oil, Gas & Consumable Fuels	42.9
Metals & Mining	27.7
Energy Equipment & Services	18.9
Chemicals	2.9
Machinery	1.3
Paper & Forest Products	0.7
Construction & Engineering	0.4

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$7,882,608	$—	$—	$7,882,608
Canada	144,431,018	—	—	144,431,018
Channel Islands	10,691,160	—	—	10,691,160
China	—	7,009,258	—	7,009,258
Marshall Islands	900,855	—	—	900,855
Norway	—	15,093,630	—	15,093,630
United Kingdom	8,965,060	66,164,476	—	75,129,536
United States	583,477,442	—	—	583,477,442
Total Common Stock	756,348,143	88,267,364	—	844,615,507
Exchange Traded Funds
United States	16,116,192	—	—	16,116,192
Warrants
Canada	74,904	—	—	74,904
Short Term Investments
United States	131,497,790	—	—	131,497,790
Total Investments	$904,037,029	$88,267,364	$—	$992,304,393

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$992,304,393
Cash denominated in foreign currencies (c)		4,211,654
Receivable for:
Fund shares sold		323,818
Accrued dividends		625,873
Foreign taxes		37,572

Total Assets		997,503,310
Liabilities
Payable for:
Securities purchased	$1,880,439
Fund shares redeemed	498,548
Foreign taxes	35,867
Collateral for securities loaned	86,238,871
Accrued expenses:
Management fees	560,593
Distribution and service fees	31,228
Deferred directors’ fees	23,537
Other expenses	42,187

Total Liabilities		89,311,270

Net Assets		$908,192,040

Net assets consists of:
Paid in surplus		$723,177,175
Overdistributed net investment income		(7,559,390)
Accumulated net realized gains		49,642,421
Unrealized appreciation on investments and foreign currency transactions		142,931,834

Net Assets		$908,192,040

Net Assets
Class A		$747,527,571
Class B		160,664,469

Capital Shares (Authorized) Outstanding
Class A (73,000,000)		45,307,381
Class B (15,000,000)		9,759,401

Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.50
Class B		16.46

(a)	Identified cost of investments was $849,347,590.
(b)	Includes securities on loan with a value of $85,489,018.
(c)	Identified cost of cash denominated in foreign currencies was $4,204,374.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends (a)		$3,499,350
Interest (b)		127,492

		3,626,842
Expenses
Management fees	$2,976,700
Distribution and service fees—Class B	168,622
Directors’ fees and expenses	24,547
Custodian and accounting	65,321
Audit and tax services	16,738
Legal	4,840
Shareholder reporting	25,250
Insurance	5,087
Miscellaneous	4,393

Total expenses	3,291,498
Less broker commission recapture	(18,522)	3,272,976

Net Investment Income		353,866

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	50,036,193
Foreign currency transactions	26,808	50,063,001

Net change in unrealized appreciation (depreciation) on:
Investments	(47,072,801)
Foreign currency transactions	(29,432)	(47,102,233)

Net realized and unrealized gain		2,960,768

Net Increase in Net Assets From Operations		$3,314,634

(a)	Net of foreign taxes of $156,367.
(b)	Includes net income on securities loaned of $105,263.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$353,866	$391,737
Net realized gain	50,063,001	71,268,491
Net change in unrealized appreciation (depreciation)	(47,102,233)	80,540,137

Increase in net assets from operations	3,314,634	152,200,365

From Distributions to Shareholders
Net investment income
Class A	(7,452,144)	(2,168,825)
Class B	(1,602,970)	(138,507)

	(9,055,114)	(2,307,332)

Net realized capital gain
Class A	(54,434,387)	(31,761,864)
Class B	(13,812,001)	(2,964,582)

	(68,246,388)	(34,726,446)

Total distributions	(77,301,502)	(37,033,778)

Increase in net assets from capital share transactions	298,603,727	117,129,813

Total increase in net assets	224,616,859	232,296,400

Net Assets
Beginning of the period	683,575,181	451,278,781

End of the period	$908,192,040	$683,575,181

Undistributed (Overdistributed) Net Investment Income
End of the period	$(7,559,390)	$1,141,858

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	13,737,397	$239,415,527	4,259,288	$62,070,234
Reinvestments	3,558,742	61,886,531	2,232,282	33,930,689
Redemptions	(3,859,377)	(69,492,497)	(2,949,477)	(43,262,793)

Net increase	13,436,762	$231,809,561	3,542,093	$52,738,130

Class B
Sales	3,571,196	$63,508,613	4,714,595	$69,980,492
Reinvestments	887,959	15,414,971	204,420	3,103,089
Redemptions	(694,522)	(12,129,418)	(577,892)	(8,691,898)

Net increase	3,764,633	$66,794,166	4,341,123	$64,391,683

Increase derived from capital share transactions		$298,603,727		$117,129,813

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008(a)
Net Asset Value, Beginning of Period	$18.06		$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.01		0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.45		4.19	5.34	(0.31)

Total from investment operations	0.46		4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.24)		(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.78)		(1.11)	0.00	0.00

Total distributions	(2.02)		(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$16.50		$18.06	$15.05	$9.71

Total Return (%)	1.96	(c)	29.39	55.19	(2.90	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.84	0.85	1.09	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		0.84	0.85	1.00	(d)
Ratio of net investment income to average net assets (%)	0.13	(d)	0.10	0.07	1.07	(d)
Portfolio turnover rate (%)	44	(d)	72	101	125	(d)
Net assets, end of period (in millions)	$747.53		$575.60	$426.43	$249.73

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009(a)
Net Asset Value, Beginning of Period	$18.01		$15.03	$10.61

Income (Loss) From Investment Operations
Net investment loss (b)	(0.01)		(0.01)	(0.04)
Net realized and unrealized gain on investments	0.45		4.15	4.46

Total from investment operations	0.44		4.14	4.42

Less Distributions
Distributions from net investment income	(0.21)		(0.05)	0.00
Distributions from net realized capital gains	(1.78)		(1.11)	0.00

Total distributions	(1.99)		(1.16)	0.00

Net Asset Value, End of Period	$16.46		$18.01	$15.03

Total Return (%)	1.82	(c)	29.02	41.66	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(d)	1.09	1.10	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		1.09	1.10	(d)
Ratio of net investment loss to average net assets (%)	(0.10	)(d)	(0.09)	(0.47	)(d)
Portfolio turnover rate (%)	44	(d)	72	101
Net assets, end of period (in millions)	$160.66		$107.97	$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of a previous expense limitation agreement which expired in 2010.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Portfolio Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$2,976,700	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred

MSF-16

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$377,029,659	$0	$170,137,175

5.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$33,570,493	$343,043	$3,463,285	$—	$—	$—	$37,033,778	$343,043

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$33,784,460	$43,315,784	$181,918,935	$—	$259,019,179

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

MSF-17

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Regulated Investment Company Modernization Act of 2010, (the “Act”), was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”), that will generally become effective for taxable years beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 3.45%, 3.38%, and 3.31%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 2.72%.

MARKET ENVIRONMENT/CONDITIONS

Relatively high hopes for the U.S. economy and its continued recovery coming into the year were tempered somewhat over the first half of 2011. Extraneous events, such as the earthquake and tsunami in Japan as well as flare-ups of the debt crisis in Europe, coupled with mediocre U.S. economic data have contributed to the malaise. First quarter gross domestic product (GDP) growth was finalized at 1.9% in June; this is down significantly from 2010’s fourth quarter growth rate of 3.1%, which was finalized in March. Despite the disappointing GDP figure, several of its key components remained healthy, such as personal consumption as well as investments in equipment and inventory. Lingering effects from the disasters in Japan led to supply disruptions and other temporary effects over the second quarter which held back some economic activity. Risk sectors, such as corporate bonds, performed modestly well over the first half of the year on a total return basis but a bit less so versus their duration-matched U.S. Treasury (UST) counterparts. Treasuries rallied slightly, as the ongoing saga of the European debt crisis failed to resolve itself and threatened to spread into a greater contagion. Concerned investors frequently retreated to safer asset classes. Against this backdrop, equity indices managed to generate reasonably solid returns—over 6% for the S&P 500 Index—as corporate earnings and balance sheets continued to demonstrate health.

Economic data throughout the period pointed neither towards a strengthening recovery nor towards a fallback into recession. The story remained similar to what it has been for a while: unemployment and housing are especially problematic whereas modest strength is seen in other areas, such as retail sales, corporate earnings, and manufacturing. Unemployment remained stubbornly high at around 9% and millions of people have been unemployed for over six months. Growth in non-farm payrolls during the middle of the period seemed to be the harbinger of a positive trend; unfortunately, payroll growth was substantially disappointing more recently. GDP growth must meaningfully increase to push the unemployment rate downward towards healthier pre-crisis levels. The housing market continued to be depressed, although monthly price declines continued to moderate throughout the period. In April, the most recent data period available, the S&P/Case-Shiller 20-City Composite Index (seasonally adjusted; data released on a two-month lag) showed a tenth consecutive month of price declines. On a year-over-year (YoY) basis, home prices were down 3.9% from April 2010 levels. During the period, Index levels returned to those seen in the summer of 2003, confirming a double-dip in home prices. On the positive side, the non-seasonally adjusted version of the Index actually increased in April.

The Federal Reserve Board (“Fed”) held interest rates steady in a range of zero to 0.25% during the period and continued to signal that rates would remain low for an extended period. Core inflation, which excludes the volatile food and energy categories, edged up toward the lower end of the Fed’s preferred range while headline inflation, driven by higher food and energy prices, jumped to 3.4%. The Fed indicated that the rise in headline inflation is not cause for great concern because food and energy prices are likely to remain elevated only temporarily. The Fed kept its Quantitative Easing 2 (QE2) program of balance sheet expansion on track throughout the first six months of the year. As planned, the program ended during the waning days of June. A third round of quantitative easing was not announced, despite the hopes of market participants. However, the Fed is keeping its policy accommodative by reinvesting coupon payments and principal paydowns in U.S. Treasuries.

Treasury yields generally ended the period lower—they rose over the first quarter but fell more substantially over the second quarter. The very long end of the curve, however, did end the period higher by several basis points. Over the period, the yield on the two-year Treasury fell from 0.59% to 0.46%, and the yield on the 10-year Treasury fell from 3.29% to 3.16%. The curve steepened by 28 basis points as measured by the slope between five-year and 30-year Treasuries.

While the recovery remains on-track, albeit at a middling pace, risks to the economy currently appear to be less symmetric than they were at the beginning of the year; unexpectedly strong economic growth now seems less likely than disappointing growth. Europe has thus far avoided a full-fledged debt crisis contagion—which we believe would likely disrupt global markets. Continued upheaval in North Africa and the Middle East has led to higher energy prices, a decided detriment to an economy struggling to stabilize.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio outperformed its benchmark during the first half of 2011. An overweight exposure to high yield bonds, particularly high yield industrials, was the Portfolio’s largest contributor as spreads, which tightened over the first three months and widened over the last three months, ended the period a bit tighter. Strong corporate earnings and excellent fundamentals combined with decent economic data – albeit more positive during the first half of the period—were able to overcome the concerns generated by the continued European debt crisis as well as some worries that the recovery was languishing. Non-agency mortgage-backed securities (MBS) added to performance as coupon payments and principal paydowns remained strong. Prices held up during the first quarter but faltered over the second quarter as the Fed began to sell its Maiden Lane II holdings, depressing prices. Our allocation to investment grade corporate bonds had minimal effect over the period. A slight gain over the first quarter, mainly from financial holdings, was eliminated over the second quarter as financials underperformed. Our underweight position within the agency mortgage-backed space detracted as the sector generated solid excess returns. Positive contributions from the tactical trading

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

among various issuers and coupons helped to partially offset the effects of the underweight. The Portfolio’s overall tactical duration positioning had a slightly detrimental impact as did yield curve positioning, which had a bias towards longer dated yields. The Portfolio’s non-dollar exposure also detracted slightly from performance. Our short position to the Euro detracted as the currency rose over 8% versus the U.S. dollar. The commercial mortgage-backed sector performed well over the first half of 2011; the Portfolio’s modest underweight to this sector had a slightly negative impact on performance. Modest adjustments were made to the Portfolio during the period. For example, we trimmed our allocation to Treasuries and purchased high yield industrials as well as agency MBS with the proceeds.

At period end, we continued to expect spread sectors to perform modestly well throughout 2011 due to a generally favorable economic backdrop, continued accommodation from the Fed, and strong corporate balance sheets. We recognize that post-crisis valuations have significantly improved over 2009 and 2010, and continue in 2011 to move toward their long-term averages despite a slight pullback in June. As limits to the expected upside have become increasingly relevant, as of June 30, 2011 we had trimmed exposure to certain sectors—namely investment-grade corporates, high-yield and non-agency mortgages. We continued to believe that opportunities remain within these sectors and that careful issue and issuer selection should be rewarded.

In terms of strategy at period end, we continued to favor credit, particularly financials, which remain discounted by the market. We have maintained a modest exposure to the high-yield sector. During the period, we tactically shifted around a neutral position within agency mortgages. Despite the recent pullback, we believe that potential returns for non-agency mortgages remain more heavily skewed to the upside; we have maintained an exposure to that sector, albeit at reduced levels. At period end, we had maintained a tactical duration position and continued to favor the back end of the yield curve.

Stephen A. Walsh

Carl L. Eichstaedt

Mark S. Lindbloom

Michael C. Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	3.45	8.76	7.56	7.18	—
Class B	3.38	8.54	7.29	—	7.45
Class E	3.31	8.63	7.39	7.03	—
Barclays Capital U.S. Aggregate Bond Index	2.72	3.90	6.52	5.74	—

1 Barclays Capital U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers

% of Net Assets
Fannie Mae 30 Yr. TBA	8.8
Ginnie Mae 30 Yr.	8.8
U.S. Treasury Notes	4.1
U.S. Treasury Bonds	3.2
Fannie Mae 30 Yr. Pool	2.5
Ginnie Mae	2.1
Federal Home Loan Bank	1.8
Tenet Healthcare Corp.	1.3
HCA, Inc.	1.2
Sprint Capital Corp.	1.2

Top Sectors

% of Net Assets
Corporates	49.8
Agency Sponsored Mortgages	24.9
U.S. Treasuries	7.3
Collateralized-Mortgage Obligation	6.8
Asset Backed	4.3
Federal Agencies	3.3
Foreign Government	2.7
Commercial Mortgage-Backed	1.6
Municipal Agencies	1.5
Term Loans	0.2

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.63%	$1,000.00	$1,034.50	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.63	$3.16

Class B(a)	Actual	0.88%	$1,000.00	$1,033.80	$4.44
	Hypothetical*	0.88%	$1,000.00	$1,020.37	$4.41

Class E(a)	Actual	0.78%	$1,000.00	$1,033.10	$3.93
	Hypothetical*	0.78%	$1,000.00	$1,020.87	$3.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—48.7% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.3%
Raytheon Co. 3.125%, 10/15/20	$40,000	$37,551
The Boeing Co. 4.875%, 02/15/20	1,020,000	1,103,876
6.000%, 03/15/19	70,000	81,257
Triumph Group, Inc. 8.625%, 07/15/18	1,300,000	1,425,125

		2,647,809

Airlines—0.9%
Continental Airlines, Inc. (144A) 6.750%, 09/15/15 (a)	4,740,000	4,763,700
Delta Air Lines, Inc. 6.417%, 01/02/14	440,000	453,200
6.821%, 08/10/22	1,091,007	1,134,647
8.021%, 02/10/24	941,725	956,980
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14	380,000	405,175
Northwest Airlines 1999-2 Class A Pass-Through Trust 7.575%, 03/01/19	29,589	30,773
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	166,113	189,785

		7,934,260

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 5.000%, 04/15/20	330,000	354,478
5.375%, 01/15/20	730,000	804,167
PepsiCo., Inc. 7.900%, 11/01/18	116,000	149,495

		1,308,140

Building Products—0.2%
Building Materials Corp. of America (144A) 6.750%, 05/01/21	2,000,000	2,010,000

Capital Markets—1.3%
Credit Suisse 5.860%, 05/29/49 (b)	640,000	611,520
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,055,000	1,193,138
Goldman Sachs Capital II 5.793%, 12/29/49 (b)	3,880,000	3,104,000
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (b) (c)	3,870,000	387
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (b) (c)	1,190,000	119
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	3,280,000	1,640
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	390,000	431,503

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Morgan Stanley 0.726%, 10/18/16 (b)	$620,000	$570,763
4.750%, 04/01/14	240,000	250,173
5.625%, 01/09/12	1,390,000	1,423,920
State Street Corp. 4.956%, 03/15/18	140,000	148,466
The Goldman Sachs Group, Inc. 3.625%, 08/01/12 (a)	250,000	257,301
4.750%, 07/15/13	60,000	63,338
5.250%, 10/15/13	360,000	386,258
5.300%, 02/14/12	80,000	82,066
5.375%, 03/15/20	240,000	247,835
5.450%, 11/01/12	400,000	422,751
6.250%, 02/01/41	370,000	373,023
6.600%, 01/15/12	170,000	175,250
7.500%, 02/15/19	30,000	34,906
UBS AG 2.250%, 01/28/14 (a)	500,000	503,931
3.875%, 01/15/15	670,000	699,352
4.875%, 08/04/20	70,000	70,801

		11,052,441

Chemicals—0.4%
Ashland, Inc. 9.125%, 06/01/17 (a)	775,000	871,875
Lyondell Chemical Co. 11.000%, 05/01/18	2,000,000	2,240,000
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20	60,000	63,435

		3,175,310

Commercial Banks—3.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd. (144A) 3.850%, 01/22/15	1,110,000	1,169,510
Barclays Bank plc (144A) 6.050%, 12/04/17	950,000	1,005,852
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	950,000	998,109
5.000%, 10/15/19	410,000	426,650
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a) (b)	2,180,000	2,278,100
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (c)	720,000	199,800
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (b)	50,000	47,250
ICICI Bank, Ltd. 6.375%, 04/30/22 (b)	839,000	818,025
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (b)	344,000	335,400
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (c)	350,000	86,625
7.625%, 02/28/15 (c)	5,920,000	1,465,200
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (c)	2,000,000	140,000

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Lloyds TSB Bank plc 6.375%, 01/21/21	$210,000	$218,622
Lloyds TSB Bank plc (144A) 5.800%, 01/13/20	770,000	771,115
Nordea Bank AB (144A) 3.700%, 11/13/14	1,080,000	1,129,922
4.875%, 01/14/21	370,000	380,412
4.875%, 05/13/21	1,810,000	1,767,958
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (b)	855,000	1,090,980
Resona Preferred Global Securities, Ltd. (144A) 7.191%, 12/29/49 (b)	980,000	981,553
Royal Bank of Scotland Group plc 5.000%, 11/12/13	220,000	222,156
5.000%, 10/01/14	1,830,000	1,806,272
5.050%, 01/08/15	80,000	79,551
5.250%, 03/31/49	400,000	311,000
7.648%, 08/29/49 (b)	200,000	180,000
Royal Bank of Scotland plc 7.250%, 03/10/14(AUD)	3,350,000	3,600,877
Sumitomo Mitsui Banking Corp. (144A) 3.150%, 07/22/15	200,000	204,605
The Royal Bank of Scotland plc 3.950%, 09/21/15	60,000	60,282
Wachovia Bank, N.A. 6.000%, 11/15/17	390,000	435,063
Wachovia Corp. 5.250%, 08/01/14 (a)	2,850,000	3,054,815
Wells Fargo & Co. 3.676%, 06/15/16	2,770,000	2,845,729

		28,111,433

Commercial Services & Supplies—1.7%
ACCO Brands Corp. 10.625%, 03/15/15	1,095,000	1,222,294
International Lease Finance Corp. 5.875%, 05/01/13	50,000	51,187
6.250%, 05/15/19	5,000,000	4,885,335
8.250%, 12/15/20 (a)	2,000,000	2,160,000
8.750%, 03/15/17 (b)	2,880,000	3,150,000
International Lease Finance Corp. (144A) 6.500%, 09/01/14	50,000	53,000
6.750%, 09/01/16	260,000	276,900
West Corp. (144A) 8.625%, 10/01/18	1,300,000	1,313,000
Wyle Services Corp. (144A) 10.500%, 04/01/18	1,800,000	1,908,000

		15,019,716

Consumer Finance—1.4%
Ally Financial, Inc. 1.750%, 10/30/12	1,800,000	1,830,560
8.000%, 03/15/20	3,000,000	3,187,500
American Express Co. 6.800%, 09/01/66 (a) (b)	3,270,000	3,359,925

Security Description	Par Amount	Value*

Consumer Finance—(Continued)
American Express Credit Corp. 5.125%, 08/25/14	$80,000	$87,306
Ford Motor Credit Co., LLC 5.000%, 05/15/18	1,000,000	996,581
8.000%, 12/15/16	1,500,000	1,686,729
MBNA Capital A 8.278%, 12/01/26	40,000	40,900
SLM Corp. 5.000%, 04/15/15 (a)	60,000	60,300
5.050%, 11/14/14	360,000	359,973
5.625%, 08/01/33	290,000	243,531
8.000%, 03/25/20	210,000	225,499

		12,078,804

Containers & Packaging—0.6%
Ardagh Packaging Finance plc (144A) 9.125%, 10/15/20	2,000,000	2,105,000
Ball Corp. 5.750%, 05/15/21	930,000	932,325
6.750%, 09/15/20	600,000	636,750
Reynolds Group Issuer, Inc. (144A) 6.875%, 02/15/21	680,000	663,000
7.125%, 04/15/19	200,000	198,500
8.500%, 10/15/16 (b)	405,000	422,212

		4,957,787

Diversified Consumer Services—0.1%
Service Corp. International 7.500%, 04/01/27	350,000	334,250
7.625%, 10/01/18	125,000	137,187

		471,437

Diversified Financial Services—8.7%
Anadarko Finance Co. 7.500%, 05/01/31	100,000	115,507
BAC Capital Trust XIV 5.630%, 12/31/49 (b)	2,520,000	1,874,250
Bank of America Corp. 4.500%, 04/01/15 (a)	1,850,000	1,934,175
5.000%, 05/13/21 (a)	1,040,000	1,027,362
5.420%, 03/15/17	2,830,000	2,887,044
8.125%, 12/29/49 (a) (b)	3,250,000	3,394,007
Barrick North America Finance, LLC (144A) 4.400%, 05/30/21	640,000	637,032
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19 (a)	1,350,000	1,615,437
Boeing Capital Corp. 4.700%, 10/27/19	570,000	610,928
BP Capital Markets plc 3.125%, 03/10/12 (a)	330,000	335,723
5.250%, 11/07/13	1,500,000	1,625,196
Citigroup, Inc. 3.953%, 06/15/16	1,130,000	1,156,790
5.000%, 09/15/14	1,390,000	1,456,662
5.375%, 08/09/20 (a)	1,260,000	1,314,889

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 5.500%, 10/15/14	$440,000	$478,493
6.000%, 12/13/13	130,000	141,346
6.010%, 01/15/15	410,000	451,180
6.375%, 08/12/14	630,000	696,607
6.500%, 08/19/13	40,000	43,502
6.875%, 03/05/38	1,290,000	1,435,573
Corporacion Andina de Fomento 6.875%, 03/15/12 (a)	3,230,000	3,356,380
Diageo Capital plc 4.828%, 07/15/20	1,330,000	1,396,472
Diageo Finance BV 3.250%, 01/15/15	90,000	94,070
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	390,000	390,237
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	830,000	874,612
Gaz Capital S.A. (144A) 6.510%, 03/07/22	120,000	127,200
General Electric Capital Corp. 4.375%, 09/16/20	90,000	88,968
4.625%, 01/07/21	80,000	80,471
6.375%, 11/15/67 (b)	4,530,000	4,643,250
6.875%, 01/10/39	1,580,000	1,788,587
Giant Funding Corp. (144A) 8.250%, 02/01/18	200,000	204,500
HSBC Finance Corp. (144A) 6.676%, 01/15/21	160,000	164,162
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a) (b)	330,000	280,500
Inmarsat Finance plc (144A) 7.375%, 12/01/17	760,000	805,600
JPMorgan Chase & Co. 4.250%, 10/15/20	50,000	48,917
5.125%, 09/15/14	3,290,000	3,555,332
5.150%, 10/01/15	590,000	637,227
6.125%, 06/27/17	200,000	223,497
6.625%, 03/15/12	140,000	145,939
Leucadia National Corp. 8.125%, 09/15/15	520,000	573,300
MarkWest Energy Finance Corp. 6.500%, 08/15/21	1,400,000	1,389,500
Nielsen Finance, LLC (144A) 7.750%, 10/15/18	4,000,000	4,200,000
Petrobras International Finance Co. 5.375%, 01/27/21	150,000	154,021
5.750%, 01/20/20	513,000	547,245
6.125%, 10/06/16	586,000	652,405
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	800,000	1,016,995
Regency Energy Finance Corp. 6.500%, 07/15/21	3,670,000	3,715,875
Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	10,000	9,856
2.500%, 05/20/16	270,000	270,526
3.500%, 11/02/20	150,000	143,551
4.125%, 05/20/21 (a)	380,000	377,458

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	$790,000	$922,647
9.000%, 05/01/19	1,280,000	1,696,051
RSHB Capital S.A. (144A) 6.299%, 05/15/17	460,000	488,750
Santander U.S. Debt S.A. Unipersonal (144A) 3.724%, 01/20/15	100,000	96,796
Shell International Finance BV 4.375%, 03/25/20 (a)	400,000	420,312
6.375%, 12/15/38	850,000	985,566
Springleaf Finance Corp. 6.900%, 12/15/17	410,000	376,175
Sprint Capital Corp. 6.875%, 11/15/28	6,510,000	6,168,225
8.375%, 03/15/12	1,195,000	1,242,800
8.750%, 03/15/32	2,660,000	2,879,450
Telecom Italia Capital S.A. 5.250%, 10/01/15 (a)	530,000	551,001
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	130,000	140,868
7.500%, 07/18/16	100,000	113,750
Tyco International Finance S.A. 6.000%, 11/15/13	170,000	187,929
UPCB Finance III, Ltd. (144A) 6.625%, 07/01/20 (a)	700,000	691,250
Verizon Global Funding Corp. 7.375%, 09/01/12	80,000	86,037
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	160,000	172,544
Virgin Media Finance plc 9.125%, 08/15/16 (a)	1,820,000	1,915,550
Wells Fargo Capital X 5.950%, 12/15/36 (a)	1,090,000	1,066,320

		75,390,377

Diversified Telecommunication Services—2.6%
AT&T, Inc. 5.350%, 09/01/40	61,000	57,820
5.500%, 02/01/18 (a)	1,530,000	1,706,450
6.550%, 02/15/39	200,000	219,366
Cogent Communications Group, Inc. (144A) 8.375%, 02/15/18	1,250,000	1,284,375
Frontier Communications Corp. 8.750%, 04/15/22	459,000	500,310
Intelsat Jackson Holdings S.A. 8.500%, 11/01/19 (a)	2,965,000	3,142,900
9.500%, 06/15/16	100,000	104,875
Intelsat Jackson Holdings S.A. (144A) 7.250%, 10/15/20	3,330,000	3,313,350
Telefonica Emisiones SAU 5.134%, 04/27/20	380,000	376,682
True Move Co., Ltd. (144A) 10.750%, 12/16/13	3,000,000	3,236,250
UPC Holding BV (144A) 9.875%, 04/15/18 (a)	395,000	438,450
Verizon Communications, Inc. 4.600%, 04/01/21	850,000	877,025

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Verizon Communications, Inc.
6.000%, 04/01/41	$110,000	$114,867
8.950%, 03/01/39	130,000	183,516
Verizon Florida, LLC 6.125%, 01/15/13 (a)	280,000	300,576
Verizon New York, Inc. 6.875%, 04/01/12	1,980,000	2,068,152
Wind Acquisition Finance S.A. (144A) 7.250%, 02/15/18 (a)	2,500,000	2,600,000
Windstream Corp. 7.500%, 04/01/23	2,000,000	2,000,000

		22,524,964

Electric Utilities—2.0%
Calpine Corp. (144A) 7.500%, 02/15/21	2,970,000	3,036,825
7.875%, 07/31/20 (a)	2,465,000	2,575,925
Duke Energy Carolinas, LLC 5.300%, 02/15/40	1,700,000	1,720,244
5.625%, 11/30/12	80,000	85,194
Energy Future Intermediate Co., LLC 10.000%, 12/01/20 (b)	5,096,000	5,434,680
Exelon Corp. 5.625%, 06/15/35	675,000	641,469
FirstEnergy Corp. 6.450%, 11/15/11 (a)	34,000	34,636
7.375%, 11/15/31	2,280,000	2,596,083
Pacific Gas & Electric Co. 6.050%, 03/01/34	970,000	1,025,678

		17,150,734

Energy Equipment & Services—1.1%
Cie Generale de Geophysique-Veritas 7.750%, 05/15/17	555,000	571,650
Cie Generale de Geophysique-Veritas (144A) 6.500%, 06/01/21	2,840,000	2,740,600
Complete Production Services, Inc. 8.000%, 12/15/16	2,670,000	2,790,150
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17	795,000	830,775
Key Energy Services, Inc. 6.750%, 03/01/21	1,300,000	1,300,000
Offshore Group Investment, Ltd. 11.500%, 08/01/15	1,500,000	1,631,250

		9,864,425

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.600%, 03/15/19 (a)	710,000	824,099
CVS Pass-Through Trust 6.943%, 01/10/30	1,212,918	1,364,217
Safeway, Inc. 7.250%, 02/01/31 (a)	50,000	57,396

		2,245,712

Security Description	Par Amount	Value*

Food Products—0.2%
Kraft Foods, Inc. 5.375%, 02/10/20	$1,970,000	$2,153,600
5.625%, 11/01/11	1,000	1,016

		2,154,616

Gas Utilities—0.0%
Southern Natural Gas Co. 8.000%, 03/01/32	25,000	31,326
Southern Natural Gas Co. (144A) 5.900%, 04/01/17	20,000	22,733

		54,059

Health Care Equipment & Supplies—0.1%
Medtronic, Inc. 4.450%, 03/15/20	620,000	648,209

Health Care Providers & Services—3.0%
HCA, Inc. 5.750%, 03/15/14	90,000	91,238
6.250%, 02/15/13	1,201,000	1,243,035
6.375%, 01/15/15	1,500,000	1,530,000
9.625%, 11/15/16 (d)	7,006,000	7,452,633
Humana, Inc. 7.200%, 06/15/18 (a)	540,000	626,850
Tenet Healthcare Corp. 6.875%, 11/15/31	105,000	87,675
8.875%, 07/01/19	8,468,000	9,346,555
10.000%, 05/01/18	1,622,000	1,842,998
UnitedHealth Group, Inc. 5.700%, 10/15/40	10,000	9,892
5.800%, 03/15/36	20,000	20,184
6.000%, 02/15/18 (a)	1,570,000	1,780,193
Vanguard Health Holding Co. II, LLC 8.000%, 02/01/18 (a)	1,080,000	1,115,100
Wellpoint Health Networks, Inc. 6.375%, 01/15/12	230,000	237,190
WellPoint, Inc. 5.875%, 06/15/17	150,000	171,498
7.000%, 02/15/19	650,000	776,369

		26,331,410

Hotels, Restaurants & Leisure—1.6%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,135,000	1,252,756
CCM Merger, Inc. (144A) 8.000%, 08/01/13	600,000	589,500
El Pollo Loco, Inc. 11.750%, 12/01/12	220,000	232,100
11.750%, 11/15/13 (a)	1,670,000	1,670,000
12.000%, 12/28/17	1,710,000	1,658,700
Harrah’s Operating Co., Inc. 10.750%, 02/01/16 (a)	1,570,000	1,538,600
Inn of the Mountain Gods Resort & Casino (144A) 8.750%, 11/30/20	372,000	364,560

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
Landry’s Restaurants, Inc. 11.625%, 12/01/15 (a)	$560,000	$599,200
MGM Resorts International 7.625%, 01/15/17 (a)	130,000	125,125
10.375%, 05/15/14	575,000	652,625
11.125%, 11/15/17 (a)	1,380,000	1,576,650
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (a)	870,000	896,100
NCL Corp., Ltd. 11.750%, 11/15/16 (a)	770,000	887,425
NCL Corp., Ltd. (144A) 9.500%, 11/15/18	1,400,000	1,491,000
Station Casinos, Inc. 6.500%, 02/01/14 (c)	175,000	18
7.750%, 08/15/16 (c)	2,930,000	293

		13,534,652

Household Durables—0.1%
Standard Pacific Corp. 8.375%, 01/15/21	1,300,000	1,274,000

Independent Power Producers & Energy Traders—0.8%
Calpine Construction Finance Co. (144A) 8.000%, 06/01/16	30,000	32,400
Dynegy-Roseton/Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	445,000
Edison Mission Energy 7.750%, 06/15/16 (a)	220,000	198,000
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,663,379
The AES Corp. 7.750%, 10/15/15	520,000	555,100

		6,893,879

Insurance—0.7%
American International Group, Inc. 5.850%, 01/16/18	390,000	408,087
6.250%, 03/15/37 (a)	1,010,000	919,100
6.400%, 12/15/20	1,420,000	1,528,467
8.250%, 08/15/18	820,000	941,874
Berkshire Hathaway, Inc. 3.200%, 02/11/15	850,000	885,915
ING Captial Funding Trust III 3.846%, 12/29/49 (b)	240,000	226,650
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,180,000	1,342,707

		6,252,800

Machinery—0.3%
Caterpillar, Inc. 3.900%, 05/27/21	690,000	690,090
Dematic S.A. (144A) 8.750%, 05/01/16	1,950,000	1,935,375

		2,625,465

Security Description	Par Amount	Value*

Marine—0.3%
CMA CGM S.A. (144A) 8.500%, 04/15/17	$1,500,000	$1,260,000
Navios Maritime Acquisition Corp. 8.625%, 11/01/17	986,000	971,210

		2,231,210

Media—4.3%
Cablevision Systems Corp. 7.750%, 04/15/18	220,000	234,575
CCO Holdings, LLC 6.500%, 04/30/21	7,000,000	6,903,750
CCO Holdings, LLC (144A) 7.000%, 01/15/19	90,000	92,475
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	2,120,000	1,918,600
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12 (b)	1,560,000	1,622,400
10.875%, 09/15/14 (a) (b)	6,695,000	7,364,500
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	56,002
Comcast Cable Communications, LLC 8.875%, 05/01/17	700,000	892,800
Comcast Corp. 5.650%, 06/15/35	10,000	9,795
5.875%, 02/15/18	190,000	213,100
6.400%, 03/01/40	10,000	10,702
6.500%, 01/15/15	1,510,000	1,727,564
CSC Holdings, LLC 6.750%, 04/15/12	430,000	442,363
DISH DBS Corp. 6.625%, 10/01/14	90,000	94,725
7.125%, 02/01/16	2,345,000	2,473,975
7.750%, 05/31/15	50,000	54,125
7.875%, 09/01/19	3,235,000	3,489,756
DISH DBS Corp. (144A) 6.750%, 06/01/21	1,875,000	1,921,875
News America, Inc. 6.200%, 12/15/34	20,000	20,425
6.650%, 11/15/37	110,000	117,887
Time Warner Cable, Inc. 4.125%, 02/15/21	20,000	19,331
5.875%, 11/15/40	110,000	108,566
6.750%, 06/15/39	550,000	601,653
8.250%, 04/01/19	1,480,000	1,845,857
8.750%, 02/14/19	370,000	471,458
Time Warner, Inc. 6.250%, 03/29/41	100,000	103,878
7.625%, 04/15/31	140,000	167,969
United Business Media, Ltd. (144A) 5.750%, 11/03/20	50,000	49,679
Unitymedia Hessen GmbH & Co. KG (144A) 8.125%, 12/01/17	500,000	531,250
Univision Communications, Inc. (144A) 6.875%, 05/15/19 (a)	1,000,000	990,000
7.875%, 11/01/20	2,700,000	2,767,500

		37,318,535

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—1.8%
Barrick Gold Corp. 6.950%, 04/01/19 (a)	$680,000	$808,402
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	120,000	131,100
Midwest Vanadium Pty, Ltd. (144A) 11.500%, 02/15/18 (a)	4,700,000	4,688,250
Steel Dynamics, Inc. 6.750%, 04/01/15	65,000	66,300
7.375%, 11/01/12	550,000	580,250
7.625%, 03/15/20 (a)	3,210,000	3,394,575
7.750%, 04/15/16 (b)	2,470,000	2,593,500
Teck Resources, Ltd. 9.750%, 05/15/14	223,000	269,937
10.250%, 05/15/16 (a)	293,000	350,135
Vale Overseas, Ltd. 6.875%, 11/21/36	1,770,000	1,921,841
8.250%, 01/17/34	160,000	195,741
Vedanta Resources plc (144A) 8.750%, 01/15/14	780,000	836,550

		15,836,581

Multi-Utilities—0.0%
Dominion Resources, Inc. 8.875%, 01/15/19	90,000	116,513

Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp. 6.375%, 09/15/17	320,000	366,827
8.700%, 03/15/19 (a)	530,000	675,384
Apache Corp. 5.100%, 09/01/40	140,000	134,473
Berry Petroleum Co. 10.250%, 06/01/14	800,000	914,000
Chesapeake Energy Corp. 6.500%, 08/15/17	450,000	475,875
6.625%, 08/15/20	3,540,000	3,725,850
6.875%, 08/15/18	140,000	147,000
9.500%, 02/15/15	1,020,000	1,183,200
Concho Resources, Inc. 6.500%, 01/15/22	2,800,000	2,807,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,225,000	1,487,851
Consol Energy, Inc. 8.250%, 04/01/20	2,230,000	2,430,700
El Paso Corp. 7.375%, 12/15/12 (a)	123,000	131,991
7.800%, 08/01/31	67,000	78,193
El Paso Natural Gas Co. 8.375%, 06/15/32	330,000	417,210
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,320,000	1,641,285
Enterprise Products Operating, LLC 9.750%, 01/31/14	1,820,000	2,172,683
EXCO Resources, Inc. 7.500%, 09/15/18	1,000,000	972,500

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Hess Corp. 7.300%, 08/15/31	$950,000	$1,135,706
7.875%, 10/01/29	250,000	313,902
8.125%, 02/15/19	110,000	139,183
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	569,755
7.875%, 09/15/31	1,395,000	1,676,590
Kinder Morgan Energy Partners, L.P. 5.850%, 09/15/12	20,000	21,074
6.000%, 02/01/17	1,420,000	1,601,364
Noble Energy, Inc. 8.250%, 03/01/19	560,000	716,035
Overseas Shipholding Group, Inc. 7.500%, 02/15/24 (a)	340,000	285,600
Parker Drilling Co. 9.125%, 04/01/18	2,000,000	2,110,000
Peabody Energy Corp. 6.500%, 09/15/20	1,990,000	2,139,250
Pemex Project Funding Master Trust 6.625%, 06/15/35	3,035,000	3,198,963
Petroleos Mexicanos 5.500%, 01/21/21	1,120,000	1,174,320
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	223,450
10.000%, 03/01/16 (a)	1,100,000	1,237,500
QEP Resources, Inc. 6.875%, 03/01/21	2,130,000	2,247,150
Quicksilver Resources, Inc. 11.750%, 01/01/16 (a)	1,030,000	1,179,350
Range Resources Corp. 8.000%, 05/15/19	1,680,000	1,822,800
Teekay Corp. 8.500%, 01/15/20	1,560,000	1,610,700
Tennessee Gas Pipeline Co. 7.625%, 04/01/37	60,000	72,341
Valero Energy Corp. 4.750%, 06/15/13 (a)	50,000	53,165
Whiting Peteroleum Corp. 7.000%, 02/01/14 (a)	75,000	80,625
Williams Cos., Inc. 7.500%, 01/15/31	72,000	82,343
7.750%, 06/15/31	22,000	25,678
7.875%, 09/01/21 (a)	902,000	1,117,988
8.750%, 03/15/32	41,000	52,132

		44,648,986

Paper & Forest Products—0.7%
Appleton Papers, Inc. 11.250%, 12/15/15 (a)	3,000,000	3,030,000
NewPage Corp. 11.375%, 12/31/14 (a)	1,485,000	1,384,762
Verso Paper Holdings, LLC 11.375%, 08/01/16 (a)	1,530,000	1,419,075

		5,833,837

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Pharmaceuticals—0.3%
Abbott Laboratories 5.125%, 04/01/19	$60,000	$66,008
Pfizer, Inc. 6.200%, 03/15/19	980,000	1,146,358
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	820,000	944,772
Wyeth 5.500%, 03/15/13 (b)	50,000	53,940
5.950%, 04/01/37	500,000	536,571

		2,747,649

Professional Services—0.2%
Altegrity, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,512,000

Real Estate Investment Trusts—0.0%
Boston Properties, L.P. 6.250%, 01/15/13 (a)	16,000	17,176

Real Estate Management & Development—0.2%
Realogy Corp. (144A) 11.000%, 04/15/18 (a)	2,000,000	2,100,000

Road & Rail—1.1%
Florida East Coast Railway Corp. (144A) 8.125%, 02/01/17	2,000,000	2,065,000
Kansas City Southern de Mexico S.A. de C.V. 12.500%, 04/01/16	1,603,000	1,907,570
Kansas City Southern de Mexico S.A. de C.V. (144A) 6.125%, 06/15/21	4,390,000	4,390,000
RailAmerica, Inc. 9.250%, 07/01/17	1,210,000	1,327,975

		9,690,545

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 10.125%, 12/15/16 (a)	30,000	32,288
Freescale Semiconductor, Inc. (144A) 9.250%, 04/15/18	750,000	808,125
National Semiconductor Corp. 6.600%, 06/15/17	160,000	188,311

		1,028,724

Software—0.4%
First Data Corp. 9.875%, 09/24/15 (a)	1,000,000	1,027,500
First Data Corp. (144A) 7.375%, 06/15/19 (a)	2,210,000	2,226,575

		3,254,075

Specialty Retail—0.4%
Limited Brands, Inc. 6.950%, 03/01/33	60,000	55,200

Security Description	Par Amount	Value*

Specialty Retail—(Continued)
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	$3,810,000	$3,524,250

		3,579,450

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,536,800

Thrifts & Mortgage Finance—0.2%
U.S. Central Federal Credit Union 1.250%, 10/19/11	1,380,000	1,384,626

Tobacco—0.8%
Alliance One International, Inc. 10.000%, 07/15/16	3,850,000	3,715,250
Altria Group, Inc. 4.750%, 05/05/21	1,710,000	1,708,829
8.500%, 11/10/13	840,000	973,570
Reynolds American, Inc. 6.750%, 06/15/17	575,000	663,882
7.250%, 06/01/12	360,000	380,266

		7,441,797

Trading Companies & Distributors—0.1%
H&E Equipment Services, Inc. 8.375%, 07/15/16	500,000	511,250

Wireless Telecommunication Services—0.5%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	730,000	761,535
5.625%, 11/15/17 (a)	540,000	605,960
Cellco Partnership, Inc. 8.500%, 11/15/18	220,000	285,684
Cricket Communications, Inc. 7.750%, 05/15/16	645,000	683,700
EH Holding Corp. (144A) 7.625%, 06/15/21 (a)	1,500,000	1,530,000
Rogers Communications, Inc. 6.800%, 08/15/18	480,000	566,386

		4,433,265

Yankee—0.3%
BBVA U.S. Senior SAU 3.250%, 05/16/14	2,040,000	2,021,247
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	265,375

		2,286,622

Total Corporate Bonds & Notes (Identified Cost $428,502,593)		423,222,080

U.S. Treasury & Government Agencies—35.5%

Agency Sponsored Mortgage-Backed—24.9%
Fannie Mae 15 Yr. 4.000%, TBA	2,800,000	2,916,374

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool 6.500%, 09/01/16	$27,785	$30,427
6.500%, 01/01/17	20,447	22,391
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	45,221	52,479
Fannie Mae 30 Yr. 3.500%, TBA	100,000	95,625
4.500%, TBA	17,900,000	18,518,105
5.000%, TBA	12,000,000	12,750,000
5.500%, TBA	39,200,000	42,385,000
6.000%, TBA	2,800,000	3,075,626
Fannie Mae 30 Yr. Pool 5.500%, 12/01/16	38,944	42,271
5.500%, 11/01/36	159,709	173,190
5.500%, 06/01/41	18,700,000	20,208,155
6.000%, 03/01/32	16,857	18,700
6.000%, 04/01/32	300,686	333,547
6.500%, 03/01/16	2,439	2,671
6.500%, 12/01/16	22,918	25,097
6.500%, 03/01/26	6,641	7,558
6.500%, 07/01/31	26,299	29,930
6.500%, 08/01/31	1,542	1,754
6.500%, 09/01/31	7,573	8,618
6.500%, 10/01/31	3,688	4,197
6.500%, 03/01/32	28,953	32,949
6.500%, 11/01/34	16,743	19,022
6.500%, 02/01/36	7,945	9,006
6.500%, 04/01/36	208,606	236,455
6.500%, 11/01/36	223,420	253,248
6.500%, 06/01/37	242,438	274,842
7.000%, 05/01/26	3,102	3,579
7.000%, 07/01/30	330	381
7.000%, 12/01/30	421	488
7.000%, 01/01/31	539	624
7.000%, 07/01/31	4,131	4,782
7.000%, 09/01/31	14,915	17,263
7.000%, 10/01/31	6,725	7,784
7.000%, 11/01/31	5,260	6,088
7.000%, 01/01/32	25,934	29,971
7.000%, 02/01/32	13,818	15,969
7.000%, 04/01/32	84,467	97,615
7.500%, 12/01/29	3,501	4,105
7.500%, 02/01/30	1,944	2,280
7.500%, 06/01/30	3,081	3,616
7.500%, 08/01/30	106	125
7.500%, 09/01/30	2,511	2,947
7.500%, 11/01/30	23,557	27,652
7.500%, 02/01/31	7,169	8,417
7.500%, 07/01/31	32,902	38,653
8.000%, 08/01/27	3,107	3,646
8.000%, 07/01/30	2,269	2,671
8.000%, 09/01/30	908	1,069
8.000%, 01/01/31	115,445	135,792
Fannie Mae Interest Strip 5.000%, 01/25/38 (e)	780,004	165,363

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS 0.536%, 05/25/34 (b)	$810,456	$812,184
6.306%, 10/25/40 (b) (e)	2,487,737	378,644
6.482%, 07/25/41 (b) (e)	2,500,000	400,000
9.750%, 11/25/18	1,596,044	1,875,394
9.750%, 08/25/19	538,354	616,567
10.400%, 04/25/19	1,027	1,199
FHLMC Multifamily Structured Pass-Through Certificate 1.230%, 01/25/20 (b) (e)	218,084	14,358
1.413%, 04/25/20 (b) (e)	525,111	39,262
1.415%, 06/25/21 (b) (e)	14,730,000	1,319,808
1.569%, 02/25/18 (b) (e)	15,710,000	1,266,014
1.685%, 08/25/20 (b) (e)	308,452	27,926
1.842%, 06/25/20 (b) (e)	775,540	77,602
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	5,700	6,193
7.000%, 05/01/16	20,523	22,497
Freddie Mac 30 Yr. 4.000%, TBA	200,000	199,812
5.500%, TBA	100,000	108,016
Freddie Mac 30 Yr. Gold Pool 5.000%, 12/01/34	71,790	76,646
5.000%, 11/01/36	521,816	556,708
5.500%, 11/01/35	99,612	108,301
5.500%, 11/01/37	73,057	79,212
5.500%, 01/01/38	125,296	135,657
5.500%, 04/01/38	249,116	269,716
6.000%, 12/01/36	9,177	10,117
6.000%, 02/01/37	339,077	373,767
6.500%, 09/01/31	84,781	96,077
Freddie Mac ARM Non-Gold Pool 2.671%, 02/01/36 (b)	136,151	143,997
5.556%, 01/01/38 (b)	151,630	162,287
5.716%, 02/01/37 (b)	48,623	51,680
5.765%, 05/01/37 (b)	117,658	125,363
5.876%, 05/01/37 (b)	142,185	150,639
5.887%, 04/01/37 (b)	123,725	131,898
6.079%, 03/01/37 (b)	165,721	175,983
Freddie Mac REMICS 0.537%, 04/15/33 (b)	635,324	636,135
4.000%, 12/15/38	260,000	258,596
11.565%, 06/15/21 (b) (e)	34	762
Ginnie Mae 0.540%, 10/20/60 (b)	3,796,259	3,748,806
0.660%, 02/20/61 (b)	349,902	347,488
0.710%, 01/20/61 (b)	168,402	169,294
0.710%, 03/20/61 (b)	99,261	98,983
1.192%, 05/20/60 (b)	2,085,383	2,101,024
1.336%, 11/20/59 (b)	5,229,910	5,356,997
5.205%, 06/20/41 (b) (e)	1,700,000	261,103
5.214%, 09/20/40 (b) (e)	667,217	100,650
5.814%, 10/20/39 (b) (e)	4,682,888	806,445
5.815%, 03/16/41 (b) (e)	292,854	52,035
5.864%, 12/20/39 (b) (e)	581,900	100,547
5.864%, 09/20/40 (b) (e)	1,116,211	175,199

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae 5.864%, 11/20/40 (b) (e)	$5,998,144	$1,106,014
5.914%, 06/20/39 (b) (e)	1,559,333	280,349
6.014%, 03/20/35 (b) (e)	1,637,489	211,137
6.314%, 03/20/39 (b) (e)	921,117	166,162
6.364%, 10/20/38 (b) (e)	1,371,760	245,119
6.364%, 11/20/38 (b) (e)	5,458,292	987,225
6.384%, 07/20/40 (b) (e)	2,963,044	580,221
6.394%, 06/20/40 (b) (e)	17,653	3,090
6.444%, 11/20/38 (b) (e)	581,134	108,447
6.464%, 01/20/40 (b) (e)	3,539,210	649,037
6.514%, 08/20/39 (b) (e)	2,308,116	384,872
6.515%, 12/16/36 (b) (e)	1,900,000	376,341
6.564%, 10/20/33 (b) (e)	882,752	102,265
6.564%, 04/16/39 (b) (e)	719,717	113,435
Ginnie Mae 30 Yr. 4.000%, 01/15/41	99,715	101,777
4.000%, TBA	3,500,000	3,554,142
4.500%, TBA	41,000,000	43,211,697
5.000%, TBA	21,700,000	23,534,323
5.500%, TBA	400,000	439,625
6.000%, TBA	5,200,000	5,750,531
Ginnie Mae I 30 Yr. Pool 5.000%, 01/15/40	556,579	607,558
5.500%, 04/20/41	98,990	108,920
6.000%, 07/15/38	99,751	111,211
6.500%, 09/15/28	3,069	3,501
6.500%, 10/15/28	1,768	2,017
6.500%, 01/15/29	48,605	55,455
6.500%, 02/15/29	45,125	51,485
6.500%, 06/15/29	19,961	22,775
6.500%, 10/15/30	7,488	8,543
6.500%, 02/15/31	3,580	4,085
7.000%, 06/15/28	29,241	34,076
7.000%, 07/15/29	2,399	2,798
Ginnie Mae II 30 Yr. Pool 4.500%, 03/20/41	99,548	104,987
4.500%, 04/20/41	298,721	315,042
5.000%, 07/20/40	1,752,538	1,904,517
5.000%, 08/20/40	1,636,748	1,778,855
5.000%, 09/20/40	183,128	199,028
5.000%, 11/20/40	92,401	100,423
5.500%, 08/20/37	384,177	423,315
5.500%, 12/20/40	96,237	106,312
5.500%, 01/20/41	194,472	214,284
6.000%, 08/20/40	94,003	104,265
6.500%, 10/20/37	57,814	65,342
Ginnie Mae II ARM Pool 1.700%, 01/20/60 (b)	1,092,910	1,118,156
2.063%, 05/20/60 (b)	976,444	1,007,397
NCUA Guaranteed Notes 2.900%, 10/29/20	100,000	99,813

		216,595,674

Security Description	Par Amount	Value*

Federal Agencies—3.3%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	$4,100,000	$4,635,718
Federal Home Loan Bank 0.240%, 10/28/11	6,200,000	6,202,821
0.320%, 11/30/11	6,640,000	6,645,989
3.625%, 10/18/13	640,000	683,081
5.500%, 07/15/36	1,990,000	2,185,112
Federal National Mortgage Association 0.010%, 10/09/19	1,670,000	1,169,050
6.250%, 05/15/29 (a)	1,890,000	2,294,647
7.000%, 11/01/31	73,750	85,360
Tennessee Valley Authority 3.875%, 02/15/21	150,000	154,083
4.625%, 09/15/60	1,260,000	1,181,580
5.250%, 09/15/39	750,000	794,107
5.980%, 04/01/36	2,490,000	2,871,299

		28,902,847

U.S. Treasury—7.3%
U.S. Treasury Bonds 4.375%, 11/15/39 (a)	3,220,000	3,221,510
4.750%, 02/15/41 (b)	22,840,000	24,276,118
U.S. Treasury Notes 0.500%, 05/31/13 (a)	80,000	80,084
0.500%, 11/15/13	20,000	19,952
0.750%, 06/15/14 (a) (b)	390,000	389,558
1.000%, 07/31/11	1,090,000	1,090,851
1.000%, 05/15/14 (a)	120,000	120,797
1.250%, 02/15/14 (a)	530,000	537,785
1.375%, 02/15/13	3,800,000	3,860,412
1.500%, 06/30/16 (b)	2,080,000	2,054,645
1.750%, 05/31/16 (a)	7,600,000	7,611,856
2.375%, 05/31/18 (a)	11,270,000	11,210,139
3.125%, 05/15/21 (a)	310,000	309,129
3.625%, 02/15/21 (a) (b)	8,080,000	8,417,088

		63,199,924

Total U.S. Treasury & Government Agencies (Identified Cost $305,549,265)		308,698,445

Mortgage-Backed Securities—8.4%

Collateralized-Mortgage Obligation—6.8%
American Home Mortgage Investment Trust 0.406%, 06/25/45 (b)	1,373,234	1,074,797
0.476%, 11/25/45 (b)	1,102,564	697,213
Banc of America Funding Corp. 0.356%, 05/20/36 (b)	950,267	758,702
Banc of America Mortgage Securities, Inc. 3.185%, 09/25/35 (b)	391,020	320,422
5.238%, 12/25/34 (b)	36,391	34,640
Bear Stearns Adjustable Rate Mortgage Trust 2.827%, 10/25/35 (b)	2,700,000	2,334,320

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Bear Stearns Asset Backed Securities Trust 0.416%, 04/25/36 (b)	$2,030,578	$949,364
Citigroup Mortgage Loan Trust, Inc. 2.995%, 12/25/35 (b)	4,116,268	2,165,350
Countrywide Alternative Loan Trust 0.416%, 07/20/35 (b)	223,284	144,121
0.456%, 01/25/36 (b)	562,862	350,841
5.500%, 10/25/33	27,363	28,265
6.000%, 12/25/36	116,733	74,541
Countrywide Home Loan Mortgage Pass-Through Trust 0.486%, 05/25/35 (b)	420,126	287,349
2.520%, 11/25/34 (b)	240,611	151,212
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.546%, 03/25/35 (b)	431,807	368,653
0.606%, 11/25/34 (b)	234,516	203,973
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.921%, 08/25/35 (b)	114,224	80,313
Downey Savings & Loan Association Mortgage Loan Trust 0.396%, 03/19/45 (b)	374,067	254,942
1.198%, 03/19/46 (b)	233,012	124,882
GSR Mortgage Loan Trust 2.849%, 10/25/35 (b)	1,009,465	749,378
Harborview Mortgage Loan Trust 0.406%, 06/25/37 (b)	5,245,833	3,611,273
0.436%, 01/19/36 (b)	1,874,608	1,162,643
0.536%, 01/19/35 (b)	431,199	258,087
0.586%, 11/19/34 (b)	461,555	305,936
1.186%, 08/19/37 (b)	3,577,207	2,461,820
Impac Secured Assets CMN Owner Trust 0.506%, 03/25/36 (b)	1,757,298	862,833
0.536%, 08/25/36 (b)	422,275	375,765
IndyMac INDA Mortgage Loan Trust 5.837%, 11/25/37 (b)	2,217,084	1,783,050
IndyMac Index Mortgage Loan Trust 0.396%, 05/25/46 (b)	439,937	275,434
0.546%, 01/25/35 (b)	933,067	549,784
2.694%, 03/25/35 (b)	1,121,756	897,534
5.142%, 08/25/37 (b)	4,290,836	2,613,767
JPMorgan Mortgage Trust 6.500%, 01/25/36	208,731	162,004
Luminent Mortgage Trust 0.376%, 05/25/46 (b)	2,204,824	1,203,852
MASTR Adjustable Rate Mortgages Trust (144A) 2.694%, 11/25/35 (b)	119,768	67,609
MASTR Seasoned Securitization Trust 4.181%, 10/25/32 (b)	463,707	402,346
Merit Securities Corp. (144A) 1.686%, 09/28/32 (b)	324,910	312,830
Merrill Lynch Mortgage Investors, Inc. 5.005%, 05/25/34 (b)	528,190	531,182

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Morgan Stanley Mortgage Loan Trust 0.506%, 01/25/35 (b)	$1,476,018	$1,102,340
2.672%, 03/25/36 (b)	322,549	179,609
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	428,862	434,839
6.500%, 10/25/34 (b)	474,576	478,393
Novastar Mortgage-Backed Notes 0.376%, 06/25/36 (b)	2,120,330	1,569,644
Prime Mortgage Trust (144A) 6.000%, 05/25/35	700,533	700,382
6.000%, 11/25/36	4,131,611	3,627,538
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	1,678,165	1,645,629
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	5,750,822	4,947,254
RBSGC Mortgage Pass-Through Certificates 0.636%, 01/25/37 (b)	2,490,252	1,431,638
Sequoia Mortgage Trust 0.735%, 06/20/33 (b)	164,734	137,718
Structured Adjustable Rate Mortgage Loan Trust 0.506%, 10/25/35 (b)	195,749	128,644
2.513%, 01/25/35 (b)	1,349,212	1,141,670
5.429%, 09/25/35 (b)	2,101,026	1,744,146
Structured Asset Mortgage Investments, Inc. 0.396%, 05/25/46 (b)	390,075	210,774
2.611%, 08/25/35 (b)	179,912	145,277
Voyager DWNYS Delaware Trust (144A) 1.198%, 03/20/47 (b) (e)	289,482	25,706
WaMu Mortgage Pass-Through Certificates 0.456%, 12/25/45 (b)	1,609,192	1,322,956
0.466%, 11/25/45 (b)	2,590,973	2,009,734
0.476%, 07/25/45 (b)	46,708	37,839
0.476%, 10/25/45 (b)	1,488,922	1,218,896
1.088%, 07/25/47 (b)	428,063	140,051
2.701%, 10/25/34 (b)	2,230,922	2,074,389
3.552%, 04/25/37 (b)	2,228,335	1,674,128
5.836%, 09/25/36 (b)	1,169,447	878,941
Wells Fargo Mortgage-Backed Securities Trust 2.808%, 06/25/35 (b)	239,198	230,010
2.814%, 10/25/35 (b)	267,969	240,982
2.872%, 05/25/36 (b)	451,439	394,874

		58,865,028

Commercial Mortgage-Backed Securities—1.6%
Americold LLC Trust (144A) 4.954%, 01/14/29	600,000	615,302
Commercial Mortgage Asset Trust 7.350%, 01/17/32	555,000	611,252
Credit Suisse First Boston Mortgage Securities Corp. 5.230%, 12/15/40 (b)	500,000	541,121
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (b)	1,260,000	1,372,477
Extended Stay America Trust (144A) 2.951%, 11/05/15	1,483,781	1,471,512

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
First Union National Bank Commercial Mortgage 1.143%, 05/17/32 (b) (e)	$2,562,892	$65,903
Greenwich Capital Commercial Funding Corp. 6.078%, 07/10/38 (b)	70,000	77,717
GS Mortgage Securities Corp. II 5.992%, 08/10/45 (b)	780,000	837,408
GS Mortgage Securities Corp. II (144A) 3.679%, 08/10/43	955,260	972,514
JPMorgan Chase Commercial Mortgage Securities Corp. 1.000%, 06/15/49 (b)	200,000	212,405
LB-UBS Commercial Mortgage Trust 5.866%, 09/15/45 (b)	40,000	43,494
Merrill Lynch Mortgage Trust 5.863%, 05/12/39 (b)	1,890,000	2,089,478
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (b)	130,000	138,076
5.810%, 06/12/50 (b)	3,500,000	3,745,837
6.164%, 08/12/49 (b)	470,000	514,547
Morgan Stanley Capital I 5.897%, 10/15/42 (b)	660,000	730,344

		14,039,387

Total Mortgage-Backed Securities (Identified Cost $85,700,647)		72,904,415

Asset-Backed Securities—4.3%

Asset Backed-Automobile—0.2%
Avis Budget Rental Car Funding AESOP, LLC (144A) 3.150%, 03/20/16	230,000	234,138
4.640%, 05/20/16	500,000	537,925
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,180,000	1,293,971

		2,066,034

Asset Backed-Home Equity—0.3%
Accredited Mortgage Loan Trust 0.426%, 09/25/35 (b)	100,909	92,351
ACE Securities Corp. 0.356%, 01/25/36 (b)	655,705	54,084
Asset Backed Securities Corp. 3.037%, 04/15/33 (b)	42,039	30,691
Bear Stearns Asset Backed Securities Trust 0.556%, 01/25/34 (b)	29,163	22,024
EMC Mortgage Loan Trust (144A) 0.636%, 05/25/43 (b)	1,570,505	1,164,633
0.886%, 01/25/41 (b)	621,821	558,638
IndyMac Seconds Asset Backed Trust 0.316%, 06/25/36 (b)	2,573,316	270,427
Morgan Stanley Mortgage Loan Trust 0.336%, 03/25/36 (b)	1,270,278	305,525
Structured Asset Securities Corp. 0.466%, 04/25/35 (b)	87,755	78,989

Security Description	Par Amount	Value*

Asset Backed-Home Equity—(Continued)
Structured Asset Securities Corp. (144A) 0.296%, 02/25/36 (b)	$1,590,078	$75,403

		2,652,765

Asset Backed-Other—2.5%
ACE Securities Corp. 0.316%, 02/25/31 (b)	861,620	688,443
Amortizing Residential Collateral Trust 0.686%, 10/25/34 (b)	1,318,327	1,203,526
1.986%, 08/25/32 (b)	92,614	35,589

Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	3,702,820	2,746,756
Conseco Financial Corp. 7.070%, 01/15/29	22,328	23,493
Countrywide Asset Backed Certificates 1.436%, 06/25/34 (b)	401,581	123,136
Countrywide Home Equity Loan Trust 0.327%, 12/25/31 (b)	1,277,543	821,666
Countrywide Home Equity Loan Trust (144A) 0.487%, 12/15/33 (b)	503,484	328,523
Ellington Loan Acquisition Trust (144A) 1.186%, 05/25/37 (b)	1,497,484	1,341,866
First Horizon Asset Backed Trust 0.346%, 10/25/34 (b)	216,670	121,564
Greenpoint Manufactured Housing 2.195%, 11/22/31 (b)	475,000	431,927
3.109%, 03/18/29 (b)	750,000	629,699
3.686%, 11/17/31 (b)	1,250,000	1,041,792
3.689%, 03/13/32 (b)	775,000	653,704
3.690%, 02/20/32 (b)	600,000	500,932
3.695%, 02/20/30 (b)	350,000	288,952
3.696%, 06/19/29 (b)	375,000	309,940
GSAMP Trust 0.276%, 07/05/36 (b)	797,988	81,669
0.286%, 01/25/36 (b)	114,589	11,718
GSAMP Trust (144A) 0.296%, 05/25/36 (b)	96,651	96,078
GSRPM Mortgage Loan Trust (144A) 0.486%, 03/25/35 (b)	1,536,726	1,313,673
Indymac Residential Asset Backed Trust 0.356%, 04/25/36 (b)	356,034	103,330
Lehman XS Trust 0.396%, 09/25/46 (b)	685,549	303,062
Long Beach Mortgage Loan Trust 0.706%, 01/21/31 (b)	29,555	21,642
Mid-State Trust 7.340%, 07/01/35	418,596	436,752
Origen Manufactured Housing 3.697%, 04/15/37 (b)	3,200,000	2,093,614
3.697%, 10/15/37 (b)	3,025,000	2,025,049
RAAC Series (144A) 0.436%, 08/25/35 (b)	1,310,720	962,984
SACO I, Inc. 0.356%, 03/25/36 (b)	287,981	102,912
0.446%, 06/25/36 (b)	982,208	338,712

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed-Other—(Continued)
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (c)	$35,690	$0
7.750%, 04/27/33 (c)	10,486	0
Structured Asset Securities Corp. 0.516%, 02/25/35 (b)	2,469,360	2,174,736

		21,357,439

Asset Backed-Student Loan—1.3%
Education Funding Capital Trust I 1.520%, 12/15/42 (b)	650,000	622,375
2.430%, 12/15/42 (b)	100,000	94,750
Keycorp Student Loan Trust 0.534%, 10/25/32 (b)	1,352,311	1,262,814
Nelnet Student Loan Trust 0.898%, 03/22/32 (b)	6,650,000	6,040,195
1.754%, 04/25/24 (b)	1,360,000	1,395,776
Northstar Education Finance, Inc. Zero Coupon, 10/30/45 (b)	100,000	65,250
SLM Student Loan Trust (144A) 0.537%, 12/15/25 (b)	1,000,000	950,057
0.997%, 03/15/33 (b)	497,877	485,332

		10,916,549

Total Asset-Backed Securities (Identified Cost $45,502,435)		36,992,787

Foreign Government & Agency Obligations—2.7%

Sovereign—2.7%
Japan Bank for International Cooperation 2.875%, 02/02/15	1,580,000	1,666,295
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	1,925,311
Malaysia Government Bond 3.835%, 08/12/15 (MYR)	6,480,000	2,181,559
4.262%, 09/15/16 (MYR)	1,835,000	628,338
Mexican Bonos 8.000%, 06/11/20 (MXN)	92,740,000	8,469,703
Mexico Government International Bond 5.625%, 01/15/17	1,430,000	1,625,195
5.875%, 01/15/14 (a)	230,000	254,840
6.750%, 09/27/34	3,390,000	3,940,875
Russian Federation 11.000%, 07/24/18	595,000	848,649
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (b)	1,392,650	1,641,586

Total Foreign Government & Agency Obligations (Identified Cost $22,740,454)		23,182,351

Municipal Bonds & Notes—1.5%

Collateralized-Mortgage Obligation—0.2%
Virginia Housing Development Authority 6.000%, 06/25/34	2,212,002	2,211,980

Security Description	Shares/Par Amount	Value*

Municipal Agency—1.3%
Birmingham Commercial Development Authority 5.500%, 04/01/41	$70,000	$70,853
City of Chicago Illinois 5.500%, 01/01/31	180,000	184,136
5.625%, 01/01/35	90,000	92,023
Clark County Nevada 5.250%, 07/01/39	130,000	128,309
Los Angeles Department of Airports 5.000%, 05/15/35	160,000	159,328
5.250%, 05/15/39	130,000	132,930
Los Angeles Department of Water & Power 6.574%, 07/01/45	500,000	560,490
Metropolitan Atlanta Rapid Transit Authority 5.000%, 07/01/39	110,000	109,835
Municipal Electric Authority of Georgia 6.637%, 04/01/57	510,000	488,917
6.655%, 04/01/57	280,000	263,973
New York Liberty Development Corp. 5.250%, 10/01/35	470,000	465,507
North Carolina State Education Assistance Authority 1.174%, 07/25/41 (b)	95,221	92,848
Northstar Education Finance, Inc. 0.345%, 01/29/46 (b)	50,000	42,275
0.662%, 01/29/46 (b)	50,000	42,500
Pennsylvania Higher Education Assistance Agency 0.170%, 05/01/46 (b)	3,650,000	3,257,625
0.349%, 05/01/46 (b)	500,000	449,500
San Mateo County Community College District 5.000%, 09/01/38	50,000	50,199
State of California 7.300%, 10/01/39	790,000	875,905
State of Illinois 5.665%, 03/01/18	730,000	757,244
5.877%, 03/01/19	760,000	781,181
Student Loan Funding Corp. 0.210%, 09/01/47 (b)	2,250,000	2,102,178

		11,107,756

Total Municipal Bonds & Notes (Identified Cost $13,023,666)		13,319,736

Preferred Stock—0.6%

Diversified Financial Services—0.6%
Citigroup Capital XIII	122,350	3,398,883
GMAC Capital Trust I	85,000	2,176,000

		5,574,883

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (f)	4,825	14,234
Federal National Mortgage Association (Series O) (f)	3,950	14,220

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Preferred Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—(Continued)
Federal National Mortgage Association (Series S) (f)	$17,075	$36,711

		65,165

Total Preferred Stock (Identified Cost $6,060,426)		5,640,048

Common Stock—0.4%

Building Products—0.1%
Nortek, Inc. (f)	20,436	735,492

Chemicals—0.1%
Georgia Gulf Corp. (a) (f)	38,928	939,722

Marine—0.1%
DeepOcean Group Holding AS (f)	44,743	626,402

Media—0.1%
Charter Communications, Inc. (f)	15,892	862,300

Oil, Gas & Consumable Fuels—0.0%
SemGroup Corp. (f)	2,983	76,573

Total Common Stock (Identified Cost $3,336,664)		3,240,489

Term Loans—0.2%

IT Services—0.2%
First Data Corp. 3.003%, 09/24/14 (b)	1,270,273	1,178,895
2.963%, 03/24/18 (b)	1,047,353	965,969

Total Term Loans (Identified Cost $2,939,581)		2,144,864

Convertible Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XII	17,050	440,231

Total Convertible Preferred Stock (Identified Cost $429,839)		440,231

Warrants—0.0%
Security Description	Shares/Par Amount	Value*

Energy Equipment & Services—0.0%
SemGroup Corp. (f)	3,141	$19,631

Yankee—0.0%
Republic of Venezuela (f)	4,550	123,988

Total Warrants (Identified Cost $24,795)		143,619

Short Term Investments—23.5%

Discount Notes—3.6%
Federal Home Loan Mortgage Corp. 0.010%, 07/06/11	$6,960,000	6,959,823
0.010%, 12/01/11	150,000	149,943
0.010%, 12/15/11	11,000,000	10,994,387
0.010%, 01/10/12 (g)	2,020,000	2,018,700
Federal National Mortgage Association 0.010%, 12/07/11	11,000,000	10,995,142
0.010%, 01/10/12 (g)	160,000	159,905

		31,277,900

Mutual Funds—9.2%
State Street Navigator Securities Lending Prime Portfolio (h)	80,257,928	80,257,928

Repurchase Agreement—10.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $92,423,026 on 07/01/11, collateralized by $93,500,000 U.S. Treasury Note due 04/30/12 with a value of $94,275,863	92,423,000	92,423,000

Total Short Term Investments (Identified Cost $203,958,809)		203,958,828

Total Investments—125.9% (Identified Cost $1,117,769,174) (i)		1,093,887,893
Liabilities in excess of other assets		(225,188,665)

Net Assets—100.0%		$868,699,228

(a)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $79,248,069 and the collateral received consisted of cash in the amount of $80,257,928 and non-cash collateral with a value of $545,615. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Payment in Kind security for which part of the income earned may be paid as additional principal.

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(f)	Non-Income Producing.
(g)	All or a portion of the security was pledged as collateral against open futures contracts.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $1,119,054,443. The aggregate unrealized appreciation and depreciation of investments was $23,254,975 and $(48,421,525), respectively, resulting in net unrealized depreciation of $(25,166,550) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $133,265,016, which is 15.3% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(AUD)—	Australian Dollar
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit

Forward Contracts
Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold)	Citibank N.A.	8/18/2011	3,003,525	$3,188,002	$3,205,372	$(17,370)
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	8/15/2011	3,581,025	2,154,000	2,273,676	119,676
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	8/15/2011	3,458,760	2,109,000	2,196,047	87,047
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	8/15/2011	25,763,400	15,600,000	16,357,779	757,779
Euro (sold)	Citibank N.A.	8/18/2011	1,159,004	1,720,292	1,681,197	39,095
Euro (sold)	UBS AG	8/18/2011	5,003,199	7,254,939	7,257,409	(2,470)
Euro (sold)	Citibank N.A.	8/18/2011	6,100,000	8,599,628	8,848,378	(248,750)
Russian Ruble (bought)	JPMorgan Chase Bank N.A.	9/15/2011	134,291,972	4,789,300	4,784,059	(5,241)

Net Unrealized Appreciation						$729,766

Futures Contracts
Futures Contracts-Long		Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
3 Month Euribor Interest Rate Futures		9/19/2011	115	$40,978,946	$41,032,716	$53,770
3 Month Euribor Interest Rate Futures		3/19/2012	14	4,959,738	4,983,087	23,349
German Euro Bobl Futures		9/8/2011	40	6,820,334	6,772,601	(47,733)
U.S. Treasury Notes 10 Year Futures		9/21/2011	384	47,250,560	46,974,000	(276,560)
U.S. Treasury Bond Ultra Long Futures		9/21/2011	231	29,417,134	29,163,750	(253,384)

Futures Contracts-Short
U.S. Treasury Notes 2 Year Futures		9/30/2011	(131)	(28,675,293)	(28,734,031)	(58,738)
U.S. Treasury Notes 5 Year Futures		9/30/2011	(650)	(76,967,216)	(77,476,954)	(509,738)
U.S. Treasury Bond 30 Year Futures		9/21/2011	(65)	(8,207,226)	(7,997,031)	210,195

Net Unrealized Depreciation						$(858,839)

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$423,222,080	$—	$423,222,080
Total U.S. Treasury & Government Agencies*	—	308,698,445	—	308,698,445
Total Mortgage-Backed Securities*	—	72,904,415	—	72,904,415
Total Asset-Backed Securities*	—	36,992,787	—	36,992,787
Total Foreign Government & Agency Obligations*	—	23,182,351	—	23,182,351
Total Municipal Bonds & Notes*	—	13,319,736	—	13,319,736
Total Preferred Stock	65,165	5,574,883	—	5,640,048
Total Common Stock*	3,240,489	—	—	3,240,489
Total Term Loans*	—	2,144,864	—	2,144,864
Total Convertible Preferred Stock*	440,231	—	—	440,231
Preferred Stock
Diversified Financial Services	—	5,574,883	—	5,574,883
Thrifts & Mortgage Finance	65,165	—	—	65,165
Total Warrants*	—	143,619	—	143,619
Short Term Investments
Discount Notes	—	31,277,900	—	31,277,900
Mutual Funds	80,257,928	—	—	80,257,928
Repurchase Agreement	—	92,423,000	—	92,423,000
Total Short Term Investments	80,257,928	123,700,900	—	203,958,828
Total Investments	$84,003,813	$1,009,884,080	$—	$1,093,887,893

Futures Contracts**
Futures Contracts (Appreciation)	$287,314	$—	$—	$287,314
Futures Contracts (Depreciation)	(1,146,153)	—	—	(1,146,153)
Total Futures Contracts (Net Unrealized Depreciation)	(858,839)	—	—	(858,839)
Forward Contracts**
Forward Foreign Currency Contracts (Appreciation)	—	1,003,597	—	1,003,597
Forward Foreign Currency Contracts (Depreciation)	—	(273,831)	—	(273,831)
Total Forward Contracts (Net Unrealized Appreciation)	—	729,766	—	729,766

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes	Common Stock	Total
Balance as of December 31, 2010	$113	$5,454	$5,567
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	0	0
Accrued discounts/premiums	169	0	169
Realized loss	(1,797,004)	(98,023)	(1,895,027)
Change in unrealized appreciation (depreciation)	1,847,685	93,175	1,940,860
Security purchases	0	0	0
Security sales	(50,963)	(606)	(51,569)
Balance as of June 30, 2011	$0	$0	$0

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a)(b)		$1,001,464,893
Repurchase Agreement		92,423,000
Cash		13,612
Cash denominated in foreign currencies (c)(d)		3,366,020
Unrealized appreciation on open forward currency contracts		1,003,597
Receivable for:
Securities sold		109,435,557
Fund shares sold		802,829
Accrued interest and dividends		9,511,855
Foreign taxes		17,680
Miscellaneous asset		3,242

Total Assets		1,218,042,285
Liabilities
Unrealized depreciation on open forward currency contracts	$273,831
Payable for:
Securities purchased	267,744,107
Fund shares redeemed	448,707
Futures variation margin	2,928
Foreign taxes	22,472
Collateral for securities loaned	80,257,928
Accrued expenses:
Management fees	410,616
Distribution and service fees	70,200
Deferred directors’ fees	31,013
Other expenses	81,255

Total Liabilities		349,343,057

Net Assets		$868,699,228

Net assets consists of:
Paid in surplus		$918,688,326
Undistributed net investment income		13,185,059
Accumulated net realized losses		(39,283,317)
Unrealized depreciation on investments and foreign currency transactions		(23,890,840)

Net Assets		$868,699,228

Net Assets
Class A		$497,576,455
Class B		287,854,455
Class E		83,268,318

Capital Shares (Authorized) Outstanding
Class A (70,000,000)		39,238,902
Class B (30,000,000)		22,797,729
Class E (12,500,000)		6,585,966

Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.68
Class B		12.63
Class E		12.64

(a)	Identified cost of investments, excluding repurchase agreements, was $1,025,346,174.
(b)	Includes securities on loan with a value of $79,248,069.
(c)	Identified cost of cash denominated in foreign currencies was $3,249,129.
(d)	Includes $987,559 of restricted cash pledged as collateral for open futures contracts.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends		$34,252
Interest (a)(b)		15,817,177

		15,851,429
Expenses
Management fees	$2,244,075
Distribution and service fees—Class B	308,755
Distribution and service fees—Class E	64,928
Directors’ fees and expenses	24,796
Custodian and accounting	79,488
Audit and tax services	19,351
Legal	4,147
Shareholder reporting	49,746
Insurance	4,915
Miscellaneous	5,891

Total expenses	2,806,092
Management fee waivers	(136,370)	2,669,722

Net Investment Income		13,181,707

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,096,010)
Futures contracts	(340,767)
Foreign currency transactions	(306,113)
Written options	168,921	(3,573,969)

Net change in unrealized appreciation (depreciation) on:
Investments	12,822,698
Futures contracts	(788,641)
Foreign currency transactions	1,166,903	13,200,960

Net realized and unrealized gain		9,626,991

Net Increase in Net Assets From Operations		$22,808,698

(a)	Includes net income on securities loaned of $115,243.
(b)	Net of foreign taxes of $22,472.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,181,707	$32,741,081
Net realized gain (loss)	(3,573,969)	2,920,021
Net change in unrealized appreciation	13,200,960	46,254,520

Increase in net assets from operations	22,808,698	81,915,622

From Distributions to Shareholders
Net investment income
Class A	(17,749,143)	(27,736,512)
Class B	(10,927,643)	(13,057,375)
Class E	(4,221,410)	(5,638,367)

Total distributions	(32,898,196)	(46,432,254)

Increase (decrease) in net assets from capital share transactions	218,111,890	(93,321,343)

Total increase (decrease) in net assets	208,022,392	(57,837,975)

Net Assets
Beginning of the period	660,676,836	718,514,811

End of the period	$868,699,228	$660,676,836

Undistributed Net Investment Income
End of the period	$13,185,059	$32,901,548

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	21,944,807	$278,059,428	5,526,565	$69,450,454
Reinvestments	1,409,781	17,749,143	2,286,604	27,736,512
Redemptions	(10,720,549)	(135,909,483)	(15,549,053)	(190,505,198)

Net increase (decrease)	12,634,039	$159,899,088	(7,735,884)	$(93,318,232)

Class B
Sales	694,113	$8,918,196	1,813,165	$22,753,609
In kind substitution	5,136,952	64,776,963	0	0
Reinvestments	871,423	10,927,643	1,080,014	13,057,375
Redemptions	(1,644,078)	(21,068,986)	(2,346,612)	(29,158,115)

Net increase	5,058,410	$63,553,816	546,567	$6,652,869

Class E
Sales	369,250	$4,775,884	905,782	$11,361,063
Reinvestments	336,367	4,221,410	465,981	5,638,367
Redemptions	(1,112,398)	(14,338,308)	(1,891,326)	(23,655,410)

Net decrease	(406,781)	$(5,341,014)	(519,563)	$(6,655,980)

Increase (decrease) derived from capital share transactions		$218,111,890		$(93,321,343)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.90		$12.19	$10.30	$12.70	$12.58	$12.72

Income (Loss) from Investment Operations
Net investment income	0.24	(a)	0.63 (a)	0.75 (a)	0.74 (a)	0.63 (a)	0.38
Net realized and unrealized gain (loss) on investments	0.20		0.87	2.28	(2.58)	(0.15)	0.22

Total from investment operations	0.44		1.50	3.03	(1.84)	0.48	0.60

Less Distributions
Distributions from net investment income	(0.66)		(0.79)	(0.79)	(0.49)	(0.35)	(0.64)
Distributions from net realized capital gains	0.00		0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.66)		(0.79)	(1.14)	(0.56)	(0.36)	(0.74)

Net Asset Value, End of Period	$12.68		$12.90	$12.19	$10.30	$12.70	$12.58

Total Return (%)	3.45	(b)	12.73	32.22	(15.00)	4.03	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(c)	0.67	0.69	0.65	0.66	0.72
Net ratio of expenses to average net assets (%) (d)	0.63	(c)	0.63	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.74	(c)	5.00	6.87	6.34	5.03	4.91
Portfolio turnover rate (%)	543	(c)	295	228	280	504	700
Net assets, end of period (in millions)	$497.58		$343.17	$418.60	$541.02	$696.19	$366.98

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.83		$12.13	$10.26	$12.65	$12.53	$12.66

Income (Loss) from Investment Operations
Net investment income	0.22	(a)	0.59 (a)	0.70 (a)	0.71 (a)	0.59 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.21		0.87	2.28	(2.57)	(0.14)	0.03

Total from investment operations	0.43		1.46	2.98	(1.86)	0.45	0.57

Less Distributions
Distributions from net investment income	(0.63)		(0.76)	(0.76)	(0.46)	(0.32)	(0.60)
Distributions from net realized capital gains	0.00		0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.63)		(0.76)	(1.11)	(0.53)	(0.33)	(0.70)

Net Asset Value, End of Period	$12.63		$12.83	$12.13	$10.26	$12.65	$12.53

Total Return (%)	3.38	(b)	12.45	31.89	(15.20)	3.70	4.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(c)	0.92	0.94	0.90	0.91	0.97
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.88	0.92	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.48	(c)	4.70	6.48	6.08	4.77	4.66
Portfolio turnover rate (%)	543	(c)	295	228	280	504	700
Net assets, end of period (in millions)	$287.85		$227.62	$208.62	$170.29	$241.18	$198.63

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.85		$12.15	$10.27	$12.67	$12.55	$12.68

Income (Loss) from Investment Operations
Net investment income	0.23	(a)	0.60 (a)	0.72 (a)	0.72 (a)	0.61 (a)	0.62
Net realized and unrealized gain (loss) on investments	0.20		0.88	2.29	(2.58)	(0.15)	(0.03)

Total from investment operations	0.43		1.48	3.01	(1.86)	0.46	0.59

Less Distributions
Distributions from net investment income	(0.64)		(0.78)	(0.78)	(0.47)	(0.33)	(0.62)
Distributions from net realized capital gains	0.00		0.00	(0.35)	(0.07)	(0.01)	(0.10)

Total distributions	(0.64)		(0.78)	(1.13)	(0.54)	(0.34)	(0.72)

Net Asset Value, End of Period	$12.64		$12.85	$12.15	$10.27	$12.67	$12.55

Total Return (%)	3.31	(b)	12.62	31.97	(15.10)	3.89	4.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(c)	0.82	0.84	0.80	0.81	0.87
Net ratio of expenses to average net assets (%) (d)	0.78	(c)	0.78	0.82	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.57	(c)	4.81	6.59	6.15	4.87	4.75
Portfolio turnover rate (%)	543	(c)	295	228	280	504	700
Net assets, end of period (in millions)	$83.27		$89.89	$91.30	$80.17	$129.39	$137.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to paydown reclasses, foreign currency transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities:

The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$2,244,075	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.055%	On the first $	500 million

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,976,151,202	$262,242,807	$1,895,392,239	$128,330,563

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2011 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	361	136,243
Options bought back	(361)	(136,243)
Options expired	(0)	(0)

Options outstanding June 30, 2011	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2010	0	$0
Options written	467	187,120
Options bought back	(467)	(187,120)
Options expired	(0)	(0)

Options outstanding June 30, 2011	0	$0

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$287,314	*	Net Assets—Unrealized depreciation on investments and foreign currency transactions	$(1,146,153)*
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	1,003,597		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(273,831)

Total		$1,290,911			$(1,419,984)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$(340,767)	$—	$(340,767)
Foreign Currency Transactions	—	(446,160)	(446,160)
Options	168,921	—	168,921

Total	$(171,846)	$(446,160)	$(618,006)

MSF-32

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

Location	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$(788,641)	$—	$(788,641)
Foreign Currency Transactions	—	1,056,395	1,056,395

Total	$(788,641)	$1,056,395	$267,754

Average Notional or Face Amount	Foreign Exchange	Interest Rate
Futures Contracts Short	$—	(177,817,591)
Futures Contracts Long	—	205,671,466
Foreign Currency Transactions	73,488,093	—
Options Written	—	(295,000)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$46,432,254	$74,269,035	$—	$10,830,853	$—	$—	$46,432,254	$85,099,888

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$32,601,673	$—	$(39,795,408)	$(31,701,051)	$(38,894,786)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had $29,246,938 in capital loss carryforwards expiring on December 31, 2017 and $2,454,113 in capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$978,060

MSF-33

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-34

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-35

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 2.05%, 1.97%, and 1.99%, respectively, compared to its benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, which returned 2.10%.

MARKET ENVIRONMENT/CONDITIONS

Market sentiments were positive during the first quarter based on relatively strong economic data and accommodative policy from the Federal Reserve Board (“Fed”). The second quarter of the year, however, was marked by signs of a struggling U.S. economic recovery and investor concern due to the uncertainties in Europe and the Middle East.

Global headlines centered on the debt crisis in Greece and its peripheral European countries. Greece’s parliament voted to pass austerity measures to secure more lending from the European Central Bank and the International Monetary Fund. Another area of concern was the political unrest in the Middle East which pushed oil prices to above $100 per barrel during the period.

Equities, as measured by the S&P 500 Index, gained 6%, while broad fixed income markets, using the Barclays Capital U.S. Aggregate Bond Index, rose 2.7%.

U.S. Treasury bonds lagged as investors generally turned to riskier assets in the first half of 2011. Two-year yields declined from 0.59% to 0.46% while ten-year yields also decreased from 3.29% to 3.16%. According to Barclays Capital, spread products, such as corporate credit bonds, generated a positive excess return of 1.00% while high yield securities produced a positive excess return of 2.80%.

Agency mortgages were able to outperform duration-matched U.S. Treasuries as mortgages continued to be supported as part of the Fed’s Quantitative Easing (QE) measures. Commercial mortgage-backed securities (CMBS) performed well during the period as CMBS produced a positive excess return of 1.53%. Non-agency mortgage-backed securities also performed well as demand was strong and principal paydowns remained steady for most of the semi-annual period.

Key currencies also performed positively during the period. The Euro and the British pound sterling gained around 8% and 4%, respectively, against the U.S. dollar. Broad market volatility, as measured by the CBOE Market Volatility Index (VIX), moved from 18 to 17. The cost of interbank three month borrowing decreased from 0.30% to 0.26%—indicating reduced perceived risk in the global economy.

Unemployment remained elevated despite its slight decline from 9.7% in December 2010 to 9.1% in June 2011. The final revision of the first quarter Gross Domestic Product (GDP) growth rate boosted growth by 0.1%, to 1.8%—falling just short of market expectations. Consumer confidence improved in the first quarter but consumers were more hesitant to take risks towards June, with disappointing retail sales and prolonged high level of unemployment. The Fed maintained its key Federal Funds Rate at 0-0.25%.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio slightly underperformed its benchmark for the six-month period. The main detractor to performance was the Portfolio’s duration and curve positioning, particularly in the second quarter as the Portfolio’s underweight to duration was detrimental as nominal yields declined. The Portfolio had a curve flattener trade on, and in tandem with an underweight to the intermediate parts of the curve, this further detracted as the yields curve steepened materially.

The Portfolio’s small exposure to non-agency mortgage-backed securities contributed to performance as the demand was strong and principal paydowns remained steady for most of the six-month period. The Portfolio’s allocation slightly declined from 5.5% to approximately 4.5% during this period as we selectively reduced our lower-quality non-agency holdings.

Agency mortgage-backed securities had become more attractive as the U.S. Treasury continued to unwind holdings and as spreads widened at times during the period. The Portfolio’s exposure to the agency mortgage-backed space contributed to performance as the sector generated positive excess returns from more spread tightening and favorable intra-coupon issue selection. We strategically increased our exposure to agency mortgages from 22% to approximately 25% during the period.

An allocation to Treasury Inflation Protected Securities (TIPS) benefited performance as market-implied breakeven inflation increased, mostly in the first quarter with continued economic support from the government and rising oil and commodity prices. TIPS allocation slightly decreased from 2% to 1% during the period.

We decreased our allocation to Treasuries from 44% to 25% as investors generally expressed a preference for spread sectors over the relative safety of U.S. Treasuries for the period.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	2.05	2.47	4.11	3.85	—
Class B	1.97	2.31	3.85	—	3.16
Class E	1.99	2.41	3.97	3.70	—
Barclays Capital U.S. Intermediate Government Bond Index	2.10	2.65	5.85	4.98	—

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	19.8
Federal Home Loan Bank	10.0
Federal Home Loan Mortgage Corp.	8.5
Federal National Mortgage Association	6.7
Ginnie Mae 30 Yr.	6.3
Ginnie Mae	5.2
U.S. Treasury Bonds	5.0
Federal Farm Credit Bank	4.9
Fannie Mae 30 Yr.	4.8
NCUA Guaranteed Notes	3.4

Top Sectors

% of Net Assets
Federal Agencies	33.3
Agency Sponsored Mortgages	26.0
U.S. Treasuries	25.8
Corporates	15.2
Collateralized-Mortgage Obligations	4.2
Asset Backed	3.3
Commercial Mortgage-Backed	1.4
Foreign Government	0.9

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.49%	$1,000.00	$1,020.50	$2.45
	Hypothetical*	0.49%	$1,000.00	$1,022.33	$2.46

Class B(a)	Actual	0.74%	$1,000.00	$1,019.70	$3.71
	Hypothetical*	0.74%	$1,000.00	$1,021.07	$3.71

Class E(a)	Actual	0.64%	$1,000.00	$1,019.90	$3.21
	Hypothetical*	0.64%	$1,000.00	$1,021.58	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—85.2% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—26.0%
Fannie Mae 15 Yr. 3.500%, TBA (a)	$20,000,000	$20,362,500
Fannie Mae 15 Yr. Pool 4.500%, 03/01/20	267,076	285,675
5.000%, 03/01/18	625,057	677,532
6.500%, 04/01/13	6,815	7,109
6.500%, 07/01/13	5,406	5,634
6.500%, 06/01/17	232,112	254,185
7.000%, 12/01/14	8,219	8,800
7.000%, 07/01/15	2,026	2,199
7.500%, 02/01/16	47,068	52,040
Fannie Mae 30 Yr. 3.500%, TBA	2,600,000	2,486,250
4.500%, TBA	69,500,000	71,899,905
5.000%, TBA	12,500,000	13,281,250
6.000%, TBA	17,300,000	19,002,977
6.500%, TBA	7,900,000	8,944,285
Fannie Mae 30 Yr. Pool 5.500%, 04/01/35	766,909	837,276
5.500%, 11/01/38	4,031,613	4,386,411
5.500%, 06/01/41	62,300,000	67,485,553
6.000%, 09/01/35	111,644	122,721
6.000%, 07/01/37	117,010	128,619
6.500%, 03/01/26	2,751	3,130
6.500%, 04/01/29	179,115	203,840
6.500%, 07/01/32	2,001,456	2,310,183
6.500%, 11/01/36	271,491	308,541
6.500%, 10/01/37	6,434	7,312
7.000%, 11/01/23	4,658	5,354
7.000%, 11/01/28	6,573	7,605
7.000%, 02/01/29	4,525	5,236
7.000%, 01/01/30	2,689	3,112
7.500%, 04/01/32	15,931	18,728
8.000%, 05/01/28	6,582	7,724
8.000%, 08/01/30	3,050	3,591
8.000%, 07/01/32	1,313	1,549
11.500%, 09/01/19	82	86
12.000%, 10/01/15	7,392	7,751
Fannie Mae ARM Pool 6.848%, 07/01/37 (a)	129,085	138,519
Fannie Mae Pool 6.500%, 12/01/27	6,136	6,992
6.500%, 05/01/32	154,670	174,417
12.000%, 01/15/16	449	511
12.500%, 09/20/15	415	475
12.500%, 01/15/16	3,183	3,643
Fannie Mae REMICS 5.500%, 07/25/41	6,100,000	6,425,793
6.306%, 10/25/40 (a) (b)	3,068,208	466,995
9.750%, 11/25/18	6,029,500	7,084,824
9.750%, 08/25/19	1,973,964	2,260,746
Fannie Mae Whole Loan 4.126%, 01/25/43 (a)	657,385	686,659
Freddie Mac 15 Yr. Gold Pool 6.500%, 08/01/13	3,207	3,351
7.000%, 07/01/11	24	24

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. 3.500%, TBA	$10,900,000	$10,407,800
Freddie Mac 30 Yr. Gold Pool 5.000%, 08/01/33	144,754	154,637
5.500%, 12/01/38	9,036,779	9,784,044
6.500%, 03/01/26	1,849	2,096
6.500%, 07/01/26	11,432	12,955
8.000%, 12/01/19	5,518	5,897
8.000%, 09/01/30	11,650	13,844
9.000%, 10/01/17	2,120	2,133
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	12,693	14,284
Freddie Mac ARM Non-Gold Pool 2.656%, 01/01/35 (a)	46,074	48,647
5.694%, 02/01/37 (a)	34,538	36,709
5.765%, 05/01/37 (a)	80,279	85,536
5.876%, 05/01/37 (a)	100,845	106,841
Freddie Mac REMICS 4.000%, 12/15/38	400,000	397,840
4.500%, 04/15/32	304,579	317,998
8.500%, 06/15/21	69,910	79,552
Ginnie Mae 0.590%, 12/20/60 (a)	25,488,585	25,241,346
0.610%, 12/20/60 (a)	10,047,523	10,012,356
0.686%, 12/20/60 (a)	39,726,667	39,615,432
0.690%, 03/20/61 (a)	7,393,366	7,359,356
0.710%, 12/20/60 (a)	29,999,455	30,158,452
5.205%, 06/20/41 (a) (b)	7,800,000	1,198,002
5.814%, 10/20/39 (a) (b)	11,709,814	2,016,559
5.864%, 12/20/39 (a) (b)	7,273,747	1,256,831
5.864%, 09/20/40 (a) (b)	3,078,416	483,185
5.864%, 11/20/40 (a) (b)	8,365,147	1,542,472
6.314%, 03/20/39 (a) (b)	2,303,301	415,497
6.364%, 10/20/38 (a) (b)	6,368,887	1,138,053
6.364%, 11/20/38 (a) (b)	7,944,759	1,435,724
6.384%, 07/20/40 (a) (b)	4,128,508	808,442
6.394%, 06/20/40 (a) (b)	95,320	16,685
6.444%, 11/20/38 (a) (b)	1,602,719	299,087
6.464%, 01/20/40 (a) (b)	4,930,841	904,240
6.565%, 04/16/39 (a) (b)	7,497,050	1,181,617
Ginnie Mae 30 Yr. 4.000%, TBA	12,300,000	12,490,269
4.500%, TBA	57,800,000	60,951,030
5.000%, TBA	29,500,000	31,993,665
5.500%, TBA	20,200,000	22,201,052
6.000%, TBA	22,500,000	24,862,500
Ginnie Mae I 30 Yr. Pool 6.000%, 03/15/33	2,794,807	3,129,019
6.500%, 06/15/31	16,340	18,643
6.500%, 08/15/34	425,209	486,067
7.500%, 01/15/29	13,084	15,379
7.500%, 09/15/29	7,448	8,754
7.500%, 02/15/30	4,734	5,571
7.500%, 09/15/30	25,538	30,050

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 8.500%, 05/15/18	$14,174	$14,380
8.500%, 06/15/25	76,929	92,420
9.000%, 12/15/16	7,923	8,979
Ginnie Mae II 30 Yr. Pool 4.500%, 11/20/40	874,774	922,568
4.500%, 12/20/40	2,154,828	2,272,558
4.500%, 01/20/41	687,887	725,470
4.500%, 02/20/41	2,863,997	3,020,473
4.500%, 03/20/41	44,125,080	46,535,875
4.500%, 04/20/41	1,792,505	1,890,439
5.000%, 07/20/40	828,572	900,511
5.000%, 08/20/40	4,090,924	4,446,110
6.500%, 10/20/37	1,942,566	2,195,504
NCUA Guaranteed Notes 2.900%, 10/29/20 (a)	30,000,000	29,943,954

		626,093,001

Federal Agencies—33.3%
Federal Farm Credit Bank 1.500%, 11/16/15 (c)	20,000,000	19,783,960
1.850%, 05/16/16	53,210,000	52,400,995
1.950%, 11/15/17	19,980,000	19,371,509
2.625%, 04/17/14	25,000,000	26,203,475
Federal Home Loan Bank 1.400%, 07/12/13	25,000,000	25,136,900
2.000%, 09/14/12 (c)	20,000,000	20,392,380
2.150%, 10/26/16	103,700,000	102,536,382
2.625%, 12/08/17	20,000,000	20,123,720
3.625%, 10/18/13 (c)	30,000,000	32,019,420
4.125%, 03/13/20	25,000,000	26,555,750
5.250%, 12/11/20	12,000,000	13,589,832
Federal Home Loan Mortgage Corp. 0.136%, 12/29/11 (a)	12,000,000	12,001,164
1.750%, 09/10/15 (c)	65,000,000	65,270,205
4.750%, 11/17/15 (c)	30,000,000	33,764,730
5.000%, 04/18/17 (c)	18,000,000	20,586,672
5.250%, 04/18/16 (c)	53,000,000	61,042,167
5.500%, 08/23/17 (c)	10,000,000	11,725,780
Federal National Mortgage Association Zero Coupon, 10/09/19	20,000,000	14,000,600
0.176%, 07/26/12 (a)	13,000,000	13,005,720
1.000%, 02/15/26 (a)	25,000,000	24,996,975
1.625%, 10/26/15 (c)	56,000,000	55,758,360
1.750%, 08/18/14	13,000,000	13,022,555
5.125%, 01/02/14	37,250,000	40,878,113
Financing Corp. Fico Strips Zero Coupon, 06/06/19	20,620,000	15,985,799
National Archives Facility Trust 8.500%, 09/01/19	4,010,643	4,831,662
Tennessee Valley Authority 3.875%, 02/15/21	35,000,000	35,952,595
4.500%, 04/01/18	20,000,000	22,140,420

		803,077,840

Security Description	Par Amount	Value*

U.S. Treasury—25.9%
U.S. Treasury Bonds 4.750%, 02/15/41	$15,440,000	$16,412,241
6.250%, 08/15/23 (c)	18,000,000	22,834,692
8.000%, 11/15/21 (c)	57,500,000	81,874,595
U.S. Treasury Inflation Protected Bonds (TIPS) 2.125%, 02/15/41 (c)	21,562,590	23,425,732
U.S. Treasury Notes 0.625%, 02/28/13	60,000,000	60,232,020
1.000%, 09/30/11 (c)	20,000,000	20,046,880
1.000%, 07/15/13	26,000,000	26,276,380
1.375%, 02/15/13 (c)	80,000,000	81,271,840
2.375%, 05/31/18 (a) (c)	56,000,000	55,698,160
2.625%, 04/30/18 (a) (c)	124,000,000	125,550,000

3.625%, 02/15/21 (c)	77,000,000	80,290,518
4.250%, 11/15/14	26,000,000	28,797,028

		622,710,086

Total U.S. Treasury & Government Agencies (Identified Cost $2,041,948,051)		2,051,880,927

FDIC-Guaranteed Corporate Bonds & Notes—15.2%

Capital Markets—1.9%
Citigroup Funding, Inc. 0.607%, 03/30/12 (a)	20,000,000	20,046,180
1.875%, 10/22/12 (c)	25,000,000	25,486,200

		45,532,380

Commercial Banks—3.0%
Bank of the West 2.150%, 03/27/12	14,015,000	14,217,657
Citibank N.A. 0.298%, 05/07/12 (a)	13,650,000	13,662,858
1.250%, 11/15/11	20,000,000	20,082,900
New York Community Bank 3.000%, 12/16/11	12,796,000	12,964,293
SunTrust Bank 3.000%, 11/16/11	11,350,000	11,469,130

		72,396,838

Consumer Finance—0.9%
Ally Financial, Inc. 0.247%, 12/19/12 (a)	22,485,000	22,503,370

Diversified Financial Services—8.6%
Bank of America Corp. 2.100%, 04/30/12	17,000,000	17,266,509
Citigroup, Inc. 2.125%, 04/30/12 (c) (d)	33,000,000	33,520,311
General Electric Capital Corp. 0.736%, 03/12/12 (a)	6,725,000	6,743,756
2.200%, 06/08/12	17,000,000	17,315,180
2.625%, 12/28/12	20,000,000	20,604,600

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FDIC-Guaranteed Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
JPMorgan Chase & Co. 0.497%, 12/26/12 (a) (c)	$17,000,000	$17,076,517
NCUA Guaranteed Notes 3.450%, 06/12/21	35,000,000	34,163,500

Private Export Funding Corp. 2.250%, 12/15/17	40,000,000	38,852,340
3.050%, 10/15/14 (c)	20,000,000	21,206,500

		206,749,213

Thrifts & Mortgage Finance—0.8%
U.S. Central Federal Credit Union 1.250%, 10/19/11	20,000,000	20,067,040

Total Corporate Bonds & Notes (Identified Cost $370,745,480)		367,248,841

Mortgage-Backed Securities—5.6%

Collateralized-Mortgage Obligation—4.2%
American Home Mortgage Assets 0.376%, 11/25/36 (a)	3,781,656	2,017,994
0.376%, 09/25/46 (a)	1,314,906	695,509
Banc of America Funding Corp. 2.789%, 06/20/35 (a)	569,014	297,470
5.791%, 10/25/36	38,772	24,987
Banc of America Mortgage Securities, Inc. 2.955%, 07/25/35 (a)	289,890	238,444
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	550,016	507,485
Countrywide Alternative Loan Trust 0.386%, 07/25/36 (a)	6,469,904	2,733,618
0.416%, 07/20/35 (a)	1,968,738	1,270,742
0.476%, 05/25/34 (a)	5,664,556	4,557,668
1.286%, 02/25/36 (a)	3,247,680	1,965,142
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.546%, 03/25/35 (a)	246,747	210,659
0.606%, 07/25/36 (a)	2,094,350	1,871,310
Deutsche Mortgage Securities, Inc. (144A) 5.225%, 06/26/35 (a)	4,870,000	4,665,455
FDIC Structured Sale Gauranteed Notes (144A) 0.741%, 02/25/48 (a)	5,610,891	5,616,026
First Horizon Alternative Mortgage Securities 0.556%, 02/25/37 (a)	527,143	297,293
GMAC Mortgage Corp. Loan Trust 3.061%, 11/19/35 (a)	1,256,893	1,134,518
Greenpoint Mortgage Funding Trust 0.266%, 03/25/37 (a)	482,623	341,510
GSMPS Mortgage Loan Trust (144A) 0.536%, 01/25/35 (a)	686,499	585,895
0.536%, 09/25/35 (a)	875,409	736,506
0.586%, 06/25/34 (a)	1,183,683	988,527
4.004%, 06/25/34 (a)	6,569,598	6,189,140

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
GSR Mortgage Loan Trust 2.867%, 04/25/35 (a)	$1,493,180	$1,279,863
Harborview Mortgage Trust 0.336%, 03/19/38 (a)	631,036	347,418
0.366%, 11/19/46 (a)	255,796	134,371
0.386%, 10/19/37 (a)	576,073	352,968
Impac Secured Assets CMN Owner Trust 0.506%, 03/25/36 (a)	6,844,372	3,360,586
JPMorgan Mortgage Trust 2.212%, 07/25/34 (a)	591,756	566,904
Luminent Mortgage Trust 0.376%, 05/25/46 (a)	4,333,620	2,366,191
MASTR Adjustable Rate Mortgages Trust 0.386%, 05/25/47 (a)	8,786,722	4,615,656
1.095%, 12/25/46 (a)	9,747,876	3,217,511
2.285%, 02/25/34 (a)	342,808	276,641
3.523%, 12/25/34 (a)	33,246	26,153
MASTR Reperforming Loan Trust (144A) 0.536%, 05/25/35 (a)	575,567	470,974
3.818%, 05/25/35 (a)	6,337,542	5,453,588
5.371%, 05/25/36 (a)	5,633,900	5,005,382
6.000%, 08/25/34	149,214	144,117
7.000%, 08/25/34	683,400	699,136
MASTR Seasoned Securitization Trust 4.181%, 10/25/32 (a)	44,132	38,292
Merrill Lynch Mortgage Investors, Inc. 0.456%, 04/25/35 (a)	100,102	71,957
Morgan Stanley Mortgage Loan Trust 0.256%, 06/25/36 (a)	1,040,226	460,683
2.502%, 07/25/35 (a)	543,982	398,570
2.654%, 10/25/34 (a)	295,730	280,719
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	67,715	68,659
Novastar Mortgage-Backed Notes 0.376%, 06/25/36 (a)	4,167,545	3,085,163
Provident Funding Mortgage Loan Trust 2.684%, 10/25/35 (a)	301,908	276,840
5.212%, 05/25/35 (a)	1,871,714	1,652,351
Residential Accredit Loans, Inc. 0.346%, 01/25/37 (a)	738,999	435,646
0.586%, 10/25/45 (a)	658,747	375,130
3.740%, 12/25/35 (a)	3,674,802	2,185,199
Residential Funding Mortgage Securities I 4.750%, 12/25/18	1,401,671	1,427,988
SACO I, Inc. (144A) 8.815%, 06/25/21 (a)	3,124,633	3,346,730
Structured Adjustable Rate Mortgage Loan Trust 2.574%, 05/25/35 (a)	7,328,412	5,790,047
Structured Asset Mortgage Investments, Inc. 0.366%, 09/25/37 (a)	4,076,768	2,610,950
0.366%, 07/25/46 (a)	424,725	248,810
Structured Asset Securities Corp. (144A) 0.536%, 04/25/35 (a)	4,893,265	4,019,245
0.586%, 09/25/33 (a)	71,773	63,610
4.049%, 06/25/35 (a)	298,446	257,026

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Thornburg Mortgage Securities Trust 0.324%, 06/25/37 (a)	$4,946,063	$4,820,878
6.043%, 09/25/37 (a)	220,081	218,671
6.158%, 09/25/37 (a)	214,647	208,530
WaMu Mortgage Pass-Through Certificates 0.446%, 11/25/45 (a)	132,870	110,070
0.456%, 12/25/45 (a)	3,517,493	2,829,359
0.476%, 12/25/45 (a)	282,546	214,458
0.506%, 08/25/45 (a)	326,939	266,740
0.586%, 08/25/45 (a)	671,792	497,499
1.028%, 06/25/47 (a)	356,264	231,404
2.582%, 04/25/35 (a)	100,000	83,985

		101,838,566

Commercial Mortgage-Backed Securities—1.4%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	84,870
FDIC Structured Sale Guaranteed Notes (144A) 2.980%, 12/06/20	32,403,401	32,983,924

		33,068,794

Total Mortgage-Backed Securities (Identified Cost $155,243,783)		134,907,360

Asset-Backed Securities—3.3%

Asset Backed - Credit Card—1.9%
Citibank Credit Card Issuance Trust 2.250%, 12/23/14	42,000,000	42,999,995
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.357%, 09/15/18 (a)	1,596,017	1,509,817

		44,509,812

Asset Backed - Home Equity—0.1%
Bayview Financial Aquisition Trust 0.771%, 08/28/44 (a)	26,937	26,080
Bayview Financial Asset Trust (144A) 0.786%, 12/25/39 (a)	511,338	411,627
Bear Stearns Asset Backed Securities Trust 0.296%, 10/25/36 (a)	479,634	471,360
EMC Mortgage Loan Trust (144A) 0.636%, 12/25/42 (a)	128,737	81,751
IndyMac Seconds Asset Backed Trust 0.316%, 06/25/36 (a)	5,101,487	536,110
Morgan Stanley Mortgage Loan Trust 0.276%, 09/25/46 (a)	353,845	138,204
0.336%, 03/25/36 (a)	2,496,753	600,514
Option One Mortgage Loan Trust 0.766%, 06/25/33 (a)	169,048	143,044
Structured Asset Securities Corp. (144A) 0.296%, 02/25/36 (a)	2,851,175	135,206

		2,543,896

Security Description	Par Amount	Value*

Asset Backed - Other—0.5%
AAMES Mortgage Investment Trust (144A) 0.336%, 08/25/35 (a)	$1,904	$1,903
ACE Securities Corp. 0.316%, 02/25/31 (a)	1,693,529	1,353,147
Amortizing Residential Collateral Trust 0.466%, 01/01/32 (a)	90,566	59,384
Countrywide Home Equity Loan Trust 0.327%, 12/25/31 (a)	2,533,059	1,629,165
0.369%, 11/15/36 (a)	91,346	70,218
0.467%, 02/15/34 (a)	482,315	307,983
0.477%, 02/15/34 (a)	305,444	226,957
0.557%, 12/15/28 (a)	146,957	137,031
0.737%, 08/15/37 (a)	498,435	413,941
Fremont Home Loan Trust 0.286%, 08/25/36 (a)	139,279	48,873
GMAC Mortgage Corp. Loan Trust 0.366%, 07/25/36 (a)	1,075,246	706,094
0.396%, 11/25/36 (a)	5,773,313	3,480,846
GSAMP Trust 0.276%, 07/05/36 (a)	1,380,646	141,301
GSR Mortgage Loan Trust 0.456%, 11/25/30 (a)	628,331	49,086
Lehman XS Trust 0.276%, 02/25/37 (a)	166,699	160,932
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	1,615,721	940,660
RAAC Series (144A) 0.456%, 05/25/36 (a)	2,925,822	1,860,776
SACO I, Inc. 0.446%, 06/25/36 (a)	1,785,955	624,297
0.486%, 04/25/36 (a)	725,080	255,080
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	916,274	587,172
WMC Mortgage Loan Pass-Through Certificates 0.816%, 07/20/29 (a)	45,400	41,742

		13,096,588

Asset Backed - Student Loan—0.8%
NCUA Guaranteed Notes 0.540%, 12/07/20 (a)	17,369,254	17,417,541
Nelnet Student Loan Trust 1.754%, 04/25/24 (a)	2,070,000	2,124,454

		19,541,995

Total Asset-Backed Securities (Identified Cost $95,701,753)		79,692,291

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Foreign Government & Agency Obligations—0.9%

Security Description	Shares/Par Amount	Value*

Sovereign—0.9%
Egypt Government AID Bonds 4.450%, 09/15/15	$20,000,000	$22,217,000

Total Foreign Government & Agency Obligations (Identified Cost $22,448,760)		22,217,000

Short Term Investments—27.5%

Discount Notes—1.3%
Federal Home Loan Mortgage Corp. 0.010%, 12/15/11	30,000,000	29,984,692
0.010%, 01/10/12 (d)	2,650,000	2,648,316

		32,633,008

Mutual Funds—23.5%
State Street Navigator Securities Lending Prime Portfolio (e)	565,379,916	565,379,916

Repurchase Agreement—1.0%
Deutsche Bank Repurchase Agreement dated 06/30/11 at 0.010% to be repurchased at $24,300,007 on 07/01/11, collateralized by $24,585,000 Federal Home Loan Mortgage Corp. due 08/17/20 with a value of $24,756,007	$24,300,000	24,300,000

U.S. Treasury—1.7%
U.S. Treasury Bills 0.010%, 09/01/11 (c)	40,000,000	39,993,284

Total Short Term Investments (Identified Cost $662,306,208)		662,306,208

Total Investments—137.7% (Identified Cost $3,348,394,035) (f)		3,318,252,627
Liabilities in excess of other assets		(908,246,272)

Net Assets—100.0%		$2,410,006,355

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2011.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was on loan. As of June 30, 2011, the market value of securities loaned was $576,706,240 and the collateral received consisted of cash in the amount of $565,379,916 and non-cash collateral with a value of $25,419,471. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $3,348,394,035. The aggregate unrealized appreciation and depreciation of investments was $22,368,255 and $(52,509,663), respectively, resulting in net unrealized depreciation of $(30,141,408) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2011, the market value of 144A securities was $77,376,989, which is 3.2% of net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts
Futures Contracts-Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2011	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 5 Year Futures	9/30/2011	(1,699)	($201,641,276)	($202,512,837)	$(871,561)
U.S. Treasury Notes 10 Year Futures	9/21/2011	(1,378)	(167,771,576)	(168,568,156)	(796,580)
U.S. Treasury Bonds 30 Year Futures	9/21/2011	(180)	(22,310,853)	(22,145,625)	165,228

Net Unrealized Depreciation					$(1,502,913)

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,051,880,927	$—	$2,051,880,927
Total FDIC - Guaranteed Corporate Bonds & Notes*	—	367,248,841	—	367,248,841
Total Mortgage-Backed Securities*	—	134,907,360	—	134,907,360
Total Asset-Backed Securities*	—	79,692,291	—	79,692,291
Total Foreign Government & Agency Obligations*	—	22,217,000	—	22,217,000
Short Term Investments
Discount Notes	—	32,633,008	—	32,633,008
Mutual Funds	565,379,916	—	—	565,379,916
Repurchase Agreement	—	24,300,000	—	24,300,000
U.S. Treasury	—	39,993,284	—	39,993,284
Total Short Term Investments	565,379,916	96,926,292	—	662,306,208
Total Investments	$565,379,916	$2,752,872,711	$—	$3,318,252,627

Futures Contracts**
Futures Contracts (Appreciation)	$165,228	$—	$—	$165,228
Futures Contracts (Depreciation)	(1,668,141)	—	—	(1,668,141)
Total Futures Contracts (Net Unrealized Depreciation)	(1,502,913)	—	—	(1,502,913)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Investments at value (a) (b)		$3,318,252,627
Cash		228,217
Receivable for:
Securities sold		436,591,364
Fund shares sold		1,249,296
Accrued interest and dividends		11,451,742
Futures variation margin		1,330,204
Miscellaneous asset		3,648

Total Assets		3,769,107,098
Liabilities
Payable for:
Securities purchased	$791,623,802
Fund shares redeemed	949,941
Collateral for securities loaned	565,379,916
Accrued expenses:
Management fees	920,263
Distribution and service fees	109,606
Deferred directors’ fees	28,799
Other expenses	88,416

Total Liabilities		1,359,100,743

Net Assets		$2,410,006,355

Net assets consists of:
Paid in surplus		$2,456,825,686
Undistributed net investment income		16,509,170
Accumulated net realized losses		(31,687,827)
Unrealized depreciation on investments		(31,640,674)

Net Assets		$2,410,006,355

Net Assets
Class A		$1,857,801,583
Class B		498,528,011
Class E		53,676,761

Capital Shares (Authorized) Outstanding
Class A (210,000,000)		157,259,246
Class B (55,000,000)		42,359,506
Class E (15,000,000)		4,558,509

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.81
Class B		11.77
Class E		11.78

(a)	Identified cost of investments was $3,348,394,035.
(b)	Includes securities on loan with a value of $576,706,240.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Interest (a)		$23,185,608

Expenses
Management fees	$5,612,010
Distribution and service fees—Class B	600,867
Distribution and service fees—Class E	41,200
Directors’ fees and expenses	24,654
Custodian and accounting	114,719
Audit and tax services	19,125
Legal	13,086
Shareholder reporting	64,785
Insurance	18,459
Miscellaneous	13,462

Total expenses	6,522,367
Management fee waivers	(74,384)	6,447,983

Net Investment Income		16,737,625

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(12,811,158)
Futures contracts	(5,427,815)	(18,238,973)

Net change in unrealized appreciation (depreciation) on:
Investments	57,613,436
Futures contracts	(7,584,487)	50,028,949

Net realized and unrealized gain		31,789,976

Net Increase in Net Assets From Operations		$48,527,601

(a)	Includes net income on securities loaned of $329,994.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,737,625	$27,434,730
Net realized gain (loss)	(18,238,973)	78,652,029
Net change in unrealized appreciation	50,028,949	2,122,131

Increase in net assets from operations	48,527,601	108,208,890

From Distributions to Shareholders
Net investment income
Class A	(28,629,313)	(36,519,996)
Class B	(6,163,236)	(9,633,594)
Class E	(734,242)	(1,629,081)

	(35,526,791)	(47,782,671)

Net realized capital gain
Class A	(65,706,619)	(3,850,000)
Class B	(16,918,686)	(1,112,791)
Class E	(1,868,980)	(181,585)

	(84,494,285)	(5,144,376)

Total distributions	(120,021,076)	(52,927,047)

Increase in net assets from capital share transactions	127,241,048	619,096,309

Total increase in net assets	55,747,573	674,378,152

Net Assets
Beginning of the period	2,354,258,782	1,679,880,630

End of the period	$2,410,006,355	$2,354,258,782

Undistributed Net Investment Income
End of the period	$16,509,170	$35,298,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	17,950,698	$215,630,847	52,821,956	$632,949,426
Reinvestments	8,076,706	94,335,932	3,426,995	40,369,996
Redemptions	(19,119,744)	(226,171,432)	(12,027,846)	(145,968,803)

Net increase	6,907,660	$83,795,347	44,221,105	$527,350,619

Class B
Sales	6,106,613	$73,509,908	14,077,996	$170,227,588
Reinvestments	1,981,281	23,081,922	915,365	10,746,385
Redemptions	(4,236,002)	(50,770,654)	(6,662,126)	(80,552,801)

Net increase	3,851,892	$45,821,176	8,331,235	$100,421,172

Class E
Sales	305,752	$3,657,895	559,687	$6,772,136
Reinvestments	223,453	2,603,222	154,099	1,810,666
Redemptions	(718,894)	(8,636,592)	(1,428,646)	(17,258,284)

Net decrease	(189,689)	$(2,375,475)	(714,860)	$(8,675,482)

Increase derived from capital share transactions		$127,241,048		$619,096,309

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.17		$11.86	$11.92	$12.48	$12.30	$12.22

Income (Loss) From Investment Operations
Net investment income	0.09	(a)	0.17 (a)	0.36 (a)	0.50 (a)	0.57 (a)	0.46
Net realized and unrealized gain (loss) on investments	0.15		0.51	0.13	(0.53)	(0.05)	0.03

Total from investment operations	0.24		0.68	0.49	(0.03)	0.52	0.49

Less Distributions
Distributions from net investment income	(0.18)		(0.33)	(0.55)	(0.53)	(0.34)	(0.41)
Distributions from net realized capital gains	(0.42)		(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.60)		(0.37)	(0.55)	(0.53)	(0.34)	(0.41)

Net Asset Value, End of Period	$11.81		$12.17	$11.86	$11.92	$12.48	$12.30

Total Return (%)	2.05	(b)	5.81	4.33	(0.36)	4.35	4.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	(c)	0.50	0.52	0.52	0.54	0.58
Net ratio of expenses to average net assets (%) (d)	0.49	(c)	0.49	0.52	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.46	(c)	1.36	3.04	4.12	4.66	4.36
Portfolio turnover rate (%)	654	(c)	551	262	436	685	835
Net assets, end of period (in millions)	$1,857.80		$1,830.22	$1,259.02	$989.32	$1,032.05	$886.81

	Class B
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.11		$11.81	$11.87	$12.43	$12.25	$12.16

Income (Loss) From Investment Operations
Net investment income	0.07	(a)	0.13 (a)	0.32 (a)	0.46 (a)	0.54 (a)	0.44
Net realized and unrealized gain (loss) on investments	0.16		0.51	0.14	(0.52)	(0.05)	0.02

Total from investment operations	0.23		0.64	0.46	(0.06)	0.49	0.46

Less Distributions
Distributions from net investment income	(0.15)		(0.30)	(0.52)	(0.50)	(0.31)	(0.37)
Distributions from net realized capital gains	(0.42)		(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.57)		(0.34)	(0.52)	(0.50)	(0.31)	(0.37)

Net Asset Value, End of Period	$11.77		$12.11	$11.81	$11.87	$12.43	$12.25

Total Return (%)	1.97	(b)	5.49	4.08	(0.53)	4.03	3.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(c)	0.75	0.77	0.77	0.79	0.83
Net ratio of expenses to average net assets (%) (d)	0.74	(c)	0.74	0.77	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.21	(c)	1.12	2.79	3.87	4.41	4.08
Portfolio turnover rate (%)	654	(c)	551	262	436	685	835
Net assets, end of period (in millions)	$498.53		$466.46	$356.30	$258.92	$226.69	$182.47

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.13		$11.82	$11.88	$12.44	$12.26	$12.18

Income (Loss) From Investment Operations
Net investment income	0.08	(a)	0.15 (a)	0.34 (a)	0.48 (a)	0.55 (a)	0.54
Net realized and unrealized gain (loss) on investments	0.16		0.51	0.14	(0.53)	(0.05)	(0.07)

Total from investment operations	0.24		0.66	0.48	(0.05)	0.50	0.47

Less Distributions
Distributions from net investment income	(0.17)		(0.31)	(0.54)	(0.51)	(0.32)	(0.39)
Distributions from net realized capital gains	(0.42)		(0.04)	0.00	0.00	0.00	0.00

Total distributions	(0.59)		(0.35)	(0.54)	(0.51)	(0.32)	(0.39)

Net Asset Value, End of Period	$11.78		$12.13	$11.82	$11.88	$12.44	$12.26

Total Return (%)	1.99	(b)	5.67	4.19	(0.43)	4.13	3.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.65	0.67	0.67	0.69	0.73
Net ratio of expenses to average net assets (%) (d)	0.64	(c)	0.64	0.67	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.31	(c)	1.20	2.94	3.98	4.51	4.13
Portfolio turnover rate (%)	654	(c)	551	262	436	685	835
Net assets, end of period (in millions)	$53.68		$57.58	$64.56	$70.71	$91.64	$102.22

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations use inputs that are observable including, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a Portfolio security, the fair value of the Portfolio security will be determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to the Adviser of the Portfolio. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, futures transactions, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

Securities Lending:

The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar- denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements:

The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities:

The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities:

The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2011	% per Annum	Average Daily Net Assets
$5,612,010	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2011 to April 30, 2012, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average Daily Net Assets
0.050%	On amounts over $	200 million and under $500 million

An identical expense agreement was in place for the period May 1, 2010 through April 30, 2011. Amounts waived for the six months ended June 30, 2011 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2011 are shown as Distribution and service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2011 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$8,623,075,742	$114,384,538	$8,811,115,584	$22,074,270

5.	DERIVATIVE INSTRUMENTS

Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are certain types of derivative instruments utilized by the Portfolio.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At June 30, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized depreciation on investments	$165,228	*	Net Assets—Unrealized depreciation on investments	$(1,668,141	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2011, were as follows:

Location	Interest Rate
Statement of Operations—Net Realized Loss
Futures Contracts	$(5,427,815)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$(7,584,487)

Average Notional Amount
Futures Contracts Short	(279,200,000)
Futures Contracts Long	5,600,000

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$52,927,047	$61,526,489	$—	$—	$—	$—	$52,927,047	$61,526,489

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$110,584,429	$8,655,943	$(94,542,232)	$—	$24,698,140

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Portfolio had no capital loss carryforwards.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-21

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2011, the Class A shares of the Zenith Equity Portfolio returned 5.74%, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index1, which returned 6.02%.

ECONOMIC AND MARKET REVIEW

The returns of equities during the first half of 2011 were mixed. A strong first quarter and a flat second quarter produced a very respectable 6.0% return for the period as measured by the S&P 500 Index. The main driver for the varying performance was again a change in the outlook for the economy in general and corporate earnings in particular. There was little difference between the returns of large cap and small cap stocks, although mid cap stocks outperformed both. Growth style stocks performed slightly better than value style stocks over the period. Among sectors, Energy (+11.4%) and Health Care (+13.9%) were the best performers, while Financial Services (–3.1%) and Information Technology (+2.1%) lagged the broad market.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis.

While all three of the underlying portfolios produced positive returns for the six-month period, the Jennison Growth Portfolio was by far the best performer. Its nearly 8% return outdistanced the other two components by over 3% and the S&P 500 Index by nearly 2%. Jennison’s performance was aided by good security selection and an overweight position in the Consumer Discretionary sector, where Amazon.com’s revenues beat consensus expectations. Jennison viewed Amazon as a prime beneficiary of the ongoing secular shift toward e-commerce and expects it to continue to gain e-commerce market share.

The FI Value Leaders Portfolio’s holdings in the Telecommunication Services and Financials sectors detracted from performance. Within Financials, exposure to Morgan Stanley hurt performance. The banking sector has been under pressure, primarily due to overhangs related to mortgage originations and securitizations.

For the Pioneer Fund Portfolio, weak stock selection in the Consumer Discretionary and Information Technology sectors pulled first-half performance down relative to the S&P 500 Index, while good stock selection in Consumer Staples helped performance. In the Consumer Discretionary sector, retailers Target, Lowe’s, and Staples each posted a negative return for the first half of 2011. In Information Technology, the primary culprits were Blackberry maker Research In Motion, which is facing challenges from innovative competitors, and cellphone maker Nokia, which was left behind in the “smartphone” race. Returns benefited the most from good stock selection in the Consumer Staples sector, as The Hershey Co. and Estee Lauder each gained over 20%.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2011

	6 Months	1 Year	5 Year	10 Year
Zenith Equity Portfolio	5.74	31.88	2.04	2.69
S&P 500 Index	6.02	30.69	2.94	2.72

1 The Standard & Poor’s 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2011

Top Holdings

% of Net Assets
Jennison Growth Portfolio, (Class A)	33.9
Pioneer Fund Portfolio, (Class A)	33.1
FI Value Leaders Portfolio, (Class A)	33.0

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses paid during period** January 1, 2011 to June 30, 2011
Class A(a)	Actual	0.42%	$1,000.00	$1,057.40	$2.14
	Hypothetical*	0.42%	$1,000.00	$1,022.68	$2.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2011 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,204,949	$177,139,563
Jennison Growth Portfolio, (Class A) (a)	13,940,179	181,779,939
Pioneer Fund Portfolio, (Class A) (b)	12,173,473	177,976,173

Total Mutual Funds (Identified Cost $526,355,740)		536,895,675

Total Investments—100.0% (Identified Cost $526,355,740) (c)		536,895,675
Other assets less liabilities		(60,806)

Net Assets—100.0%		$536,834,869

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of June 30, 2011, the aggregate cost of investments for federal income tax purposes was $526,355,740. The aggregate unrealized appreciation and depreciation of investments was $34,263,529 and $(23,723,594), respectively, resulting in net unrealized appreciation of $10,539,935 for federal income tax purposes.

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period ended June 30, 2011, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$536,895,675	$—	$—	$536,895,675
Total Investments	$536,895,675	$—	$—	$536,895,675

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2011 (Unaudited)

Assets
Affiliated investments at value (a)		$536,895,675
Receivable for:
Securities sold		401,514
Fund shares sold		2,663

Total Assets		537,299,852
Liabilities
Payable for:
Fund shares redeemed	$404,176
Accrued expenses:
Deferred directors’ fees	42,828
Other expenses	17,979

Total Liabilities		464,983

Net Assets		$536,834,869

Net assets consists of:
Paid in surplus		$558,963,106
Undistributed net investment income		4,316,483
Accumulated net realized losses		(36,984,655)
Unrealized appreciation on investments		10,539,935

Net Assets		$536,834,869

Net Assets
Class A		$536,834,869

Capital Shares (Authorized) Outstanding
Class A (3,000,000)		1,608,075

Net Asset Value, Offering and Redemption Price Per Share
Class A		$333.84

(a)	Identified cost of investments was $526,355,740.

Statement of Operations

Six months ended June 30, 2011 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$4,479,643

Expenses
Directors’ fees and expenses	$7,681
Custodian and accounting	14,968
Audit and tax services	9,618
Legal	3,048
Miscellaneous	1,511

Total expenses		36,826

Net Investment Income		4,442,817

Net Realized and Unrealized Gain
Net realized gain on:
Investments		1,637,330
Net change in unrealized appreciation on:
Investments		24,249,193

Net realized and unrealized gain		25,886,523

Net Increase in Net Assets From Operations		$30,329,340

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,442,817	$5,260,521
Net realized gain (loss)	1,637,330	(6,667,826)
Net change in unrealized appreciation	24,249,193	69,629,684

Increase in net assets from operations	30,329,340	68,222,379

From Distributions to Shareholders
Net investment income	(5,341,593)	(8,089,578)

Total distributions	(5,341,593)	(8,089,578)

Decrease in net assets from capital share transactions	(25,642,761)	(51,892,873)

Total increase (decrease) in net assets	(655,014)	8,239,928

Net Assets
Beginning of the period	537,489,883	529,249,955

End of the period	$536,834,869	$537,489,883

Undistributed Net Investment Income
End of the period	$4,316,483	$5,215,259

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2011		Year ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	9,916	$3,264,322	27,227	$7,761,068
Reinvestments	16,051	5,341,593	26,615	8,089,578
Redemptions	(103,854)	(34,248,676)	(235,062)	(67,743,519)

Net decrease derived from capital share transactions	(77,887)	$(25,642,761)	(181,220)	$(51,892,873)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Six months ended June 30, 2011		Year ended December 31,
			2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$318.80		$283.45	$279.73	$468.93	$448.85	$416.68

Income (Loss) From Investment Operations
Net investment income	2.70	(a)	2.95 (a)	4.55 (a)	7.34 (a)	2.91 (a)	3.40
Net realized and unrealized gain (loss) on investments	15.63		36.89	59.16	(183.50)	20.66	31.01

Total from investment operations	18.33		39.84	63.71	(176.16)	23.57	34.41

Less Distributions
Distributions from net investment income	(3.29)		(4.49)	(17.27)	(10.38)	(3.49)	(2.24)
Distributions from net realized capital gains	0.00		0.00	(42.72)	(2.66)	0.00	0.00

Total distributions	(3.29)		(4.49)	(59.99)	(13.04)	(3.49)	(2.24)

Net Asset Value, End of Period	$333.84		$318.80	$283.45	$279.73	$468.93	$448.85

Total Return (%)	5.74	(b)	14.14	30.41	(38.52)	5.26	8.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.01	(c)	0.02	0.02	0.01	0.01	0.01
Ratio of net investment income to average net assets (%) (e)	1.65	(c)	1.02	1.80	1.92	0.62	0.72
Portfolio turnover rate (%)	4	(c)	2	5	17	11	6
Net assets, end of period (in millions)	$536.83		$537.49	$529.25	$454.99	$852.98	$937.98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The ratio of expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of investment company, which issues separate series of stock. The Fund is currently comprised of thirty-four series, each of which represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a diversified series of the Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements:

Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Transfer Agency Agreement:

MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2011 were $9,978,753 and $36,523,206, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held as of December 31, 2010	Shares Purchased	Shares Sold	Number of shares held as of June 30, 2011
FI Value Leaders Portfolio	1,226,778	47,973	69,802	1,204,949
Jennison Growth Portfolio	14,874,991	42,570	977,382	13,940,179
Pioneer Fund Portfolio	12,970,603	150,707	947,837	12,173,473

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of June 30, 2011
FI Value Leaders Portfolio	$(213,255)	$0	$1,839,391	$177,139,563
Jennison Growth Portfolio	2,568,505	0	487,783	181,779,939
Pioneer Fund Portfolio	(717,936)	0	2,152,469	177,976,173

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2010 and 2009 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009
$8,089,578	$27,231,226	$—	$66,815,967	$—	$—	$8,089,578	$94,047,193

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$5,256,701	$—	$(25,455,216)	$(26,545,177)	$(46,743,692)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. As of December 31, 2010, the Asset Allocation Portfolio had capital loss carryforwards of $19,575,090 expiring on December 31, 2017 and $6,970,087 capital loss carryforwards expiring on December 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2010, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until January 1, 2011:

Currency	Capital
$—	$330,850

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Code relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act provides for the coordination of losses arising in taxable years beginning both prior to and after December 22, 2010, that would generally require that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be used prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2011 (Unaudited)—(Continued)

8.	CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures About Fair Value Measurements” which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosures about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. These enhanced disclosures became be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management has evaluated the impact of ASU 2010-06 and has concluded that ASU 2010-06 has no material impact on these financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and the International Financial Reporting Standards (IFRS)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to categorize within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

MSF-11

QuarterlyPortfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

ProxyVoting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ProxyVoting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-12

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a)	The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable.
(2)	Certifications required by Rule 30a-2(a) under the Act.
(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 24, 2011

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 24, 2011

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act